                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-03290

Name of Fund:  BlackRock Variable Series Funds, Inc.

Fund Address:   P.O. Box 9011
                Princeton, NJ  08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
        Officer, BlackRock Variable Series Funds, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (800) 456-4587

Date of fiscal year end: 12/31/07

Date of reporting period: 01/01/07 -- 06/30/07

Item 1 -- Report to Stockholders

--------------------------------------------------------------------------------

       BLACKROCK VARIABLE
       -------------------------------------------------------------------------
       SERIES FUNDS, INC.
       -------------------------------------------------------------------------



                                                  Semi-Annual Report (Unaudited)
                                                                   June 30, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
A Letter to Shareholders
--------------------------------------------------------------------------------

DEAR SHAREHOLDER

  At the mid-point of 2007, investor sentiment appeared quite buoyant, notwithstanding some undertones of caution. For equity markets, positive momentum as the year began was interrupted by a notable but transitory set-back at the end of February. Markets resumed their ascent through May, but entered a trading range in June as investors began to question the sustainability of the rally. For the most part, equities found support in robust merger-and-acquisition activity, healthy global economies, tame inflation, relatively low interest rates, still-positive earnings growth and attractive valuations. These tailwinds prevailed over such headwinds as a weakening U.S. economy, slowing housing market, credit-related lending problems, escalating geopolitical concerns and high energy prices, leading the Standard & Poor's (S&P) 500 Index to a new record high in May.

  Meanwhile, turmoil in the subprime mortgage market and generally mixed economic signals weighed on bonds. In June, bond prices dropped precipitously as long-term yields rose to their highest levels in five years. The 10-year Treasury yield, which began 2007 at 4.68%, reached nearly 5.30% in mid-June before retracing to 5.03% by month's end. Notably, this year has brought some re-steepening of the yield curve, which had been flat to inverted throughout 2006. Still, at the end of June, yields along the curve remained below the federal funds rate of 5.25%, the level at which the Federal Reserve Board (the
Fed) has left it since first pausing in August 2006. While first-quarter gross domestic product growth of 0.7% represented the slowest rate of expansion since 2002, the Fed reiterated that inflation, not a slowing economy, remains its primary concern. Many observers interpreted the Fed's reaction to mean that the economy has hit its low and is bound for renewed strength, thereby reducing the likelihood of an interest rate cut in the near future.

  Against this backdrop, the major equity market indexes posted strong returns for the annual and semi-annual periods ended June 30, 2007, while fixed income assets were more mixed:

TOTAL RETURNS AS OF JUNE 30, 2007

--------------------------------------------------------
                                      6-month   12-month
--------------------------------------------------------
U.S. equities (S&P 500 Index).......   +6.96%    +20.59%
Small cap U.S. equities (Russell
  2000 Index).......................   +6.45     +16.43
International equities (MSCI Europe,
  Australasia, Far East Index)......  +10.74     +27.00
Fixed income (Lehman Brothers U.S.
  Aggregate Bond Index).............   +0.98      +6.12
Tax-exempt fixed income (Lehman
  Brothers Municipal Bond Index)....   +0.14      +4.69
High yield bonds (Lehman Brothers
  U.S. Corporate High Yield 2%
  Issuer Cap Index).................   +2.96     +11.22
--------------------------------------------------------

  We expect market volatility to linger throughout the second half of 2007. As you navigate the uncertainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight, we invite you to view "What's Ahead in 2007: The Second-Quarter Update" and "Are You Prepared for Volatility?" at WWW.BLACKROCK.COM/FUNDS. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

/s/ Robert C. Doll, Jr.
Robert C. Doll, Jr.
Fund President and Director

--------------------------------------------------------------------------------

       BLACKROCK BALANCED CAPITAL V.I. FUND
       -------------------------------------------------------------------------

                                                  Semi-Annual Report (Unaudited)
                                                                   June 30, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS
BlackRock Balanced Capital V.I. Fund
A Discussion With Your Fund's Portfolio Managers
--------------------------------------------------------------------------------

  The Fund provided favorable returns in a strong but volatile period for equities and somewhat challenging time for bonds.

HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2007, BlackRock Balanced Capital V.I. Fund's Class I Shares had a total return of +6.10%. For the same period, the benchmark Standard & Poor's 500 (S&P 500) Index returned +6.96%, the benchmark Lehman Brothers U.S. Aggregate Bond Index returned +.98%, and the Lipper Mixed-Asset Target Allocation Growth Funds (Variable Products) category had an average return of +5.69%. (Funds in this Lipper category maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash and cash equivalents.)

  The S&P 500 Index advanced over the semi-annual period, posting gains in four of the six months. Stocks continued to benefit from a favorable combination of moderating economic growth, strong corporate earnings results and soaring takeover activity. However, volatility increased, punctuated by a sharp correction in February and another decline in June as investors began to fear the affects of tightening global monetary policy. In particular, the deterioration in subprime mortgage credit quality as mortgage rates reset higher led to concerns over the sustainability of consumer spending growth. Value stocks continued to outperform their growth-oriented counterparts and smaller-capitalization companies outpaced their larger brethren. However, all major indexes, styles and market-capitalization categories delivered attractive results.

  Bonds provided positive returns for the period as well, rallying in the first quarter of the year as investors were encouraged by evidence of weakening U.S. economic activity. In the second quarter, however, interest rates rose and credit spreads widened as investors reacted negatively to the aforementioned liquidity and subprime contagion concerns.

WHAT FACTORS MOST INFLUENCED FUND PERFORMANCE?

  The Fund's asset allocation was favorable and equities comfortably outpaced the S&P 500 Index, while bonds slightly lagged the benchmark Lehman index. Within the equity portfolio, good stock selection in the health care sector was the primary driver of performance, led by better-than-20% returns from positions in Baxter International Inc. and Schering-Plough Corp. Our underweight position and good stock selection in the financials sector further aided results, largely due to our avoidance of such poorly performing stocks as Bank of America Corp. and Wachovia Corp. Good stock selection in the consumer staples area also benefited performance, led by strong gains in selected non-U.S. holdings like Cadbury Schweppes Plc and Unilever NV. These areas of outperformance more than offset relative weakness in the technology sector where poor stock selection detracted from results, largely due to weakness in Symantec Corp. and Sun Microsystems, Inc. and from not owning Apple Inc. Poor stock selection in the industrials sector also impaired performance, led by weakness in shares of Masco Corp.

  In the fixed income portfolio, overweight positions in mortgage product and the financials subsector of the corporate market hampered results, as these high-quality assets struggled amid the subprime scare. Certain global bond and currency positions also disappointed during the six-month period. On the positive side of the ledger, the portfolio's allocation to high yield bonds, albeit modest, benefited performance as non-investment-grade assets continued to outperform. An underweight exposure to agency debentures also proved advantageous on a relative basis.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  We continued to adjust our holdings during the period in response to ongoing market volatility. Within the equity portfolio, we strove to enhance our risk/reward profile, eliminating positions in stocks that had performed well or where we grew increasingly concerned about fundamental trends, while introducing stocks whose expectations and valuations were more reasonable. We added to and further repositioned our technology holdings, introducing new positions in Motorola, Inc., Micron Technology, Inc. and Texas Instruments, Inc., adding to an existing position in Sun Microsystems, reducing positions in Accenture Ltd. and Juniper Networks, Inc. and eliminating Symantec from the portfolio. At Motorola, Inc. problems in the company's core wireless handset business have resulted in dramatic earnings estimate downgrades and valuation compression. We believe

--------------------------------------------------------------------------------

most of this bad news has now been incorporated into expectations while valuation is approaching trough levels. Micron is the leading manufacturer of computer memory chips, where we expect improving prices in the second half of the year as favorable seasonal trends and increasing memory content in both PCs and cellular handsets drive improved demand. Meanwhile, the stock price has declined 36% from its September 2006 high and now trades near a historical low. At Texas Instruments, investor concern regarding the sustainability of the company's position in the wireless handset semiconductor market created an attractive buying opportunity. We anticipate a favorable mix-shift toward the high-performance analog business to drive margin improvements and valuation expansion. Meanwhile, the stock is selling near trough price-to-sales and price-to-book value multiples. By contrast, while we still believe the security market offers Symantec an attractive longer-term growth opportunity, the intense competitive environment and poor management execution caused us to question whether the company can participate in this growth and deliver improved results.

  We continued to increase our pharmaceutical exposure, adding to our existing position in Pfizer Inc. and introducing Bristol-Myers Squibb Co. to the portfolio. Bristol-Myers has been a poor performer, essentially unchanged over the last five years, as numerous headwinds have caused revenues to stagnate and earnings to decline 50%. We now believe the company has passed the point of maximum pressure, creating an attractive buying opportunity. Bristol-Myers appears poised to deliver sharply accelerating growth as eight recent product launches and its sizable product pipeline reverse the recent negative sales trend. We believe downside in the stock is limited by the better-than-4% dividend yield and take-over potential.

  We added to a number of media-related holdings such as Comcast Corp. and Electronic Arts, Inc. on the back of stock price weakness. We believe these companies' control of unique content will ultimately command premium valuations. In the insurance sector, we reduced our position in Ace Limited and sold Endurance Specialty Holdings Ltd. while increasing our stake in RenaissanceRe. At Endurance, a new diversification strategy is a source of concern as it may lead to margin degradation. We believe RenaissanceRe Holdings Ltd. offers much better value at the current depressed multiple. We also added to a number of consumer-related holdings like Harley-Davidson, Inc. and Sony Corp. on recent price weakness, while introducing Wal-Mart Stores, Inc. to the portfolio. Wal-Mart, the nation's largest retailer, has changed its capital allocation priorities, which we believe represents a positive inflection point for the company. As a result, we anticipate a reversal in the extended period of valuation compression from which the stock has suffered and greatly enhanced shareholder value. Selling at the bottom of its historical range, we believe risk/reward in the stock appears very attractive. We eliminated both Coca-Cola Enterprises and Genworth Financial, Inc. from the portfolio. At Coca-Cola Enterprises, we became concerned over the negative implications of the increasingly adversarial relationship between Coke Enterprises and parent Coca-Cola Company. At Genworth Financial we believe the company's mortgage insurance and long-term care businesses, representing over 25% of earnings, will confront increasingly challenging operating environments through the remainder of 2007, limiting any share price advance.

  In the fixed income portfolio, the biggest change involved an increase in our allocation to mortgages. Given their underperformance during the period, mortgages offered good relative value and, we believe, should perform well in the coming months. The second major shift in the portfolio involved our duration posture, which was short at the start of the period and neutral to slightly long by period-end. Broadly speaking, our view on interest rates moved from one where we thought rates would move slightly higher to an expectation for a more range-bound environment.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  At period-end, the portfolio allocation comprised 69% equities, 29% fixed income securities and 2% cash equivalents. While we remain constructive on the prospects for equities as we move through the remainder of 2007, the recent advance in the market reflects heightened expectations for economic and corporate earnings growth, which may prove difficult to fulfill. The U.S. economy appears to be in good shape. Corporate balance sheets and free cash flow remain strong, but high energy prices and a weakening housing sector seem likely to impede consumer spending growth while deteriorating liquidity conditions may precipitate increased credit quality problems at the banks. Therefore, we are becoming more cautious in the short-term, concentrating our equity exposures in those areas where expectations and valuations are more reasonable and where risk/reward profiles are more favorable. Meanwhile, bonds may represent a relatively more attractive investment given that interest rates have risen, spreads widened and the yield curve normal-

--------------------------------------------------------------------------------

ized. As always, we will continue to take full advantage of the Fund's flexibility as market conditions evolve.

Kurt Schansinger
Senior Portfolio Manager

Keith Anderson
Fixed Income Portfolio Manager

Scott Amero
Fixed Income Portfolio Manager

Matthew Marra
Fixed Income Portfolio Manager

Andrew Phillips
Fixed Income Portfolio Manager

July 17, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                  BLACKROCK BALANCED
                                              CAPITAL V.I. FUND+--CLASS I                                 LEHMAN BROTHERS U.S.
                                                        SHARES*                  S&P 500 INDEX++         AGGREGATE BOND INDEX+++
                                              ---------------------------        ---------------         -----------------------
6/97                                                     10000                        10000                       10000
6/98                                                     12117                        13016                       11054
6/99                                                     12909                        15978                       11402
6/00                                                     13777                        17137                       11922
6/01                                                     12458                        14595                       13261
6/02                                                     11550                        11970                       14405
6/03                                                     11524                        12000                       15903
6/04                                                     13132                        14293                       15954
6/05                                                     13880                        15197                       17039
6/06                                                     15014                        16508                       16902
6/07                                                     17728                        19907                       17937

[LINE GRAPH]

                                         BLACKROCK BALANCED     BLACKROCK BALANCED                             LEHMAN BROTHERS
                                        CAPITAL V.I. FUND+--   CAPITAL V.I. FUND+--                             U.S. AGGREGATE
                                          CLASS II SHARES*      CLASS III SHARES*       S&P 500 INDEX++         BOND INDEX+++
                                        --------------------   --------------------     ---------------        ---------------
9/30/04**                                      10000                  10000                  10000                  10000
6/05                                           10634                  10634                  10835                  10349
6/06                                           11495                  11495                  11770                  10266
6/07                                           13539                  13539                  14193                  10894

* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

**   Commencement of Operations.

+ The Fund invests in a balanced portfolio of fixed income and equity securities.

++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

+++ This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.

     Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/07                                           +18.08%
--------------------------------------------------------------------------
Five Years Ended 6/30/07                                         + 8.95
--------------------------------------------------------------------------
Ten Years Ended 6/30/07                                          + 5.89
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/07                                           +17.78%
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/07                              +11.66
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/07                                           +17.78%
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/07                              +11.66
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2007                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +6.10%         +18.08%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +5.98          +17.78
-----------------------------------------------------------------------------------------
Class III Shares*                                                +5.98          +17.78
-----------------------------------------------------------------------------------------
S&P 500(R) Index**                                               +6.96          +20.59
-----------------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Bond Index***                     +0.98          + 6.12
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares. If such fees were included, returns shown would have been lower.
** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.
*** This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.
    Past results shown should not be considered a representation of future performance.
    S&P 500 is a registered trademark of the McGraw-Hill Companies.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2007 and held through June 30, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                                 BEGINNING         ENDING       DURING THE PERIOD*
                                                               ACCOUNT VALUE    ACCOUNT VALUE   JANUARY 1, 2007 TO
                                                              JANUARY 1, 2007   JUNE 30, 2007     JUNE 30, 2007
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,061.00           $3.85
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,059.80           $4.83
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,059.80           $5.34
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,021.16           $3.78
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,020.21           $4.73
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,019.71           $5.24
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.75% for Class I, .94% for Class II and 1.04% for Class
    III), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Portfolio Information as of June 30, 2007
--------------------------------------------------------------------------------

                                                                   PERCENT OF
ASSET MIX                                                     LONG-TERM INVESTMENTS
-----------------------------------------------------------------------------------
Common Stocks...............................................          64.3%
U.S. Government Agency Mortgage-Backed Securities...........          20.3
Non-Government Agency Mortgage-Backed Securities............           4.4
Corporate Bonds.............................................           4.4
Asset-Backed Securities.....................................           3.1
U.S. Government Agency Mortgage-Backed
  Securities--Collateralized Mortgage Obligations...........           1.6
U.S. Government Obligations.................................           1.2
Preferred Securities........................................           0.4
Foreign Government Obligations..............................           0.3
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments as of June 30, 2007 (unaudited)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                              SHARES
INDUSTRY                                        HELD                     COMMON STOCKS                       VALUE
----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--2.9%                     12,300      Honeywell International, Inc. ..............    $   692,244
                                               5,500      Raytheon Co. ...............................        296,395
                                              12,200      United Technologies Corp. ..................        865,346
                                                                                                          -----------
                                                                                                            1,853,985
----------------------------------------------------------------------------------------------------------------------
AUTOMOBILES--1.0%                             11,000      Harley-Davidson, Inc. ......................        655,710
----------------------------------------------------------------------------------------------------------------------
BEVERAGES--0.9%                               10,800      Anheuser-Busch Cos., Inc. ..................        563,328
----------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS--1.1%                       24,500      Masco Corp. ................................        697,515
----------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--4.1%                          7,000      Legg Mason, Inc. ...........................        688,660
                                              22,000      Mellon Financial Corp. .....................        968,000
                                              12,200      Morgan Stanley..............................      1,023,336
                                                                                                          -----------
                                                                                                            2,679,996
----------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.4%                               17,700      E.I. du Pont de Nemours & Co. ..............        899,868
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--1.3%                        24,500      Wells Fargo & Co. ..........................        861,665
----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--3.0%                37,500      Cisco Systems, Inc.(h)......................      1,044,375
                                              18,000      Juniper Networks, Inc.(h)...................        453,060
                                              25,000      Motorola, Inc. .............................        442,500
                                                                                                          -----------
                                                                                                            1,939,935
----------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--3.5%                 20,100      Hewlett-Packard Co. ........................        896,862
                                               8,300      International Business Machines Corp. ......        873,575
                                              97,500      Sun Microsystems, Inc.(h)...................        512,850
                                                                                                          -----------
                                                                                                            2,283,287
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--2.8%          19,100      Citigroup, Inc. ............................        979,639
                                              17,600      JPMorgan Chase & Co. .......................        852,720
                                                                                                          -----------
                                                                                                            1,832,359
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION                 16,700      AT&T Inc. ..................................        693,050
SERVICES--2.3%
                                              19,600      Verizon Communications, Inc. ...............        806,932
                                                                                                          -----------
                                                                                                            1,499,982
----------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--2.9%              8,800      GlobalSantaFe Corp. ........................        635,800
                                               5,400      Schlumberger Ltd. ..........................        458,676
                                              13,700      Weatherford International Ltd.(h)...........        756,788
                                                                                                          -----------
                                                                                                            1,851,264
----------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.4%                 5,500      Wal-Mart Stores, Inc. ......................        264,605
----------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--4.1%                            8,500      Cadbury Schweppes Plc(a)....................        461,550
                                               6,500      General Mills, Inc. ........................        379,730
                                               2,700      Nestle SA Registered Shares.................      1,025,929
                                              25,000      Unilever NV(a)..............................        775,500
                                                                                                          -----------
                                                                                                            2,642,709
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &                       19,000      Baxter International, Inc. .................      1,070,460
SUPPLIES--1.7%
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &                        7,800      AmerisourceBergen Corp. ....................        385,866
SERVICES--0.6%
----------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--1.6%           21,000      McDonald's Corp. ...........................      1,065,960
----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.9%                      11,500      Sony Corp.(a)...............................        590,755
----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--1.5%                      15,000      Kimberly-Clark Corp. .......................      1,003,350
----------------------------------------------------------------------------------------------------------------------
IT SERVICES--0.8%                             12,500      Accenture Ltd. Class A......................        536,125
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                              SHARES
INDUSTRY                                        HELD                     COMMON STOCKS                       VALUE
----------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--4.9%                 7,500      3M Co. .....................................    $   650,925
                                              29,000      General Electric Co. .......................      1,110,120
                                              10,500      Textron, Inc. ..............................      1,156,155
                                               8,000      Tyco International Ltd.(h)..................        270,320
                                                                                                          -----------
                                                                                                            3,187,520
----------------------------------------------------------------------------------------------------------------------
INSURANCE--5.4%                               15,500      ACE Ltd. ...................................        969,060
                                              15,200      American International Group, Inc. .........      1,064,456
                                               8,800      Prudential Financial, Inc. .................        855,624
                                               9,500      RenaissanceRe Holdings Ltd. ................        588,905
                                                                                                          -----------
                                                                                                            3,478,045
----------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.9%            20,600      Yahoo! Inc.(h)..............................        558,878
----------------------------------------------------------------------------------------------------------------------
MACHINERY--1.0%                               13,300      Dover Corp. ................................        680,295
----------------------------------------------------------------------------------------------------------------------
MEDIA--2.0%                                    8,500      CBS Corp. Class B...........................        283,220
                                              25,000      Comcast Corp. Special Class A(h)............        699,000
                                               9,500      Walt Disney Co. ............................        324,330
                                                                                                          -----------
                                                                                                            1,306,550
----------------------------------------------------------------------------------------------------------------------
METALS & MINING--0.9%                         14,000      Alcoa, Inc. ................................        567,420
----------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--4.8%             10,800      Devon Energy Corp. .........................        845,532
                                               7,300      EnCana Corp. ...............................        448,585
                                               6,900      Exxon Mobil Corp. ..........................        578,772
                                              16,700      Murphy Oil Corp. ...........................        992,648
                                               2,700      Total SA(a).................................        218,646
                                                                                                          -----------
                                                                                                            3,084,183
----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.7%                  5,500      International Paper Co. ....................        214,775
                                               7,000      MeadWestvaco Corp. .........................        247,240
                                                                                                          -----------
                                                                                                              462,015
----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--4.6%                         19,500      Bristol-Myers Squibb Co. ...................        615,420
                                               6,000      GlaxoSmithKline Plc(a)......................        314,220
                                              10,000      Pfizer, Inc. ...............................        255,700
                                              22,000      Schering-Plough Corp. ......................        669,680
                                              20,100      Wyeth.......................................      1,152,534
                                                                                                          -----------
                                                                                                            3,007,554
----------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR                16,500      Applied Materials, Inc. ....................        327,855
EQUIPMENT--2.5%
                                              16,500      Intersil Corp. Class A......................        519,090
                                              14,000      Micron Technology, Inc.(h)..................        175,420
                                              16,500      Texas Instruments, Inc. ....................        620,895
                                                                                                          -----------
                                                                                                            1,643,260
----------------------------------------------------------------------------------------------------------------------
SOFTWARE--1.3%                                10,000      Electronic Arts, Inc.(h)....................        473,200
                                              13,200      Microsoft Corp. ............................        389,004
                                                                                                          -----------
                                                                                                              862,204
----------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--1.6%                        25,000      Limited Brands, Inc. .......................        686,250
                                              11,000      Office Depot, Inc.(h).......................        333,300
                                                                                                          -----------
                                                                                                            1,019,550
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL COMMON STOCKS
                                                          (COST--$32,973,037)--69.4%..................     45,036,198
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                                      PREFERRED SECURITIES
----------------------------------------------------------------------------------------------------------------------
                                                FACE
INDUSTRY                                      AMOUNT                     CAPITAL TRUSTS                      VALUE
----------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--0.1%                  USD    50,000      Lehman Brothers Holdings Capital Trust V,
                                                            5.857%(c)(g)..............................    $    48,978
                                              25,000      Mellon Capital IV Series 1, 6.244%(c)(g)....         25,226
                                                                                                          -----------
                                                                                                               74,204
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--0.1%                        30,000      BAC Capital Trust VI, 5.625% due 3/08/2035..         26,787
                                              25,000      USB Capital IX, 6.189%(c)(g)................         25,185
                                              25,000      Wachovia Capital Trust III, 5.80%(c)(g).....         24,891
                                                                                                          -----------
                                                                                                               76,863
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL CAPITAL TRUSTS
                                                          (COST--$154,536)--0.2%......................        151,067
----------------------------------------------------------------------------------------------------------------------
                                              SHARES
                                                HELD                    PREFERRED STOCKS
----------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.2%               1,900      Fannie Mae Series O, 7%.....................         98,503
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL PREFERRED STOCKS
                                                          (COST--$105,687)--0.2%......................         98,503
----------------------------------------------------------------------------------------------------------------------
                                           FACE
                                          AMOUNT                        TRUST PREFERREDS
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--0.0%                 USD    25,000      SunTrust Capital VIII, 6.10% due
                                                            12/15/2036(c).............................         22,894
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL TRUST PREFERREDS
                                                          (COST--$24,595)--0.0%.......................         22,894
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL PREFERRED SECURITIES
                                                          (COST--$284,818)--0.4%......................        272,464
----------------------------------------------------------------------------------------------------------------------
                                                                    FIXED INCOME SECURITIES
----------------------------------------------------------------------------------------------------------------------
                                                                        CORPORATE BONDS
----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.0%                     30,000      Honeywell International, Inc., 5.70% due
                                                            3/15/2036.................................         27,696
                                               2,000      L-3 Communications Corp. Series B, 6.375%
                                                            due 10/15/2015............................          1,890
                                                                                                          -----------
                                                                                                               29,586
----------------------------------------------------------------------------------------------------------------------
AIRLINES--0.0%                                21,329      American Airlines, Inc. Series 2003-1,
                                                            3.857% due 1/09/2012(n)...................         20,449
----------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS--0.0%                       15,000      Momentive Performance Materials, Inc.,
                                                            10.125% due 12/01/2014(b)(d)..............         15,037
----------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--0.6%                         80,000      Credit Suisse Guernsey Ltd., 5.86%(c)(g)....         77,077
                                              35,000      Goldman Sachs Capital II, 5.793%(c)(g)......         34,158
                                             130,000      Goldman Sachs Group, Inc., 5.25% due
                                                            10/15/2013................................        126,026
                                             125,000      Morgan Stanley Series F, 5.55% due
                                                            4/27/2017.................................        119,927
                                                                                                          -----------
                                                                                                              357,188
----------------------------------------------------------------------------------------------------------------------
CHEMICALS--0.0%                               15,000      Lyondell Chemical Co., 6.875% due
                                                            6/15/2017.................................         14,475
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--0.3%                        55,000      Barclays Bank Plc, 8.55%(b)(g)..............         60,568
                                              50,000      Corporacion Andina de Fomento, 6.875% due
                                                            3/15/2012.................................         52,363
                                       JPY 9,000,000      Kreditanstalt fuer Wiederaufbau, 0.325% due
                                                            8/08/2011(c)..............................         73,107
                                                                                                          -----------
                                                                                                              186,038
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                FACE
INDUSTRY                                      AMOUNT                    CORPORATE BONDS                      VALUE
----------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE--0.3%                 USD   165,000      HSBC Finance Corp., 6.50% due 11/15/2008....    $   167,317
                                              30,000      MBNA Corp., 4.625% due 9/15/2008............         29,712
                                              25,000      SLM Corp., 5.125% due 8/27/2012.............         22,130
                                                                                                          -----------
                                                                                                              219,159
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--0.7%          65,000      Bank of America Corp., 4.875% due
                                                            9/15/2012.................................         62,813
                                                          Citigroup, Inc.:
                                              90,000        5.625% due 8/27/2012......................         90,019
                                              65,000        5.50% due 2/15/2017.......................         62,954
                                              15,000        5.875% due 5/29/2037......................         14,300
                                             205,000      General Electric Capital Corp., 5% due
                                                            11/15/2011................................        200,894
                                                                                                          -----------
                                                                                                              430,980
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION                 50,000      GTE Corp., 6.84% due 4/15/2018..............         52,542
SERVICES--0.2%
                                       JPY 5,000,000      Nippon Telegraph & Telephone Corp., 2.50%
                                                            due 7/25/2007.............................         40,652
                                       USD    10,000      Telecom Italia Capital SA, 6% due
                                                            9/30/2034.................................          9,009
                                                                                                          -----------
                                                                                                              102,203
----------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.2%                      15,000      Jersey Central Power & Light Co., 6.40% due
                                                            5/15/2036.................................         14,876
                                              40,000      Public Service Co. of New Mexico, 4.40% due
                                                            9/15/2008.................................         39,373
                                              40,000      Sierra Pacific Power Co., 6% due 5/15/2016..         39,231
                                              36,000      Southern California Edison Co., 5.625% due
                                                            2/01/2036.................................         33,639
                                                                                                          -----------
                                                                                                              127,119
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &                       25,000      Cooper Cos., Inc., 7.125% due 2/15/2015(b)..         24,750
SUPPLIES--0.0%
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &                       25,000      UnitedHealth Group, Inc., 5.80% due
SERVICES--0.0%                                              3/15/2036.................................         23,007
----------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.1%                40,000      Hutchison Whampoa International (03/33)
                                                            Ltd., 7.45% due 11/24/2033(b).............         44,149
----------------------------------------------------------------------------------------------------------------------
INSURANCE--0.2%                               25,000      Chubb Corp., 6.375% due 3/29/2067(c)........         24,447
                                              25,000      Lincoln National Corp., 7% due
                                                            5/17/2066(c)..............................         25,652
                                              45,000      Metlife, Inc., 6.40% due 12/15/2066.........         41,686
                                              35,000      Progressive Corp., 6.70% due 6/15/2037(c)...         34,785
                                              25,000      The Travelers Cos., Inc., 6.25% due
                                                            3/15/2067(c)..............................         24,024
                                                                                                          -----------
                                                                                                              150,594
----------------------------------------------------------------------------------------------------------------------
MEDIA--0.7%                                   30,000      Cablevision Systems Corp. Series B, 9.82%
                                                            due 4/01/2009(c)..........................         31,350
                                                          Comcast Corp.:
                                              50,000        5.85% due 1/15/2010.......................         50,333
                                              50,000        6.50% due 1/15/2017.......................         51,048
                                              30,000        6.45% due 3/15/2037.......................         28,912
                                              30,000      Cox Communications, Inc., 7.125% due
                                                            10/01/2012................................         31,694
                                              15,000      Idearc, Inc., 8% due 11/15/2016.............         15,150
                                                          News America, Inc.:
                                              40,000        6.40% due 12/15/2035......................         38,092
                                              85,000        6.75% due 1/09/2038.......................         88,965
                                              50,000      Time Warner Cable, Inc., 5.85% due
                                                            5/01/2017(b)..............................         48,632
                                              85,000      Time Warner Companies, Inc., 9.125% due
                                                            1/15/2013.................................         97,639
                                                                                                          -----------
                                                                                                              481,815
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                FACE
INDUSTRY                                      AMOUNT                    CORPORATE BONDS                      VALUE
----------------------------------------------------------------------------------------------------------------------
METALS & MINING--0.1%                  USD    30,000      Freeport-McMoRan Copper & Gold, Inc., 8.375%
                                                            due 4/01/2017.............................    $    32,025
----------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES--0.1%                         30,000      CMS Energy Corp., 6.55% due 7/17/2017.......         29,599
                                              20,000      Xcel Energy, Inc., 6.50% due 7/01/2036......         20,228
                                                                                                          -----------
                                                                                                               49,827
----------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.1%                      40,000      Xerox Corp., 6.40% due 3/15/2016............         40,247
----------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--0.6%             65,000      Anadarko Petroleum Corp., 6.45% due
                                                            9/15/2036.................................         62,519
                                              25,000      Colonial Pipeline Co., 7.63% due
                                                            4/15/2032(b)..............................         29,914
                                              25,000      Midamerican Energy Holdings Co., 5.95% due
                                                            5/15/2037(b)..............................         23,561
                                              60,000      Motiva Enterprises LLC, 5.20% due
                                                            9/15/2012(b)..............................         58,709
                                              45,000      Northwest Pipeline Corp., 7% due 6/15/2016..         46,913
                                             150,000      Pemex Project Funding Master Trust, 6.66%
                                                            due 6/15/2010(b)(c).......................        153,900
                                              10,000      Sabine Pass LNG LP, 7.50% due
                                                            11/30/2016(b).............................          9,950
                                               5,000      Tennessee Gas Pipeline Co., 7% due
                                                            10/15/2028................................          5,149
                                                                                                          -----------
                                                                                                              390,615
----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--0.2%                          5,000      Eli Lilly & Co., 7.125% due 6/01/2025.......          5,546
                                       JPY 7,000,000      Pfizer, Inc., .80% due 3/18/2008............         56,783
                                       USD    40,000      Wyeth, 6% due 2/15/2036.....................         38,569
                                                                                                          -----------
                                                                                                              100,898
----------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                 20,000      Developers Diversified Realty Corp., 6.625%
(REITS)--0.0%                                               due 1/15/2008.............................         20,110
----------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT--0.3%
                                                          Freescale Semiconductor, Inc.(b):
                                              25,000        9.125% due 12/15/2014(d)..................         23,500
                                               5,000        9.235% due 12/15/2014(c)..................          4,825
                                             165,000      International Rectifier Corp., 4.25% due
                                                            7/15/2007(i)..............................        164,588
                                                                                                          -----------
                                                                                                              192,913
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL CORPORATE BONDS
                                                          (COST--$3,111,027)--4.7%....................      3,053,184
----------------------------------------------------------------------------------------------------------------------
                                                                 FOREIGN GOVERNMENT OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------
                                              52,500      Argentina Bonos, 5.475% due
                                                            8/03/2012(c)(n)...........................         49,959
                                               5,682      Argentina Government International Bond,
                                                            8.28% due 12/31/2033(m)(n)................          5,483
                                       JPY 6,300,000      Finland Government International Bond, 0.30%
                                                            due 10/18/2007............................         51,079
                                                          Mexico Government International Bond:
                                       USD    15,000        6.375% due 1/16/2013......................         15,510
                                              25,000        5.875% due 1/15/2014......................         25,125
                                              39,800      Russia Government International Bond, 7.50%
                                                            due 3/31/2030(n)..........................         43,840
                                              10,000      Venezuela Government International Bond,
                                                            7.65% due 4/21/2025.......................          9,150
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                                          (COST--$203,637)--0.3%......................        200,146
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                FACE
                                              AMOUNT                ASSET-BACKED SECURITIES*                 VALUE
----------------------------------------------------------------------------------------------------------------------
                                       USD   100,000      ACE Securities Corp. Series 2005-ASP1 Class
                                                            M1, 6% due 9/25/2035(c)...................    $   101,743
                                             100,000      Ameriquest Mortgage Securities, Inc. Series
                                                            2003-7 Class M1, 6.17% due 8/25/2033(c)...        100,829
                                             200,000      Capital Auto Receivables Asset Trust Series
                                                            2006-1 Class A4, 5.04% due 5/17/2010......        198,953
                                                          Countrywide Asset Backed Certificates(c):
                                              18,284        Series 2004-5 Class A, 5.77% due
                                                            10/25/2034................................         18,417
                                              50,000        Series 2004-13 Class AF4, 4.583% due
                                                            1/25/2033.................................         49,264
                                              50,000        Series 2004-13 Class MF1, 5.071% due
                                                            12/25/2034................................         48,473
                                             191,288        Series 2007-5 Class 2A1, 5.42% due
                                                            9/25/2037.................................        191,303
                                              12,889      Home Equity Asset Trust Series 2005-3 Class
                                                            1A2, 5.57% due 8/25/2035(c)...............         12,891
                                              39,026      Irwin Home Equity Series 2005-C Class 1A1,
                                                            5.58% due 4/25/2030(c)....................         39,035
                                                          Morgan Stanley ABS Capital I, Inc.(c):
                                              31,445        Series 2005-HE1 Class A2MZ, 5.62% due
                                                            12/25/2034................................         31,465
                                               7,646        Series 2005-NC2 Class A1MZ, 5.57% due
                                                            3/25/2035.................................          7,649
                                               7,447        Series 2005-NC2 Class A2MZ, 5.57% due
                                                            3/25/2035.................................          7,450
                                             185,196      Morgan Stanley Home Equity Loans Series
                                                            2007-2 Class A1, 5.42% due 4/25/2037(c)...        185,195
                                              42,517      New Century Home Equity Loan Trust Series
                                                            2005-2 Class A2MZ, 5.58% due
                                                            6/25/2035(c)..............................         42,323
                                                          Park Place Securities, Inc. Series 2005-
                                                            WCH1(c):
                                              11,817        Class A1B, 5.62% due 1/25/2035............         11,823
                                              11,020        Class A3D, 5.66% due 1/25/2035............         11,025
                                              30,000      Popular ABS Mortgage Pass-Through Trust
                                                            Series 2005-1 Class M2, 5.51% due
                                                            5/25/2035.................................         28,869
                                                          Residential Asset Mortgage Products, Inc(c):
                                              46,903        Series 2005-RS3 Class AI2, 5.49% due
                                                            3/25/2035.................................         46,934
                                              94,328        Series 2007-RZ1 Class A1, 5.39% due
                                                            2/25/2037.................................         94,334
                                                          Structured Asset Investment Loan Trust(c):
                                             150,000        Series 2003-BC6 Class M1, 6.07% due
                                                            7/25/2033.................................        150,107
                                             150,000        Series 2003-BC7 Class M1, 6.07% due
                                                            7/25/2033.................................        150,243
                                             100,000        Series 2004-8 Class M4, 6.32% due
                                                            9/25/2034.................................        100,320
                                              42,522      Structured Asset Securities Corp. Series
                                                            2004-23XS Class 2A1, 5.62% due
                                                            1/25/2035(c)..............................         42,680
                                             150,000      USAA Auto Owner Trust Series 2005-3 Class
                                                            A4, 4.63% due 5/15/2012...................        148,119
                                             100,000      Wachovia Auto Owner Trust Series 2005-B
                                                            Class A3, 4.79% due 4/20/2010.............         99,713
                                             275,000      World Omni Auto Receivables Trust Series
                                                            2006-B Class A3, 5.15% due 11/15/2010.....        274,472
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL ASSET-BACKED SECURITIES
                                                          (COST--$2,196,604)--3.4%....................      2,193,629
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                FACE                 NON-GOVERNMENT AGENCY
                                              AMOUNT              MORTGAGE-BACKED SECURITIES*                VALUE
----------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE                USD    34,549      Impac Secured Assets CMN Owner Trust Series
OBLIGATIONS--0.7%                                           2004-3 Class 1A4, 5.72% due
                                                            11/25/2034(c).............................    $    34,638
                                             156,854      Residential Accredit Loans, Inc. Series
                                                            2005-QS12 Class A8, 5.646% due
                                                            8/25/2035(c)..............................        156,731
                                                          Structured Asset Securities Corp.(c):
                                              26,461        Series 2005-GEL2 Class A, 5.60% due
                                                            4/25/2035.................................         26,454
                                              65,599        Series 2005-OPT1 Class A4M, 5.67% due
                                                            11/25/2035................................         65,539
                                             196,713      Washington Mutual Alternative Mortgage
                                                            Pass-Through Series 2007-OC1 Class A,
                                                            5.56% due 1/25/2047(c)....................        196,736
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED                   250,000      Banc of America Commercial Mortgage, Inc.
SECURITIES--4.0%                                            Series 2006-2 Class A4, 5.741% due
                                                            5/10/2045(c)..............................        249,254
                                             155,110      Capco America Securitization Corp. Series
                                                            1998-D7 Class A1B, 6.26% due 10/15/2030...        156,118
                                             120,000      First Union-Lehman Brothers-Bank of America
                                                            Series 1998-C2 Class B, 6.64% due
                                                            11/18/2035................................        121,985
                                             170,000      GE Capital Commercial Mortgage Corp. Series
                                                            2001-2 Class A4, 6.29% due 8/11/2033......        173,813
                                             400,000      GMAC Commercial Mortgage Securities, Inc.
                                                            Series 2004-C3 Class AAB, 4.702% due
                                                            12/10/2041................................        382,096
                                             150,000      GS Mortgage Securities Corp. II Series
                                                            2006-GG6 Class A2, 5.506% due
                                                            4/10/2038(c)..............................        149,749
                                                          Greenwich Capital Commercial Funding Corp.:
                                             170,000        Series 2004-GG1 Class A4, 4.755% due
                                                            6/10/2036.................................        167,185
                                             150,000        Series 2006-GG7 Class A4, 6.11% due
                                                            7/10/2038(c)..............................        151,386
                                                          JPMorgan Chase Commercial Mortgage
                                                            Securities Corp.(c):
                                             250,000        Series 2006-CB15 Class A4, 5.814% due
                                                              6/12/2043...............................        249,226
                                             250,000        Series 2006-LDP7 Class A4, 6.066% due
                                                              4/15/2045...............................        251,512
                                             171,630      LB Commercial Conduit Mortgage Trust Series
                                                            1999-C1 Class A2, 6.78% due 6/15/2031.....        174,411
                                                          LB-UBS Commercial Mortgage Trust:
                                             150,000        Series 2005-C3 Class A5, 4.739% due
                                                            7/15/2030.................................        140,125
                                             100,000        Series 2007-C2 Class A3, 5.43% due
                                                            2/15/2040.................................         96,469
                                             140,000      Mortgage Capital Funding, Inc. Series
                                                            1998-MC1 Class E, 7.06% due 3/18/2030.....        140,708
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL NON-GOVERNMENT AGENCY MORTGAGE-BACKED
                                                          SECURITIES
                                                          (COST--$3,129,189)--4.7%....................      3,084,135
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                FACE                 U.S. GOVERNMENT AGENCY
                                              AMOUNT              MORTGAGE-BACKED SECURITIES*                VALUE
----------------------------------------------------------------------------------------------------------------------
                                                          Fannie Mae Guaranteed Pass-Through
                                                            Certificates
                                       USD    93,014        4% due 12/01/2020.........................    $    86,066
                                             985,545        4.50% due 9/01/2020-7/15/2022(j)..........        935,202
                                           2,138,233        5.00% due 9/01/2020-8/15/2037(j)..........      2,031,871
                                           6,914,859        5.50% due 10/01/2020-7/15/2037(j).........      6,704,341
                                           2,423,460        6.00% due 6/01/2020-7/15/2037(j)..........      2,407,280
                                             278,674        6.50% due 7/01/2032-8/15/2037(j)..........        282,117
                                                          Freddie Mac Mortgage Participation
                                                            Certificates
                                             571,731        5.00% due 11/01/2035-6/01/2036............        537,320
                                             677,729        5.50% due 9/01/2019-8/15/2037(j)..........        655,426
                                             125,000        5.752% due 4/01/2037(c)...................        124,600
                                             149,996        5.884% due 5/01/2037(c)...................        149,811
                                             112,301        6.00% due 6/01/2035.......................        111,466
                                             129,003        6.009% due 11/01/2036(c)..................        129,692
                                              40,622        7.00% due 12/01/2031-7/01/2032............         41,985
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL U.S. GOVERNMENT AGENCY
                                                          MORTGAGE-BACKED SECURITIES
                                                          (COST--$14,331,752)--21.9%..................     14,197,177
----------------------------------------------------------------------------------------------------------------------
                                                                     U.S. GOVERNMENT AGENCY
                                                                 MORTGAGE-BACKED SECURITIES*--
                                                              COLLATERALIZED MORTGAGE OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------
                                                          Fannie Mae Trust:
                                             260,347        5% Series 378 Class 4 due 7/01/2036(l)....         63,200
                                             140,000        4.50% Series 2003-87 Class TJ due
                                                            9/25/2018.................................        130,623
                                             251,480        5.50% Series 2005-69 Class LE due
                                                            11/25/2033................................        249,713
                                             210,000        5.75% Series 2005-84 Class XM due
                                                            10/25/2035................................        209,792
                                             153,938        5.50% Series 2006-9 Class DA due
                                                            7/25/2025.................................        153,522
                                                          Freddie Mac Multiclass Certificates:
                                              71,130        5.50% Series 3068 Class VA due
                                                            10/15/2016................................         70,635
                                             208,695        5.50% Series 3087 Class VA, due
                                                            3/15/2015.................................        207,645
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL U.S. GOVERNMENT AGENCY
                                                          MORTGAGE-BACKED SECURITIES--
                                                          COLLATERALIZED MORTGAGE OBLIGATIONS
                                                          (COST--$1,090,176)--1.7%....................      1,085,130
----------------------------------------------------------------------------------------------------------------------
                                                                  U.S. GOVERNMENT OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------
                                              20,000      U.S. Treasury Bonds, 8.75% due 8/15/2020....         26,709
                                                          U.S. Treasury Inflation Indexed Bonds:
                                             167,545        3.875% due 1/15/2009......................        170,216
                                             148,379        3.50% due 1/15/2011(e)....................        152,656
                                             324,591        1.625% due 1/15/2015......................        301,717
                                                          U.S. Treasury Notes:
                                              50,000        6% due 2/15/2026..........................         54,578
                                             150,000        4.75% due 2/15/2037.......................        141,434
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL U.S. GOVERNMENT OBLIGATIONS
                                                          (COST--$814,307)--1.3%......................        847,310
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED INCOME SECURITIES
                                                          (COST--$24,876,692)--38.0%..................     24,660,711
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                          BENEFICIAL
                                            INTEREST                 SHORT-TERM SECURITIES                   VALUE
----------------------------------------------------------------------------------------------------------------------
                                       USD 1,431,111      BlackRock Liquidity Series, LLC Cash Sweep
                                                            Series, 5.33%(f)(k).......................    $ 1,431,111
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL SHORT-TERM SECURITIES
                                                          (COST--$1,431,111)--2.2%....................      1,431,111
----------------------------------------------------------------------------------------------------------------------
                                           NUMBER OF
                                          CONTRACTS+                   OPTIONS PURCHASED
----------------------------------------------------------------------------------------------------------------------
PUT OPTIONS PURCHASED                              1      Pay a fixed rate of 5.95% and receive a
                                                            floating rate based on 3-month LIBOR,
                                                            expiring August 2007
                                                            Broker, Deutsche Bank AG(o)...............          1,903
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL OPTIONS PURCHASED
                                                          (PREMIUMS PAID--$2,862)--0.0%...............          1,903
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS
                                                          (COST--$59,568,518)--110.0%.................     71,402,387
----------------------------------------------------------------------------------------------------------------------
                                                FACE
                                              AMOUNT                  TBA SALE COMMITMENTS
----------------------------------------------------------------------------------------------------------------------
                                                          Fannie Mae Guaranteed Pass-Through
                                                            Certificates
                                       USD   500,000        5.00% due 9/01/2020-7/15/2022.............       (471,912)
                                           2,300,000        5.50% due 10/01/2020-7/15/2037............     (2,240,468)
                                             900,000        6.00% due 6/01/2020-7/15/2037.............       (898,103)
----------------------------------------------------------------------------------------------------------------------
                                                          TBA SALE COMMITMENTS--
                                                          (PREMIUMS RECEIVED $3,621,560)--(5.6%)......     (3,610,483)
----------------------------------------------------------------------------------------------------------------------
                                                          LIABILITIES IN EXCESS OF OTHER
                                                            ASSETS--(4.4%)............................     (2,845,994)
                                                                                                          -----------
                                                          NET ASSETS--100.0%..........................    $64,945,910
                                                                                                          ===========
----------------------------------------------------------------------------------------------------------------------

* Asset-Backed and Mortgage-Backed Securities are subject to principal paydowns. As a result of prepayments or refinancing of the underlying mortgage instruments, the average life may be substantially less than the original maturity.

+    One contract represents a notional amount of $1,000,000.

(a)  Depositary receipts.

(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(c)  Floating rate security.

(d) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(e) All or a portion of security held as collateral in connection with open financial futures contracts.

(f) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

------------------------------------------------------------------------------------
                                                                  NET       INTEREST
AFFILIATE                                                       ACTIVITY     INCOME
------------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC Cash Sweep Series...........   $(866,169)   $28,500
------------------------------------------------------------------------------------

(g)  The security is a perpetual bond and has no stated maturity date.

(h)  Non-income producing security.

(i)  Convertible security.

(j) Represents or includes a "to-be-announced" transaction. The Fund has committed to purchasing securities for which all specific information is not available at this time.

(k)  Represents the current yield as of June 30, 2007.

(l) Represents the interest only portion of a mortgage-backed security and has either a nominal or a notional amount of principal.

(m) Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.

(n)  Subject to principal paydowns.

(o) This European style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of the swaption.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

 - For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

- The cost and unrealized appreciation (depreciation) of investments, net of TBA sale commitments, as of June 30, 2007, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $56,497,455
                                                               ===========
Gross unrealized appreciation...............................   $12,449,301
Gross unrealized depreciation...............................    (1,154,852)
                                                               -----------
Net unrealized appreciation.................................   $11,294,449
                                                               ===========

 - Forward foreign exchange contracts purchased as of June 30, 2007 were as follows:

-------------------------------------------------
FOREIGN CURRENCY        SETTLEMENT    UNREALIZED
PURCHASED                  DATE      DEPRECIATION
-------------------------------------------------
AUD 721,000            July 2007       $    (73)
-------------------------------------------------
TOTAL UNREALIZED DEPRECIATION ON
FORWARD FOREIGN EXCHANGE CONTRACTS
PURCHASED (USD
COMMITMENT--$611,030)                  $    (73)
                                       ========
-------------------------------------------------

-   Forward foreign exchange contracts sold as of June 30, 2007 were as follows:

-------------------------------------------------
                        SETTLEMENT    UNREALIZED
FOREIGN CURRENCY SOLD      DATE      DEPRECIATION
-------------------------------------------------
AUD 721,000            July 2007       $(23,918)
-------------------------------------------------
TOTAL UNREALIZED DEPRECIATION ON
FORWARD FOREIGN EXCHANGE CONTRACTS
SOLD (USD COMMITMENT--$587,040)        $(23,918)
                                       ========
-------------------------------------------------

-   Financial futures contracts purchased as of June 30, 2007 were as follows:

--------------------------------------------------------------------------------
NUMBER OF                                EXPIRATION       FACE       UNREALIZED
CONTRACTS            ISSUE                  DATE         VALUE      DEPRECIATION
--------------------------------------------------------------------------------
   14      30-Year U.S. Treasury Bond  September 2007  $1,522,000     $(13,500)
    3           EuroBond Futures       September 2007  $  454,822       (5,137)
    8          EuroDollar Futures      December 2008   $1,898,813       (3,213)
--------------------------------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION                                         $(21,850)
                                                                      ========
--------------------------------------------------------------------------------

-   Financial futures contracts sold as of June 30, 2007 were as follows:

----------------------------------------------------------------------------------
                                                                      UNREALIZED
NUMBER OF                                EXPIRATION       FACE       APPRECIATION
CONTRACTS            ISSUE                  DATE         VALUE      (DEPRECIATION)
----------------------------------------------------------------------------------
    8      2-Year U.S. Treasury Bond   September 2007  $1,627,845      $(2,405)
   24      5-Year U.S. Treasury Bond   September 2007  $2,511,116       13,241
    9      10-Year U.S. Treasury Bond  September 2007  $  954,509        3,181
----------------------------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION--NET                                     $14,017
                                                                       =======
----------------------------------------------------------------------------------

-   Swap contracts outstanding as of June 30, 2007 were as follows:

-----------------------------------------------------------------------------------------
                                                                             UNREALIZED
                                                               NOTIONAL     APPRECIATION
                                                                AMOUNT     (DEPRECIATION)
-----------------------------------------------------------------------------------------
Receive (pay) a variable return based on the change in the
spread return of the Lehman Brothers CMBS AAA 8.5+ Index and receive a floating rate based on the spread plus .40%
Broker, Morgan Stanley Capital Services Inc.
Expires October 2007........................................  $  420,000            --
Receive a fixed rate of 3.401% and pay 3.875% on Treasury
Inflation Protected Securities (TIPS) adjusted principal
Broker, JPMorgan Chase
Expires January 2009........................................  $  171,000      $ (2,184)
Pay a fixed rate of 5.0675% and receive a floating rate
based on 3-month LIBOR
Broker, Deutsche Bank AG London
Expires April 2009..........................................  $  600,000         3,185

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments as of June 30, 2007 (concluded)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                               NOTIONAL      UNREALIZED
                                                                AMOUNT      DEPRECIATION
-----------------------------------------------------------------------------------------
Receive a fixed rate of 5.2725% and pay a floating rate
based on 3-month LIBOR
Broker, Citibank, N.A.
Expires October 2009........................................  $  600,000      $ (1,469)
Receive a fixed rate of 5.215% and pay a floating rate based on 3-month LIBOR
Broker, Lehman Brothers Special Finance
Expires October 2010........................................  $1,000,000        (6,202)
Bought credit default protection on Sara Lee Corp. and pay
0.57%
Broker, Lehman Brothers Special Finance
Expires December 2010.......................................  $   60,000          (612)
Bought credit default protection on RadioShack Corp. and pay
1.16%
Broker, UBS Warburg
Expires December 2010.......................................  $   60,000          (709)
Bought credit default protection on Limited Brands, Inc. and pay 1.065%
Broker, UBS Warburg
Expires December 2010.......................................  $   60,000        (1,400)
Receive a fixed rate of 4.17% and pay 3.50% on Treasury
Inflation Protected Securities (TIPS) adjusted principal
Broker, Morgan Stanley Capital Services Inc.
Expires January 2011........................................  $  150,000        (7,537)
Bought credit default protection on Sara Lee Corp. and pay
0.604%
Broker, JPMorgan Chase
Expires March 2011..........................................  $   60,000          (667)
Bought credit default protection on Limited Brands, Inc. and pay 0.73%
Broker, Lehman Brothers Special Finance
Expires March 2011..........................................  $   60,000          (701)
Bought credit default protection on Computer Sciences Corp.
and pay 0.88%
Broker, Morgan Stanley Capital Services Inc.
Expires June 2011...........................................  $   60,000          (511)
Receive a fixed rate of 5.035% and pay a floating rate based on 3-month LIBOR
Broker, Morgan Stanley Capital Services Inc.
Expires November 2011.......................................  $  600,000        (9,959)
Receive a fixed rate of 4.946% and pay a floating rate based on 3-month LIBOR
Broker, Citibank, N.A.
Expires December 2011.......................................  $  500,000       (10,195)
Receive a fixed rate of 4.897% and pay a floating rate based on 3-month LIBOR
Broker, JPMorgan Chase
Expires December 2011.......................................  $1,000,000       (22,299)
Bought credit default protection on Eastman Chemical Co. and pay 0.68%
Broker, Morgan Stanley Capital Services Inc.
Expires September 2013......................................  $   55,000          (502)
Receive a fixed rate of 5.085% and pay a floating rate based on 3-month LIBOR
Broker, Deutsche Bank AG London
Expires November 2016.......................................  $  100,000        (4,107)
Receive a fixed rate of 5.16% and pay a floating rate based
on 3-month LIBOR
Broker, Deutsche Bank AG London
Expires February 2017.......................................  $  200,000        (4,734)
Pay a fixed rate of 5.725% and receive a floating rate based on 3-month LIBOR
Broker, Deutsche Bank AG London
Expires June 2017...........................................  $  400,000        (1,720)
Receive a fixed rate of 5.409% and pay a floating rate based on 3-month LIBOR
Broker, Deutsche Bank AG London
Expires April 2027..........................................  $  100,000        (4,659)
-----------------------------------------------------------------------------------------
TOTAL.......................................................                  $(76,982)
                                                                              ========
-----------------------------------------------------------------------------------------

- Currency Abbreviations:

AUD  Australian Dollar
JPY  Japanese Yen
USD  U.S. Dollar

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Statement of Assets and Liabilities as of June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$58,134,545)........................................                 $69,969,373
Investments in affiliated securities, at value (identified
  cost--$1,431,111).........................................                   1,431,111
Options purchased, at value (premiums paid--$2,862).........                       1,903
Foreign cash (cost--$192,667)...............................                     183,558
Unrealized appreciation on swaps............................                       3,185
Receivables:
  Securities sold...........................................  $ 8,538,381
  Interest..................................................      120,594
  Dividends.................................................       56,324
  Paydowns..................................................        5,569
  Variation margin..........................................          478
  Swaps.....................................................          157
  Capital Share Sold........................................            4      8,721,507
                                                              -----------
Prepaid expenses............................................                         930
                                                                             -----------
Total assets................................................                  80,311,567
                                                                             -----------
-----------------------------------------------------------------------------------------
LIABILITIES:
Unrealized depreciation on swaps............................                      80,167
Unrealized depreciation on forward foreign exchange
  contracts.................................................                      23,991
Bank overdraft..............................................                       8,628
TBA sale commitments, at value (premiums
  received--$3,621,560).....................................                   3,610,483
Payables:
  Securities purchased......................................   11,519,299
  Capital shares redeemed...................................       37,889
  Swaps.....................................................       33,106
  Investment adviser........................................       28,595
  Other affiliates..........................................        1,886
  Distributor...............................................            2     11,620,777
                                                              -----------
Accrued expenses and other liabilities......................                      21,611
                                                                             -----------
Total liabilities...........................................                  15,365,657
                                                                             -----------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                 $64,945,910
                                                                             ===========
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                 $   444,885
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                           9
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                           9
Paid-in capital in excess of par............................                  57,618,584
Undistributed investment income--net........................  $   657,587
Accumulated realized capital losses--net....................   (5,502,529)
Unrealized appreciation--net................................   11,727,365
                                                              -----------
Total accumulated earnings--net.............................                   6,882,423
                                                                             -----------
NET ASSETS..................................................                 $64,945,910
                                                                             ===========
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $64,943,202 and 4,448,847
  shares outstanding........................................                 $     14.60
                                                                             ===========
Class II--Based on net assets of $1,354 and 93.118 shares
  outstanding...............................................                 $     14.54
                                                                             ===========
Class III--Based on net assets of $1,354 and 93.118 shares
  outstanding...............................................                 $     14.54
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (including $28,500 from affiliates and net of $850
  foreign withholding tax)..................................                $  552,555
Dividends (net of $5,617 foreign withholding tax)...........                   390,698
                                                                            ----------
Total income................................................                   943,253
                                                                            ----------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  180,285
Professional fees...........................................      17,128
Pricing services............................................      10,762
Custodian fees..............................................      10,550
Accounting services.........................................       8,883
Printing and shareholder reports............................       7,360
Transfer agent fees--Class I................................       2,703
Directors' fees and expenses................................       2,350
Distribution fees--Class III................................           2
Distribution fees--Class II.................................           1
Other.......................................................       5,265
                                                              ----------
Total expenses..............................................                   245,289
                                                                            ----------
Investment income--net......................................                   697,964
                                                                            ----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on:
  Investments--net..........................................   2,463,100
  Financial futures contracts and swaps--net................     (95,333)
  Options written--net......................................       9,120
  Foreign currency transactions--net........................     (25,151)    2,351,736
                                                              ----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................     965,942
  Financial futures contracts and swaps--net................     (71,237)
  Options written--net......................................      (3,365)
  Foreign currency transactions--net........................     (26,781)      864,559
                                                              ----------    ----------
Total realized and unrealized gain--net.....................                 3,216,295
                                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $3,914,259
                                                                            ==========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               FOR THE SIX
                                                              MONTHS ENDED         FOR THE
                                                              JUNE 30, 2007      YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                             (UNAUDITED)    DECEMBER 31, 2006
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................   $   697,964      $  1,386,550
Realized gain--net..........................................     2,351,736         2,981,046
Change in unrealized appreciation/depreciation--net.........       864,559         5,214,275
                                                               -----------      ------------
Net increase in net assets resulting from operations........     3,914,259         9,581,871
                                                               -----------      ------------
-----------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................            --        (1,418,048)
  Class II..................................................            --               (27)
  Class III.................................................            --               (27)
                                                               -----------      ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................            --        (1,418,102)
                                                               -----------      ------------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................    (5,650,524)      (13,995,502)
                                                               -----------      ------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................    (1,736,265)       (5,831,733)
Beginning of period.........................................    66,682,175        72,513,908
                                                               -----------      ------------
End of period*..............................................   $64,945,910      $ 66,682,175
                                                               ===========      ============
-----------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................   $   657,587      $    (40,377)
                                                               ===========      ============
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                              CLASS I
                                                  ----------------------------------------------------------------
                                                   FOR THE SIX
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE      MONTHS ENDED            FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE     JUNE 30, 2007   ------------------------------------------------
FINANCIAL STATEMENTS.                              (UNAUDITED)     2006      2005      2004      2003       2002
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............     $ 13.76      $ 12.21   $ 11.95   $ 11.22   $  9.43   $  11.27
                                                     -------      -------   -------   -------   -------   --------
Investment income--net**........................         .15          .26       .21       .19       .20        .27
Realized and unrealized gain (loss)--net........         .69         1.59       .28       .78      1.83      (1.81)
                                                     -------      -------   -------   -------   -------   --------
Total from investment operations................         .84         1.85       .49       .97      2.03      (1.54)
                                                     -------      -------   -------   -------   -------   --------
Less dividends from investment income--net......          --         (.30)     (.23)     (.24)     (.24)      (.30)
                                                     -------      -------   -------   -------   -------   --------
Net asset value, end of period..................     $ 14.60      $ 13.76   $ 12.21   $ 11.95   $ 11.22   $   9.43
                                                     =======      =======   =======   =======   =======   ========
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share..............       6.10%+      15.14%     4.13%     8.67%    21.55%    (13.68%)
                                                     =======      =======   =======   =======   =======   ========
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses........................................        .75%*        .78%      .78%      .72%      .68%       .66%
                                                     =======      =======   =======   =======   =======   ========
Investment income--net..........................       2.13%*       2.03%     1.78%     1.69%     2.00%      2.55%
                                                     =======      =======   =======   =======   =======   ========
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)........     $64,943      $66,680   $72,512   $82,904   $92,438   $ 91,504
                                                     =======      =======   =======   =======   =======   ========
Portfolio turnover..............................         48%++       112%       84%       87%      109%        32%
                                                     =======      =======   =======   =======   =======   ========
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Based on average shares outstanding.

*** Total investment returns exclude insurance-related fees and expenses.

+   Aggregate total investment return.

++  Excludes dollar roll transactions.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                CLASS II
                                                      ------------------------------------------------------------
                                                       FOR THE SIX     FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE          MONTHS ENDED        DECEMBER 31,           FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE         JUNE 30, 2007    -------------------    SEPTEMBER 30, 2004@
FINANCIAL STATEMENTS.                                  (UNAUDITED)      2006         2005     TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................     $13.72        $ 12.20      $11.94           $11.41
                                                         ------        -------      ------           ------
Investment income--net**............................        .13            .25         .20              .08
Realized and unrealized gain--net...................        .69           1.57         .29              .69
                                                         ------        -------      ------           ------
Total from investment operations....................        .82           1.82         .49              .77
                                                         ------        -------      ------           ------
Less dividends from investment income--net..........         --           (.30)       (.23)            (.24)
                                                         ------        -------      ------           ------
Net asset value, end of period......................     $14.54        $ 13.72      $12.20           $11.94
                                                         ======        =======      ======           ======
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share..................      5.98%+        14.91%       4.13%            6.77%+
                                                         ======        =======      ======           ======
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses............................................       .94%*          .90%        .78%             .72%*
                                                         ======        =======      ======           ======
Investment income--net..............................      1.95%*         1.93%       1.67%            2.59%*
                                                         ======        =======      ======           ======
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)............     $    1        $     1      $    1           $    1
                                                         ======        =======      ======           ======
Portfolio turnover..................................        48%++         112%         84%              87%
                                                         ======        =======      ======           ======
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Based on average shares outstanding.

*** Total investment returns exclude insurance-related fees and expenses.

+   Aggregate total investment return.

++  Excludes dollar roll transactions.

@   Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                               CLASS III
                                                     -------------------------------------------------------------
                                                      FOR THE SIX      FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE         MONTHS ENDED         DECEMBER 31,           FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE        JUNE 30, 2007    --------------------    SEPTEMBER 30, 2004@
FINANCIAL STATEMENTS.                                 (UNAUDITED)      2006         2005      TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............     $ 13.72       $ 12.20      $ 11.94          $ 11.41
                                                        -------       -------      -------          -------
Investment income--net**...........................         .12           .25          .20              .08
Realized and unrealized gain--net..................         .70          1.57          .29              .69
                                                        -------       -------      -------          -------
Total from investment operations...................         .82          1.82          .49              .77
                                                        -------       -------      -------          -------
Less dividends from investment income--net.........          --          (.30)        (.23)            (.24)
                                                        -------       -------      -------          -------
Net asset value, end of period.....................     $ 14.54       $ 13.72      $ 12.20          $ 11.94
                                                        =======       =======      =======          =======
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share.................       5.98%+       14.91%        4.13%            6.77%+
                                                        =======       =======      =======          =======
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...........................................       1.04%*         .92%         .78%             .72%*
                                                        =======       =======      =======          =======
Investment income--net.............................       1.92%*        1.90%        1.67%            2.59%*
                                                        =======       =======      =======          =======
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...........     $     1       $     1      $     1          $     1
                                                        =======       =======      =======          =======
Portfolio turnover.................................         48%++        112%          84%              87%
                                                        =======       =======      =======          =======
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Based on average shares outstanding.

*** Total investment returns exclude insurance-related fees and expenses.

+   Aggregate total investment return.

++  Excludes dollar roll transactions.

@   Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.,
BlackRock Balanced Capital V.I. Fund
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock Balanced Capital V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Company under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the OTC markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of

--------------------------------------------------------------------------------

business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Company's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in price of the underlying security or index, or if the counterparty does not perform under the contract. The counterparty for certain investments may pledge cash or securities as collateral.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal

--------------------------------------------------------------------------------

Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) TBA commitments--The Fund may enter into to be announced ("TBA") commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of a Fund's other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under "Valuation of investments."

  (j) Mortgage dollar rolls--The Fund may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

  (k) Bank overdraft--The Fund recorded a bank overdraft which resulted from management estimates of available cash.

  (l) Recent accounting pronouncements--Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. and various state tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's tax returns remains open for the years ended December 31, 2003 through December 31, 2006.

  In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

--------------------------------------------------------------------------------

  In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with the Manager. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the average daily value of the Fund's net assets. In addition, the Manager has entered into sub-advisory agreements with BlackRock Investment Management, LLC ("BIM") and BlackRock Financial Management, Inc., both affiliates of the Manager, under which the Manager pays each Sub-Adviser for services they provide a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Company has also retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

  For the six months ended June 30, 2007, the Fund reimbursed the Manager $687 for certain accounting services.

  In addition, MLPF&S received $2,645 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2007.

  PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3. INVESTMENTS:

Purchases and sales (including paydowns and excluding dollar roll transactions) of investments, excluding short-term securities, for the six months ended June 30, 2007 were $33,114,412 and $35,800,532, respectively.

  Transactions in options written for the six months ended June 30, 2007 were as follows:

--------------------------------------------------------------------
                                               Number of    Premiums
Call Options Written                           Contracts+   Received
--------------------------------------------------------------------
Outstanding call options written, beginning
 of period...................................       1       $ 13,200
Options closed...............................      (1)       (13,200)
                                                   --       --------
Outstanding call options written, end of
 period......................................      --             --
                                                   ==       ========
--------------------------------------------------------------------

+ One contract represents a notional amount of $1,000,000.

--------------------------------------------------------------------
                                               Number of    Premiums
Put Options Written                            Contracts+   Received
--------------------------------------------------------------------
Outstanding put options written, beginning of
 period......................................       1       $ 13,200
Options closed...............................      (1)       (13,200)
                                                   --       --------
Outstanding put options written, end of
 period......................................      --             --
                                                   ==       ========
--------------------------------------------------------------------

+ One contract represents a notional amount of $1,000,000.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $5,650,524 and $13,995,502 for the six months ended June 30, 2007 and the year ended December 31, 2006, respectively.

--------------------------------------------------------------------------------

  Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------
Class I Shares for the Six Months Ended
June 30, 2007                              Shares     Dollar Amount
-------------------------------------------------------------------
Shares sold.............................       448     $     6,185
Shares redeemed.........................  (398,932)     (5,656,709)
                                          --------     -----------
Net decrease............................  (398,484)    $(5,650,524)
                                          ========     ===========
-------------------------------------------------------------------

------------------------------------------------------------------
Class I Shares for the Year Ended
December 31, 2006                        Shares      Dollar Amount
------------------------------------------------------------------
Shares sold..........................       1,341    $     17,009
Shares issued to shareholders in
 reinvestment of dividends...........     103,158       1,418,048
                                       ----------    ------------
Total issued.........................     104,499       1,435,057
Shares redeemed......................  (1,194,176)    (15,430,613)
                                       ----------    ------------
Net decrease.........................  (1,089,677)   $(13,995,556)
                                       ==========    ============
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Six Months Ended                    Dollar
June 30, 2007                                     Shares    Amount
------------------------------------------------------------------
Shares sold.....................................     --        --
Shares issued to shareholders in reinvestment of
 dividends......................................     --        --
                                                   ----     -----
Net increase....................................     --        --
                                                   ====     =====
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for Year Ended                              Dollar
December 31, 2006                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    2        $27
                                                    --       ---
Net increase....................................    2        $27
                                                    --       ---
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Six Months Ended                   Dollar
June 30, 2007                                     Shares    Amount
------------------------------------------------------------------
Shares sold.....................................     --        --
Shares issued to shareholders in reinvestment of
 dividends......................................     --        --
                                                   ----     -----
Net increase....................................     --        --
                                                   ====     =====
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2006                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    2        $27
                                                    --       ---
Net increase....................................    2        $27
                                                    ==       ===
------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders, which expires November 2007. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2007.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2006, the Fund had a net capital loss carryforward of $7,341,133, of which $4,638,157 expires in 2010 and $2,702,976 expires in 2011.
This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------

       BLACKROCK BASIC VALUE V.I. FUND
       -------------------------------------------------------------------------

                                                  Semi-Annual Report (Unaudited)
                                                                   June 30, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Semi-Annual Report, June 30, 2007
--------------------------------------------------------------------------------

A DISCUSSION WITH YOUR FUND'S PORTFOLIO MANAGERS

  The Fund outperformed its benchmark and comparable Lipper category average for the period, benefiting from successful stock selection and favorable sector biases.

HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2007, BlackRock Basic Value V.I. Fund's Class I, Class II and Class III Shares had total returns of +8.30%, +8.20% and +8.13%, respectively. For the same period, the Standard & Poor's 500 (S&P 500) Index returned +6.96%, the S&P 500 Citigroup Value Index returned +7.37% and the Lipper Large-Cap Value Funds (Variable Products) category had an average return of +6.31%. (Funds in this Lipper category are variable insurance products that invest in companies considered to be undervalued relative to a major unmanaged stock index.)

  Despite volatility along the way, the U.S. equity markets posted positive returns for the six-month period. 2007 began much like 2006 ended, with stocks on a solid upward trajectory. The momentum was interrupted at the end of February, when concern over rising delinquencies in the subprime mortgage market sparked fears that contagion from the already weak housing market could spill over to the rest of the economy. This, and a 10% correction in the Chinese stock market, prompted a global sell-off that led U.S. stocks to register their most significant one-week decline in four years. In retrospect, the correction was short lived and surging corporate merger-and-acquisition (M&A) activity, healthy global economies and moderate inflation pressures, among other factors, led the S&P 500 Index to a new record high in late May.

  The biggest positive impact for the Fund during the six months came from our strategy in the financials sector, where our underweight position and good stock selection resulted in 150 basis points (1.5%) in outperformance versus the S&P 500 Citigroup Value Index. Given the flatness of the yield curve, we chose to avoid many of the regional banks and lenders whose profits depend on the net interest margin of the loans they issue. Instead, we focused on investment banks and brokerages, which we felt were poised to benefit from the robust M&A activity and healthy calendar of initial public offerings (IPOs). Also additive to performance in financials was our position in Sallie Mae, which appreciated significantly upon news that it would be taken over by private equity interests.

  Overweight positions in the energy and health care sectors also benefited performance. Leading offshore driller GlobalSantaFe Corp., our second-largest energy holding, was the single biggest contributor to Fund performance in the six months. GlobalSantaFe has benefited as oil service companies have increased their spending on oil and gas exploration efforts. In health care, performance was driven by Schering-Plough Corp., a maker of prescription and over-the-counter drugs, and Baxter International Inc., manufacturer of medical equipment and supplies. Also among the Fund's top performers was materials name Alcoa Inc., a leading aluminum company that has been in the news recently. Alcoa had launched an unsuccessful bid for rival aluminum producer Alcan Inc. and is now an acquisition target itself.

  Detracting somewhat from Fund performance was stock selection in information technology, led by semiconductor company LSI Corp., which dropped sharply after missing its second quarter earnings projection. Despite the recent weakness, we maintain confidence in LSI and would expect improved results following its acquisition of Agere Systems Inc. Other detractors were two insurance names, American International Group, Inc. (AIG) and Travelers Cos. Inc., which struggled in anticipation of the impending hurricane season and investor fears that the price increases seen in insurance stocks in recent years could abate. We retained both stocks and, in fact, increased exposure to AIG, which has continuously met its earnings targets and issued a significant share repurchase program. AIG represents attractive value, in our view, given its global presence and the diverse nature of its business, yet remains one of the least expensive insurance stocks.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  We had been preparing the portfolio for a Goldilocks economy for some time -- a not-too-hot, not-too-cold scenario, characterized by relatively moderate inflation and low interest rates. In our minds, it was clear that as the economic cycle matures, the pace of growth inevitably would need to slow. We see this as a natural progression of the business cycle.

  The portfolio has evolved along with the economy. We have started to shy away from con-

--------------------------------------------------------------------------------

sumer cyclicality, materials and, more generally, companies that are heavily dependent on the economy for success. Although we believe they may continue to do well, we expect that there will be more bumps in the road. We saw this at the end of February when markets corrected amid the turmoil in the subprime mortgage market. After five years of double-digit earnings growth, we expect to see more companies missing their earnings targets going forward. At this juncture, we believe it makes sense to favor large-cap, multinational companies that can offer more consistency of earnings.

  Many of our new purchases during the period occurred in the information technology (IT) sector, where we initiated positions in Micron Technology, Inc., Intel Corp., Taiwan Semiconductor Manufacturer Co. Ltd., Applied Materials Inc. and Alcatel-Lucent. The result was an increase in our overweighting of IT. For the most part, we are not seeking technology companies that are trying to create the next blockbuster product or application, but are focused on what we believe to be well-run, shareholder-friendly companies that are making smart moves with their capital allocations and, in some cases, are offering dividends or buying back shares. In general, we believe IT companies will benefit from a new cycle of capital spending on technology. On the sell side, we reduced exposure to Hewlett-Packard Co. after strong performance.

  We maintained the Fund's overweight position in energy. Oil prices ended the period at roughly $72/barrel, up from the $50 range in January, yet many energy stocks continue to trade at low multiples. We expect to maintain our relatively heavy exposure to energy stocks as long as commodity prices remain elevated. Within energy, we initiated a position in Anadarko Petroleum Corp., which represented good value after a recent merger resulted in underperformance. We also increased exposure to Peabody Energy Corp. and Consol Energy Inc. Conversely, we eliminated Devon Energy Corp. from the portfolio and trimmed GlobalSantaFe on appreciation.

  Also worth noting is our exposure to the health care sector, where last year we established an overweight position for the first time in more than 10 years. In part, this reflects attractive valuations in the sector but also our view that, after years of poor performance and a limited product pipeline, the worst is passed. In the past six months, we initiated a position in Bristol-Myers Squibb Co. and dramatically increased exposure to Wyeth, two pharmaceutical giants. Looking ahead, we are more cautious on the sector given the potential for industry-related legislation coming out of Washington as the political season approaches.

  For the most part, changes to the portfolio were largely stock-specific rather than thematic. As such, other notable additions included Quest Communications International Inc. in the telecommunications sector, Wal-Mart Stores, Inc. and Kraft Foods Inc. in consumer staples, Honda Motor Co. Ltd. in consumer discretionary and Sallie Mae (bought and sold) and Fannie Mae in financials. Conversely, we reduced exposure to defense contractor Raytheon Co., as we are somewhat concerned about defense spending as political jockeying intensifies. Raytheon has contributed solidly to Fund performance over multiple time periods. We also reduced exposure to insurance company, The Travelers Cos., Inc.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  At period-end, the portfolio was overweight versus the S&P 500 Citigroup Value Index in information technology, energy, consumer staples, health care and materials. It had underweights in utilities, telecommunication services, industrials, financials and consumer discretionary.

  Looking ahead, we intend to maintain the approach that contributed to the Fund's outperformance during this reporting period. That involves a focus on large-cap, multinational companies with the ability to deliver shareholder value amid a slower economic backdrop. We had argued that the U.S. equity market would be up in the high single digits to low double digits this year and that, if wrong, the error would be to the upside (that is, the market would be higher than we thought). At this juncture, that view stands. In our opinion, the market has fared well despite some substantial bumps in the road. More potholes are expected, particularly given such formidable unknowns as global terrorism, geopolitical concerns and the scope of the subprime collapse. Despite these worries, there remains a great deal of cash on company balance sheets, which can be deployed via continued M&A, leveraged buyout and private equity activity. Importantly, stocks look quite attractive compared to bonds and relative to expectations for growth, underpinning our cautiously optimistic outlook.

Kevin M. Rendino
Co-Portfolio Manager

Robert J. Martorelli
Co-Portfolio Manager

July 13, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                  BLACKROCK BASIC VALUE
                                                   V.I. FUND+--CLASS I        STANDARD & POOR'S 500      S&P 500 CITIGROUP VALUE
                                                         SHARES*                     INDEX++                    INDEX+++
                                                  ---------------------       ---------------------      -----------------------
6/97                                                      10000                       10000                       10000
6/98                                                      12144                       13016                       12627
6/99                                                      14282                       15978                       14563
6/00                                                      14252                       17137                       13378
6/01                                                      16648                       14595                       13395
6/02                                                      15209                       11970                       12193
6/03                                                      15087                       12000                       11813
6/04                                                      19147                       14293                       14482
6/05                                                      19619                       15197                       16108
6/06                                                      21854                       16508                       18508
6/07                                                      27489                       19907                       22536

[LINE GRAPH]

                                                  BLACKROCK BASIC VALUE
                                                  V.I. FUND+--CLASS II        STANDARD & POOR'S 500      S&P 500 CITIGROUP VALUE
                                                         SHARES*                     INDEX++                    INDEX+++
                                                  ---------------------       ---------------------      -----------------------
11/03/97**                                                10000                       10000                       10000
6/98                                                      11325                       12202                       11752
6/99                                                      13303                       14979                       13554
6/00                                                      13257                       16065                       12451
6/01                                                      15461                       13682                       12468
6/02                                                      14102                       11221                       11348
6/03                                                      13963                       11249                       10994
6/04                                                      17697                       13399                       13479
6/05                                                      18096                       14246                       14992
6/06                                                      20144                       15476                       17226
6/07                                                      25287                       18662                       20975

[LINE GRAPH]

                                                  BLACKROCK BASIC VALUE
                                                  V.I. FUND+--CLASS III       STANDARD & POOR'S 500      S&P 500 CITIGROUP VALUE
                                                         SHARES*                     INDEX++                    INDEX+++
                                                  ---------------------       ---------------------      -----------------------
5/25/04**                                                 10000                       10000                       10000
6/04                                                      10518                       10267                       10319
6/05                                                      10749                       10916                       11477
6/06                                                      11946                       11858                       13187
6/07                                                      14988                       14300                       16057

* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A and Class B Shares were redesignated Class I and Class II Shares.
**  Commencement of operations.
+ The Fund invests primarily in equities that Fund management believes are undervalued.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.
+++ This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity "value" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum.

    Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/07                                           +25.79%
--------------------------------------------------------------------------
Five Years Ended 6/30/07                                         +12.57
--------------------------------------------------------------------------
Ten Years Ended 6/30/07                                          +10.64
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/07                                           +25.53%
--------------------------------------------------------------------------
Five Years Ended 6/30/07                                         +12.39
--------------------------------------------------------------------------
Inception (11/03/97) through 6/30/07                             +10.09
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/07                                           +25.47%
--------------------------------------------------------------------------
Inception (5/25/04) through 6/30/07                              +13.95
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2007                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +8.30%         +25.79%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +8.20          +25.53
-----------------------------------------------------------------------------------------
Class III Shares*                                                +8.13          +25.47
-----------------------------------------------------------------------------------------
S&P 500(R) Index**                                               +6.96          +20.59
-----------------------------------------------------------------------------------------
S&P 500 Citigroup Value Index***                                 +7.37          +21.77
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.
** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.
*** This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity "value" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value of the growth-value spectrum.
    Past results shown should not be considered a representation of future performance.

    S&P 500 is a registered trademark of the McGraw-Hill Companies.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2007 and held through June 30, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                   EXPENSES PAID
                                                                 BEGINNING         ENDING       DURING THE PERIOD*
                                                               ACCOUNT VALUE    ACCOUNT VALUE   JANUARY 1, 2007 TO
                                                              JANUARY 1, 2007   JUNE 30, 2007      JUNE 30, 2007
-------------------------------------------------------------------------------------------------------------------
ACTUAL
-------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,083.00            $3.48
-------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,082.00            $4.20
-------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,081.30            $4.72
-------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
-------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,021.56            $3.38
-------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,020.86            $4.08
-------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,020.36            $4.58
-------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.67% for Class I, .81% for Class II and .91% for Class
    III), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Portfolio Information as of June 30, 2007
--------------------------------------------------------------------------------

                                                                   PERCENT OF
INVESTMENT CRITERIA                                           LONG-TERM INVESTMENTS
-----------------------------------------------------------------------------------
Above-Average Yield.........................................          34.3%
Below-Average Price/Earnings Ratio..........................          29.7
Low Price-to-Book Value.....................................          24.9
Special Situations..........................................           4.3
Price-to-Cash Flow..........................................           3.6
Below-Average Price/Earnings Ratio..........................           3.2
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Schedule of Investments as of June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

                                       SHARES                                                                 PERCENT OF
INDUSTRY                                 HELD                   COMMON STOCKS                    VALUE        NET ASSETS
------------------------------------------------------------------------------------------------------------------------
ABOVE-AVERAGE YIELD
------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION         579,995      AT&T Inc. ..............................  $   24,069,792       2.3%
SERVICES
COMMUNICATIONS EQUIPMENT              700,900      Alcatel SA(a)...........................       9,812,600       0.9
METALS & MINING                       427,400      Alcoa, Inc. ............................      17,322,522       1.7
CAPITAL MARKETS                       605,400      The Bank of New York Co., Inc.(b).......      25,087,776       2.4
PHARMACEUTICALS                       401,300      Bristol-Myers Squibb Co. ...............      12,665,028       1.2
MULTI-UTILITIES                        94,000      Dominion Resources, Inc.(e).............       8,113,140       0.8
CHEMICALS                             487,000      E.I. du Pont de Nemours & Co.(e)........      24,759,080       2.4
OIL, GAS & CONSUMABLE FUELS           493,600      Exxon Mobil Corp. ......................      41,403,168       4.0
INDUSTRIAL CONGLOMERATES              537,500      General Electric Co. ...................      20,575,500       2.0
FOOD PRODUCTS                         349,700      General Mills, Inc. ....................      20,429,474       2.0
PHARMACEUTICALS                       319,200      GlaxoSmithKline Plc(a)..................      16,716,504       1.6
AEROSPACE & DEFENSE                   304,900      Honeywell International, Inc.(e)........      17,159,772       1.7
DIVERSIFIED FINANCIAL SERVICES        794,276      JPMorgan Chase & Co. ...................      38,482,672       3.7
PHARMACEUTICALS                       182,900      Johnson & Johnson.......................      11,270,298       1.1
CONTAINERS & PACKAGING                396,100      Packaging Corp. of America..............      10,025,291       1.0
PHARMACEUTICALS                       788,700      Pfizer, Inc. ...........................      20,167,059       1.9
SEMICONDUCTORS & SEMICONDUCTOR        891,233      Taiwan Semiconductor Manufacturing Co.,
EQUIPMENT                                            Ltd.(a)...............................       9,919,425       1.0
DIVERSIFIED TELECOMMUNICATION         477,500      Verizon Communications, Inc.(e).........      19,658,675       1.9
SERVICES
PHARMACEUTICALS                       160,100      Wyeth...................................       9,180,134       0.9
                                                                                             --------------     -----
                                                                                                356,817,910      34.5
------------------------------------------------------------------------------------------------------------------------
BELOW-AVERAGE PRICE/EARNINGS RATIO
------------------------------------------------------------------------------------------------------------------------
INSURANCE                             467,900      American International Group, Inc. .....      32,767,037       3.2
DIVERSIFIED FINANCIAL SERVICES        429,814      Bank of America Corp. ..................      21,013,606       2.0
HEALTH CARE EQUIPMENT &               369,900      Baxter International, Inc. .............      20,840,166       2.0
SUPPLIES
FOOD PRODUCTS                          50,700      Cadbury Schweppes Plc(a)................       2,753,010       0.3
DIVERSIFIED FINANCIAL SERVICES        613,020      Citigroup, Inc. ........................      31,441,796       3.0
BEVERAGES                             673,400      Coca-Cola Enterprises, Inc.(e)..........      16,161,600       1.6
OIL, GAS & CONSUMABLE FUELS            75,800      Consol Energy, Inc. ....................       3,495,138       0.3
THRIFTS & MORTGAGE FINANCE            102,700      Fannie Mae..............................       6,709,391       0.6
ENERGY EQUIPMENT & SERVICES           170,200      Halliburton Co. ........................       5,871,900       0.6
COMPUTERS & PERIPHERALS               246,831      Hewlett-Packard Co.(e)..................      11,013,599       1.1
SEMICONDUCTORS & SEMICONDUCTOR        704,700      Intel Corp. ............................      16,743,672       1.6
EQUIPMENT
HOUSEHOLD DURABLES                    256,600      Koninklijke Philips Electronics NV......      10,859,312       1.0
FOOD PRODUCTS                         168,400      Kraft Foods, Inc. ......................       5,936,100       0.6
HOTELS, RESTAURANTS & LEISURE         450,700      McDonald's Corp. .......................      22,877,532       2.2
CAPITAL MARKETS                       307,800      Morgan Stanley..........................      25,818,264       2.5
PHARMACEUTICALS                       613,500      Schering-Plough Corp. ..................      18,674,940       1.8
FOOD PRODUCTS                         698,700      Unilever NV(a)..........................      21,673,674       2.1
IT SERVICES                         1,596,000      Unisys Corp.(b).........................      14,587,440       1.4
FOOD & STAPLES RETAILING               79,000      Wal-Mart Stores, Inc. ..................       3,800,690       0.4
OFFICE ELECTRONICS                    813,700      Xerox Corp.(b)..........................      15,037,176       1.5
                                                                                             --------------     -----
                                                                                                308,076,043      29.8
------------------------------------------------------------------------------------------------------------------------
LOW PRICE-TO-BOOK VALUE
------------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS           217,000      Anadarko Petroleum Corp. ...............      11,281,830       1.1
SOFTWARE                              653,400      Borland Software Corp.(b)...............       3,881,196       0.4
OIL, GAS & CONSUMABLE FUELS           167,400      Chevron Corp. ..........................      14,101,776       1.4
MEDIA                                 601,450      Comcast Corp. Special Class A(b)........      16,816,542       1.6
MACHINERY                             110,600      Deere & Co.(e)..........................      13,353,844       1.3
SEMICONDUCTORS & SEMICONDUCTOR        639,400      Fairchild Semiconductor International,
EQUIPMENT                                            Inc.(b)(e)............................      12,353,208       1.2
ENERGY EQUIPMENT & SERVICES           310,500      GlobalSantaFe Corp.(e)..................      22,433,625       2.2
HOUSEHOLD PRODUCTS                    370,300      Kimberly-Clark Corp. ...................      24,769,367       2.4

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)
--------------------------------------------------------------------------------

                                       SHARES                                                                 PERCENT OF
INDUSTRY                                 HELD                   COMMON STOCKS                    VALUE        NET ASSETS
------------------------------------------------------------------------------------------------------------------------
LOW PRICE-TO-BOOK VALUE (CONCLUDED)
------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR      1,744,600      LSI Logic Corp.(b)(e)...................  $   13,101,946       1.3%
EQUIPMENT
SEMICONDUCTORS & SEMICONDUCTOR        787,800      Micron Technology, Inc.(b)(e)...........       9,871,134       0.9
EQUIPMENT
AEROSPACE & DEFENSE                   270,100      Northrop Grumman Corp. .................      21,032,687       2.0
AEROSPACE & DEFENSE                   372,400      Raytheon Co. ...........................      20,068,636       1.9
COMPUTERS & PERIPHERALS             1,684,800      Sun Microsystems, Inc.(b)...............       8,862,048       0.9
MEDIA                               1,133,500      Time Warner, Inc.(e)....................      23,848,840       2.3
INDUSTRIAL CONGLOMERATES              837,200      Tyco International Ltd.(b)..............      28,288,988       2.7
MEDIA                                 415,300      Walt Disney Co.(e)......................      14,178,342       1.4
                                                                                             --------------     -----
                                                                                                258,244,009      25.0
------------------------------------------------------------------------------------------------------------------------
BELOW-AVERAGE PRICE/EARNINGS RATIO
------------------------------------------------------------------------------------------------------------------------
INSURANCE                             389,608      The Travelers Cos., Inc. ...............      20,844,028       2.0
INSURANCE                             142,900      XL Capital Ltd. Class A(e)..............      12,045,041       1.2
                                                                                             --------------     -----
                                                                                                 32,889,069       3.2
------------------------------------------------------------------------------------------------------------------------
PRICE-TO-CASH FLOW
------------------------------------------------------------------------------------------------------------------------
AUTOMOBILES                            62,700      Honda Motor Co., Ltd.(a)................       2,275,383       0.2
FOOD & STAPLES RETAILING              114,300      The Kroger Co. .........................       3,215,259       0.3
OIL, GAS & CONSUMABLE FUELS           175,000      Peabody Energy Corp. ...................       8,466,500       0.8
DIVERSIFIED TELECOMMUNICATION         888,200      Qwest Communications International
SERVICES                                             Inc.(b)(e)............................       8,615,540       0.9
WIRELESS TELECOMMUNICATION            731,900      Sprint Nextel Corp.(e)..................      15,157,649       1.5
SERVICES

                                                                                             --------------     -----
                                                                                                 37,730,331       3.7
------------------------------------------------------------------------------------------------------------------------
SPECIAL SITUATIONS
------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR        281,200      Applied Materials, Inc. ................       5,587,444       0.5
EQUIPMENT
ENERGY EQUIPMENT & SERVICES           344,000      BJ Services Co. ........................       9,783,360       1.0
MEDIA                                  31,893      Citadel Broadcasting Corp.(e)...........         205,710       0.0
COMPUTERS & PERIPHERALS               273,610      International Business Machines
                                                     Corp. ................................      28,797,453       2.8
                                                                                             --------------     -----
                                                                                                 44,373,967       4.3
------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL COMMON STOCKS
                                                   (COST--$793,193,528)....................   1,038,131,329     100.5
------------------------------------------------------------------------------------------------------------------------
                                   BENEFICIAL
                                     INTEREST               SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------
                                 $  5,948,996      BlackRock Liquidity Series, LLC Cash
                                                     Sweep Series, 5.33%(c)(d).............       5,948,996       0.6
                                  151,424,650      BlackRock Liquidity Series, LLC Money
                                                     Market Series, 5.33%(c)(d)(f).........     151,424,650      14.6
------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL SHORT-TERM SECURITIES
                                                   (COST--$157,373,646)....................     157,373,646      15.2
------------------------------------------------------------------------------------------------------------------------
                                    NUMBER OF
                                    CONTRACTS                  OPTIONS WRITTEN
------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN                      400      Chevron Corp., expiring January 2008 at
                                                     USD 90................................        (152,000)      0.0
------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL OPTIONS WRITTEN
                                                   (PREMIUMS RECEIVED--$(119,118)).........        (152,000)      0.0
------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS, NET OF OPTIONS
                                                   WRITTEN
                                                   (COST--$950,448,056*)...................   1,195,352,975     115.7
                                                   LIABILITIES IN EXCESS OF OTHER ASSETS...    (162,463,903)    (15.7)
                                                                                             --------------     -----
                                                   NET ASSETS..............................  $1,032,889,072     100.0%
                                                                                             ==============     =====
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Schedule of Investments as of June 30, 2007 (concluded)
--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2007, net of options written, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $958,109,264
                                                               ============
Gross unrealized appreciation...............................   $243,921,650
Gross unrealized depreciation...............................     (6,677,939)
                                                               ------------
Net unrealized appreciation.................................   $237,243,711
                                                               ============

(a)  Depositary receipts.

(b)  Non-income producing security.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------------------------------------
                                                                   NET        INTEREST
AFFILIATE                                                        ACTIVITY      INCOME
--------------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC Cash Sweep Series...........   $ 5,948,996    $547,076
BlackRock Liquidity Series, LLC Money Market Series.........   $37,456,024    $ 73,031
--------------------------------------------------------------------------------------

(d) Represents the current yield as of June 30, 2007.

(e) Security, or a portion of security, is on loan.

(f) Security was purchased with the cash proceeds from securities loans.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Statement of Assets and Liabilities as of June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $146,884,364) (identified
  cost--$793,193,528).......................................                  $1,038,131,329
Investments in affiliated securities, at value (identified
  cost--$157,373,646).......................................                     157,373,646
Cash........................................................                               3
Receivables:
  Securities sold...........................................  $  4,555,297
  Dividends.................................................     1,400,564
  Capital shares sold.......................................       120,404
  Securities lending........................................        21,508         6,097,773
                                                              ------------
Prepaid expenses and other assets...........................                          14,722
                                                                              --------------
  Total assets..............................................                   1,201,617,473
                                                                              --------------
--------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                     151,424,650
Options written, at value (premiums received--$119,118).....                         152,000
Payables:
  Capital shares redeemed...................................    14,175,669
  Securities purchased......................................     2,228,013
  Investment adviser........................................       505,069
  Other affiliates..........................................        10,694
  Distributor...............................................         7,456        16,926,901
                                                              ------------
Accrued expenses............................................                         224,850
                                                                              --------------
Total liabilities...........................................                     168,728,401
                                                                              --------------
--------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $1,032,889,072
                                                                              ==============
--------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 300,000,000
  shares authorized.........................................                  $    5,719,793
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                         147,022
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                         129,449
Paid-in capital in excess of par............................                     729,671,951
Undistributed investment income--net........................  $  7,254,869
Undistributed realized capital gains--net...................    45,061,069
Unrealized appreciation--net................................   244,904,919
                                                              ------------
Total accumulated earnings--net.............................                     297,220,857
                                                                              --------------
NET ASSETS..................................................                  $1,032,889,072
                                                                              ==============
--------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $985,451,874 and 57,197,926
  shares outstanding........................................                  $        17.23
                                                                              ==============
Class II--Based on net assets of $25,234,499 and 1,470,223
  shares outstanding........................................                  $        17.16
                                                                              ==============
Class III--Based on net assets of $22,202,699 and 1,294,486
  shares outstanding........................................                  $        17.15
                                                                              ==============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $192,606 foreign withholding tax).........                 $10,094,928
Interest from affiliates....................................                     547,076
Securities lending--net.....................................                      73,031
                                                                             -----------
Total income................................................                  10,715,035
                                                                             -----------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $ 3,081,609
Accounting services.........................................      177,284
Printing and shareholder reports............................       59,760
Professional fees...........................................       27,577
Directors' fees and expenses................................       27,222
Custodian fees..............................................       24,302
Distribution fees--Class III................................       23,916
Distribution fees--Class II.................................       19,923
Transfer agent fees--Class I................................        2,403
Pricing services............................................          415
Transfer agent fees--Class II...............................           66
Transfer agent fees--Class III..............................           47
Other.......................................................       15,642
                                                              -----------
Total expenses..............................................                   3,460,166
                                                                             -----------
Investment income--net......................................                   7,254,869
                                                                             -----------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET
Realized gain from investments--net.........................                  46,695,372
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   28,657,187
  Options written--net......................................      (32,882)    28,624,305
                                                              -----------    -----------
Total realized and unrealized gain--net.....................                  75,319,677
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $82,574,546
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                FOR THE SIX
                                                                MONTHS ENDED           FOR THE
                                                               JUNE 30, 2007         YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                              (UNAUDITED)       DECEMBER 31, 2006
---------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................   $    7,254,869      $   15,342,542
Realized gain--net..........................................       46,695,372         102,380,773
Change in unrealized appreciation/depreciation--net.........       28,624,305          81,058,222
                                                               --------------      --------------
Net increase in net assets resulting from operations........       82,574,546         198,781,537
                                                               --------------      --------------
---------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................               --         (14,726,833)
  Class II..................................................               --            (386,841)
  Class III.................................................               --            (234,261)
Realized gain--net:
  Class I...................................................               --         (99,068,860)
  Class II..................................................               --          (2,908,805)
  Class III.................................................               --          (1,674,181)
                                                               --------------      --------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................               --        (118,999,781)
                                                               --------------      --------------
---------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................      (64,740,341)       (125,798,024)
                                                               --------------      --------------
---------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase(decrease) in net assets......................       17,834,205         (46,016,268)
Beginning of period.........................................    1,015,054,867       1,061,071,135
                                                               --------------      --------------
End of period*..............................................   $1,032,889,072      $1,015,054,867
                                                               ==============      ==============
---------------------------------------------------------------------------------------------------
*  Undistributed investment income--net.....................   $    7,254,869                  --
                                                               ==============      ==============
  -------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                CLASS I
                                            -------------------------------------------------------------------------------
                                              FOR THE SIX
THE FOLLOWING PER SHARE DATA AND RATIOS       MONTHS ENDED                   FOR THE YEAR ENDED DECEMBER 31,
HAVE BEEN DERIVED FROM INFORMATION           JUNE 30, 2007     ------------------------------------------------------------
PROVIDED IN THE FINANCIAL STATEMENTS.         (UNAUDITED)        2006        2005         2004         2003         2002
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......      $  15.91       $  14.77   $    15.70   $    14.31   $    10.85   $    13.47
                                                --------       --------   ----------   ----------   ----------   ----------
Investment income--net*...................           .12            .24          .19          .16          .14          .12
Realized and unrealized gain
  (loss)--net.............................          1.20           2.97          .27         1.42         3.47        (2.48)
                                                --------       --------   ----------   ----------   ----------   ----------
Total from investment operations..........          1.32           3.21          .46         1.58         3.61        (2.36)
                                                --------       --------   ----------   ----------   ----------   ----------
Less dividends and distributions:
  Investment income--net..................            --           (.27)        (.22)        (.17)        (.15)        (.13)
  Realized gain--net......................            --          (1.80)       (1.17)        (.02)          --         (.13)
                                                --------       --------   ----------   ----------   ----------   ----------
Total dividends and distributions.........            --          (2.07)       (1.39)        (.19)        (.15)        (.26)
                                                --------       --------   ----------   ----------   ----------   ----------
Net asset value, end of period............      $  17.23       $  15.91   $    14.77   $    15.70   $    14.31   $    10.85
                                                ========       ========   ==========   ==========   ==========   ==========
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share........         8.30%+        21.86%        2.94%       11.07%       33.23%      (17.77%)
                                                ========       ========   ==========   ==========   ==========   ==========
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..................................          .67%***        .67%         .67%         .66%         .67%         .67%
                                                ========       ========   ==========   ==========   ==========   ==========
Investment income--net....................         1.42%***       1.53%        1.23%        1.09%        1.17%        1.02%
                                                ========       ========   ==========   ==========   ==========   ==========
---------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..............................      $985,452       $969,759   $1,024,308   $1,306,051   $1,306,427   $1,051,063
                                                ========       ========   ==========   ==========   ==========   ==========
Portfolio turnover........................           15%            25%          37%          47%          25%          41%
                                                ========       ========   ==========   ==========   ==========   ==========
---------------------------------------------------------------------------------------------------------------------------

*   Based on average shares outstanding.

**  Total investment returns exclude insurance-related fees and expenses.

*** Annualized.

+   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                CLASS II
                                                   -------------------------------------------------------------------
                                                     FOR THE SIX
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE         MONTHS ENDED             FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE       JUNE 30, 2007     ------------------------------------------------
FINANCIAL STATEMENTS.                                (UNAUDITED)       2006      2005      2004      2003       2002
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............      $ 15.86        $ 14.73   $ 15.66   $ 14.27   $ 10.82   $  13.43
                                                       -------        -------   -------   -------   -------   --------
Investment income--net*..........................          .10            .22       .16       .14       .12        .11
Realized and unrealized gain (loss)--net.........         1.20           2.96       .27      1.42      3.46      (2.48)
                                                       -------        -------   -------   -------   -------   --------
Total from investment operations.................         1.30           3.18       .43      1.56      3.58      (2.37)
                                                       -------        -------   -------   -------   -------   --------
Less dividends and distributions:
  Investment income--net.........................           --           (.25)     (.19)     (.15)     (.13)      (.11)
  Realized gain--net.............................           --          (1.80)    (1.17)     (.02)       --       (.13)
                                                       -------        -------   -------   -------   -------   --------
Total dividends and distributions................           --          (2.05)    (1.36)     (.17)     (.13)      (.24)
                                                       -------        -------   -------   -------   -------   --------
Net asset value, end of period...................      $ 17.16        $ 15.86   $ 14.73   $ 15.66   $ 14.27   $  10.82
                                                       =======        =======   =======   =======   =======   ========
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...............        8.20%+        21.67%     2.78%    10.94%    33.05%    (17.89%)
                                                       =======        =======   =======   =======   =======   ========
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.........................................         .81%***        .82%      .82%      .81%      .82%       .82%
                                                       =======        =======   =======   =======   =======   ========
Investment income--net...........................        1.27%***       1.38%     1.08%      .94%     1.02%       .87%
                                                       =======        =======   =======   =======   =======   ========
----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).........      $25,234        $28,254   $30,552   $36,886   $38,154   $ 33,535
                                                       =======        =======   =======   =======   =======   ========
Portfolio turnover...............................          15%            25%       37%       47%       25%        41%
                                                       =======        =======   =======   =======   =======   ========
----------------------------------------------------------------------------------------------------------------------

*   Based on average shares outstanding.

**  Total investment returns exclude insurance-related fees and expenses.

*** Annualized.

+   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                             CLASS III
                                                   --------------------------------------------------------------
                                                     FOR THE SIX       FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE         MONTHS ENDED         DECEMBER 31,          FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE       JUNE 30, 2007      ------------------     MAY 25, 2004++ TO
FINANCIAL STATEMENTS.                                (UNAUDITED)        2006       2005       DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............      $ 15.86         $ 14.74    $ 15.69          $ 14.29
                                                       -------         -------    -------          -------
Investment income--net*..........................          .10             .20        .15              .08
Realized and unrealized gain--net................         1.19            2.97        .26             1.50
                                                       -------         -------    -------          -------
Total from investment operations.................         1.29            3.17        .41             1.58
                                                       -------         -------    -------          -------
Less dividends and distributions:
  Investment income--net.........................           --            (.25)      (.19)            (.16)
  Realized gain--net.............................           --           (1.80)     (1.17)            (.02)
                                                       -------         -------    -------          -------
Total dividends and distributions................           --           (2.05)     (1.36)           (0.18)
                                                       -------         -------    -------          -------
Net asset value, end of period...................      $ 17.15         $ 15.86    $ 14.74          $ 15.69
                                                       =======         =======    =======          =======
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...............        8.13%+         21.59%      2.62%           11.08%+
                                                       =======         =======    =======          =======
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.........................................         .91%***         .92%       .92%             .92%***
                                                       =======         =======    =======          =======
Investment income--net...........................        1.18%***        1.30%       .98%             .89%***
                                                       =======         =======    =======          =======
-----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).........      $22,203         $17,042    $ 6,211          $ 2,730
                                                       =======         =======    =======          =======
Portfolio turnover...............................          15%             25%        37%              47%
                                                       =======         =======    =======          =======
-----------------------------------------------------------------------------------------------------------------

*   Based on average shares outstanding.

**  Total investment returns exclude insurance-related fees and expenses.

*** Annualized.

+   Aggregate total investment return.

++  Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock Basic Value V.I Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected

--------------------------------------------------------------------------------

in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Company's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in price of the underlying security or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (h) Recent accounting pronouncements--Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition

--------------------------------------------------------------------------------

threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. and various state tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's tax returns remains open for the years ended December 31, 2003 through December 31, 2006.

  In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

  In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with the Manager. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .60% of the average daily value of the Fund's net assets. In addition, the Manager has entered into sub-advisory agreements with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays BIM for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. As of June 30, 2007, the Fund lent securities with a value of $31,448,051 to MLPF&S or its affiliates. Pursuant to that order, the Company has also retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the six months ended June 30, 2007, BIM received $24,356 in securities lending agent fees from the Fund.

  For the six months ended June 30, 2007, the Fund reimbursed the Manager $9,430 for certain accounting services.

  In addition, MLPF&S received $65,555 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2007.

  PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

--------------------------------------------------------------------------------

  Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2007 were $154,226,726 and $206,154,951, respectively.

  Transactions in call options written for the six months ended June 30, 2007 were as follows:

------------------------------------------------------------------
                                             Number of    Premiums
                                             Contracts    Received
------------------------------------------------------------------
Outstanding call options written, beginning
 of period.................................      --             --
Options written............................     400       $119,118
                                                ---       --------
Outstanding call options written, end of
 period....................................     400       $119,118
                                                ===       ========
------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $64,740,341 and $125,798,024 for the six months ended June 30, 2007 and the year ended December 31, 2006, respectively.

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class I Shares for Six Months Ended
June 30, 2007                           Shares      Dollar Amount
-----------------------------------------------------------------
Shares sold.........................   2,490,704    $  40,293,193
Shares redeemed.....................  (6,237,576)    (103,644,248)
                                      ----------    -------------
Net decrease........................  (3,746,872)   $ (63,351,055)
                                      ==========    =============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended
December 31, 2006                      Shares       Dollar Amount
-----------------------------------------------------------------
Shares sold........................      593,312    $   9,476,559
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.....................    7,158,864      113,795,693
                                     -----------    -------------
Total issued.......................    7,752,176      123,272,252
Shares redeemed....................  (16,151,194)    (254,858,750)
                                     -----------    -------------
Net decrease.......................   (8,399,018)   $(131,586,498)
                                     ===========    =============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Six Months Ended                Dollar
June 30, 2007                              Shares       Amount
-----------------------------------------------------------------
Shares sold.............................     6,431    $   106,980
Share redeemed..........................  (317,240)    (5,262,740)
                                          --------    -----------
Net decrease............................  (310,809)   $(5,155,760)
                                          ========    ===========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Year Ended                      Dollar
December 31, 2006                          Shares       Amount
-----------------------------------------------------------------
Shares sold.............................    17,035    $   289,436
Shares issued to shareholders in
 reinvestment of dividends and
 distributions..........................   207,992      3,295,646
                                          --------    -----------
Total issued............................   225,027      3,585,082
Share redeemed..........................  (517,924)    (8,342,928)
                                          --------    -----------
Net decrease............................  (292,897)   $(4,757,846)
                                          ========    ===========
-----------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Six Months Ended                Dollar
June 30, 2007                               Shares       Amount
------------------------------------------------------------------
Shares sold.............................    588,527    $ 9,722,193
Shares redeemed.........................   (368,536)    (5,955,719)
                                           --------    -----------
Net increase............................    219,991    $ 3,766,474
                                           ========    ===========
------------------------------------------------------------------

-----------------------------------------------------------------
Class III Shares for the Year Ended                     Dollar
December 31, 2006                          Shares       Amount
-----------------------------------------------------------------
Shares sold.............................   723,635    $11,785,595
Shares issued to shareholders in
 reinvestment of dividends and
 distributions..........................   120,383      1,908,442
                                          --------    -----------
Total issued............................   844,018     13,694,037
Shares redeemed.........................  (190,808)    (3,147,717)
                                          --------    -----------
Net increase............................   653,210    $10,546,320
                                          ========    ===========
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders, which expires November 2007. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2007.

--------------------------------------------------------------------------------

        BLACKROCK BOND V.I. FUND
  ------------------------------------------------------------------------------

                                                  Semi-Annual Report (Unaudited)
                                                                   June 30, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
A Discussion With Your Fund's Portfolio Managers
--------------------------------------------------------------------------------

  Despite a challenging six-month period, we believe the Fund is positioned to perform well upon a return to strength in the mortgage market.

HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2007, BlackRock Bond V.I. Fund's Class I, Shares had a total return of -.09%. For the same period, the benchmark Lehman Brothers U.S. Aggregate Bond Index returned +.98%.

  It was a challenging six months for fixed income markets in general, as evidenced by the modestly positive return of the benchmark index. The 10-year Treasury yield increased 35 basis points (.35%) during the period as bond prices correspondingly fell. June was particularly volatile, with the 10-year Treasury yield reaching 5.30%, its highest level in more than five years, before retrenching to 5.03% by period-end.

  In the first three months of the semi-annual period, a crisis in the subprime mortgage market rekindled fears of a housing-induced slowdown in the United States and led to increased financial market volatility and expanded risk premiums. With the jump in volatility came a decline in investor risk appetite. Although the subprime fears had subsided somewhat in the latter half of the period, credit spreads had widened from their historically tight levels. Mortgage securities, even the high-quality, securitized product in which we invest, were among the most punished.

  The portfolio's positioning throughout the period included an underweight exposure to credit product (that is, investment-grade bonds) and overweight to higher-quality spread assets, particularly commercial mortgages. In the first three months of the period, we saw modest outperformance from credit and modest underperformance from those higher-quality assets. Some of the underperformance in mortgages stemmed from the initial reactions to the subprime scare, which translated into some widening in high-quality spreads while lower-quality investment-grade credit held its ground. As a result, the Fund's overweight in commercial mortgages and underweight in credit hampered relative results.

  In the latter half of the period, we used the weakness in the mortgage market as an opportunity to increase our allocation to mortgage passthrough securities. We view mortgages as a high-quality fixed income asset with yield-enhancement potential. Although the market failed to recognize this as the period progressed, and the Fund's relative performance was further hampered as a result of our increased exposure, we believe our overweight position in mortgage product will serve the Fund well in the longer term.

  Although the Fund was underweight in credit product throughout the period, we had an above-average exposure to the financial subsector of the corporate market. This dragged on performance as financials, like mortgages, struggled amid the subprime spillover fears and general spread widening among high-quality assets. Finally, our opportunistic position in global bond markets also was a negative during the six-month period. Specifically, we had a long position in European bonds, which detracted from performance as European interest rates followed U.S. interest rates higher. Similarly, our long position in the Japanese yen proved negative as the yen declined versus the U.S. dollar.

  On the positive side of the ledger, the Fund's allocation to high yield bonds, albeit modest, benefited performance as non-investment-grade assets continued to outperform. An underweight exposure to agency debentures also proved advantageous on a relative basis.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  The biggest change in the portfolio during the period involved the aforementioned increase in our allocation to mortgages. We moved from an underweight position in mortgages at the start of 2007 to a significant overweight. At period-end, the portfolio was roughly 25%-29% overweight mortgages, which included above-benchmark exposures to 30-year and 15-year mortgage passthrough securities, as well as commercial mortgages and asset-backed securities, areas we had overweighted for some time. Despite their underperformance during this particular period, we believe mortgages represent good relative value and high quality, and we look forward to solid performance over the coming months.

  The second major shift in the portfolio had to do with our duration posture. We began the period with a short duration relative to our benchmark index. Duration is a measure of

--------------------------------------------------------------------------------

interest rate sensitivity and we entered the period with a defensive position based on our belief that the Federal Reserve Board (the Fed) would not cut interest rates as some had anticipated. The Fed did remain on hold, but weakening economic data and the subprime turmoil in the first quarter resulted in falling interest rates and a resteepening of the yield curve. In light of the back-up (that is, increase) in rates seen in the second quarter, and given greater likelihood that the Fed would remain on hold, it appeared that the market was more fairly priced and we increased the Fund's duration. Broadly speaking, our view on interest rates moved from one where we thought rates would move slightly higher to an expectation for a more range-bound environment. Most recently, we have been tactically trading the portfolio with a neutral to slightly long duration bias.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  At June 30, 2007, the Fund was underweight in U.S. Treasury issues, U.S. agency securities and corporate securities. The portfolio maintained its notable overweights in high-quality, short-duration spread product, including mortgage passthrough securities, commercial mortgages and asset-backed securities.

  In general, we find high-quality spread-related assets to be an attractive investment, offering yields beyond those provided by Treasury securities alone but without the risk associated with corporate bonds. We think spreads in the corporate market have a fair amount of room to grow wider given how tight they had become. In fact, since March 30, credit spreads have widened, equity market volatility has increased, liquidity has deteriorated and yet overall valuations in the credit market have not adjusted in response. This, coupled with heightened event risk associated with aggressive leveraged buyout activity, gives us reason for concern. Meanwhile, high-quality spreads, particularly mortgages, have underperformed dramatically, presenting us with compelling investment opportunities.

  Additionally, we ended the period with a modest allocation to high yield bonds, although we maintain a more defensive view on this asset class as well. After several months of solid returns, June marked the first negative month for high yield bonds since June 2006. We believe below-investment-grade bonds face a challenging technical environment given a large new-issuance calendar and recent deterioration in demand. Fundamentally, however, the sector appears solid given relatively low default rates and inexpensive valuations. We will continue to monitor the Fund's exposure to this traditionally risky asset class.

Keith Anderson
Portfolio Manager

Scott Amero
Portfolio Manager

Matthew Marra
Portfolio Manager

Andrew Phillips
Portfolio Manager

July 13, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                BLACKROCK BOND V.I. FUND+--       LEHMAN BROTHERS U.S. AGGREGATE
                                                                      CLASS I SHARES*                      BOND INDEX++
                                                                ---------------------------       ------------------------------
6/97                                                                       10000                              10000
6/98                                                                       11022                              11054
6/99                                                                       11128                              11402
6/00                                                                       11370                              11922
6/01                                                                       12614                              13261
6/02                                                                       13518                              14405
6/03                                                                       14916                              15903
6/04                                                                       15019                              15954
6/05                                                                       16023                              17039
6/06                                                                       15866                              16902
6/07                                                                       16671                              17937

[LINE GRAPH]

                                                   BLACKROCK BOND V.I.         BLACKROCK BOND V.I.        LEHMAN BROTHERS U.S.
                                                 FUND+--CLASS II SHARES*    FUND+--CLASS III SHARES*     AGGREGATE BOND INDEX++
                                                 -----------------------    ------------------------     ----------------------
9/30/04**                                                 10000                       10000                       10000
6/05                                                      10333                       10333                       10349
6/06                                                      10254                       10254                       10266
6/07                                                      10771                       10752                       10894

  * Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
 ** Commencement of Operations.
  + The Fund invests at least 90% of its net assets in fixed income securities. ++ This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment-grade (rated BBB or better) corporate bonds.

    Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/07                                           +5.07%
--------------------------------------------------------------------------
Five Years Ended 6/30/07                                         +4.28
--------------------------------------------------------------------------
Ten Years Ended 6/30/07                                          +5.24
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/07                                           +5.04%
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/07                              +2.74
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/07                                           +4.85%
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/07                              +2.67
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH     STANDARDIZED
AS OF JUNE 30, 2007                                           TOTAL RETURN   TOTAL RETURN   30-DAY YIELD
--------------------------------------------------------------------------------------------------------
Class I Shares*                                                  -0.09%         +5.07%          4.95%
--------------------------------------------------------------------------------------------------------
Class II Shares*                                                 -0.09          +5.04             --
--------------------------------------------------------------------------------------------------------
Class III Shares*                                                -0.19          +4.85             --
--------------------------------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Bond Index**                      +0.98          +6.12             --
--------------------------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares. If such fees were included, returns shown would have been lower.

** This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.

    Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2007 and held through June 30, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other fund's shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                   EXPENSES PAID
                                                              BEGINNING           ENDING         DURING THE PERIOD*
                                                            ACCOUNT VALUE      ACCOUNT VALUE     JANUARY 1, 2007 TO
                                                           JANUARY 1, 2007     JUNE 30, 2007       JUNE 30, 2007
-------------------------------------------------------------------------------------------------------------------
ACTUAL
-------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000            $  999.10             $2.78
-------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000            $  999.10             $3.52
-------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000            $  998.10             $4.01
-------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
-------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000            $1,022.02             $2.81
-------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000            $1,021.28             $3.56
-------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000            $1,020.78             $4.06
-------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.56% for Class I, .71% for Class II and .81% for Class
    III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Portfolio Information as of June 30, 2007
--------------------------------------------------------------------------------

                                                                   PERCENT OF
ASSET MIX                                                     LONG-TERM INVESTMENTS
-----------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities...........          47.6%
Asset-Backed Securities.....................................          20.3
Non-Government Agency Mortgage-Backed Securities............          12.9
Corporate Bonds.............................................          10.3
U.S. Government & Agency Obligations........................           3.7
U.S. Government Agency Mortgage-Backed
  Securities--Collateralized Mortgage Obligations...........           3.5
Preferred Securities........................................           1.0
Foreign Government Obligations..............................           0.7
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Schedule of Investments as of June 30, 2007 (unaudited)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                   FACE
                                  AMOUNT                       ASSET-BACKED SECURITIES+                   VALUE
--------------------------------------------------------------------------------------------------------------------
                                                  ACE Securities Corp.(b):
                              USD    122,036        Series 2003-OP1 Class A2, 5.68% due 12/25/2033..  $     122,347
                                   2,000,000        Series 2005-ASP1 Class M1, 6% due 9/25/2035.....      2,034,860
                                   5,200,000        Series 2005-HE6 Class A2B, 5.52% due
                                                    10/25/2035......................................      5,201,240
                                   2,689,150        Series 2006-NC3 Class A2A, 5.37% due
                                                    12/25/2036......................................      2,689,143
                                   2,452,102      Aegis Asset Backed Securities Trust Series 2006-1
                                                    Class A1, 5.40% due 1/25/2037(b)................      2,452,095
                                                  Ameriquest Mortgage Securities, Inc.(b):
                                   1,800,000        Series 2003-7 Class M1, 6.17% due 8/25/2033.....      1,814,927
                                   1,600,000        Series 2004-R1 Class M2, 5.90% due 2/25/2034....      1,603,585
                                   2,312,626      Asset Backed Funding Certificates Series 2006-
                                                    OPT3 Class A3A, 5.38% due 11/25/2036(b).........      2,312,761
                                                  Bear Stearns Asset Backed Securities, Inc.(b):
                                   1,377,537        Series 2005-4 Class A, 5.65% due 1/25/2036......      1,377,705
                                   5,300,000        Series 2005-HE10 Class A2, 5.61% due 8/25/2035..      5,311,901
                                   2,000,000        Series 2005-SD1 Class 1A2, 5.62% due 7/25/2027..      2,005,338
                                   2,709,567        Series 2006-HE8 Class 1A1, 5.39% due
                                                    10/25/2036......................................      2,709,559
                                     900,000      Capital Auto Receivables Asset Trust Series 2004-2
                                                    Class D, 5.82% due 5/15/2012(a).................        888,620
                                   3,315,526      Carrington Mortgage Loan Trust Series 2007-RFC1
                                                    Class A1, 5.37% due 12/25/2036(b)...............      3,315,516
                                   4,675,000      Citibank Credit Card Issuance Trust Series 2003-A8
                                                    Class A8, 3.50% due 8/16/2010...................      4,580,885
                                                  Countrywide Asset Backed Certificates(b):
                                     444,072        Series 2003-2 Class M1, 6.02% due 6/26/2033.....        444,724
                                     171,868        Series 2003-BC3 Class A2, 5.94% due 9/25/2033...        171,932
                                     370,261        Series 2004-5 Class A, 5.77% due 10/25/2034.....        372,951
                                   1,600,000        Series 2004-5 Class M2, 5.99% due 7/25/2034.....      1,608,619
                                   1,750,000        Series 2004-13 Class AF4, 4.583% due 1/25/2033..      1,724,237
                                   1,750,000        Series 2004-13 Class MF1, 5.071% due
                                                    12/25/2034......................................      1,696,555
                                   3,201,643        Series 2006-20 Class 2A1, 5.37% due 4/25/2037...      3,201,634
                                   2,288,282        Series 2006-22 Class 2A1, 5.37% due 5/25/2037...      2,290,640
                                   3,421,891        Series 2007-1 Class 2A1, 5.37% due 7/25/2037....      3,421,881
                                   3,325,000      Daimler Chrysler Auto Trust Series 2006-D Class
                                                    A3, 4.98% due 2/08/2011.........................      3,308,270
                                   2,800,000      Equifirst Mortgage Loan Trust Series 2004-2 Class
                                                    M1, 5.87% due 7/25/2034(b)......................      2,806,633
                                                  First Franklin Mortgage Loan Asset Backed
                                                    Certificates(b):
                                     443,373        Series 2004-FF10 Class A2, 5.72% due
                                                    12/25/2032......................................        443,735
                                   3,426,547        Series 2005-FF10 Class A6, 5.67% due
                                                    11/25/2035......................................      3,422,812
                                   2,051,768      Fremont Home Loan Trust Series 2005-E Class 2A2,
                                                    5.49% due 1/25/2036(b)..........................      2,052,169
                                   2,850,000      GE Dealer Floorplan Master Note Trust Series
                                                    2004-2 Class B, 5.61% due 7/20/2009(b)..........      2,850,259
                                                  Home Equity Asset Trust(b):
                                     473,272        Series 2005-1 Class A2, 5.60% due 5/25/2035.....        473,482
                                     354,445        Series 2005-3 Class 1A2, 5.57% due 8/25/2035....        354,506
                                   3,500,000      Honda Auto Receivables Owner Trust Series 2006-3
                                                    Class A3, 5.12% due 10/15/2010..................      3,488,312
                                   2,802,637      Indymac Residential Asset Backed Trust Series
                                                    2006-E Class 2A1, 5.38% due 4/25/2037(b)........      2,801,655

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                        FACE
                                      AMOUNT                   ASSET-BACKED SECURITIES+                   VALUE
--------------------------------------------------------------------------------------------------------------------
                              USD    936,618      Irwin Home Equity Series 2005-C Class 1A1, 5.58%
                                                    due 4/25/2030(b)................................  $     936,845
                                   3,480,346      Ixis Real Estate Capital Trust Series 2007-HE1
                                                    Class A1, 5.38% due 5/25/2037(b)................      3,478,707
                                   1,882,952      JPMorgan Mortgage Acquisition Corp. Series 2006-
                                                    HE3 Class A2, 5.39% due 11/25/2036(b)...........      1,882,947
                                   4,600,000      MBNA Credit Card Master Note Trust Series
                                                    2005-A7 Class A7, 4.30% due 2/15/2011...........      4,546,446
                                                  Morgan Stanley ABS Capital I, Inc.(b):
                                     634,134        Series 2005-HE1 Class A2MZ, 5.62% due
                                                    12/25/2034......................................        634,548
                                     156,733        Series 2005-NC2 Class A1MZ, 5.57% due
                                                    3/25/2035.......................................        156,800
                                     152,664        Series 2005-NC2 Class A2MZ, 5.57% due
                                                    3/25/2035.......................................        152,728
                                   2,312,391        Series 2006-HE8 Class A2A, 5.37% due
                                                    10/25/2036......................................      2,311,289
                                   2,744,592        Series 2007-NC1 Class A2A, 5.37% due
                                                    11/25/2036......................................      2,743,170
                                   1,615,248      Nationstar Home Equity Loan Trust Series 2006-B
                                                    Class AV1, 6.02% due 9/25/2036(b)...............      1,615,245
                                                  New Century Home Equity Loan Trust(b):
                                   1,009,777        Series 2005-2 Class A2MZ, 5.58% due 6/25/2035...      1,005,177
                                     679,138        Series 2005-3 Class A2B, 5.50% due 7/25/2035....        679,099
                                     550,663      Option One Mortgage Loan Trust Series 2003-4 Class
                                                    A2, 5.64% due 7/25/2033(b)......................        551,467
                                                  Park Place Securities, Inc. Series 2005-WCH1(b):
                                     319,067        Class A1B, 5.62% due 1/25/2035..................        319,222
                                     247,946        Class A3D, 5.66% due 1/25/2035..................        248,053
                                     750,000      Popular ABS Mortgage Pass-Through Trust Series
                                                    2005-1 Class M2, 5.51% due 5/25/2035............        721,733
                                   2,834,143      RAAC Series 2005-SP2 Class 2A, 5.62% due
                                                    6/25/2044(b)....................................      2,835,286
                                                  Residential Asset Mortgage Products, Inc.(b):
                                     487,890        Series 2004-RS11 Class A2, 5.59% due
                                                    12/25/2033......................................        488,034
                                   1,242,933        Series 2005-RS3 Class AI2, 5.49% due
                                                    3/25/2035.......................................      1,243,744
                                   2,337,770        Series 2006-EFC2 Class A1, 5.38% due
                                                    12/25/2036......................................      2,338,033
                                     457,105      Residential Asset Securities Corp. Series 2003-KS5
                                                    Class AIIB, 5.61% due 7/25/2033(b)..............        457,262
                                   2,722,186      SLM Student Loan Trust Series 2002-1 Class A2,
                                                    5.47% due 4/25/2017(b)..........................      2,728,610
                                   4,500,000      Soundview Home Equity Loan Trust Series 2005-OPT3
                                                    Class A4, 5.62% due 11/25/2035(b)...............      4,505,846
                                                  Structured Asset Investment Loan Trust(b):
                                   3,250,000        Series 2003-BC6 Class M1, 6.07% due 7/25/2033...      3,252,321
                                   2,600,000        Series 2003-BC7 Class M1, 6.07% due 7/25/2033...      2,604,207
                                   1,090,000        Series 2004-8 Class M4, 6.32% due 9/25/2034.....      1,093,493
                                     829,179      Structured Asset Securities Corp. Series 2004-23XS
                                                    Class 2A1, 5.62% due 1/25/2035(b)...............        832,259
                                                  USAA Auto Owner Trust:
                                   2,850,000        Series 2005-3 Class A4, 4.63% due 5/15/2012.....      2,814,254
                                   3,050,000        Series 2006-4 Class A3, 5.01% due 6/15/2011.....      3,037,551
                                   2,825,000        Series 2006-4 Class A4, 4.98% due 10/15/2012....      2,796,682
--------------------------------------------------------------------------------------------------------------------
                                                  TOTAL ASSET-BACKED SECURITIES
                                                  (COST--$128,497,244)--32.2%.......................    128,366,546
--------------------------------------------------------------------------------------------------------------------
                                                         U.S. GOVERNMENT & AGENCY OBLIGATIONS
--------------------------------------------------------------------------------------------------------------------
                                   4,840,000      Fannie Mae, 7.125% due 1/15/2030..................      5,759,760

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                        FACE
                                      AMOUNT             U.S. GOVERNMENT & AGENCY OBLIGATIONS             VALUE
--------------------------------------------------------------------------------------------------------------------
                                                  U.S. Treasury Inflation Indexed Bonds:
                              USD  3,960,622        3.875% due 1/15/2009(c).........................  $   4,023,747
                                   3,461,379        3.50% due 1/15/2011.............................      3,561,164
                                   7,303,297        1.625% due 1/15/2015............................      6,788,641
                                                  U.S. Treasury Notes:
                                     825,000        6% due 2/15/2026................................        900,539
                                   2,900,000        4.75% due 2/15/2037.............................      2,734,384
--------------------------------------------------------------------------------------------------------------------
                                                  TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                                                  (COST--$22,665,818)--5.9%.........................     23,768,235
--------------------------------------------------------------------------------------------------------------------
                                                                U.S. GOVERNMENT AGENCY
                                                     MORTGAGE-BACKED SECURITIES+--COLLATERALIZED
                                                                 MORTGAGE OBLIGATIONS
--------------------------------------------------------------------------------------------------------------------
                                                  Fannie Mae Trust:
                                   3,866,553        Series 360 Class 2, 5% due 8/01/2035(h).........      1,004,836
                                   4,780,916        Series 378 Class 4, 5% due 7/01/2036(h).........      1,160,577
                                   3,001,530        Series 2003-9 Class DA, 4.50% due 12/25/2016....      2,936,184
                                   2,730,000        Series 2003-87 Class TJ, 4.50% due 9/25/2018....      2,547,150
                                   1,043,553        Series 2005-47 Class PA, 5.50% due 9/25/2024....      1,041,069
                                   4,778,411        Series 2005-69 Class LE, 5.50% due 11/25/2033...      4,744,852
                                                  Freddie Mac Multiclass Certificates:
                                   1,342,580        Series 3068 Class VA, 5.50% due 10/15/2016......      1,333,238
                                   3,844,787        Series 3087 Class VA, 5.50% due 3/15/2015.......      3,825,449
                                   2,304,590        Series 3137 Class XP, 6% due 4/15/2036..........      2,321,186
                                   1,180,106        Series 3138 Class PA, 5.50% due 2/15/2027.......      1,178,361
--------------------------------------------------------------------------------------------------------------------
                                                  TOTAL U.S. GOVERNMENT AGENCY
                                                  MORTGAGE-BACKED SECURITIES--COLLATERALIZED
                                                  MORTGAGE OBLIGATIONS
                                                  (COST--$22,129,000)--5.5%.........................     22,092,902
--------------------------------------------------------------------------------------------------------------------
                                                                U.S. GOVERNMENT AGENCY
                                                             MORTGAGE-BACKED SECURITIES+
--------------------------------------------------------------------------------------------------------------------
                                                  Fannie Mae Guaranteed Pass-Through Certificates:
                                   2,971,326        4.00% due 10/01/2020-3/01/2022..................      2,749,340
                                  10,500,000        4.50% due 7/15/2022(g)..........................      9,961,875
                                  57,320,300        5.00% due 7/15/2022-8/15/2037(g)................     54,199,462
                                 134,766,117        5.50% due 7/15/2022-7/15/2037(g)................    130,484,377
                                  56,645,324        6.00% due 2/01/2017-7/15/2037(g)................     56,205,620
                                   8,916,572        6.50% due 5/01/2032-8/15/2037(g)................      9,002,781
                                                  Freddie Mac Mortgage Participation Certificates:
                                   9,300,000        5.00% due 8/15/2037(g)..........................      8,712,938
                                  17,044,355        5.50% due 10/01/2034-8/15/2037(g)...............     16,431,996
                                   9,630,534        6.00% due 5/01/2035-7/15/2037(g)................      9,543,414
                                   2,775,736        6.009% due 11/01/2036(b)........................      2,790,551
                                     586,921        7.00% due 10/01/2031-9/01/2032..................        605,675
                                     186,920        7.50% due 5/01/2032.............................        194,622
                                     722,113      Ginnie Mae MBS Certificates, 6.50% due
                                                    4/15/2032-9/15/2034.............................        735,520
--------------------------------------------------------------------------------------------------------------------
                                                  TOTAL U.S. GOVERNMENT AGENCY
                                                  MORTGAGE-BACKED SECURITIES
                                                  (COST--$302,155,081)--75.6%.......................    301,618,171
--------------------------------------------------------------------------------------------------------------------
                                                                NON-GOVERNMENT AGENCY
                                                             MORTGAGE-BACKED SECURITIES+
--------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE            1,981,493      Countrywide Alternative Loan Trust Series
OBLIGATIONS--2.8%                                   2006-OC10 Class 2A1, 5.41% due 11/25/2036(b)....      1,980,824
                                                  Impac Secured Assets CMN Owner Trust Series
                                                    2004-3(b):
                                     856,811        Class 1A4, 5.72% due 11/25/2034.................        859,019
                                   2,200,000        Class M1, 5.92% due 11/25/2034..................      2,206,623
                                     667,093      RMAC Plc Series 2003-NS2A Class A2C, 5.76% due
                                                    9/12/2035(b)....................................        667,301

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                        FACE                    NON-GOVERNMENT AGENCY
                                      AMOUNT                 MORTGAGE-BACKED SECURITIES+                  VALUE
--------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE       USD  3,450,797      Residential Accredit Loans, Inc. Series 2005-QS12
OBLIGATIONS (CONCLUDED)                             Class A8, 5.646% due 8/25/2035(b)...............  $   3,448,073
                                                  Structured Asset Securities Corp.(b):
                                     542,448        Series 2005-GEL2 Class A, 5.60% due 4/25/2035...        542,311
                                   1,574,374        Series 2005-OPT1 Class A4M, 5.67% due
                                                    11/25/2035......................................      1,572,935
                                                                                                      -------------
                                                                                                         11,277,086
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-
                                                  Banc of America Commercial Mortgage, Inc.:
BACKED SECURITIES--17.7%           2,800,000        Series 2003-2 Class A3, 4.873% due 3/11/2041....      2,711,048
                                   2,400,000        Series 2007-2 Class A4, 5.688% due
                                                    3/10/2017(b)....................................      2,373,845
                                                  Bear Stearns Commercial Mortgage Securities:
                                   3,280,000        Series 1998-C1 Class A2, 6.44% due 6/16/2030....      3,296,877
                                   2,800,000        Series 2005-PWR8 Class A4, 4.674% due
                                                    6/11/2041.......................................      2,604,653
                                   1,883,920      CS First Boston Mortgage Securities Corp. Series
                                                    2002-CP5 Class A1, 4.106% due 12/15/2035........      1,826,249
                                   2,360,000      CWCapital Cobalt Series 2006-C1 Class A4, 5.223%
                                                    due 8/15/2048...................................      2,245,492
                                   2,932,557      Capco America Securitization Corp. Series 1998-D7
                                                    Class A1B, 6.26% due 10/15/2030.................      2,951,603
                                   2,486,083      Chase Commercial Mortgage Securities Corp. Series
                                                    1999-2 Class A2, 7.198% due 1/15/2032...........      2,564,505
                                   2,350,000      Credit Suisse Mortgage Capital Certificates Series
                                                    2007-C3 Class A4, 5.723% due 6/15/2039(b).......      2,320,190
                                   2,399,838      DLJ Commercial Mortgage Corp. Series 1998-CG1
                                                    Class A1B, 6.41% due 6/10/2031..................      2,408,424
                                   2,452,113      First Union-Lehman Brothers-Bank of America Series
                                                    1998-C2 Class A2, 6.56% due 11/18/2035..........      2,461,702
                                                  First Union National Bank Commercial Mortgage:
                                   2,770,000        Series 1999-C4 Class E, 8.15% due
                                                    12/15/2031(a)(b)................................      2,912,761
                                   3,275,000        Series 2001-C2 Class B, 6.819% due 1/12/2043....      3,403,909
                                   2,850,000      GS Mortgage Securities Corp. II Series 2006-GG6
                                                    Class A2, 5.506% due 4/10/2038(b)...............      2,845,233
                                                  Greenwich Capital Commercial Funding Corp.:
                                   4,180,000        Series 2004-GG1 Class A4, 4.755% due 6/10/2036..      4,110,778
                                   2,720,000        Series 2004-GG1 Class A5, 4.883% due 6/10/2036..      2,659,960
                                     785,000        Series 2005-GG5 Class AJ, 5.301% due
                                                    4/10/2037(b)....................................        757,021
                                                  JPMorgan Chase Commercial Mortgage Securities
                                                    Corp.:
                                   2,735,000        Series 2001-CIB2 Class A3, 6.429% due
                                                    4/15/2035.......................................      2,809,657
                                   2,300,000        Series 2006-CB17 Class A4, 5.429% due
                                                    12/12/2043......................................      2,226,177
                                                  LB-UBS Commercial Mortgage Trust:
                                   2,650,428        Series 2000-C3 Class A2, 7.95% due 5/15/2025....      2,785,408
                                   2,950,000        Series 2005-C3 Class A5, 4.739% due 7/15/2030...      2,755,796
                                   1,750,000        Series 2007-C2 Class A3, 5.43% due 2/15/2040....      1,688,203
                                   1,080,000      Morgan Stanley Capital I Series 2006-IQ12 Class
                                                    A4, 5.332% due 12/15/2043.......................      1,037,573
                                   2,462,861      Morgan Stanley Dean Witter Capital I Series 2000-
                                                    LIFE Class A2, 7.57% due 11/15/2036.............      2,558,347
                                                  Mortgage Capital Funding, Inc.:
                                   2,600,000        Series 1998-MC1 Class E, 7.06% due 3/18/2030....      2,613,153
                                   2,780,000        Series 1998-MC2 Class B, 6.549% due 6/18/2030...      2,789,763

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                        FACE                    NON-GOVERNMENT AGENCY
                                      AMOUNT                 MORTGAGE-BACKED SECURITIES+                  VALUE
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED
  SECURITIES (CONCLUDED)
                              USD  2,425,000      Salomon Brothers Mortgage Securities VII Series
                                                    2000-C1 Class A2, 7.52% due 12/18/2009..........  $   2,515,617
                                   2,480,000      Wachovia Bank Commercial Mortgage Trust Series
                                                    2005-C20 Class A6A, 5.11% due 7/15/2042(b)......      2,413,610
                                                                                                      -------------
                                                                                                         70,647,554
--------------------------------------------------------------------------------------------------------------------
                                                  TOTAL NON-GOVERNMENT AGENCY
                                                  MORTGAGE-BACKED SECURITIES
                                                  (COST--$83,168,224)--20.5%........................     81,924,640
--------------------------------------------------------------------------------------------------------------------
INDUSTRY                                                           CORPORATE BONDS
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.1%            640,000      Honeywell International, Inc., 5.70% due
                                                    3/15/2036.......................................        590,849
--------------------------------------------------------------------------------------------------------------------
AIRLINES--0.5%                       511,904      American Airlines, Inc. Series 2003-1, 3.857% due
                                                    1/09/2012(j)....................................        490,787
                                     600,000      Continental Airlines, Inc. Series 2002-1, 6.563%
                                                    due 8/15/2013...................................        618,750
                                     940,000      Southwest Airlines Co., 7.875% due 9/01/2007......        943,149
                                                                                                      -------------
                                                                                                          2,052,686
--------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS--0.1%              245,000      Momentive Performance Materials, Inc., 10.125% due
                                                    12/01/2014(a)(i)................................        245,612
--------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--1.8%              1,530,000      Credit Suisse Guernsey Ltd., 5.86%(b)(e)..........      1,474,097
                                     585,000      Goldman Sachs Capital II, 5.793%(b)(e)............        570,928
                                   2,550,000      Goldman Sachs Group, Inc., 5.25% due 10/15/2013...      2,472,057
                                   2,825,000      Morgan Stanley Series F, 5.55% due 4/27/2017......      2,710,345
                                                                                                      -------------
                                                                                                          7,227,427
--------------------------------------------------------------------------------------------------------------------
CHEMICALS--0.1%                      260,000      Lyondell Chemical Co., 6.875% due 6/15/2017.......        250,900
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--0.9%             1,250,000      Barclays Bank Plc, 8.55%(a)(e)....................      1,376,554
                                     810,000      Corporacion Andina de Fomento, 6.875% due
                                                    3/15/2012.......................................        848,290
                              JPY154,000,000      Kreditanstalt fuer Wiederaufbau, 0.325% due
                                                    8/08/2011(b)....................................      1,250,935
                                                                                                      -------------
                                                                                                          3,475,779
--------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE--0.3%        USD    665,000      MBNA America Bank NA, 4.625% due 8/03/2009........        655,028
                                     625,000      SLM Corp., 5.40% due 10/25/2011...................        572,441
                                                                                                      -------------
                                                                                                          1,227,469
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL                780,000      Bank of America Corp., 4.875% due 9/15/2012.......        753,751
SERVICES--3.6%
                                                  Citigroup, Inc.:
                                   1,910,000        5.625% due 8/27/2012............................      1,910,407
                                   1,315,000        5.50% due 2/15/2017.............................      1,273,605
                                     195,000        5.875% due 5/29/2037............................        185,903
                                                  General Electric Capital Corp.:
                                   4,125,000        5% due 11/15/2011...............................      4,042,372
                                   4,625,000        Series A, 5% due 12/01/2010.....................      4,563,469
                                   1,550,000      JPMorgan Chase Bank NA, 6% due 7/05/2017..........      1,537,894
                                                                                                      -------------
                                                                                                         14,267,401
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                        1,620,000      GTE Corp., 6.84% due 4/15/2018....................      1,702,371
TELECOMMUNICATION
SERVICES--0.7%

                              JPY 87,000,000      Nippon Telegraph & Telephone Corp., 2.50% due
                                                    7/25/2007.......................................        707,347
                              USD    405,000      Telecom Italia Capital SA, 6% due 9/30/2034.......        364,874
                                                                                                      -------------
                                                                                                          2,774,592
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                        FACE
INDUSTRY                              AMOUNT                       CORPORATE BONDS                        VALUE
--------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.6%      USD    285,000      Jersey Central Power & Light Co., 6.40% due
                                                    5/15/2036.......................................  $     282,636
                                     575,000      Nevada Power Co., 6.65% due 4/01/2036.............        576,906
                                     780,000      Sierra Pacific Power Co., 6% due 5/15/2016........        764,998
                                     740,000      Southern California Edison Co., 5.625% due
                                                    2/01/2036.......................................        691,460
                                                                                                      -------------
                                                                                                          2,316,000
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &              495,000      The Cooper Cos., Inc., 7.125% due 2/15/2015(a)....        490,050
SUPPLIES--0.1%
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &              540,000      UnitedHealth Group, Inc., 5.80% due 3/15/2036.....        496,959
SERVICES--0.1%
--------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                           800,000      Hutchison Whampoa International (03/33) Ltd.,
CONGLOMERATES--0.2%                                 7.45% due 11/24/2033(a).........................        882,978
--------------------------------------------------------------------------------------------------------------------
INSURANCE--1.3%                      805,000      American International Group, Inc., 6.25% due
                                                    5/01/2036.......................................        812,453
                                     675,000      Chubb Corp., 6.375% due 3/29/2067(b)..............        660,082
                                     470,000      Lincoln National Corp., 7% due 5/17/2066(b).......        482,258
                                     895,000      Metlife, Inc., 6.40% due 12/15/2066...............        829,085
                                     650,000      Progressive Corp., 6.70% due 6/15/2037(b).........        646,015
                                     345,000      Reinsurance Group of America, 6.75% due
                                                    12/15/2065(b)...................................        336,237
                                     830,000      The Travelers Cos., Inc., 6.25% due 3/15/2067(b)..        797,588
                                     530,000      ZFS Finance USA Trust I, 6.50% due
                                                    5/09/2037(a)(b).................................        512,587
                                                                                                      -------------
                                                                                                          5,076,305
--------------------------------------------------------------------------------------------------------------------
MEDIA--1.9%
                                                  Comcast Corp.:
                                   1,055,000        6.50% due 1/15/2017.............................      1,077,108
                                     800,000        6.45% due 3/15/2037.............................        770,979
                                     660,000      Cox Communications, Inc., 7.125% due 10/01/2012...        697,273
                                     220,000      Idearc, Inc., 8% due 11/15/2016...................        222,200
                                     330,000      News America Holdings, 9.25% due 2/01/2013........        381,861
                                                  News America, Inc.:
                                     890,000        6.40% due 12/15/2035............................        847,558
                                     555,000        6.75% due 1/09/2038.............................        580,888
                                     850,000      Time Warner Cable, Inc., 5.85% due 5/01/2017(a)...        826,751
                                   1,790,000      Time Warner Companies, Inc., 9.125% due
                                                    1/15/2013.......................................      2,056,166
                                                                                                      -------------
                                                                                                          7,460,784
--------------------------------------------------------------------------------------------------------------------
METALS & MINING--0.2%                585,000      Freeport-McMoRan Copper & Gold, Inc., 8.375% due
                                                    4/01/2017.......................................        624,487
--------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES--0.1%                365,000      Xcel Energy, Inc., 6.50% due 7/01/2036............        369,153
--------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.2%             915,000      Xerox Corp., 6.40% due 3/15/2016..................        920,642
--------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE              1,375,000      Anadarko Petroleum Corp., 6.45% due 9/15/2036.....      1,322,512
FUELS--2.0%
                                     800,000      Midamerican Energy Holdings Co., 5.95% due
                                                    5/15/2037(a)....................................        753,968
                                     695,000      Motiva Enterprises LLC, 5.20% due 9/15/2012(a)....        680,048
                                     990,000      Northwest Pipeline Corp., 7% due 6/15/2016........      1,032,075
                                   3,350,000      Pemex Project Funding Master Trust, 6.66% due
                                                    6/15/2010(a)(b).................................      3,437,100
                                     530,000      Sabine Pass LNG LP, 7.50% due 11/30/2016(a).......        527,350
                                     135,000      Tennessee Gas Pipeline Co., 7% due 10/15/2028.....        139,026
                                                                                                      -------------
                                                                                                          7,892,079
--------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--0.5%                270,000      Bristol-Myers Squibb Co., 5.875% due 11/15/2036...        254,709
                              JPY143,000,000      Pfizer, Inc., .80% due 3/18/2008..................      1,159,997
                              USD    790,000      Wyeth, 6% due 2/15/2036...........................        761,733
                                                                                                      -------------
                                                                                                          2,176,439
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                        FACE
INDUSTRY                              AMOUNT                       CORPORATE BONDS                        VALUE
--------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT        USD    775,000      Nationwide Health Properties, Inc., 6.59% due
TRUSTS (REITS)--0.2%                                7/07/2038.......................................  $     774,457
--------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS &
SEMICONDUCTOR
EQUIPMENT--0.9%

                                                  Freescale Semiconductor, Inc.(a):
                                     460,000        9.125% due 12/15/2014(i)........................        432,400
                                      60,000        9.235% due 12/15/2014(b)........................         57,900
                                   3,250,000      International Rectifier Corp., 4.25% due
                                                    7/15/2007(d)....................................      3,241,875
                                                                                                      -------------
                                                                                                          3,732,175
--------------------------------------------------------------------------------------------------------------------
                                                  TOTAL CORPORATE BONDS
                                                  (COST--$66,551,812)--16.4%........................     65,325,223
--------------------------------------------------------------------------------------------------------------------
                                                            FOREIGN GOVERNMENT OBLIGATIONS
--------------------------------------------------------------------------------------------------------------------
                                   1,065,000      Argentina Bonos, 5.475% due 8/03/2012(b)(j).......      1,012,966
                                     102,282      Argentina Government International Bond, 8.28% due
                                                    12/31/20339(f)..................................         98,702
                              JPY125,700,000      Finland Government International Bond, .30% due
                                                    10/18/2007......................................      1,019,138
                                                  Mexico Government International Bond:
                              USD    596,000        6.375% due 1/16/2013............................        616,264
                                     565,000        5.875% due 1/15/2014............................        567,825
                                     756,200      Russia Government International Bond, 7.50% due
                                                    3/31/2030(j)....................................        832,954
                                     170,000      Venezuela Government International Bond, 7.65% due
                                                    4/21/2025.......................................        155,550
--------------------------------------------------------------------------------------------------------------------
                                                  TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                                  (COST--$4,347,453)--1.1%..........................      4,303,399
--------------------------------------------------------------------------------------------------------------------
                                                                 PREFERRED SECURITIES
--------------------------------------------------------------------------------------------------------------------
                                                                                      CAPITAL TRUSTS
--------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--0.4%              1,010,000      Lehman Brothers Holdings Capital Trust V,
                                                    5.857%(b)(e)....................................        989,354
                                     575,000      Mellon Capital IV Series 1, 6.244%(b)(e)..........        580,186
                                                                                                      -------------
                                                                                                          1,569,540
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--0.4%               665,000      BAC Capital Trust VI, 5.625% due 3/08/2035........        593,769
                                     525,000      USB Capital IX, 6.189%(b)(e)......................        528,877
                                     650,000      Wachovia Capital Trust III, 5.80% (b)(e)..........        647,167
                                                                                                      -------------
                                                                                                          1,769,813
--------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE                560,000      Pemex Project Funding Master Trust, 7.375% due
FUELS--0.2%                                         12/15/2014......................................        608,633
--------------------------------------------------------------------------------------------------------------------
                                                  TOTAL CAPITAL TRUSTS
                                                  (COST--$3,997,764)--1.0%                                3,947,986
--------------------------------------------------------------------------------------------------------------------

                                      SHARES
                                        HELD                       PREFERRED STOCKS
--------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE                    38,800      Fannie Mae Series O, 7%...........................      2,011,539
FINANCE--0.5%
--------------------------------------------------------------------------------------------------------------------
                                                  TOTAL PREFERRED STOCKS
                                                  (COST--$2,158,250)--0.5%..........................      2,011,539
--------------------------------------------------------------------------------------------------------------------
                                        FACE
                                      AMOUNT                       TRUST PREFERREDS
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--0.1%        USD    550,000      SunTrust Capital VIII, 6.10% due 12/15/2036(b)....        503,666
--------------------------------------------------------------------------------------------------------------------
                                                  TOTAL TRUST PREFERREDS
                                                  (COST--$541,101)--0.1%............................        503,666
--------------------------------------------------------------------------------------------------------------------
                                                  TOTAL PREFERRED SECURITIES
                                                  (COST--$6,697,115)--1.6%..........................      6,463,191
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                        FACE
                                      AMOUNT                    SHORT-TERM SECURITIES                     VALUE
--------------------------------------------------------------------------------------------------------------------
                              USD  5,400,000      Federal Home Loan Bank System, 4.80% due
                                                    7/02/2007.......................................  $   5,400,000
--------------------------------------------------------------------------------------------------------------------
                                                  TOTAL SHORT-TERM SECURITIES
                                                  (COST--$5,400,000)--1.4%..........................      5,400,000
--------------------------------------------------------------------------------------------------------------------
                                   NUMBER OF
                                 CONTRACTS++                      OPTIONS PURCHASED
--------------------------------------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED--0.4%              21      Receive a fixed rate of 5.525% and pay a floating
                                                    rate based on 3-month LIBOR, expiring May 2012,
                                                    Broker Citibank(k)..............................        379,743
                                          19      Receive a fixed rate of 5.705% and pay a floating
                                                    rate based on 3-month LIBOR, expiring May 2012,
                                                    Broker Deutsche Bank AG(k)......................        924,374
                                           8      Receive a fixed rate of 6.025% and pay a floating
                                                    rate based on 3-month LIBOR, expiring June 2012,
                                                    Broker Lehman Brothers Special Finance(k).......        322,790
                                                                                                      -------------
                                                                                                          1,626,907
--------------------------------------------------------------------------------------------------------------------
PUT OPTIONS PURCHASED--0.4%               21      Pay a fixed rate of 5.525% and receive a floating
                                                    rate based on 3-month LIBOR, expiring May 2012,
                                                    Broker Citibank(k)..............................        634,893
                                          19      Pay a fixed rate of 5.705% and receive a floating
                                                    rate based on 3-month LIBOR, expiring May 2012,
                                                    Broker Deutsche Bank AG(k)......................        535,961
                                           8      Pay a fixed rate of 6.025% and receive a floating
                                                    rate based on 3-month LIBOR, expiring June 2012,
                                                    Broker Lehman Brothers Special Finance(k).......        327,034
                                                                                                      -------------
                                                                                                          1,497,888
--------------------------------------------------------------------------------------------------------------------
                                                  TOTAL OPTIONS PURCHASED
                                                  (PREMIUMS PAID--$3,705,890)--0.8%                       3,124,795
--------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS (COST--$645,317,637)--161.0%....    642,387,102
--------------------------------------------------------------------------------------------------------------------
                                        FACE
                                      AMOUNT                     TBA SALE COMMITMENTS
--------------------------------------------------------------------------------------------------------------------
                                                  Fannie Mae Guaranteed Pass-Through Certificates:
                              USD  1,000,000        4.50% due 7/15/2022.............................       (949,005)
                                  20,800,000        5.00% due 7/15/2022-8/15/2037...................    (19,537,775)
                                   9,600,000        5.50% due 7/15/2022-7/15/2037...................     (9,345,123)
                                  13,500,000        6.00% due 2/01/2017-7/15/2037...................    (13,510,369)
                                   2,000,000        6.50% due 5/01/2032-8/15/2037...................     (2,018,994)
                                   1,100,000      Freddie Mac Mortgage Participation
                                                    Certificates 6.00% due 5/01/2035-7/15/2037......     (1,089,969)
--------------------------------------------------------------------------------------------------------------------
                                                  TOTAL TBA SALE COMMITMENTS--(PREMIUMS
                                                    RECEIVED--$46,934,418)--(11.6%)                     (46,451,235)
--------------------------------------------------------------------------------------------------------------------
                                                  LIABILITIES IN EXCESS OF OTHER ASSETS--(49.4%)....   (197,089,618)
                                                                                                      -------------
                                                  NET ASSETS--100.0%................................  $ 398,846,249
                                                                                                      =============
--------------------------------------------------------------------------------------------------------------------

+ Asset-Backed and Mortgage-Backed Securities are subject to principal paydowns. As a result of the prepayments or refinancings of the underlying instruments, the average life may be substantially less than the original maturity.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

++   One contract represents a notional amount of $1,000,000.

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b)  Floating rate security.

(c) All or a portion of security held as collateral in connection with open financial futures contracts.

(d)  Convertible security.

(e)  The security is a perpetual bond and has no stated maturity date.

(f) Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.

(g) Represents or includes a "to-be-announced" transaction. The Fund has committed to purchasing securities for which all specific information is not available at this time.

(h) Represents the interest only portion of a mortgage-backed security and has either a nominal or a notional amount of principal.

(i) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(j)  Subject to principal paydowns.

(k) This European style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of swaption.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

- The cost and unrealized appreciation (depreciation) of investments net of TBA sale commitments as of June 30 ,2007, as computed for federal income tax purposes, were as follows:
--------------------------------------------------------------------------------

Aggregate cost..............................................   $599,499,902
                                                               ============
Gross unrealized appreciation...............................   $  2,378,825
Gross unrealized depreciation...............................     (5,942,860)
                                                               ------------
Net unrealized depreciation.................................   $ (3,564,035)
                                                               ============

--------------------------------------------------------------------------------

-   Financial futures contracts purchased as of June 30, 2007 were as follows:

---------------------------------------------------------------------------------
NUMBER OF                                 EXPIRATION       FACE       UNREALIZED
CONTRACTS             ISSUE                  DATE         VALUE      DEPRECIATION
---------------------------------------------------------------------------------
   52          EuroDollar Futures       September 2007  $7,883,582    $ (89,037)
   78      30-Year U.S. Treasury Bond   September 2007  $8,493,055      (88,555)
---------------------------------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION                                         $(177,592)
                                                                      =========
---------------------------------------------------------------------------------

-   Financial futures contracts sold as of June 30, 2007 were as follows:

------------------------------------------------------------------------------------
                                                                        UNREALIZED
NUMBER OF                                 EXPIRATION       FACE        APPRECIATION
CONTRACTS             ISSUE                  DATE          VALUE      (DEPRECIATION)
------------------------------------------------------------------------------------
   127         EuroDollar Futures       September 2007  $30,212,885     $ 155,160
   245      2-Year U.S. Treasury Bond   September 2007  $49,954,900        28,494
   670      5-Year U.S. Treasury Bond   September 2007  $69,629,274      (103,070)
   139     10-Year U.S. Treasury Bond   September 2007  $14,588,693      (104,041)
------------------------------------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION--NET                                      $ (23,457)
                                                                        =========
------------------------------------------------------------------------------------

-   Currency Abbreviations:

JPY  Japanese Yen
USD  U.S. Dollar

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Schedule of Investments as of June 30, 2007 (concluded)        (in U.S. dollars)
--------------------------------------------------------------------------------

-   Swap contracts outstanding as of June 30, 2007 were as follows:

------------------------------------------------------------------------------------------
                                                                              UNREALIZED
                                                               NOTIONAL      APPRECIATION
                                                                AMOUNT      (DEPRECIATION)
------------------------------------------------------------------------------------------
Sold credit default protection on Comcast Cable
Communications, Inc. and receive 1.15%
Broker, Morgan Stanley Capital Services Inc.
Expires September 2008......................................  $ 1,980,000    $    26,512
Receive a fixed rate of 3.401% and pay 3.875% on Treasury
Inflation Protected Securities (TIPS) adjusted principal
Broker, JPMorgan Chase
Expires January 2009........................................  $ 4,062,000        (70,162)
Receive a fixed rate of 5.2725% and pay a floating rate
based on 3-month LIBOR
Broker, Citibank, N.A.
Expires October 2009........................................  $14,000,000        (33,615)
Bought credit default protection on Sara Lee Corp. and pay
0.57%
Broker, Lehman Brothers Special Finance
Expires December 2010.......................................  $ 1,395,000        (14,225)
Bought credit default protection on RadioShack Corp. and pay
1.16%
Broker, UBS Warburg
Expires December 2010.......................................  $ 1,355,000        (16,021)
Bought credit default protection on Limited Brands, Inc. and pay 1.065%
Broker, UBS Warburg
Expires December 2010.......................................  $ 1,355,000        (31,607)
Receive a fixed rate of 4.17% and pay 3.50% on Treasury
Inflation Protected Securities (TIPS) adjusted principal
Broker, Morgan Stanley Capital Services Inc.
Expires January 2011........................................  $ 3,500,000       (185,598)
Bought credit default protection on Sara Lee Corp. and pay
0.604%
Broker, JPMorgan Chase
Expires March 2011..........................................  $ 1,225,000        (13,612)
Bought credit default protection on Limited Brands, Inc. and pay 0.73%
Broker, Lehman Brothers Special Finance
Expires March 2011..........................................  $ 1,225,000        (14,317)
Bought credit default protection on Computer Sciences Corp.
and pay 0.88%
Broker, Morgan Stanley Capital Services Inc.
Expires June 2011...........................................  $ 1,185,000        (10,090)
Receive a fixed rate of 5.035% and pay a floating rate based on 3-month LIBOR
Broker, Morgan Stanley Capital Services Inc.
Expires November 2011.......................................  $13,000,000       (215,196)
Bought credit default protection on Eastman Chemical Co. and pay 0.68%
Broker, Morgan Stanley Capital Services Inc.
Expires September 2013......................................  $ 1,170,000        (10,686)
Pay a fixed rate of 5.071% and receive a floating rate based on 3-month LIBOR
Broker, UBS Warburg
Expires March 2017..........................................  $10,000,000        442,195
Receive a fixed rate of 5.10% and pay a floating rate based
on 3-month LIBOR
Broker, Deutsche Bank AG London
Expires March 2017..........................................  $11,800,000       (495,386)
Pay a fixed rate of 5.6825% and receive a floating rate
based on 3-month LIBOR
Broker, Lehman Brothers Special Finance
Expires June 2017...........................................  $ 4,900,000         (6,552)
Receive a fixed rate of 5.411% and pay a floating rate based on 3-month LIBOR
Broker, JPMorgan Chase
Expires August 2022.........................................  $ 9,930,000       (354,260)
------------------------------------------------------------------------------------------
TOTAL.......................................................                 $(1,002,620)
                                                                             ===========
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Statement of Assets and Liabilities as of June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$641,611,747).......................................                  $639,262,307
Unrealized appreciation on swaps............................                       468,707
Options purchased, at value (premiums paid--$3,705,890).....                     3,124,795
Cash........................................................                         8,805
Foreign cash (cost--$4,076,693).............................                     3,903,285
Receivables:
  Securities sold...........................................  $170,588,831
  Capital shares sold.......................................    18,588,614
  Interest..................................................     2,922,434
  Swaps.....................................................       290,290
  Paydowns..................................................        69,262
  Dividends.................................................        33,925     192,493,356
                                                              ------------
Prepaid expenses............................................                         4,819
                                                                              ------------
  Total assets..............................................                   839,266,074
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Unrealized depreciation on swaps............................                     1,471,327
TBA sale commitments, at value (proceeds paid TBA sale
  commitments--$46,934,418).................................                    46,451,235
Payables:
  Securities purchased......................................   389,818,521
  Dividends to shareholders.................................     1,360,011
  Swaps.....................................................       748,185
  Variation margin..........................................       292,635
  Investment adviser........................................       150,974
  Other affiliates..........................................         5,360
  Capital shares redeemed...................................           154
  Distributor...............................................             1     392,375,841
                                                              ------------
Accrued expenses and other liabilities......................                       121,422
                                                                              ------------
Total liabilities...........................................                   440,419,825
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $398,846,249
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 600,000,000
  shares authorized.........................................                  $  3,429,847
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                             9
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                             9
Paid-in capital in excess of par............................                   412,554,668
Accumulated distributions in excess of investment
  income--net...............................................  $   (387,264)
Accumulated realized capital losses--net....................   (12,929,033)
Unrealized depreciation--net................................    (3,821,987)
                                                              ------------
Total accumulated losses--net...............................                   (17,138,284)
                                                                              ------------
NET ASSETS..................................................                  $398,846,249
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $398,844,103 and 34,298,470
  shares outstanding........................................                  $      11.63
                                                                              ============
Class II--Based on net assets of $1,073.7 and 92.22 shares
  outstanding...............................................                  $      11.64
                                                                              ============
Class III--Based on net assets of $1,072 and 92.1 shares
  outstanding...............................................                  $      11.64
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Statement of Operations for the Year Ended June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (net of $2,002 foreign withholding tax)............                 $10,891,785
Dividends...................................................                      67,900
                                                                             -----------
Total income................................................                  10,959,685
                                                                             -----------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $   938,584
Accounting services.........................................       73,015
Printing and shareholder reports............................       40,565
Custodian fees..............................................       20,627
Professional fees...........................................       20,455
Pricing services............................................       13,611
Directors' fees and expenses................................       12,394
Transfer agent fees--Class I................................        2,433
Distribution fees--Class III................................            3
Distribution fees--Class II.................................            1
Other.......................................................       12,457
                                                              -----------
Total expenses..............................................                   1,134,145
                                                                             -----------
Investment income--net......................................                   9,825,540
                                                                             -----------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED LOSS--NET:
Realized loss on:
  Investments--net..........................................   (3,878,077)
  Futures contracts and swaps--net..........................     (226,145)
  Foreign currency transactions--net........................     (262,619)    (4,366,841)
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (2,610,688)
  Futures contracts and swaps--net..........................   (2,681,767)
  Foreign currency transactions--net........................      (44,343)    (5,336,798)
                                                              -----------    -----------
Total realized and unrealized loss--net.....................                  (9,703,639)
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $   121,901
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               FOR THE SIX
                                                              MONTHS ENDED         FOR THE
                                                              JUNE 30, 2007      YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                             (UNAUDITED)    DECEMBER 31, 2006
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  9,825,540      $ 21,549,275
Realized loss--net..........................................    (4,366,841)       (5,523,754)
Change in unrealized appreciation/depreciation--net.........    (5,336,798)        2,291,972
                                                              ------------      ------------
Net increase in net assets resulting from operations........       121,901        18,317,493
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................    (9,408,112)      (21,281,066)
  Class II..................................................           (25)              (49)
  Class III.................................................           (23)              (49)
                                                              ------------      ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................    (9,408,160)      (21,281,164)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (26,740,704)      (70,412,138)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................   (36,026,963)      (73,375,809)
Beginning of period.........................................   434,873,212       508,249,021
                                                              ------------      ------------
End of period*..............................................  $398,846,249      $434,873,212
                                                              ============      ============
-----------------------------------------------------------------------------------------------
* Accumulated distributions in excess of investment
  income--net...............................................  $   (387,264)     $   (804,644)
                                                              ============      ============
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                             CLASS I
                                               --------------------------------------------------------------------
                                                FOR THE SIX
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE   MONTHS ENDED              FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE  JUNE 30, 2007   ----------------------------------------------------
FINANCIAL STATEMENTS.                           (UNAUDITED)      2006       2005       2004       2003       2002
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........    $  11.91      $  11.95   $  12.31   $  12.21   $  12.11   $  11.59
                                                 --------      --------   --------   --------   --------   --------
Investment income--net***....................         .28           .55        .46        .39        .44        .56
Realized and unrealized gain (loss)--net.....        (.29)         (.03)      (.22)       .15        .13        .52
                                                 --------      --------   --------   --------   --------   --------
Total from investment operations.............        (.01)          .52        .24        .54        .57       1.08
                                                 --------      --------   --------   --------   --------   --------
Less dividends from investment income--net...        (.27)         (.56)      (.60)      (.44)      (.47)      (.56)
                                                 --------      --------   --------   --------   --------   --------
Net asset value, end of period...............    $  11.63      $  11.91   $  11.95   $  12.31   $  12.21   $  12.11
                                                 ========      ========   ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...........       (.09%)+       4.39%      1.98%      4.51%      4.76%      9.57%
                                                 ========      ========   ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................        .56%*         .55%       .53%       .51%       .50%       .50%
                                                 ========      ========   ========   ========   ========   ========
Investment income--net.......................       4.82%*        4.70%      3.71%      3.17%      3.62%      4.76%
                                                 ========      ========   ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).....    $398,844      $434,871   $508,247   $613,572   $693,508   $672,305
                                                 ========      ========   ========   ========   ========   ========
Portfolio turnover...........................         54%++        272%       235%       194%       254%       274%
                                                 ========      ========   ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Aggregate total investment return.

++  Excludes dollar roll transactions.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                CLASS II
                                                       -----------------------------------------------------------
                                                        FOR THE SIX     FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE           MONTHS ENDED        DECEMBER 31,          FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE          JUNE 30, 2007    ------------------    SEPTEMBER 30, 2004++
FINANCIAL STATEMENTS.                                   (UNAUDITED)      2006        2005     TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.................     $11.92        $11.96      $12.31           $12.28
                                                          ------        ------      ------           ------
Investment income--net***............................        .28           .58         .46              .10
Realized and unrealized gain (loss)--net.............       (.29)         (.05)       (.21)             .03
                                                          ------        ------      ------           ------
Total from investment operations.....................       (.01)          .53         .25              .13
                                                          ------        ------      ------           ------
Less dividends from investment income--net...........       (.27)         (.57)       (.60)            (.10)
                                                          ------        ------      ------           ------
Net asset value, end of period.......................     $11.64        $11.92      $11.96           $12.31
                                                          ======        ======      ======           ======
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...................      (.09%)+       4.49%       2.07%            1.08%+
                                                          ======        ======      ======           ======
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.............................................       .71%*         .49%        .53%             .51%*
                                                          ======        ======      ======           ======
Investment income--net...............................      4.67%*        4.86%       3.79%            3.40%*
                                                          ======        ======      ======           ======
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).............     $    1        $    1      $    1           $    1
                                                          ======        ======      ======           ======
Portfolio turnover...................................        54%+++       272%        235%             194%
                                                          ======        ======      ======           ======
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Aggregate total investment return.

++  Commencement of operations.

+++ Excludes dollar roll transactions.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                CLASS III
                                                       -----------------------------------------------------------
                                                        FOR THE SIX     FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE           MONTHS ENDED        DECEMBER 31,          FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE          JUNE 30, 2007    ------------------    SEPTEMBER 30, 2004++
FINANCIAL STATEMENTS.                                   (UNAUDITED)      2006        2005     TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.................     $11.91        $11.96      $12.31           $12.28
                                                          ------        ------      ------           ------
Investment income--net***............................        .26           .57         .46              .10
Realized and unrealized gain (loss)--net.............       (.28)         (.05)       (.21)             .03
                                                          ------        ------      ------           ------
Total from investment operations.....................       (.02)          .52         .25              .13
                                                          ------        ------      ------           ------
Less dividends from investment income--net...........       (.25)         (.57)       (.60)            (.10)
                                                          ------        ------      ------           ------
Net asset value, end of period.......................     $11.64        $11.91      $11.96           $12.31
                                                          ======        ======      ======           ======
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...................      (.19%)+       4.40%       2.07%            1.08%+
                                                          ======        ======      ======           ======
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.............................................       .81%*         .52%        .53%             .51%*
                                                          ======        ======      ======           ======
Investment income--net...............................      4.57%*        4.83%       3.79%            3.40%*
                                                          ======        ======      ======           ======
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).............     $    1        $    1      $    1           $    1
                                                          ======        ======      ======           ======
Portfolio turnover...................................        54%+++       272%        235%             194%
                                                          ======        ======      ======           ======
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Aggregate total investment return.

++  Commencement of operations.

+++ Excludes dollar roll transactions.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Bond V.I. Fund
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock Bond V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Company under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the OTC market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company

--------------------------------------------------------------------------------

announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Company's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies either to increase the return of the Fund and to hedge, or protect its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract. The counterparty for certain investments may pledge cash or securities as collateral.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.

--------------------------------------------------------------------------------

Therefore, no federal income tax provision is required.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Mortgage dollar rolls--The Fund may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

  (j) TBA commitments--The Fund may enter into to be announced ("TBA") commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under "Valuation of investments."

  (k) Recent accounting pronouncements--Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. and various state tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's tax returns remains open for the years ended December 31, 2003 through December 31, 2006.

  In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

  In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain

--------------------------------------------------------------------------------

other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with the Manager. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's BlackRock High Income V.I. Fund at the following annual rates: .50% of the average daily net assets not exceeding $250 million; .45% of average daily net assets in excess of $250 million but not exceeding $500 million; .40% of average daily net assets in excess of $500 million but not exceeding $750 million; and .35% of average daily net assets in excess of $750 million. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Financial Management, Inc., an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager. For the six months ended June 30, 2007, the aggregate average daily net assets of the Fund and the Company's BlackRock High Income V.I. Fund was approximately $621,540,000.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Company has also retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

  For the six months ended June 30, 2007, the Fund reimbursed the Manager $3,946 for certain accounting services.

  PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3. INVESTMENTS:

Purchases and sales (including paydowns and excluding dollar roll transactions) of investments, excluding short-term securities, for the six months ended June 30, 2007 were $329,466,127 and $307,874,671, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $26,740,704 and $70,412,138 for the six months ended June 30, 2007 and the year ended December 31, 2006, respectively.

  Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------
Class I Shares for the Six Months Ended
June 30, 2007                              Shares      Dollar Amount
--------------------------------------------------------------------
Shares sold...........................    1,664,344    $ 19,369,484
Shares issued to shareholders in
 reinvestment of dividends............      806,688       9,592,035
                                         ----------    ------------
Total issued..........................    2,471,032      28,961,519
Shares redeemed.......................   (4,691,224)    (55,702,271)
                                         ----------    ------------
Net decrease..........................   (2,220,192)   $(26,740,752)
                                         ==========    ============
--------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended
December 31, 2006                      Shares       Dollar Amount
-----------------------------------------------------------------
Shares sold........................    1,664,344    $  19,369,459
Shares issued to shareholders in
 reinvestment of dividends.........      306,688        9,592,035
                                     -----------    -------------
Total issued.......................    5,649,911       66,712,708
Shares redeemed....................  (11,661,276)    (137,124,944)
                                     -----------    -------------
Net decrease.......................   (6,011,365)   $ (70,412,236)
                                     ===========    =============
-----------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Six Months Ended                    Dollar
June 30, 2007                                     Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    2        $25
                                                    --       ---
Net increase....................................    2        $25
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2006                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    4        $49
                                                    --       ---
Net increase....................................    4        $49
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Six Months Ended                   Dollar
June 30, 2007                                     Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    2        $23
                                                    --       ---
Net increase....................................    2        $23
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2006                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    4        $49
                                                    --       ---
Net increase....................................    4        $49
                                                    ==       ===
------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders, which expires November 2007. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2007.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2006, the Fund had a net capital loss carryforward of $7,013,385, of which $456,713 expires in 2008 and $6,556,672 expires in 2014.
This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------

       BLACKROCK FUNDAMENTAL GROWTH V.I. FUND
       -------------------------------------------------------------------------

                                                  Semi-Annual Report (Unaudited)
                                                                   June 30, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS
BlackRock Fundamental Growth V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  The Fund provided competitive returns for the period as we sought to balance our enthusiasm for growth stocks with the realities of a slowing U.S. economy.

HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2007, BlackRock Fundamental Growth V.I. Fund's Class I Shares posted a total return of +6.81%, outperforming the +6.53% return of the benchmark Standard & Poor's (S&P) 500 Citigroup Growth Index, but lagging the +7.08% average return of the Lipper Large-Cap Growth Funds (Variable Products) category. (Funds in this Lipper category invest at least 75% of their equity assets in companies with market capitalizations--on a three-year weighted basis--greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.) The broad U.S. equity market, as measured by the S&P 500 Index, returned +6.96% over the six-month period.

  The positive returns enjoyed by the equity markets over the semi-annual period were largely realized in the second quarter of 2007. A near 5% retreat in the broad market (as measured by the S&P 500 Index) in late February was triggered by fears of overheating in global equity markets (specifically, China's Shanghai stock exchange) as well as resurfacing concern over the fate of the global "carrytrade" that has, in effect, supported perceived liquidity for some time. These issues were short-lived, however, as equities staged a fairly persistent price recovery through the majority of the second quarter. Slower U.S. economic growth (that is, gross domestic product growth) was well discounted by the market and inflation fears became more controlled. Market leadership alternated between larger- and mid-cap stocks. A gradual, although still hesitant, shift toward the growth style of investing became more evident by the end of the period. In general, actively managed funds saw improved performance as the median of the Lipper Large-Cap Growth Funds category outperformed the S&P 500 Citigroup Growth Index.

  The Fund's performance for the period benefited from stock selection, particularly in the energy, materials and health care sectors. An underweight position in consumer staples also was modestly additive. These positive effects were partially offset by security selection and an overweight position in the consumer discretionary and information technology sectors, as well as the Fund's cash position.

  Fund holdings that contributed to performance in the period included National Oilwell Varco Inc., Corning Inc. and Grant Prideco Inc., as well as the absence of a position in Johnson & Johnson and the timely elimination of Amgen Inc. Detracting from performance in the six-month period were our positions in Starbucks Corp., Genentech Inc., Abbott Laboratories, SAP AG and International Game Technology.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  Throughout the period, we attempted to balance our enthusiasm for growth stocks against the realities of a slowing U.S. economy and the shift of leadership to larger companies. This resulted in a number of sector changes, which were driven by individual stock-selection criteria.

  Given the current challenges facing the U.S. housing market and their potential impact on consumer spending, the Fund's exposure to the consumer discretionary sector was reduced to a significant underweight position. Investments in the financials sector were trimmed in response to growing credit and interest rate risks. At the same time, we continued to favor companies whose businesses benefit from globalization and infrastructure investment worldwide, which led to increased exposures in the industrials and materials sectors by period-end. Although the Fund remained underweight in consumer staples and healthcare, we made select purchases within these groups.

  Significant portfolio additions during the period included Exxon Mobil Corp., Boeing Co., CVS Caremark Corp., Monsanto Co., Comcast Corp., Zimmer Holdings Inc., Abbott Laboratories, Coach Inc., Altria Group Inc., Gilead Sciences Inc., McDonalds Corp., Microsoft Corp. and Merck & Co Inc., among others. Significant sales or reductions included Staples Inc., Bank of America Corp., Corning Inc., Walt Disney Co., Novartis AG, Target Corp., The Goldman Sachs Group Inc., Kohl's Corp., SAP AG, Nike Inc. and Amgen Inc., among others.

--------------------------------------------------------------------------------

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  U.S. economic growth (that is, gross domestic product growth) has decelerated over recent quarters in what we view as a typical mid-cycle slowdown scenario. At the same time, most other global economies continue to experience strong rates of growth, providing a rather balanced demand backdrop worldwide. While the U.S. housing market is experiencing some dislocation, we do not expect a recession to unfold and, in fact, suspect there is upside risk to accelerating economic growth from current levels by year-end 2007. Although this mid-cycle slowdown may challenge broader market earnings growth and particular sectors over the near term, it should provide an attractive investment environment for growth stocks going forward.

  At the end of the period, the portfolio was overweight relative to its benchmark in the industrials, information technology and materials sectors. Significant underweights included the consumer staples and consumer discretionary sectors.

Thomas E. Burke, CFA
Portfolio Manager

July 13, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------

(LINE GRAPH)

                                                 BLACKROCK FUNDAMENTAL
                                               GROWTH V.I. FUND+--CLASS I     STANDARD & POOR'S 500       STANDARD & POOR'S 500
                                                        SHARES*                      INDEX++            CITIGROUP GROWTH INDEX+++
                                               --------------------------     ---------------------     -------------------------
4/03/00**                                                10000                        10000                       10000
6/00                                                     10190                         9687                        9818
6/01                                                      7878                         8250                        6944
6/02                                                      6284                         6766                        5074
6/03                                                      5948                         6783                        5255
6/04                                                      7236                         8079                        6088
6/05                                                      7473                         8590                        6190
6/06                                                      8148                         9331                        6355
6/07                                                      9030                        11253                        7586

(LINE GRAPH)

                                            BLACKROCK               BLACKROCK
                                        FUNDAMENTAL GROWTH     FUNDAMENTAL GROWTH                             STANDARD & POOR'S
                                       V.I. FUND+--CLASS II   V.I. FUND+--CLASS III    STANDARD & POOR'S        500 CITIGROUP
                                             SHARES*                 SHARES*              500 INDEX++          GROWTH INDEX+++
                                       --------------------   ---------------------    -----------------      -----------------
9/30/04**                                     10000                   10000                  10000                  10000
6/05                                          10840                   10840                  10835                  10569
6/06                                          11836                   11836                  11770                  10851
6/07                                          13100                   13100                  14193                  12952

* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

**  Commencement of operations.

+ The Fund invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average rates of growth earnings over the long term.

++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

+++ This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity "growth" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum.

    Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/07                                           +10.82%
--------------------------------------------------------------------------
Five Years Ended 6/30/07                                         + 7.52
--------------------------------------------------------------------------
Inception (4/03/00) through 6/30/07                              - 1.40
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/07                                           +10.68%
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/07                              +10.32
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/07                                           +10.68%
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/07                              +10.32
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2007                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +6.81%         +10.82%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +6.81          +10.68
-----------------------------------------------------------------------------------------
Class III Shares*                                                +6.81          +10.68
-----------------------------------------------------------------------------------------
S&P 500(R) Index**                                               +6.96          +20.59
-----------------------------------------------------------------------------------------
S&P 500 Citigroup Growth Index***                                +6.53          +19.37
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares. If such fees were included, returns shown would have been lower.
** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of the NYSE market capitalization and 30% of NYSE issues.
*** This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity "growth" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum.

    Past results shown should not be considered a representation of future performance.

    S&P 500 is a registered trademark of the McGraw-Hill Companies.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2007 and held through June 30, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                                 BEGINNING         ENDING       DURING THE PERIOD*
                                                               ACCOUNT VALUE    ACCOUNT VALUE   JANUARY 1, 2007 TO
                                                              JANUARY 1, 2007   JUNE 30, 2007     JUNE 30, 2007
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,068.10           $4.12
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,068.10           $4.85
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,068.10           $5.52
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,020.91           $4.03
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,020.21           $4.73
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,019.56           $5.39
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.80% for Class I, .94% for Class II and 1.07% for Class
   III), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Portfolio Information as of June 30, 2007
--------------------------------------------------------------------------------

                                                                   PERCENT OF
SECTOR REPRESENTATION                                         LONG-TERM INVESTMENTS
-----------------------------------------------------------------------------------
Information Technology......................................          24.7%
Industrials.................................................          15.1
Health Care.................................................          15.1
Energy......................................................          11.9
Financials..................................................           9.2
Consumer Discretionary......................................           8.2
Consumer Staples............................................           8.2
Materials & Processing......................................           7.6
-----------------------------------------------------------------------------------

For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Schedule of Investments as of June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

                                                SHARES
INDUSTRY                                          HELD                      COMMON STOCKS                      VALUE
------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--6.0%                        6,600      BE Aerospace, Inc.(c)........................  $    272,580
                                                23,000      Boeing Co. ..................................     2,211,680
                                                13,800      Lockheed Martin Corp. .......................     1,298,994
                                                 2,400      Precision Castparts Corp. ...................       291,264
                                                12,800      Spirit Aerosystems Holdings, Inc. Class
                                                              A(c).......................................       461,440
                                                25,700      United Technologies Corp. ...................     1,822,901
                                                                                                           ------------
                                                                                                              6,358,859
------------------------------------------------------------------------------------------------------------------------
BEVERAGES--1.8%                                 29,900      PepsiCo, Inc. ...............................     1,939,015
------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--4.2%                             23,700      Celgene Corp.(c).............................     1,358,721
                                                16,900      Genentech, Inc.(c)...........................     1,278,654
                                                47,000      Gilead Sciences, Inc.(c)(e)..................     1,822,190
                                                                                                           ------------
                                                                                                              4,459,565
------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--4.4%                            4,200      Affiliated Managers Group, Inc.(c)...........       540,793
                                                58,200      The Charles Schwab Corp. ....................     1,194,264
                                                10,000      Franklin Resources, Inc. ....................     1,324,700
                                                23,800      State Street Corp.(e)........................     1,627,920
                                                                                                           ------------
                                                                                                              4,687,677
------------------------------------------------------------------------------------------------------------------------
CHEMICALS--5.8%                                 14,000      Air Products & Chemicals, Inc. ..............     1,125,180
                                                30,900      Monsanto Co. ................................     2,086,986
                                                13,600      The Mosaic Co.(c)............................       530,672
                                                 8,100      Potash Corp. of Saskatchewan, Inc. ..........       631,557
                                                24,100      Praxair, Inc. ...............................     1,734,959
                                                                                                           ------------
                                                                                                              6,109,354
------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--4.9%                 142,300      Cisco Systems, Inc.(c)(e)....................     3,963,055
                                                27,900      QUALCOMM, Inc. ..............................     1,210,581
                                                                                                           ------------
                                                                                                              5,173,636
------------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--2.8%                   12,400      Apple Computer, Inc.(c)......................     1,513,296
                                                83,400      EMC Corp.(c).................................     1,509,540
                                                                                                           ------------
                                                                                                              3,022,836
------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--1.6%                 8,300      Fluor Corp. .................................       924,371
                                                13,600      Jacobs Engineering Group, Inc.(c)............       782,139
                                                                                                           ------------
                                                                                                              1,706,510
------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--2.7%             2,500      Chicago Mercantile Exchange Holdings,
                                                              Inc.(e)....................................     1,335,900
                                                 3,500      IntercontinentalExchange, Inc.(c)............       517,475
                                                21,700      JPMorgan Chase & Co. ........................     1,051,365
                                                                                                           ------------
                                                                                                              2,904,740
------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.8%                      35,400      Emerson Electric Co. ........................     1,656,720
                                                 3,600      General Cable Corp.(c).......................       272,700
                                                                                                           ------------
                                                                                                              1,929,420
------------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--8.5%               16,400      Baker Hughes, Inc. ..........................     1,379,732
                                                 7,000      FMC Technologies, Inc.(c)....................       554,540
                                                23,400      Grant Prideco, Inc.(c).......................     1,259,622
                                                15,700      National Oilwell Varco, Inc.(c)..............     1,636,568
                                                23,400      Schlumberger Ltd. ...........................     1,987,596
                                                17,900      Transocean, Inc.(c)..........................     1,897,042
                                                 5,700      Weatherford International Ltd.(c)............       314,868
                                                                                                           ------------
                                                                                                              9,029,968
------------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--2.0%                  57,000      CVS/Caremark Corp............................     2,077,650
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)
--------------------------------------------------------------------------------

                                                SHARES
INDUSTRY                                          HELD                      COMMON STOCKS                      VALUE
------------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--4.6%           8,100      Alcon, Inc. .................................  $  1,092,771
                                                 7,800      Cytyc Corp.(c)...............................       336,258
                                                 4,000      Hologic, Inc.(c).............................       221,240
                                                 8,700      Intuitive Surgical, Inc.(c)..................     1,207,299
                                                23,200      Zimmer Holdings, Inc.(c).....................     1,969,448
                                                                                                           ------------
                                                                                                              4,827,016
------------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--3.5%             31,600      McDonald's Corp. ............................     1,604,016
                                                47,700      Starbucks Corp.(c) ..........................     1,251,648
                                                28,000      Yum! Brands, Inc. ...........................       916,160
                                                                                                           ------------
                                                                                                              3,771,824
------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--2.6%                        44,400      The Procter & Gamble Co. ....................     2,716,836
------------------------------------------------------------------------------------------------------------------------
IT SERVICES--3.5%                               10,000      Cognizant Technology Solutions Corp.(c)......       750,900
                                                29,000      Infosys Technologies Ltd. ...................     1,372,469
                                                63,100      Satyam Computer Services Ltd. ...............       724,673
                                                29,500      Tata Consultancy Services Ltd. ..............       834,485
                                                                                                           ------------
                                                                                                              3,682,527
------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--4.1%                  70,900      General Electric Co. ........................     2,714,052
                                                14,400      Textron, Inc. ...............................     1,585,584
                                                                                                           ------------
                                                                                                              4,299,636
------------------------------------------------------------------------------------------------------------------------
INSURANCE--1.9%                                 29,500      American International Group, Inc. ..........     2,065,885
------------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--6.4%              30,800      Akamai Technologies, Inc.(c)(e)..............     1,498,112
                                                 7,400      Google, Inc. Class A(c)......................     3,873,012
                                                   700      Limelight Networks, Inc.(c)..................        13,846
                                                49,600      Yahoo! Inc.(c)...............................     1,345,648
                                                                                                           ------------
                                                                                                              6,730,618
------------------------------------------------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES--2.8%            10,600      Covance, Inc.(c).............................       726,736
                                                34,300      Thermo Fisher Scientific, Inc.(c)............     1,773,996
                                                 8,700      Waters Corp.(c)..............................       516,432
                                                                                                           ------------
                                                                                                              3,017,164
------------------------------------------------------------------------------------------------------------------------
MACHINERY--1.5%                                  7,200      Bucyrus International, Inc. .................       509,616
                                                 4,400      Deere & Co. .................................       531,256
                                                 6,600      Terex Corp.(c)...............................       536,580
                                                                                                           ------------
                                                                                                              1,577,452
------------------------------------------------------------------------------------------------------------------------
MEDIA--1.9%                                     70,600      Comcast Corp. Class A(c)(e)..................     1,985,272
------------------------------------------------------------------------------------------------------------------------
METALS & MINING--1.7%                            7,100      Allegheny Technologies, Inc. ................       744,648
                                                13,100      Freeport-McMoRan Copper & Gold, Inc. Class
                                                              B .........................................     1,084,942
                                                                                                           ------------
                                                                                                              1,829,590
------------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL--0.9%                          19,200      Nordstrom, Inc. .............................       981,504
------------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--3.3%                5,600      Consol Energy, Inc. .........................       258,216
                                                38,300      Exxon Mobil Corp. ...........................     3,212,604
                                                                                                           ------------
                                                                                                              3,470,820
------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--3.3%                           36,500      Abbott Laboratories..........................     1,954,575
                                                31,000      Merck & Co., Inc. ...........................     1,543,800
                                                                                                           ------------
                                                                                                              3,498,375
------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR                  42,700      Applied Materials, Inc. .....................       848,449
EQUIPMENT--1.5%
                                                18,800      NVIDIA Corp.(c)..............................       776,628
                                                                                                           ------------
                                                                                                              1,625,077
------------------------------------------------------------------------------------------------------------------------
SOFTWARE--5.3%                                  30,300      Adobe Systems, Inc.(c).......................     1,216,545
                                                24,200      Electronic Arts, Inc.(c).....................     1,145,144
                                                52,500      Microsoft Corp. .............................     1,547,175
                                                85,400      Oracle Corp.(c)..............................     1,683,234
                                                                                                           ------------
                                                                                                              5,592,098
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)
--------------------------------------------------------------------------------

                                                SHARES
INDUSTRY                                          HELD                      COMMON STOCKS                      VALUE
------------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--1.8%          39,200      Coach, Inc.(c)...............................  $  1,857,688
------------------------------------------------------------------------------------------------------------------------
TOBACCO--1.7%                                   26,300      Altria Group, Inc. ..........................     1,844,682
------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL COMMON STOCKS
                                                            (COST--$92,764,496)--98.8%...................   104,773,294
------------------------------------------------------------------------------------------------------------------------
                                            BENEFICIAL
                                              INTEREST                  SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------
                                            $  644,623      BlackRock Liquidity Series, LLC Cash Sweep
                                                              Series, 5.33%(b)(d)........................       644,623
                                             7,480,150      BlackRock Liquidity Series, LLC Money Market
                                                              Series, 5.33%(a)(b)(d).....................     7,480,150
------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL SHORT-TERM SECURITIES
                                                            (COST--$8,124,773)--7.7%.....................     8,124,773
------------------------------------------------------------------------------------------------------------------------
                                             NUMBER OF
                                             CONTRACTS                    OPTIONS PURCHASED
------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED                             638      General Electric Co., expiring January 2008
                                                              at USD 35..................................       283,910
                                                   590      Semiconductor HOLDRs Trust, expiring November
                                                              2007 at USD 37.5...........................       169,920
                                                   744      Yahoo! Inc., expiring January 2008 at USD
                                                              35.........................................        55,800
                                                                                                           ------------
                                                                                                                509,630
------------------------------------------------------------------------------------------------------------------------
PUT OPTIONS PURCHASED                              124      Apple Computer, Inc., expiring August 2007 at
                                                              USD 120....................................        78,120
------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL OPTIONS PURCHASED
                                                            (PREMIUMS PAID--$597,431)--0.6%..............       587,750
------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS
                                                            (COST--$101,486,700)--107.1%.................   113,485,817
------------------------------------------------------------------------------------------------------------------------
                                                                           OPTIONS WRITTEN
------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN                               124      Apple Computer, Inc., expiring January 2008
                                                              at USD 150.................................       (78,120)
                                                 1,347      General Electric Co., expiring January 2008
                                                              at USD 37.5................................      (366,384)
                                                   496      Yahoo! Inc., expiring January 2008 at USD
                                                              32.5.......................................       (58,528)
                                                                                                           ------------
                                                                                                               (503,032)
------------------------------------------------------------------------------------------------------------------------
PUT OPTIONS WRITTEN                                496      Yahoo! Inc., expiring January 2008 at USD
                                                              32.5.......................................      (297,600)
------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL OPTIONS WRITTEN
                                                            (PREMIUMS RECEIVED--$(534,735))--(0.8%)......      (800,632)
------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN
                                                            (COST--$100,951,965*)--106.3%................   112,685,185
                                                            LIABILITIES IN EXCESS OF OTHER
                                                              ASSETS--(6.3%).............................    (6,700,824)
                                                                                                           ------------
                                                            NET ASSETS--100.0%...........................  $105,984,361
                                                                                                           ============
------------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments, net of options written, as of June 30,, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost..............................................   $101,187,019
                                                                   ============
    Gross unrealized appreciation...............................   $ 13,836,565
    Gross unrealized depreciation...............................     (2,338,399)
                                                                   ------------
    Net unrealized appreciation.................................   $ 11,498,166
                                                                   ============

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Schedule of Investments as of June 30, 2007 (concluded)
--------------------------------------------------------------------------------

(a) Security was purchased with the cash proceeds from securities loans.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

-------------------------------------------------------------------------------------
                                                                  NET        INTEREST
AFFILIATE                                                       ACTIVITY      INCOME
-------------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC Cash Sweep Series...........   $ (186,168)   $58,766
BlackRock Liquidity Series, LLC Money Market Series.........   $6,392,150    $   959
-------------------------------------------------------------------------------------

(c) Non-income producing security.

(d) Represents the current yield as of June 30, 2007.

(e) Security, or a portion of security, is on loan.

* For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Statement of Assets and Liabilities as of June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $7,259,352) (identified
  cost--$92,764,496)........................................                 $104,773,294
Investments in affiliated securities, at value (identified
  cost--$8,124,773).........................................                    8,124,773
Cash held as collateral for financial futures contracts.....                    1,692,600
Options purchased, at value (premiums paid--$597,431).......                      587,750
Receivables:
  Dividends.................................................  $   100,771
  Securities lending........................................          231
  Securities sold...........................................           53         101,055
                                                              -----------
Prepaid expenses and other assets...........................                        2,957
                                                                             ------------
  Total assets..............................................                  115,282,429
                                                                             ------------
------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                    7,480,150
Options written, at value (premiums received--$534,735).....                      800,632
Deferred foreign capital gain tax...........................                      291,583
Payables:
  Securities purchased......................................      312,085
  Capital shares redeemed...................................      193,439
  Investment adviser........................................       55,481
  Other affiliates..........................................        1,308
  Distributor...............................................            3         562,316
                                                              -----------
Accrued expenses............................................                      163,387
                                                                             ------------
Total liabilities...........................................                    9,298,068
                                                                             ------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                 $105,984,361
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $10 par value, 100,000,000
  shares authorized.........................................                 $  1,206,474
Class II Shares of Common Stock, $10 par value, 100,000,000
  shares authorized.........................................                           15
Class III Shares of Common Stock, $10 par value, 100,000,000
  shares authorized.........................................                           15
Paid-in capital in excess of par............................                   87,251,642
Undistributed investment income--net........................  $   269,404
Undistributed realized capital gains--net...................    5,815,104
Unrealized appreciation--net................................   11,441,707
                                                              -----------
Total accumulated earnings--net.............................                   17,526,215
                                                                             ------------
NET ASSETS..................................................                 $105,984,361
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $105,981,741 and 12,064,742
  shares outstanding........................................                 $       8.78
                                                                             ============
Class II--Based on net assets of $1,310 and 149.2 shares
  outstanding...............................................                 $       8.78
                                                                             ============
Class III--Based on net assets of $1,310 and 149.2 shares
  outstanding...............................................                 $       8.78
                                                                             ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $11,608 foreign withholding tax)..........                $  526,403
Interest from affiliates....................................                    58,766
Securities lending--net.....................................                       959
                                                                            ----------
Total income................................................                   586,128
                                                                            ----------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  358,459
Custodian fees..............................................      14,807
Professional fees...........................................      18,851
Accounting services.........................................      22,892
Printing and shareholder reports............................      10,637
Directors' fees and expenses................................       3,357
Transfer agent fees--Class I................................       2,431
Pricing services............................................         925
Distribution fees--Class III................................           2
Distribution fees--Class II.................................           1
Other.......................................................       7,948
                                                              ----------
Total expenses..............................................                   440,310
                                                                            ----------
Investment income--net......................................                   145,818
                                                                            ----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET
Realized gain (loss) on:
  Investments--net (including $78,730 in foreign capital
    gain tax)...............................................   6,202,233
  Foreign currency transactions--net........................     (16,006)    6,186,227
                                                              ----------
Change in unrealized appreciation/depreciation on:
  Investments--net (including $291,583 deferred foreign
    capital gain tax).......................................   1,239,480
  Options written--net......................................    (265,897)
  Foreign currency transactions--net........................      (2,871)      970,712
                                                              ----------    ----------
Total realized and unrealized gain--net.....................                 7,156,939
                                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $7,302,757
                                                                            ==========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               FOR THE SIX
                                                              MONTHS ENDED         FOR THE
                                                              JUNE 30, 2007      YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                             (UNAUDITED)    DECEMBER 31, 2006
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $    145,818      $    874,848
Realized gain--net..........................................     6,186,227        19,245,486
Change in unrealized appreciation/depreciation--net.........       970,712       (13,822,332)
                                                              ------------      ------------
Net increase in net assets resulting from operations........     7,302,757         6,298,002
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................            --          (664,413)
  Class II..................................................            --                (7)
  Class III.................................................            --                (7)
                                                              ------------      ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................            --          (664,427)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (16,001,593)      (69,644,981)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................    (8,698,836)      (64,011,406)
Beginning of period.........................................   114,683,197       178,694,603
                                                              ------------      ------------
End of period*..............................................  $105,984,361      $114,683,197
                                                              ============      ============
-----------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $    269,404      $    123,586
                                                              ============      ============
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                 CLASS I
                                                   --------------------------------------------------------------------
                                                    FOR THE SIX
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE       MONTHS ENDED              FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE      JUNE 30, 2007   ----------------------------------------------------
FINANCIAL STATEMENTS.                               (UNAUDITED)      2006       2005       2004       2003       2002
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............    $   8.22      $   7.91   $   7.40   $   6.98   $   5.46   $   7.54
                                                     --------      --------   --------   --------   --------   --------
Investment income--net***........................         .01           .05        .04        .05        .01        .01
Realized and unrealized gain (loss)--net.........         .55           .31        .51        .42       1.52      (2.08)
                                                     --------      --------   --------   --------   --------   --------
Total from investment operations.................         .56           .36        .55        .47       1.53      (2.07)
                                                     --------      --------   --------   --------   --------   --------
Less dividends from investment income--net.......          --          (.05)      (.04)      (.05)      (.01)      (.01)
                                                     --------      --------   --------   --------   --------   --------
Net asset value, end of period...................    $   8.78      $   8.22   $   7.91   $   7.40   $   6.98   $   5.46
                                                     ========      ========   ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...............       6.81%+        4.54%      7.49%      6.80%     27.98%    (27.51%)
                                                     ========      ========   ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.........................................        .80%*         .75%       .76%       .74%       .74%       .75%
                                                     ========      ========   ========   ========   ========   ========
Investment income--net...........................        .26%*         .58%       .56%       .75%       .13%       .09%
                                                     ========      ========   ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).........    $105,982      $114,681   $178,692   $199,342   $197,010   $200,524
                                                     ========      ========   ========   ========   ========   ========
Portfolio turnover...............................         46%           69%        82%        78%       135%        90%
                                                     ========      ========   ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                CLASS II
                                                      ------------------------------------------------------------
                                                       FOR THE SIX        FOR THE YEAR
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE          MONTHS ENDED     ENDED DECEMBER 31,        FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE         JUNE 30, 2007    -------------------    SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                  (UNAUDITED)      2006         2005     TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................     $ 8.22        $ 7.92       $ 7.40           $ 6.83
                                                         ------        ------       ------           ------
Investment income--net***...........................        .01           .05          .04              .05
Realized and unrealized gain--net...................        .55           .30          .52              .57
                                                         ------        ------       ------           ------
Total from investment operations....................        .56           .35          .56              .62
                                                         ------        ------       ------           ------
Less dividends from investment income--net..........         --          (.05)        (.04)            (.05)
                                                         ------        ------       ------           ------
Net asset value, end of period......................     $ 8.78        $ 8.22       $ 7.92           $ 7.40
                                                         ======        ======       ======           ======
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..................      6.81%@        4.41%        7.63%            9.14%@
                                                         ======        ======       ======           ======
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses............................................       .94%*         .73%         .76%             .74%*
                                                         ======        ======       ======           ======
Investment income--net..............................       .12%*         .59%         .58%            2.79%*
                                                         ======        ======       ======           ======
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)............     $    1        $    1       $    1           $    1
                                                         ======        ======       ======           ======
Portfolio turnover..................................        46%           69%          82%              78%
                                                         ======        ======       ======           ======
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                CLASS III
                                                       -----------------------------------------------------------
                                                        FOR THE SIX     FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE           MONTHS ENDED        DECEMBER 31,          FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE          JUNE 30, 2007    ------------------    SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                   (UNAUDITED)      2006        2005     TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.................     $ 8.22        $ 7.92      $ 7.40           $ 6.83
                                                          ------        ------      ------           ------
Investment income--net***............................         --++         .05         .04              .05
Realized and unrealized gain--net....................        .56           .30         .52              .57
                                                          ------        ------      ------           ------
Total from investment operations.....................        .56           .35         .56              .62
                                                          ------        ------      ------           ------
Less dividends from investment income--net...........         --          (.05)       (.04)            (.05)
                                                          ------        ------      ------           ------
Net asset value, end of period.......................     $ 8.78        $ 8.22      $ 7.92           $ 7.40
                                                          ======        ======      ======           ======
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...................      6.81%@        4.41%       7.63%            9.14%@
                                                          ======        ======      ======           ======
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.............................................      1.07%*         .76%        .76%             .74%*
                                                          ======        ======      ======           ======
Investment income--net...............................      (.02%)*        .57%        .58%            2.79%*
                                                          ======        ======      ======           ======
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).............     $    1        $    1      $    1           $    1
                                                          ======        ======      ======           ======
Portfolio turnover...................................        46%           69%         82%              78%
                                                          ======        ======      ======           ======
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

++  Amount is less than ($.01).

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock Fundamental Growth V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset

--------------------------------------------------------------------------------

value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Company's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives

--------------------------------------------------------------------------------

securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Recent accounting pronouncements--Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. and various state tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's tax returns remains open for the years ended December 31, 2003 through December 31, 2006.

  In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

  In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with the Manager. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .65% of the average daily value of the Fund's net assets. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM") an affiliate of the Manager, under which the Manager pays BIM for services they provide a monthly fee that is a percentage of the management fee paid by the Fund to the Manager.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing distribution fees each month at the annual rate of .15% and ..25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities

--------------------------------------------------------------------------------

to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. As of June 30, 2007 the Fund lent securities with a value of $1,493,248 to MLPF&S or its affiliates. Pursuant to that order, the Company has also retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the six months ended June 30, 2007, BIM received $363 in securities lending agent fees from the Fund.

  For the six months ended June 30, 2007, the Fund reimbursed the Manager $1,323 for certain accounting services.

  In addition, MLPF&S received $20,438 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2007.

  PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.
  Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.
3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2007 were $49,589,484 and $63,297,740, respectively.

  Transactions in call options written for the six months ended June 30, 2007 were as follows:

-------------------------------------------------------------------
                                               Number of   Premiums
Call Options Written                           Contracts   Received
-------------------------------------------------------------------
Outstanding call options written, beginning
 of period...................................       --           --
Options written..............................    1,967     $417,185
                                                 -----     --------
Outstanding call options written, end of
 period......................................    1,967     $417,185
                                                 =====     ========
-------------------------------------------------------------------

  Transactions in put options written for the six months ended June 30, 2007 were as follows:

-------------------------------------------------------------------
                                               Number of   Premiums
Put Options Written                            Contracts   Received
-------------------------------------------------------------------
Outstanding put options written, beginning of
 period......................................      --            --
Options written..............................     496      $117,550
                                                  ---      --------
Outstanding put options written, end of
 period......................................     496      $117,550
                                                  ===      ========
-------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $16,001,593 and $69,644,981 for the six months ended June 30, 2007 and the year ended December 31, 2006, respectively.

  Transactions in capital shares for each class were as follows:

------------------------------------------------------------------
Class I Shares for Six Months Ended
June 30, 2007                            Shares      Dollar Amount
------------------------------------------------------------------
Shares sold..........................      35,518    $    306,796
Shares redeemed......................  (1,928,492)    (16,308,389)
                                       ----------    ------------
Net decrease.........................  (1,892,974)   $(16,001,593)
                                       ==========    ============
------------------------------------------------------------------

------------------------------------------------------------------
Class I Shares for Year Ended
December 31, 2006                        Shares      Dollar Amount
------------------------------------------------------------------
Shares sold..........................     909,847    $  7,381,150
Shares issued to shareholders in
 reinvestment of dividends...........      80,829         664,413
                                       ----------    ------------
Total issued.........................     990,676       8,045,563
Shares redeemed......................  (9,611,063)    (77,690,558)
                                       ----------    ------------
Net decrease.........................  (8,620,387)   $(69,644,995)
                                       ==========    ============
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Six Months Ended                    Dollar
June 30, 2007                                     Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    --        --
                                                    --        --
Net increase....................................    --        --
                                                    ==        ==
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2006                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    1         $7
                                                    --        --
Net increase....................................    1         $7
                                                    ==        ==
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Six Months Ended                   Dollar
June 30, 2007                                     Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    --        --
                                                    --        --
Net increase....................................    --        --
                                                    ==        ==
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2006                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    1         $7
                                                    --        --
Net increase....................................    1         $7
                                                    ==        ==
------------------------------------------------------------------

--------------------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders, which expires November 2007. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2007.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2006, the Fund had a net capital loss carryforward of $136,069, all of which expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------

       BLACKROCK GLOBAL ALLOCATION V.I. FUND
       -------------------------------------------------------------------------

                                                  Semi-Annual Report (Unaudited)
                                                                   June 30, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS
BlackRock Global Allocation V.I. Fund
A Discussion With Your Fund's Portfolio Managers
--------------------------------------------------------------------------------

  The Portfolio benefited from strong global equity markets and outperformed its Reference Portfolio, providing its shareholders with high single-digit returns for the period.

HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2007, BlackRock Global Allocation V.I. Fund's Class I, Class II and Class III Shares had total returns of +8.05%, +7.98% and +7.92%, respectively. Fund results exceeded the +5.70% return of its Reference Portfolio for the period, but trailed the +10.12% return of its broad-based, all-equity benchmark, the Financial Times Stock Exchange (FTSE) World Index. The Fund invests in a combination of equities and bonds; therefore, the Reference Portfolio provides both a truer representation of the Fund's composition and a more comparable means for measurement. Returns for each component of the Reference Portfolio for the six months ended June 30, 2007, were as follows: the Standard & Poor's 500 (S&P 500) Index returned +6.96%; the FTSE World Index (ex-U.S.) returned +12.74%; the Merrill Lynch Treasury Index GA05 returned +1.22%; and the Citigroup (non-U.S. dollar) World Government Bond Index returned -.77%. (A full description of the Reference Portfolio can be found on page 4 of this report to shareholders.) The Fund outpaced the +6.60% average return of the Lipper Global Flexible Portfolio Funds (Variable Products) category for the same six-month period. (As defined by Lipper, funds in this category allocate their investments across various asset classes, including both domestic and foreign stocks, bonds and money market instruments, and focus on total return.)

  Global equity markets continued their ascent in the first half of 2007, despite such headwinds as increasing oil prices, higher interest rates and rising volatility. U.S. equities, as measured by the S&P 500 Index, returned +6.96% while foreign (non-U.S.) international equities, as measured by the MSCI EAFE Index, returned +10.74%. In the United States, the deterioration in the residential housing market contributed to relatively weak first quarter gross domestic product growth of .7%, the slowest rate of expansion since the fourth quarter of 2002. Meanwhile, economic growth remained relatively robust outside the U.S., with particular strength coming from the emerging markets of Asia and improvements in continental Europe.

  From a regional perspective, European equity markets, as measured by the MSCI Europe Index, returned +12.49%, as high levels of merger-and-acquisition (M&A) activity and increases in consumer confidence pushed share prices higher. Within Europe, Germany's DAX Index returned +24.59%, as Europe's largest economy benefited from lower unemployment and increases in business confidence. From a currency standpoint, the euro continued its appreciation relative to the U.S. dollar, although the pace was significantly more constrained than that seen in 2006. Over the first six months of 2007, the euro appreciated 2.6% versus the U.S. dollar, reaching an all-time high in April (at 1.3651). In the Pacific region, equity markets trended higher with notable divergence among major indexes. China's Shenzhen Composite Index more than doubled, returning +101.73%, while Japan's Nikkei 225 returned +2.27%. Despite increasing interest rates in February, Japan's short-term interest rates remained the lowest in the developed world at .50%. Recent economic data from Japan suggests that the world's second-largest economy may be experiencing a resurgence in growth.

  In fixed income markets, the prevailing topic continued to be the threat of higher inflation as the global economy enters its fifth year of expansion. Although the U.S. Federal Reserve Board has left interest rates unchanged for a year, foreign central banks have maintained their vigilance toward inflation and higher economic growth. The European Central Bank, the Bank of England, the Bank of Japan and the Reserve Bank of Australia are among the many foreign central banks that have raised interest rates in 2007. Rising short-term, and more recently long-term, interest rates have produced a poor environment for investors in both domestic and foreign bonds. The 10-year U.S. Treasury yield started the year at 4.70% and reached 5.30% in mid-June before ending the period at 5.03%. Yields across foreign markets also have trended higher, with German government bonds rising 60 basis points (.60%) over the first half of the year. In Japan, government bond yields rose approximately 20 basis points. As a result, U.S. bonds, as measured by the Lehman Brothers U.S. Aggregate Bond Index, returned +.98% for the first six months of the year, while global bonds, as measured by the Lehman Brothers Global Aggregate Bond Index, returned +.40%.

--------------------------------------------------------------------------------

WHAT FACTORS MOST INFLUENCED FUND PERFORMANCE DURING THE PERIOD?

  The Fund capitalized on favorable equity performance in most developed markets around the world. At the start of the period, the Fund's asset allocation strategy included an underweight in equities, notably in the U.S., and a significant underweight in fixed income securities, particularly high-quality, long-term non-U.S.-dollar sovereign debt.

  The Fund benefited from a significant overweight exposure to Asian equities, especially in India and Singapore, and effective stock selection in the United States, China and Hong Kong. Security selection in the energy and industrials sectors also boosted performance as significant growth in Asia, especially China, continued to fuel demand for raw materials, particularly energy resources, and capital investment in energy-related production. Detracting from relative results was the Fund's overweight position in Japanese stocks, as equity markets there sold off sharply in February and the yen declined over the six-month period.

  Although considerably underweight in fixed income, the Fund continued to benefit from the makeup of its fixed income component. This included a modest exposure to U.S. corporate bonds, convertible securities and emerging markets debt. The Fund maintained its relatively neutral position in U.S. Treasury issues and its underweight position in non-U.S.-dollar sovereign debt (notably in Japan), as yields remained relatively unattractive.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  The Fund's Reference Portfolio comprises 60% equities and 40% fixed income securities. The Fund's equity allocation decreased from 58% of net assets to 56% during the period, primarily reflecting reduced exposure to equities in Japan and Europe, particularly Germany. This was partially offset by an increase in U.S. equities, notably in the energy and industrials sectors. Our strategy included reducing the cyclicality of the equity portfolio and taking profits in stocks that had significantly appreciated, notably in Japan and the strong-performing energy sector. We added to our overweight positions in the materials and industrials sectors as the demand in developing economies for new and improved infrastructure remained robust, and metals consumption continued to rise. We continued to slowly increase our underweight positions in both the consumer discretionary and financials sectors, given our belief that the slowdown in the U.S. housing sector eventually will constrict the sustainability of consumer spending and credit growth.

  The Fund remained underweight in fixed income securities throughout the six-month period, particularly high-quality, long-term non-U.S.-dollar sovereign debt. The Fund's fixed income allocation declined from 33% of net assets to 30%, mainly reflecting a decrease in exposure to European sovereign debt and a modest decrease in U.S. corporate debt as U.S. Treasury yields increased over the period. (Please note that the Fund's U.S. fixed income exposure includes bonds of non-U.S. issuers denominated in U.S. dollars.) Approximately 3.30% of the Fund's net assets was invested in convertible securities as of period-end. These securities are reported as a portion of the Fund's fixed income allocation, although some may tend to perform similar to equities.

  Given the aforementioned changes, the Fund's position in cash equivalent securities increased from 9% of net assets to 14% over the six-month period. Cash is actively managed and, as such, allocations to cash are an integral part of the Fund's investment strategy. Currently, cash is considered primarily zero-duration fixed income and includes short-term U.S. dollar and non-U.S.-dollar fixed income securities and other money market-type instruments.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  Broadly speaking, compared to its Reference Portfolio, the Fund closed the period underweight in equities and non-U.S. fixed income securities, and overweight in cash reserves.

  Within its equity segment, the Fund was significantly underweight in the United States, slightly underweight in Europe and overweight in Asia. From a sector perspective, the Fund was overweight in energy, industrials, telecommunication services and materials; underweight in consumer discretionary, technology, financials, health care and consumer staples; and relatively neutral in utilities.

  The Fund's underweight fixed income exposure reflects the assessment that available yields are insufficiently attractive relative to the risks of higher inflation and higher interest rates, especially outside the United States. With respect to currency, we ended the six-month period with a significant underweighting of the U.S. dollar, a relatively neutral stance on the euro, and slight overweight positions in the Brazilian real and several Asian currencies.

  The portfolio's equity allocation at year-end--although underweight relative to our Reference Portfolio--was still higher than during most of the Fund's history. Accordingly, we expect that

--------------------------------------------------------------------------------

the Fund may exhibit a somewhat higher beta versus the S&P 500 Index and higher volatility in net asset value than historically has been the case. Nevertheless, given the Fund's current posture, we believe both of these measures should remain below those typical of the majority of all-equity funds in most market conditions.

Dennis Stattman
Senior Portfolio Manager

Dan Chamby
Associate Portfolio Manager

Romualdo Roldan
Associate Portfolio Manager

James A. MacMillan
Associate Portfolio Manager

July 13, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                    BLACKROCK GLOBAL
                                                 ALLOCATION V.I. FUND+--
                                                     CLASS I SHARES*           FTSE WORLD INDEX++        REFERENCE PORTFOLIO+++
                                                 -----------------------       ------------------        ----------------------
6/97                                                      10000                       10000                       10000
6/98                                                      10801                       11598                       11362
6/99                                                      11128                       13495                       12765
6/00                                                      12826                       15181                       13862
6/01                                                      10633                       12405                       12529
6/02                                                      10381                       10617                       12009
6/03                                                      11279                       10451                       12641
6/04                                                      13584                       13039                       14535
6/05                                                      15200                       14594                       15795
6/06                                                      17769                       17285                       17212
6/07                                                      20935                       21964                       19942

[LINE GRAPH]

                                                    BLACKROCK GLOBAL
                                                 ALLOCATION V.I. FUND+--
                                                    CLASS II SHARES*           FTSE WORLD INDEX++        REFERENCE PORTFOLIO+++
                                                 -----------------------       ------------------        ----------------------
11/24/03**                                                10000                       10000                       10000
6/04                                                      11157                       11019                       10657
6/05                                                      12465                       12334                       11581
6/06                                                      14553                       14608                       12619
6/07                                                      17121                       18334                       14621

[LINE GRAPH]

                                                    BLACKROCK GLOBAL
                                                 ALLOCATION V.I. FUND+--
                                                    CLASS III SHARES*          FTSE WORLD INDEX++        REFERENCE PORTFOLIO+++
                                                 -----------------------       ------------------        ----------------------
11/18/03**                                                10000                       10000                       10000
6/04                                                      11112                       11019                       10657
6/05                                                      12396                       12334                       11581
6/06                                                      14477                       14608                       12619
6/07                                                      17012                       18334                       14621

* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
**   Commencement of operations.
+ The Fund invests primarily in a portfolio of equity and fixed-income securities of U.S. and foreign issuers.
++ This unmanaged market capitalization-weighted Index is comprised of nearly 2000 equities from 24 countries in 12 regions, including the United States. The starting date for the Index in the Class II and Class III Shares' graph is from 11/30/03.
+++ The unmanaged Reference Portfolio is a weighted index comprised of 36% of the unmanaged S&P 500 Index, 24% Financial Times/Standard & Poor's--Actuaries World Index (Ex-US), 24% Merrill Lynch Treasury Index GA05, and 16% Citigroup World Government Bond Index (Ex-US). The starting date for the Index in the Class II and Class III Shares' graph is 11/30/03.

    Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/07                                           +17.82%
--------------------------------------------------------------------------
Five Years Ended 6/30/07                                         +15.06
--------------------------------------------------------------------------
Ten Years Ended 6/30/07                                          + 7.67
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

                                                                 RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/07                                           +17.65%
--------------------------------------------------------------------------
Inception (11/24/03) through 6/30/07                             +16.11
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

                                                                 RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/07                                           +17.51%
--------------------------------------------------------------------------
Inception (11/18/03) through 6/30/07                             +15.83
--------------------------------------------------------------------------

* Average Annual Total Returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

  Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
                    AS OF JUNE 30, 2007                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  + 8.05%        +17.82%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 + 7.98         +17.65
-----------------------------------------------------------------------------------------
Class III Shares*                                                + 7.92         +17.51
-----------------------------------------------------------------------------------------
FTSE World Index**                                               +10.12         +25.51
-----------------------------------------------------------------------------------------
Reference Portfolio***                                           + 5.70         +15.86
-----------------------------------------------------------------------------------------
U.S. Stocks: S&P 500(R) Index****                                + 6.96         +20.59
-----------------------------------------------------------------------------------------
Non-U.S. Stocks: FTSE World Index (Ex-U.S.) Equities*****        +12.74         +29.92
-----------------------------------------------------------------------------------------
U.S. Bonds: ML Treasury Index GA05+                              + 1.22         + 5.30
-----------------------------------------------------------------------------------------
Non-U.S. Bonds: Citigroup World Government Bond Index
  (Ex-U.S.)++                                                    - 0.77         + 2.20
-----------------------------------------------------------------------------------------

* Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.
** This unmanaged market capitalization-weighted Index is comprised of nearly 2000 equities from 24 countries in 12 regions, including the United States.
*** The Reference Portfolio is an unmanaged weighted Index comprised as follows: 36% of the S&P 500 Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup World Government Bond Index (Ex-U.S.).
****  This unmanaged broad-based Index is comprised of common stocks.
***** This unmanaged capitalization-weighted Index is comprised of 1,631 companies in 28 countries, excluding the United States.
+ This unmanaged Index is designed to track the total return of the current coupon five-year U.S. Treasury bond.
++ This unmanaged market capitalization-weighted Index tracks 10 government bond indexes, excluding the United States.

Past results shown should not be considered a representation of future performance.

S&P 500 is a registered trademark of the McGraw-Hill Companies.

--------------------------------------------------------------------------------
SUMMARY OF FUND'S OVERALL ASSET MIX
--------------------------------------------------------------------------------

                                                              PERCENT OF FUND'S   REFERENCE PORTFOLIO+
AS OF 6/30/07                                                    NET ASSETS           PERCENTAGES
------------------------------------------------------------------------------------------------------
U.S. Equities                                                        21.7%*               36.0%
------------------------------------------------------------------------------------------------------
European Equities                                                    12.5*                14.4
------------------------------------------------------------------------------------------------------
Pacific Basin Equities                                               17.5*                 7.4
------------------------------------------------------------------------------------------------------
Other Equities                                                        4.0                  2.2
------------------------------------------------------------------------------------------------------
TOTAL EQUITIES                                                       55.7                 60.0
------------------------------------------------------------------------------------------------------
U.S. Dollar-Denominated Fixed Income Securities                      22.3                 24.0
------------------------------------------------------------------------------------------------------
  U.S. Issuer                                                        19.2                   --
------------------------------------------------------------------------------------------------------
  Non-U.S. Issuer                                                     3.1                   --
------------------------------------------------------------------------------------------------------
Non-U.S. Dollar-Denominated Fixed Income Securities                   7.2                 16.0
------------------------------------------------------------------------------------------------------
TOTAL FIXED INCOME SECURITIES                                        29.5                 40.0
------------------------------------------------------------------------------------------------------
CASH & CASH EQUIVALENTS                                              14.8**                 --
------------------------------------------------------------------------------------------------------

*  Includes value of financial futures contracts.
** Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.
+ The unmanaged Reference Portfolio is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup World Government Bond Index (Ex-U.S.).

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2007 and held through June 30, 2007), is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                    EXPENSES PAID
                                                                BEGINNING           ENDING        DURING THE PERIOD*
                                                              ACCOUNT VALUE     ACCOUNT VALUE     JANUARY 1, 2007 TO
                                                             JANUARY 1, 2007    JUNE 30, 2007       JUNE 30, 2007
--------------------------------------------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------------------------------------------
Class I                                                          $1,000           $1,080.50             $3.94
--------------------------------------------------------------------------------------------------------------------
Class II                                                         $1,000           $1,079.80             $4.72
--------------------------------------------------------------------------------------------------------------------
Class III                                                        $1,000           $1,079.20             $5.24
--------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
--------------------------------------------------------------------------------------------------------------------
Class I                                                          $1,000           $1,021.11             $3.83
--------------------------------------------------------------------------------------------------------------------
Class II                                                         $1,000           $1,020.36             $4.58
--------------------------------------------------------------------------------------------------------------------
Class III                                                        $1,000           $1,019.86             $5.09
--------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.76% for Class I, .91% for Class II and 1.01% for Class
    III), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2007 (unaudited)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                         INDUSTRY              HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
AUSTRALIA--1.1%          BEVERAGES--0.0%                 47,600    Coca-Cola Amatil Ltd. ...........  $    384,312
                         -----------------------------------------------------------------------------------------
                         CAPITAL MARKETS--0.2%           21,100    Macquarie Bank Ltd. .............     1,515,513
                         -----------------------------------------------------------------------------------------
                         COMMERCIAL BANKS--0.0%          13,713    National Australia Bank Ltd. ....       476,563
                         -----------------------------------------------------------------------------------------
                         METALS & MINING--0.5%           59,000    BHP Billiton Ltd. ...............     1,762,963
                                                         21,000    Newcrest Mining Ltd. ............       405,304
                                                         17,000    Rio Tinto Ltd. ..................     1,418,101
                                                         45,400    Zinifex Ltd. ....................       719,982
                                                                                                      ------------
                                                                                                         4,306,350
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE           20,000    Woodside Petroleum Ltd. .........       773,155
                         FUELS--0.1%
                         -----------------------------------------------------------------------------------------
                         PAPER & FOREST                  72,800    Great Southern Plantations
                         PRODUCTS--0.0%                              Ltd. ..........................       184,675
                         -----------------------------------------------------------------------------------------
                         TRANSPORTATION                 108,000    Macquarie Airports Group.........       369,061
                         INFRASTRUCTURE--0.3%
                                                        363,900    Macquarie Infrastructure Group...     1,108,407
                                                        124,596    Transurban Group.................       844,767
                                                                                                      ------------
                                                                                                         2,322,235
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN
                                                                     AUSTRALIA......................     9,962,803
------------------------------------------------------------------------------------------------------------------
AUSTRIA--0.0%            DIVERSIFIED                      5,900    Telekom Austria AG...............       146,926
                         TELECOMMUNICATION
                         SERVICES--0.0%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN AUSTRIA...       146,926
------------------------------------------------------------------------------------------------------------------
BELGIUM--0.1%            HEALTH CARE                     30,980    AGFA-Gevaert NV..................       799,138
                         TECHNOLOGY--0.1%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN BELGIUM...       799,138
------------------------------------------------------------------------------------------------------------------
BRAZIL--1.9%             COMMERCIAL BANKS--0.1%          19,000    Banco Bradesco SA................       458,305
                                                          4,200    Uniao de Bancos Brasileiros
                                                                     SA(i)..........................       474,054
                                                                                                      ------------
                                                                                                           932,359
                         -----------------------------------------------------------------------------------------
                         CONSTRUCTION &                  29,500    Obrascon Huarte Lain Brasil SA...       556,661
                         ENGINEERING--0.1%
                         -----------------------------------------------------------------------------------------
                         ELECTRIC                        21,300    Cia Energetica de Minas
                         UTILITIES--0.0%                             Gerais(i)......................       449,429
                         -----------------------------------------------------------------------------------------
                         FOOD & STAPLES               6,840,400    Cia Brasileira de Distribuicao
                         RETAILING--0.0%                             Grupo Pao de Acucar............       265,814
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.1%             26,400    Cosan SA Industria e
                                                                     Comercio(j)....................       433,841
                                                         72,000    SLC Agricola SA(j)...............       528,149
                                                                                                      ------------
                                                                                                           961,990
                         -----------------------------------------------------------------------------------------
                         HOUSEHOLD                       38,000    Gafisa SA........................       592,753
                         DURABLES--0.1%
                         -----------------------------------------------------------------------------------------
                         LEISURE EQUIPMENT &             36,900    Localiza Rent A Car SA...........       416,248
                         PRODUCTS--0.0%
                         -----------------------------------------------------------------------------------------
                         METALS & MINING--0.2%           38,000    Companhia Vale do Rio Doce
                                                                     (Preference 'A' Shares)(i).....     1,432,600
                                                         13,600    Usinas Siderurgicas de Minas
                                                                     Gerais SA (Preference 'A'
                                                                     Shares)........................       774,826
                                                                                                      ------------
                                                                                                         2,207,426
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE           38,400    Petroleo Brasileiro SA(i)........     4,656,768
                         FUELS--0.9%
                                                         33,700    Petroleo Brasileiro SA(i)(m).....     3,595,116
                                                                                                      ------------
                                                                                                         8,251,884
                         -----------------------------------------------------------------------------------------
                         ROAD & RAIL--0.1%               67,000    All America Latina Logistica
                                                                     SA.............................       912,089
                         -----------------------------------------------------------------------------------------
                         SOFTWARE--0.1%                  41,900    Datasul..........................       543,026
                         -----------------------------------------------------------------------------------------
                         WATER UTILITIES--0.1%           30,900    Companhia de Saneamento de Minas
                                                                     Gerais.........................       462,938
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                         INDUSTRY              HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
BRAZIL
(CONCLUDED)
                         WIRELESS                       115,000    Vivo Participacoes SA(i)(m)......  $    576,150
                         TELECOMMUNICATION
                         SERVICES--0.1%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN BRAZIL....    17,128,767
------------------------------------------------------------------------------------------------------------------
CANADA--1.1%             COMMUNICATIONS                  34,300    Nortel Networks Corp.(j).........       824,915
                         EQUIPMENT--0.1%
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED                        900    BCE, Inc. .......................        34,010
                         TELECOMMUNICATION
                         SERVICES--0.0%
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.1%             45,400    Saskatchewan Wheat Pool(j).......       468,383
                         -----------------------------------------------------------------------------------------
                         INSURANCE--0.0%                    600    Sun Life Financial, Inc. ........        28,649
                         -----------------------------------------------------------------------------------------
                         METALS & MINING--0.3%          101,800    Alamos Gold, Inc.(j).............       525,604
                                                         19,286    Barrick Gold Corp. ..............       560,644
                                                        160,285    Kinross Gold Corp.(j)............     1,864,286
                                                        160,000    Peak Gold Ltd.(j)................        99,132
                                                                                                      ------------
                                                                                                         3,049,666
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE            6,800    Canadian Natural Resources
                         FUELS--0.3%                                 Ltd. ..........................       451,180
                                                         18,200    Petro-Canada Inc. ...............       969,585
                                                         11,200    Suncor Energy, Inc.(i)...........     1,007,104
                                                         13,800    Talisman Energy, Inc. ...........       266,867
                                                                                                      ------------
                                                                                                         2,694,736
                         -----------------------------------------------------------------------------------------
                         ROAD & RAIL--0.3%               30,000    Canadian Pacific Railway Ltd. ...     2,071,908
                                                         13,900    Canadian Pacific Railway Ltd.
                                                                     (USD)..........................       956,598
                                                                                                      ------------
                                                                                                         3,028,506
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN CANADA....    10,128,865
------------------------------------------------------------------------------------------------------------------
CHILE--0.1%              COMMERCIAL BANKS--0.1%          15,800    Banco Santander Chile SA(i)......       782,732
                         -----------------------------------------------------------------------------------------
                         ELECTRIC                        20,000    Enersis SA(i)....................       401,000
                         UTILITIES--0.0%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN CHILE.....     1,183,732
------------------------------------------------------------------------------------------------------------------
CHINA--2.0%              AUTOMOBILES--0.0%              494,000    Denway Motors Ltd. ..............       233,747
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED                     17,100    China Communications Services
                         TELECOMMUNICATION                           Corp. Ltd.(j)..................        12,627
                         SERVICES--0.0%
                         -----------------------------------------------------------------------------------------
                         ELECTRICAL                   1,391,400    Shanghai Electric Group Corp. ...       626,811
                         EQUIPMENT--0.1%
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.1%          1,234,700    Chaoda Modern Agriculture
                                                                     Holdings Ltd. .................       954,269
                         -----------------------------------------------------------------------------------------
                         INDUSTRIAL                   1,388,378    Beijing Enterprises Holdings
                         CONGLOMERATES--0.8%                         Ltd. ..........................     5,269,148
                                                        139,300    Shanghai Industrial Holdings
                                                                     Ltd. ..........................       534,383
                                                        901,000    Tianjin Development Holdings
                                                                     Ltd. ..........................       980,875
                                                                                                      ------------
                                                                                                         6,784,406
                         -----------------------------------------------------------------------------------------
                         INSURANCE--0.1%                 10,932    China Life Insurance Co.
                                                                     Ltd.(i)........................       586,774
                                                         81,100    Ping An Insurance Group Co. of
                                                                     China Ltd. ....................       572,921
                                                                                                      ------------
                                                                                                         1,159,695
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE        1,033,100    China Shenhua Energy Co. Ltd.
                         FUELS--0.7%                                 Class H........................     3,604,862
                                                      1,773,500    Yanzhou Coal Mining Co. Ltd. ....     2,700,070
                                                                                                      ------------
                                                                                                         6,304,932
                         -----------------------------------------------------------------------------------------
                         TRANSPORTATION                 248,100    Hainan Meilan International
                         INFRASTRUCTURE--0.1%                        Airport Co., Ltd.(j)...........       253,147
                                                        220,000    Jiangsu Express..................       222,260
                                                        991,200    Xiamen International Port Co.
                                                                     Ltd. ..........................       392,866
                                                                                                      ------------
                                                                                                           868,273
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                         INDUSTRY              HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
CHINA
(CONCLUDED)
                         WIRELESS                        89,000    China Mobile Ltd. ...............  $    957,553
                         TELECOMMUNICATION
                         SERVICES--0.1%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN CHINA.....    17,902,313
------------------------------------------------------------------------------------------------------------------
DENMARK--0.2%            COMMERCIAL BANKS--0.2%          32,259    Danske Bank A/S..................     1,319,142
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN DENMARK...     1,319,142
------------------------------------------------------------------------------------------------------------------
FINLAND--0.1%            ELECTRIC                        41,995    Fortum Oyj.......................     1,312,238
                         UTILITIES--0.1%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN FINLAND...     1,312,238
------------------------------------------------------------------------------------------------------------------
FRANCE--1.7%             AEROSPACE &                     30,300    European Aeronautic Defense and
                         DEFENSE--0.1%                               Space Co. .....................       983,348
                         -----------------------------------------------------------------------------------------
                         AUTOMOBILES--0.3%               14,811    Renault SA.......................     2,375,523
                         -----------------------------------------------------------------------------------------
                         COMMERCIAL BANKS--0.2%          10,534    Societe Generale SA..............     1,951,723
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED                     43,500    France Telecom SA................     1,193,050
                         TELECOMMUNICATION
                         SERVICES--0.1%
                         -----------------------------------------------------------------------------------------
                         ELECTRIC                        18,594    Electricite de France SA.........     2,009,698
                         UTILITIES--0.2%
                         -----------------------------------------------------------------------------------------
                         INSURANCE--0.2%                 41,742    AXA SA...........................     1,794,308
                         -----------------------------------------------------------------------------------------
                         MACHINERY--0.2%                  4,992    Vallourec SA.....................     1,596,072
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE           35,185    Total SA.........................     2,852,737
                         FUELS--0.3%
                         -----------------------------------------------------------------------------------------
                         PHARMACEUTICALS--0.1%            8,664    Sanofi-Aventis...................       699,941
                         -----------------------------------------------------------------------------------------
                         SOFTWARE--0.0%                 451,200    Infogrames Entertainment SA(j)...       140,456
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN FRANCE....    15,596,856
------------------------------------------------------------------------------------------------------------------
GERMANY--2.0%            AIR FREIGHT &                   49,356    Deutsche Post AG.................     1,603,711
                         LOGISTICS--0.2%
                         -----------------------------------------------------------------------------------------
                         AUTOMOBILES--0.4%               22,505    Bayerische Motoren Werke AG......     1,459,012
                                                         20,012    DaimlerChrysler AG...............     1,851,350
                                                                                                      ------------
                                                                                                         3,310,362
                         -----------------------------------------------------------------------------------------
                         CHEMICALS--0.3%                 31,493    Bayer AG.........................     2,384,578
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED                     95,878    Deutsche Telekom AG..............     1,772,307
                         TELECOMMUNICATION
                         SERVICES--0.2%
                         -----------------------------------------------------------------------------------------
                         ELECTRIC                        11,469    E.ON AG..........................     1,925,740
                         UTILITIES--0.2%
                         -----------------------------------------------------------------------------------------
                         INDUSTRIAL                      18,722    Siemens AG.......................     2,694,168
                         CONGLOMERATES--0.3%
                         -----------------------------------------------------------------------------------------
                         INSURANCE--0.2%                  9,369    Allianz AG Registered Shares.....     2,197,358
                         -----------------------------------------------------------------------------------------
                         MULTI-UTILITIES--0.2%           17,084    RWE AG...........................     1,823,354
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN GERMANY...    17,711,578
------------------------------------------------------------------------------------------------------------------
HONG KONG--0.7%          COMMERCIAL BANKS--0.1%          45,000    HSBC Holdings Plc Hong Kong
                                                                     Registered.....................       822,887
                         -----------------------------------------------------------------------------------------
                         COMPUTERS &                  1,104,000    Lenovo Group Ltd. ...............       651,104
                         PERIPHERALS--0.0%
                         -----------------------------------------------------------------------------------------
                         ELECTRIC                       204,600    Cheung Kong Infrastructure
                         UTILITIES--0.1%                             Holdings Ltd. .................       754,920
                         -----------------------------------------------------------------------------------------
                         INDUSTRIAL                     158,690    Hutchison Whampoa Ltd. ..........     1,575,323
                         CONGLOMERATES--0.2%
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                         INDUSTRY              HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
HONG KONG
(CONCLUDED)
                         REAL ESTATE MANAGEMENT          73,000    Cheung Kong Holdings Ltd. .......  $    956,561
                         & DEVELOPMENT--0.3%
                                                         90,500    Sun Hung Kai Properties Ltd. ....     1,088,955
                                                        181,100    Wharf Holdings Ltd. .............       723,299
                                                                                                      ------------
                                                                                                         2,768,815
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN HONG
                                                                   KONG.............................     6,573,049
------------------------------------------------------------------------------------------------------------------
HUNGARY--0.1%            OIL, GAS & CONSUMABLE            8,742    Mol Magyar Olaj-es Gazipari
                         FUELS--0.1%                                 Rt.............................     1,317,220
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN HUNGARY...     1,317,220
------------------------------------------------------------------------------------------------------------------
INDIA--2.2%              AUTOMOBILES--0.1%                7,500    Bajaj Auto Ltd. .................       394,656
                                                         38,345    Tata Motors Ltd. ................       631,535
                                                                                                      ------------
                                                                                                         1,026,191
                         -----------------------------------------------------------------------------------------
                         COMMERCIAL BANKS--0.1%          44,300    Karnataka Bank Ltd. .............       190,458
                                                         29,550    State Bank of India Ltd. ........     1,108,808
                                                                                                      ------------
                                                                                                         1,299,266
                         -----------------------------------------------------------------------------------------
                         CONSTRUCTION &                   9,100    Larsen & Toubro Ltd. ............       491,704
                         ENGINEERING--0.1%
                         -----------------------------------------------------------------------------------------
                         CONSTRUCTION                   214,295    Gujarat Ambuja Cements Ltd. .....       656,468
                         MATERIALS--0.1%
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED FINANCIAL           10,005    Reliance Capital Ltd. ...........       267,853
                         SERVICES--0.0%
                         -----------------------------------------------------------------------------------------
                         ELECTRIC                        13,897    Reliance Energy Ltd. ............       209,415
                         UTILITIES--0.0%
                         -----------------------------------------------------------------------------------------
                         HOUSEHOLD                       20,000    Hindustan Lever Ltd. ............        92,824
                         PRODUCTS--0.0%
                         -----------------------------------------------------------------------------------------
                         IT SERVICES--0.1%               20,052    Infosys Technologies Ltd. .......       948,991
                         -----------------------------------------------------------------------------------------
                         INDEPENDENT POWER              247,600    Reliance Natural Resources
                         PRODUCERS & ENERGY                          Ltd.(j)........................       236,988
                         TRADERS--0.0%
                         -----------------------------------------------------------------------------------------
                         MEDIA--0.3%                    170,193    Wire and Wireless India
                                                                     Ltd.(j)........................       265,644
                                                        153,888    Zee News Ltd.(j).................       173,623
                                                        275,387    Zee Telefilms Ltd. ..............     2,011,778
                                                                                                      ------------
                                                                                                         2,451,045
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE           14,300    Hindustan Petroleum Corp. .......        94,990
                         FUELS--0.9%
                                                        202,000    Reliance Industries Ltd. ........     8,455,577
                                                                                                      ------------
                                                                                                         8,550,567
                         -----------------------------------------------------------------------------------------
                         PHARMACEUTICALS--0.0%           10,700    Wockhardt Ltd. ..................       101,343
                         -----------------------------------------------------------------------------------------
                         ROAD & RAIL--0.1%               20,000    Container Corp. of India.........     1,142,464
                         -----------------------------------------------------------------------------------------
                         THRIFTS & MORTGAGE              26,000    Housing Development Finance
                         FINANCE--0.2%                               Corp. .........................     1,298,155
                         -----------------------------------------------------------------------------------------
                         WIRELESS                       102,500    Reliance Communication Ventures
                         TELECOMMUNICATION                           Ltd. ..........................     1,300,919
                         SERVICES--0.2%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN INDIA.....    20,074,193
------------------------------------------------------------------------------------------------------------------
IRELAND--0.3%            COMMERCIAL BANKS--0.1%          43,474    Allied Irish Banks Plc...........     1,187,576
                         -----------------------------------------------------------------------------------------
                         CONSTRUCTION                    33,202    CRH Plc..........................     1,640,816
                         MATERIALS--0.2%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN IRELAND...     2,828,392
------------------------------------------------------------------------------------------------------------------
ISRAEL--0.3%             COMMUNICATIONS                 189,000    ECI Telecom Ltd.(i)(j)...........     1,729,350
                         EQUIPMENT--0.2%
                         -----------------------------------------------------------------------------------------
                         PHARMACEUTICALS--0.1%           13,681    Teva Pharmaceutical Industries
                                                                     Ltd.(i)........................       564,341
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                         INDUSTRY              HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
ISRAEL
(CONCLUDED)
                         SOFTWARE--0.0%                  12,832    Ectel Ltd.(i)(j).................  $     41,961
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN ISRAEL....     2,335,652
------------------------------------------------------------------------------------------------------------------
ITALY--0.6%              COMMERCIAL BANKS--0.4%         216,511    Banca Intesa SpA.................     1,614,249
                                                        192,923    UniCredito Italiano SpA..........     1,722,852
                                                                                                      ------------
                                                                                                         3,337,101
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE           59,091    Eni SpA..........................     2,142,487
                         FUELS--0.2%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN ITALY.....     5,479,588
------------------------------------------------------------------------------------------------------------------
JAPAN--6.5%              AUTO COMPONENTS--0.1%           23,900    Toyota Industries Corp. .........     1,110,467
                         -----------------------------------------------------------------------------------------
                         AUTOMOBILES--0.3%               13,600    Honda Motor Co., Ltd. ...........       493,847
                                                         86,300    Suzuki Motor Corp. ..............     2,450,748
                                                                                                      ------------
                                                                                                         2,944,595
                         -----------------------------------------------------------------------------------------
                         BEVERAGES--0.4%                 67,295    Coca-Cola West Holdings Co.,
                                                                     Ltd. ..........................     1,563,085
                                                         15,000    Hokkaido Coca-Cola Bottling Co.,
                                                                     Ltd. ..........................        87,604
                                                         62,400    Kirin Holdings Co., Ltd. ........       933,405
                                                         57,100    Mikuni Coca-Cola Bottling Co.,
                                                                     Ltd. ..........................       592,182
                                                                                                      ------------
                                                                                                         3,176,276
                         -----------------------------------------------------------------------------------------
                         BUILDING PRODUCTS--0.1%         57,900    Asahi Glass Co., Ltd. ...........       780,691
                                                          5,600    Daikin Industries Ltd. ..........       203,969
                                                                                                      ------------
                                                                                                           984,660
                         -----------------------------------------------------------------------------------------
                         CAPITAL MARKETS--0.0%           22,000    Nomura Holdings, Inc. ...........       427,314
                         -----------------------------------------------------------------------------------------
                         CHEMICALS--0.4%                132,500    Mitsubishi Rayon Co., Ltd. ......       943,773
                                                         24,000    Shin-Etsu Chemical Co., Ltd. ....     1,713,542
                                                        193,000    Sumitomo Chemical Co., Ltd. .....     1,295,109
                                                                                                      ------------
                                                                                                         3,952,424
                         -----------------------------------------------------------------------------------------
                         COMMERCIAL BANKS--0.3%          62,714    The Bank of Yokohama Ltd. .......       439,235
                                                        111,830    Fukuoka Financial Group, Inc. ...       739,327
                                                        135,900    Shinsei Bank Ltd. ...............       549,244
                                                            105    Sumitomo Mitsui Financial Group,
                                                                     Inc. ..........................       978,853
                                                                                                      ------------
                                                                                                         2,706,659
                         -----------------------------------------------------------------------------------------
                         CONSTRUCTION &                  64,000    JGC Corp. .......................     1,199,269
                         ENGINEERING--0.4%
                                                         65,000    Kinden Corp. ....................       564,366
                                                        186,500    Okumura Corp. ...................       954,460
                                                         80,900    Toda Corp. ......................       430,119
                                                                                                      ------------
                                                                                                         3,148,214
                         -----------------------------------------------------------------------------------------
                         CONSUMER FINANCE--0.1%          27,000    Credit Saison Co., Ltd. .........       702,744
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED FINANCIAL            2,150    NCB Holdings Ltd.(j).............       204,250
                         SERVICES--0.4%
                                                        141,300    RHJ International(j).............     2,792,150
                                                         46,600    RHJ International(a)(i)(j).......       920,836
                                                                                                      ------------
                                                                                                         3,917,236
                         -----------------------------------------------------------------------------------------
                         ELECTRONIC EQUIPMENT &          18,100    Murata Manufacturing Co.,
                         INSTRUMENTS--0.2%                           Ltd. ..........................     1,361,853
                         -----------------------------------------------------------------------------------------
                         FOOD & STAPLES                  11,000    Ministop Co., Ltd. ..............       211,752
                         RETAILING--0.2%
                                                         50,000    Seven & I Holdings Co. Ltd. .....     1,429,269
                                                                                                      ------------
                                                                                                         1,641,021
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                         INDUSTRY              HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
JAPAN
(CONCLUDED)
                         FOOD PRODUCTS--0.1%             69,000    Ajinomoto Co., Inc. .............  $    794,758
                                                         14,000    House Foods Corp. ...............       214,883
                                                                                                      ------------
                                                                                                         1,009,641
                         -----------------------------------------------------------------------------------------
                         GAS UTILITIES--0.2%            295,100    Tokyo Gas Co., Ltd. .............     1,399,315
                         -----------------------------------------------------------------------------------------
                         HOUSEHOLD                       10,000    Rinnai Corp. ....................       311,781
                         DURABLES--0.1%
                                                         51,000    Sekisui House Ltd. ..............       679,806
                                                                                                      ------------
                                                                                                           991,587
                         -----------------------------------------------------------------------------------------
                         INSURANCE--1.5%                327,600    Aioi Insurance Co., Ltd. ........     2,131,093
                                                        115,100    Millea Holdings, Inc. ...........     4,732,022
                                                        308,000    Mitsui Sumitomo Insurance Co.,
                                                                     Ltd. ..........................     3,951,559
                                                        291,400    Nipponkoa Insurance Co., Ltd. ...     2,623,167
                                                                                                      ------------
                                                                                                        13,437,841
                         -----------------------------------------------------------------------------------------
                         MACHINERY--0.1%                 96,700    Kubota Corp. ....................       781,663
                                                          2,400    Tadano Ltd. .....................        35,766
                                                                                                      ------------
                                                                                                           817,429
                         -----------------------------------------------------------------------------------------
                         MEDIA--0.1%                     59,500    Toho Co., Ltd. ..................     1,077,450
                         -----------------------------------------------------------------------------------------
                         OFFICE                          33,450    Canon, Inc. .....................     1,961,609
                         ELECTRONICS--0.2%
                         -----------------------------------------------------------------------------------------
                         PHARMACEUTICALS--0.4%           45,000    Takeda Pharmaceutical Co.,
                                                                     Ltd. ..........................     2,907,065
                                                         54,000    Tanabe Seiyaku Co., Ltd. ........       642,046
                                                                                                      ------------
                                                                                                         3,549,111
                         -----------------------------------------------------------------------------------------
                         REAL ESTATE MANAGEMENT             263    Marco Polo Investment Holdings
                         & DEVELOPMENT--0.2%                         Ltd.(j)........................       220,500
                                                            660    NTT Urban Development Co. .......     1,277,983
                                                                                                      ------------
                                                                                                         1,498,483
                         -----------------------------------------------------------------------------------------
                         ROAD & RAIL--0.1%                  165    East Japan Railway Co. ..........     1,271,360
                         -----------------------------------------------------------------------------------------
                         SPECIALTY RETAIL--0.0%           1,300    Shimachu Co., Ltd. ..............        34,956
                         -----------------------------------------------------------------------------------------
                         TOBACCO--0.1%                      225    Japan Tobacco, Inc. .............     1,109,080
                         -----------------------------------------------------------------------------------------
                         TRADING COMPANIES &             82,000    Mitsubishi Corp. ................     2,148,567
                         DISTRIBUTORS--0.2%
                         -----------------------------------------------------------------------------------------
                         WIRELESS                         1,420    NTT DoCoMo, Inc. ................     2,245,870
                         TELECOMMUNICATION
                         SERVICES--0.3%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN JAPAN.....    58,625,762
------------------------------------------------------------------------------------------------------------------
MALAYSIA--0.6%           DIVERSIFIED                    160,000    Telekom Malaysia Bhd.............       478,035
                         TELECOMMUNICATION
                         SERVICES--0.1%
                         -----------------------------------------------------------------------------------------
                         ELECTRIC                       551,203    Tenaga Nasional Bhd..............     1,823,210
                         UTILITIES--0.2%
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.2%          1,174,545    IOI Corp. Bhd....................     1,772,622
                         -----------------------------------------------------------------------------------------
                         TOBACCO--0.1%                   50,000    British American Tobacco Malaysia
                                                                     Bhd............................       651,671
                         -----------------------------------------------------------------------------------------
                         TRANSPORTATION                 189,600    PLUS Expressways Bhd.............       176,060
                         INFRASTRUCTURE--0.0%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN MALAYSIA..     4,901,598
------------------------------------------------------------------------------------------------------------------
MEXICO--0.3%             BEVERAGES--0.1%                 27,300    Fomento Economico Mexicano, SA de
                                                                     CV(i)..........................     1,073,436
                         -----------------------------------------------------------------------------------------
                         MEDIA--0.2%                     63,700    Grupo Televisa, SA(i)............     1,758,757
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN MEXICO....     2,832,193
------------------------------------------------------------------------------------------------------------------
NETHERLANDS--0.2%        METALS & MINING--0.2%           24,186    Arcelor Mittal...................     1,510,481
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN THE
                                                                   NETHERLANDS......................     1,510,481
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                         INDUSTRY              HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
NEW ZEALAND--0.1%        DIVERSIFIED                    113,800    Telecom Corp. of New Zealand
                         TELECOMMUNICATION                           Ltd. ..........................  $    399,164
                         SERVICES--0.1%
                         -----------------------------------------------------------------------------------------
                         ELECTRIC                        57,000    Contact Energy Ltd. .............       395,802
                         UTILITIES--0.0%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN NEW
                                                                   ZEALAND..........................       794,966
------------------------------------------------------------------------------------------------------------------
NORWAY--0.3%             DIVERSIFIED                     16,800    Telenor ASA......................       328,388
                         TELECOMMUNICATION
                         SERVICES--0.0%
                         -----------------------------------------------------------------------------------------
                         INDUSTRIAL                      35,946    Orkla ASA........................       677,758
                         CONGLOMERATES--0.1%
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE           63,436    Statoil ASA......................     1,968,152
                         FUELS--0.2%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN NORWAY....     2,974,298
------------------------------------------------------------------------------------------------------------------
PERU--0.1%               METALS & MINING--0.1%            4,200    Southern Copper Corp.(m).........       395,892
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN PERU......       395,892
------------------------------------------------------------------------------------------------------------------
SINGAPORE--1.2%          COMMERCIAL BANKS--0.1%         135,800    Oversea-Chinese Banking Corp. ...       811,812
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED                  1,127,230    Singapore Telecommunications
                         TELECOMMUNICATION                           Ltd. ..........................     2,506,984
                         SERVICES--0.3%
                         -----------------------------------------------------------------------------------------
                         HEALTH CARE PROVIDERS &        396,000    Parkway Holdings Ltd. ...........     1,036,746
                         SERVICES--0.1%
                         -----------------------------------------------------------------------------------------
                         INDUSTRIAL                     344,000    Fraser and Neave Ltd. ...........     1,226,235
                         CONGLOMERATES--0.4%
                                                        316,000    Keppel Corp. Ltd. ...............     2,585,051
                                                                                                      ------------
                                                                                                         3,811,286
                         -----------------------------------------------------------------------------------------
                         REAL ESTATE MANAGEMENT         258,625    CapitaLand Ltd. .................     1,370,214
                         & DEVELOPMENT--0.2%
                                                         99,329    Keppel Land Ltd. ................       569,270
                                                                                                      ------------
                                                                                                         1,939,484
                         -----------------------------------------------------------------------------------------
                         TRADING COMPANIES &            205,467    Noble Group Ltd. ................       231,454
                         DISTRIBUTORS--0.0%
                         -----------------------------------------------------------------------------------------
                         WIRELESS                       488,430    MobileOne Ltd. ..................       702,123
                         TELECOMMUNICATION
                         SERVICES--0.1%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN
                                                                   SINGAPORE........................    11,039,889
------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA--0.1%       METALS & MINING--0.1%           26,700    Gold Fields Ltd.(i)..............       419,190
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE            7,300    Sasol Ltd. ......................       274,071
                         FUELS--0.0%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN SOUTH
                                                                   AFRICA...........................       693,261
------------------------------------------------------------------------------------------------------------------
SOUTH KOREA--2.2%        CHEMICALS--0.1%                 27,100    Samsung Fine Chemicals Co.,
                                                                     Ltd. ..........................     1,051,154
                         -----------------------------------------------------------------------------------------
                         COMMERCIAL BANKS--0.2%          21,700    Daegu Bank.......................       379,531
                                                          8,400    Hana Financial Group, Inc. ......       408,825
                                                         10,100    Kookmin Bank.....................       885,857
                                                         28,100    Pusan Bank.......................       405,193
                                                                                                      ------------
                                                                                                         2,079,406
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED                     94,000    KT Corp.(i)......................     2,205,240
                         TELECOMMUNICATION
                         SERVICES--0.2%
                         -----------------------------------------------------------------------------------------
                         ELECTRIC                        31,200    Korea Electric Power Corp. ......     1,378,099
                         UTILITIES--0.2%
                         -----------------------------------------------------------------------------------------
                         ELECTRICAL                      16,000    LS Cable Ltd. ...................     1,120,830
                         EQUIPMENT--0.1%
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                         INDUSTRY              HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
SOUTH KOREA
(CONCLUDED)
                         ELECTRONIC EQUIPMENT &          23,000    Fine DNC Co., Ltd. ..............  $    124,230
                         INSTRUMENTS--0.0%
                                                         20,500    Interflex Co., Ltd. .............       132,191
                                                                                                      ------------
                                                                                                           256,421
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.2%              9,900    CJ Corp. ........................     1,198,642
                                                          1,100    Nong Shim Co., Ltd. .............       312,581
                                                                                                      ------------
                                                                                                         1,511,223
                         -----------------------------------------------------------------------------------------
                         HOTELS, RESTAURANTS &           97,918    Paradise Co. Ltd. ...............       419,533
                         LEISURE--0.1%
                         -----------------------------------------------------------------------------------------
                         INSURANCE--0.2%                 15,900    Dongbu Insurance Co., Ltd. ......       532,084
                                                         58,000    Korean Reinsurance Co. ..........       903,862
                                                         59,600    Meritz Fire & Marine Insurance
                                                                     Co. Ltd. ......................       580,875
                                                                                                      ------------
                                                                                                         2,016,821
                         -----------------------------------------------------------------------------------------
                         METALS & MINING--0.5%            2,887    POSCO............................     1,386,002
                                                         27,500    POSCO(i).........................     3,300,000
                                                                                                      ------------
                                                                                                         4,686,002
                         -----------------------------------------------------------------------------------------
                         MULTILINE RETAIL--0.0%           9,400    Lotte Shopping Co.(a)(i).........       183,136
                         -----------------------------------------------------------------------------------------
                         TEXTILES, APPAREL &             11,053    Cheil Industries, Inc. ..........       530,126
                         LUXURY GOODS--0.1%
                         -----------------------------------------------------------------------------------------
                         TOBACCO--0.2%                   26,900    KT&G Corp. ......................     1,892,352
                         -----------------------------------------------------------------------------------------
                         WIRELESS                         3,300    SK Telecom Co., Ltd. ............       759,636
                         TELECOMMUNICATION
                         SERVICES--0.1%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN SOUTH
                                                                   KOREA............................    20,089,979
------------------------------------------------------------------------------------------------------------------
SPAIN--0.5%              COMMERCIAL BANKS--0.4%          75,318    Banco Bilbao Vizcaya Argentaria
                                                                     SA.............................     1,841,894
                                                        112,067    Banco Santander Central Hispano
                                                                     SA.............................     2,060,014
                                                                                                      ------------
                                                                                                         3,901,908
                         -----------------------------------------------------------------------------------------
                         TRANSPORTATION                  23,625    Cintra Concesiones de
                         INFRASTRUCTURE--0.1%                        Infraestructuras de Transporte
                                                                     SA.............................       375,348
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN SPAIN.....     4,277,256
------------------------------------------------------------------------------------------------------------------
SWEDEN--0.2%             DIVERSIFIED FINANCIAL           65,651    Investor AB......................     1,694,661
                         SERVICES--0.2%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN SWEDEN....     1,694,661
------------------------------------------------------------------------------------------------------------------
SWITZERLAND--1.2%        CAPITAL MARKETS--0.4%           25,509    Credit Suisse Group..............     1,810,911
                                                         29,886    UBS AG...........................     1,787,312
                                                                                                      ------------
                                                                                                         3,598,223
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.3%              7,446    Nestle SA Registered Shares......     2,829,283
                         -----------------------------------------------------------------------------------------
                         INSURANCE--0.1%                 11,953    Swiss Reinsurance Registered
                                                                     Shares.........................     1,090,115
                         -----------------------------------------------------------------------------------------
                         PHARMACEUTICALS--0.4%            6,900    Novartis AG(i)...................       386,883
                                                         46,154    Novartis AG Registered Shares....     2,591,113
                                                                                                      ------------
                                                                                                         2,977,996
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN
                                                                   SWITZERLAND......................    10,495,617
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                         INDUSTRY              HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
TAIWAN--0.8%             COMMERCIAL BANKS--0.1%         662,320    Chinatrust Financial Holding
                                                                     Co. ...........................  $    515,905
                                                        703,337    SinoPac Financial Holdings Co.,
                                                                     Ltd. ..........................       335,701
                                                        557,943    Taishin Financial Holdings Co.,
                                                                     Ltd.(j)........................       307,878
                                                                                                      ------------
                                                                                                         1,159,484
                         -----------------------------------------------------------------------------------------
                         CONSTRUCTION                 1,111,871    Taiwan Cement Corp. .............     1,288,172
                         MATERIALS--0.1%
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED FINANCIAL          498,500    Fubon Financial Holding Co.
                         SERVICES--0.1%                              Ltd. ..........................       455,032
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED                    198,040    Chunghwa Telecom Co. Ltd. .......       376,729
                         TELECOMMUNICATION
                         SERVICES--0.2%

                                                         91,776    Chunghwa Telecom Co. Ltd.(i).....     1,730,895
                                                                                                      ------------
                                                                                                         2,107,624
                         -----------------------------------------------------------------------------------------
                         ELECTRONIC EQUIPMENT &         359,322    Delta Electronics, Inc. .........     1,414,629
                         INSTRUMENTS--0.2%
                         -----------------------------------------------------------------------------------------
                         INSURANCE--0.1%                376,059    Cathay Financial Holding Co.,
                                                                     Ltd. ..........................       897,713
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN TAIWAN....     7,322,654
------------------------------------------------------------------------------------------------------------------
THAILAND--0.6%           COMMERCIAL BANKS--0.1%         566,100    Siam Commercial Bank PCL.........     1,196,967
                         -----------------------------------------------------------------------------------------
                         CONSTRUCTION                   106,000    Siam Cement PCL Foreign Shares...       823,060
                         MATERIALS--0.1%
                         -----------------------------------------------------------------------------------------
                         ELECTRONIC EQUIPMENT &         547,800    Hana Microelectronics PCL........       448,236
                         INSTRUMENTS--0.1%
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.0%            197,800    Thai Union Frozen Products PCL
                                                                     Foreign Shares.................       141,590
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE          269,300    PTT Exploration & Production
                         FUELS--0.3%                                 PCL............................       842,416
                                                        188,500    PTT PCL..........................     1,474,149
                                                                                                      ------------
                                                                                                         2,316,565
                         -----------------------------------------------------------------------------------------
                         TRANSPORTATION                  89,300    Airports of Thailand PCL.........       152,605
                         INFRASTRUCTURE--0.0%
                                                        256,600    Bangkok Expressway PCL Foreign
                                                                     Shares.........................       175,402
                                                                                                      ------------
                                                                                                           328,007
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN THAILAND..     5,254,425
------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--3.5%     AEROSPACE &                    187,974    BAE Systems Plc..................     1,516,855
                         DEFENSE--0.2%
                         -----------------------------------------------------------------------------------------
                         BEVERAGES--0.1%                 15,500    Diageo Plc(i)....................     1,291,305
                         -----------------------------------------------------------------------------------------
                         COMMERCIAL BANKS--0.3%          84,787    Barclays Plc.....................     1,179,634
                                                         88,203    HBOS Plc.........................     1,734,893
                                                                                                      ------------
                                                                                                         2,914,527
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED FINANCIAL          301,004    Guinness Peat Group Plc..........       477,802
                         SERVICES--0.1%
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.5%             36,600    Cadbury Schweppes Plc(i).........     1,987,380
                                                         42,000    Premier Foods Plc................       242,891
                                                         69,565    Unilever Plc.....................     2,246,244
                                                                                                      ------------
                                                                                                         4,476,515
                         -----------------------------------------------------------------------------------------
                         INSURANCE--0.3%                 75,666    Aviva Plc........................     1,123,242
                                                        104,673    Prudential Plc...................     1,489,947
                                                                                                      ------------
                                                                                                         2,613,189
                         -----------------------------------------------------------------------------------------
                         METALS & MINING--0.4%           60,510    Anglo American Plc(j)............     3,511,652
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE           12,400    Royal Dutch Shell Plc(i).........     1,006,880
                         FUELS--0.5%
                                                         86,563    Royal Dutch Shell Plc Class B....     3,608,466
                                                                                                      ------------
                                                                                                         4,615,346
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                         INDUSTRY              HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM
(CONCLUDED)
                         PHARMACEUTICALS--0.2%           86,093    GlaxoSmithKline Plc..............  $  2,242,723
                         -----------------------------------------------------------------------------------------
                         SPECIALTY RETAIL--0.1%         136,826    Kesa Electricals Plc.............       858,570
                         -----------------------------------------------------------------------------------------
                         TOBACCO--0.2%                   52,379    British American Tobacco Plc.....     1,786,411
                         -----------------------------------------------------------------------------------------
                         WIRELESS                     1,191,247    Vodafone Group Plc...............     3,991,644
                         TELECOMMUNICATION
                         SERVICES--0.6%
                                                         44,280    Vodafone Group Plc(i)............     1,489,136
                                                                                                      ------------
                                                                                                         5,480,780
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN THE UNITED
                                                                   KINGDOM..........................    31,785,675
------------------------------------------------------------------------------------------------------------------
UNITED STATES--22.5%     AEROSPACE &                        200    Boeing Co. ......................        19,232
                         DEFENSE--0.1%
                                                          3,900    General Dynamics Corp. ..........       305,058
                                                            600    Honeywell International, Inc. ...        33,768
                                                            400    L-3 Communications Holdings,
                                                                     Inc. ..........................        38,956
                                                            300    Lockheed Martin Corp. ...........        28,239
                                                            400    Northrop Grumman Corp. ..........        31,148
                                                            500    Raytheon Co. ....................        26,945
                                                         13,700    Spirit Aerosystems Holdings, Inc.
                                                                     Class A(j).....................       493,885
                                                                                                      ------------
                                                                                                           977,231
                         -----------------------------------------------------------------------------------------
                         AIR FREIGHT &                    2,000    FedEx Corp. .....................       221,940
                         LOGISTICS--0.0%
                         -----------------------------------------------------------------------------------------
                         AIRLINES--0.0%                     700    AMR Corp.(j).....................        18,445
                                                            600    Continental Airlines, Inc. Class
                                                                     B(j)...........................        20,322
                                                                                                      ------------
                                                                                                            38,767
                         -----------------------------------------------------------------------------------------
                         AUTO COMPONENTS--0.0%              300    Johnson Controls, Inc. ..........        34,731
                         -----------------------------------------------------------------------------------------
                         AUTOMOBILES--0.1%               11,500    General Motors Corp. ............       434,700
                         -----------------------------------------------------------------------------------------
                         BEVERAGES--0.2%                 20,600    The Coca-Cola Co. ...............     1,077,586
                                                         15,100    Constellation Brands, Inc. Class
                                                                     A(j)...........................       366,628
                                                          1,000    Pepsi Bottling Group, Inc. ......        33,680
                                                          7,300    PepsiAmericas, Inc. .............       179,288
                                                                                                      ------------
                                                                                                         1,657,182
                         -----------------------------------------------------------------------------------------
                         BIOTECHNOLOGY--0.0%             18,300    Senomyx, Inc.(j)(m)..............       247,050
                         -----------------------------------------------------------------------------------------
                         BUILDING PRODUCTS--0.0%            600    American Standard Cos., Inc. ....        35,388
                         -----------------------------------------------------------------------------------------
                         CAPITAL MARKETS--0.4%              600    American Capital Strategies
                                                                     Ltd. ..........................        25,512
                                                            400    Ameriprise Financial, Inc. ......        25,428
                                                         35,900    The Bank of New York Co.,
                                                                     Inc. ..........................     1,487,696
                                                            200    The Bear Stearns Cos., Inc. .....        28,000
                                                         18,100    Blackstone Group LP(j)...........       529,787
                                                            200    The Goldman Sachs Group, Inc. ...        43,350
                                                          1,900    Mellon Financial Corp. ..........        83,600
                                                            300    Morgan Stanley...................        25,164
                                                         23,200    Northern Trust Corp. ............     1,490,368
                                                          3,800    State Street Corp. ..............       259,920
                                                                                                      ------------
                                                                                                         3,998,825
                         -----------------------------------------------------------------------------------------
                         CHEMICALS--0.1%                    800    Albemarle Corp. .................        30,824
                                                          1,000    Celanese Corp. Series A..........        38,780
                                                          9,400    E.I. du Pont de Nemours & Co. ...       477,896
                                                            600    Lubrizol Corp. ..................        38,730
                                                                                                      ------------
                                                                                                           586,230
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                         INDUSTRY              HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONTINUED)
                         COMMERCIAL BANKS--0.1%           2,900    Wachovia Corp. ..................  $    148,625
                                                         11,700    Wells Fargo & Co. ...............       411,489
                                                                                                      ------------
                                                                                                           560,114
                         -----------------------------------------------------------------------------------------
                         COMMERCIAL SERVICES &              300    Manpower, Inc. ..................        27,672
                         SUPPLIES--0.0%
                         -----------------------------------------------------------------------------------------
                         COMMUNICATIONS                 331,800    3Com Corp.(j)....................     1,370,334
                         EQUIPMENT--1.4%
                                                          1,900    Avaya, Inc.(j)...................        31,996
                                                         60,500    Ciena Corp.(j)...................     2,185,865
                                                        118,800    Cisco Systems, Inc.(j)...........     3,308,580
                                                        113,100    Comverse Technology, Inc.(j).....     2,358,135
                                                         38,500    Extreme Networks, Inc.(j)........       155,925
                                                         11,962    JDS Uniphase Corp.(j)............       160,650
                                                         65,500    Motorola, Inc. ..................     1,159,350
                                                         42,400    QUALCOMM, Inc. ..................     1,839,736
                                                         13,700    Tellabs, Inc.(j).................       147,412
                                                                                                      ------------
                                                                                                        12,717,983
                         -----------------------------------------------------------------------------------------
                         COMPUTERS &                     28,500    Apple Computer, Inc.(j)..........     3,478,140
                         PERIPHERALS--1.0%
                                                         22,811    Hewlett-Packard Co. .............     1,017,827
                                                         32,700    International Business Machines
                                                                     Corp. .........................     3,441,675
                                                            500    Lexmark International, Inc. Class
                                                                     A(j)...........................        24,655
                                                            700    NCR Corp.(j).....................        36,778
                                                        181,800    Sun Microsystems, Inc.(j)........       956,268
                                                                                                      ------------
                                                                                                         8,955,343
                         -----------------------------------------------------------------------------------------
                         CONSTRUCTION &                  43,920    Foster Wheeler Ltd.(j)...........     4,699,001
                         ENGINEERING--0.6%
                                                         11,831    KBR, Inc.(j).....................       310,327
                                                                                                      ------------
                                                                                                         5,009,328
                         -----------------------------------------------------------------------------------------
                         CONSUMER FINANCE--0.1%           6,900    SLM Corp. .......................       397,302
                         -----------------------------------------------------------------------------------------
                         CONTAINERS &                    24,600    Crown Holdings, Inc.(j)..........       614,262
                         PACKAGING--0.1%
                                                          1,000    Sealed Air Corp. ................        31,020
                                                         24,000    Smurfit-Stone Container
                                                                     Corp.(j).......................       319,440
                                                            800    Sonoco Products Co. .............        34,248
                                                                                                      ------------
                                                                                                           998,970
                         -----------------------------------------------------------------------------------------
                         DISTRIBUTORS--0.0%                 700    Genuine Parts Co. ...............        34,720
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED FINANCIAL           22,600    Bank of America Corp. ...........     1,104,914
                         SERVICES--0.7%
                                                            400    CIT Group, Inc. .................        21,932
                                                         90,800    Citigroup, Inc. .................     4,657,132
                                                          9,100    JPMorgan Chase & Co. ............       440,895
                                                                                                      ------------
                                                                                                         6,224,873
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED                     58,122    AT&T Inc. .......................     2,412,063
                         TELECOMMUNICATION
                         SERVICES--0.6%

                                                            500    CenturyTel, Inc. ................        24,525
                                                          2,200    Citizens Communications Co. .....        33,594
                                                          2,920    Embarq Corp. ....................       185,040
                                                          2,800    Qwest Communications
                                                                     International Inc.(j)..........        27,160
                                                         66,100    Verizon Communications, Inc. ....     2,721,337
                                                         13,578    Windstream Corp. ................       200,411
                                                                                                      ------------
                                                                                                         5,604,130
                         -----------------------------------------------------------------------------------------
                         ELECTRIC                           600    Edison International.............        33,672
                         UTILITIES--0.3%
                                                         24,300    Mirant Corp.(j)..................     1,036,395
                                                         26,700    PPL Corp. .......................     1,249,293
                                                                                                      ------------
                                                                                                         2,319,360
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                         INDUSTRY              HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONTINUED)
                         ELECTRONIC EQUIPMENT &             900    Avnet, Inc.(j)...................  $     35,676
                         INSTRUMENTS--0.0%
                         -----------------------------------------------------------------------------------------
                         ENERGY EQUIPMENT &               4,500    Baker Hughes, Inc. ..............       378,585
                         SERVICES--1.3%
                                                         31,900    Complete Production Services,
                                                                     Inc.(j)........................       824,615
                                                         11,000    ENSCO International, Inc. .......       671,110
                                                         19,000    GlobalSantaFe Corp. .............     1,372,750
                                                         32,500    Grant Prideco, Inc.(j)...........     1,749,475
                                                         20,460    Halliburton Co. .................       705,870
                                                         34,100    Key Energy Services, Inc.(j).....       631,873
                                                          8,700    National Oilwell Varco,
                                                                     Inc.(j)........................       906,888
                                                          4,500    Noble Corp. .....................       438,840
                                                         20,300    Schlumberger Ltd. ...............     1,724,282
                                                         20,000    Smith International, Inc. .......     1,172,800
                                                          5,700    Transocean, Inc.(j)..............       604,086
                                                          8,700    Weatherford International
                                                                     Ltd.(j)........................       480,588
                                                                                                      ------------
                                                                                                        11,661,762
                         -----------------------------------------------------------------------------------------
                         FOOD & STAPLES                  17,135    CVS Corp./Caremark Corp. ........       624,571
                         RETAILING--0.2%
                                                          1,100    The Kroger Co. ..................        30,943
                                                          7,982    SUPERVALU INC....................       369,726
                                                            800    Safeway, Inc. ...................        27,224
                                                          7,600    Wal-Mart Stores, Inc. ...........       365,636
                                                                                                      ------------
                                                                                                         1,418,100
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.2%             19,900    ConAgra Foods, Inc. .............       534,514
                                                            600    Dean Foods Co. ..................        19,122
                                                            500    General Mills, Inc. .............        29,210
                                                            600    H.J. Heinz Co. ..................        28,482
                                                         29,318    Kraft Foods, Inc. ...............     1,033,460
                                                         15,100    Sara Lee Corp. ..................       262,740
                                                          1,200    Tyson Foods, Inc. Class A........        27,648
                                                                                                      ------------
                                                                                                         1,935,176
                         -----------------------------------------------------------------------------------------
                         GAS UTILITIES--0.0%                700    Oneok, Inc. .....................        35,287
                         -----------------------------------------------------------------------------------------
                         HEALTH CARE EQUIPMENT &          3,000    Bausch & Lomb, Inc. .............       208,320
                         SUPPLIES--0.1%
                                                         10,600    Baxter International, Inc. ......       597,204
                                                         18,200    Boston Scientific Corp.(j).......       279,188
                                                                                                      ------------
                                                                                                         1,084,712
                         -----------------------------------------------------------------------------------------
                         HEALTH CARE PROVIDERS &         14,000    Aetna, Inc. .....................       691,600
                         SERVICES--0.8%
                                                          6,800    AmerisourceBergen Corp. .........       336,396
                                                            700    Cigna Corp. .....................        36,554
                                                            500    Coventry Health Care, Inc.(j)....        28,825
                                                          4,500    DaVita, Inc.(j)..................       242,460
                                                            700    Health Net, Inc.(j)..............        36,960
                                                         13,740    HealthSouth Corp.(j)(m)..........       248,831
                                                          6,300    Humana, Inc.(j)..................       383,733
                                                         11,400    Manor Care, Inc. ................       744,306
                                                          7,400    McKesson Corp. ..................       441,336
                                                         11,800    Medco Health Solutions,
                                                                     Inc.(j)........................       920,282
                                                         11,700    Tenet Healthcare Corp.(j)........        76,167
                                                          6,875    Triad Hospitals, Inc.(j).........       369,600
                                                         27,300    UnitedHealth Group, Inc. ........     1,396,122
                                                         15,100    WellPoint, Inc.(j)...............     1,205,433
                                                                                                      ------------
                                                                                                         7,158,605
                         -----------------------------------------------------------------------------------------
                         HOTELS, RESTAURANTS &           27,200    McDonald's Corp. ................     1,380,672
                         LEISURE--0.4%
                                                         53,000    Panera Bread Co. Class A(j)......     2,441,180
                                                                                                      ------------
                                                                                                         3,821,852
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                         INDUSTRY              HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONTINUED)
                         HOUSEHOLD                          400    Black & Decker Corp. ............  $     35,324
                         DURABLES--0.0%
                                                            400    Mohawk Industries, Inc.(j).......        40,316
                                                                                                      ------------
                                                                                                            75,640
                         -----------------------------------------------------------------------------------------
                         HOUSEHOLD                          400    Energizer Holdings, Inc.(j)......        39,840
                         PRODUCTS--0.1%
                                                          7,900    The Procter & Gamble Co. ........       483,401
                                                                                                      ------------
                                                                                                           523,241
                         -----------------------------------------------------------------------------------------
                         IT SERVICES--0.0%                  900    Accenture Ltd. Class A...........        38,601
                                                          1,200    Electronic Data Systems Corp. ...        33,276
                                                          1,000    Total System Services, Inc. .....        29,510
                                                                                                      ------------
                                                                                                           101,387
                         -----------------------------------------------------------------------------------------
                         INDEPENDENT POWER               24,500    The AES Corp.(j).................       536,060
                         PRODUCERS & ENERGY
                         TRADERS--0.2%

                                                            400    Constellation Energy Group,
                                                                     Inc. ..........................        34,868
                                                         40,506    Dynegy, Inc. Class A(j)..........       382,377
                                                            800    NRG Energy, Inc.(j)..............        33,256
                                                         15,800    TXU Corp. .......................     1,063,340
                                                                                                      ------------
                                                                                                         2,049,901
                         -----------------------------------------------------------------------------------------
                         INDUSTRIAL                     278,500    General Electric Co.(m)..........    10,660,980
                         CONGLOMERATES--1.4%
                                                         60,313    Tyco International Ltd.(j).......     2,037,976
                                                                                                      ------------
                                                                                                        12,698,956
                         -----------------------------------------------------------------------------------------
                         INSURANCE--2.3%                 29,800    ACE Ltd. ........................     1,863,096
                                                            400    AMBAC Financial Group, Inc. .....        34,876
                                                         12,000    The Allstate Corp. ..............       738,120
                                                         86,500    American International Group,
                                                                     Inc. ..........................     6,057,595
                                                          9,800    Assurant, Inc. ..................       577,416
                                                            800    Axis Capital Holdings Ltd. ......        32,520
                                                          6,100    Bristol West Holdings, Inc. .....       136,457
                                                            700    CNA Financial Corp. .............        33,383
                                                            300    Chubb Corp. .....................        16,242
                                                          5,400    Darwin Professional Underwriters,
                                                                     Inc.(j)........................       135,918
                                                         36,300    Endurance Specialty Holdings
                                                                     Ltd. ..........................     1,453,452
                                                          1,600    Everest Re Group Ltd. ...........       173,824
                                                            700    Genworth Financial, Inc. Class
                                                                     A..............................        24,080
                                                          8,300    Hartford Financial Services
                                                                     Group, Inc. ...................       817,633
                                                         20,100    IPC Holdings, Ltd. ..............       649,029
                                                            300    Lincoln National Corp. ..........        21,285
                                                            600    Loews Corp. .....................        30,588
                                                            400    MBIA, Inc. ......................        24,888
                                                         10,600    Marsh & McLennan Cos., Inc. .....       327,328
                                                         15,500    Platinum Underwriters Holdings
                                                                     Ltd. ..........................       538,625
                                                          4,900    Prudential Financial, Inc. ......       476,427
                                                         10,000    RenaissanceRe Holdings Ltd. .....       619,900
                                                         34,145    The Travelers Cos., Inc. ........     1,826,758
                                                         45,745    XL Capital Ltd. Class A..........     3,855,846
                                                                                                      ------------
                                                                                                        20,465,286
                         -----------------------------------------------------------------------------------------
                         INTERNET & CATALOG               1,500    Expedia, Inc.(j).................        43,935
                         RETAIL--0.0%
                                                            700    IAC/InterActiveCorp(j)...........        24,227
                                                          1,984    Liberty Media Holding Corp.-
                                                                     Interactive(j).................        44,303
                                                                                                      ------------
                                                                                                           112,465
                         -----------------------------------------------------------------------------------------
                         INTERNET SOFTWARE &             23,700    eBay, Inc.(j)....................       762,666
                         SERVICES--0.4%
                                                          5,100    Google, Inc. Class A(j)..........     2,669,238
                                                                                                      ------------
                                                                                                         3,431,904
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                         INDUSTRY              HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONTINUED)
                         LEISURE EQUIPMENT &              1,100    Hasbro, Inc. ....................  $     34,551
                         PRODUCTS--0.0%
                                                          1,200    Mattel, Inc. ....................        30,348
                                                                                                      ------------
                                                                                                            64,899
                         -----------------------------------------------------------------------------------------
                         LIFE SCIENCES TOOLS &            4,600    Thermo Fisher Scientific,
                         SERVICES--0.1%                              Inc.(j)........................       237,912
                                                         11,300    Waters Corp.(j)..................       670,768
                                                                                                      ------------
                                                                                                           908,680
                         -----------------------------------------------------------------------------------------
                         MACHINERY--0.0%                    300    Deere & Co. .....................        36,222
                                                            300    Eaton Corp. .....................        27,900
                                                            500    ITT Corp. .......................        34,140
                                                            400    Parker Hannifin Corp. ...........        39,164
                                                            400    SPX Corp. .......................        35,124
                                                            500    Terex Corp.(j)...................        40,650
                                                                                                      ------------
                                                                                                           213,200
                         -----------------------------------------------------------------------------------------
                         MARINE--0.1%                    18,500    American Commercial Lines,
                                                                     Inc.(j)........................       481,925
                         -----------------------------------------------------------------------------------------
                         MEDIA--0.4%                      1,100    CBS Corp. Class B................        36,652
                                                         73,318    Comcast Corp. Class A(j).........     2,061,702
                                                          2,690    Discovery Holding Co.(j).........        61,843
                                                          3,392    Idearc, Inc. ....................       119,839
                                                              8    Liberty Media Holding Corp.-
                                                                     Capital(j).....................           941
                                                            300    The McGraw-Hill Cos., Inc. ......        20,424
                                                         21,300    Time Warner, Inc. ...............       448,152
                                                          9,279    Viacom, Inc. Class B(j)..........       386,285
                                                         17,897    Virgin Media, Inc. ..............       436,150
                                                                                                      ------------
                                                                                                         3,571,988
                         -----------------------------------------------------------------------------------------
                         METALS & MINING--0.6%           29,400    Alcoa, Inc. .....................     1,191,582
                                                         10,000    Freeport-McMoRan Copper & Gold,
                                                                     Inc. Class B...................       828,200
                                                         86,400    Newmont Mining Corp. ............     3,374,784
                                                            300    Nucor Corp. .....................        17,595
                                                            400    United States Steel Corp. .......        43,500
                                                                                                      ------------
                                                                                                         5,455,661
                         -----------------------------------------------------------------------------------------
                         MULTI-UTILITIES--0.0%           21,300    CMS Energy Corp. ................       366,360
                                                          1,500    CenterPoint Energy, Inc. ........        26,100
                                                            500    Sempra Energy....................        29,615
                                                                                                      ------------
                                                                                                           422,075
                         -----------------------------------------------------------------------------------------
                         MULTILINE RETAIL--0.0%           1,200    Big Lots, Inc.(j)................        35,304
                                                            900    Family Dollar Stores, Inc. ......        30,888
                                                            300    JC Penney Co., Inc. .............        21,714
                                                            700    Macy's, Inc. ....................        27,846
                                                            100    Sears Holdings Corp.(j)..........        16,950
                                                                                                      ------------
                                                                                                           132,702
                         -----------------------------------------------------------------------------------------
                         OFFICE                           1,500    Xerox Corp.(j)...................        27,720
                         ELECTRONICS--0.0%
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE           27,112    Chevron Corp. ...................     2,283,915
                         FUELS--2.7%
                                                         22,400    ConocoPhillips...................     1,758,400
                                                         50,200    Consol Energy, Inc. .............     2,314,722
                                                         12,900    Devon Energy Corp. ..............     1,009,941
                                                        244,800    El Paso Corp. ...................     4,217,904
                                                         64,950    Exxon Mobil Corp. ...............     5,448,006
                                                         39,100    Foundation Coal Holdings,
                                                                     Inc. ..........................     1,589,024
                                                          9,800    Hess Corp. ......................       577,808
                                                         15,800    Marathon Oil Corp. ..............       947,368
                                                         11,100    Murphy Oil Corp. ................       659,784
                                                         17,250    Occidental Petroleum Corp. ......       998,430

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                         INDUSTRY              HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONTINUED)
                         OIL, GAS & CONSUMABLE
                         FUELS (CONCLUDED)
                                                         30,300    Peabody Energy Corp. ............  $  1,465,914
                                                         26,300    Rosetta Resources, Inc.(a)(j)....       566,502
                                                          8,075    Stone Energy Corp.(j)............       276,650
                                                                                                      ------------
                                                                                                        24,114,368
                         -----------------------------------------------------------------------------------------
                         PAPER & FOREST                  18,700    International Paper Co. .........       730,235
                         PRODUCTS--0.1%
                         -----------------------------------------------------------------------------------------
                         PERSONAL PRODUCTS--0.1%         13,200    Avon Products, Inc. .............       485,100
                         -----------------------------------------------------------------------------------------
                         PHARMACEUTICALS--1.6%           12,600    Abbott Laboratories..............       674,730
                                                         47,200    Bristol-Myers Squibb Co. ........     1,489,632
                                                         16,200    Eli Lilly & Co. .................       905,256
                                                         48,900    Johnson & Johnson................     3,013,218
                                                         31,900    Merck & Co., Inc. ...............     1,588,620
                                                        167,500    Pfizer, Inc. ....................     4,282,975
                                                         34,400    Schering-Plough Corp. ...........     1,047,136
                                                         31,500    Valeant Pharmaceuticals
                                                                     International..................       525,735
                                                          4,600    Watson Pharmaceuticals,
                                                                     Inc.(j)........................       149,638
                                                         20,500    Wyeth............................     1,175,470
                                                                                                      ------------
                                                                                                        14,852,410
                         -----------------------------------------------------------------------------------------
                         REAL ESTATE INVESTMENT           5,713    Ventas, Inc. ....................       207,096
                         TRUSTS (REITS)--0.0%
                         -----------------------------------------------------------------------------------------
                         ROAD & RAIL--1.1%               31,500    Burlington Northern Santa Fe
                                                                     Corp. .........................     2,681,910
                                                         16,800    Norfolk Southern Corp. ..........       883,176
                                                         57,900    Union Pacific Corp. .............     6,667,185
                                                                                                      ------------
                                                                                                        10,232,271
                         -----------------------------------------------------------------------------------------
                         SEMICONDUCTORS &                 1,700    Applied Materials, Inc. .........        33,779
                         SEMICONDUCTOR
                         EQUIPMENT--0.2%

                                                         59,300    Genesis Microchip, Inc.(j).......       555,048
                                                         33,300    Intel Corp. .....................       791,208
                                                          1,200    Intersil Corp. Class A...........        37,752
                                                          9,631    LSI Logic Corp.(j)...............        72,329
                                                          1,100    Novellus Systems, Inc.(j)........        31,207
                                                                                                      ------------
                                                                                                         1,521,323
                         -----------------------------------------------------------------------------------------
                         SOFTWARE--1.3%                     800    BMC Software, Inc.(j)............        24,240
                                                        107,052    CA, Inc. ........................     2,765,153
                                                          1,400    Cadence Design Systems, Inc.(j)..        30,744
                                                            900    McAfee, Inc.(j)..................        31,680
                                                        277,600    Microsoft Corp. .................     8,180,872
                                                         23,300    Novell, Inc.(j)..................       181,507
                                                          1,200    Synopsys, Inc.(j)................        31,716
                                                         95,700    TIBCO Software, Inc.(j)..........       866,085
                                                                                                      ------------
                                                                                                        12,111,997
                         -----------------------------------------------------------------------------------------
                         SPECIALTY RETAIL--0.0%             750    American Eagle Outfitters,
                                                                     Inc. ..........................        19,245
                                                            300    AutoZone, Inc.(j)................        40,987
                                                            400    The Sherwin-Williams Co. ........        26,588
                                                                                                      ------------
                                                                                                            86,820
                         -----------------------------------------------------------------------------------------
                         TEXTILES, APPAREL &              1,887    Hanesbrands, Inc.(j).............        51,006
                         LUXURY GOODS--0.0%
                                                         77,700    Unifi, Inc.(j)...................       203,574
                                                                                                      ------------
                                                                                                           254,580
                         -----------------------------------------------------------------------------------------
                         THRIFTS & MORTGAGE                 600    Countrywide Financial Corp. .....        21,810
                         FINANCE--0.1%
                                                         17,000    Fannie Mae.......................     1,110,610
                                                         11,300    Fremont General Corp.(m).........       121,588
                                                                                                      ------------
                                                                                                         1,254,008
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                         INDUSTRY              HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONCLUDED)
                         TOBACCO--0.2%                   11,600    Alliance One International,
                                                                     Inc.(j)........................  $    116,580
                                                         16,500    Altria Group, Inc. ..............     1,157,311
                                                            400    Loews Corp.-Carolina Group.......        30,908
                                                            500    UST, Inc. .......................        26,855
                                                                                                      ------------
                                                                                                         1,331,654
                         -----------------------------------------------------------------------------------------
                         TRADING COMPANIES &                400    WW Grainger, Inc. ...............        37,220
                         DISTRIBUTORS--0.0%
                         -----------------------------------------------------------------------------------------
                         TRANSPORTATION                  67,500    Macquarie Infrastructure Co.
                         INFRASTRUCTURE--0.3%                        LLC............................     2,799,900
                         -----------------------------------------------------------------------------------------
                         WIRELESS                        14,600    Alltel Corp. ....................       986,230
                         TELECOMMUNICATION
                         SERVICES--0.4%
                                                        112,000    Sprint Nextel Corp. .............     2,319,520
                                                            500    Telephone & Data Systems,
                                                                     Inc. ..........................        31,285
                                                                                                      ------------
                                                                                                         3,337,035
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN THE UNITED
                                                                   STATES...........................   202,326,656
------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS
                                                                   (COST--$350,455,063)--55.4%......   498,815,715
------------------------------------------------------------------------------------------------------------------
                                                                           PREFERRED STOCKS
------------------------------------------------------------------------------------------------------------------
UNITED STATES--0.4%      INSURANCE--0.1%                  4,200    IPC Holdings, Ltd., 7.25%(f).....       121,800
                                                         22,500    MetLife, Inc. Series B,
                                                                     6.375%(f)......................       728,100
                                                                                                      ------------
                                                                                                           849,900
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE              510    El Paso Corp., 4.99%(a)(f).......       743,963
                         FUELS--0.1%
                         -----------------------------------------------------------------------------------------
                         THRIFTS & MORTGAGE                  24    Fannie Mae Series 2004-1,
                         FINANCE--0.2%                               5.375%(f)......................     2,379,465
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL PREFERRED STOCKS
                                                                   (COST--$3,570,000)--0.4%.........     3,973,328
------------------------------------------------------------------------------------------------------------------
                                                                         EXCHANGE-TRADED FUNDS
------------------------------------------------------------------------------------------------------------------
                                                         66,100    Consumer Staples Select Sector
                                                                     SPDR Fund(m)...................     1,787,344
                                                         66,300    Health Care Select Sector SPDR
                                                                     Fund...........................     2,337,075
                                                         34,500    iShares Dow Jones US
                                                                     Telecommunications Sector Index
                                                                     Fund...........................     1,162,995
                                                          2,500    iShares Dow Jones US Utilities
                                                                     Sector Index Fund..............       240,851
                                                         12,700    iShares Silver Trust(j)..........     1,570,355
                                                          8,900    Telecom HOLDRs Trust.............       360,628
                                                         97,800    Utilities Select Sector SPDR
                                                                     Fund...........................     3,857,232
                                                          1,100    Vanguard Telecommunication
                                                                     Services ETF...................        90,915
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL EXCHANGE-TRADED FUNDS
                                                                   (COST--$10,233,096)--1.3%........    11,407,395
------------------------------------------------------------------------------------------------------------------
                                                                             MUTUAL FUNDS
------------------------------------------------------------------------------------------------------------------
VIETNAM--0.3%                                           350,261    Vietnam Enterprise Investments
                                                                     Ltd.--R Shares(j)..............     1,733,795
                                                         88,000    Vietnam Opportunity Fund
                                                                     Ltd.(j)........................       299,640
                                                        580,000    Vinaland Ltd.(j).................       861,300
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL MUTUAL FUNDS
                                                                   (COST--$2,187,645)--0.3%.........     2,894,735
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                         INDUSTRY              HELD                     WARRANTS                  VALUE
------------------------------------------------------------------------------------------------------------------
CANADA--0.0%             METALS & MINING--0.0%           80,000    Peak Gold Ltd. (expires
                                                                     4/03/2012).....................  $     23,656
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL WARRANTS IN CANADA.........        23,656
------------------------------------------------------------------------------------------------------------------
UNITED STATES--0.0%      COMMUNICATIONS                  17,905    Lucent Technologies, Inc.
                         EQUIPMENT--0.0%                             (expires 12/10/2007)...........         3,044
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED                               AboveNet, Inc.
                         TELECOMMUNICATION
                         SERVICES--0.0%

                                                            795      (expires 9/08/2008)............        15,900
                                                            936      (expires 9/08/2010)............        19,656
                                                                                                      ------------
                                                                                                            35,556
                         -----------------------------------------------------------------------------------------
                         PAPER & FOREST                   1,250    Mandra Forestry Finance Ltd.
                         PRODUCTS--0.0%                              (expires 5/15/2013)............             0
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL WARRANTS IN THE
                                                                   UNITED STATES....................        38,600
------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL WARRANTS
                                                                   (COST--$255,827)--0.0%...........        62,256
------------------------------------------------------------------------------------------------------------------
                                                                        FIXED INCOME SECURITIES
------------------------------------------------------------------------------------------------------------------
                                                      FACE
                                                     AMOUNT                 CORPORATE BONDS
------------------------------------------------------------------------------------------------------------------
BRAZIL--0.2%             COMMERCIAL BANKS--0.0%  USD    275,000    Banco Nacional de Desenvolvimento
                                                                     Economico e Social, 5.84% due
                                                                     6/16/2008(n)...................       273,625
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED FINANCIAL                     Brazil Notas do Tesouro Nacional
                         SERVICES--0.1%                              Series F:
                                                 BRL    850,000      10% due 1/01/2012..............       449,599
                                                        872,000      10% due 1/01/2017..............       404,960
                                                                                                      ------------
                                                                                                           854,559
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.1%     USD    285,000    Cosan Finance Ltd., 7% due
                                                                     2/01/2017(a)...................       276,108
                                                        400,000    Cosan SA Industria e Comercio, 9%
                                                                     due 11/01/2009(a)..............       423,000
                                                                                                      ------------
                                                                                                           699,108
                         -----------------------------------------------------------------------------------------
                         METALS & MINING--0.0%   BRL     10,296    Cia Vale do Rio Doce(s)..........             0
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN
                                                                   BRAZIL...........................     1,827,292
------------------------------------------------------------------------------------------------------------------
CANADA--0.0%             WIRELESS                CAD    325,000    Rogers Wireless Communications,
                         TELECOMMUNICATION                           Inc., 7.625% due 12/15/2011....       330,702
                         SERVICES--0.0%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN CANADA..       330,702
------------------------------------------------------------------------------------------------------------------
CHILE--0.3%              ELECTRIC                USD  2,905,193    Empresa Electrica del Norte
                         UTILITIES--0.3%                             Grande SA, 6% due
                                                                     11/05/2017(q)(r)...............     2,759,933
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN CHILE...     2,759,933
------------------------------------------------------------------------------------------------------------------
CHINA--0.2%              AUTOMOBILES--0.1%              370,000    Brilliance China Finance Ltd., 0%
                                                                     due 6/07/2011(f)(k)............       448,625
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.1%                       Chaoda Modern Agriculture
                                                                     Holdings Ltd.:
                                                        660,000      7.75% due 2/08/2010............       613,800
                                                 HKD  4,210,000      0% due 5/08/2011(f)(k).........       645,429
                                                                                                      ------------
                                                                                                         1,259,229
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN CHINA...     1,707,854
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                      FACE
COUNTRY/REGION                  INDUSTRY             AMOUNT                 CORPORATE BONDS              VALUE
------------------------------------------------------------------------------------------------------------------
EUROPE--0.6%             COMMERCIAL BANKS--0.6%                    European Investment Bank(k):
                                                 BRL  1,000,000      0% due 5/01/2008...............  $    469,939
                                                      5,181,190      0% due 9/12/2008(a)............     2,396,670
                                                      6,160,000      0% due 9/21/2010(a)............     2,334,650
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN EUROPE..     5,201,259
------------------------------------------------------------------------------------------------------------------
FRANCE--0.4%             COMMERCIAL BANKS--0.4%  EUR  2,750,000    ERAP, 3.375% due 4/25/2008.......     3,692,403
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN FRANCE..     3,692,403
------------------------------------------------------------------------------------------------------------------
GERMANY--0.7%            COMMERCIAL BANKS--0.7%                    KfW--Kreditanstalt fuer
                                                                     Wiederaufbau:
                                                 GBP    700,000      5.375% due 12/07/2007..........     1,402,162
                                                        700,000      4.50% due 12/07/2008...........     1,377,952
                                                 EUR  2,000,000      4.25% due 7/04/2014............     2,641,778
                                                 JPY120,000,000    Norddeutsche Landesbank
                                                                     Girozentrale, 0.45% due
                                                                     1/19/2009......................       966,670
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN
                                                                   GERMANY..........................     6,388,562
------------------------------------------------------------------------------------------------------------------
HONG KONG--0.1%          INDUSTRIAL              USD    725,000    Hutchison Whampoa International
                         CONGLOMERATES--0.1%                         03/33 Ltd., 5.45% due
                                                                     11/24/2010.....................       719,053
                         -----------------------------------------------------------------------------------------
                         REAL ESTATE MANAGEMENT         400,000    Hongkong Land CB 2005 Ltd., 2.75%
                         & DEVELOPMENT--0.0%                         due 12/21/2012(f)..............       513,965
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN HONG
                                                                   KONG.............................     1,233,018
------------------------------------------------------------------------------------------------------------------
INDIA--0.7%              AUTOMOBILES--0.1%              975,000    Tata Motors Ltd., 1% due
                                                                     4/27/2011(f)...................     1,134,062
                         -----------------------------------------------------------------------------------------
                         BEVERAGES--0.0%                 80,000    Mcdowell & Co, 2% due
                                                                     3/30/2011(f)...................       136,400
                         -----------------------------------------------------------------------------------------
                         METALS & MINING--0.1%          500,000    Gujarat NRE Coke Ltd., 0% due
                                                                     4/12/2011(f)(k)................       537,500
                         -----------------------------------------------------------------------------------------
                         THRIFTS & MORTGAGE             800,000    Housing Development Finance
                         FINANCE--0.1%                               Corp., 0% due 9/27/2010(f)(k)..     1,251,000
                         -----------------------------------------------------------------------------------------
                         TRANSPORTATION                 600,000    Punj Lloyd Ltd., 0% due
                         INFRASTRUCTURE--0.1%                        4/08/2011(f)(k)................       690,000
                         -----------------------------------------------------------------------------------------
                         WIRELESS                                  Reliance Communications
                         TELECOMMUNICATION                           Ltd.(f)(k):
                         SERVICES--0.3%
                                                        475,000      0% due 5/10/2011...............       633,236
                                                      2,000,000      0% due 3/01/2012...............     2,190,000
                                                                                                      ------------
                                                                                                         2,823,236
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN INDIA...     6,572,198
------------------------------------------------------------------------------------------------------------------
JAPAN--0.4%              COMMERCIAL BANKS--0.4%  JPY 80,000,000    The Bank of Kyoto Ltd. Series 1,
                                                                     1.90% due 9/30/2009(f).........     1,505,609
                                                    200,000,000    International Bank for
                                                                     Reconstruction & Development
                                                                     Series 670, 2% due 2/18/2008...     1,635,275
                                                     17,000,000    The Mie Bank Ltd., 1% due
                                                                     10/31/2011(f)..................       165,685
                                                                                                      ------------
                                                                                                         3,306,569
                         -----------------------------------------------------------------------------------------
                         INSURANCE--0.0%             20,000,000    ASIF II, 1.20% due 3/20/2008.....       162,551
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN JAPAN...     3,469,120
------------------------------------------------------------------------------------------------------------------
MALAYSIA--0.8%           DIVERSIFIED FINANCIAL   USD    800,000    Feringghi Capital Ltd., 0% due
                         SERVICES--0.2%                              12/22/2009(f)(k)...............       910,000
                                                 MYR  2,225,000    Johor Corp., 1% due
                                                                     7/31/2009(r)...................       760,463
                                                                                                      ------------
                                                                                                         1,670,463
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                      FACE
COUNTRY/REGION                  INDUSTRY             AMOUNT                 CORPORATE BONDS              VALUE
------------------------------------------------------------------------------------------------------------------
MALAYSIA
(CONCLUDED)
                         DIVERSIFIED             USD  2,800,000    Rafflesia Capital Ltd., 1.25% due
                         TELECOMMUNICATION                           10/04/2011(f)..................  $  3,192,000
                         SERVICES--0.3%
                         -----------------------------------------------------------------------------------------
                         HOTELS, RESTAURANTS &   MYR  1,680,000    Berjaya Land BHD, 8% due
                         LEISURE--0.1%                               8/15/2011(f)...................       526,749
                                                        580,000    Resorts World BHD, 0% due
                                                                     9/19/2008(f)(k)................       217,133
                                                                                                      ------------
                                                                                                           743,882
                         -----------------------------------------------------------------------------------------
                         MULTI-UTILITIES--0.2%   USD  1,400,000    YTL Power Finance Cayman Ltd., 0%
                                                                     due 5/09/2010(f)(k)............     1,627,500
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN
                                                                   MALAYSIA.........................     7,233,845
------------------------------------------------------------------------------------------------------------------
NETHERLANDS--0.1%        SEMICONDUCTORS &                          ASM International NV(f):
                         SEMICONDUCTOR
                         EQUIPMENT--0.1%

                                                         70,000      4.25% due 12/06/2011...........        96,216
                                                        265,000      4.25% due 12/06/2011(a)........       354,438
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN THE
                                                                   NETHERLANDS......................       450,654
------------------------------------------------------------------------------------------------------------------
SINGAPORE--0.2%          COMMERCIAL BANKS--0.0%  SGD    250,000    Somerset Global, 0% due
                                                                     1/12/2009(f)(k)................       210,273
                         -----------------------------------------------------------------------------------------
                         REAL ESTATE MANAGEMENT       1,000,000    CapitaLand Ltd., 2.10% due
                         & DEVELOPMENT--0.2%                         11/15/2016(f)..................       835,724
                                                        800,000    Keppel Land Ltd., 2.50% due
                                                                     6/23/2013(f)...................       775,029
                                                                                                      ------------
                                                                                                         1,610,753
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN
                                                                   SINGAPORE........................     1,821,026
------------------------------------------------------------------------------------------------------------------
SOUTH KOREA--0.1%        WIRELESS                                  LG Telecom Ltd.:
                         TELECOMMUNICATION
                         SERVICES--0.1%
                                                 USD     50,000      8.25% due 7/15/2009............        52,355
                                                        900,000      8.25% due 7/15/2009(a).........       938,250
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN SOUTH
                                                                   KOREA............................       990,605
------------------------------------------------------------------------------------------------------------------
SWEDEN--0.1%             DIVERSIFIED FINANCIAL   TRY  1,396,720    Svensk Exportkredit AB,10.50% due
                         SERVICES--0.1%                              9/29/2015......................       883,259
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN SWEDEN..       883,259
------------------------------------------------------------------------------------------------------------------
TAIWAN--0.0%             INSURANCE--0.0%         USD     40,000    Shin Kong Financial Holding Co.
                                                                     Ltd., 0% due 6/17/2009(f)(k)...        51,628
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN TAIWAN..        51,628
------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--0.1%     COMMERCIAL BANKS--0.1%  GBP    235,000    International Bank for
                                                                     Reconstruction & Development,
                                                                     7.125% due 7/30/2007...........       472,340
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN THE
                                                                   UNITED KINGDOM...................       472,340
------------------------------------------------------------------------------------------------------------------
UNITED STATES--1.4%      AIRLINES--0.0%          USD    356,242    Northwest Airlines, Inc. Series
                                                                     1999-3-B, 9.485% due
                                                                     10/01/2016(g)(h)...............        72,139
                         -----------------------------------------------------------------------------------------
                         BIOTECHNOLOGY--0.0%            150,000    Cell Genesys, Inc., 3.125% due
                                                                     11/01/2011(f)..................       117,375
                                                        200,000    Nabi Biopharmaceuticals, 2.875%
                                                                     due 4/15/2025(f)...............       175,500
                                                                                                      ------------
                                                                                                           292,875
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                      FACE
COUNTRY/REGION                  INDUSTRY             AMOUNT                 CORPORATE BONDS              VALUE
------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONCLUDED)
                         COMMERCIAL BANKS--0.1%  USD    400,000    Preferred Term Securities XXIV,
                                                                     Ltd., 5.965% due
                                                                     3/22/2037(a)(n)................  $    384,000
                                                        300,000    Preferred Term Securities XXV,
                                                                     Ltd., 5.758% due 6/22/2037(n)..       283,500
                                                        500,000    Preferred Term Securities XXVI,
                                                                     Ltd., 6.191% due 9/22/2037(n)..       495,750
                                                                                                      ------------
                                                                                                         1,163,250
                         -----------------------------------------------------------------------------------------
                         CONTAINERS &                   375,000    Crown Cork & Seal Co., Inc.,
                         PACKAGING--0.0%                             7.50% due 12/15/2096...........       315,000
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED FINANCIAL   JPY300,000,000    General Electric Capital Corp.,
                         SERVICES--0.3%                              0.685% due 1/15/2010(n)........     2,436,485
                                                 USD    100,000    Triad Acquisition Corp. Series B,
                                                                     11.125% due 5/01/2013..........        95,500
                                                                                                      ------------
                                                                                                         2,531,985
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.1%          1,050,000    IOI Capital BHD Series IOI, 0%
                                                                     due 12/18/2011(f)(k)...........     1,218,000
                         -----------------------------------------------------------------------------------------
                         HEALTH CARE PROVIDERS &        600,000    Tenet Healthcare Corp., 9.25% due
                         SERVICES--0.1%                              2/01/2015......................       570,000
                         -----------------------------------------------------------------------------------------
                         HOTELS, RESTAURANTS &          220,000    Uno Restaurant Corp.,10% due
                         LEISURE--0.0%                               2/15/2011(a)...................       191,400
                         -----------------------------------------------------------------------------------------
                         INDEPENDENT POWER       GBP    213,000    The AES Corp., 8.375% due
                         PRODUCERS & ENERGY                          3/01/2011......................       436,283
                         TRADERS--0.1%
                                                 USD    400,000    Calpine Corp., 8.75% due
                                                                     7/15/2013(a)(h)................       432,000
                                                                   Calpine Generating Company
                                                                     LLC(a)(h):
                                                         12,200      9.07% due 4/01/2009............           915
                                                        126,936      11.07% due 4/01/2010(g)........        34,908
                                                                                                      ------------
                                                                                                           904,106
                         -----------------------------------------------------------------------------------------
                         INSURANCE--0.1%                291,000    Fortis Insurance NV, 7.75% due
                                                                     1/26/2008(a)(f)................       432,979
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE                     McMoRan Exploration Co.(f):
                         FUELS--0.1%
                                                        560,000      5.25% due 10/06/2011...........       618,800
                                                        325,000      5.25% due 10/06/2011(a)........       359,125
                                                                                                      ------------
                                                                                                           977,925
                         -----------------------------------------------------------------------------------------
                         PAPER & FOREST               1,250,000    Mandra Forestry,12% due
                         PRODUCTS--0.2%                              5/15/2013(a)(q)................     1,262,500
                         -----------------------------------------------------------------------------------------
                         REAL ESTATE MANAGEMENT       1,300,000    Aldar Funding Limited, 5.767% due
                         & DEVELOPMENT--0.2%                         11/10/2011(f)..................     1,599,000
                         -----------------------------------------------------------------------------------------
                         WIRELESS                       800,000    Nextel Communications, Inc.,
                         TELECOMMUNICATION                           5.25% due 1/15/2010(f).........       795,000
                         SERVICES--0.1%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN THE
                                                                   UNITED STATES....................    12,326,159
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS
                                                                   (COST--$52,679,122)--6.4%........    57,411,857
                         -----------------------------------------------------------------------------------------
                                                                       ASSET-BACKED SECURITIES**
------------------------------------------------------------------------------------------------------------------
                                                        300,000    Latitude CLO Ltd. Series 2005-1I
                                                                     Class SUB, 0% due
                                                                     12/15/2017(a)..................       270,000
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL ASSET-BACKED SECURITIES
                                                                   (COST--$287,095)--0.0%...........       270,000
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                      FACE
COUNTRY                  INDUSTRY                    AMOUNT         FLOATING RATE LOAN INTERESTS(B)      VALUE
------------------------------------------------------------------------------------------------------------------
UNITED STATES--0.0%      TEXTILES, APPAREL &     USD    531,669    Galey & Lord, Inc. Term Loan,
                         LUXURY GOODS--0.0%                          10.17% due 9/05/2009(h)          $          0
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL FLOATING RATE LOAN
                                                                   INTERESTS
                                                                   (COST--$353,808)--0.0%...........             0
                         -----------------------------------------------------------------------------------------
                                                                    FOREIGN GOVERNMENT OBLIGATIONS
------------------------------------------------------------------------------------------------------------------
                                                 EUR  8,250,000    Bundesrepublik Deutschland, 4%
                                                                     due 7/04/2016..................    10,714,448
                                                      1,125,000    Caisse d'Amortissement de la
                                                                     Dette Sociale, 4% due
                                                                     10/25/2014.....................     1,460,687
                                                 CAD  2,355,000    Canadian Government Bond, 4% due
                                                                     9/01/2010......................     2,172,923
                                                 ISK 71,000,000    Iceland Rikisbref, 7.25% due
                                                                     5/17/2013......................     1,049,402
                                                                   Malaysia Government Bond:
                                                 MYR  7,400,000      3.756% due 4/28/2011...........     2,175,169
                                                      2,000,000      Series 3/06, 3.869% due
                                                                     4/13/2010......................       587,774
                                                      8,750,000      Series 386X, 8.60% due
                                                                     12/01/2007.....................     2,589,432
                                                 EUR  1,300,000    Netherlands Government Bond,
                                                                     3.75% due 7/15/2014............     1,673,751
                                                 NZD  1,175,000    New Zealand Government Bond
                                                                     Series 216, 4.50% due
                                                                     2/14/2016......................     1,210,462
                                                 PLN  6,000,000    Poland Government Bond, 3% due
                                                                     8/24/2016......................     2,177,346
                                                 SEK 19,125,000    Sweden Government Bond Series
                                                                     3101, 4% due 12/01/2008........     3,402,635
                                                 EUR  2,750,000    Unedic, 3.50% due 9/18/2008......     3,680,705
                                                 GBP  1,250,000    United Kingdom Gilt, 4.25% due
                                                                     3/07/2011......................     2,383,517
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL FOREIGN GOVERNMENT
                                                                   OBLIGATIONS
                                                                   (COST--$33,735,920)--3.9%........    35,278,251
------------------------------------------------------------------------------------------------------------------
                                                                    U.S. GOVERNMENT & AGENCY
                                                                    OBLIGATIONS
------------------------------------------------------------------------------------------------------------------
UNITED STATES--17.8%                             USD     70,000    Fannie Mae, 5.40% due 2/01/2008..        70,002
                                                                   U.S. Treasury Inflation Indexed
                                                                     Bonds:
                                                      9,923,914      0.875% due 4/15/2010...........     9,424,622
                                                     25,709,242      2.375% due 4/15/2011...........    25,428,034
                                                      9,362,764      1.875% due 7/15/2015(p)........     8,847,812
                                                     27,532,070      2% due 1/15/2016...............    26,140,406
                                                     21,588,369      2.50% due 7/15/2016............    21,347,184
                                                      3,047,769      2.375% due 1/15/2027...........     2,926,809

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                      FACE             U.S. GOVERNMENT & AGENCY
COUNTRY/REGION                                       AMOUNT                   OBLIGATIONS                VALUE
------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONCLUDED)
                                                                   U.S. Treasury Notes:
                                                 USD  1,800,000      4.375% due 12/31/2007..........  $  1,795,360
                                                      1,250,000      4.875% due 4/30/2008...........     1,248,341
                                                      1,385,000      4% due 6/15/2009...............     1,362,386
                                                     12,500,000      4.875% due 5/31/2011...........    12,481,450
                                                     10,750,000      4.625% due 2/29/2012(m)........    10,612,271
                                                      1,000,000      4% due 11/15/2012..............       958,672
                                                      7,925,000      4.25% due 11/15/2014...........     7,561,567
                                                      6,100,000      4.50% due 11/15/2015...........     5,883,640
                                                      6,125,000      5.125% due 5/15/2016...........     6,159,453
                                                      4,550,000      4.875% due 8/15/2016...........     4,494,190
                                                      5,100,000      4.625% due 11/15/2016..........     4,942,619
                                                      8,351,000      4.625% due 2/15/2017(m)........     8,087,426
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL U.S. GOVERNMENT & AGENCY
                                                                   OBLIGATIONS
                                                                   (COST--$160,187,347)--17.8%......   159,772,244
------------------------------------------------------------------------------------------------------------------
                                                                           STRUCTURED NOTES
------------------------------------------------------------------------------------------------------------------
BRAZIL--0.9%                                                       JPMorgan Chase & Co. (NTN--B
                                                                     Linked Notes)(t):
                                                 BRL 13,285,791      6% due 8/15/2010...............     6,781,305
                                                      2,849,611      6% due 8/17/2010...............     1,454,587
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL STRUCTURED NOTES IN
                                                                   BRAZIL...........................     8,235,892
------------------------------------------------------------------------------------------------------------------
EUROPE--0.8%                                     USD  3,450,000    Goldman Sachs & Co. (Dow Jones
                                                                     EURO STOXX 50(R) Index Linked
                                                                     Notes), due 6/20/2008(j)(t)....     3,873,473
                                                      3,450,000    JPMorgan Chase & Co. (Dow Jones
                                                                     EURO STOXX 50(R) Index Linked
                                                                     Notes), due 6/17/2008(j)(t)....     3,829,845
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL STRUCTURED NOTES IN
                                                                   EUROPE...........................     7,703,318
------------------------------------------------------------------------------------------------------------------
GERMANY--0.4%                                         3,000,000    Goldman Sachs & Co. (DAX Linked
                                                                     Notes), due 10/19/2007(j)(t)...     3,658,569
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL STRUCTURED NOTES IN
                                                                   GERMANY..........................     3,658,569
------------------------------------------------------------------------------------------------------------------
JAPAN--0.7%                                           7,000,000    Goldman Sachs & Co. (TOPIX(R)
                                                                     Index Linked Notes), due
                                                                     1/28/2008(u)...................     6,163,654
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL STRUCTURED NOTES IN
                                                                   JAPAN............................     6,163,654
------------------------------------------------------------------------------------------------------------------
TAIWAN--0.2%                                          1,650,000    UBS AG (Total Return TWD Linked
                                                                     Notes), due 12/01/2010(a)(t)...     1,667,160
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL STRUCTURED NOTES IN
                                                                   TAIWAN...........................     1,667,160
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                      FACE
COUNTRY                                              AMOUNT                STRUCTURED NOTES              VALUE
------------------------------------------------------------------------------------------------------------------
UNITED STATES--2.0%                              USD 12,746,000    Morgan Stanley (Bear Market PLUS
                                                                     S&P 500 Index Linked Notes),
                                                                     Series F, due 7/07/2008(u).....  $ 12,115,073
                                                                   UBS AG (Gold Linked Notes)(t):
                                                        700,000      due 4/23/2008..................       764,023
                                                        780,000      due 4/28/2008..................       863,338
                                                        730,000      due 5/27/2008..................       761,695
                                                        770,000      due 6/18/2008..................       791,615
                                                        780,000      due 6/19/2008..................       803,548
                                                        800,000      due 7/09/2008..................       821,677
                                                        790,000      due 7/11/2008..................       846,237
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL STRUCTURED NOTES IN THE
                                                                   UNITED STATES....................    17,767,206
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL STRUCTURED NOTES
                                                                   (COST--$43,523,969)--5.0%........    45,195,799
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL FIXED INCOME SECURITIES
                                                                   (COST--$290,767,261)--33.1%......   297,928,151
------------------------------------------------------------------------------------------------------------------
                                                   BENEFICIAL
                         INDUSTRY                   INTEREST              OTHER INTERESTS(E)
------------------------------------------------------------------------------------------------------------------
UNITED STATES--0.0%      DIVERSIFIED             USD  1,400,000    AboveNet, Inc. (Litigation Trust
                         TELECOMMUNICATION                           Certificates)..................            14
                         SERVICES--0.0%
------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL OTHER INTERESTS
                                                                   (COST--$0)--0.0%.................            14
------------------------------------------------------------------------------------------------------------------
                                                      FACE
                                                     AMOUNT              SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------
CANADA--0.3%             FOREIGN COMMERCIAL      CAD  2,800,000    Canada Treasury Bill, 0% due
                         PAPER--0.3%                                 3/20/2008......................     2,542,513
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL SHORT-TERM SECURITIES IN
                                                                   CANADA...........................     2,542,513
------------------------------------------------------------------------------------------------------------------
ICELAND--0.0%            TIME DEPOSITS--0.0%     ISK 17,007,298    ISK Time Deposit, 13.58% due
                                                                     7/27/2007......................       273,232
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL SHORT-TERM SECURITIES IN
                                                                   ICELAND..........................       273,232
------------------------------------------------------------------------------------------------------------------
SINGAPORE--0.2%          TIME DEPOSITS--0.2%     SGD  3,667,535    SGD Time Deposit, 2.63% due
                                                                     7/16/2007......................     2,395,908
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL SHORT-TERM SECURITIES IN
                                                                   SINGAPORE........................     2,395,908
------------------------------------------------------------------------------------------------------------------
                                                   BENEFICIAL
                                                    INTEREST
------------------------------------------------------------------------------------------------------------------
UNITED STATES--12.3%                             USD 79,466,002    BlackRock Liquidity Series, LLC
                                                                     Cash Sweep Series,
                                                                     5.33%(d)(o)....................    79,466,002
                                                     30,907,900    BlackRock Liquidity Series, LLC
                                                                     Money Market Series,
                                                                     5.33%(d)(l)(o).................    30,907,900
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL SHORT-TERM SECURITIES IN
                                                                   THE UNITED STATES................   110,373,902
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL SHORT-TERM SECURITIES
                                                                   (COST--$115,373,800)--12.8%......   115,585,555
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                   NUMBER OF
                                                   CONTRACTS               OPTIONS PURCHASED             VALUE
------------------------------------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED                                      458    The Gap, Inc., expiring January
                                                                     2008 at USD 22.5...............  $     20,610
                                                            457    Newmont Mining Corp., expiring
                                                                     January 2008 at USD 55.........         6,855
                                                                                                      ------------
                                                                                                            27,465
------------------------------------------------------------------------------------------------------------------
PUT OPTIONS PURCHASED                                       260    Bed Bath & Beyond, Inc., expiring
                                                                     November 2007 at USD 35........        39,000
                                                            226    Black & Decker Corp., expiring
                                                                     August 2007 at USD 75..........         7,910
                                                                   iShares Russell 2000 Index Fund:
                                                          1,827      expiring September 2007 at USD
                                                                     75.............................       200,970
                                                          2,732      expiring September 2007 at USD
                                                                     78.............................       428,924
                                                          2,250      expiring September 2007 at USD
                                                                     80.............................       522,000
                                                          1,358      expiring November 2007 at USD
                                                                     80.............................       420,980
                                                            456    JB Hunt Transport Services, Inc.,
                                                                     expiring August 2007 at USD
                                                                     22.5...........................         4,560
                                                            451    Leggett & Platt, Inc., expiring
                                                                     September 2007 at USD 22.5.....        54,120
                                                            522    Masco Corp., expiring October
                                                                     2007 at USD 25.................        28,710
                                                            455    Royal Caribbean Cruises Ltd.,
                                                                     expiring September 2007 at USD
                                                                     35.............................        13,650
                                                            227    The Sherwin-Williams Co.,
                                                                     expiring September 2007 at USD
                                                                     60.............................        23,835
                                                            226    Washington Mutual, Inc., expiring
                                                                     October 2007 at USD 42.5.......        48,138
                                                            229    Whirlpool Corp., expiring
                                                                     September 2007 at USD 75.......         4,580
                                                                   Williams-Sonoma, Inc.:
                                                            455      expiring August 2007 at USD
                                                                     32.5...........................        79,625
                                                             81      expiring November 2007 at USD
                                                                     30.............................        12,555
                                                          2,624    Yen Call 2/8/95 64.75, expiring
                                                                     February 2008 at USD 106.9.....         6,975
                                                                                                      ------------
                                                                                                         1,896,532
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL OPTIONS PURCHASED (PREMIUMS
                                                                   PAID--$3,043,637)--0.2%..........     1,923,997
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS
                                                                   (COST--$775,886,329)--103.5%.....   932,591,146
------------------------------------------------------------------------------------------------------------------
                                                                            OPTIONS WRITTEN
------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN                                      1,390    3Com Corp., expiring January 2008
                                                                     at USD 5.......................       (27,800)
                                                            285    Apple Computer, Inc., expiring
                                                                     January 2008 at USD 85.........    (1,168,500)
                                                             30    Bausch & Lomb, Inc., expiring
                                                                     January 2008 at USD 45.........       (76,200)
                                                                   Burlington Northern Santa Fe
                                                                     Corp.:
                                                             55      expiring January 2008 at USD
                                                                     90.............................       (30,250)
                                                            138      expiring January 2008 at USD
                                                                     95.............................       (51,060)
                                                            144    Ciena Corp., expiring January
                                                                     2008 at USD 30.................      (125,280)

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                   NUMBER OF
                                                   CONTRACTS                OPTIONS WRITTEN              VALUE
------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN
(CONCLUDED)
                                                                   Comverse Technology, Inc.:
                                                          1,091      expiring January 2008 at USD
                                                                     17.5...........................  $   (512,770)
                                                             20      expiring January 2008 at USD
                                                                     20.............................        (5,500)
                                                                   eBay, Inc.:
                                                            117      expiring January 2008 at USD
                                                                     20.............................      (152,100)
                                                            120      expiring January 2008 at USD
                                                                     25.............................       (98,400)
                                                            244    El Paso Corp., expiring January
                                                                     2008 at USD 15.................       (75,640)
                                                            151    Foundation Coal Holdings, Inc.,
                                                                     expiring September 2007 at USD
                                                                     30.............................      (167,610)
                                                            277    Genesis Microchip, Inc., expiring
                                                                     September 2007 at USD 7.5......       (58,170)
                                                                   Motorola, Inc.,
                                                            333      expiring January 2008 at USD
                                                                     17.5...........................       (56,610)
                                                            253      expiring January 2008 at USD
                                                                     20.............................       (16,445)
                                                            168    Norfolk Southern Corp., expiring
                                                                     January 2008 at USD 50.........      (114,240)
                                                            343    Nortel Networks Corp., expiring
                                                                     January 2008 at USD 22.5.......      (126,910)
                                                            138    Novell, Inc., expiring January
                                                                     2008 at USD 7.5................       (14,490)
                                                                   Panera Bread Co. Class A:
                                                            133      expiring January 2008 at USD
                                                                     50.............................       (42,560)
                                                            231      expiring January 2008 at USD
                                                                     55.............................       (35,805)
                                                            166      expiring January 2008 at USD
                                                                     60.............................       (12,450)
                                                            198    Peabody Energy Corp., expiring
                                                                     January 2008 at USD 40.........      (221,760)
                                                                   Petroleo Brasileiro SA:
                                                             91      expiring January 2008 at USD
                                                                     105............................      (193,830)
                                                             68      expiring January 2008 at USD
                                                                     110............................      (120,360)
                                                            424    QUALCOMM, Inc., expiring January
                                                                     2008 at USD 40.................      (279,840)
                                                            102    Smith International, Inc.,
                                                                     expiring January 2008 at USD
                                                                     40.............................      (205,020)
                                                                   Sprint Nextel Corp.:
                                                            179      expiring January 2008 at USD
                                                                     20.............................       (44,750)
                                                            367      expiring January 2008 at USD
                                                                     22.5...........................       (53,215)
                                                            112    Suncor Energy, Inc., expiring
                                                                     January 2008 at USD 75.........      (220,640)
                                                            446    TIBCO Software, Inc., expiring
                                                                     January 2008 at USD 10.........       (26,760)
                                                            315    Valeant Pharmaceuticals
                                                                     International, expiring January
                                                                     2009 at USD....................      (138,600)
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL OPTIONS WRITTEN
                                                                   (PREMIUMS RECEIVED--
                                                                   $3,378,755)--(0.5%)..............    (4,473,565)
------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS, NET OF OPTIONS
                                                                   WRITTEN
                                                                   (COST--$772,507,574*)--103.0%....   928,117,581
                                                                   LIABILITIES IN EXCESS OF OTHER
                                                                   ASSETS--(3.0%)...................   (27,226,202)
                                                                                                      ------------
                                                                   NET ASSETS--100.0%...............  $900,891,379
                                                                                                      ============
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments, net of options written, as of June 30, 2007, as computed for federal income tax purposes, were as follows:

--------------------------------------------------------------------------
Aggregate cost..............................................  $777,562,637
                                                              ============
Gross unrealized appreciation...............................  $164,572,188
Gross unrealized depreciation...............................   (14,017,244)
                                                              ------------
Net unrealized appreciation.................................  $150,554,944
                                                              ============
--------------------------------------------------------------------------

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b) Floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate.

(c) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(d) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

---------------------------------------------------------------------------------------
                                                                  NET         INTEREST
AFFILIATE                                                      ACTIVITY        INCOME
---------------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC Cash Sweep Series...........  $31,254,692    $1,119,175
BlackRock Liquidity Series, LLC Money Market Series.........  $30,639,100    $    5,163
---------------------------------------------------------------------------------------

(e) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(f)  Convertible security.

(g)  Subject to principal paydowns.

(h) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

(i)  Depositary receipts.

(j)  Non-income producing security.

(k)  Represents a zero coupon bond.

(l)  Security was purchased with the cash proceeds from securities loans.

(m) Security, or a portion of security, is on loan.

(n)  Floating rate security.

(o)  Represents the current yield as of June 30, 2007.

(p) All or a portion of security held as collateral in connection with open financial futures contracts.

(q)  Issued with warrants.

(r)  Represents a step bond.

(s) Received through a bonus issue from Cia Vale do Rio Doce. As of June 30, 2007, the bond has not commenced trading and the coupon rate has not been determined. The security is a perpetual bond and has no definite maturity.

(t) Security represents an index linked note. The value of the instrument is derived from the price fluctuations in the underlying index.

(u) Security represents an index linked note. The value of the instrument is inversely derived from the price fluctuations in the underlying index.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

- Forward foreign exchange contracts purchased as of June 30, 2007 were as follows:

-------------------------------------------------
                                     UNREALIZED
FOREIGN CURRENCY    SETTLEMENT      APPRECIATION
PURCHASED           DATE           (DEPRECIATION)
-------------------------------------------------
CHF 7,402,156       July 2007        $  95,505
EUR 24,380,674      July 2007          292,552
EUR 8,094,135       August 2007         90,166
IDR 9,031,000,000   August 2007         47,788
INR 16,620,000      December 2007        3,580
INR 17,408,000      April 2008          18,685
JPY 943,860,650     July 2007         (114,596)
JPY 1,487,595,091   August 2007         37,336
VND 18,445,942,500  May 2008            (6,577)
-------------------------------------------------
TOTAL UNREALIZED APPRECIATION ON
FORWARD FOREIGN
EXCHANGE CONTRACTS--NET (USD
COMMITMENT--$72,376,578)             $ 464,439
                                     =========
-------------------------------------------------

-   Forward foreign exchange contracts sold as of June 30, 2007 were as follows:

---------------------------------------------
FOREIGN CURRENCY  SETTLEMENT      UNREALIZED
SOLD              DATE           DEPRECIATION
---------------------------------------------
IDR 5,925,600,000 August 2007      $(21,418)
INR 16,620,000    December 2007      (1,548)
---------------------------------------------
TOTAL UNREALIZED DEPRECIATION
ON FORWARD FOREIGN
EXCHANGE CONTRACTS (USD
COMMITMENT--$1,035,278)            $(22,966)
                                   ========
---------------------------------------------

-   Swaps outstanding as of June 30, 2007 were as follows:

-------------------------------------------------------------------------------------
                                                              NOTIONAL    UNREALIZED
                                                               AMOUNT    DEPRECIATION
-------------------------------------------------------------------------------------
Bought credit default protection on United Mexican States
  and pay 1.12%
Broker, Credit Suisse International
Expires May 2010............................................  $380,000     $ (8,733)
Bought credit default protection on DaimlerChrysler NA
Holding Corp. and pay 0.53%
Broker, JPMorgan Chase
Expires June 2011...........................................  $314,518       (3,374)
Bought credit default protection on Carnival Corp. and pay
0.25%
Broker, JPMorgan Chase
Expires September 2011......................................  $475,000       (1,086)
Bought credit default protection on Whirlpool Corp. and pay
0.48%
Broker, JPMorgan Chase
Expires September 2011......................................  $150,000       (1,255)
Bought credit default protection on McDonald's Corp. and pay
0.16%
Broker, JPMorgan Chase
Expires September 2011......................................  $150,000         (115)
Bought credit default protection on JC Penney Corp. and pay
0.53%
Broker, JPMorgan Chase
Expires September 2011......................................  $150,000         (455)
-------------------------------------------------------------------------------------
TOTAL                                                                      $(15,018)
                                                                           ========
-------------------------------------------------------------------------------------

-   Financial futures purchased as of June 30, 2007 were as follows:

----------------------------------------------------------------------------------------------
                                                                                  UNREALIZED
NUMBER OF                                           EXPIRATION        FACE       APPRECIATION
CONTRACTS         ISSUE            EXCHANGE            DATE          VALUE      (DEPRECIATION)
----------------------------------------------------------------------------------------------
    2       DAX Index 25 Euro  Eurex Deutschland  September 2007   $  526,678      $20,015
   10       DJ Euro Stoxx 50   Eurex Deutschland  September 2007   $  597,083       14,003
    1       EuroDollar Future       Chicago       September 2008   $  237,901         (864)
    8       FTSE 100 Index           LIFFE        September 2007   $1,055,089       11,299
   12       S&P TSE 60 Index       Montreal       September 2007   $1,793,517       19,917
----------------------------------------------------------------------------------------------
TOTAL UNREALIZED
APPRECIATION--NET                                                                  $64,370
                                                                                   =======
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2007 (concluded)
--------------------------------------------------------------------------------

-   Financial futures sold as of June 30, 2007 were as follows:

------------------------------------------------------------------------------------------------
NUMBER OF                                              EXPIRATION        FACE        UNREALIZED
CONTRACTS               ISSUE              EXCHANGE       DATE           VALUE      APPRECIATION
------------------------------------------------------------------------------------------------
    1       EuroDollar Future              Chicago   September 2009   $   237,549     $   937
    9       Japan 10-year Government Bond   Tokyo    September 2007   $ 9,690,902      41,440
   30       S&P 500 Index                  Chicago   September 2007   $11,373,444       7,944
------------------------------------------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION                                                         $50,321
                                                                                      =======
------------------------------------------------------------------------------------------------

-   Currency Abbreviations:

BRL  Brazilian Real
CAD  Canadian Dollar
CHF  Swiss Franc
EUR  Euro
GBP  British Pound
HKD  Hong Kong Dollar
IDR  Indonesian Rupiah
INR  Indian Rupee
ISK  Icelandic Krona
JPY  Japanese Yen
MYR  Malaysian Ringgit
NZD  New Zealand Dollar
PLN  Polish Zloty
SEK  Swedish Krona
SGD  Singapore Dollar
TRY  Turkish Lira
USD  U.S. Dollar
VND  Vietnam Dong

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Statement of Assets and Liabilities as of June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $29,982,417) (identified
  cost--$662,468,790).......................................                  $820,293,247
Investments in affiliated securities, at value (identified
  cost--$110,373,902).......................................                   110,373,902
Options purchased, at value (premiums paid--$3,043,637).....                     1,923,997
Unrealized appreciation on forward foreign exchange
  contracts.................................................                       585,612
Cash........................................................                       595,284
Foreign cash (cost--$1,175,840).............................                     1,179,604
Receivables:
  Interest..................................................  $  3,154,349
  Securities sold...........................................     2,088,599
  Dividends.................................................     1,373,350
  Capital shares sold.......................................       718,646
  Variation margin..........................................        28,606
  Securities lending........................................         2,249       7,365,799
                                                              ------------
Prepaid expenses and other assets...........................                        21,625
                                                                              ------------
Total assets................................................                   942,339,070
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                    30,907,900
Options written, at value (premiums received--$3,378,755)...                     4,473,565
Unrealized depreciation on swaps............................                        15,018
Unrealized depreciation on forward foreign exchange
  contracts.................................................                       144,139
Deferred foreign capital gain tax...........................                        67,541
Payables:
  Securities purchased......................................     4,871,433
  Investment adviser........................................       460,934
  Capital shares redeemed...................................       187,274
  Distributor...............................................        29,654
  Other affiliates..........................................         6,738
  Swaps.....................................................           512       5,556,545
                                                              ------------
Accrued expenses and other liabilities......................                       282,983
                                                                              ------------
Total liabilities...........................................                    41,447,691
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $900,891,379
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized.........................................                  $  4,641,048
Class II Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized.........................................                         9,556
Class III Shares of Common Stock, $.10 par value,
  200,000,000 shares authorized.............................                     1,085,961
Paid-in capital in excess of par............................                   699,807,819
Undistributed investment income--net........................  $  7,505,595
Undistributed realized capital gains--net...................    31,702,335
Unrealized appreciation--net................................   156,139,065
                                                              ------------
Total accumulated earnings--net.............................                   195,346,995
                                                                              ------------
NET ASSETS..................................................                  $900,891,379
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $741,045,900 and 46,410,480
  shares outstanding........................................                  $      15.97
                                                                              ============
Class II--Based on net assets of $1,524,654 and 95,557
  shares outstanding........................................                  $      15.96
                                                                              ============
Class III--Based on net assets of $158,320,825 and
  10,859,611 shares outstanding.............................                  $      14.58
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $405,196 foreign withholding tax).........                $ 6,730,729
Interest (including $1,119,175 from affiliates and net of
  $9,004 foreign withholding tax)...........................                  6,510,737
Securities lending--net.....................................                      5,163
                                                                            -----------
Total income................................................                 13,246,629
                                                                            -----------
----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $2,716,713
Custodian fees..............................................     166,198
Accounting services.........................................     140,673
Distribution fees--Class III................................     136,867
Printing and shareholder reports............................      69,271
Professional fees...........................................      32,503
Directors' fees and expenses................................      22,908
Pricing services............................................      16,004
Transfer agent fees--Class I................................       2,215
Distribution fees--Class II.................................       1,245
Transfer agent fees--Class III..............................         330
Transfer agent fees--Class II...............................           5
Other.......................................................      14,319
                                                              ----------
Total expenses..............................................                  3,319,251
                                                                            -----------
Investment income--net......................................                  9,927,378
                                                                            -----------
----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on:
  Investments--net (including $10,037 in foreign capital
    gain tax)...............................................  30,088,353
  Financial futures contracts and swaps--net................    (762,974)
  Options written--net......................................     701,935
  Foreign currency transactions--net........................    (929,974)    29,097,340
                                                              ----------
Change in unrealized appreciation/depreciation on:
  Investments--net (including $58,353 in foreign capital
    gain tax credit)........................................  24,442,582
  Financial futures contracts and swaps--net................     261,917
  Options written--net......................................   1,284,868
  Foreign currency transactions--net........................     304,356     26,293,723
                                                              ----------    -----------
Total realized and unrealized gain--net.....................                 55,391,063
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $65,318,441
                                                                            ===========
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               FOR THE SIX
                                                              MONTHS ENDED         FOR THE
                                                              JUNE 30, 2007      YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                             (UNAUDITED)    DECEMBER 31, 2006
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  9,927,378      $ 15,834,185
Realized gain--net..........................................    29,097,340        72,675,236
Change in unrealized appreciation/depreciation--net.........    26,293,723        25,105,044
                                                              ------------      ------------
Net increase in net assets resulting from operations........    65,318,441       113,614,465
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................            --       (18,496,788)
  Class II..................................................            --           (43,035)
  Class III.................................................            --        (1,901,349)
Realized gain--net:
  Class I...................................................            --       (26,938,871)
  Class II..................................................            --           (66,550)
  Class III.................................................            --        (2,881,439)
                                                              ------------      ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................            --       (50,328,032)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................    44,666,402        17,122,624
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................   109,984,843        80,409,057
Beginning of period.........................................   790,906,536       710,497,479
                                                              ------------      ------------
End of period*..............................................  $900,891,379      $790,906,536
                                                              ============      ============
-----------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................  $  7,505,595      $ (2,421,783)
                                                              ============      ============
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                              CLASS I
                                             -------------------------------------------------------------------------
                                                 FOR THE
THE FOLLOWING PER SHARE DATA AND RATIOS      SIX MONTHS ENDED              FOR THE YEAR ENDED DECEMBER 31,
HAVE BEEN DERIVED FROM INFORMATION            JUNE 30, 2007     ------------------------------------------------------
PROVIDED IN THE FINANCIAL STATEMENTS.          (UNAUDITED)        2006         2005       2004       2003       2002
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......      $  14.78       $  13.54     $  12.56   $  11.29   $   8.62   $   9.74
                                                 --------       --------     --------   --------   --------   --------
Investment income--net***..................           .18            .32          .27        .23        .21        .26
Realized and unrealized gain (loss)--net...          1.01           1.92         1.03       1.41       2.77      (1.05)
                                                 --------       --------     --------   --------   --------   --------
Total from investment operations...........          1.19           2.24         1.30       1.64       2.98       (.79)
                                                 --------       --------     --------   --------   --------   --------
Less dividends and distributions:
  Investment income--net...................            --           (.41)        (.32)      (.37)      (.31)      (.33)
  Realized gain--net.......................            --           (.59)          --         --         --         --
                                                 --------       --------     --------   --------   --------   --------
Total dividends and distributions..........            --          (1.00)        (.32)      (.37)      (.31)      (.33)
                                                 --------       --------     --------   --------   --------   --------
Net asset value, end of period.............      $  15.97       $  14.78     $  13.54   $  12.56   $  11.29   $   8.62
                                                 ========       ========     ========   ========   ========   ========
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.........         8.05%+        16.53%++     10.43%     14.57%     34.57%     (8.15%)
                                                 ========       ========     ========   ========   ========   ========
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................          .76%*          .79%         .77%       .76%       .75%       .77%
                                                 ========       ========     ========   ========   ========   ========
Investment income--net.....................         2.40%*         2.18%        2.07%      1.93%      2.16%      2.77%
                                                 ========       ========     ========   ========   ========   ========
----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...      $741,046       $717,928     $679,681   $613,145   $507,674   $349,514
                                                 ========       ========     ========   ========   ========   ========
Portfolio turnover.........................           18%            55%          57%        44%        47%        56%
                                                 ========       ========     ========   ========   ========   ========
----------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Aggregate total investment return.

++ In 2006, Merrill Lynch Investment Managers, L.P. fully reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which had a minimal impact on total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                            CLASS II
                                            ------------------------------------------------------------------------
                                                                          FOR THE
                                                FOR THE                  YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS     SIX MONTHS ENDED            DECEMBER 31,               FOR THE PERIOD
HAVE BEEN DERIVED FROM INFORMATION           JUNE 30, 2007     ------------------------------   NOVEMBER 24, 2003@
PROVIDED IN THE FINANCIAL STATEMENTS.         (UNAUDITED)       2006         2005      2004     TO DECEMBER 31, 2003
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......      $ 14.78        $ 13.54      $ 12.56   $ 11.29         $ 10.73
                                                -------        -------      -------   -------         -------
Investment income--net***.................          .17            .29          .25       .21             .01
Realized and unrealized gain--net.........         1.01           1.92         1.03      1.41             .85
                                                -------        -------      -------   -------         -------
Total from investment operations..........         1.18           2.21         1.28      1.62             .86
                                                -------        -------      -------   -------         -------
Less dividends and distributions:
  Investment income--net..................           --           (.38)        (.30)     (.35)           (.30)
  Realized gain--net......................           --           (.59)          --        --              --
                                                -------        -------      -------   -------         -------
Total dividends and distributions.........           --           (.97)        (.30)     (.35)           (.30)
                                                -------        -------      -------   -------         -------
Net asset value, end of period............      $ 15.96        $ 14.78      $ 13.54   $ 12.56         $ 11.29
                                                =======        =======      =======   =======         =======
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share........        7.98%+        16.36%++     10.27%    14.40%           8.05%+
                                                =======        =======      =======   =======         =======
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..................................         .91%*          .94%         .92%      .91%            .95%*
                                                =======        =======      =======   =======         =======
Investment income--net....................        2.24%*         2.03%        1.92%     1.78%           0.87%*
                                                =======        =======      =======   =======         =======
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..............................      $ 1,525        $ 1,771      $ 1,743   $ 1,720         $ 1,797
                                                =======        =======      =======   =======         =======
Portfolio turnover........................          18%            55%          57%       44%             47%
                                                =======        =======      =======   =======         =======
--------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Aggregate total investment return.

++ In 2006, Merrill Lynch Investment Managers, L.P. fully reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which had a minimal impact on total investment return.

@   Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                             CLASS III
                                              -----------------------------------------------------------------------
                                                                            FOR THE
                                                  FOR THE                 YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE  SIX MONTHS ENDED           DECEMBER 31,               FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN      JUNE 30, 2007     -----------------------------   NOVEMBER 18, 2003@
THE FINANCIAL STATEMENTS.                       (UNAUDITED)       2006        2005      2004     TO DECEMBER 31, 2003
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........      $  13.51       $ 12.45     $ 11.58   $ 10.46         $ 10.00
                                                  --------       -------     -------   -------         -------
Investment income (loss)--net***............           .02           .23         .22       .19              --+++
Realized and unrealized gain--net...........          1.05          1.81         .95      1.29             .76
                                                  --------       -------     -------   -------         -------
Total from investment operations............          1.07          2.04        1.17      1.48             .76
                                                  --------       -------     -------   -------         -------
Less dividends and distributions:
  Investment income--net....................            --          (.39)       (.30)     (.36)           (.30)
  Realized gain--net........................            --          (.59)         --        --              --
                                                  --------       -------     -------   -------         -------
Total dividends and distributions...........            --          (.98)       (.30)     (.36)           (.30)
                                                  --------       -------     -------   -------         -------
Net asset value, end of period..............      $  14.58       $ 13.51     $ 12.45   $ 11.58         $ 10.46
                                                  ========       =======     =======   =======         =======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........         7.92%+       16.40%++    10.18%    14.20%           7.62%+
                                                  ========       =======     =======   =======         =======
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................         1.01%*        1.04%       1.02%     1.01%           1.08%*
                                                  ========       =======     =======   =======         =======
Investment income (loss)--net...............         2.21%*        1.88%       1.85%     1.79%          (0.24%)*
                                                  ========       =======     =======   =======         =======
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....      $158,321       $71,208     $29,074   $ 9,455         $    37
                                                  ========       =======     =======   =======         =======
Portfolio turnover..........................           18%           55%         57%       44%             47%
                                                  ========       =======     =======   =======         =======
---------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Aggregate total investment return.

++ In 2006, Merrill Lynch Investment Managers, L.P. fully reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which had a minimal impact on total investment return.

+++ Amount is less than ($.01) per share.

@   Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock Global Allocation V.I Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Company under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges.

  Options written or purchased are valued at the last sales price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements and structured notes are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the OTC market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will

--------------------------------------------------------------------------------

generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Company's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable

--------------------------------------------------------------------------------

interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

  (e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (j) Recent accounting pronouncements--Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. and various state tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's tax returns remains open for the years ended December 31, 2003 through December 31, 2006.

  In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

--------------------------------------------------------------------------------

  In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with the Manager. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average daily value of the Fund's net assets. In addition, the Manager has entered into sub-advisory agreements with BlackRock Investment Management, LLC ("BIM") and BlackRock Asset Management U.K. Limited, both affiliates of the Manager, under which the Manager pays each Sub-Adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Company also has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the six months ended June 30, 2007, BIM received $2,132 in securities lending agent fees from the Fund.

  For the six months ended June 30, 2007, the Fund reimbursed the Manager $6,769 for certain accounting services.

  In addition, MLPF&S received $15,371 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2007.

  PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3. INVESTMENTS:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended June 30, 2007 were $165,001,141 and $138,511,356, respectively.

  Transactions in call options written for the six months ended June 30, 2007 were as follows:

-------------------------------------------------------------------
                                            Number of    Premiums
Call Options Written                        Contracts    Received
-------------------------------------------------------------------
Outstanding call options written,
 beginning of period......................   13,987     $ 4,174,336
Options written...........................    3,731       1,753,611
Options closed............................   (1,834)       (820,261)
Options expired...........................   (3,360)       (418,281)
Options exercised.........................   (4,395)     (1,310,650)
                                             ------     -----------
Outstanding call options written, end of
 period...................................    8,129     $ 3,378,755
                                             ======     ===========
-------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions was $44,666,402 and $17,122,624 for the six months ended June 30, 2007 and the year ended December 31, 2006, respectively.

--------------------------------------------------------------------------------

  Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------
Class I Shares for the Six Months Ended
June 30, 2007                              Shares     Dollar Amount
-------------------------------------------------------------------
Shares sold............................     521,835   $  7,946,036
Shares redeemed........................  (2,690,816)   (41,152,625)
                                         ----------   ------------
Net decrease...........................  (2,168,981)  $(33,206,589)
                                         ==========   ============
-------------------------------------------------------------------

-------------------------------------------------------------------
Class I Shares for the Year Ended
December 31, 2006                          Shares     Dollar Amount
-------------------------------------------------------------------
Shares sold............................   1,937,901   $ 28,171,478
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................   3,074,131     45,435,659
                                         ----------   ------------
Total issued...........................   5,012,032     73,607,137
Shares redeemed........................  (6,631,759)   (96,744,542)
                                         ----------   ------------
Net decrease...........................  (1,619,727)  $(23,137,405)
                                         ==========   ============
-------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Six Months Ended                  Dollar
June 30, 2007                                  Shares     Amount
------------------------------------------------------------------
Shares sold..................................    2,012   $  31,480
Shares redeemed..............................  (26,285)   (405,779)
                                               -------   ---------
Net decrease.................................  (24,273)  $(374,299)
                                               =======   =========
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                        Dollar
December 31, 2006                              Shares     Amount
------------------------------------------------------------------
Shares sold..................................       42   $     653
Shares issued to shareholders in reinvestment
 of dividends and distributions..............    7,414     109,585
                                               -------   ---------
Total issued.................................    7,456     110,238
Shares redeemed..............................  (16,330)   (240,056)
                                               -------   ---------
Net decrease.................................   (8,874)  $(129,818)
                                               =======   =========
------------------------------------------------------------------

-------------------------------------------------------------------
Class III Shares for the Six Months Ended                 Dollar
June 30, 2007                                Shares       Amount
-------------------------------------------------------------------
Shares sold.............................    5,819,918   $81,477,964
Shares redeemed.........................     (231,038)   (3,230,674)
                                           ----------   -----------
Net increase............................    5,588,880   $78,247,290
                                           ==========   ===========
-------------------------------------------------------------------

-------------------------------------------------------------------
Class III Shares for the Year Ended
December 31, 2006                          Shares     Dollar Amount
-------------------------------------------------------------------
Shares sold............................   5,046,538   $ 69,004,565
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................     354,018      4,782,788
                                         ----------   ------------
Total issued...........................   5,400,556     73,787,353
Shares redeemed........................  (2,464,621)   (33,397,506)
                                         ----------   ------------
Net increase...........................   2,935,935   $ 40,389,847
                                         ==========   ============
-------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders, which expires November 2007. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2007.

6. COMMITMENTS:

At June 30, 2007, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase various foreign currencies with an approximate value of $1,109,000.

--------------------------------------------------------------------------------

       BLACKROCK GLOBAL GROWTH V.I. FUND
       -------------------------------------------------------------------------

                                                  Semi-Annual Report (Unaudited)
                                                                   June 30, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS
BlackRock Global Growth V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  The Fund solidly outperformed its benchmark index and comparable Lipper category average for the period, benefiting significantly from favorable geographic exposures and successful stock selection.

HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2007, BlackRock Global Growth V.I. Fund's Class I Shares had a total return of +17.38%. For the same period, the benchmark Morgan Stanley Capital International (MSCI) World Index returned +9.17% (in U.S. dollar terms) and the Lipper Global Growth Funds (Variable Products) category posted an average return of +10.26%. (Funds in this Lipper category invest at least 75% of their equity assets in companies both inside and outside the United States. Growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P Citigroup World Broad Market Index.)

  Global equity markets enjoyed strong returns over the six-month period ended June 2007. Most major markets significantly outperformed the MSCI World Index (in U.S.-dollar terms), with the notable exceptions of the United States and Japan. Markets in emerging/developing economies outperformed developed markets by a nearly two-to-one margin over the period.

  Despite the positive performance overall, a near 6% retreat in the MSCI World Index in late February was triggered by fears of overheating in Asian markets (specifically, China's Shanghai stock exchange) as well as resurfacing concern over the fate of the global "carrytrade" that has, in effect, supported perceived liquidity for some time. These issues were short-lived, however, as global equities recovered briskly from their early March lows. Slower first-quarter gross domestic product growth in the United States did not impede overall global growth patterns as many had feared, as emerging/developing economies continued to expand at attractive rates. Sector leadership reverted back to a more cyclical orientation by period-end, with the industrials, materials and energy sectors generating strong returns.

WHAT FACTORS MOST INFLUENCED FUND PERFORMANCE?

  The Fund outperformed the benchmark MSCI World Index and its comparable Lipper category average for the period. Country allocation and stock selection were significant positive contributors to the Fund's results. Specifically, our considerable underweight of the U.S. market (approximately 31% in the portfolio at period-end versus 47% for the MSCI World Index) and a significant overweight in Australia (approximately 19% of portfolio assets at period-end) benefited performance. Our exposures in Hong Kong/China (9%) and Switzerland (5%) also generated favorable returns for the Fund.

  Outperformance from security selection in the financials, industrials, energy and health care sectors also was meaningful during the period. Specific holdings that contributed to Fund returns included Leighton Holdings Ltd. (Australia), National Oilwell Varco Inc. (U.S.), Wacker Chemie AG (Germany), BEAerospace Inc. (U.S.) and CSL Ltd. (Australia).

  A slightly overweight position in information technology and stock selection in the materials sector marginally detracted from relative performance, as did the Fund's cash balances. Specific holdings that negatively impacted returns included Starbucks Corp. (U.S.), International Game Technology (U.S.), Samsung Electronics Co. Ltd. (South Korea), Nutrisystem Inc. (U.S.) and Zinifex Ltd. (Australia).

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  After the late-February market pullback, we regained confidence in the global outlook and took steps to position the portfolio accordingly. Exposure to the industrials, energy and materials sectors was increased measurably to reflect various opportunities we have identified, particularly in the Asia-Pacific region. The Fund's exposure to the financials sector was reduced to a further underweight on concerns over higher global interest rates and lack of convincing investment ideas. (At more than 25%, financials is the largest sector in the benchmark MSCI World Index.) Positions in the health care and consumer discretionary sectors also were lowered for stock-specific reasons.

  From a geographic perspective, we modestly reduced the portfolio's exposure to India early in the period from approximately 12% of net assets to about 8% on near-term concern over recent interest rate increases in the country. The Fund's exposure to Australia was lowered from 21% of net assets to roughly 19% in March on profit-taking opportunities. We established modest positions in Brazil (3%) and Mexico (1%)

--------------------------------------------------------------------------------

based upon a favorable consumer growth profile. The portfolio's allocation to the U.S. market increased slightly from approximately 29% of net assets to approximately 31%.

  Significant additions to the portfolio during the period included Monsanto Co. (U.S.), ABB Ltd (Switzerland), Deere & Co., Altria Group Inc., McDonalds Corp. and EMC Corp. (all U.S.), Net Servicos De Communicao (Brazil), America Movil SAB (Mexico), Worley Parsons Ltd. (Australia), MEMC Electronic Materials, Inc. (U.S.), Freeport McMoRan Copper & Gold Inc. (U.S.) and Standard Chartered PLC (U.K.), among others. Significant reductions or liquidations included Publishing & Broadcasting Ltd. (Australia), National Australia Bank (Australia), Cerner Corp. (U.S.), Energy Resources of Australia Ltd (Australia), Corning Inc. (U.S.), Charles Schwab Corp. (U.S.), The Goldman Sachs Group, Inc. (U.S.), Cognizant Technology Solutions Corp. (U.S.), Commonwealth Bank of Australia (Australia), ZTE Corp. (Hong Kong), Kohls Corp. (U.S.), Best Buy Co., Inc. (U.S.), Trinity Industries, Inc. (U.S.), ICICI Bank Ltd. (India), Grant Prideco, Inc. (U.S.) and SAP (Germany), among others.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  U.S. economic growth (that is, gross domestic product growth) has decelerated over recent quarters in what we view as a typical mid-cycle slowdown scenario. At the same time, most other global economies continue to experience strong rates of growth, providing a rather balanced demand backdrop worldwide. While the U.S. housing market is experiencing some dislocation, we do not expect a recession to unfold and, in fact, suspect there is upside risk to accelerating economic growth from current levels by year-end 2007.

  We continue to find relatively attractive investment opportunities worldwide. At period-end, roughly 42% of the portfolio's net assets was invested in stocks in the Asia-Pacific region and about 17% in emerging market economies. From a sector perspective, the Fund ended the period overweight in industrials, materials and energy, and underweight in financials, consumer discretionary and health care.

Thomas E. Burke, CFA
Portfolio Manager

July 13, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------

(LINE GRAPH)

                                                                BLACKROCK GLOBAL GROWTH V.I.          MORGAN STANLEY CAPITAL
                                                                   FUND+--CLASS I SHARES*          INTERNATIONAL WORLD INDEX++
                                                                ----------------------------       ---------------------------
6/05/98**                                                                  10000                              10000
6/98                                                                       10160                              10000
6/99                                                                       11437                              11567
6/00                                                                       14827                              12977
6/01                                                                       10673                              10343
6/02                                                                        8253                               8769
6/03                                                                        7580                               8561
6/04                                                                        9508                              10616
6/05                                                                       10951                              11683
6/06                                                                       13416                              13661
6/07                                                                       17991                              16884

(LINE GRAPH)

                                               BLACKROCK GLOBAL GROWTH     BLACKROCK GLOBAL GROWTH
                                                V.I. FUND+--CLASS II        V.I. FUND+--CLASS III       MORGAN STANLEY CAPITAL
                                                       SHARES*                     SHARES*            INTERNATIONAL WORLD INDEX++
                                               -----------------------     -----------------------    ---------------------------
9/30/04**                                               10000                       10000                        10000
6/05                                                    11228                       11228                        11117
6/06                                                    13756                       13756                        12999
6/07                                                    18423                       18411                        16065

* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

**  Commencement of operations.

+ The Fund invests in a diversified portfolio of equity securities of issuers located in various foreign countries and the United States, placing particular emphasis on companies that have exhibited above-average earnings growth.

++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States. The starting date for the Index in the graph for Class I Shares is from 6/30/98.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/07                                           +34.10%
--------------------------------------------------------------------------
Five Years Ended 6/30/07                                         +16.87
--------------------------------------------------------------------------
Inception (6/05/98) through 6/30/07                              + 6.69
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/07                                           +33.93%
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/07                              +24.90
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/07                                           +33.84%
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/07                              +24.87
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2007                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +17.38%        +34.10%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +17.23         +33.93
-----------------------------------------------------------------------------------------
Class III Shares*                                                +17.24         +33.84
-----------------------------------------------------------------------------------------
MSCI World Index**                                               + 9.17         +23.59
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares. If such fees were included, returns shown would have been lower.

** This unmanaged market-capitalization weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.

    Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2007 and held through June 30, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                                 BEGINNING         ENDING       DURING THE PERIOD*
                                                               ACCOUNT VALUE    ACCOUNT VALUE   JANUARY 1, 2007 TO
                                                              JANUARY 1, 2007   JUNE 30, 2007     JUNE 30, 2007
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,173.80           $5.15
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,172.30           $6.01
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,172.40           $6.55
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,020.16           $4.78
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,019.37           $5.59
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,018.87           $6.09
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.95% for Class I, 1.11% for Class II and 1.21% for Class III), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Portfolio Information as of June 30, 2007
--------------------------------------------------------------------------------

                                                                   PERCENT OF
GEOGRAPHIC ALLOCATION                                         LONG-TERM INVESTMENTS
-----------------------------------------------------------------------------------
United States...............................................          30.9%
Australia...................................................          19.0
India.......................................................           8.0
Hong Kong...................................................           7.4
Japan.......................................................           5.5
Switzerland.................................................           5.4
Canada......................................................           4.3
Brazil......................................................           3.6
France......................................................           3.1
United Kingdom..............................................           2.3
China.......................................................           1.6
South Africa................................................           1.5
Germany.....................................................           1.5
Singapore...................................................           1.1
Mexico......................................................           1.0
South Korea.................................................           1.0
Italy.......................................................           0.8
Spain.......................................................           0.6
Norway......................................................           0.6
Sweden......................................................           0.5
Bermuda.....................................................           0.3
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Schedule of Investments as of June 30, 2007 (unaudited)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                        SHARES
AFRICA                       INDUSTRY                    HELD                    COMMON STOCKS                  VALUE
------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA--1.5%           CONSTRUCTION                  3,400    Pretoria Portland Cement Co. Ltd. .....  $   235,227
                             MATERIALS--0.3%
                             -------------------------------------------------------------------------------------------
                             HEALTH CARE PROVIDERS &      99,400    Network Healthcare Holdings Ltd. ......      202,386
                             SERVICES--0.2%
                             -------------------------------------------------------------------------------------------
                             INDUSTRIAL                   11,400    Barloworld Ltd. .......................      316,764
                             CONGLOMERATES--0.4%
                             -------------------------------------------------------------------------------------------
                             MEDIA--0.3%                  10,500    Naspers Ltd. ..........................      269,770
                             -------------------------------------------------------------------------------------------
                             METALS & MINING--0.3%         9,600    Impala Platinum Holdings Ltd. .........      291,861
                             -------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN AFRICA--1.5%....    1,316,008
------------------------------------------------------------------------------------------------------------------------
EUROPE
------------------------------------------------------------------------------------------------------------------------
FRANCE--3.1%                 CONSTRUCTION &                7,200    Vinci SA...............................      537,387
                             ENGINEERING--0.6%
                             -------------------------------------------------------------------------------------------
                             ELECTRIC UTILITIES--0.3%      2,100    Electricite de France SA...............      226,975
                             -------------------------------------------------------------------------------------------
                             ELECTRICAL                      400    Areva SA...............................      426,714
                             EQUIPMENT--0.5%
                             -------------------------------------------------------------------------------------------
                             MULTI-UTILITIES--1.1%        12,825    Veolia Environnement SA................    1,007,288
                             -------------------------------------------------------------------------------------------
                             TEXTILES, APPAREL &           4,700    LVMH Moet Hennessy Louis Vuitton SA....      540,804
                             LUXURY GOODS--0.6%
                             -------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN FRANCE..........    2,739,168
------------------------------------------------------------------------------------------------------------------------
GERMANY--1.5%                AUTOMOBILES--0.4%               200    Porsche AG (Preference Shares).........      356,701
                             -------------------------------------------------------------------------------------------
                             CHEMICALS--0.8%               2,900    Wacker Chemie AG.......................      683,020
                             -------------------------------------------------------------------------------------------
                             INDUSTRIAL                    1,700    Siemens AG.............................      244,637
                             CONGLOMERATES--0.3%
                             -------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN GERMANY.........    1,284,358
------------------------------------------------------------------------------------------------------------------------
ITALY--0.8%                  COMMERCIAL BANKS--0.8%       78,600    UniCredito Italiano SpA................      701,918
                             -------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN ITALY...........      701,918
------------------------------------------------------------------------------------------------------------------------
NORWAY--0.6%                 ELECTRICAL                   14,500    Renewable Energy Corp. AS(a)...........      561,562
                             EQUIPMENT--0.6%
                             -------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN NORWAY..........      561,562
------------------------------------------------------------------------------------------------------------------------
SPAIN--0.6%                  DIVERSIFIED FINANCIAL         9,700    Bolsas y Mercados Espanoles............      566,196
                             SERVICES--0.6%
                             -------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN SPAIN...........      566,196
------------------------------------------------------------------------------------------------------------------------
SWEDEN--0.5%                 DIVERSIFIED FINANCIAL        14,200    OMHEX AB...............................      422,914
                             SERVICES--0.5%
                             -------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN SWEDEN..........      422,914
------------------------------------------------------------------------------------------------------------------------
SWITZERLAND--5.3%            CHEMICALS--0.6%               5,600    Lonza Group AG Registered Shares.......      513,804
                             -------------------------------------------------------------------------------------------
                             COMMERCIAL SERVICES &           400    SGS SA.................................      472,986
                             SUPPLIES--0.5%
                             -------------------------------------------------------------------------------------------
                             ELECTRICAL                   49,700    ABB Ltd. ..............................    1,120,625
                             EQUIPMENT--1.3%
                             -------------------------------------------------------------------------------------------
                             OIL, GAS & CONSUMABLE         3,850    Petroplus Holdings AG(a)...............      393,494
                             FUELS--0.4%
                             -------------------------------------------------------------------------------------------
                             PHARMACEUTICALS--1.8%        13,700    Novartis AG Registered Shares..........      769,126
                                                           4,700    Roche Holding AG.......................      832,777
                                                                                                             -----------
                                                                                                               1,601,903
                             -------------------------------------------------------------------------------------------
                             TEXTILES, APPAREL &          11,400    The Swatch Group Ltd. Registered
                             LUXURY GOODS--0.7%                       Shares...............................      644,787
                             -------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN SWITZERLAND.....    4,747,599
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

EUROPE                                                    SHARES
(CONCLUDED)                  INDUSTRY                       HELD                 COMMON STOCKS                  VALUE
------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--2.2%         BEVERAGES--1.2%              50,000    Diageo Plc.............................  $ 1,039,246
                             -------------------------------------------------------------------------------------------
                             COMMERCIAL BANKS--0.6%       17,000    Standard Chartered Plc.................      554,495
                             -------------------------------------------------------------------------------------------
                             COMMERCIAL SERVICES &        20,000    Intertek Group Plc.....................      392,497
                             SUPPLIES--0.4%
                             -------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN THE UNITED
                                                                    KINGDOM................................    1,986,238
------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN EUROPE--14.6%...   13,009,953
------------------------------------------------------------------------------------------------------------------------
LATIN
AMERICA
------------------------------------------------------------------------------------------------------------------------
BRAZIL--3.6%                 BEVERAGES--0.7%               8,400    Cia de Bebidas das Americas (Preference
                                                                      Shares)(b)...........................      588,000
                             -------------------------------------------------------------------------------------------
                             COMMERCIAL BANKS--0.4%       13,000    Banco Bradesco SA(b)...................      313,430
                             -------------------------------------------------------------------------------------------
                             MEDIA--0.8%                  44,047    NET Servicos de Comunicacao SA
                                                                      (Preference Shares)(a)...............      727,266
                             -------------------------------------------------------------------------------------------
                             METALS & MINING--0.3%         4,800    Companhia Vale do Rio Doce (Common
                                                                      Shares)(b)...........................      213,840
                             -------------------------------------------------------------------------------------------
                             MULTILINE RETAIL--0.4%       20,600    Lojas Renner SA........................      382,312
                             -------------------------------------------------------------------------------------------
                             OIL, GAS & CONSUMABLE         4,600    Petroleo Brasileiro SA(b)..............      557,842
                             FUELS--0.6%
                             -------------------------------------------------------------------------------------------
                             PERSONAL PRODUCTS--0.4%      26,700    Natura Cosmeticos SA...................      385,482
                             -------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN BRAZIL..........    3,168,172
------------------------------------------------------------------------------------------------------------------------
MEXICO--1.0%                 MEDIA--0.2%                   6,600    Grupo Televisa, SA(b)..................      182,226
                             -------------------------------------------------------------------------------------------
                             WIRELESS                     11,500    America Movil, SA de CV(b).............      712,195
                             TELECOMMUNICATION
                             SERVICES--0.8%
                             -------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN MEXICO..........      894,421
------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN LATIN
                                                                    AMERICA--4.6%..........................    4,062,593
------------------------------------------------------------------------------------------------------------------------
NORTH
AMERICA
------------------------------------------------------------------------------------------------------------------------
BERMUDA--0.3%                ENERGY EQUIPMENT &           12,800    SeaDrill Ltd.(a).......................      274,595
                             SERVICES--0.3%
                             -------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN BERMUDA.........      274,595
------------------------------------------------------------------------------------------------------------------------
CANADA--4.3%                 CHEMICALS--1.3%              14,400    Potash Corp. of Saskatchewan Inc. .....    1,124,397
                             -------------------------------------------------------------------------------------------
                             COMMERCIAL BANKS--1.1%        8,800    Bank of Nova Scotia....................      428,662
                                                           9,800    Royal Bank of Canada...................      520,888
                                                                                                             -----------
                                                                                                                 949,550
                             -------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIAL         6,400    TSX Group, Inc. .......................      250,533
                             SERVICES--0.3%
                             -------------------------------------------------------------------------------------------
                             ENERGY EQUIPMENT &           16,800    Ensign Resource Service Group..........      299,648
                             SERVICES--0.3%
                             -------------------------------------------------------------------------------------------
                             FOOD & STAPLES                8,000    Shoppers Drug Mart Corp. ..............      370,542
                             RETAILING--0.4%
                             -------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

NORTH
AMERICA                                                   SHARES
(CONTINUED)                  INDUSTRY                       HELD                 COMMON STOCKS                  VALUE
------------------------------------------------------------------------------------------------------------------------
CANADA
(CONCLUDED)
                             METALS & MINING--0.3%         5,800    Teck Cominco Ltd. Class B..............  $   246,102
                             -------------------------------------------------------------------------------------------
                             OIL, GAS & CONSUMABLE        10,600    Cameco Corp. ..........................      537,339
                             FUELS--0.6%
                             -------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN CANADA..........    3,778,111
------------------------------------------------------------------------------------------------------------------------
UNITED STATES--30.5%         AEROSPACE &                  21,800    BE Aerospace, Inc.(a)..................      900,340
                             DEFENSE--1.5%
                                                           3,700    Precision Castparts Corp. .............      449,032
                                                                                                             -----------
                                                                                                               1,349,372
                             -------------------------------------------------------------------------------------------
                             CAPITAL MARKETS--0.8%        15,200    E*Trade Financial Corp.(a).............      335,768
                                                           6,200    Northern Trust Corp. ..................      398,288
                                                                                                             -----------
                                                                                                                 734,056
                             -------------------------------------------------------------------------------------------
                             CHEMICALS--1.1%              14,300    Monsanto Co. ..........................      965,822
                             -------------------------------------------------------------------------------------------
                             COMMUNICATIONS               55,300    Cisco Systems, Inc.(a).................    1,540,105
                             EQUIPMENT--2.2%
                                                           9,400    QUALCOMM, Inc. ........................      407,866
                                                                                                             -----------
                                                                                                               1,947,971
                             -------------------------------------------------------------------------------------------
                             COMPUTERS &                  43,900    EMC Corp.(a)...........................      794,590
                             PERIPHERALS--0.9%
                             -------------------------------------------------------------------------------------------
                             CONSTRUCTION &               16,000    Jacobs Engineering Group, Inc.(a)......      920,160
                             ENGINEERING--1.0%
                             -------------------------------------------------------------------------------------------
                             ELECTRICAL                    8,700    General Cable Corp.(a).................      659,025
                             EQUIPMENT--1.7%
                                                          14,900    Roper Industries, Inc. ................      850,790
                                                                                                             -----------
                                                                                                               1,509,815
                             -------------------------------------------------------------------------------------------
                             ENERGY EQUIPMENT &            8,200    Complete Production Services,
                             SERVICES--2.5%                           Inc.(a)..............................      211,970
                                                           4,200    Core Laboratories NV(a)................      427,098
                                                           6,600    National Oilwell Varco, Inc.(a)........      687,984
                                                          10,000    Schlumberger Ltd. .....................      849,400
                                                                                                             -----------
                                                                                                               2,176,452
                             -------------------------------------------------------------------------------------------
                             FOOD PRODUCTS--0.5%           5,100    Bunge Ltd. ............................      430,950
                             -------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT &       6,300    Intuitive Surgical, Inc.(a)(f).........      874,251
                             SUPPLIES--1.0%
                             -------------------------------------------------------------------------------------------
                             HOTELS, RESTAURANTS &        13,100    McDonald's Corp. ......................      664,956
                             LEISURE--1.4%
                                                          22,200    Starbucks Corp.(a).....................      582,528
                                                                                                             -----------
                                                                                                               1,247,484
                             -------------------------------------------------------------------------------------------
                             HOUSEHOLD PRODUCTS--0.7%     10,800    The Procter & Gamble Co. ..............      660,852
                             -------------------------------------------------------------------------------------------
                             INSURANCE--1.0%              12,600    American International Group, Inc. ....      882,378
                             -------------------------------------------------------------------------------------------
                             INTERNET SOFTWARE &          18,800    Akamai Technologies, Inc.(a)...........      914,432
                             SERVICES--2.7%
                                                           2,900    Google, Inc. Class A(a)................    1,517,802
                                                                                                             -----------
                                                                                                               2,432,234
                             -------------------------------------------------------------------------------------------
                             LIFE SCIENCES TOOLS &        12,900    Thermo Fisher Scientific, Inc.(a)......      667,188
                             SERVICES--1.2%
                                                           6,800    Waters Corp.(a)........................      403,648
                                                                                                             -----------
                                                                                                               1,070,836
                             -------------------------------------------------------------------------------------------
                             MACHINERY--3.0%               5,500    Bucyrus International, Inc. ...........      389,290
                                                           7,500    Deere & Co. ...........................      905,550
                                                          12,300    Joy Global, Inc. ......................      717,459
                                                           7,700    Terex Corp.(a).........................      626,010
                                                                                                             -----------
                                                                                                               2,638,309
                             -------------------------------------------------------------------------------------------
                             MEDIA--0.6%                  10,200    Focus Media Holding Ltd.(a)(b).........      515,100
                             -------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

NORTH
AMERICA                                                   SHARES
(CONCLUDED)                  INDUSTRY                       HELD                 COMMON STOCKS                  VALUE
------------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONCLUDED)
                             METALS & MINING--1.6%         7,000    Allegheny Technologies, Inc. ..........  $   734,160
                                                           8,000    Freeport-McMoRan Copper & Gold, Inc.
                                                                      Class B..............................      662,560
                                                                                                             -----------
                                                                                                               1,396,720
                             -------------------------------------------------------------------------------------------
                             OIL, GAS & CONSUMABLE        10,500    Exxon Mobil Corp. .....................      880,740
                             FUELS--1.0%
                             -------------------------------------------------------------------------------------------
                             SEMICONDUCTORS &              7,300    MEMC Electronic Materials, Inc.(a).....      446,176
                             SEMICONDUCTOR
                             EQUIPMENT--0.8%

                                                           6,500    NVIDIA Corp.(a)........................      268,515
                                                                                                             -----------
                                                                                                                 714,691
                             -------------------------------------------------------------------------------------------
                             SOFTWARE--0.9%                6,600    Factset Research Systems, Inc. ........      451,110
                                                          18,700    Oracle Corp.(a)........................      368,577
                                                                                                             -----------
                                                                                                                 819,687
                             -------------------------------------------------------------------------------------------
                             TEXTILES, APPAREL &          12,200    Coach, Inc.(a).........................      578,158
                             LUXURY GOODS--0.7%
                             -------------------------------------------------------------------------------------------
                             TOBACCO--1.0%                13,200    Altria Group, Inc. ....................      925,848
                             -------------------------------------------------------------------------------------------
                             WIRELESS                     19,400    SBA Communications Corp. Class A(a)....      651,646
                             TELECOMMUNICATION
                             SERVICES--0.7%
                             -------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN THE UNITED
                                                                    STATES.................................   27,118,122
------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN NORTH
                                                                    AMERICA--35.1%.........................   31,170,828
------------------------------------------------------------------------------------------------------------------------
PACIFIC
BASIN/ASIA
------------------------------------------------------------------------------------------------------------------------
AUSTRALIA--18.7%             BIOTECHNOLOGY--0.9%          10,200    CSL Ltd. ..............................      759,263
                             -------------------------------------------------------------------------------------------
                             CAPITAL MARKETS--2.1%        90,100    Australian Wealth Management Ltd. .....      202,212
                                                          14,800    Macquarie Bank Ltd. ...................    1,063,014
                                                           9,200    Perpetual Trustees Australia Ltd. .....      611,437
                                                                                                             -----------
                                                                                                               1,876,663
                             -------------------------------------------------------------------------------------------
                             CHEMICALS--1.1%               4,400    Incitec Pivot Ltd. ....................      296,584
                                                          22,100    Nufarm Ltd. ...........................      258,986
                                                          16,000    Orica Ltd. ............................      403,169
                                                                                                             -----------
                                                                                                                 958,739
                             -------------------------------------------------------------------------------------------
                             COMMERCIAL BANKS--2.1%       30,100    Australia & New Zealand Banking Group
                                                                      Ltd. ................................      739,292
                                                           6,500    Commonwealth Bank of Australia Ltd. ...      304,087
                                                          11,300    National Australia Bank Ltd. ..........      392,705
                                                          20,100    Westpac Banking Corp. .................      436,467
                                                                                                             -----------
                                                                                                               1,872,551
                             -------------------------------------------------------------------------------------------
                             COMMERCIAL SERVICES &        44,300    Seek Ltd. .............................      276,581
                             SUPPLIES--0.3%
                             -------------------------------------------------------------------------------------------
                             CONSTRUCTION &              324,200    Boart Longyear Group(a)................      612,932
                             ENGINEERING--1.8%
                                                          28,400    Leighton Holdings Ltd. ................      989,917
                                                                                                             -----------
                                                                                                               1,602,849
                             -------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIAL        14,800    Australian Stock Exchange Ltd. ........      609,482
                             SERVICES--1.3%
                                                          21,300    Babcock & Brown Ltd. ..................      577,413
                                                                                                             -----------
                                                                                                               1,186,895
                             -------------------------------------------------------------------------------------------
                             ENERGY EQUIPMENT &           26,111    WorleyParsons Ltd. ....................      751,086
                             SERVICES--0.8%
                             -------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT &      12,600    Cochlear Ltd. .........................      650,602
                             SUPPLIES--0.7%
                             -------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

PACIFIC
BASIN/ASIA                                                SHARES
(CONTINUED)                  INDUSTRY                       HELD                 COMMON STOCKS                  VALUE
------------------------------------------------------------------------------------------------------------------------
AUSTRALIA
(CONCLUDED)
                             INSURANCE--1.0%              35,000    QBE Insurance Group Ltd. ..............  $   923,475
                             -------------------------------------------------------------------------------------------
                             METALS & MINING--3.7%        42,800    BHP Billiton Ltd. .....................    1,278,895
                                                         428,724    Lihir Gold Ltd.(a).....................    1,100,318
                                                          56,800    Zinifex Ltd. ..........................      900,770
                                                                                                             -----------
                                                                                                               3,279,983
                             -------------------------------------------------------------------------------------------
                             OIL, GAS & CONSUMABLE        55,900    Origin Energy Ltd. ....................      470,043
                             FUELS--1.6%
                                                          47,500    Paladin Resources Ltd.(a)..............      330,059
                                                          15,600    Woodside Petroleum Ltd. ...............      603,061
                                                                                                             -----------
                                                                                                               1,403,163
                             -------------------------------------------------------------------------------------------
                             TRANSPORTATION              224,800    Macquarie Infrastructure Group.........      684,721
                             INFRASTRUCTURE--1.3%
                                                          62,300    Transurban Group.......................      422,397
                                                                                                             -----------
                                                                                                               1,107,118
                             -------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN AUSTRALIA.......   16,648,968
------------------------------------------------------------------------------------------------------------------------
CHINA--1.5%                  ELECTRICAL                    6,300    Suntech Power Holdings Co.
                             EQUIPMENT--0.3%                          Ltd.(a)(b)(f)........................      229,761
                             -------------------------------------------------------------------------------------------
                             METALS & MINING--0.5%       247,500    China Molybdenum Co. Ltd.(a) ..........      477,958
                             -------------------------------------------------------------------------------------------
                             OIL, GAS & CONSUMABLE       188,100    China Shenhua Energy Co. Ltd. Class H..      656,349
                             FUELS--0.7%
                             -------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN CHINA...........    1,364,068
------------------------------------------------------------------------------------------------------------------------
HONG KONG--7.3%              COMMUNICATIONS               80,700    ZTE Corp. .............................      383,845
                             EQUIPMENT--0.4%
                             -------------------------------------------------------------------------------------------
                             DISTRIBUTORS--1.0%          235,000    China Resources Enterprise, Ltd. ......      883,617
                             -------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIAL        66,500    Hong Kong Exchanges and Clearing
                             SERVICES--1.0%                           Ltd. ................................      938,781
                             -------------------------------------------------------------------------------------------
                             ELECTRIC UTILITIES--0.7%    174,300    Cheung Kong Infrastructure Holdings
                                                                      Ltd. ................................      643,121
                             -------------------------------------------------------------------------------------------
                             FOOD PRODUCTS--0.8%         222,500    Chaoda Modern Agriculture Holdings
                                                                      Ltd. ................................      171,965
                                                         151,200    China Mengniu Dairy Co., Ltd. .........      521,679
                                                                                                             -----------
                                                                                                                 693,644
                             -------------------------------------------------------------------------------------------
                             INDUSTRIAL                  203,000    NWS Holdings Ltd. .....................      506,521
                             CONGLOMERATES--0.6%
                             -------------------------------------------------------------------------------------------
                             REAL ESTATE MANAGEMENT &     34,100    Henderson Land Development Co., Ltd. ..      232,457
                             DEVELOPMENT--0.7%

                                                         267,700    Midland Holdings Ltd. .................      168,375
                                                          16,400    Sun Hung Kai Properties Ltd. ..........      197,335
                                                                                                             -----------
                                                                                                                 598,167
                             -------------------------------------------------------------------------------------------
                             TRANSPORTATION              156,100    COSCO Pacific Ltd. ....................      409,198
                             INFRASTRUCTURE--1.3%
                                                         113,500    China Merchants Holdings International
                                                                      Co., Ltd. ...........................      549,451
                                                          54,500    Hopewell Holdings Ltd. ................      222,421
                                                                                                             -----------
                                                                                                               1,181,070
                             -------------------------------------------------------------------------------------------
                             WIRELESS                     64,600    China Mobile Ltd. .....................      695,033
                             TELECOMMUNICATION
                             SERVICES--0.8%
                             -------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN HONG KONG.......    6,523,799
------------------------------------------------------------------------------------------------------------------------
INDIA--8.0%                  AUTOMOBILES--0.2%            12,300    Tata Motors Ltd. ......................      202,579
                             -------------------------------------------------------------------------------------------
                             CONSTRUCTION &               20,400    IVRCL Infrastructures & Projects
                             ENGINEERING--1.3%                        Ltd. ................................      179,946
                                                          14,400    Jaiprakash Associates Ltd. ............      262,303
                                                          13,600    Larsen & Toubro Ltd. ..................      734,855
                                                                                                             -----------
                                                                                                               1,177,104
                             -------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

PACIFIC
BASIN/ASIA                                                SHARES
(CONTINUED)                  INDUSTRY                       HELD                 COMMON STOCKS                  VALUE
------------------------------------------------------------------------------------------------------------------------
INDIA
(CONCLUDED)
                             ELECTRICAL                   11,600    Bharat Heavy Electricals Ltd. .........  $   438,744
                             EQUIPMENT--0.8%
                                                           7,600    Suzlon Energy Ltd. ....................      279,278
                                                                                                             -----------
                                                                                                                 718,022
                             -------------------------------------------------------------------------------------------
                             HOUSEHOLD PRODUCTS--0.4%     84,900    Hindustan Lever Ltd. ..................      394,040
                             -------------------------------------------------------------------------------------------
                             IT SERVICES--1.3%             9,900    Infosys Technologies Ltd. .............      468,533
                                                          28,800    Satyam Computer Services Ltd. .........      330,754
                                                          11,600    Tata Consultancy Services Ltd. ........      328,136
                                                                                                             -----------
                                                                                                               1,127,423
                             -------------------------------------------------------------------------------------------
                             INDUSTRIAL                    7,000    Siemens India Ltd. ....................      239,536
                             CONGLOMERATES--0.3%
                             -------------------------------------------------------------------------------------------
                             MEDIA--0.3%                  15,371    Zee News Ltd.(a).......................       17,342
                                                          34,000    Zee Telefilms Ltd. ....................      248,379
                                                                                                             -----------
                                                                                                                 265,721
                             -------------------------------------------------------------------------------------------
                             METALS & MINING--1.0%        85,600    Hindalco Industries Ltd. ..............      336,878
                                                          36,200    Sterlite Industries India Ltd. ........      520,572
                                                                                                             -----------
                                                                                                                 857,450
                             -------------------------------------------------------------------------------------------
                             OIL, GAS & CONSUMABLE        13,700    Reliance Industries Ltd. ..............      573,472
                             FUELS--0.7%
                             -------------------------------------------------------------------------------------------
                             PHARMACEUTICALS--0.5%        36,000    Cipla Ltd. ............................      184,193
                                                          10,100    Sun Pharma Advanced Rese(a)............       20,681
                                                          10,100    Sun Pharmaceuticals Industries Ltd. ...      254,355
                                                                                                             -----------
                                                                                                                 459,229
                             -------------------------------------------------------------------------------------------
                             WIRELESS                     33,000    Bharti Tele-Ventures Ltd.(a)...........      678,296
                             TELECOMMUNICATION
                             SERVICES--1.2%

                                                          29,000    Reliance Communication Ventures Ltd....      368,065
                                                                                                             -----------
                                                                                                               1,046,361
                             -------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN INDIA...........    7,060,937
------------------------------------------------------------------------------------------------------------------------
JAPAN--5.5%                  CAPITAL MARKETS--0.4%        18,700    Nomura Holdings, Inc. .................      363,217
                             -------------------------------------------------------------------------------------------
                             CHEMICALS--1.2%              13,400    JSR Corp. .............................      323,342
                                                          42,000    Mitsubishi Rayon Co., Ltd. ............      299,158
                                                          21,100    Toho Tenax Co. Ltd.(a).................      132,036
                                                          42,000    Toray Industries, Inc. ................      310,355
                                                                                                             -----------
                                                                                                               1,064,891
                             -------------------------------------------------------------------------------------------
                             CONSTRUCTION &               16,500    Chiyoda Corp. .........................      314,405
                             ENGINEERING--0.4%
                             -------------------------------------------------------------------------------------------
                             ELECTRICAL                   32,000    Matsushita Electric Works Ltd. ........      409,141
                             EQUIPMENT--0.5%
                             -------------------------------------------------------------------------------------------
                             FOOD & STAPLES               11,100    Seven & I Holdings Co. Ltd. ...........      317,298
                             RETAILING--0.4%
                             -------------------------------------------------------------------------------------------
                             OFFICE ELECTRONICS--0.9%     14,000    Canon, Inc. ...........................      821,002
                             -------------------------------------------------------------------------------------------
                             REAL ESTATE MANAGEMENT &      8,000    Mitsubishi Estate Co., Ltd. ...........      217,045
                             DEVELOPMENT--0.8%

                                                          13,000    Mitsui Fudosan Co., Ltd. ..............      364,368
                                                           5,000    Sumitomo Realty & Development Co.,
                                                                      Ltd. ................................      162,832
                                                                                                             -----------
                                                                                                                 744,245
                             -------------------------------------------------------------------------------------------
                             ROAD & RAIL--0.4%                50    East Japan Railway Co. ................      385,261
                             -------------------------------------------------------------------------------------------
                             WIRELESS                        275    NTT DoCoMo, Inc. ......................      434,940
                             TELECOMMUNICATION
                             SERVICES--0.5%
                             -------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN JAPAN...........    4,854,400
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Schedule of Investments as of June 30, 2007 (concluded)        (in U.S. dollars)
--------------------------------------------------------------------------------

PACIFIC
BASIN/ASIA                                                SHARES
(CONCLUDED)                  INDUSTRY                       HELD                 COMMON STOCKS                  VALUE
------------------------------------------------------------------------------------------------------------------------
SINGAPORE--1.0%              FOOD PRODUCTS--0.4%         168,000    Wilmar International Ltd. .............  $   348,726
                             -------------------------------------------------------------------------------------------
                             INDUSTRIAL                   70,400    Keppel Corp. Ltd. .....................      575,910
                             CONGLOMERATES--0.6%
                             -------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN SINGAPORE.......      924,636
------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA--1.0%            SEMICONDUCTORS &              1,375    Samsung Electronics Co., Ltd. .........      840,610
                             SEMICONDUCTOR
                             EQUIPMENT--1.0%
                             -------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN SOUTH KOREA.....      840,610
------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN
                                                                    THE PACIFIC BASIN/ASIA--43.0%..........   38,217,418
------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS
                                                                    (COST--$68,049,480)--98.8%.............   87,776,800
------------------------------------------------------------------------------------------------------------------------
                                                      BENEFICIAL
                                                        INTEREST             SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------
                                                      $1,335,107    BlackRock Liquidity Series, LLC Cash
                                                                      Sweep Series, 5.33%(c)(d)............    1,335,107
                                                         472,350    BlackRock Liquidity Series, LLC Money
                                                                      Market Series, 5.33%(c)(d)(e)........      472,350
------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL SHORT-TERM SECURITIES
                                                                    (COST--$1,807,457)--2.0%...............    1,807,457
------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL INVESTMENTS
                                                                    (COST--$69,856,937*)--100.8%...........   89,584,257
                                                                    LIABILITIES IN EXCESS
                                                                    OF OTHER ASSETS--(0.8%)................     (741,731)
                                                                                                             -----------
                                                                    NET ASSETS--100.0%.....................  $88,842,526
                                                                                                             ===========
------------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2007, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $69,944,656
                                                               ===========
Gross unrealized appreciation...............................   $20,506,502
Gross unrealized depreciation...............................      (866,901)
                                                               -----------
Net unrealized appreciation.................................   $19,639,601
                                                               ===========

(a)  Non-income producing security.

(b)  Depositary receipts.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------------------------------------
                                                                   NET        INTEREST
AFFILIATE                                                        ACTIVITY      INCOME
--------------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC Cash Sweep Series...........   $(1,447,171)   $52,739
BlackRock Liquidity Series, LLC Money Market Series.........   $    90,550    $   610
--------------------------------------------------------------------------------------

(d)  Represents the current yield as of June 30, 2007.

(e)  Security was purchased with the cash proceeds from securities loans.

(f)  Security, or a portion of security, is on loan.

 - For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Statement of Assets and Liabilities as of June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $458,376) (identified
  cost--$68,049,480)........................................                  $ 87,776,800
Investments in affiliated securities, at value (identified
  cost--$1,807,457).........................................                     1,807,457
Cash........................................................                         1,577
Foreign cash (cost--$71,228)................................                        64,533
Receivables:
  Dividends.................................................  $    197,304
  Securities lending........................................           258         197,562
                                                              ------------
Prepaid expenses and other assets...........................                         1,167
                                                                              ------------
Total assets................................................                    89,849,096
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                       472,350
Deferred foreign capital gain tax...........................                       209,522
Payables:
  Securities purchased......................................       185,355
  Capital shares redeemed...................................        67,558
  Investment adviser........................................        51,809
  Other affiliates..........................................           690         305,412
                                                              ------------
Accrued expenses and other liabilities......................                        19,286
                                                                              ------------
Total liabilities...........................................                     1,006,570
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $ 88,842,526
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                  $    569,452
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                            12
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                            12
Paid-in capital in excess of par............................                   140,589,149
Undistributed investment income--net........................  $    414,545
Accumulated realized capital losses--net....................   (72,245,195)
Unrealized appreciation--net................................    19,514,551
                                                              ------------
Total accumulated losses--net...............................                   (52,316,099)
                                                                              ------------
NET ASSETS..................................................                  $ 88,842,526
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $88,838,842 and 5,694,520
  shares outstanding........................................                  $      15.60
                                                                              ============
Class II--Based on net assets of $1,842.60 and 118.24 shares
  outstanding...............................................                  $      15.58
                                                                              ============
Class III--Based on net assets of $1,841.50 and 118.24
  shares outstanding........................................                  $      15.57
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $29,184 foreign withholding tax)..........                $   759,687
Interest from affiliates....................................                     52,739
Securities lending--net.....................................                        610
                                                                            -----------
Total income................................................                    813,036
                                                                            -----------
----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  301,808
Custodian fees..............................................      30,099
Professional fees...........................................      19,824
Printing and shareholder reports............................       8,490
Accounting services.........................................       8,461
Pricing services............................................       3,769
Directors' fees and expenses................................       2,512
Transfer agent fees--Class I................................       2,318
Distribution fees--Class III................................           2
Distribution fees--Class II.................................           1
Other.......................................................       5,795
                                                              ----------
Total expenses..............................................                    383,079
                                                                            -----------
Investment income--net......................................                    429,957
                                                                            -----------
----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain on:
  Investments--net (including $16,423 in foreign capital
    gain tax)...............................................   5,538,744
  Foreign currency transactions--net........................       5,672      5,544,416
                                                              ----------
Change in unrealized appreciation/depreciation on:
  Investments--net (includes $147,854 deferred foreign
    capital gain tax).......................................   7,006,846
  Foreign currency transactions--net........................     (25,657)     6,981,189
                                                              ----------    -----------
Total realized and unrealized gain--net.....................                 12,525,605
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $12,955,562
                                                                            ===========
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               FOR THE SIX
                                                              MONTHS ENDED         FOR THE
                                                              JUNE 30, 2007      YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                             (UNAUDITED)    DECEMBER 31, 2006
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................   $   429,957       $   759,003
Realized gain--net..........................................     5,544,416        10,978,837
Change in unrealized appreciation/depreciation--net.........     6,981,189         1,630,076
                                                               -----------       -----------
Net increase in net assets resulting from operations........    12,955,562        13,367,916
                                                               -----------       -----------
-----------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................            --          (676,423)
  Class II..................................................            --               (14)
  Class III.................................................            --               (14)
                                                               -----------       -----------
Net decrease in net assets resulting from dividends to
  shareholders..............................................            --          (676,451)
                                                               -----------       -----------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................      (148,662)         (152,106)
                                                               -----------       -----------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................    12,806,900        12,539,359
Beginning of period.........................................    76,035,626        63,496,267
                                                               -----------       -----------
End of period*..............................................   $88,842,526       $76,035,626
                                                               ===========       ===========
-----------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................   $   414,545       $   (15,412)
                                                               ===========       ===========
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                              CLASS I
                                                  ----------------------------------------------------------------
                                                   FOR THE SIX
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE      MONTHS ENDED            FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE     JUNE 30, 2007   ------------------------------------------------
FINANCIAL STATEMENTS.                              (UNAUDITED)     2006      2005       2004      2003      2002
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............     $ 13.29      $ 10.99   $  9.65   $   8.52   $  6.43   $  8.91
                                                     -------      -------   -------   --------   -------   -------
Investment income--net**........................         .08          .13       .13        .14       .09       .02
Realized and unrealized gain (loss)--net........        2.23         2.29      1.34       1.14      2.08     (2.49)
                                                     -------      -------   -------   --------   -------   -------
Total from investment operations................        2.31         2.42      1.47       1.28      2.17     (2.47)
                                                     -------      -------   -------   --------   -------   -------
Less dividends from investment income--net......          --         (.12)     (.13)      (.15)     (.08)     (.01)
                                                     -------      -------   -------   --------   -------   -------
Net asset value, end of period..................     $ 15.60      $ 13.29   $ 10.99   $   9.65   $  8.52   $  6.43
                                                     =======      =======   =======   ========   =======   =======
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share..............      17.38%+      22.01%    15.19%     15.10%    33.56%    27.74%
                                                     =======      =======   =======   ========   =======   =======
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses........................................        .95%*        .96%     1.00%       .92%      .88%      .90%
                                                     =======      =======   =======   ========   =======   =======
Investment income--net..........................       1.07%*       1.08%     1.32%      1.66%     1.23%      .24%
                                                     =======      =======   =======   ========   =======   =======
--------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)........     $88,839      $76,032   $63,494   $100,900   $97,736   $81,176
                                                     =======      =======   =======   ========   =======   =======
Portfolio turnover..............................         37%          85%      117%        78%      132%      138%
                                                     =======      =======   =======   ========   =======   =======
--------------------------------------------------------------------------------------------------------

*   Annualized.

**  Based on average shares outstanding.

*** Total investment returns exclude insurance-related fees and expenses.

+   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                CLASS II
                                                       -----------------------------------------------------------
                                                        FOR THE SIX     FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE           MONTHS ENDED        DECEMBER 31,          FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE          JUNE 30, 2007    ------------------    SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS                                    (UNAUDITED)      2006       2005      TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.................     $ 13.29       $ 11.00    $  9.65          $  8.76
                                                          -------       -------    -------          -------
Investment income--net**.............................         .06           .12        .10              .05
Realized and unrealized gain--net....................        2.23          2.29       1.38              .99
                                                          -------       -------    -------          -------
Total from investment operations.....................        2.29          2.41       1.48             1.04
                                                          -------       -------    -------          -------
Less dividends from investment income--net...........          --          (.12)      (.13)            (.15)
                                                          -------       -------    -------          -------
Net asset value, end of period.......................     $ 15.58       $ 13.29    $ 11.00          $  9.65
                                                          =======       =======    =======          =======
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share...................      17.23%@       21.90%     15.29%           11.82%@
                                                          =======       =======    =======          =======
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.............................................       1.11%*        1.04%      1.00%             .92%*
                                                          =======       =======    =======          =======
Investment income--net...............................        .91%*        1.03%      1.24%            2.09%*
                                                          =======       =======    =======          =======
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).............     $     2       $     2    $     1          $     1
                                                          =======       =======    =======          =======
Portfolio turnover...................................         37%           85%       117%              78%
                                                          =======       =======    =======          =======
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Based on average shares outstanding.

*** Total investment returns exclude insurance-related fees and expenses.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                CLASS III
                                                       -----------------------------------------------------------
                                                        FOR THE SIX     FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE           MONTHS ENDED        DECEMBER 31,          FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE          JUNE 30, 2007    ------------------    SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                   (UNAUDITED)      2006       2005      TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.................     $ 13.28       $ 11.00    $  9.65          $  8.76
                                                          -------       -------    -------          -------
Investment income--net**.............................         .06           .12        .10              .05
Realized and unrealized gain--net....................        2.23          2.28       1.38              .99
                                                          -------       -------    -------          -------
Total from investment operations.....................        2.29          2.40       1.48             1.04
                                                          -------       -------    -------          -------
Less dividends from investment income--net...........          --          (.12)      (.13)            (.15)
                                                          -------       -------    -------          -------
Net asset value, end of period.......................     $ 15.57       $ 13.28    $ 11.00          $  9.65
                                                          =======       =======    =======          =======
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share...................      17.24%@       21.81%     15.29%           11.82%@
                                                          =======       =======    =======          =======
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.............................................       1.21%*        1.07%      1.00%             .92%*
                                                          =======       =======    =======          =======
Investment income--net...............................        .81%*        1.00%      1.24%            2.09%*
                                                          =======       =======    =======          =======
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).............     $     2       $     2    $     1          $     1
                                                          =======       =======    =======          =======
Portfolio turnover...................................         37%           85%       117%              78%
                                                          =======       =======    =======          =======
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Based on average shares outstanding.

*** Total investment returns exclude insurance-related fees and expenses.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock Global Growth V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

  Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset

--------------------------------------------------------------------------------

value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Company's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write covered call and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently

--------------------------------------------------------------------------------

recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Recent accounting pronouncements--Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. and various state tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's tax returns remains open for the years ended December 31, 2003 through December 31, 2006.

  In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

  In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with the Manager. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and

--------------------------------------------------------------------------------

certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays BIM for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Company has also retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the six months ended June 30, 2007, BIM received $191 in securities lending agent fees from the Fund.

  For the six months ended June 30, 2007, the Fund reimbursed the Manager $659 for certain accounting services.

  In addition, MLPF&S received $5,297 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2007.

  PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2007 were $33,339,996 and $28,989,203, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $148,662 and $152,106 for the six months ended June 30, 2007 and the year ended December 31, 2006, respectively.

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class I Shares for the Six Months Ended                 Dollar
June 30, 2007                              Shares       Amount
-----------------------------------------------------------------
Shares sold.............................   604,478    $ 8,801,767
Shares redeemed.........................  (630,943)    (8,950,429)
                                          --------    -----------
Net decrease............................   (26,465)   $  (148,662)
                                          ========    ===========
-----------------------------------------------------------------

------------------------------------------------------------------
Class I Shares for the Year Ended
December 31, 2006                        Shares      Dollar Amount
------------------------------------------------------------------
Shares sold..........................   1,408,523    $ 17,087,219
Shares issued to shareholders in
 reinvestment of dividends...........      51,095         676,423
                                       ----------    ------------
Total issued.........................   1,459,618      17,763,642
Shares redeemed......................  (1,514,419)    (17,915,776)
                                       ----------    ------------
Net decrease.........................     (54,801)   $   (152,134)
                                       ==========    ============
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Six Months Ended                    Dollar
June 30, 2007                                     Shares    Amount
------------------------------------------------------------------
Shares sold.....................................     --        --
                                                   ----     -----
Net increase....................................     --        --
                                                   ====     =====
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2006                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    1        $14
                                                    --       ---
Net increase....................................    1        $14
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Six Months Ended                   Dollar
June 30, 2007                                     Shares    Amount
------------------------------------------------------------------
Shares sold.....................................     --        --
                                                   ----     -----
Net increase....................................     --        --
                                                   ====     =====
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2006                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    1        $14
                                                    --       ---
Net increase....................................    1        $14
                                                    ==       ===
------------------------------------------------------------------

--------------------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders, which expires November 2007. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2007.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2006, the Fund had a net capital loss carryforward of $77,786,343, of which $29,961,675 expires in 2009, $41,396,526 expires in 2010 and $6,428,142 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------

       BLACKROCK GOVERNMENT INCOME V.I. FUND
       -------------------------------------------------------------------------

                                                  Semi-Annual Report (Unaudited)
                                                                   June 30, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
A Discussion With Your Fund's Portfolio Managers
--------------------------------------------------------------------------------

  Mortgages suffered amid the turmoil in the subprime segment of the market, but we believe are positioned for strong performance in the months ahead.

HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2007, BlackRock Government Income V.I. Fund's Class I Shares had a total return of -1.12%. For the same period, The Citigroup Government/Mortgage Index returned +.94%. The Fund's new benchmark, which is comprised 50% of the Lehman Brothers Mortgage-Backed Securities Index and 50% of the Merrill Lynch 10-Year U.S. Treasury Index, returned +.31% for the six-month period. In our experience, the Treasury exposure (not a notable component of the former benchmark) enhances our ability to manage risk in a portfolio dominated by mortgage securities. The new benchmark also provides a more comparable means for measuring Fund performance.

  It was a difficult period for the Fund based on solid underperformance on the part of mortgages and a more general flight to quality that resulted in a difficult period for spread product (that is, fixed income assets less correlated with Treasury issues), particularly in June.

  Generally speaking, our strategy is to achieve yields above those offered by U.S. Treasuries alone through investment in mortgage product--including mortgage-backed securities (MBS), commercial MBS (CMBS), collateralized mortgage obligations (CMOs) and adjustable-rate mortgages (ARMs). During this period, a crisis in the subprime segment of the mortgage market rekindled fears of a housing-induced recession in the United States and helped to increase financial market volatility and expand risk premiums. As credit spreads widened, mortgages bore the early brunt of the underperformance given the headlines around the subprime crisis. In reality, that risk does not apply to the Fund's holdings because the mortgages in which we invest are not credit product, but rather are mortgages securitized by Fannie Mae, Freddie Mac and Ginnie Mae. These are based on the prime segment of the market. Exacerbating the problem was the fact that mortgages are such liquid assets that investor efforts to reduce risk are often aimed there rather than at their less liquid (and, in fact, more risky) credit positions. This further weighed on mortgage market performance.

  Based on our experience investing in mortgages throughout market cycles, we felt mortgages were being unduly punished. As such, we increased exposure to mortgages during the period from 90% of net assets at December 31, 2006, to 100% at June 30, 2007. We continue to view mortgages as a high-quality fixed income asset with yield-enhancement potential. Although the market failed to recognize this as the period progressed, and Fund performance for the period was hampered as a result, we believe our overweight position in mortgage product should benefit Fund results in the longer term.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  The most significant change, as mentioned earlier, was the increased exposure to the mortgage market. Within our portfolio of mortgages, we have a focus on those established in 2001, 2002 and 2003, versus an underweight to mortgages created in 2006 and 2007. By taking on holdings of mortgages that were created several years ago, we are seeking to benefit from favorable prepayment characteristics. Individuals that took mortgages in the 2001-2003 timeframe have likely seen their home prices appreciate 30% to 40% and may be in a position to move on and pay down that original mortgage in a timely fashion. In contrast, homeowners who established mortgages in 2006 and 2007 may have seen their house prices come down so that an 80% mortgage loan may now be 90% of their home price. These are not as conducive to prepayment, as these individuals may be in their homes longer than anticipated. As such, they are not as attractive on a relative value basis.

  However, we do have positions in interest-only mortgages with 2006-2007 vintages. The advantage is that these mortgages will continue to pay interest for the next few years with little principal pay-down given the home price trends mentioned above, offering a predictable level of income.

  Notably, the Fund's duration (a measure of interest rate sensitivity) was short versus the benchmark throughout the period; however, we do not view interest rate or yield curve plays as part of our strategy. Instead, we might employ duration as a hedge, generally remaining short if the market appears ready to sell off and long in times of market strength.

--------------------------------------------------------------------------------

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  We ended the period with an overweight position in mortgages and a corresponding underweight in U.S. Treasury issues. We have made strides in building a portfolio that we believe is well positioned for longer-term outperformance. Our years of experience in the mortgage market, coupled with state-of-the-art technology that allows us to run home price analyses and other stress tests, bring us a level of comfort in our investments. Despite some underperformance as the market adjusts to the subprime scare, we are confident in the positions we have and look forward to solid performance over the coming months. We believe mortgages represent good relative value and anticipate that we may not have to change the portfolio's structure significantly for some time.

  At period-end, the Fund's primary sector exposures were broken out roughly as follows: 0% U.S. Treasury securities, 75% passthrough mortgages, 20% CMOs and 5% CMBS.

Andrew J. Phillips
Portfolio Manager

Eric Pellicciaro
Portfolio Manager

July 13, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH]

                                                                                             50% LEHMAN
                                                                                              BROTHERS
                                BLACKROCK                                                     MORTGAGE-
                               GOVERNMENT                                                      BACKED           LEHMAN BROTHERS
                               INCOME V.I.           CITIGROUP        MERRILL LYNCH 10    SECURITIES INDEX         MORTGAGE-
                             FUND+--CLASS I     GOVERNMENT/MORTGAGE    YR US TREASURY      & 50% ML 10 YR           BACKED
                                 SHARES*              INDEX++           SECURITIES@           TREASURY@        SECURITIES INDEX@
                             --------------     -------------------   ----------------    ----------------    ------------------
6/97                              10000                10000                10000               10000                10000
6/98                              11047                11040                11305               11099                10893
6/99                              11311                11420                11458               11402                11330
6/00                              11822                11994                11852               11887                11900
6/01                              13010                13282                12842               13055                13242
6/02                              14109                14477                13948               14207                14432
6/03                              15324                15723                16125               15720                15257
6/04                              15245                15777                15545               15616                15597
6/05                              16281                16814                17032               16843                16554
6/06                              16199                16733                16046               16383                16620
6/07                              16772                17712                16846               17316                17682

--------------------------------------------------------------------------------
[LINE GRAPH]

                                                                                                              50% LEHMAN
                                                                                                               BROTHERS
                                                                                                               MORTGAGE-
                                  BLACKROCK         BLACKROCK                                                   BACKED
                                 GOVERNMENT         GOVERNMENT                             MERRILL LYNCH      SECURITIES
                                 INCOME V.I.       INCOME V.I.           CITIGROUP           10 YR US         INDEX & 50%
                               FUND+--CLASS II   FUND+--CLASS III   GOVERNMENT/MORTGAGE      TREASURY          ML 10 YR
                                   SHARES*           SHARES*              INDEX++           SECURITIES@        TREASURY@
                               ---------------   ----------------   -------------------    -------------      -----------
9/30/04**                           10000             10000                10000               10000             10000
6/05                                10328             10318                10352               10431             10389
6/06                                10291             10291                10302                9827             10105
6/07                                10657             10652                10905               10317             10681


                                   LEHMAN
                                  BROTHERS
                                  MORTGAGE-
                                   BACKED
                                 SECURITIES
                                   INDEX@
                                 ----------
9/30/04**                           10000
6/05                                10344
6/06                                10385
6/07                                11049

* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
** Commencement of Operations.
+ The Fund invests in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and mortgage securities issued by U.S. government agencies.
++ This unmanaged Index is comprised of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC debentures and Treasury securities.
@ This composite index is comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%). The Lehman Brothers Mortgage-Backed Securities Index is a widely recognized unmanaged index that includes the mortgage-backed pass through securities of the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation that meet certain maturity and liquidity criteria. The Merrill Lynch 10-Year Treasury Index is a widely recognized unmanaged one security index that consists of the current "on-the-run" 10-Year Treasury issue.

   Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/07                                           +3.54%
--------------------------------------------------------------------------
Five Years Ended 6/30/07                                         +3.52
--------------------------------------------------------------------------
Ten Years Ended 6/30/07                                          +5.31
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/07                                           +3.55%
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/07                              +2.34
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/07                                           +3.51%
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/07                              +2.33
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH     STANDARDIZED
AS OF JUNE 30, 2007                                           TOTAL RETURN   TOTAL RETURN   30-DAY YIELD
--------------------------------------------------------------------------------------------------------
Class I Shares*                                                  -1.12%         +3.54%          4.94%
--------------------------------------------------------------------------------------------------------
Class II Shares*                                                 -1.18          +3.55             --
--------------------------------------------------------------------------------------------------------
Class III Shares*                                                -1.22          +3.51             --
--------------------------------------------------------------------------------------------------------
50% Lehman Brothers Mortgage-Backed Securities Index/
  50% Merrill Lynch 10-Year Treasury Index**                     +0.31          +5.69             --
--------------------------------------------------------------------------------------------------------
Lehman Brothers Mortgage-Backed Securities Index**               +1.05          +6.39             --
--------------------------------------------------------------------------------------------------------
Merrill Lynch 10-Year Treasury Index**                           -0.43          +4.98             --
--------------------------------------------------------------------------------------------------------
Citigroup Government/Mortgage Index***                           +0.94          +5.85             --
--------------------------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares. If such fees were included, returns shown would have been lower.

** This composite index is comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%). The Lehman Brothers Mortgage-Backed Securities Index is a widely recognized unmanaged index that includes the mortgage-backed pass through securities of the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation that meet certain maturity and liquidity criteria. The Merrill Lynch 10-Year Treasury Index is a widely recognized unmanaged one security index that consists of the current "on-the-run" 10-Year Treasury issue.

*** This unmanaged index is comprised of 30-year and 15-year GNMA, FNMA, and debentures and Treasury Securities.

    Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2007 and held through June 30, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                   EXPENSES PAID
                                                              BEGINNING           ENDING         DURING THE PERIOD*
                                                            ACCOUNT VALUE      ACCOUNT VALUE     JANUARY 1, 2007 TO
                                                           JANUARY 1, 2007     JUNE 30, 2007       JUNE 30, 2007
-------------------------------------------------------------------------------------------------------------------
ACTUAL
-------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000            $  988.80             $2.96
-------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000            $  988.20             $3.70
-------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000            $  986.80             $4.19
-------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
-------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000            $1,021.82             $3.01
-------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000            $1,021.08             $3.76
-------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000            $1,020.58             $4.26
-------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.60% for Class I, .75% for Class II and .85% for Class
    III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). All of the outstanding shares of Class II and Class III were owned by an affiliated entity.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Portfolio Information as of June 30, 2007
--------------------------------------------------------------------------------

                                                                   PERCENT OF
                         ASSET MIX                            LONG-TERM INVESTMENTS
-----------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities...........          59.6%
Non-Government Agency Mortgage-Backed Securities............          18.4
U.S. Government Agency Mortgage-Backed
Securities--Collaterized Mortgage Obligations...............          18.4
Asset-Backed Securities.....................................           2.8
U.S. Government Obligations.................................           0.8
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Schedule of Investments as of June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

                                                             FACE      INTEREST        MATURITY
ISSUE                                                      AMOUNT        RATE          DATE(S)          VALUE
--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--1.7%
--------------------------------------------------------------------------------------------------------------------
U.S. TREASURY INFLATION INDEXED BONDS                $  4,673,337       3.50 %          1/15/2011(d)   $   4,808,060
--------------------------------------------------------------------------------------------------------------------
                                                     TOTAL U.S. GOVERNMENT OBLIGATIONS                     4,808,060
                                                     (COST--$4,798,170)--1.7%.....................
--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES+--126.0%
--------------------------------------------------------------------------------------------------------------------
FANNIE MAE GUARANTEED PASS-THROUGH CERTIFICATES        40,200,000       4.50           7/15/2022-(c)
                                                                                        7/15/2037         38,072,280
                                                       48,500,000       5.00            7/15/2022(c)      46,863,125
                                                        4,431,660       5.086          11/01/2035(a)       4,395,116
                                                        2,665,625       5.137          11/01/2035(a)       2,644,779
                                                        2,125,367       5.271           9/01/2035(a)       2,097,425
                                                        2,460,736       5.482          12/01/2036(a)       2,445,872
                                                      131,600,000       5.50            7/15/2037(c)     126,905,898
                                                       44,400,000       6.00            7/15/2037(c)      43,914,353
                                                        8,381,523       6.50           7/01/2032-(c)
                                                                                        7/15/2037          8,493,406
                                                          439,011       7.50            5/01/2032            457,350
                                                          301,357       8.00           4/01/2008-(a)(d)
                                                                                       11/01/2032            313,595
--------------------------------------------------------------------------------------------------------------------
FREDDIE MAC MORTGAGE PARTICIPATION CERTIFICATES        29,000,000       5.50            7/15/2037(c)      27,966,875
                                                       10,519,712       6.00           4/01/2016-(a)(c)
                                                                                        7/15/2037         10,452,874
                                                           16,130       7.50           8/01/2029-
                                                                                        9/01/2031             16,853
                                                          326,415       8.00          12/01/2029-
                                                                                        7/01/2030            343,997
--------------------------------------------------------------------------------------------------------------------
GINNIE MAE MBS CERTIFICATES                            35,000,000       5.50           6/01/2037-(c)
                                                                                        7/15/2037         33,949,985
                                                        2,400,000       8.00            7/15/2037(c)       2,538,000
--------------------------------------------------------------------------------------------------------------------
                                                     TOTAL U.S. GOVERNMENT AGENCY
                                                     MORTGAGE-BACKED SECURITIES                          351,871,783
                                                     (COST--$350,690,915)--126.0%.................
--------------------------------------------------------------------------------------------------------------------

                                  FACE
                                 AMOUNT                                 ISSUE
---------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES+--6.0%
---------------------------------------------------------------------------------------------------------------------
                              $ 11,000,000      Carrington Mortgage Loan Trust Series 2006-NC1 Class
                                                  A2, 5.48% due 1/25/2036(a).........................     11,002,005
                                 2,844,030      IXIS Real Estate Capital Trust Series 2006-HE3 Class
                                                  A1, 5.37% due 1/25/2037(a).........................      2,843,216
                                 2,969,403      Soundview Home Equity Loan Trust Series 2006-EQ1
                                                  Class A1, 5.37% due 10/25/2036(a)..................      2,969,532
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL ASSET-BACKED SECURITIES
                                                (COST--$16,813,433)--6.0%............................     16,814,753
---------------------------------------------------------------------------------------------------------------------
NON-GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES+--39.0%
---------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE          4,769,042      ABN AMRO Mortgage Corp. Series 2003-7 Class A1, 4.75%
OBLIGATIONS--39.0%                                due 7/25/2018......................................      4,582,771
                                                Banc of America Funding Corp.:
                                 3,890,000        Series 2006-7 Class 1A7, 6% due 9/25/2036..........      3,894,636
                                 2,687,509        Series 2006-B Class 5A1, 5.818% due 3/20/2036(a)...      2,695,605
                                 2,945,694      Banc of America Mortgage Securities Inc. Series
                                                  2003-5 Class 2A1, 5% due 7/25/2018.................      2,826,026
                                                CS First Boston Mortgage Securities Corp:
                                 1,447,625        Series 2003-8 Class 2A1, 5% due 4/25/2018..........      1,386,463
                                 1,789,030        Series 2003-10 Class 4A1, 5% due 5/25/2018.........      1,731,163
                                 4,772,624        Series 2003-S12 2A1, 5% due 12/25/2018.............      4,674,797

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)
--------------------------------------------------------------------------------

                                      FACE
                                    AMOUNT                              ISSUE                              VALUE
---------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE
                                                Chase Mortgage Finance Corp.:
OBLIGATIONS (CONCLUDED)       $    688,834        Series 2003-S3 Class A1, 5% due 3/25/2018..........  $     662,142
                                 1,948,514        Series 2003-S4 Class 2A1, 5% due 4/25/2018(d)......      1,915,375
                                                Countrywide Alternative Loan Trust:
                                 2,523,470        Series 2006-6CB Class 1A10, 5.50% due 5/25/2036....      2,511,891
                                 4,424,292        Series 2006-41CB Class 2A17, 6% due 1/25/2037......      4,433,750
                                 5,071,716        Series 2006-43CB Class 1A7, 6% due 2/25/2037.......      5,076,298
                                 1,548,345        Series 2007-3T1 Class 1A7, 6% due 4/25/2037........      1,552,774
                                 5,955,507        Series 2007-7T2 Class A9, 6% due 4/25/2037.........      5,942,731
                                 4,190,000        Series 2007-16CB Class 5A3, 6.25% due 8/25/2037....      4,229,118
                                 2,565,355      Countrywide Home Loan Mortgage Pass-Through Trust
                                                  Series 2003-10 Class A6, 5.67% due 5/25/2033(a)....      2,568,470
                                                Countrywide Home Loans:
                                 2,210,063        Series 2004-J1 Class 2A1, 4.75% due 1/25/2019......      2,149,037
                                 5,436,114        Series 2006-20 Class 1A33, 6% due 2/25/2037........      5,446,890
                                 2,324,364      Deutsche Mortgage Securities, Inc. Series 2004-1
                                                  Class 2A1, 4.75% due 10/25/2018....................      2,260,066
                                 1,587,073      First Horizon Alternative Mortgage Securities Series
                                                  2005-FA9 Class A5, 5.50% due 12/25/2035............      1,576,775
                                 7,801,564      GMAC Mortgage Corp. Loan Trust Series 2003-J10 Class
                                                  A1, 4.75% due 1/25/2019............................      7,561,996
                                 5,615,000      JP Morgan Chase Commercial Mortgage Securities Corp.
                                                  Series 2006-LDP9 Class A3, 5.336% due 5/15/2047....      5,381,974
                                                Master Asset Securitization Trust:
                                 1,366,739        Series 2003-4 Class 2A7, 4.75% due 5/25/2018.......      1,337,708
                                 1,808,193        Series 2003-5 Class 2A1, 5% due 6/25/2018..........      1,743,731
                                 2,510,403        Series 2003-7 Class 2A1, 4.75% due 8/25/2018.......      2,445,841
                                 2,648,254      Merrill Lynch Mortgage Investors Trust Series 2006-A3
                                                  Class 3A1, 5.833% due 5/25/2036(a)(e)..............      2,647,609
                                 4,391,923      Residential Accredit Loans, Inc. Series 2005-QS12
                                                  Class A8, 5.646% due 8/25/2035(a)..................      4,388,456
                                 3,038,010      Residential Asset Securitization Trust Series
                                                  2006-A10 Class A4, 6.50% due 9/25/2036.............      3,067,735
                                                Residential Funding Mortgage Securities I:
                                 2,605,631        Series 2003-S8 Class A1, 5% due 5/25/2018..........      2,551,866
                                 2,274,143        Series 2003-S16 Class A3, 5% due 9/25/2018.........      2,181,401
                                 4,970,000      Residential Funding Mortgage Securities Inc. Series
                                                  2007-S6 Class 2A12, 6% due 6/25/2037...............      4,960,293
                                                Washington Mutual:
                                   747,527        Series 2002-AR19 Class A8, 4.556% due
                                                  2/25/2033(a).......................................        744,267
                                 1,777,926        Series 2003-S3 Class 2A1, 5% due 5/25/2018.........      1,727,435
                                 2,186,102        Series 2003-S5 Class 2A, 5% due 6/25/2018..........      2,123,936
                                 2,516,978        Series 2003-S7 Class A1, 4.50% due 8/25/2018.......      2,429,649
                                 1,598,588        Series 2003-S8 Class A2, 5% due 9/25/2018..........      1,541,599
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL NON-GOVERNMENT AGENCY
                                                MORTGAGE-BACKED SECURITIES
                                                (COST--$109,715,197)--39.0%..........................    108,952,274
---------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES+--COLLATERALIZED MORTGAGE OBLIGATIONS--38.9%
---------------------------------------------------------------------------------------------------------------------
                                                Fannie Mae Trust:
                                 6,841,839        Series 353 Class 2, 5% due 8/01/2034(b)............      1,766,319
                                 6,111,928        Series 367 Class 2, 5.50% due 1/25/2036(b).........      1,660,080
                                 4,368,612        Series 370 Class 2, 6% due 5/25/2036(b)............      1,159,317
                                   198,246        Series 2002-W11 Class AV1, 5.69% due
                                                    11/25/2032(a)....................................        198,254
                                 2,632,207        Series 2003-27 Class FP, 5.65% due 6/25/2028(a)....      2,643,541
                                 4,190,635        Series 2003-33 Class LF, 5.70% due 7/25/2017(a)....      4,213,043
                                 3,854,885        Series 2003-34 Class FS, 5.75% due 1/25/2032(a)....      3,869,562
                                 3,306,285        Series 2003-41 Class YF, 5.65% due 6/25/2028(a)....      3,313,639

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)
--------------------------------------------------------------------------------

                                      FACE
                                    AMOUNT                              ISSUE                              VALUE
---------------------------------------------------------------------------------------------------------------------
                                                Fannie Mae Trust (concluded):
                              $  6,444,791        Series 2006-106 Class PA, 5.50% due 6/25/2030......  $   6,418,788
                                 3,425,000        Series 2006-M2 Class A2A, 5.271% due
                                                    10/20/2032(a)....................................      3,299,310
                                                Freddie Mac Multiclass Certificates:
                                 6,379,589        Series 2564 Class OF, 5.65% due 2/15/2026(a).......      6,391,195
                                 6,143,236        Series 2594 Class DF, 5.65% due 12/15/2027(a)......      6,157,550
                                 6,723,235        Series 2614 Class EF, 5.75% due 12/15/2017(a)......      6,771,897
                                 1,800,000        Series 2634 Class TH, 4.50% due 6/15/2018..........      1,655,430
                                 1,670,000        Series 2743 Class HE, 4.50% due 2/15/2019..........      1,548,646
                                 1,470,000        Series 2746 Class EG, 4.50% due 2/15/2019..........      1,364,413
                                 2,310,000        Series 2783 Class AY, 4% due 4/15/2019.............      2,043,901
                                 1,980,000        Series 2798 Class JK, 4.50% due 5/15/2019..........      1,831,664
                                 2,100,000        Series 2827 Class DG, 4.50% due 7/15/2019..........      1,922,361
                                 2,030,000        Series 2882 Class UW, 4.50% due 11/15/2019.........      1,844,859
                                 1,500,000        Series 2899 Class KT, 4.50% due 12/15/2019.........      1,359,815
                                 1,860,000        Series 2924 Class DB, 4.50% due 1/15/2020..........      1,697,811
                                 1,240,000        Series 2948 Class KT, 4.50% due 3/15/2020..........      1,121,939
                                 2,850,000        Series 2971 Class GD, 5% due 5/15/2020.............      2,711,470
                                 1,470,000        Series 2987 Class HE, 4.50% due 6/15/2020..........      1,348,395
                                 1,140,000        Series 2995 Class JK, 4.50% due 6/15/2020..........      1,039,765
                                 3,850,000        Series 3042 Class EA, 4.50% due 9/15/2035..........      3,424,371
                                 4,776,346        Series 3192 Class GA, 6% due 3/15/2027.............      4,809,548
                                 1,825,000        Series 3215 Class QH, 6% due 9/15/2036.............      1,786,964
                                 1,825,000        Series 3218 Class BG, 6% due 9/15/2036.............      1,785,451
                                 4,468,580        Series 3242 Class NC, 5.75% due 12/15/2028.........      4,477,920
                                                Ginnie Mae Trust:
                                53,737,959        Series 2002-83 Class IO, 1.574% due 10/16/2042(b)..      2,046,488
                                34,181,705        Series 2002-94 Class XB, 2.349% due
                                                  11/16/2007(b)......................................         58,365
                                90,162,092        Series 2003-17 Class IO, 1.24% due 3/16/2043(b)....      4,014,476
                                 3,609,974        Series 2003-105 Class A, 4.50% due 11/16/2027......      3,523,066
                                39,440,799        Series 2003-109 Class IO, 1.098% due
                                                  11/16/2043(b)......................................      1,662,004
                                24,599,691        Series 2004-9 Class IO, 1.383% due 3/16/2034(b)....      1,041,554
                                 3,723,226        Series 2004-43 Class Z, 4.50% due 6/16/2044(a).....      2,776,430
                                 3,865,611        Series 2004-45 Class Z, 5.748% due 6/16/2045(a)....      3,751,107
                                56,813,899        Series 2004-77 Class IO, 1.065% due 9/16/2044(b)...      2,502,561
                                 1,518,629        Series 2005-71 Class AB, 5.50% due 9/20/2035.......      1,504,934
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL U.S. GOVERNMENT AGENCY
                                                MORTGAGE-BACKED SECURITIES--
                                                COLLATERALIZED MORTGAGE OBLIGATIONS
                                                (COST--$106,363,419)--38.9%..........................    108,518,203
---------------------------------------------------------------------------------------------------------------------
                                 NUMBER OF
                               CONTRACTS++                        OPTIONS PURCHASED
---------------------------------------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED--0.0%            38      Receive a fixed rate of 5.09% and pay a floating rate
                                                  based on 3-month LIBOR, expiring August 2007,
                                                  Broker Deutsche Bank AG............................          3,610
---------------------------------------------------------------------------------------------------------------------
PUT OPTIONS PURCHASED--0.6%             38      Pay a fixed rate of 5.09% and receive a floating rate
                                                  based on 3-month LIBOR, expiring August 2007,
                                                  Broker Deutsche Bank AG............................      1,673,786
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL OPTIONS PURCHASED
                                                (PREMIUMS PAID--$1,166,600)--0.6%....................      1,677,396
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS
                                                (COST--$589,547,734*)--212.2%........................    592,642,469
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)
--------------------------------------------------------------------------------

                                                             FACE      INTEREST        MATURITY
                                                           AMOUNT        RATE          DATE(S)             VALUE
--------------------------------------------------------------------------------------------------------------------
TBA SALE COMMITMENTS--(5.5%)
--------------------------------------------------------------------------------------------------------------------
FANNIE MAE GUARANTEED PASS-THROUGH CERTIFICATES      $ 16,000,000        5.50%          7/15/2037(c)   $ (15,432,128)
--------------------------------------------------------------------------------------------------------------------
                                                     TOTAL TBA SALE COMMITMENTS
                                                     (PREMIUMS RECEIVED--$15,377,945*)--(5.5%)...        (15,432,128)
--------------------------------------------------------------------------------------------------------------------

                                 NUMBER OF
                               CONTRACTS++                         OPTIONS WRITTEN
---------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN--(0.0%)            38      Pay a fixed rate of 5.08% and receive a floating rate
                                                  based on 3-month LIBOR, expiring September 2007
                                                  Broker Citibank, N.A...............................        (15,162)
---------------------------------------------------------------------------------------------------------------------
PUT OPTIONS WRITTEN--(0.6%)             38      Receive a fixed rate of 5.08% and pay a floating rate
                                                  based on 3-month LIBOR, expiring September 2007
                                                  Broker Citibank, N.A...............................     (1,734,244)
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL OPTIONS WRITTEN
                                                (PREMIUMS RECEIVED--$1,219,800*)--(0.6%).............     (1,749,406)
---------------------------------------------------------------------------------------------------------------------
                                                LIABILITIES IN EXCESS OF OTHER ASSETS--(106.1%)......   (296,283,999)
                                                                                                       -------------
                                                NET ASSETS--100.0%...................................  $ 279,176,936
                                                                                                       =============
---------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments, net of options written and TBA Sale Commitments, as of June 30, 2007, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................  $573,741,694
                                                              ============
Gross unrealized appreciation...............................  $  6,539,432
Gross unrealized depreciation...............................    (4,820,191)
                                                              ------------
Net unrealized appreciation.................................  $  1,719,241
                                                              ============

+ Asset-Backed and Mortgage-Backed Securities are subject to principal paydowns. As a result of prepayments or refinancing of the underlying mortgage instruments, the average life may be substantially less than the original maturity.

++  One contract represents a notional amount of $1,000,000.

(a) Floating rate security.

(b) Represents the interest-only portion of a mortgage-backed security and has either a nominal or notional amount of principal.

(c) Represents or includes a "to-be-announced" transaction. The Fund has committed to purchasing securities for which all specific information is not available at this time.

(d) All or a portion of security held as collateral in connection with open financial futures contracts.

(e) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------------------------------------------------------
                                                               PURCHASE     SALES    REALIZED   INTEREST
AFFILIATE                                                        COST       COST       GAIN      INCOME
--------------------------------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC Cash Sweep Series                     --   $25,397*      --     $103,120
Merrill Lynch Mortgage Investors Trust Series 2006--A3 Class
  3A1, 5.833% due 5/25/2036                                   $2,643,185        --       --     $  1,270
--------------------------------------------------------------------------------------------------------

* Represents net sales cost.
- Financial futures contracts purchased as of June 30, 2007 were as follows:

---------------------------------------------------------------------------------
NUMBER OF                                EXPIRATION                   UNREALIZED
CONTRACTS            ISSUE                  DATE       FACE VALUE    APPRECIATION
---------------------------------------------------------------------------------
   278     10-Year U.S. Treasury Bond  September 2007  $29,325,524     $59,945
                                                                       -------
---------------------------------------------------------------------------------

- Financial futures contracts sold as of June 30, 2007 were as follows:

---------------------------------------------------------------------------------
NUMBER OF                               EXPIRATION                    UNREALIZED
CONTRACTS            ISSUE                 DATE        FACE VALUE    DEPRECIATION
---------------------------------------------------------------------------------
   681     2-Year U.S. Treasury Bond  September 2007  $138,740,895    $ (34,136)
  1301     5-Year U.S. Treasury Bond  September 2007  $134,678,571     (727,071)
---------------------------------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION                                         $(761,207)
                                                                      =========
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)
--------------------------------------------------------------------------------

- Swaps outstanding as of June 30, 2007 were as follows:

-------------------------------------------------------------------------------------------
                                                                               UNREALIZED
                                                                NOTIONAL      APPRECIATION
                                                                 AMOUNT      (DEPRECIATION)
-------------------------------------------------------------------------------------------
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers MBS Fixed Rate
Index and pay a floating rate based on 1-month LIBOR minus
0.06%
Broker, UBS Warburg
Expires July 2007...........................................  $ 44,100,000            --
Receive (pay) a variable return based on a change in the
spread return of the Lehman Brothers CMBS AAA 8.5+ Index and receive a floating rate based on the spread plus .20%
Broker, Credit Suisse First Boston International
Expires September 2007......................................  $ 15,000,000            --
Receive (pay) a variable return based on the change in the
spread return of the Lehman Brothers CMBS AAA 8.5+ Index and receive a floating rate based on the spread plus .40%
Broker, Morgan Stanley Capital Services Inc.
Expires October 2007........................................  $  1,805,000            --
Receive a fixed rate of 5.2625% and pay a floating rate
based on 3-month LIBOR
Broker, Lehman Brothers Special Finance
Expires October 2010........................................  $130,000,000     $(604,197)
Receive a fixed rate of 5.218% and pay a floating rate based on 3-month LIBOR
Broker, JPMorgan Chase
Expires January 2011........................................  $ 51,575,000      (343,482)
Receive a fixed rate of 4.17% and pay 3.50% on Treasury
  Inflation Protected Securities (TIPS) adjusted principal
Broker, Morgan Stanley Capital Services Inc.
Expires January 2011........................................  $  4,725,000      (249,813)
Receive a fixed rate of 5.1975% and pay a floating rate
based on 3-month LIBOR
Broker, Citibank, N.A.
Expires May 2011............................................  $ 33,200,000      (278,666)
Pay a fixed rate of 5.03005% and receive a floating rate
based on 3-month LIBOR
Broker, Lehman Brothers Special Finance
Expires November 2011.......................................  $ 80,800,000     1,346,517
Pay a fixed rate of 5.168% and receive a floating rate based on 3-month LIBOR
Broker, Union Bank of Switzerland, A.G.
Expires November 2011.......................................  $ 40,400,000       460,300
Receive a fixed rate of 4.95% and pay a floating rate based
on 3-month LIBOR
Broker, Citibank, N.A.
Expires December 2011.......................................  $ 20,000,000      (403,664)
Pay a fixed rate of 4.985% and receive a floating rate based on 3-month LIBOR
Broker, Citibank, N.A.
Expires December 2011.......................................  $ 24,500,000       463,319
Receive a fixed rate of 4.9125% and pay a floating rate
based on 3-month LIBOR
Broker, Citibank, N.A.
Expires December 2011.......................................  $ 42,000,000      (909,712)
Pay a fixed rate of 4.9618% and receive a floating rate
based on 3-month LIBOR
Broker, Deutsche Bank AG London
Expires December 2011.......................................  $ 36,000,000       711,251
Receive a fixed rate of 5.1646% and pay a floating rate
based on 3-month LIBOR
Broker, Morgan Stanley Capital Services Inc.
Expires January 2012........................................  $ 20,400,000      (253,398)
Pay a fixed rate of 5.2225% and receive a floating rate
based on 3-month LIBOR
Broker, JPMorgan Chase
Expires February 2012.......................................  $ 15,000,000       150,149
Receive a fixed rate of 4.987% and pay a floating rate based on 3-month LIBOR
Broker, UBS Warburg
Expires April 2012..........................................  $ 20,900,000      (436,555)
Pay a fixed rate of 5.59% and receive a floating rate based
on 3-month LIBOR
Broker, UBS Warburg
Expires June 2012...........................................  $ 18,000,000       (75,911)

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Schedule of Investments as of June 30, 2007 (concluded)
--------------------------------------------------------------------------------

                                                                               UNREALIZED
                                                                NOTIONAL      APPRECIATION
                                                                 AMOUNT      (DEPRECIATION)
-------------------------------------------------------------------------------------------
Pay a fixed rate of 5.29% and receive a floating rate based
on 3-month LIBOR
Broker, Citibank, N.A.
Expires May 2017............................................  $  8,200,000     $ 231,875
Pay a fixed rate of 5.679% and receive a floating rate based on 3-month LIBOR
Broker, Deutsche Bank AG London
Expires June 2017...........................................  $ 32,300,000       (34,316)
Pay a fixed rate of 5.684% and receive a floating rate based on 3-month LIBOR
Broker, JPMorgan Chase
Expires July 2017...........................................  $ 32,300,000      (136,791)
Pay a fixed rate of 5.72495% and receive a floating rate
based on 3-month LIBOR
Broker, Deutsche Bank AG London
Expires July 2017...........................................  $ 32,200,000            --
-------------------------------------------------------------------------------------------
TOTAL.......................................................                   $(363,094)
                                                                               =========
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Statement of Assets and Liabilities as of June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$585,737,949).......................................                  $588,317,464
Investments in affiliated securities, at value (identified
  cost--$2,643,185).........................................                     2,647,609
Options purchased, at value (premiums paid--$1,166,600).....                     1,677,396
Cash........................................................                     3,102,771
Unrealized appreciation on swaps............................                     3,363,411
Receivables:
  Securities sold...........................................  $173,827,353
  Capital shares sold.......................................    38,934,643
  Interest..................................................     3,062,592
  Swaps.....................................................       750,732
  Paydowns..................................................        30,539     216,605,859
                                                              ------------
Prepaid expenses............................................                         2,956
                                                                              ------------
Total assets................................................                   815,717,466
                                                                              ------------
-------------------------------------------------------------------------------------------

LIABILITIES
Reverse repurchase agreements...............................                     7,324,000
Options written, at value (premiums received--$1,219,800)...                     1,749,406
Unrealized depreciation on swaps............................                     3,726,505
TBA sale commitments, at value (proceeds
  received--$15,377,945)....................................                    15,432,128
Payables:
  Securities purchased......................................   505,980,816
  Dividends to shareholders.................................     1,035,734
  Variation margin..........................................       565,925
  Swaps.....................................................       517,505
  Investment adviser........................................       103,283
  Interest on reverse repurchase agreements.................         8,566
  Other affiliates..........................................         4,550
  Capital shares redeemed...................................            19     508,216,398
                                                              ------------
Accrued expenses and other liabilities......................                        92,093
                                                                              ------------
Total liabilities...........................................                   536,540,530
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $279,176,936
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 300,000,000
  shares authorized.........................................                  $  2,775,001
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                            11
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                            11
Paid-in capital in excess of par............................                   288,458,797
Accumulated distributions in excess of investment
  income--net...............................................  $ (1,816,736)
Accumulated realized capital losses--net....................   (11,686,738)
Unrealized appreciation--net................................     1,446,590
                                                              ------------
Total accumulated losses--net...............................                   (12,056,884)
                                                                              ------------
NET ASSETS..................................................                  $279,176,936
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $279,174,813 and 27,750,015
  shares outstanding........................................                  $      10.06
                                                                              ============
Class II--Based on net assets of $1,061.55 and 105.72 shares
  outstanding...............................................                  $      10.04
                                                                              ============
Class III--Based on net assets of $1,061.24 and 105.60
  shares outstanding........................................                  $      10.05
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (including $104,390 from affiliates)...............                  $ 7,229,842
------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $    710,468
Accounting services.........................................        50,543
Custodian fees..............................................        30,627
Interest expense............................................        23,009
Printing and shareholder reports............................        20,207
Professional fees...........................................        17,747
Pricing services............................................        11,046
Directors' fees and expenses................................         7,694
Transfer agent fees--Class I................................         2,438
Distribution fees--Class III................................             2
Distribution fees--Class II.................................             1
Other.......................................................         8,841
                                                              ------------
Total expenses..............................................                      882,623
                                                                              -----------
Investment income--net......................................                    6,347,219
                                                                              -----------
------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on:
  Investments--net..........................................   (11,968,393)
  Financial futures contracts and swaps--net................     5,150,029     (6,818,364)
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................     2,404,648
  Financial futures contracts and swaps--net................    (3,636,231)
  Options written--net......................................      (529,606)    (1,761,189)
                                                              ------------    -----------
Total realized and unrealized loss--net.....................                   (8,579,553)
                                                                              -----------
------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                  $(2,232,334)
                                                                              ===========
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               FOR THE SIX      FOR THE
                                                              MONTHS ENDED     YEAR ENDED
                                                              JUNE 30, 2007   DECEMBER 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                        (UNAUDITED)        2006
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  6,347,219    $ 13,210,624
Realized loss--net..........................................    (6,818,364)     (2,847,013)
Change in unrealized appreciation/depreciation--net.........    (1,761,189)      1,148,006
                                                              ------------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................    (2,232,334)     11,511,617
                                                              ------------    ------------
------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................    (7,042,595)    (13,464,006)
  Class II..................................................           (27)            (49)
  Class III.................................................           (26)            (49)
                                                              ------------    ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................    (7,042,648)    (13,464,104)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................   (37,410,735)     29,732,777
                                                              ------------    ------------
------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................   (46,685,717)     27,780,290
Beginning of period.........................................   325,862,653     298,082,363
                                                              ------------    ------------
End of period*..............................................  $279,176,936    $325,862,653
                                                              ============    ============
------------------------------------------------------------------------------------------
* Accumulated distribution in excess of investment
  income--net...............................................  $ (1,816,736)   $ (1,121,307)
                                                              ============    ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                           CLASS I
                                          -------------------------------------------------------------------------
                                               FOR THE
THE FOLLOWING PER SHARE DATA AND RATIOS    SIX MONTHS ENDED              FOR THE YEAR ENDED DECEMBER 31,
HAVE BEEN DERIVED FROM INFORMATION          JUNE 30, 2007      ----------------------------------------------------
PROVIDED IN THE FINANCIAL STATEMENTS.        (UNAUDITED)         2006       2005       2004       2003       2002
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....       $  10.43        $  10.50   $  10.65   $  10.59   $  11.06   $  10.67
                                               --------        --------   --------   --------   --------   --------
Investment income--net**................            .22             .46        .39        .30        .37        .48
Realized and unrealized gain
  (loss)--net...........................           (.34)           (.06)      (.05)       .14       (.15)       .50
                                               --------        --------   --------   --------   --------   --------
Total from investment operations........           (.12)            .40        .34        .44        .22        .98
                                               --------        --------   --------   --------   --------   --------
Less dividends and distributions:
  Investment income--net................           (.25)           (.47)      (.49)      (.31)      (.39)      (.44)
  Realized gain--net....................             --              --         --+      (.07)      (.30)      (.15)
                                               --------        --------   --------   --------   --------   --------
Total dividends and distributions.......           (.25)           (.47)      (.49)      (.38)      (.69)      (.59)
                                               --------        --------   --------   --------   --------   --------
Net asset value, end of period..........       $  10.06        $  10.43   $  10.50   $  10.65   $  10.59   $  11.06
                                               ========        ========   ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share......         (1.12%)@         3.91%      3.22%      4.13%      2.07%      9.78%
                                               ========        ========   ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, excluding interest expense....           .60%*           .58%       .59%       .58%       .58%       .58%
                                               ========        ========   ========   ========   ========   ========
Expenses................................           .62%*           .58%       .59%       .62%       .59%       .58%
                                               ========        ========   ========   ========   ========   ========
Investment income--net..................          4.47%*          4.43%      3.69%      2.84%      3.39%      4.40%
                                               ========        ========   ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)............................       $279,175        $325,861   $298,080   $321,209   $414,567   $585,789
                                               ========        ========   ========   ========   ========   ========
Portfolio turnover......................           585%@@          448%        61%       145%       213%       208%
                                               ========        ========   ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Based on average shares outstanding.

*** Total investment returns exclude insurance-related fees and expenses.

+   Amount is less than $(.01) per share.

@   Aggregate total investment return.

@@  Excludes dollar roll transactions.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                               CLASS II
                                                    --------------------------------------------------------------
                                                                             FOR THE
                                                        FOR THE             YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS             SIX MONTHS ENDED       DECEMBER 31,          FOR THE PERIOD
HAVE BEEN DERIVED FROM INFORMATION                   JUNE 30, 2007      ------------------    SEPTEMBER 30, 2004+
PROVIDED IN THE FINANCIAL STATEMENTS.                 (UNAUDITED)        2006        2005     TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............      $ 10.42         $10.49      $10.65           $10.73
                                                        -------         ------      ------           ------
Investment income--net**..........................          .20            .47         .40              .08
Realized and unrealized loss--net.................         (.33)          (.06)       (.05)            (.05)
                                                        -------         ------      ------           ------
Total from investment operations..................         (.13)           .41         .35              .03
                                                        -------         ------      ------           ------
Less dividends and distributions:
  Investment income--net..........................         (.25)          (.48)       (.51)            (.07)
  Realized gain--net..............................           --             --          --             (.04)
                                                        -------         ------      ------           ------
Total dividends and distributions.................         (.25)          (.48)       (.51)            (.11)
                                                        -------         ------      ------           ------
Net asset value, end of period....................      $ 10.04         $10.42      $10.49           $10.65
                                                        =======         ======      ======           ======
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share................       (1.18%)@        4.04%       3.32%             .33%@
                                                        =======         ======      ======           ======
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, excluding interest expense..............         .75%*          .50%        .59%             .58%*
                                                        =======         ======      ======           ======
Expenses..........................................         .77%*          .50%        .59%             .58%*
                                                        =======         ======      ======           ======
Investment income--net............................        4.32%*         4.53%       3.76%            2.93%*
                                                        =======         ======      ======           ======
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..........      $     1         $    1      $    1           $    1
                                                        =======         ======      ======           ======
Portfolio turnover................................         585%@@          448%         61%             145%
                                                        =======         ======      ======           ======
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Based on average shares outstanding.

*** Total investment returns exclude insurance-related fees and expenses.

+   Commencement of operations.

@   Aggregate total investment return.

@@  Excludes dollar roll transactions.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                              CLASS III
                                                   ---------------------------------------------------------------
                                                                            FOR THE
                                                       FOR THE             YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS            SIX MONTHS ENDED       DECEMBER 31,          FOR THE PERIOD
HAVE BEEN DERIVED FROM INFORMATION                  JUNE 30, 2007      ------------------     SEPTEMBER 30, 2004+
PROVIDED IN THE FINANCIAL STATEMENTS.                (UNAUDITED)        2006        2005     TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............      $ 10.42         $10.49      $10.65           $10.73
                                                       -------         ------      ------           ------
Investment income--net**.........................          .25            .47         .40              .08
Realized and unrealized loss--net................         (.38)          (.06)       (.05)            (.05)
                                                       -------         ------      ------           ------
Total from investment operations.................         (.13)           .41         .35              .03
                                                       -------         ------      ------           ------
Less dividends and distributions:
  Investment income--net.........................         (.24)          (.48)       (.51)            (.07)
  Realized gain--net.............................           --             --          --             (.04)
                                                       -------         ------      ------           ------
Total dividends and distributions................         (.24)          (.48)       (.51)            (.11)
                                                       -------         ------      ------           ------
Net asset value, end of period...................      $ 10.05         $10.42      $10.49           $10.65
                                                       =======         ======      ======           ======
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share...............       (1.22%)@        4.04%       3.31%             .33%@
                                                       =======         ======      ======           ======
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, excluding interest expense.............         .85%*          .52%        .59%             .58%*
                                                       =======         ======      ======           ======
Expenses.........................................         .87%*          .52%        .59%             .58%*
                                                       =======         ======      ======           ======
Investment income--net...........................        4.22%*         4.50%       3.76%            2.93%*
                                                       =======         ======      ======           ======
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).........      $     1         $    1      $    1           $    1
                                                       =======         ======      ======           ======
Portfolio turnover...............................         585%@@          448%         61%             145%
                                                       =======         ======      ======           ======
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Based on average shares outstanding.

*** Total investment returns exclude insurance-related fees and expenses.

+   Commencement of operations.

@   Aggregate total investment return.

@@  Excludes dollar roll transactions.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock Government Income V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the OTC market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a

--------------------------------------------------------------------------------

company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Company's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

  (c) Repurchase agreements--The Fund may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (d) Reverse repurchase agreements--The Fund may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Fund sells securities to the counterparty and agrees to repurchase them at a mutually agreed upon date and price, and may exchange their respective commitments to pay or receive interest. If the counterparty defaults on its obligation, the Fund's ability to receive interest will be delayed or limited. Furthermore, if the Fund does not have sufficient income to pay its obligation under the reverse repurchase agreement, the Fund would be in default and the counterparty would be able to terminate the repurchase agreement.

  (e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.

--------------------------------------------------------------------------------

Therefore, no federal income tax provision is required.

  (f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

  (h) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (j) Mortgage dollar rolls--The Fund may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

  (k) TBA Commitments--The Fund may enter into to be announced ("TBA") commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of a Fund's other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under "Valuation of investments."

  (l) Recent accounting pronouncements--Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. and various state tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's tax returns remains open for the years ended December 31, 2003 through December 31, 2006.

  In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

  In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain

--------------------------------------------------------------------------------

other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with the Manager. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .50% of the average daily value of the Fund's net assets. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Financial Management, Inc., an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Company also has retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

  For the six months ended June 30, 2007, the Fund reimbursed the Manager $3,314 for certain accounting services.

  PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3. INVESTMENTS:

Purchases and sales (including paydowns, payups and excluding dollar roll transactions) of investments, excluding short-term securities, for the six months ended June 30, 2007 were $3,888,634,631 and $4,077,685,426, respectively.

  Transactions in options written for the six months ended June 30, 2007 were as follows:

-------------------------------------------------------------------
                                               Number of   Premiums
Call Options Written                           Contracts   Received
-------------------------------------------------------------------
Outstanding call options written, beginning
 of period...................................      --            --
Options written..............................      38      $609,900
                                                  ---      --------
Outstanding call options written, end of
 period......................................      38      $609,900
                                                  ===      ========
-------------------------------------------------------------------

-------------------------------------------------------------------
                                               Number of   Premiums
Put Options Written                            Contracts   Received
-------------------------------------------------------------------
Outstanding put options written, beginning of
 period......................................      --            --
Options written..............................      38      $609,900
                                                  ---      --------
Outstanding call options written, end of
 period......................................      38      $609,900
                                                  ===      ========
-------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions was $(37,410,735) and $29,732,777 for the six months ended June 30, 2007 and the year ended December 31, 2006, respectively.

--------------------------------------------------------------------
Class I Shares for the Six Months Ended
June 30, 2007                              Shares      Dollar Amount
--------------------------------------------------------------------
Shares sold...........................    3,941,804    $ 39,678,549
Shares issued to shareholders in
 reinvestment of dividends............      700,380       7,277,022
                                         ----------    ------------
Total issued..........................    4,642,184      46,955,571
Shares redeemed.......................   (8,131,521)    (84,366,359)
                                         ----------    ------------
Net decrease..........................   (3,489,337)   $(37,410,788)
                                         ==========    ============
--------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------
Class I Shares for the Year Ended
December 31, 2006                        Shares      Dollar Amount
------------------------------------------------------------------
Shares sold..........................   8,790,813    $ 91,373,369
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   1,245,553      12,924,104
                                       ----------    ------------
Total issued.........................  10,036,366     104,297,473
Shares redeemed......................  (7,188,596)    (74,564,794)
                                       ----------    ------------
Net increase.........................   2,847,770    $ 29,732,679
                                       ==========    ============
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Six Months Ended                    Dollar
June 30, 2007                                     Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    3        $27
                                                    --       ---
Net increase....................................    3        $27
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2006                                 Shares    Amount
------------------------------------------------------------------
Shares sold.....................................    10      $ 100
Shares issued to shareholders in reinvestment of
 dividends......................................     5         49
                                                   ---      -----
Total issued....................................    15        149
Shares redeemed.................................   (10)      (100)
                                                   ---      -----
Net increase....................................     5      $  49
                                                   ===      =====
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Six Months Ended                   Dollar
June 30, 2007                                     Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    2        $26
                                                    --       ---
Net increase....................................    2        $26
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2006                                 Shares    Amount
------------------------------------------------------------------
Shares sold.....................................    10      $ 100
Shares issued to shareholders in reinvestment of
 dividends......................................     5         49
                                                   ---      -----
Total issued....................................    15        149
Shares redeemed.................................   (10)      (100)
                                                   ---      -----
Net increase....................................     5      $  49
                                                   ===      =====
------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager, is party to a $500,000,000 credit agreement with a group of lenders, which expires November 2007. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2007.

  The weighted average annual interest rate was 6.22% and the average borrowing was approximately $880,000 for the six months ended June 30, 2007.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2006, the Fund had a net capital loss carryforward of $2,860,553, of which $1,381,364 expires in 2013 and $1,479,189 expires in 2014.
This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------

       BLACKROCK HIGH INCOME V.I. FUND
       -------------------------------------------------------------------------

                                                  Semi-Annual Report (Unaudited)
                                                                   June 30, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
A Discussion With Your Fund's Portfolio Managers
--------------------------------------------------------------------------------

  The Fund's performance benefited from its exposure to lower-quality credits as these securities generally outperformed other segments of the high yield bond market during the period.

HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2007, BlackRock High Income V.I. Fund's Class I Shares had a total return of +3.46%. For the same period, the Fund's benchmark, the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index, returned +2.96%, and the Lipper High Current Yield Funds (Variable Products) category had an average return of +2.40%. (Funds in this Lipper category seek high relative current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.)

  The high yield market posted positive returns for the first five months of 2007 before experiencing a downturn in June. The rally in the high yield market for most of the first half of the year reflected the continuation of historically low default rates and relatively low new-issue supply. The market decline in June resulted primarily from lower demand, especially among retail investors; tepid investor sentiment; and concerns about rising U.S. Treasury yields and an increase in new issuance of bonds related to leveraged buyouts
(LBOs). An LBO is the acquisition of--or a controlling interest in--a company for which a significant amount of borrowed money (bonds or loans) is used to meet the cost of the acquisition.

  High yield securities and the Fund significantly outperformed U.S. Treasury issues and investment-grade bonds for the six-month period. U.S. Treasuries, as measured by the Merrill Lynch 10-Year U.S. Treasury Securities Index, returned -.43%, and the U.S. investment-grade bond market returned +.98%, as measured by the Lehman Brothers U.S. Aggregate Bond Index. Accordingly, the higher-quality sector of the high yield market, which is more closely correlated with Treasury issues, lagged during the period, while lower-quality issues outperformed.

WHAT FACTORS MOST INFLUENCED FUND PERFORMANCE?

  The Fund's performance during the period benefited from its exposure to lower-quality credits, as well as overweight positions versus the benchmark in the chemicals, building materials and wireless telecommunications sectors. Security selection in BB-rated credits also contributed positively to performance as lower-quality credit sectors outperformed during the period. Conversely, underweight positions in health care, home construction and supermarkets detracted from Fund results.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  During the semi-annual period, we decreased the Fund's positions in the automotive and electric utility sectors, resulting in underweights in these sectors, and increased its overweight position in the retail sector. We generally favored lower-quality credit tiers, holding overweight positions in issues rated B and CCC. These overweights enhanced performance as these segments of the credit market posted strong returns.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  At June 30, 2007, the Fund had overweight positions relative to the benchmark in the retail, wireless, media--non-cable and metals sectors, and underweight exposure to the healthcare, supermarkets, non-captive diversified financials and natural gas pipeline sectors. The Fund had an average credit rating of B at period-end.

  Going forward, we intend to maintain our focus on increasing the Fund's net asset value while seeking to generate a competitive total return for shareholders. The turmoil in the subprime mortgage market in the first half of 2007 has not had a direct effect on Fund performance, but we maintain an underweight allocation to securities issued by homebuilders.

  In our view, the Fund is well positioned to take full advantage of opportunities in the high yield market throughout the remainder of the year. The market may face a challenging technical environment primarily because of a large issuance calendar which is likely to grow, as well as deteriorating liquidity in the market. However, the sector is still fundamentally solid, and we believe the disciplined yet flexible style

--------------------------------------------------------------------------------

of the Fund should continue to thrive in this type of environment.

Kevin Booth
Portfolio Manager

James Keenan
Portfolio Manager

Jeffrey Gary
Portfolio Manager

Scott Amero
Portfolio Manager

July 13, 2007

---------------------------------------------------------

  We are pleased to announce that Kevin Booth, CFA, and James E. Keenan, CFA, have joined the Fund's portfolio management team and, together with Mr. Amero and Mr. Gary, are jointly responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Mr. Booth is a Managing Director with BlackRock Financial Management and co-head of the high yield team within the Fixed Income Portfolio Management Group. Mr. Booth joined BlackRock following the merger with Merrill Lynch Investment Managers (MLIM) in 2006. He was a Managing Director (Global Fixed Income) with MLIM in 2006, a Director from 1998 to 2006 and Vice President from 1991 to 1998. Mr. Booth has been a portfolio manager with BlackRock or MLIM since 1992, and was a member of MLIM's bank loan group from 2000 to 2006. Mr. Keenan is a Director with BlackRock Financial Management and co-head of the high yield team within the Fixed Income Portfolio Management Group. Mr. Keenan has been with the firm since 2004 as a Portfolio Manager on the high yield team. Prior to that, he was a senior high yield trader at Columbia Management Group from 2003 to 2004. Mr. Keenan began his investment career at UBS Global Asset Management, where he held roles as a trader, research analyst and portfolio analyst from 1998 through 2003.
---------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH]

                                                  BLACKROCK HIGH INCOME                                   LEHMAN BROTHERS U.S.
                                                   V.I. FUND+--CLASS I      CREDIT SUISSE HIGH YIELD     CORPORATE HIGH YIELD 2%
                                                         SHARES*                    INDEX+++               ISSUER CAP INDEX++
                                                  ---------------------     ------------------------     -----------------------
6/97                                                      10000                       10000                       10000
6/98                                                      10787                       11098                       11143
6/99                                                      10509                       11003                       11101
6/00                                                      10621                       10960                       10988
6/01                                                      10618                       10925                       10909
6/02                                                      10108                       11102                       10679
6/03                                                      11915                       13407                       13048
6/04                                                      13495                       14982                       14393
6/05                                                      14618                       16495                       15927
6/06                                                      15340                       17323                       16622
6/07                                                      16857                       19422                       18487

[LINE GRAPH]

                                                                                                               LEHMAN BROTHERS
                                           BLACKROCK HIGH         BLACKROCK HIGH                             U.S. CORPORATE HIGH
                                        INCOME V.I. FUND+--    INCOME V.I. FUND+--     CREDIT SUISSE HIGH    YIELD 2% ISSUER CAP
                                          CLASS II SHARES*      CLASS III SHARES*        YIELD INDEX+++            INDEX++
                                        -------------------    -------------------     ------------------    -------------------
9/30/04**                                      10000                  10000                  10000                  10000
6/05                                           10435                  10435                  10536                  10554
6/06                                           10955                  10955                  11065                  11015
6/07                                           12023                  12012                  12406                  12251

* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
**  Commencement of Operations.
+ The Fund invests principally in fixed income securities with lower credit quality.
++ This unmanaged index is an unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index. The Fund now uses this index as its benchmark because it better reflects the Fund's investment strategies.
+++ This unmanaged market-weighted Index is comprised of 1,637 high-yield debt securities rated BBB or lower.

    Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/07                                           + 9.89%
--------------------------------------------------------------------------
Five Years Ended 6/30/07                                         +10.77
--------------------------------------------------------------------------
Ten Years Ended 6/30/07                                          + 5.36
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/07                                           +9.75%
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/07                              +6.93
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/07                                           +9.65%
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/07                              +6.90
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH     STANDARDIZED
AS OF JUNE 30, 2007                                           TOTAL RETURN   TOTAL RETURN   30-DAY YIELD
--------------------------------------------------------------------------------------------------------
Class I Shares*                                                  +3.46%         + 9.89%         7.45%
--------------------------------------------------------------------------------------------------------
Class II Shares*                                                 +3.23          + 9.75            --
--------------------------------------------------------------------------------------------------------
Class III Shares*                                                +3.29          + 9.65            --
--------------------------------------------------------------------------------------------------------
Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap
  Index**                                                        +2.96          +11.22            --
--------------------------------------------------------------------------------------------------------
Credit Suisse High Yield Index***                                +3.68          +12.12            --
--------------------------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares. If such fees were included, returns shown would have been lower.

** This unmanaged Index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index. The Fund now uses this index as its benchmark because it better reflects the Fund's investment strategies.

    Past results shown should not be considered a representation of future performance.

*** This unmanaged market-weighted Index is comprised of 1,637 high-yield debt securities rated BBB or lower.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2007 and held through June 30, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                                 BEGINNING         ENDING       DURING THE PERIOD*
                                                               ACCOUNT VALUE    ACCOUNT VALUE   JANUARY 1, 2007 TO
                                                              JANUARY 1, 2007   JUNE 30, 2007     JUNE 30, 2007
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,034.60           $3.18
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,032.30           $4.13
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,032.90           $4.44
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,021.68           $3.16
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,020.73           $4.11
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,020.44           $4.41
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.63% for Class I, .82% for Class II and .88% for Class
    III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). All of the outstanding shares of Class II and Class III were owned by an affiliated entity.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Portfolio Information as of June 30, 2007
--------------------------------------------------------------------------------

                                                                   PERCENT OF
               QUALITY RATINGS BY S&P/MOODY'S                 LONG-TERM INVESTMENTS
-----------------------------------------------------------------------------------
A/A.........................................................           0.1%
BBB/Baa.....................................................           3.1
BB/Ba.......................................................          22.5
B/B.........................................................          54.1
CCC/Caa.....................................................          17.2
NR (Not Rated)..............................................           2.0
Other*......................................................           1.0
-----------------------------------------------------------------------------------

*  Includes portfolio holdings in common stocks, preferred stocks and warrants.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Schedule of Investments as of June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

                                     FACE
INDUSTRY                           AMOUNT                          CORPORATE BONDS                          VALUE
---------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--2.4%
                                               DRS Technologies, Inc.:
                              $1,000,000         6.875% due 11/01/2013................................  $    970,000
                                 250,000         6.625% due 2/01/2016.................................       241,250
                                 500,000       K&F Acquisition, Inc., 7.75% due 11/15/2014............       530,000
                                               L-3 Communications Corp.:
                                  65,000         5.875% due 1/15/2015.................................        60,288
                               1,025,000         Series B, 6.375% due 10/15/2015......................       968,625
                                 425,000       Standard Aero Holdings, Inc., 8.25% due 9/01/2014......       452,625
                                 260,000       TransDigm, Inc., 7.75% due 7/15/2014(e)................       262,600
                               1,390,000       Vought Aircraft Industries, Inc., 8% due 7/15/2011.....     1,383,050
                                                                                                        ------------
                                                                                                           4,868,438
---------------------------------------------------------------------------------------------------------------------
AIRLINES--0.5%
                                               Continental Airlines, Inc. Class C(i):
                                  23,264         Series 1998-1, 6.541% due 9/15/2009..................        23,235
                                 904,186         Series 2001-1, 7.033% due 12/15/2012.................       895,709
                                                                                                        ------------
                                                                                                             918,944
---------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--5.7%
                                               ArvinMeritor, Inc.:
                                 540,000         8.125% due 9/15/2015.................................       523,125
                                 220,000         4% due 2/15/2027(a)(e)(k)............................       233,750
                                               Asbury Automotive Group, Inc.:
                               1,150,000         8% due 3/15/2014.....................................     1,161,500
                                 240,000         7.625% due 3/15/2017(e)..............................       236,400
                                 250,000       Autonation, Inc., 7.356% due 4/15/2013(f)..............       249,375
                                 205,000       Cooper-Standard Automotive, Inc., 7% due 12/15/2012....       192,187
                                 700,000       Ford Motor Co., 8.90% due 1/15/2032....................       609,000
                                               Ford Motor Credit Co.:
                                 950,000         5.80% due 1/12/2009..................................       929,909
                                 230,000         5.70% due 1/15/2010..................................       219,730
                                 990,000         8.105% due 1/13/2012(f)..............................       987,488
                                 980,000       General Motors Acceptance Corp., 6.75% due 12/01/2014..       938,503
                                               The Goodyear Tire & Rubber Co.:
                                 150,000         9.135% due 12/01/2009(e)(f)..........................       150,375
                                 140,000         7.857% due 8/15/2011.................................       142,800
                               1,003,000         8.625% due 12/01/2011(e).............................     1,055,657
                                 240,000         4% due 6/15/2034(a)..................................       699,300
                                 300,000       Group 1 Automotive, Inc., 2.25% due 6/15/2036(a)(k)....       258,375
                                 305,000       Keystone Automotive Operations, Inc., 9.75% due
                                                 11/01/2013...........................................       265,350
                                 965,000       Lear Corp., 8.75% due 12/01/2016.......................       919,163
                                 315,000       Metaldyne Corp., 10% due 11/01/2013....................       333,900
                                 310,000       Titan International, Inc., 8% due 1/15/2012............       318,525
                                 885,000       United Auto Group, Inc., 7.75% due 12/15/2016..........       880,575
                                                                                                        ------------
                                                                                                          11,304,987
---------------------------------------------------------------------------------------------------------------------
BROADCASTING--1.6%               210,000       Bonten Media Acquisition Co., 9% due 6/01/2015(e)(j)...       209,932
                                 750,000       CMP Susquehanna Corp., 9.875% due 5/15/2014(e).........       750,000
                                 130,000       Local TV Finance LLC, 9.25% due 6/15/2015(e)(j)........       126,538
                                 750,000       Radio One, Inc., 6.375% due 2/15/2013..................       705,000
                                 128,000       Sinclair Broadcast Group, Inc., 8% due 3/15/2012.......       131,840
                                 490,000       Umbrella Acquisition, 9.75% due 3/15/2015(e)(j)........       483,875
                                 860,000       Young Broadcasting, Inc., 10% due 3/01/2011............       855,700
                                                                                                        ------------
                                                                                                           3,262,885
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)
--------------------------------------------------------------------------------

                                     FACE
INDUSTRY                           AMOUNT                          CORPORATE BONDS                          VALUE
---------------------------------------------------------------------------------------------------------------------
CABLE--INTERNATIONAL--0.1%    $  250,000       NTL Cable Plc, 9.125% due 8/15/2016....................  $    261,875
---------------------------------------------------------------------------------------------------------------------
CABLE--U.S.--5.0%              1,175,000       CCH I, LLC, 11% due 10/01/2015.........................     1,225,043
                               1,000,000       CSC Holdings, Inc. Series B, 7.625% due 4/01/2011......       992,500
                                 430,000       Cablevision Systems Corp. Series B, 9.82% due
                                                 4/01/2009(f).........................................       449,350
                               2,290,000       Charter Communications Holdings II LLC, 10.25% due
                                                 9/15/2010............................................     2,392,888
                                 250,000       DirecTV Holdings LLC, 8.375% due 3/15/2013.............       261,562
                               1,350,000       Echostar DBS Corp., 7.125% due 2/01/2016...............     1,319,625
                                               Intelsat Bermuda Ltd.(f):
                                 150,000         11.409% due 6/15/2013................................       159,000
                                 870,000         8.872% due 1/15/2015.................................       888,488
                                 820,000       Intelsat Corp., 9% due 6/15/2016.......................       858,950
                                 170,000       Intelsat Intermediate Holding Co. Ltd., 9.231% due
                                                 2/01/2015(b).........................................       139,825
                               1,300,000       Intelsat Subsidiary Holding Co. Ltd., 8.25% due
                                                 1/15/2013............................................     1,319,500
                                                                                                        ------------
                                                                                                          10,006,731
---------------------------------------------------------------------------------------------------------------------
CHEMICALS--3.3%                  435,000       American Pacific Corp., 9% due 2/01/2015(e)............       436,631
                                               Hexion U.S. Finance Corp.:
                                 545,000         9.75% due 11/15/2014.................................       564,075
                                 200,000         9.86% due 11/15/2014(f)..............................       206,000
                                 350,000       Huntsman International LLC, 7.875% due 11/15/2014......       374,937
                                 560,000       Ineos Group Holdings Plc, 8.50% due 2/15/2016(e).......       547,400
                                 575,000       Innophos, Inc., 8.875% due 8/15/2014...................       595,125
                                 925,000       Lyondell Chemical Co., 8% due 9/15/2014................       950,437
                                 450,000       MacDermid, Inc., 9.50% due 4/15/2017(e)................       452,250
                                               Momentive Performance Materials, Inc.(e):
                                 100,000         9.75% due 12/01/2014.................................       101,000
                               1,385,000         10.125% due 12/01/2014(j)............................     1,388,462
                                 600,000       Terra Capital, Inc. Series B, 7% due 2/01/2017.........       579,000
                                 300,000       Westlake Chemical Corp., 6.625% due 1/15/2016..........       284,250
                                                                                                        ------------
                                                                                                           6,479,567
---------------------------------------------------------------------------------------------------------------------
CONSUMER--DURABLES--1.1%       2,240,000       TL Acquisitions, Inc., 10.50% due 1/15/2015(e).........     2,172,800
---------------------------------------------------------------------------------------------------------------------
CONSUMER--NON-                   125,000       American Greetings Corp., 7.375% due 6/01/2016.........       126,250
DURABLES--2.1%                 1,000,000       Chattem, Inc., 7% due 3/01/2014........................       997,500
                                 825,000       Hines Nurseries, Inc., 10.25% due 10/01/2011...........       643,500
                                 950,000       Levi Strauss & Co., 8.875% due 4/01/2016...............       973,750
                                 300,000       North Atlantic Trading Co., 9.25% due 3/01/2012........       252,000
                               1,300,000       Quiksilver, Inc., 6.875% due 4/15/2015.................     1,222,000
                                                                                                        ------------
                                                                                                           4,215,000
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)
--------------------------------------------------------------------------------

                                     FACE
INDUSTRY                           AMOUNT                          CORPORATE BONDS                          VALUE
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA--5.6%
                                               Affinion Group, Inc.:
                              $  190,000         10.125% due 10/15/2013...............................  $    202,825
                                 385,000         11.50% due 10/15/2015................................       415,800
                                 250,000       CBD Media Holdings LLC, 9.25% due 7/15/2012............       258,750
                                 440,000       CanWest Media, Inc., 8% due 9/15/2012..................       436,700
                                               Dex Media East LLC:
                                  65,000         9.875% due 11/15/2009................................        67,356
                                 334,000         12.125% due 11/15/2012...............................       359,467
                               1,800,000       Dex Media West LLC, 8.50% due 8/15/2010................     1,865,250
                               1,250,000       Idearc, Inc., 8% due 11/15/2016........................     1,262,500
                                 190,000       Network Communications, Inc., 10.75% due 12/01/2013....       198,550
                                               Nielsen Finance LLC(e):
                               1,500,000         10% due 8/01/2014....................................     1,586,250
                                 755,000         10.492% due 8/01/2016(b).............................       532,275
                               1,975,000       Primedia, Inc., 8% due 5/15/2013.......................     2,078,688
                                 525,000       Quebecor World Capital Corp., 8.75% due 3/15/2016(e)...       517,125
                                 360,000       Quebecor World, Inc., 9.75% due 1/15/2015(e)...........       364,500
                                               RH Donnelley Corp.:
                                 400,000         6.875% due 1/15/2013.................................       379,000
                                 725,000         Series A-2, 6.875% due 1/15/2013.....................       686,938
                                                                                                        ------------
                                                                                                          11,211,974
---------------------------------------------------------------------------------------------------------------------
ENERGY--EXPLORATION &            525,000       Berry Petroleum Co., 8.25% due 11/01/2016..............       528,937
PRODUCTION--5.2%                 600,000       Chaparral Energy, Inc., 8.50% due 12/01/2015...........       586,500
                                 325,000       Compton Petroleum Finance Corp., 7.625% due
                                                 12/01/2013...........................................       320,938
                                 550,000       Corral Finans AB, 6.855% due 4/15/2010(e)(j)...........       538,857
                                 250,000       Denbury Resources, Inc., 7.50% due 12/15/2015..........       249,375
                                 700,000       Encore Acquisition Co., 6.25% due 4/15/2014............       624,750
                               1,175,000       OPTI Canada, Inc., 8.25% due 12/15/2014(e).............     1,192,625
                                 750,000       Range Resources Corp., 6.375% due 3/15/2015............       710,625
                                 755,000       Sabine Pass LNG LP, 7.50% due 11/30/2016(e)............       751,225
                                               Stone Energy Corp.:
                                 740,000         8.106% due 7/15/2010(e)(f)...........................       740,000
                                 600,000         6.75% due 12/15/2014.................................       552,000
                                 500,000       Swift Energy Co., 7.125% due 6/01/2017.................       476,250
                               2,000,000       Western Oil Sands, Inc., 8.375% due 5/01/2012..........     2,187,500
                               1,000,000       Whiting Petroleum Corp., 7.25% due 5/01/2013...........       950,000
                                                                                                        ------------
                                                                                                          10,409,582
---------------------------------------------------------------------------------------------------------------------
ENERGY--OTHER--1.8%            1,090,000       Aleris International, Inc., 9% due 12/15/2014(e)(j)....     1,094,981
                                 360,000       Cimarex Energy Co., 7.125% due 5/01/2017...............       351,000
                                 300,000       Copano Energy LLC, 8.125% due 3/01/2016................       304,500
                                 174,000       KCS Energy, Inc., 7.125% due 4/01/2012.................       171,825
                                 500,000       North American Energy Partners, Inc., 8.75% due
                                                 12/01/2011...........................................       505,000
                               1,215,000       SemGroup LP, 8.75% due 11/15/2015(e)...................     1,221,075
                                                                                                        ------------
                                                                                                           3,648,381
---------------------------------------------------------------------------------------------------------------------
FINANCIAL--0.9%
                                               American Real Estate Partners LP:
                                 630,000         7.125% due 2/15/2013.................................       607,950
                               1,100,000         7.125% due 2/15/2013(e)..............................     1,061,500
                                 220,000       USI Holdings Corp., 9.23% due 11/15/2014(e)(f).........       218,900
                                                                                                        ------------
                                                                                                           1,888,350
---------------------------------------------------------------------------------------------------------------------
FOOD & TOBACCO--0.8%             150,000       Archer-Daniels-Midland Co., 0.875% due
                                                 2/15/2014(a)(e)......................................       142,500
                                 475,000       Del Monte Corp., 8.625% due 12/15/2012.................       490,437
                                 530,000       Smithfield Foods, Inc., 7.75% due 7/01/2017............       530,000
                                 430,000       Swift & Co., 12.50% due 1/01/2010......................       455,172
                                                                                                        ------------
                                                                                                           1,618,109
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)
--------------------------------------------------------------------------------

                                     FACE
INDUSTRY                           AMOUNT                          CORPORATE BONDS                          VALUE
---------------------------------------------------------------------------------------------------------------------
GAMING--3.2%                  $  450,000       CCM Merger, Inc., 8% due 8/01/2013(e)..................  $    447,750
                                 205,000       Caesars Entertainment, Inc., 8.125% due 5/15/2011......       213,969
                                 740,000       Greektown Holdings, LLC, 10.75% due 12/01/2013(e)......       784,400
                               1,555,000       Harrah's Operating Co., Inc., 5.75% due 10/01/2017.....     1,244,000
                                 625,000       Penn National Gaming, Inc., 6.75% due 3/01/2015........       640,625
                                 580,000       Pinnacle Entertainment, Inc., 7.50% due 6/15/2015(e)...       559,700
                                 290,000       Shingle Springs Tribal Gaming Authority, 9.375% due
                                                 6/15/2015(e).........................................       292,538
                                 170,000       Snoqualmie Entertainment Authority, 9.15% due
                                                 2/01/2014(e)(f)......................................       171,700
                                 500,000       Station Casinos, Inc., 6.625% due 3/15/2018............       430,000
                                 720,000       Tropicana Entertainment, LLC, 9.625% due
                                                 12/15/2014(e)........................................       693,000
                               1,000,000       Wynn Las Vegas LLC, 6.625% due 12/01/2014..............       963,750
                                                                                                        ------------
                                                                                                           6,441,432
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE--4.0%                600,000       Accellent, Inc., 10.50% due 12/01/2013.................       595,500
                               1,180,000       Angiotech Pharmaceuticals, Inc., 9.11% due
                                                 12/01/2013(f)........................................     1,215,400
                               1,640,000       Community Health Systems, Inc., 8.875% due
                                                 7/15/2015(e).........................................     1,662,550
                                 720,000       The Cooper Cos., Inc., 7.125% due 2/15/2015(e).........       712,800
                                 250,000       Omnicare, Inc. Series OCR, 3.25% due 12/15/2035(a).....       209,063
                                 300,000       PTS Acquisition Corp., 9.50% due 4/15/2015(e)(j).......       294,750
                                               Tenet Healthcare Corp.:
                               1,730,000         6.50% due 6/01/2012..................................     1,548,350
                                 775,000         9.875% due 7/01/2014.................................       767,250
                                 155,000         9.25% due 2/01/2015..................................       147,250
                                 500,000       United Surgical Partners International, Inc., 8.875%
                                                 due 5/01/2017(e).....................................       501,250
                                               Universal Hospital Services, Inc.(e):
                                 140,000         8.50% due 6/01/2015(j)...............................       137,588
                                 130,000         8.759% due 6/01/2015(f)..............................       130,000
                                                                                                        ------------
                                                                                                           7,921,751
---------------------------------------------------------------------------------------------------------------------
HOUSING--4.7%                    955,000       Ashton Woods USA LLC, 9.50% due 10/01/2015.............       883,375
                                 600,000       CPG International I, Inc., 10.50% due 7/01/2013........       615,000
                                 410,000       Esco Corp., 8.625% due 12/15/2013(e)...................       430,500
                               1,500,000       Forest City Enterprises, Inc., 7.625% due 6/01/2015....     1,511,250
                                               Goodman Global Holding Co., Inc.:
                                 479,000         8.36% due 6/15/2012(f)...............................       482,593
                               1,000,000         7.875% due 12/15/2012................................       990,000
                                 535,000       Nortek, Inc., 8.50% due 9/01/2014......................       509,588
                                 170,000       Ply Gem Industries, Inc., 9% due 2/15/2012.............       152,788
                                               Realogy Corp.(e):
                                 760,000         10.50% due 4/15/2014.................................       723,900
                               1,210,000         11% due 4/15/2014(j).................................     1,140,425
                                 870,000         12.375% due 4/15/2015................................       793,875
                                 500,000       Standard-Pacific Corp., 6.50% due 8/15/2010............       465,000
                                 225,000       Stanley-Martin Communities LLC, 9.75% due 8/15/2015....       198,000
                                 425,000       Texas Industries, Inc., 7.25% due 7/15/2013............       426,063
                                                                                                        ------------
                                                                                                           9,322,357
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)
--------------------------------------------------------------------------------

                                     FACE
INDUSTRY                           AMOUNT                          CORPORATE BONDS                          VALUE
---------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--5.5%
                                               Amkor Technology, Inc.:
                              $  235,000         7.75% due 5/15/2013..................................  $    226,187
                               1,100,000         9.25% due 6/01/2016..................................     1,133,000
                                 500,000       BMS Holdings, Inc., 12.40% due 2/15/2012(e)(f)(j)......       471,233
                                 155,000       Compagnie Generale de Geophysique SA, 7.50% due
                                                 5/15/2015............................................       155,000
                                 805,000       Compagnie Generale de Geophysique-Veritas, 7.75% due
                                                 5/15/2017............................................       815,063
                                               Freescale Semiconductor, Inc.(e):
                               2,745,000         9.125% due 12/15/2014(j).............................     2,580,300
                                 145,000         9.235% due 12/15/2014(f).............................       139,925
                                 350,000       Hynix Semiconductor, Inc., 7.875% due 6/27/2017(e).....       346,500
                               1,155,000       Nortel Networks Ltd., 9.606% due 7/15/2011(e)(f).......     1,228,631
                                               Sanmina-SCI Corp.:
                                  35,000         6.75% due 3/01/2013..................................        31,850
                                 495,000         8.125% due 3/01/2016.................................       460,350
                                 480,000       Spansion, Inc., 8.485% due 6/01/2013(e)(f).............       479,400
                                               SunGard Data Systems, Inc.:
                               1,400,000         9.125% due 8/15/2013.................................     1,433,250
                                  90,000         10.25% due 8/15/2015.................................        95,175
                               1,295,000       Viasystems, Inc., 10.50% due 1/15/2011.................     1,320,900
                                                                                                        ------------
                                                                                                          10,916,764
---------------------------------------------------------------------------------------------------------------------
LEISURE--1.7%                    959,000       FelCor Lodging LP, 8.50% due 6/01/2011.................     1,008,149
                                 340,000       Great Canadian Gaming Corp., 7.25% due 2/15/2015(e)....       338,300
                                 750,000       HRP Myrtle Beach Operations LLC, 10.07% due
                                                 4/01/2012(e)(f)......................................       750,000
                                               Travelport LLC:
                                  65,000         9.875% due 9/01/2014.................................        68,900
                                 260,000         9.985% due 9/01/2014(f)..............................       266,500
                                 975,000       True Temper Sports, Inc., 8.375% due 9/15/2011.........       853,125
                                                                                                        ------------
                                                                                                           3,284,974
---------------------------------------------------------------------------------------------------------------------
MANUFACTURING--4.3%              260,000       American Railcar Industries, Inc., 7.50% due
                                                 3/01/2014............................................       258,700
                                 130,000       Belden CDT, Inc., 7% due 3/15/2017(e)..................       128,050
                                 750,000       CPI Holdco, Inc., 11.151% due 2/01/2015(f).............       772,500
                                 640,000       Invensys Plc, 9.875% due 3/15/2011(e)..................       684,800
                               1,130,000       Jarden Corp., 7.50% due 5/01/2017......................     1,115,875
                               1,650,000       NXP BV, 9.50% due 10/15/2015...........................     1,625,250
                                               RBS Global, Inc.:
                                 160,000         9.50% due 8/01/2014..................................       164,000
                                 950,000         11.75% due 8/01/2016.................................     1,021,250
                                 220,000         8.875% due 9/01/2016.................................       220,550
                                 285,000       Sensata Technologies BV, 8% due 5/01/2014..............       275,025
                               1,410,000       Superior Essex Communications LLC, 9% due 4/15/2012....     1,438,200
                                 851,000       Trimas Corp., 9.875% due 6/15/2012.....................       874,403
                                                                                                        ------------
                                                                                                           8,578,603
---------------------------------------------------------------------------------------------------------------------
METAL--OTHER--3.0%               130,000       Blaze Recycling & Metals LLC, 10.875% due
                                                 7/15/2012(e).........................................       132,600
                               1,400,000       Foundation PA Coal Co., 7.25% due 8/01/2014............     1,387,750
                                               Freeport-McMoRan Copper & Gold, Inc.:
                                 950,000         8.564% due 4/01/2015(f)..............................       995,125
                               2,110,000         8.375% due 4/01/2017.................................     2,252,425
                               1,000,000       Novelis, Inc., 7.25% due 2/15/2015.....................     1,026,250
                                 250,000       Southern Copper Corp., 6.375% due 7/27/2015............       252,336
                                                                                                        ------------
                                                                                                           6,046,486
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)
--------------------------------------------------------------------------------

                                     FACE
INDUSTRY                           AMOUNT                          CORPORATE BONDS                          VALUE
---------------------------------------------------------------------------------------------------------------------
PACKAGING--2.2%               $1,490,000       Berry Plastics Holding Corp., 8.875% due 9/15/2014.....  $  1,508,625
                                 300,000       Graham Packing Co., Inc., 8.50% due 10/15/2012.........       301,875
                               1,290,000       Impress Holdings B.V., 8.481% due 9/15/2013(e)(f)......     1,315,800
                                 395,000       Packaging Dynamics Finance Corp., 10% due
                                                 5/01/2016(e).........................................       396,975
                                 680,000       Pregis Corp., 12.375% due 10/15/2013...................       765,000
                                                                                                        ------------
                                                                                                           4,288,275
---------------------------------------------------------------------------------------------------------------------
PAPER--4.3%                      545,000       Abitibi-Consolidated, Inc., 6% due 6/20/2013...........       450,987
                                               Ainsworth Lumber Co. Ltd.:
                                 850,000         7.25% due 10/01/2012.................................       654,500
                                 100,000         6.75% due 3/15/2014..................................        74,000
                                               Boise Cascade LLC:
                                 250,000         8.231% due 10/15/2012(f).............................       250,000
                                 325,000         7.125% due 10/15/2014................................       308,750
                                 415,000       Bowater Canada Finance Corp., 7.95% due 11/15/2011.....       390,619
                                 750,000       Cascades, Inc., 7.25% due 2/15/2013....................       729,375
                               1,750,000       Domtar, Inc., 7.125% due 8/15/2015.....................     1,695,312
                                 875,000       Graphic Packaging International Corp., 8.50% due
                                                 8/15/2011............................................       894,687
                               1,520,000       NewPage Corp., 10% due 5/01/2012.......................     1,641,600
                                 305,000       Norske Skog Canada Ltd. Series D, 8.625% due
                                                 6/15/2011............................................       295,087
                                  46,000       Smurfit Kappa Funding Plc, 9.625% due 10/01/2012.......        48,185
                                 560,000       Smurfit-Stone Container Enterprises, Inc., 8% due
                                                 3/15/2017............................................       543,200
                                 475,000       Verso Paper Holdings LLC, 9.125% due 8/01/2014(e)......       490,438
                                                                                                        ------------
                                                                                                           8,466,740
---------------------------------------------------------------------------------------------------------------------
RETAIL--4.2%                     425,000       Buffets, Inc., 12.50% due 11/01/2014...................       406,937
                                 230,000       Burlington Coat Factory Warehouse Corp., 11.125% due
                                                 4/15/2014............................................       224,250
                                               Claire's Stores, Inc.(e):
                                 150,000         9.25% due 6/01/2015..................................       142,500
                                 240,000         9.625% due 6/01/2015(j)..............................       222,895
                                 150,000         10.50% due 6/01/2017.................................       136,875
                                               General Nutrition Centers, Inc.(e):
                               1,190,000         9.85% due 3/15/2014(j)...............................     1,113,954
                                 960,000         10.75% due 3/15/2015.................................       929,717
                                               Michaels Stores, Inc.(e):
                                 930,000         10% due 11/01/2014...................................       953,250
                               1,470,000         11.375% due 11/01/2016...............................     1,536,150
                               1,600,000       Neiman Marcus Group, Inc., 9% due 10/15/2015(j)........     1,681,143
                                               Rite Aid Corp.:
                                 310,000         9.375% due 12/15/2015(e).............................       297,600
                                 840,000         7.50% due 3/01/2017..................................       810,600
                                                                                                        ------------
                                                                                                           8,455,871
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)
--------------------------------------------------------------------------------

                                     FACE
INDUSTRY                           AMOUNT                          CORPORATE BONDS                          VALUE
---------------------------------------------------------------------------------------------------------------------
SERVICE--6.5%                 $  500,000       Ahern Rentals, Inc., 9.25% due 8/15/2013...............  $    506,250
                                 900,000       Allied Waste North America, Inc., 7.875% due
                                                 4/15/2013............................................       910,125
                                 250,000       Ashtead Capital, Inc., 9% due 8/15/2016(e).............       261,875
                                               Avis Budget Car Rental LLC:
                                 450,000         7.625% due 5/15/2014.................................       454,500
                                 250,000         7.86% due 5/15/2014(f)...............................       253,750
                                 625,000       Buhrmann US, Inc., 8.25% due 7/01/2014.................       628,125
                                               Clarke American Corp.(e):
                                 160,000         9.50% due 5/15/2015..................................       153,600
                                 140,000         10.105% due 5/15/2015(f).............................       135,100
                                               Corrections Corp. of America:
                                 725,000         7.50% due 5/01/2011..................................       734,969
                                 325,000         6.75% due 1/31/2014..................................       317,688
                                 995,000       DI Finance Series B, 9.50% due 2/15/2013...............     1,058,431
                                 800,000       Dycom Industries, Inc., 8.125% due 10/15/2015..........       832,000
                                 425,000       FTI Consulting, Inc., 7.625% due 6/15/2013.............       430,312
                               2,250,000       The Geo Group, Inc., 8.25% due 7/15/2013...............     2,320,312
                                 315,000       Mac-Gray Corp., 7.625% due 8/15/2015...................       316,575
                                 450,000       Mobile Services Group, Inc., 9.75% due 8/01/2014(e)....       479,250
                                 230,000       PNA Intermediate Holding Corp., 12.36% due
                                                 2/15/2013(e)(f)......................................       232,300
                                 800,000       Sally Holdings LLC, 10.50% due 11/15/2016(e)...........       804,000
                                               United Rentals North America, Inc.:
                                 500,000         6.50% due 2/15/2012..................................       491,250
                                 955,000         7% due 2/15/2014.....................................       931,125
                                 251,000       Viant Holdings, Inc., 10.125% due 7/15/2017(e).........       252,255
                                               Yankee Acquisition Corp.:
                                 170,000         8.50% due 2/15/2015..................................       164,900
                                 330,000         9.75% due 2/15/2017..................................       319,275
                                                                                                        ------------
                                                                                                          12,987,967
---------------------------------------------------------------------------------------------------------------------
STEEL--0.5%                      280,000       AK Steel Corp., 7.75% due 6/15/2012....................       280,000
                                 715,000       Ucar Finance, Inc., 10.25% due 2/15/2012...............       748,963
                                                                                                        ------------
                                                                                                           1,028,963
---------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--2.4%         500,000       Cincinnati Bell, Inc., 7.25% due 7/15/2013.............       512,500
                                 180,000       Citizens Communications Co., 6.25% due 1/15/2013.......       172,575
                                 474,000       Inmarsat Finance Plc, 7.625% due 6/30/2012.............       489,997
                                 575,000       Nordic Telephone Co. Holdings ApS, 8.875% due
                                                 5/01/2016(e).........................................       609,500
                                 560,534       ProtoStar I Ltd., 12.50% due 10/15/2012(a)(e)(f).......       610,982
                                 500,000       Qwest Communications International, Inc., 7.50% due
                                                 2/15/2014............................................       506,250
                                 750,000       Qwest Corp., 8.61% due 6/15/2013(f)....................       813,750
                                 489,000       Tele Norte Leste Participacoes SA Series B, 8% due
                                                 12/18/2013...........................................       513,450
                                 500,000       Windstream Corp., 8.125% due 8/01/2013.................       522,500
                                                                                                        ------------
                                                                                                           4,751,504
---------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.4%             250,000       Britannia Bulk Plc, 11% due 12/01/2011.................       255,000
                                 550,000       Navios Maritime Holdings, Inc., 9.50% due
                                                 12/15/2014(e)........................................       583,000
                               1,500,000       Overseas Shipholding Group, Inc., 8.25% due 3/15/2013..     1,537,500
                                 360,000       St. Acquisition Corp., 12.50% due 5/15/2017(e).........       340,200
                                                                                                        ------------
                                                                                                           2,715,700
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)
--------------------------------------------------------------------------------

                                     FACE
INDUSTRY                           AMOUNT                          CORPORATE BONDS                          VALUE
---------------------------------------------------------------------------------------------------------------------
UTILITY--5.4%                 $1,413,493       AES Eastern Energy LP Series 1999-A, 9% due
                                                 1/02/2017(i).........................................  $  1,576,045
                                 500,000       AES Gener SA, 7.50% due 3/25/2014......................       523,076
                                 400,000       Colorado Interstate Gas Co., 5.95% due 3/15/2015.......       389,506
                                 700,000       Edison Mission Energy, 7.50% due 6/15/2013.............       693,000
                                 438,070       FPL Energy National Wind Portfolio, LLC, 6.125% due
                                                 3/25/2019(e)(i)......................................       426,882
                               1,600,000       Mirant Americas Generation Inc., 8.30% due 5/01/2011...     1,652,000
                                               NRG Energy, Inc.:
                                 750,000         7.25% due 2/01/2014..................................       751,875
                                 750,000         7.375% due 2/01/2016.................................       751,875
                                 560,000       NSG Holdings LLC, 7.75% due 12/15/2025(e)(i)...........       565,600
                               1,150,000       Reliant Energy, Inc., 6.75% due 12/15/2014.............     1,173,000
                                 707,023       Tenaska Alabama Partners LP, 7% due 6/30/2021(e)(i)....       723,446
                                               Transcontinental Gas Pipe Line Corp. Series B:
                               1,000,000         7% due 8/15/2011.....................................     1,035,000
                                 450,000         8.875% due 7/15/2012.................................       504,000
                                                                                                        ------------
                                                                                                          10,765,305
---------------------------------------------------------------------------------------------------------------------
WIRELESS
COMMUNICATIONS--5.0%
                                               Centennial Communications Corp.:
                                 380,000         11.11% due 1/01/2013(f)..............................       397,100
                                 340,000         8.125% due 2/01/2014.................................       347,650
                                               Cricket Communications, Inc.:
                                 730,000         9.375% due 11/01/2014................................       753,725
                               1,100,000         9.375% due 11/01/2014(e).............................     1,135,750
                                               Digicel Group Ltd.(e):
                                 380,000         8.875% due 1/15/2015.................................       372,400
                                 860,000         9.125% due 1/15/2015(j)..............................       848,175
                                 470,000       FiberTower Corp., 9% due 11/15/2012(a)(e)..............       522,288
                                 210,000       iPCS, Inc., 7.48% due 5/01/2013(e)(f)..................       210,263
                               1,960,000       MetroPCS Wireless, Inc., 9.25% due 11/01/2014(e).......     2,023,700
                                               Orascom Telecom Finance SCA:
                                 140,000         7.875% due 2/08/2014.................................       134,750
                                 215,000         7.875% due 2/08/2014(e)..............................       207,927
                               1,150,000       Rural Cellular Corp., 8.25% due 3/15/2012..............     1,175,875
                               1,815,000       West Corp., 11% due 10/15/2016.........................     1,896,675
                                                                                                        ------------
                                                                                                          10,026,278
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL CORPORATE BONDS
                                               (COST--$187,239,580)--94.4%............................   188,266,593
---------------------------------------------------------------------------------------------------------------------
                                                           FLOATING RATE LOAN INTERESTS(L)
---------------------------------------------------------------------------------------------------------------------
LEISURE--0.8%                  1,710,000       Travelport, Inc. Term Loan, 12.36% due 3/22/2012.......     1,692,900
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL FLOATING RATE LOAN INTERESTS
                                               (COST--$1,647,457)--0.8%...............................     1,692,900
---------------------------------------------------------------------------------------------------------------------
                                   SHARES
                                     HELD                           COMMON STOCKS
---------------------------------------------------------------------------------------------------------------------
MANUFACTURING--0.3%               33,870       Medis Technologies Ltd.(c).............................       497,550
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS
                                               (COST--$744,580)--0.3%.................................       497,550
---------------------------------------------------------------------------------------------------------------------
                                                                  PREFERRED STOCKS
---------------------------------------------------------------------------------------------------------------------
ENERGY--EXPLORATION &
PRODUCTION--0.7%
                                               EXCO Resources, Inc.:
                                      29         7%(a)................................................       290,000
                                     118         11%..................................................     1,180,000
                                                                                                        ------------
                                                                                                           1,470,000
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)
--------------------------------------------------------------------------------

                                   SHARES
INDUSTRY                             HELD                         PREFERRED STOCKS                          VALUE
---------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--0.0%              47       PTV, Inc. Series A, 10%................................  $        249
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL PREFERRED STOCKS
                                               (COST--$1,473,877)--0.7%...............................     1,470,249
---------------------------------------------------------------------------------------------------------------------
                                                                     WARRANTS(G)
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA--0.0%           22,461       Virgin Media, Inc. (expires 1/10/2011).................         2,246
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL WARRANTS
                                               (COST--$22,461)--0.0%..................................         2,246
---------------------------------------------------------------------------------------------------------------------
                               BENEFICIAL
                                 INTEREST                       SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
                              $8,502,956       BlackRock Liquidity Series, LLC Cash Sweep Series,
                                                 5.33%(d)(h)..........................................     8,502,956
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES
                                               (COST--$8,502,956)--4.3%...............................     8,502,956
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                               (COST--$199,630,911*)--100.5%..........................   200,432,494
                                               LIABILITIES IN EXCESS OF OTHER ASSETS--(0.5%)..........    (1,044,062)
                                                                                                        ------------
                                               NET ASSETS--100.0%.....................................  $199,388,432
                                                                                                        ============
---------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2007, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................  $199,653,060
                                                              ============
Gross unrealized appreciation...............................  $  3,808,308
Gross unrealized depreciation...............................    (3,028,874)
                                                              ------------
Net unrealized appreciation.................................  $    779,434
                                                              ============

(a)  Convertible security.

(b) Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase.

(c)  Non-income producing security.

(d) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------------------------------------
                                                                   NET        INTEREST
AFFILIATE                                                        ACTIVITY      INCOME
--------------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC Cash Sweep Series...........   $(4,022,372)   $157,460
--------------------------------------------------------------------------------------

(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(f)  Floating rate security.

(g) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(h)  Represents the current yield as of June 30, 2007.

(i)  Subject to principal paydowns.

(j) Represents a pay-in-kind security, which may pay interest/dividends in additional face/shares.

(k)  Represents a step bond.

(l) Floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more major European banks, such as London InterBank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more U.S. banks, or (iii) the certificate of deposit rate.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Schedule of Investments as of June 30, 2007 (concluded)
--------------------------------------------------------------------------------

-   Swaps outstanding as of June 30, 2007 were as follows:

----------------------------------------------------------------------------------------
                                                                NOTIONAL     UNREALIZED
                                                                 AMOUNT     APPRECIATION
----------------------------------------------------------------------------------------
Sold credit default protection on Novelis Inc. and receive
  1.4%
Broker, JPMorgan Chase
Expires January 2008........................................   $  550,000      $1,391
Sold credit default protection on Ford Motor Company and
  receive 3.8%
Broker, JPMorgan Chase
Expires March 2010..........................................   $1,000,000       5,576
----------------------------------------------------------------------------------------
TOTAL.......................................................                   $6,967
                                                                               ======
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Statement of Assets and Liabilities as of June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$191,127,955).......................................                   $ 191,929,538
Investments in affiliated securities, at value (identified
  cost--$8,502,956).........................................                       8,502,956
Cash........................................................                         369,954
Unrealized appreciation on swaps............................                           6,967
Receivables:
  Interest..................................................  $   3,872,068
  Securities sold...........................................        581,313
  Paydowns..................................................          6,938
  Swaps.....................................................          2,999        4,463,318
                                                              -------------
  Prepaid expenses..........................................                           2,528
                                                                               -------------
  Total assets..............................................                     205,275,261
                                                                               -------------
---------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................      4,297,065
  Dividends to shareholders.................................      1,299,055
  Capital shares redeemed...................................        143,983
  Investment adviser........................................         88,848
  Other affiliates..........................................          3,314        5,832,265
                                                              -------------
Accrued expenses and other liabilities......................                          54,564
                                                                               -------------
Total liabilities...........................................                       5,886,829
                                                                               -------------
---------------------------------------------------------------------------------------------
NET ASSETS..................................................                   $ 199,388,432
                                                                               =============
---------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized.........................................                   $   2,610,528
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                              16
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                              16
Paid-in capital in excess of par............................                     396,770,135
Accumulated distributions in excess of investment
  income--net...............................................  $     (71,801)
Accumulated realized capital losses--net....................   (200,729,012)
Unrealized appreciation--net................................        808,550
                                                              -------------
Total accumulated losses--net...............................                    (199,992,263)
                                                                               -------------
NET ASSETS..................................................                   $ 199,388,432
                                                                               =============
---------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $199,386,043 and 26,105,281
  shares outstanding........................................                   $        7.64
                                                                               =============
Class II--Based on net assets of $1,195 and 156.2 shares
  outstanding...............................................                   $        7.65
                                                                               =============
Class III--Based on net assets of $1,194 and 156 shares
  outstanding...............................................                   $        7.65
                                                                               =============
---------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (including $157,460 from affiliates)...............                $ 8,483,073
Other income................................................                     17,300
                                                                            -----------
Total income................................................                  8,500,373
                                                                            -----------
----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  532,405
Accounting services.........................................      38,365
Professional fees...........................................      21,359
Printing and shareholder reports............................      20,379
Pricing services............................................      15,365
Custodian fees..............................................      10,570
Directors' fees and expenses................................       5,994
Transfer agent fees--Class I................................       2,473
Distribution fees--Class III................................           2
Distribution fees--Class II.................................           1
Other.......................................................       7,248
                                                              ----------
Total expenses..............................................                    654,161
                                                                            -----------
Investment income--net......................................                  7,846,212
                                                                            -----------
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)--NET:
Realized gain from:
  Investments--net..........................................   1,826,846
  Swaps--net................................................      22,024      1,848,870
                                                              ----------
Change in unrealized appreciation on:
  Investments--net..........................................  (2,504,781)
  Swaps--net................................................       6,967     (2,497,814)
                                                              ----------    -----------
Total realized and unrealized loss--net.....................                   (648,944)
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $ 7,197,268
                                                                            ===========
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               FOR THE SIX
                                                              MONTHS ENDED         FOR THE
                                                              JUNE 30, 2007      YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                             (UNAUDITED)    DECEMBER 31, 2006
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  7,846,212      $ 16,898,756
Realized gain (loss)--net...................................     1,848,870        (2,998,128)
Change in unrealized appreciation/depreciation--net.........    (2,497,814)        6,592,621
                                                              ------------      ------------
Net increase in net assets resulting from operations........     7,197,268        20,493,249
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................    (7,991,445)      (16,962,874)
  Class II..................................................           (44)              (83)
  Class III.................................................           (43)              (83)
                                                              ------------      ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................    (7,991,532)      (16,963,040)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (13,756,584)      (36,076,306)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................   (14,550,848)      (32,546,097)
Beginning of period.........................................   213,939,280       246,485,377
                                                              ------------      ------------
End of period*..............................................  $199,388,432      $213,939,280
                                                              ============      ============
-----------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................  $    (71,801)     $     73,519
                                                              ============      ============
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                             CLASS I
                                               --------------------------------------------------------------------
                                                FOR THE SIX
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE   MONTHS ENDED              FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE  JUNE 30, 2007   ----------------------------------------------------
FINANCIAL STATEMENTS.                           (UNAUDITED)      2006       2005       2004       2003       2002
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........    $   7.67      $   7.55   $   8.12   $   7.86   $   6.69   $   7.53
                                                 --------      --------   --------   --------   --------   --------
Investment income--net**.....................         .29           .56        .61        .62        .60        .68
Realized and unrealized gain (loss)--net.....        (.03)          .12       (.50)       .25       1.20       (.80)
                                                 --------      --------   --------   --------   --------   --------
Total from investment operations.............         .26           .68        .11        .87       1.80       (.12)
                                                 --------      --------   --------   --------   --------   --------
Less dividends from investment income--net...        (.29)         (.56)      (.68)      (.61)      (.63)      (.72)
                                                 --------      --------   --------   --------   --------   --------
Net asset value, end of period...............    $   7.64      $   7.67   $   7.55   $   8.12   $   7.86   $   6.69
                                                 ========      ========   ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share...........       3.46%+        9.44%      1.51%     11.68%     28.28%     (1.39%)
                                                 ========      ========   ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................        .63%*         .60%       .59%       .57%       .56%       .57%
                                                 ========      ========   ========   ========   ========   ========
Investment income--net.......................       7.52%*        7.45%      7.78%      7.77%      8.15%      9.75%
                                                 ========      ========   ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).....    $199,386      $213,937   $246,483   $318,363   $335,627   $274,534
                                                 ========      ========   ========   ========   ========   ========
Portfolio turnover...........................         32%           56%        24%        55%        78%        52%
                                                 ========      ========   ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Based on average shares outstanding.

*** Total investment returns exclude insurance-related fees and expenses.

+   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                CLASS II
                                                       -----------------------------------------------------------
                                                        FOR THE SIX     FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE           MONTHS ENDED        DECEMBER 31,          FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE          JUNE 30, 2007    ------------------    SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                   (UNAUDITED)      2006        2005     TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.................     $ 7.69        $ 7.57      $ 8.13           $ 7.91
                                                          ------        ------      ------           ------
Investment income--net**.............................        .28           .57         .62              .16
Realized and unrealized gain (loss)--net.............       (.03)          .11        (.49)             .21
                                                          ------        ------      ------           ------
Total from investment operations.....................        .25           .68         .13              .37
                                                          ------        ------      ------           ------
Less dividends from investment income--net...........       (.29)         (.56)       (.69)            (.15)
                                                          ------        ------      ------           ------
Net asset value, end of period.......................     $ 7.65        $ 7.69      $ 7.57           $ 8.13
                                                          ======        ======      ======           ======
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share...................      3.23%@        9.44%       1.66%            4.70%@
                                                          ======        ======      ======           ======
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.............................................       .82%*         .63%        .59%             .57%*
                                                          ======        ======      ======           ======
Investment income--net...............................      7.34%*        7.44%       7.90%            7.75%*
                                                          ======        ======      ======           ======
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).............     $    1        $    1      $    1           $    1
                                                          ======        ======      ======           ======
Portfolio turnover...................................        32%           56%         24%              55%
                                                          ======        ======      ======           ======
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Based on average shares outstanding.

*** Total investment returns exclude insurance-related fees and expenses.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                CLASS III
                                                       -----------------------------------------------------------
                                                        FOR THE SIX     FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE           MONTHS ENDED        DECEMBER 31,          FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE          JUNE 30, 2007    ------------------    SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                   (UNAUDITED)      2006        2005     TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.................     $ 7.68        $ 7.57      $ 8.13           $ 7.91
                                                          ------        ------      ------           ------
Investment income--net**.............................        .28           .56         .62              .16
Realized and unrealized gain (loss)--net.............       (.03)          .11        (.49)             .21
                                                          ------        ------      ------           ------
Total from investment operations.....................        .25           .67         .13              .37
                                                          ------        ------      ------           ------
Less dividends from investment income--net...........       (.28)         (.56)       (.69)            (.15)
                                                          ------        ------      ------           ------
Net asset value, end of period.......................     $ 7.65        $ 7.68      $ 7.57           $ 8.13
                                                          ======        ======      ======           ======
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share...................      3.29%@        9.28%       1.66%            4.70%@
                                                          ======        ======      ======           ======
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.............................................       .88%*         .66%        .59%             .57%*
                                                          ======        ======      ======           ======
Investment income--net...............................      7.27%*        7.41%       7.90%            7.75%*
                                                          ======        ======      ======           ======
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).............     $    1        $    1      $    1           $    1
                                                          ======        ======      ======           ======
Portfolio turnover...................................        32%           56%         24%              55%
                                                          ======        ======      ======           ======
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Based on average shares outstanding.

*** Total investment returns exclude insurance-related fees and expenses.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock High Income V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the OTC market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected

--------------------------------------------------------------------------------

in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Company's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in price of the underlying security or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions from capital gains are recorded on the ex-dividend dates.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the

--------------------------------------------------------------------------------

borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (h) Recent accounting pronouncements--Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. and various state tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's tax returns remains open for the years ended December 31, 2003 through December 31, 2006.

  In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

  In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with the Manager. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's BlackRock Bond V.I. Fund at the following annual rates:
..55% of such average daily net assets not exceeding $250 million; .50% of such average daily net assets in excess of $250 million but not more than $500 million; .45% of such average daily net assets in excess of $500 million but not more than $750 million; and .40% of such average daily net assets in excess of $750 million. For the six months ended June 30, 2007, the aggregate average daily net assets of the Fund and the Company's BlackRock Bond V.I. Fund was approximately $621,540,000. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Financial Management, Inc., an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order,

--------------------------------------------------------------------------------

the Company also has retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

  For the six months ended June 30, 2007, the Fund reimbursed the Manager $2,053 for certain accounting services.

  PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3. INVESTMENTS:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended June 30, 2007 were $64,173,099 and $70,150,260, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $13,756,584 and $36,076,306 for the six months ended June 30, 2007 and the year ended December 31, 2006, respectively.

  Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------
Class I Shares for the Six Months Ended
June 30, 2007                              Shares     Dollar Amount
-------------------------------------------------------------------
Shares sold............................     132,827   $  1,030,929
Shares issued to shareholders in
 reinvestment of dividends.............   1,039,981      8,067,505
                                         ----------   ------------
Total issued...........................   1,172,808      9,098,434
Shares redeemed........................  (2,944,009)   (22,855,105)
                                         ----------   ------------
Net decrease...........................  (1,771,201)  $(13,756,671)
                                         ==========   ============
-------------------------------------------------------------------

-------------------------------------------------------------------
Class I Shares for the Year Ended
December 31, 2006                          Shares     Dollar Amount
-------------------------------------------------------------------
Shares sold............................     210,493   $  1,597,498
Shares issued to shareholders in
 reinvestment of dividends.............   2,253,509     17,098,627
                                         ----------   ------------
Total issued...........................   2,464,002     18,696,125
Shares redeemed........................  (7,213,353)   (54,772,597)
                                         ----------   ------------
Net decrease...........................  (4,749,351)  $(36,076,472)
                                         ==========   ============
-------------------------------------------------------------------

-----------------------------------------------------------------------
                                                                 Dollar
Class II Shares for the Six Months Ended June 30, 2007  Shares   Amount
-----------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends..........................................      6       $44
                                                          --      ---
Net increase........................................      6       $44
                                                          ==      ===
-----------------------------------------------------------------------

---------------------------------------------------------------------
                                                               Dollar
Class II Shares for the Year Ended December 31, 2006  Shares   Amount
---------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends.........................................     11      $83
                                                        --      ---
Net increase.......................................     11      $83
                                                        ==      ===
---------------------------------------------------------------------

------------------------------------------------------------------------
                                                                  Dollar
Class III Shares for the Six Months Ended June 30, 2007  Shares   Amount
------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends..........................................       6       $43
                                                           --      ---
Net increase........................................       6       $43
                                                           ==      ===
------------------------------------------------------------------------

----------------------------------------------------------------------
                                                                Dollar
Class III Shares for the Year Ended December 31, 2006  Shares   Amount
----------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends.........................................      11      $83
                                                         --      ---
Net increase.......................................      11      $83
                                                         ==      ===
----------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders, which expires November 2007. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2007.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2006, the Fund had a net capital loss carryforward of $202,565,459, of which $9,712,654 expires in 2007, $23,145,308 expires in 2008,
$35,064,410 expires in 2009, $63,839,053 expires in 2010, $44,871,728 expires in
2011, $8,918,857 expires in 2012, $12,665,469 expires in 2013 and $4,347,980 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------

       BLACKROCK INTERNATIONAL VALUE V.I. FUND
       -------------------------------------------------------------------------

                                                  Semi-Annual Report (Unaudited)
                                                                   June 30, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS
BlackRock International Value V.I. Fund
A Discussion With Your Fund's Portfolio Managers
--------------------------------------------------------------------------------

  The Fund provided competitive returns for the period, benefiting primarily from favorable security selection, particularly among cyclical stocks.

HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2007, BlackRock International Value V.I. Fund's Class I Shares had a total return of +10.77%. Fund results closely aligned with the +10.74% return of the benchmark Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index and outpaced the +10.23% average return of the Lipper International Value Funds (Variable Products) category for the same period. (Funds in this Lipper category invest at least 75% of their equity assets in companies strictly outside the United States. Value funds typically have a below-average price-to-cash flow ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P Citigroup World ex.-U.S. Broad Market Index.)

  International equity markets delivered healthy returns for the majority of the period, notwithstanding an abrupt correction at the end of February that resulted in a broad-based global equity decline. However, markets quickly recovered to surpass their previous highs and ended the period firmly in positive territory.

  Despite concerns of an economic slowdown in the United States, and more recent fears that a crisis in the U.S. subprime mortgage market could further impede growth, the global economy has remained on track. Generally speaking, European and Asian companies have continued to deliver stronger-than-expected earnings growth and record profits, driven by a combination of robust export demand, especially from the faster-growing Asian economies such as China, and strong domestic economies.

  In an environment of positive earnings momentum, central banks have remained on the front foot, with short-term interest rates moving higher in most regions. However, global monetary policy still remains accommodative with abundant levels of global liquidity. This in turn has propelled merger-and-acquisition (M&A) activity to record levels, especially in Europe and Asia (ex-Japan), where it has been a primary driver of returns.

WHAT FACTORS MOST INFLUENCED FUND PERFORMANCE?

  During the six-month reporting period, the Fund benefited from strong stock selection. This was especially true in the cyclical areas of the portfolio, such as materials and capital goods, which benefited from a benign global economic backdrop, strong commodity prices and robust global demand, especially in Asia and emerging markets. Within the materials sector, the Fund's holdings in South Korean specialty steel maker POSCO and Dutch steel giant Arcelor Mittal, along with German chemical company Bayer AG, had a positive impact on performance. Within capital goods, the Fund's holdings in German construction company Hochtief AG rose 54% over the period on strong performance from its Australian subsidiary Leighton, which is a huge beneficiary of contract mining. Japanese trading company Sojitz also made a positive contribution. The Fund's overweight position in the energy sector further boosted returns, as oil prices rose from a low of $51 per barrel in January to finish the period at over $70 per barrel.

  Other top performers in the portfolio included U.K. mobile operator Vodafone Group Plc, which posted strong results showing growth in both Europe and emerging markets, and French power utility Electricite de France SA, which appreciated after good news on tariffs and improved European Union sentiment toward nuclear production.

  In terms of regional allocations, the Fund benefited from its underweight exposure to Japan, which continued to lag other Asian as well as European markets. Within Europe, the Fund's overweight position and successful stock selection in Germany and France benefited results.

  Detracting from performance during the period was the Fund's exposure to the financials sector, especially retail banks, but also insurance companies and investment banks. The sector underperformed the wider market due to concerns about the sustainability of capital markets-related revenue amid slowing U.S. economic growth and subprime mortgage fears. In Europe, an environment of rising interest rates sparked concerns that retail loan growth could slow and subsequently impact profits, whereas in Japan, interest rates did not rise as much as expected and banks failed to pass on higher borrowing costs to their customers. In addition, M&A activity has been an important driver of

--------------------------------------------------------------------------------

returns in Europe, which has generated speculation in the financials sector. This has tended to hold back potential acquirers (typically large cap banks to which the Fund is exposed) while pushing up potential targets (mid caps in which the Fund is underweight). The Fund's holdings in Japanese financials Sumitomo Mitsui Financial Group and Sompo Japan Insurance Inc., along with U.K. and Continental European banks HBOS Plc, Danske Bank A/S and Allied Irish Banks Plc, detracted from performance, as did an underweight position in ABN-Amro. Elsewhere, the Fund suffered from disappointing stock selection within the automobiles sector, which rose sharply on M&A activity.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE YEAR?

  Our main transactions during the period resulted from "bottom-up" stock picking, based on our evaluation of companies' individual share price appreciation prospects. As such, the portfolio increased its exposure to more defensive sectors, such as food, beverage & tobacco and pharmaceuticals with the purchase of Unilever, Nestle, Novartis and British American Tobacco Plc. Within the telecommunications sector, the Fund exited its position in Telecom Italia Spa in favor of Deutsche Telekom AG, which is in the midst of restructuring and is starting to see an improved environment for mobile. The company also offers one of the highest dividend yields in the sector. These purchases were funded by taking profits after strong performance in German construction company Hochtief and German chemical company BASF. In response to a more challenging outlook for the financials sector, we reduced the Fund's weighting in banks and insurance through the sale of French banks BNP Paribas SA and Credit Agricole SA, and German re-insurance company Munich Re AG.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  At the end of the period, the Fund was overweight relative to the MSCI EAFE Index in automobiles & components, insurance, energy and food, beverage & tobacco. The most significant underweights were in consumer durables and apparel, food & staples retailing, media and real estate.

  In terms of regional and country allocations, the Fund ended the period with underweight positions in Japan and the U.K., as we are finding more attractive opportunities in Asia and Continental Europe. The Fund continues to maintain a significant large cap bias in Japan as well as in Europe's largest economies, such as Germany, France and Italy, where valuations offer a significant discount to the market and we see many opportunities to deliver above-average earnings growth.

  Within the Asian segment of the portfolio, the Fund ended the period with positions in Singapore, South Korea, Taiwan and Hong Kong, where key exposures include technology, banks, real estate and steel. We have exposure to Australia predominately through construction and resources stocks.

  We are positive on the prospects for European and Asian equities for the remainder of 2007, given what we view as attractive valuations, robust earnings growth and strong underlying domestic economies. We intend to continue our strategy of investing in low valuation shares, and believe BlackRock International Value V.I. Fund is well positioned to maximize investor returns against what could be a more volatile backdrop for international equity markets.

James A. Macmillan
Senior Portfolio Manager

Rob Weatherston
Portfolio Manager

July 13, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                               BLACKROCK INTERNATIONAL VALUE          MORGAN STANLEY CAPITAL
                                                                V.I. FUND+--CLASS I SHARES*         INTERNATIONAL EAFE INDEX++
                                                               -----------------------------        --------------------------
6/10/98*                                                                   10000                              10000
6/98                                                                        9991                              10000
6/99                                                                       10737                              10762
6/00                                                                       12028                              12608
6/01                                                                       11271                               9632
6/02                                                                       11133                               8718
6/03                                                                       10258                               8154
6/04                                                                       13841                              10794
6/05                                                                       15954                              12268
6/06                                                                       20460                              15525
6/07                                                                       25455                              19718

[LINE GRAPH]

                                             BLACKROCK INTERNATIONAL       BLACKROCK INTERNATIONAL
                                            VALUE V.I. FUND+--CLASS II   VALUE V.I. FUND+--CLASS III     MORGAN STANLEY CAPITAL
                                                     SHARES*                       SHARES*             INTERNATIONAL EAFE INDEX++
                                            --------------------------   ---------------------------   --------------------------
9/30/04                                               10000                         10000                        10000
6/05                                                  11583                         11583                        11397
6/06                                                  14861                         14861                        14423
6/07                                                  18474                         18464                        18318

* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective November 24, 2003, shares of the Fund were designated Class I Shares.

**  Commencement of operations.

+ The Fund seeks current income and long-term growth of income, accompanied by growth of capital through investments in international stocks.

++ This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in U.S. dollars). The starting date for the Index in the graph for Class I Shares is from 6/30/98.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Average Annual Total Return--Class I Shares*+
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/07                                           +24.41%
--------------------------------------------------------------------------
Five Years Ended 6/30/07                                         +17.99
--------------------------------------------------------------------------
Inception (6/10/98) through 6/30/07                              +10.87
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Average Annual Total Return--Class II Shares*+
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/07                                           +24.32%
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/07                              +25.03
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Average Annual Total Return--Class III Shares*+
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/07                                           +24.25%
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/07                              +25.00
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2007                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +10.77%        +24.41%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +10.70         +24.32
-----------------------------------------------------------------------------------------
Class III Shares*                                                +10.64         +24.25
-----------------------------------------------------------------------------------------
MSCI EAFE Index**                                                +10.74         +27.00
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares. If such fees were included, returns shown would have been lower.

+ The Fund's Manager waived a portion of its fee. Without such waiver the Fund's performance would have been lower.

** The unmanaged Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in U.S. dollars).

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2007 and held through June 30, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                                 BEGINNING         ENDING       DURING THE PERIOD*
                                                               ACCOUNT VALUE    ACCOUNT VALUE   JANUARY 1, 2007 TO
                                                              JANUARY 1, 2007   JUNE 30, 2007     JUNE 30, 2007
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,107.70           $4.52
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,107.00           $5.31
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,106.40           $5.83
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,020.79           $4.36
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,020.04           $5.11
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,019.53           $5.62
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.86% for Class I, 1.01% for Class II and 1.11% for Class
   III), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Portfolio Information as of June 30, 2007
--------------------------------------------------------------------------------

                                                                   PERCENT OF
                   GEOGRAPHIC ALLOCATION                      LONG-TERM INVESTMENTS
-----------------------------------------------------------------------------------
Japan.......................................................          18.7%
United Kingdom..............................................          18.0
Germany.....................................................          15.6
France......................................................          11.6
Switzerland.................................................           7.3
Italy.......................................................           6.0
Australia...................................................           4.8
Spain.......................................................           3.4
Ireland.....................................................           2.6
Norway......................................................           2.3
Sweden......................................................           1.4
Netherlands.................................................           1.4
Finland.....................................................           1.3
Denmark.....................................................           1.1
South Korea.................................................           1.1
Hong Kong...................................................           1.0
China.......................................................           0.8
Singapore...................................................           0.8
Belgium.....................................................           0.8
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Schedule of Investments as of June 30, 2007 (unaudited)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                   SHARES
COUNTRY            INDUSTRY                         HELD                  COMMON STOCKS                VALUE
----------------------------------------------------------------------------------------------------------------
AUSTRALIA--4.7%    COMMERCIAL BANKS--1.0%            174,000    Australia & New Zealand Banking
                                                                  Group Ltd. .....................  $  4,273,647
                   ---------------------------------------------------------------------------------------------
                   INDUSTRIAL                        993,279    CSR Ltd. .........................     2,923,416
                   CONGLOMERATES--0.7%
                   ---------------------------------------------------------------------------------------------
                   METALS & MINING--2.5%             147,280    BHP Billiton Ltd. ................     4,400,834
                                                     498,245    Iluka Resources Ltd. .............     2,596,937
                                                      36,886    Rio Tinto Ltd. ...................     3,076,946
                                                                                                    ------------
                                                                                                      10,074,717
                   ---------------------------------------------------------------------------------------------
                   REAL ESTATE INVESTMENT            506,171    Multiplex Group...................     2,107,170
                   TRUSTS
                   (REITS)--0.5%
                   ---------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN AUSTRALIA..    19,378,950
----------------------------------------------------------------------------------------------------------------
BELGIUM--0.7%      HEALTH CARE TECHNOLOGY--0.7%      116,571    AGFA-Gevaert NV...................     3,006,987
                   ---------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN BELGIUM....     3,006,987
----------------------------------------------------------------------------------------------------------------
CHINA--0.8%        OIL, GAS & CONSUMABLE           2,198,000    PetroChina Co. Ltd. ..............     3,264,787
                   FUELS--0.8%
                   ---------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN CHINA......     3,264,787
----------------------------------------------------------------------------------------------------------------
DENMARK--1.1%      COMMERCIAL BANKS--1.1%            111,878    Danske Bank A/S...................     4,574,936
                   ---------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN DENMARK....     4,574,936
----------------------------------------------------------------------------------------------------------------
FINLAND--1.3%      ELECTRIC UTILITIES--1.3%          172,430    Fortum Oyj........................     5,388,004
                   ---------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN FINLAND....     5,388,004
----------------------------------------------------------------------------------------------------------------
FRANCE--11.3%      AUTOMOBILES--2.0%                  50,721    Renault SA........................     8,135,096
                   ---------------------------------------------------------------------------------------------
                   COMMERCIAL BANKS--1.7%             38,349    Societe Generale SA...............     7,105,242
                   ---------------------------------------------------------------------------------------------
                   ELECTRIC UTILITIES--1.6%           61,114    Electricite de France SA..........     6,605,392
                   ---------------------------------------------------------------------------------------------
                   INSURANCE--1.4%                   138,462    AXA SA............................     5,951,881
                   ---------------------------------------------------------------------------------------------
                   MACHINERY--1.4%                    17,835    Vallourec SA(a)...................     5,702,312
                   ---------------------------------------------------------------------------------------------
                   OIL, GAS & CONSUMABLE             131,966    Total SA..........................    10,699,569
                   FUELS--2.6%
                   ---------------------------------------------------------------------------------------------
                   PHARMACEUTICALS--0.6%              31,758    Sanofi-Aventis....................     2,565,643
                   ---------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN FRANCE.....    46,765,135
----------------------------------------------------------------------------------------------------------------
GERMANY--15.2%     AIR FREIGHT &                     182,426    Deutsche Post AG..................     5,927,517
                   LOGISTICS--1.4%
                   ---------------------------------------------------------------------------------------------
                   AUTOMOBILES--2.8%                  82,277    Bayerische Motoren Werke AG.......     5,334,066
                                                      66,432    DaimlerChrysler AG................     6,145,757
                                                                                                    ------------
                                                                                                      11,479,823
                   ---------------------------------------------------------------------------------------------
                   CHEMICALS--2.0%                   109,604    Bayer AG..........................     8,298,963
                   ---------------------------------------------------------------------------------------------
                   DIVERSIFIED                       318,273    Deutsche Telekom AG...............     5,883,282
                   TELECOMMUNICATION
                   SERVICES--1.4%
                   ---------------------------------------------------------------------------------------------
                   ELECTRIC UTILITIES--1.6%           37,856    E.ON AG...........................     6,356,337
                   ---------------------------------------------------------------------------------------------
                   INDUSTRIAL                         67,874    Siemens AG........................     9,767,330
                   CONGLOMERATES--2.4%
                   ---------------------------------------------------------------------------------------------
                   INSURANCE--2.0%                    35,711    Allianz AG Registered Shares......     8,375,478
                   ---------------------------------------------------------------------------------------------
                   MULTI-UTILITIES--1.6%              62,943    RWE AG............................     6,717,829
                   ---------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN GERMANY....    62,806,559
----------------------------------------------------------------------------------------------------------------
HONG KONG--1.0%    REAL ESTATE MANAGEMENT &        1,660,000    New World Development Ltd. .......     4,154,272
                   DEVELOPMENT--1.0%
                   ---------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN
                                                                HONG KONG.........................     4,154,272
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                   SHARES
COUNTRY            INDUSTRY                         HELD                  COMMON STOCKS                VALUE
----------------------------------------------------------------------------------------------------------------
IRELAND--2.5%      COMMERCIAL BANKS--1.0%            152,757    Allied Irish Banks Plc............  $  4,172,852
                   ---------------------------------------------------------------------------------------------
                   CONSTRUCTION MATERIALS--1.5%      127,846    CRH Plc...........................     6,318,047
                   ---------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN IRELAND....    10,490,899
----------------------------------------------------------------------------------------------------------------
ITALY--5.9%        COMMERCIAL BANKS--2.9%            782,337    Banca Intesa SpA..................     5,832,900
                                                     671,656    UniCredito Italiano SpA...........     5,998,061
                                                                                                    ------------
                                                                                                      11,830,961
                   ---------------------------------------------------------------------------------------------
                   OIL, GAS & CONSUMABLE             340,753    Eni SpA(f)........................    12,354,821
                   FUELS--3.0%
                   ---------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN ITALY......    24,185,782
----------------------------------------------------------------------------------------------------------------
JAPAN--18.3%       AUTO COMPONENTS--0.8%             158,000    NOK Corp. ........................     3,334,829
                   ---------------------------------------------------------------------------------------------
                   AUTOMOBILES--3.9%                 115,000    Honda Motor Co., Ltd. ............     4,175,908
                                                     307,000    Nissan Motor Co., Ltd. ...........     3,286,710
                                                     138,000    Toyota Motor Corp. ...............     8,703,162
                                                                                                    ------------
                                                                                                      16,165,780
                   ---------------------------------------------------------------------------------------------
                   BEVERAGES--1.1%                   281,000    Asahi Breweries Ltd. .............     4,357,822
                   ---------------------------------------------------------------------------------------------
                   CAPITAL MARKETS--0.7%             256,000    Mitsubishi UFJ Securities
                                                                  Co.(a)..........................     2,868,432
                   ---------------------------------------------------------------------------------------------
                   COMMERCIAL BANKS--2.4%                277    Mitsubishi UFJ Financial Group,
                                                                  Inc. ...........................     3,052,731
                                                         720    Sumitomo Mitsui Financial Group,
                                                                  Inc. ...........................     6,712,133
                                                                                                    ------------
                                                                                                       9,764,864
                   ---------------------------------------------------------------------------------------------
                   HOUSEHOLD DURABLES--0.2%           76,000    Sekisui House Ltd. ...............     1,013,045
                   ---------------------------------------------------------------------------------------------
                   INSURANCE--1.4%                   484,000    Sompo Japan Insurance, Inc. ......     5,919,670
                   ---------------------------------------------------------------------------------------------
                   LEISURE EQUIPMENT &               101,000    Namco Bandai Holdings, Inc. ......     1,595,421
                   PRODUCTS--0.4%
                   ---------------------------------------------------------------------------------------------
                   METALS & MINING--0.8%             580,000    Sumitomo Metal Industries Ltd. ...     3,409,915
                   ---------------------------------------------------------------------------------------------
                   OFFICE ELECTRONICS--2.5%          110,000    Canon, Inc. ......................     6,450,733
                                                     166,000    Ricoh Co., Ltd. ..................     3,840,637
                                                                                                    ------------
                                                                                                      10,291,370
                   ---------------------------------------------------------------------------------------------
                   OIL, GAS & CONSUMABLE             452,000    Nippon Mining Holdings, Inc. .....     4,324,156
                   FUELS--1.1%
                   ---------------------------------------------------------------------------------------------
                   PHARMACEUTICALS--1.2%              76,000    Takeda Pharmaceutical Co.,
                                                                  Ltd. ...........................     4,909,710
                   ---------------------------------------------------------------------------------------------
                   TRADING COMPANIES &               354,000    Itochu Corp. .....................     4,099,113
                   DISTRIBUTORS--1.8%                738,000    Sojitz Corp.(a)...................     3,298,586
                                                                                                    ------------
                                                                                                       7,397,699
                   ---------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN JAPAN......    75,352,713
----------------------------------------------------------------------------------------------------------------
NETHERLANDS--1.4%  METALS & MINING--1.4%              89,112    Arcelor Mittal....................     5,565,285
                   ---------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN THE
                                                                NETHERLANDS.......................     5,565,285
----------------------------------------------------------------------------------------------------------------
NORWAY--2.3%       INDUSTRIAL                        154,587    Orkla ASA.........................     2,914,720
                   CONGLOMERATES--0.7%
                   ---------------------------------------------------------------------------------------------
                   OIL, GAS & CONSUMABLE             210,419    Statoil ASA.......................     6,528,416
                   FUELS--1.6%
                   ---------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN NORWAY.....     9,443,136
----------------------------------------------------------------------------------------------------------------
SINGAPORE--0.7%    COMMERCIAL BANKS--0.7%            212,000    United Overseas Bank Ltd. ........     3,047,615
                   ---------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN
                                                                SINGAPORE.........................     3,047,615
----------------------------------------------------------------------------------------------------------------
SOUTH KOREA--1.1%  METALS & MINING--1.1%               9,225    POSCO.............................     4,428,774
                   ---------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN
                                                                SOUTH KOREA.......................     4,428,774
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                   SHARES
COUNTRY            INDUSTRY                         HELD                  COMMON STOCKS                VALUE
----------------------------------------------------------------------------------------------------------------
SPAIN--3.4%        COMMERCIAL BANKS--3.4%            260,426    Banco Bilbao Vizcaya Argentaria
                                                                  SA..............................  $  6,368,693
                                                     409,431    Banco Santander Central Hispano
                                                                  SA..............................     7,526,155
                   ---------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN SPAIN......    13,894,848
----------------------------------------------------------------------------------------------------------------
SWEDEN--1.3%       DIVERSIFIED FINANCIAL             213,595    Investor AB.......................     5,513,566
                   SERVICES--1.3%
                   ---------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN SWEDEN.....     5,513,566
----------------------------------------------------------------------------------------------------------------
SWITZERLAND--7.2%  CAPITAL MARKETS--3.1%              93,311    Credit Suisse Group...............     6,624,248
                                                     106,243    UBS AG............................     6,353,790
                                                                                                    ------------
                                                                                                      12,978,038
                   ---------------------------------------------------------------------------------------------
                   FOOD PRODUCTS--1.4%                14,636    Nestle SA Registered Shares.......     5,561,293
                   ---------------------------------------------------------------------------------------------
                   INSURANCE--1.0%                    43,259    Swiss Reinsurance Registered
                                                                  Shares..........................     3,945,226
                   ---------------------------------------------------------------------------------------------
                   PHARMACEUTICALS--1.7%             125,788    Novartis AG Registered Shares.....     7,061,812
                   ---------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN
                                                                SWITZERLAND.......................    29,546,369
----------------------------------------------------------------------------------------------------------------
UNITED             AEROSPACE & DEFENSE--1.5%         766,310    BAE Systems Plc...................     6,183,732
KINGDOM--17.5%
                   ---------------------------------------------------------------------------------------------
                   COMMERCIAL BANKS--2.5%            312,058    Barclays Plc......................     4,341,635
                                                     301,412    HBOS Plc..........................     5,928,568
                                                                                                    ------------
                                                                                                      10,270,203
                   ---------------------------------------------------------------------------------------------
                   FOOD PRODUCTS--2.0%               258,696    Unilever Plc......................     8,353,257
                   ---------------------------------------------------------------------------------------------
                   INSURANCE--2.4%                   283,942    Aviva Plc.........................     4,215,041
                                                     395,589    Prudential Plc....................     5,630,932
                                                                                                    ------------
                                                                                                       9,845,973
                   ---------------------------------------------------------------------------------------------
                   OIL, GAS & CONSUMABLE             316,707    Royal Dutch Shell Plc Class B.....    13,202,251
                   FUELS--3.2%
                   ---------------------------------------------------------------------------------------------
                   PHARMACEUTICALS--1.6%             259,924    GlaxoSmithKline Plc...............     6,771,020
                   ---------------------------------------------------------------------------------------------
                   TOBACCO--1.6%                     189,411    British American Tobacco Plc......     6,459,952
                   ---------------------------------------------------------------------------------------------
                   WIRELESS TELECOMMUNICATION      3,373,185    Vodafone Group Plc................    11,302,907
                   SERVICES--2.7%
                   ---------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS IN THE
                                                                UNITED KINGDOM....................    72,389,295
----------------------------------------------------------------------------------------------------------------
                                                                TOTAL COMMON STOCKS
                                                                (COST--$299,420,585)--97.7%.......   403,197,912
----------------------------------------------------------------------------------------------------------------
                                                                              RIGHTS
----------------------------------------------------------------------------------------------------------------
HONG KONG--0.0%    REAL ESTATE MANAGEMENT &            9,120    New World Development Ltd.(g).....             0
                   DEVELOPMENT--0.0%
                   ---------------------------------------------------------------------------------------------
                                                                TOTAL RIGHTS--(COST--$0)--0.0%....             0
                   ---------------------------------------------------------------------------------------------
                                                  BENEFICIAL
                                                    INTEREST             OTHER INTERESTS
----------------------------------------------------------------------------------------------------------------
UNITED             ELECTRIC UTILITIES--0.0%      $    54,000    British Energy Plc Deferred
KINGDOM--0.0%                                                     Shares(c).......................             0
                   ---------------------------------------------------------------------------------------------
                                                                TOTAL OTHER INTERESTS
                                                                (COST--0)--0.0%...................             0
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Schedule of Investments as of June 30, 2007 (concluded)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                  BENEFICIAL
                                                    INTEREST          SHORT-TERM SECURITIES            VALUE
----------------------------------------------------------------------------------------------------------------
                                                 $ 5,096,645    BlackRock Liquidity Series, LLC
                                                                  Cash Sweep Series, 5.33%
                                                                  (b)(d)..........................  $  5,096,645
                                                  12,203,750    BlackRock Liquidity Series, LLC
                                                                  Money Market Series, 5.33%
                                                                  (b)(d)(e).......................    12,203,750
----------------------------------------------------------------------------------------------------------------
                                                                TOTAL SHORT-TERM SECURITIES
                                                                (COST--$17,300,395)--4.2%.........    17,300,395
----------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS
                                                                (COST--$316,720,980*)--101.9%.....   420,498,307
                                                                LIABILITIES IN EXCESS OF OTHER
                                                                ASSETS--(1.9%)....................    (7,931,413)
                                                                                                    ------------
                                                                NET ASSETS--100.0%................  $412,566,894
                                                                                                    ============
----------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2007, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $322,263,583
                                                               ============
Gross unrealized appreciation...............................   $100,593,836
Gross unrealized depreciation...............................     (2,359,112)
                                                               ------------
Net unrealized appreciation.................................   $ 98,234,724
                                                               ============

(a) Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

-------------------------------------------------------------------------------------
                                                                   NET       INTEREST
AFFILIATE                                                       ACTIVITY      INCOME
-------------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC Cash Sweep Series...........   $ 2,200,134   $ 88,049
BlackRock Liquidity Series, LLC Money Market Series.........   $12,203,750   $125,853
-------------------------------------------------------------------------------------

(c) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(d)  Represents the current yield as of June 30, 2007.

(e)  Security was purchased with the cash proceeds from securities loans.

(f)  Security, or a portion of security, is on loan.

(g) The rights may be exercised until July 4, 2007.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Statement of Assets and Liabilities as of June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $11,783,655) (identified
  cost--$299,420,585).......................................                  $403,197,912
Investments in affiliated securities, at value (identified
  cost--$17,300,395)........................................                    17,300,395
Cash........................................................                            20
Foreign cash (cost--$562,807)...............................                       565,969
Receivables:
  Securities sold...........................................  $  7,683,922
  Dividends.................................................     2,554,445
  Securities lending........................................        16,798
  Capital shares sold.......................................            18      10,255,183
                                                              ------------
Prepaid expenses............................................                         3,893
                                                                              ------------
Total assets................................................                   431,323,372
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                    12,203,750
Payables:
  Securities purchased......................................     5,571,846
  Capital shares redeemed...................................       614,739
  Investment adviser........................................       246,624
  Other affiliates..........................................         5,033       6,438,242
                                                              ------------
Accrued expenses and other liabilities......................                       114,486
                                                                              ------------
Total liabilities...........................................                    18,756,478
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $412,566,894
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                  $  2,216,439
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                            10
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                            10
Paid-in capital in excess of par............................                   255,134,105
Undistributed investment income--net........................  $  3,049,460
Undistributed realized capital gains--net...................    48,346,328
Unrealized appreciation--net................................   103,820,542
                                                              ------------
Total accumulated earnings--net.............................                   155,216,330
                                                                              ------------
NET ASSETS..................................................                  $412,566,894
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $412,563,200 and 22,164,394
  shares outstanding........................................                  $      18.61
                                                                              ============
Class II--Based on net assets of $1,847.88 and 99.22 shares
  outstanding...............................................                  $      18.62
                                                                              ============
Class III--Based on net assets of $1,846.88 and 99.22 shares
  outstanding...............................................                  $      18.61
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $928,653 foreign withholding tax).........                  $  8,145,957
Securities lending--net.....................................                       125,853
Interest (including $88,049 from affiliates)................                        89,297
                                                                              ------------
Total income................................................                     8,361,107
                                                                              ------------
-------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  1,519,339
Custodian fees..............................................        75,585
Accounting services.........................................        63,706
Printing and shareholder reports............................        32,935
Professional fees...........................................        18,345
Directors' fees and expenses................................        10,144
Pricing fees................................................         3,726
Transfer agent fees--Class I................................         2,229
Distribution fees--Class III................................             2
Distribution fees--Class II.................................             1
Other.......................................................         8,617
                                                              ------------
Total expenses..............................................                     1,734,629
                                                                              ------------
Investment income--net......................................                     6,626,478
                                                                              ------------
-------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on:
  Investments--net..........................................    47,370,884
  Foreign currency transactions--net........................       (59,249)     47,311,635
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (12,213,634)
  Foreign currency transactions--net........................        (4,888)    (12,218,522)
                                                              ------------    ------------
Total realized and unrealized gain--net.....................                    35,093,113
                                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                  $ 41,719,591
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               FOR THE SIX
                                                              MONTHS ENDED         FOR THE
                                                              JUNE 30, 2007      YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                             (UNAUDITED)    DECEMBER 31, 2006
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  6,626,478      $  9,511,072
Realized gain--net..........................................    47,311,635        43,134,195
Change in unrealized appreciation/depreciation--net.........   (12,218,522)       41,248,419
                                                              ------------      ------------
Net increase in net assets resulting from operations........    41,719,591        93,893,686
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................            --       (12,796,099)
  Class II..................................................            --               (52)
  Class III.................................................            --               (52)
Realized gain--net:
  Class I...................................................            --       (34,333,035)
  Class II..................................................            --              (141)
  Class III.................................................            --              (141)
                                                              ------------      ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................            --       (47,129,520)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................   (34,641,734)        2,445,198
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................     7,077,857        49,209,364
Beginning of period.........................................   405,489,037       356,279,673
                                                              ------------      ------------
End of period*..............................................  $412,566,894      $405,489,037
                                                              ============      ============
-----------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................  $  3,049,460      $ (3,577,018)
                                                              ============      ============
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                            CLASS I
                                            ------------------------------------------------------------------------
                                              FOR THE SIX
THE FOLLOWING PER SHARE DATA AND RATIOS       MONTHS ENDED                FOR THE YEAR ENDED DECEMBER 31,
HAVE BEEN DERIVED FROM INFORMATION           JUNE 30, 2007     -----------------------------------------------------
PROVIDED IN THE FINANCIAL STATEMENTS.         (UNAUDITED)        2006       2005       2004       2003        2002
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......      $  16.80       $  14.86   $  13.67   $  11.41   $   8.26    $   9.69
                                                --------       --------   --------   --------   --------    --------
Investment income--net***.................           .28            .42        .35        .20        .19         .13
Realized and unrealized gain
  (loss)--net.............................          1.53           3.73       1.24       2.37       3.29       (1.21)
                                                --------       --------   --------   --------   --------    --------
Total from investment operations..........          1.81           4.15       1.59       2.57       3.48       (1.08)
                                                --------       --------   --------   --------   --------    --------
Less dividends and distributions:
  Investment income--net..................            --           (.60)      (.40)      (.31)      (.33)       (.35)
  Realized gain--net......................            --          (1.61)        --         --         --          --
                                                --------       --------   --------   --------   --------    --------
Total dividends and distributions.........            --          (2.21)      (.40)      (.31)      (.33)       (.35)
                                                --------       --------   --------   --------   --------    --------
Net asset value, end of period............      $  18.61       $  16.80   $  14.86   $  13.67   $  11.41    $   8.26
                                                ========       ========   ========   ========   ========    ========
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share........        10.77%@        27.91%+    11.68%++   22.54%     42.24%+++  (11.54%)
                                                ========       ========   ========   ========   ========    ========
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver and excluding
  reorganization expenses.................          .86%*          .87%       .70%       .86%       .87%        .91%
                                                ========       ========   ========   ========   ========    ========
Expenses, net of waiver...................          .86%*          .87%       .70%       .86%       .89%        .91%
                                                ========       ========   ========   ========   ========    ========
Expenses..................................          .86%*          .87%       .88%       .86%       .89%        .91%
                                                ========       ========   ========   ========   ========    ========
Investment income--net....................         3.27%*         2.49%      2.30%      1.69%      2.08%       1.38%
                                                ========       ========   ========   ========   ========    ========
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..............................      $412,563       $405,486   $356,277   $373,950   $319,892    $240,002
                                                ========       ========   ========   ========   ========    ========
Portfolio turnover........................           37%            62%        78%        62%        54%         55%
                                                ========       ========   ========   ========   ========    ========
--------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+ In 2006, approximately .13% of the Fund's total investment return consisted of a payment by Merrill Lynch Investment Managers, L.P. in order to resolve a regulatory issue relating to an investment.

++ In 2005, Merrill Lynch Investment Managers, L.P. fully reimbursed the Fund for a loss on a security transaction related to a revised capital share transaction, which had a minimal impact on total investment return.

+++ In 2003, .12% of the Fund's total return consisted of voluntary reimbursements by Merrill Lynch Investment Managers, L.P. for the realized losses on foreign currency transactions.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                              CLASS II
                                                   ---------------------------------------------------------------
                                                                            FOR THE
                                                     FOR THE SIX           YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE         MONTHS ENDED         DECEMBER 31,          FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE       JUNE 30, 2007      ------------------    SEPTEMBER 30, 2004+++
FINANCIAL STATEMENTS.                                (UNAUDITED)        2006       2005      TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............      $ 16.82         $ 14.88    $ 13.68           $ 11.98
                                                       -------         -------    -------           -------
Investment income--net***........................          .27             .41        .33               .02
Realized and unrealized gain--net................         1.53            3.74       1.27              1.99
                                                       -------         -------    -------           -------
Total from investment operations.................         1.80            4.15       1.60              2.01
                                                       -------         -------    -------           -------
Less dividends and distributions:
  Investment income--net.........................           --            (.60)      (.40)               --
  In excess of investment income--net............           --              --         --              (.31)
  Realized gain--net.............................           --           (1.61)        --                --
                                                       -------         -------    -------           -------
Total dividends and distributions................           --           (2.21)      (.40)             (.31)
                                                       -------         -------    -------           -------
Net asset value, end of period...................      $ 18.62         $ 16.82    $ 14.88           $ 13.68
                                                       =======         =======    =======           =======
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...............       10.70%@         27.87%+    11.75%++          16.79%@
                                                       =======         =======    =======           =======
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver..........................        1.01%*           .90%       .70%              .86%*
                                                       =======         =======    =======           =======
Expenses.........................................        1.01%*           .90%       .88%              .86%*
                                                       =======         =======    =======           =======
Investment income--net...........................        3.15%*          2.44%      2.33%              .55%*
                                                       =======         =======    =======           =======
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).........      $     2         $     2    $     1           $     1
                                                       =======         =======    =======           =======
Portfolio turnover...............................          37%             62%        78%               62%
                                                       =======         =======    =======           =======
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+ In 2006, approximately .13% of the Fund's total investment return consisted of a payment by Merrill Lynch Investment Managers, L.P. in order to resolve a regulatory issue relating to an investment.

++ In 2005, Merrill Lynch Investment Managers, L.P. fully reimbursed the Fund for a loss on a security transaction related to a revised capital share transaction, which had a minimal impact on total investment return.

+++ Commencement of operations.

@    Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                              CLASS III
                                                   ---------------------------------------------------------------
                                                                            FOR THE
                                                     FOR THE SIX           YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE         MONTHS ENDED         DECEMBER 31,          FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE       JUNE 30, 2007      ------------------    SEPTEMBER 30, 2004+++
FINANCIAL STATEMENTS.                                (UNAUDITED)        2006       2005      TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............      $ 16.82         $ 14.88    $ 13.68           $ 11.98
                                                       -------         -------    -------           -------
Investment income--net***........................          .27             .41        .33               .02
Realized and unrealized gain--net................         1.52            3.74       1.27              1.99
                                                       -------         -------    -------           -------
Total from investment operations.................         1.79            4.15       1.60              2.01
                                                       -------         -------    -------           -------
Less dividends and distributions:
  Investment income--net.........................           --            (.60)      (.40)               --
  In excess of investment income--net............           --              --         --              (.31)
  Realized gain--net.............................           --           (1.61)        --                --
                                                       -------         -------    -------           -------
Total dividends and distributions................           --           (2.21)      (.40)             (.31)
                                                       -------         -------    -------           -------
Net asset value, end of period...................      $ 18.61         $ 16.82    $ 14.88           $ 13.68
                                                       =======         =======    =======           =======
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...............       10.64%@         27.87%+    11.75%++          16.79%@
                                                       =======         =======    =======           =======
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver..........................        1.11%*           .92%       .70%              .86%*
                                                       =======         =======    =======           =======
Expenses.........................................        1.11%*           .92%       .88%              .86%*
                                                       =======         =======    =======           =======
Investment income--net...........................        3.05%*          2.43%      2.33%              .55%*
                                                       =======         =======    =======           =======
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).........      $     2         $     2    $     1           $     1
                                                       =======         =======    =======           =======
Portfolio turnover...............................          37%             62%        78%               62%
                                                       =======         =======    =======           =======
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+ In 2006, approximately .13% of the Fund's total investment return consisted of a payment by Merrill Lynch Investment Managers, L.P. in order to resolve a regulatory issue relating to an investment.

++ In 2005, Merrill Lynch Investment Managers, L.P. fully reimbursed the Fund for a loss on a security transaction related to a revised capital share transaction, which had a minimal impact on total investment return.

+++ Commencement of operations.

@    Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock International Value V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset

--------------------------------------------------------------------------------

value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Company's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends

--------------------------------------------------------------------------------

from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Recent accounting pronouncements--Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. and various state tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's tax returns remains open for the years ended December 31, 2003 through December 31, 2006.

  In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

  In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

  The Fund has entered into an Investment Advisory Agreement with the Manager. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc., and its affiliates ("BDI"), (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

--------------------------------------------------------------------------------

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management International Limited, an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fees each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Company also has retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the six months ended June 30, 2007, BIM received $51,488 in securities lending agent fees from the Fund.

  For the six months ended June 30, 2007, the Fund reimbursed the Manager $3,356 for certain accounting services.

  PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2007 were $149,875,652 and $185,026,593, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions was $(34,641,734) and $2,445,198 for the six months ended June 30, 2007 and the year ended December 31, 2006, respectively.

  Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------
Class I Shares for the Six Months Ended
June 30, 2007                              Shares      Dollar Amount
--------------------------------------------------------------------
Shares sold...........................      106,967    $  1,834,923
Shares redeemed.......................   (2,081,197)    (36,476,657)
                                         ----------    ------------
Net decrease..........................   (1,974,230)   $(34,641,734)
                                         ==========    ============
--------------------------------------------------------------------

------------------------------------------------------------------
Class I Shares for the Year Ended
December 31, 2006                        Shares      Dollar Amount
------------------------------------------------------------------
Shares sold..........................   1,550,115    $ 26,152,368
Shares issued to shareholders in
 reinvestment of dividends...........   2,804,156      47,129,134
                                       ----------    ------------
Total issued.........................   4,354,271      73,281,502
Shares redeemed......................  (4,199,144)    (70,836,690)
                                       ----------    ------------
Net increase.........................     155,127    $  2,444,812
                                       ==========    ============
------------------------------------------------------------------

-------------------------------------------------------------------
Class II Shares for the Six Months Ended                     Dollar
June 30, 2007                                       Shares   Amount
-------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends........................................    --        --
                                                      --      ----
Net increase......................................    --        --
                                                      ==      ====
-------------------------------------------------------------------

-------------------------------------------------------------------
Class II Shares for the Year Ended                           Dollar
December 31, 2006                                   Shares   Amount
-------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends........................................    11      $193
                                                      --      ----
Net increase......................................    11      $193
                                                      ==      ====
-------------------------------------------------------------------

-------------------------------------------------------------------
Class III Shares for the Six Months Ended                    Dollar
June 30, 2007                                       Shares   Amount
-------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends........................................    --        --
                                                      --      ----
Net increase......................................    --        --
                                                      ==      ====
-------------------------------------------------------------------

-------------------------------------------------------------------
Class III Shares for the Year Ended                          Dollar
December 31, 2006                                   Shares   Amount
-------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends........................................    11      $193
                                                      --      ----
Net increase......................................    11      $193
                                                      ==      ====
-------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders, which expires November 2007. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund

--------------------------------------------------------------------------------

pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2007.

6. COMMITMENTS:

At June 30, 2007, the Fund had entered into foreign exchange contracts, under which it had agreed to purchase and sell various foreign currencies with approximate values of 4,936,000 and 7,058,000, respectively.

--------------------------------------------------------------------------------

       BLACKROCK LARGE CAP CORE V.I. FUND
       -------------------------------------------------------------------------

                                                  Semi-Annual Report (Unaudited)
                                                                   June 30, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  We made strides in creating a two-pronged portfolio focused on both cyclical stocks with a global emphasis and higher-quality companies with predictable earnings.

HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2007, BlackRock Large Cap Core V.I. Fund's Class I and Class II Shares had total returns of +6.50% and +6.40%, respectively, trailing the +7.18% return of the benchmark Russell 1000 Index. For the same period, the Lipper Multi-Cap Core Funds (Variable Products) category posted an average return of +8.24%. (Funds in this Lipper category invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Core funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P SuperComposite 1500 Index.)

  The Fund invests primarily in a diversified portfolio of large cap companies selected from securities found in the Russell 1000 Index. As such, the Fund was influenced by the same economic and market events that affected the broader stock market during the past six months.

  Economic conditions changed over the course of the period, ending on a more positive note. Markets began 2007 in a rally that was halted in late February, sending the Dow Jones Industrial Average--the index of 30 U.S. stocks listed on the New York Stock Exchange--more than 416 points lower. This represented the largest one-week decline in U.S. equity markets since September 2001. The sell-off came on the heels of a substantial market correction in Asia, particularly in China.

  The markets rebounded shortly after, but remained volatile amid an increase in subprime mortgage delinquencies and the high-profile bankruptcy of a leading subprime mortgage company. However, there was ongoing investor debate as to whether the subprime meltdown would spread through other parts of the economy. First-quarter 2007 gross domestic product came in at 0.7%, the slowest rate of growth in almost five years. Meanwhile, first-quarter corporate earnings growth in the United States fell below the 10% mark for the first time in several years, but continued to exhibit resilience. In the second quarter of 2007, U.S. stock indexes rebounded, posting impressive gains and setting records along the way as corporate earnings outperformed investor expectations. The advance slowed toward the end of the period, but equities finished firmly in positive territory.

  Ample inventories from non-OPEC countries and unseasonably warm weather helped stabilize crude oil prices during the winter, but the onset of the summer driving season pushed prices above $71 per barrel. The Federal Reserve Board (the Fed) kept monetary policy at a pause, leaving its target interest rate steady at 5.25%. The slowdown in the U.S. housing market remained a concern for investors, although consumer spending continued to fuel the economy.

WHAT FACTORS MOST INFLUENCED FUND PERFORMANCE?

  The Fund's underperformance of the benchmark is attributed to a few factors. Positive results from overweighting the information technology sector were offset by poor stock selection as semiconductor company NVIDIA Corp. and server computing vendor Sun Microsystems Inc. did not perform as anticipated. Stock selection and overweighting the consumer discretionary sector also had a negative impact on performance. Concerns about consumer spending caused retailers to weaken during the period. Specialty retailers such as American Eagle Outfitters, Inc. and Harley-Davidson, Inc. detracted from Fund performance, as did cable television provider DIRECTV Group, Inc. Underweighting the industrials and telecommunication services sectors also hindered results.

  Individual stocks that detracted from performance during the six-month period included education loan company The First Marblehead Corp., brokerage house The Bear Stearns Cos. Inc., cosmetics company Estee Lauder Cos. Inc. and airlines AMR Corp. and Continental Airlines, inc.

  Contributing to the portfolio's results for the period was successful stock selection and an overweight position in the energy sector, led by shares of oil refiners Tesoro Corp., Frontier Oil Corp., Marathon Oil Corp. and Valero Energy Corp., as well as oil-rig service provider Tidewater Inc.. Within the health care sector, stock selection contributed positively to performance, as our holdings within the provider & services industry, along with pharmaceutical giant Schering-Plough Corp., posted strong gains. Stock

--------------------------------------------------------------------------------

selection and overweighting the metals and mining industry within the materials sector further enhanced performance, with United States Steel Corp. and Southern Copper Corp. performing particularly well. The Fund was significantly underweight in the financials sector, particularly commercial banks, which lagged during the latter half of the period. Performance was helped by good stock selection among capital markets players. We believe that the global mergers-and-acquisitions (M&A) boom will continue, and that those companies with a global presence will do well. The Fund also benefited from underweighting real estate investment trusts and the thrifts & mortgages industry. Within other sectors, heavy-machinery manufacturer Terex Corp. and software company McAfee Inc. were significant contributors to performance.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  Overall, we continued our efforts to identify companies with favorable growth characteristics and earnings developments, selling at attractive relative valuations. As a result of our bottom-up stock-selection process, we increased the Fund's positions in the consumer discretionary, health care and industrials sectors and reduced exposure to the energy and consumer staples sectors. These changes are in line with our efforts to create a two-pronged portfolio: one prong invested in cyclical stocks with a global emphasis, and the other in higher-quality companies with predictable earnings. We believe this is a prudent approach for navigating the current investment climate.

  The largest purchases during the period, based on capital expended, included American International Group, Inc., United Health Group, Inc., Dell, Inc., Eli Lilly & Co. and Schering-Plough. The largest sales, based on capital raised, included Citigroup Inc., Johnson & Johnson, General Motors Corp., Avaya Inc. and Occidental Petroleum Corp. These transactions reflect our ongoing refinement of the portfolio, as we continue to look for stocks that best meet our investment criteria while pruning those that have deteriorated versus our original assessment.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  Relative to its benchmark, the Fund's largest overweights at period-end were in information technology, health care, consumer discretionary, energy and materials, and the largest underweights were in financials, utilities, telecommunication services and industrials.

  Based on the equity market run-up seen since the February correction, there has been some concern that equities may be overbought, potentially setting the stage for some near-term consolidation. We acknowledge that the markets do face headwinds in the form of slowing economic growth, worsening corporate earnings growth and a Fed that is not presently accommodative. In our opinion, however, the backdrop for an equity bear market simply does not exist. Monetary policy is by no means overly tight, inflation (while higher than the Fed would like) is still low and seems to be easing, and earnings growth is slowing, not collapsing. From our perspective, the tailwinds of good valuations, strong global economic growth, ongoing corporate M&A activity and the relative attractiveness of stocks compared to other investments (chiefly bonds) should help the bull market to continue.

  In summary, we believe that a soft landing is achievable in the United States. While the equity market may struggle if credit problems worsen, we do not believe a bear market is a likely outcome. Over the years, our investment process--which combines the art of fundamental research with the science of quantitative analysis, subject to specific risk-management parameters--has delivered strong, consistent long-term results for shareholders. Given our outlook for the remainder of the year, we are confident that our disciplined investment process and two-pronged portfolio positioning will serve shareholders well in the second half of 2007.

Robert C. Doll, Jr.
Portfolio Manager

July 13, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                               BLACKROCK LARGE CAP CORE V.I.
                                                                   FUND+-CLASS I SHARES*               RUSSELL 1000 INDEX++
                                                               -----------------------------           --------------------
6/97                                                                       10000                              10000
6/98                                                                       12240                              13015
6/99                                                                       13943                              15869
6/00                                                                       16767                              17336
6/01                                                                       13968                              14744
6/02                                                                       13015                              12107
6/03                                                                       12670                              12222
6/04                                                                       15624                              14604
6/05                                                                       17938                              15761
6/06                                                                       20171                              17192
6/07                                                                       23839                              20704

[LINE GRAPH]

                                                   BLACKROCK LARGE CAP         BLACKROCK LARGE CAP
                                                CORE V.I. FUND+-CLASS II    CORE V.I. FUND+-CLASS III
                                                         SHARES*                     SHARES*              RUSSELL 1000 INDEX++
                                                ------------------------    -------------------------     --------------------
9/30/04**                                                 10000                       10000                       10000
6/05                                                      11829                       11833                       10992
6/06                                                      13281                       13324                       11990
6/07                                                      15674                       15727                       14439

* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

** Commencement of operations.

+ The Fund, under normal circumstances, invests at least 80% of its net assets in a diversified portfolio of equity securities, primarily common stocks, of large cap companies included at the time of purchase in the Russell 1000 Index.

++ This unmanaged Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/07                                           +18.19%
--------------------------------------------------------------------------
Five Years Ended 6/30/07                                         +12.87
--------------------------------------------------------------------------
Ten Years Ended 6/30/07                                          + 9.08
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/07                                           +18.02%
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/07                              +17.77
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/07                                           +18.04%
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/07                              +17.91
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
                    AS OF JUNE 30, 2007                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +6.50%         +18.19%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +6.40          +18.02
-----------------------------------------------------------------------------------------
Class III Shares*                                                +6.42          +18.04
-----------------------------------------------------------------------------------------
Russell 1000(R) Index**                                          +7.18          +20.43
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class III Shares. If such fees were included, returns shown would have been lower.

** This unmanaged Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Past results shown should not be considered a representation of future performance.

Russell 1000 is a registered trademark of the Frank Russell Company.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2007 and held through June 30, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                                 BEGINNING         ENDING       DURING THE PERIOD*
                                                               ACCOUNT VALUE    ACCOUNT VALUE   JANUARY 1, 2007 TO
                                                              JANUARY 1, 2007   JUNE 30, 2007     JUNE 30, 2007
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,065.00           $2.73
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,064.00           $3.50
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,064.20           $3.86
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,022.26           $2.67
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,021.51           $3.43
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,021.16           $3.78
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.53% for Class I, .68% for Class II and .75% for Class
    III), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Portfolio Information as of June 30, 2007
--------------------------------------------------------------------------------

                                                              PERCENT OF
                                                               LONG-TERM
SECTOR REPRESENTATION                                         INVESTMENTS
-------------------------------------------------------------------------
Information Technology......................................     24.0%
Health Care.................................................     17.8
Financials..................................................     14.4
Consumer Discretionary......................................     14.1
Energy......................................................     13.0
Industrials.................................................      8.9
Materials...................................................      5.2
Consumer Staples............................................      2.0
Telecommunication Services..................................      0.6
-------------------------------------------------------------------------

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Schedule of Investments as of June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

                                           SHARES
INDUSTRY                                    HELD                         COMMON STOCKS                     VALUE
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--2.6%                    124,000      Honeywell International, Inc. ..............  $  6,978,720
                                              69,000      Lockheed Martin Corp. ......................     6,494,970
                                                                                                        ------------
                                                                                                          13,473,690
--------------------------------------------------------------------------------------------------------------------
AIRLINES--2.1%                               214,000      AMR Corp.(a)................................     5,638,900
                                             153,000      Continental Airlines, Inc. Class B(a)(d)....     5,182,110
                                                                                                        ------------
                                                                                                          10,821,010
--------------------------------------------------------------------------------------------------------------------
AUTOMOBILES--1.0%                             86,000      Harley-Davidson, Inc.(d)....................     5,126,460
--------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--5.4%                         39,000      The Bear Stearns Cos., Inc. ................     5,460,000
                                              38,000      The Goldman Sachs Group, Inc. ..............     8,236,500
                                              88,000      Lehman Brothers Holdings, Inc. .............     6,557,760
                                              99,000      Morgan Stanley..............................     8,304,120
                                                                                                        ------------
                                                                                                          28,558,380
--------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.3%                              134,000      E.I. du Pont de Nemours & Co.(d)............     6,812,560
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.7%          89,000      RR Donnelley & Sons Co.(d)..................     3,872,390
--------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--2.3%                31,000      ADC Telecommunications, Inc.(a).............       568,230
                                             407,000      Cisco Systems, Inc.(a)......................    11,334,950
                                                                                                        ------------
                                                                                                          11,903,180
--------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--8.0%                278,000      Dell, Inc.(a)...............................     7,936,900
                                             369,000      EMC Corp.(a)................................     6,678,900
                                             210,000      Hewlett-Packard Co. ........................     9,370,200
                                             102,000      International Business Machines Corp. ......    10,735,500
                                              27,000      Lexmark International, Inc. Class A(a)......     1,331,370
                                             111,000      NCR Corp.(a)................................     5,831,940
                                                                                                        ------------
                                                                                                          41,884,810
--------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.7%                 153,000      Packaging Corp. of America..................     3,872,430
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--3.3%          44,000      Bank of America Corp. ......................     2,151,160
                                              80,000      Citigroup, Inc. ............................     4,103,200
                                             227,000      JPMorgan Chase & Co. .......................    10,998,150
                                                                                                        ------------
                                                                                                          17,252,510
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION                 76,000      AT&T Inc. ..................................     3,154,000
SERVICES--0.6%
--------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &                       156,000      Agilent Technologies, Inc.(a)...............     5,996,640
INSTRUMENTS--1.1%
--------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--1.2%             38,000      ENSCO International, Inc. ..................     2,318,380
                                              58,000      Tidewater, Inc. ............................     4,111,040
                                                                                                        ------------
                                                                                                           6,429,420
--------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.2%                42,000      The Kroger Co. .............................     1,181,460
--------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--0.6%                           75,000      Campbell Soup Co.(d)........................     2,910,750
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.6%        39,000      Zimmer Holdings, Inc.(a)....................     3,310,710
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--9.6%       123,000      Aetna, Inc. ................................     6,076,200
                                             105,000      AmerisourceBergen Corp. ....................     5,194,350
                                              23,000      Coventry Health Care, Inc.(a)...............     1,325,950
                                             124,000      Express Scripts, Inc.(a)....................     6,201,240
                                              82,000      Humana, Inc.(a).............................     4,994,620
                                             100,000      McKesson Corp. .............................     5,964,000
                                              78,000      Medco Health Solutions, Inc.(a).............     6,083,220
                                             151,000      UnitedHealth Group, Inc. ...................     7,722,140
                                              90,000      WellPoint, Inc.(a)..........................     7,184,700
                                                                                                        ------------
                                                                                                          50,746,420
--------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--0.8%          151,000      Brinker International, Inc. ................     4,419,770
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--0.3%                      21,000      The Procter & Gamble Co. ...................     1,284,990
--------------------------------------------------------------------------------------------------------------------
IT SERVICES--0.6%                            108,000      Electronic Data Systems Corp. ..............     2,994,840
--------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--1.6%               216,000      General Electric Co. .......................     8,268,480
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)
--------------------------------------------------------------------------------

                                           SHARES
INDUSTRY                                    HELD                         COMMON STOCKS                     VALUE
--------------------------------------------------------------------------------------------------------------------
INSURANCE--4.8%                              152,000      American International Group, Inc. .........  $ 10,644,560
                                              70,000      Prudential Financial, Inc. .................     6,806,100
                                              21,000      Safeco Corp. ...............................     1,307,460
                                             121,000      The Travelers Cos., Inc. ...................     6,473,500
                                                                                                        ------------
                                                                                                          25,231,620
--------------------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.3%            55,000      Hasbro, Inc. ...............................     1,727,550
--------------------------------------------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES--0.4%          31,000      Waters Corp.(a).............................     1,840,160
--------------------------------------------------------------------------------------------------------------------
MACHINERY--2.0%                              122,000      AGCO Corp.(a)...............................     5,296,020
                                              67,000      Terex Corp.(a)..............................     5,447,100
                                                                                                        ------------
                                                                                                          10,743,120
--------------------------------------------------------------------------------------------------------------------
MEDIA--4.0%                                  248,000      The DIRECTV Group, Inc.(a)(d)...............     5,731,280
                                              89,000      The McGraw-Hill Cos., Inc. .................     6,059,120
                                              21,000      Meredith Corp. .............................     1,293,600
                                             236,000      Walt Disney Co.(d)..........................     8,057,040
                                                                                                        ------------
                                                                                                          21,141,040
--------------------------------------------------------------------------------------------------------------------
METALS & MINING--3.1%                         91,000      Nucor Corp. ................................     5,337,150
                                              59,000      Southern Copper Corp.(d)....................     5,561,340
                                              51,000      United States Steel Corp.(d)................     5,546,250
                                                                                                        ------------
                                                                                                          16,444,740
--------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL--3.4%                        72,000      JC Penney Co., Inc. ........................     5,211,360
                                              86,000      Kohl's Corp.(a).............................     6,108,580
                                             108,000      Nordstrom, Inc.(d)..........................     5,520,960
                                              17,000      Target Corp. ...............................     1,081,200
                                                                                                        ------------
                                                                                                          17,922,100
--------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--11.9%           139,000      Chevron Corp. ..............................    11,709,360
                                             259,000      Exxon Mobil Corp. ..........................    21,724,920
                                             111,000      Frontier Oil Corp.(d).......................     4,858,470
                                             109,000      Marathon Oil Corp. .........................     6,535,640
                                              72,000      Sunoco, Inc. ...............................     5,736,960
                                              98,000      Tesoro Corp. ...............................     5,600,700
                                              88,000      Valero Energy Corp. ........................     6,499,680
                                                                                                        ------------
                                                                                                          62,665,730
--------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.1%                 14,000      International Paper Co. ....................       546,700
--------------------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS--1.0%                      114,000      The Estee Lauder Cos., Inc. Class A.........     5,188,140
--------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--7.3%                        127,000      Eli Lilly & Co. ............................     7,096,760
                                              18,000      Johnson & Johnson...........................     1,109,160
                                             162,000      Merck & Co., Inc. ..........................     8,067,600
                                             462,000      Pfizer, Inc. ...............................    11,813,340
                                             232,000      Schering-Plough Corp.(d)....................     7,062,080
                                              79,000      Sepracor, Inc.(a)...........................     3,240,580
                                                                                                        ------------
                                                                                                          38,389,520
--------------------------------------------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT &                     146,000      CB Richard Ellis Group, Inc.(a)(d)..........     5,329,000
DEVELOPMENT--1.0%
--------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR               250,000      Altera Corp.(d).............................     5,532,500
EQUIPMENT--6.4%
                                              78,000      Analog Devices, Inc. .......................     2,935,920
                                             310,000      Applied Materials, Inc. ....................     6,159,700
                                             327,000      Integrated Device Technology, Inc.(a).......     4,993,290
                                              60,000      Intersil Corp. Class A......................     1,887,600
                                             109,000      KLA-Tencor Corp.(d).........................     5,989,550
                                              21,000      Novellus Systems, Inc.(a)...................       595,770
                                             328,000      Teradyne, Inc.(a)(d)........................     5,766,240
                                                                                                        ------------
                                                                                                          33,860,570
--------------------------------------------------------------------------------------------------------------------
SOFTWARE--5.8%                               161,000      McAfee, Inc.(a).............................     5,667,200
                                             481,000      Microsoft Corp. ............................    14,175,070
                                             320,000      Novell, Inc.(a).............................     2,492,800
                                             424,000      Oracle Corp.(a).............................     8,357,040
                                                                                                        ------------
                                                                                                          30,692,110
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Schedule of Investments as of June 30, 2007 (concluded)
--------------------------------------------------------------------------------

                                           SHARES
INDUSTRY                                    HELD                         COMMON STOCKS                     VALUE
--------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--2.1%                       175,500      American Eagle Outfitters, Inc. ............  $  4,503,330
                                              39,000      AutoZone, Inc.(a)...........................     5,328,180
                                              31,000      GameStop Corp. Class A(a)...................     1,212,100
                                                                                                        ------------
                                                                                                          11,043,610
--------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--2.3%       120,000      Coach, Inc.(a)..............................     5,686,800
                                             111,000      Nike, Inc. Class B..........................     6,470,190
                                                                                                        ------------
                                                                                                          12,156,990
--------------------------------------------------------------------------------------------------------------------
TOBACCO--0.2%                                 19,000      UST, Inc. ..................................     1,020,490
--------------------------------------------------------------------------------------------------------------------
                                                          TOTAL COMMON STOCKS
                                                          (COST--$442,734,973)--100.7%................   530,218,090
--------------------------------------------------------------------------------------------------------------------
                                          BENEFICIAL
                                            INTEREST                 SHORT-TERM SECURITIES
--------------------------------------------------------------------------------------------------------------------
                                         $71,109,900      BlackRock Liquidity Series, LLC Money Market
                                                            Series, 5.33%(b)(c)(e)....................    71,109,900
--------------------------------------------------------------------------------------------------------------------
                                                          TOTAL SHORT-TERM SECURITIES
                                                          (COST--$71,109,900)--13.5%..................    71,109,900
--------------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS
                                                          (COST--$513,844,873*)--114.2%...............   601,327,990
                                                          LIABILITIES IN EXCESS OF OTHER
                                                          ASSETS--(14.2%).............................   (74,609,223)
                                                                                                        ------------
                                                          NET ASSETS--100.0%..........................  $526,718,767
                                                                                                        ============
--------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2007, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................  $516,779,862
                                                              ============
Gross unrealized appreciation...............................  $ 94,839,569
Gross unrealized depreciation...............................   (10,291,441)
                                                              ------------
Net unrealized appreciation.................................  $ 84,548,128
                                                              ============

(a)   Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------------------------------------
                                                                   NET        INTEREST
AFFILIATE                                                        ACTIVITY      INCOME
--------------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC Cash Sweep Series...........   $  (363,321)   $ 5,933
BlackRock Liquidity Series, LLC Money Market Series.........   $18,705,300    $68,133
--------------------------------------------------------------------------------------

(c)  Security was purchased with the cash proceeds from securities loans.

(d) Security, or a portion of security, is on loan.

(e)  Represents the current yield as of June 30, 2007.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Statement of Assets and Liabilities as of June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $69,153,491) (identified
  cost--$442,734,973).......................................                 $530,218,090
Investments in affiliated securities, at value (identified
  cost--$71,109,900)........................................                   71,109,900
Foreign cash (cost--$370)...................................                          364
Receivables:
  Dividends.................................................  $   264,145
  Securities lending........................................       24,099
  Capital shares sold.......................................        1,139
  Interest from affiliates..................................            7         289,390
                                                              -----------
Prepaid expenses and other assets...........................                       10,457
                                                                             ------------
Total assets................................................                  601,628,201
                                                                             ------------
------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                   71,109,900
Bank overdraft..............................................                    2,654,478
Payables:
  Capital shares redeemed...................................      850,639
  Investment adviser........................................      195,060
  Other affiliates..........................................        6,212
  Distributor...............................................          355       1,052,266
                                                              -----------
Accrued expenses............................................                       92,790
                                                                             ------------
Total liabilities...........................................                   74,909,434
                                                                             ------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                 $526,718,767
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized.........................................                 $  1,528,945
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                        8,339
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                            5
Paid-in capital in excess of par............................                  394,994,908
Undistributed investment income--net........................  $ 2,882,602
Undistributed realized capital gains--net...................   39,820,857
Unrealized appreciation--net................................   87,483,111
                                                              -----------
Total accumulated earnings--net.............................                  130,186,570
                                                                             ------------
NET ASSETS..................................................                 $526,718,767
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $523,861,651 and 15,289,451
  shares outstanding........................................                 $      34.26
                                                                             ============
Class II--Based on net assets of $2,855,543 and 83,393
  shares outstanding........................................                 $      34.24
                                                                             ============
Class III--Based on net assets of $1,572.55 and 45.85 shares
  outstanding...............................................                 $      34.30
                                                                             ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................                 $ 4,223,120
Securities lending--net.....................................                      68,133
Interest from affiliates....................................                       5,933
                                                                             -----------
Total income................................................                   4,297,186
                                                                             -----------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $ 1,221,667
Custodian fees..............................................       30,119
Accounting services.........................................       86,866
Printing and shareholder reports............................       27,150
Professional fees...........................................       20,845
Directors' fees and expenses................................       13,930
Transfer agent fees--Class I................................        2,326
Distribution fees--Class II.................................        1,644
Pricing services............................................          485
Transfer agent fees--Class II...............................            9
Distribution fees--Class III................................            2
Other.......................................................        9,541
                                                              -----------
Total expenses..............................................                   1,414,584
                                                                             -----------
Investment income--net......................................                   2,882,602
                                                                             -----------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain on investments--net...........................                  32,564,050
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (1,590,960)
  Foreign currency transactions--net........................           (3)    (1,590,963)
                                                              -----------    -----------
Total realized and unrealized gain--net.....................                  30,973,087
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $33,855,689
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               FOR THE SIX
                                                              MONTHS ENDED         FOR THE
                                                              JUNE 30, 2007      YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                             (UNAUDITED)    DECEMBER 31, 2006
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  2,882,602      $  4,807,921
Realized gain--net..........................................    32,564,050        62,521,847
Change in unrealized appreciation/depreciation--net.........    (1,590,963)        5,183,066
                                                              ------------      ------------
Net increase in net assets resulting from operations........    33,855,689        72,512,834
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................            --        (4,793,088)
  Class II..................................................            --           (14,820)
  Class III.................................................            --               (13)
Realized gain--net:
  Class I...................................................            --       (58,124,010)
  Class II..................................................            --          (213,838)
  Class III.................................................            --              (158)
                                                              ------------      ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................            --       (63,145,927)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (46,636,524)      (10,687,817)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................   (12,780,835)       (1,320,910)
Beginning of period.........................................   539,499,602       540,820,512
                                                              ------------      ------------
End of period*..............................................  $526,718,767      $539,499,602
                                                              ============      ============
-----------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $  2,882,602                --
                                                              ============      ============
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                   CLASS I
                                                     --------------------------------------------------------------------
                                                      FOR THE SIX
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE         MONTHS ENDED              FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE        JUNE 30, 2007   ----------------------------------------------------
FINANCIAL STATEMENTS.                                 (UNAUDITED)      2006       2005       2004       2003       2002
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............    $  32.17      $  31.69   $  29.38   $  25.36   $  19.35   $  23.52
                                                       --------      --------   --------   --------   --------   --------
Investment income--net**...........................         .18           .30        .19        .22        .08        .16
Realized and unrealized gain (loss)--net...........        1.91          4.34       3.68       4.04       6.02      (4.15)
                                                       --------      --------   --------   --------   --------   --------
Total from investment operations...................        2.09          4.64       3.87       4.26       6.10      (3.99)
                                                       --------      --------   --------   --------   --------   --------
Less dividends and distributions:
  Investment income--net...........................          --          (.32)      (.20)      (.24)      (.09)      (.18)
  Realized gain--net...............................          --         (3.84)     (1.36)        --         --         --
                                                       --------      --------   --------   --------   --------   --------
Total dividends and distributions..................          --         (4.16)     (1.56)      (.24)      (.09)      (.18)
                                                       --------      --------   --------   --------   --------   --------
Net asset value, end of period.....................    $  34.26      $  32.17   $  31.69   $  29.38   $  25.36   $  19.35
                                                       ========      ========   ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share.................       6.50%+       14.74%     13.20%     16.79%     31.52%    (16.98%)
                                                       ========      ========   ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...........................................        .53%*         .53%       .54%       .53%       .54%       .56%
                                                       ========      ========   ========   ========   ========   ========
Investment income--net.............................       1.08%*         .91%       .62%       .84%       .39%       .74%
                                                       ========      ========   ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...........    $523,862      $537,525   $538,794   $543,352   $517,720   $434,926
                                                       ========      ========   ========   ========   ========   ========
Portfolio turnover.................................         35%           72%        75%       131%       125%       115%
                                                       ========      ========   ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------------

*   Annualized.

**   Based on average shares outstanding.

*** Total investment returns exclude insurance-related fees and expenses.

+   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                CLASS II
                                                       -----------------------------------------------------------
                                                        FOR THE SIX     FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE           MONTHS ENDED        DECEMBER 31,          FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE          JUNE 30, 2007    ------------------    SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                   (UNAUDITED)      2006       2005      TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.................     $32.18        $ 31.69    $ 29.38          $ 26.07
                                                          ------        -------    -------          -------
Investment income--net**.............................        .15            .25        .16              .12
Realized and unrealized gain--net....................       1.91           4.35       3.69             3.43
                                                          ------        -------    -------          -------
Total from investment operations.....................       2.06           4.60       3.85             3.55
                                                          ------        -------    -------          -------
Less dividends and distributions:
  Investment income--net.............................         --           (.27)      (.18)            (.24)
  Realized gain--net.................................         --          (3.84)     (1.36)              --
                                                          ------        -------    -------          -------
Total dividends and distributions....................         --          (4.11)     (1.54)            (.24)
                                                          ------        -------    -------          -------
Net asset value, end of period.......................     $34.24        $ 32.18    $ 31.69          $ 29.38
                                                          ======        =======    =======          =======
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share...................      6.40%@        14.61%     13.13%           13.61%@
                                                          ======        =======    =======          =======
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.............................................       .68%*          .68%       .69%             .53%*
                                                          ======        =======    =======          =======
Investment income--net...............................       .91%*          .75%       .53%            1.70%*
                                                          ======        =======    =======          =======
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).............     $2,856        $ 1,973    $ 2,025          $     1
                                                          ======        =======    =======          =======
Portfolio turnover...................................        35%            72%        75%             131%
                                                          ======        =======    =======          =======
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Based on average shares outstanding.

*** Total investment returns exclude insurance-related fees and expenses.

+   Commencement of operations.

@    Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                  CLASS III
                                                          ----------------------------------------------------------
                                                           FOR THE SIX    FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE              MONTHS ENDED       DECEMBER 31,          FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE             JUNE 30, 2007   -------------------   SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                      (UNAUDITED)      2006       2005     TO DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....................     $32.23       $ 31.76    $ 29.38          $ 26.07
                                                             ------       -------    -------          -------
Investment income--net**................................        .14           .28        .20              .12
Realized and unrealized gain--net.......................       1.93          4.35       3.74             3.43
                                                             ------       -------    -------          -------
Total from investment operations........................       2.07          4.63       3.94             3.55
                                                             ------       -------    -------          -------
Less dividends and distributions:
  Investment income--net................................         --          (.32)      (.20)            (.24)
  Realized gain--net....................................         --         (3.84)     (1.36)              --
                                                             ------       -------    -------          -------
Total dividends and distributions.......................         --         (4.16)     (1.56)            (.24)
                                                             ------       -------    -------          -------
Net asset value, end of period..........................     $34.30       $ 32.23    $ 31.76          $ 29.38
                                                             ======       =======    =======          =======
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share......................      6.42%@       14.68%     13.43%           13.61%@
                                                             ======       =======    =======          =======
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses................................................       .75%*         .60%       .54%             .53%*
                                                             ======       =======    =======          =======
Investment income--net..................................       .85%*         .85%       .67%            1.70%*
                                                             ======       =======    =======          =======
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)................     $    2       $     1    $     1          $     1
                                                             ======       =======    =======          =======
Portfolio turnover......................................        35%           72%        75%             131%
                                                             ======       =======    =======          =======
--------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Based on average shares outstanding.

*** Total investment returns exclude insurance-related fees and expenses.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock Large Cap Core V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected

--------------------------------------------------------------------------------

in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Company's Board of Directors or by BlackRock Advisers, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract, due to an unfavorable change in the price of an underlying security or index, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount

--------------------------------------------------------------------------------

earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Bank overdraft--The Fund recorded a bank overdraft, which resulted from management estimates of available cash.

  (j) Recent accounting pronouncements--Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. and various state tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's tax returns remains open for the years ended December 31, 2003 through December 31, 2006.

  In September 2006, "Statement of Financial Accounting Standards No. 157, Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

  In addition, in February 2007, Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with the Manager. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD")and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the following annual rates: .500% of the Fund's average daily net assets not exceeding $250 million; .450% of average daily net assets in excess of $250 million but not exceeding $300 million; .425% of average daily net assets in excess of $300 million but not exceeding $400 million; and .400% of average daily net assets in excess of $400 million. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays BIM for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

  The Company has received an exemptive order from the Securities and Exchange Com-

--------------------------------------------------------------------------------

mission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") a wholly owned subsidiary of Merrill Lynch, or its affiliates. As of June 30, 2007, the Fund lent securities with a value of $33,777,278 to MLPF&S or its affiliates. Pursuant to that order, the Company also has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the six months ended June 30, 2007, BIM received $22,218 in securities lending agent fees from the Fund.

  For the six months ended June 30, 2007, the Fund reimbursed the Manager $4,632 for certain accounting services.

  PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3. INVESTMENTS:

  Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2007 were $186,694,931 and $226,443,918, respectively.

4. CAPITAL SHARE TRANSACTIONS:

  Net decrease in net assets derived from capital share transactions was $46,636,524 and $10,687,817 for the six months ended June 30, 2007 and the year ended December 31, 2006, respectively.

  Transactions in capital shares for each class were as follows:

------------------------------------------------------------------
Class I Shares for Six Months Ended
June 30, 2007                             Shares     Dollar Amount
------------------------------------------------------------------
Shares sold...........................      49,962   $  1,655,456
Shares redeemed.......................  (1,467,984)   (49,051,480)
                                        ----------   ------------
Net decrease..........................  (1,418,022)  $(47,396,024)
                                        ==========   ============
------------------------------------------------------------------

------------------------------------------------------------------
Class I Shares for the Year Ended
December 31, 2006                         Shares     Dollar Amount
------------------------------------------------------------------
Shares sold...........................     737,759   $ 25,473,386
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................   1,945,666     62,917,098
                                        ----------   ------------
Total issued..........................   2,683,425     88,390,484
Shares redeemed.......................  (2,980,333)   (98,969,388)
                                        ----------   ------------
Net decrease..........................    (296,908)  $(10,578,904)
                                        ==========   ============
------------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Six Months Ended                 Dollar
June 30, 2007                                  Shares    Amount
-----------------------------------------------------------------
Shares sold..................................  25,572   $ 875,653
Share redeemed...............................  (3,509)   (116,153)
                                               ------   ---------
Net increase.................................  22,063   $ 759,500
                                               ======   =========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Year Ended                      Dollar
December 31, 2006                           Shares      Amount
-----------------------------------------------------------------
Shares sold...............................   21,026   $   700,232
Shares issued to shareholders in
 reinvestment of dividends and
 distributions............................    7,068       228,658
                                            -------   -----------
Total Issued..............................   28,094       928,890
Share redeemed............................  (30,653)   (1,037,974)
                                            -------   -----------
Net decrease..............................   (2,559)  $  (109,084)
                                            =======   ===========
-----------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Six Months Ended                   Dollar
June 30, 2007                                      Shares   Amount
------------------------------------------------------------------
Shares sold......................................     --       --
                                                    ----    -----
Net increase.....................................     --       --
                                                    ====    =====

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2006                                  Shares   Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends and distributions.....................     5      $171
                                                     --      ----
Net increase.....................................     5      $171
                                                     ==      ====
------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders, which expires November 2007. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2007.

--------------------------------------------------------------------------------

       BLACKROCK LARGE CAP GROWTH V.I. FUND
       -------------------------------------------------------------------------

                                                  Semi-Annual Report (Unaudited)
                                                                   June 30, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  We made strides in creating a two-pronged portfolio focused on both cyclical stocks with a global emphasis and higher-quality companies with predictable earnings.

HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2007, BlackRock Large Cap Growth V.I. Fund's Class I and Class III Shares had total returns of +7.23% and +7.07%, respectively, trailing the +8.13% return of the benchmark Russell 1000 Growth Index. For the same period, the Lipper Multi-Cap Growth Funds (Variable Products) category posted an average return of +8.88%. (Funds in this Lipper category invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Growth funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the Standard & Poor's SuperComposite 1500 Index.)

  The Fund invests primarily in a diversified portfolio of large cap companies selected from securities found in the Russell 1000 Growth Index. As such, the Fund was influenced by the same economic and market events that affected the broader stock market during the past six months.

  Economic conditions changed over the course of the period, ending on a more positive note. Markets began 2007 in a rally that was halted in late February, sending the Dow Jones Industrial Average--the index of 30 U.S. stocks listed on the New York Stock Exchange--more than 416 points lower. This represented the largest one-week decline in U.S. equity markets since September 2001. The sell-off came on the heels of a substantial market correction in Asia, particularly in China.

  The markets rebounded shortly after, but remained volatile amid an increase in subprime mortgage delinquencies and the high-profile bankruptcy of a leading subprime mortgage company. However, there was ongoing investor debate as to whether the subprime meltdown would spread through other parts of the economy. First-quarter 2007 gross domestic product came in at 0.7%, the slowest rate of growth in almost five years. Meanwhile, first-quarter corporate earnings growth in the United States fell below the 10% mark for the first time in several years, but continued to exhibit resilience. In the second quarter of 2007, U.S. stock indexes rebounded, posting impressive gains and setting records along the way as corporate earnings outperformed investor expectations. The advance slowed toward the end of the period, but equities finished firmly in positive territory.

  Ample inventories from non-OPEC countries and unseasonably warm weather helped stabilize crude oil prices during the winter, but the onset of the summer driving season pushed prices above $71 per barrel. The Federal Reserve Board (the Fed) kept monetary policy at a pause, leaving its target interest rate steady at 5.25%. The slowdown in the U.S. housing market remained a concern for investors, although consumer spending continued to fuel the economy.

WHAT FACTORS MOST INFLUENCED FUND PERFORMANCE?

  The Fund's underperformance of the benchmark is attributed to a few factors, including stock selection in the financials sector, led by education loan company The First Marblehead Corp. Positive results from overweighting information technology (particularly software) and materials (particularly metals and mining) were offset by poor stock selection, as shares of computer printer manufacturer Lexmark International, Inc., server computing vendor Sun Microsystems Inc., semiconductor company NVIDIA Corp. and packaging company Pactiv Corp. did not perform as anticipated. Underweighting the industrials and telecommunication services sectors also had a negative impact on performance.

  Individual stocks that detracted from performance during the period included airlines AMR Corp. and Continental Airlines, Inc., specialty retailers American Eagle Outfitters, Inc. and Harley-Davidson, Inc., and cable television provider DIRECTV Group, Inc.

  Successful stock selection within the energy and consumer discretionary sectors contributed positively to returns, led by shares of oil refiners Tesoro Corp. and Frontier Oil Corp. and adult education school ITT Educational Service, Inc. In energy, we prefer the integrated firms and refiners over the exploration and production companies. Within the health care sector, stock selection contributed positively to performance, as our holdings within the provider & services industry, along with pharmaceutical giant Schering-Plough Corp., posted strong gains.

--------------------------------------------------------------------------------

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  Overall, we continued our efforts to identify companies with favorable growth characteristics and earnings developments, selling at attractive relative valuations. As a result of our bottom-up stock-selection process, we increased the Fund's positions in the health care and energy sectors and reduced exposure to the industrials, consumer discretionary and financials sectors. In information technology, we added to some positions on weakness, and at the same time increased the quality of our technology holdings. We have increased the average size of our technology positions, especially among those with global exposure where we believe there is significant upside potential.

  Recent efforts have been focused on creating a two-pronged portfolio: one prong invested in cyclical stocks with a global emphasis, and the other in higher-quality companies with predictable earnings. We believe this is a prudent approach for navigating the current investment climate.

  The largest purchases during the period, based on capital expended, included UnitedHealth Group, Inc., Dell, Inc., Eli Lilly & Co., EMC Corp. and Honeywell International Inc. The largest sales, based on capital raised, included Johnson & Johnson, Cummins, Inc., Automatic Data Processing, Inc., Cardinal Health Inc. and Motorola, Inc.. These transactions reflect our ongoing refinement of the portfolio, as we continue to look for stocks that best meet our investment criteria while pruning those that have deteriorated versus our original assessment.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  Relative to its benchmark, the Fund's largest overweights at period-end were in information technology, health care and materials, and the largest underweights were in consumer staples, industrials, consumer discretionary and utilities.

  Based on the equity market run-up seen since the February correction, there has been some concern that equities may be overbought, potentially setting the stage for some near-term consolidation. We acknowledge that the markets do face headwinds in the form of slowing economic growth, worsening corporate earnings growth and a Fed that is not presently accommodative. In our opinion, however, the backdrop for an equity bear market simply does not exist. Monetary policy is by no means overly tight, inflation (while higher than the Fed would like) is still low and seems to be easing, and earnings growth is slowing, not collapsing. From our perspective, the tailwinds of good valuations, strong global economic growth, ongoing corporate M&A activity and the relative attractiveness of stocks compared to other investments (chiefly bonds) should help the bull market to continue.

  In summary, we believe that a soft landing is achievable in the United States. While the equity market may struggle if credit problems worsen, we do not believe a bear market is a likely outcome. Over the years, our investment process--which combines the art of fundamental research with the science of quantitative analysis, subject to specific risk management parameters--has delivered strong, consistent long-term results for shareholders. Given our outlook for the remainder of the year, we remain confident that our disciplined investment process and two-pronged portfolio positioning will serve shareholders well in the second half of 2007.

Robert C. Doll, Jr.
Portfolio Manager

July 13, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                 BLACKROCK LARGE CAP GROWTH
                                                                V.I. FUND+--CLASS I SHARES*        RUSSELL 1000 GROWTH INDEX++
                                                                ---------------------------        ---------------------------
4/30/99**                                                                  10000                              10000
6/99                                                                       10530                              10372
6/00                                                                       11622                              13033
6/01                                                                        9790                               8319
6/02                                                                        8063                               6115
6/03                                                                        7920                               6295
6/04                                                                        9688                               7420
6/05                                                                       10386                               7545
6/06                                                                       11215                               8007
6/07                                                                       12976                               9531

[LINE GRAPH]

                                                                 BLACKROCK LARGE CAP GROWTH
                                                                V.I. FUND+--CLASS II SHARES*       RUSSELL 1000 GROWTH INDEX++
                                                                ----------------------------       ---------------------------
9/30/04**                                                                  10000                              10000
6/05                                                                       11497                              10729
6/06                                                                       12437                              11385
6/07                                                                       14386                              13553

[LINE GRAPH]

                                                                 BLACKROCK LARGE CAP GROWTH
                                                               V.I. FUND+--CLASS III SHARES*       RUSSELL 1000 GROWTH INDEX++
                                                               -----------------------------       ---------------------------
5/19/04**                                                                  10000                              10000
6/04                                                                       10617                              10437
6/05                                                                       11359                              10612
6/06                                                                       12236                              11261
6/07                                                                       14118                              13406

* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective November 24, 2003, the Fund's Class A Shares were redesignated Class I Shares.
** Commencement of operations.
+ The Fund invests in a diversified portfolio of equity securities of large cap companies located in the United States that Fund management believes are undervalued or have good prospects for earnings growth.
++ This unmanaged broad-based Index is a subset of the Russell 3000 Index consisting of those 1000 companies with higher price-to-book ratios and higher forecasted growth values.

   Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Average Annual Total Return--Class I Shares*+
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/07                                           +15.70%
--------------------------------------------------------------------------
Five Years Ended 6/30/07                                         + 9.98
--------------------------------------------------------------------------
Inception (4/30/99) through 6/30/07                              + 3.24
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Average Annual Total Return--Class II Shares*+
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/07                                           +15.67%
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/07                              +14.15
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Average Annual Total Return--Class III Shares*+
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/07                                           +15.38%
--------------------------------------------------------------------------
Inception (5/19/04) through 6/30/07                              +11.71
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2007                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +7.23%         +15.70%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +7.22          +15.67
-----------------------------------------------------------------------------------------
Class III Shares*                                                +7.07          +15.38
-----------------------------------------------------------------------------------------
Russell 1000(R) Growth Index**                                   +8.13          +19.04
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

+ The Fund's Manager waived a portion of its fee. Without such waiver, the Fund's performance would have been lower.

** This unmanaged broad-based Index is a subset of the Russell 3000 Index consisting of those 1000 companies with higher price-to-book ratios and higher forecasted growth values.

    Past results shown should not be considered a representation of future performance.

    Russell 1000 is a registered trademark of the Frank Russell Company.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2007 and held through June 30, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                   EXPENSES PAID
                                                             BEGINNING            ENDING         DURING THE PERIOD*
                                                           ACCOUNT VALUE       ACCOUNT VALUE     JANUARY 1, 2007 TO
                                                          JANUARY 1, 2007      JUNE 30, 2007       JUNE 30, 2007
-------------------------------------------------------------------------------------------------------------------
ACTUAL
-------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000            $1,072.30             $3.82
-------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000            $1,072.20             $4.60
-------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000            $1,070.70             $5.11
-------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
-------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000            $1,021.21             $3.73
-------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000            $1,020.46             $4.48
-------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000            $1,019.96             $4.99
-------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.74% for Class I, .89% for Class II and .99% for Class
   III), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Portfolio Information as of June 30, 2007
--------------------------------------------------------------------------------

                                                                   PERCENT OF
SECTOR REPRESENTATION                                         LONG-TERM INVESTMENTS
-----------------------------------------------------------------------------------
Information Technology......................................          34.6%
Health Care.................................................          20.1
Consumer Discretionary......................................          12.0
Energy......................................................           8.1
Industrials.................................................           8.0
Financials..................................................           6.9
Materials...................................................           6.2
Consumer Staples............................................           4.1
-----------------------------------------------------------------------------------

For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Schedule of Investments as of June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

                                           SHARES
INDUSTRY                                    HELD                         COMMON STOCKS                     VALUE
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--3.4%                     59,000      Honeywell International, Inc. ..............  $  3,320,520
                                              34,000      Lockheed Martin Corp. ......................     3,200,420
                                              13,000      Northrop Grumman Corp. .....................     1,012,310
                                                                                                        ------------
                                                                                                           7,533,250
--------------------------------------------------------------------------------------------------------------------
AIRLINES--2.1%                                91,000      AMR Corp.(a)................................     2,397,850
                                              68,000      Continental Airlines, Inc. Class B(a).......     2,303,160
                                                                                                        ------------
                                                                                                           4,701,010
--------------------------------------------------------------------------------------------------------------------
AUTOMOBILES--1.1%                             39,000      Harley-Davidson, Inc. ......................     2,324,790
--------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--3.6%                         15,000      Goldman Sachs Group, Inc. ..................     3,251,250
                                              31,000      Lehman Brothers Holdings, Inc. .............     2,310,120
                                              28,000      Morgan Stanley..............................     2,348,640
                                                                                                        ------------
                                                                                                           7,910,010
--------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.1%                               47,000      E.I. du Pont de Nemours & Co. ..............     2,389,480
--------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--3.3%               257,000      Cisco Systems, Inc.(a)......................     7,157,450
--------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--10.7%               150,000      Dell, Inc.(a)...............................     4,282,500
                                             191,000      EMC Corp.(a)................................     3,457,100
                                             126,000      Hewlett-Packard Co. ........................     5,622,120
                                              55,000      International Business Machines Corp. ......     5,788,750
                                              39,000      Lexmark International, Inc. Class A(a)......     1,923,090
                                              45,000      NCR Corp.(a)................................     2,364,300
                                                                                                        ------------
                                                                                                          23,437,860
--------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--0.4%              32,000      Quanta Services, Inc.(a)....................       981,440
--------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING--3.1%                  45,000      Ball Corp. .................................     2,392,650
                                              48,000      Crown Holdings, Inc.(a).....................     1,198,560
                                              45,000      Packaging Corp. of America..................     1,138,950
                                              65,000      Pactiv Corp.(a).............................     2,072,850
                                                                                                        ------------
                                                                                                           6,803,010
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES--1.1%           21,000      ITT Educational Services, Inc.(a)...........     2,464,980
--------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &
INSTRUMENTS--2.1%                             69,000      Agilent Technologies, Inc.(a)(d)............     2,652,360
                                             128,000      Vishay Intertechnology, Inc.(a).............     2,024,960
                                                                                                        ------------
                                                                                                           4,677,320
--------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.3%             11,000      ENSCO International, Inc. ..................       671,110
--------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.0%                76,000      The Kroger Co. .............................     2,137,880
--------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--1.1%                           53,000      H.J. Heinz Co. .............................     2,515,910
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.3%        33,000      Zimmer Holdings, Inc.(a)....................     2,801,370
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--12.3%       51,000      Aetna, Inc. ................................     2,519,400
                                              45,000      AmerisourceBergen Corp. ....................     2,226,150
                                              42,000      Coventry Health Care, Inc.(a)...............     2,421,300
                                              54,000      Express Scripts, Inc.(a)....................     2,700,540
                                              38,000      Humana, Inc.(a).............................     2,314,580
                                              29,000      Laboratory Corp. of America Holdings(a).....     2,269,540
                                              41,000      McKesson Corp. .............................     2,445,240
                                              37,000      Medco Health Solutions, Inc.(a).............     2,885,630
                                              83,000      UnitedHealth Group, Inc. ...................     4,244,620
                                              37,000      WellPoint, Inc.(a)..........................     2,953,710
                                                                                                        ------------
                                                                                                          26,980,710
--------------------------------------------------------------------------------------------------------------------
IT SERVICES--1.1%                             87,000      Electronic Data Systems Corp. ..............     2,412,510
--------------------------------------------------------------------------------------------------------------------
INSURANCE--2.3%                               36,000      American International Group, Inc. .........     2,521,080
                                              25,000      Prudential Financial, Inc. .................     2,430,750
                                                                                                        ------------
                                                                                                           4,951,830
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)
--------------------------------------------------------------------------------

                                           SHARES
INDUSTRY                                    HELD                         COMMON STOCKS                     VALUE
--------------------------------------------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES--1.1%          40,000      Waters Corp.(a).............................  $  2,374,400
--------------------------------------------------------------------------------------------------------------------
MACHINERY--2.1%                               28,000      Manitowoc Co. ..............................     2,250,640
                                              28,000      Terex Corp.(a)..............................     2,276,400
                                                                                                        ------------
                                                                                                           4,527,040
--------------------------------------------------------------------------------------------------------------------
MEDIA--3.0%                                  114,000      The DIRECTV Group, Inc.(a)..................     2,634,540
                                              13,000      The McGraw-Hill Cos., Inc. .................       885,040
                                              91,000      Walt Disney Co. ............................     3,106,740
                                                                                                        ------------
                                                                                                           6,626,320
--------------------------------------------------------------------------------------------------------------------
METALS & MINING--2.0%                         33,000      Nucor Corp. ................................     1,935,450
                                              27,000      Southern Copper Corp.(d)....................     2,545,020
                                                                                                        ------------
                                                                                                           4,480,470
--------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL--3.6%                        34,000      JC Penney Co., Inc. ........................     2,460,920
                                              41,000      Kohl's Corp.(a).............................     2,912,230
                                              50,000      Nordstrom, Inc. ............................     2,556,000
                                                                                                        ------------
                                                                                                           7,929,150
--------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--7.8%             60,000      Exxon Mobil Corp. ..........................     5,032,800
                                              50,000      Frontier Oil Corp. .........................     2,188,500
                                              30,000      Holly Corp. ................................     2,225,700
                                              30,000      Sunoco, Inc. ...............................     2,390,400
                                              40,000      Tesoro Corp. ...............................     2,286,000
                                              41,000      Valero Energy Corp. ........................     3,028,260
                                                                                                        ------------
                                                                                                          17,151,660
--------------------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS--1.0%                       49,000      The Estee Lauder Cos., Inc. Class A.........     2,229,990
--------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--5.6%                         54,000      Eli Lilly & Co. ............................     3,017,520
                                              54,000      Merck & Co., Inc. ..........................     2,689,200
                                              67,000      Pfizer, Inc. ...............................     1,713,190
                                             118,000      Schering-Plough Corp. ......................     3,591,920
                                              33,000      Sepracor, Inc.(a)...........................     1,353,660
                                                                                                        ------------
                                                                                                          12,365,490
--------------------------------------------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT &
DEVELOPMENT--1.1%                             64,000      CB Richard Ellis Group, Inc.(a).............     2,336,000
--------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT--6.9%                              107,000      Altera Corp.(d).............................     2,367,910
                                              66,000      Analog Devices, Inc. .......................     2,484,240
                                             155,000      Applied Materials, Inc.(d)..................     3,079,850
                                             156,000      Integrated Device Technology, Inc.(a).......     2,382,120
                                              47,000      KLA-Tencor Corp. ...........................     2,582,650
                                               2,000      Novellus Systems, Inc.(a)...................        56,740
                                             127,000      Teradyne, Inc.(a)...........................     2,232,660
                                                                                                        ------------
                                                                                                          15,186,170
--------------------------------------------------------------------------------------------------------------------
SOFTWARE--10.7%                               85,000      CA, Inc. ...................................     2,195,550
                                              29,000      Cadence Design Systems, Inc.(a).............       636,840
                                             201,000      Compuware Corp.(a)..........................     2,383,860
                                              71,000      McAfee, Inc.(a)(d)..........................     2,499,200
                                             311,000      Microsoft Corp. ............................     9,165,170
                                             225,000      Oracle Corp.(a)(d)..........................     4,434,750
                                              88,000      Synopsys, Inc.(a)...........................     2,325,840
                                                                                                        ------------
                                                                                                          23,641,210
--------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--2.1%                        75,000      American Eagle Outfitters, Inc. ............     1,924,500
                                              19,000      AutoZone, Inc.(a)...........................     2,595,780
                                                                                                        ------------
                                                                                                           4,520,280
--------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--1.2%        57,000      Coach, Inc.(a)..............................     2,701,230
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Schedule of Investments as of June 30, 2007 (concluded)
--------------------------------------------------------------------------------

                                           SHARES
INDUSTRY                                    HELD                         COMMON STOCKS                     VALUE
--------------------------------------------------------------------------------------------------------------------
TOBACCO--0.9%                                 38,000      UST, Inc.(d)................................  $  2,040,980
--------------------------------------------------------------------------------------------------------------------
                                                          TOTAL COMMON STOCKS
                                                          (COST--$189,365,677)--100.5%................   220,962,310
--------------------------------------------------------------------------------------------------------------------
                                         BENEFICIAL
                                          INTEREST                   SHORT-TERM SECURITIES
--------------------------------------------------------------------------------------------------------------------
                                         $    20,151      BlackRock Liquidity Series, LLC Cash Sweep
                                                            Series, 5.33%(b)(e).......................        20,151
                                          14,587,650      BlackRock Liquidity Series, LLC Cash Money
                                                            Market, 5.33%(b)(c)(e)....................    14,587,650
--------------------------------------------------------------------------------------------------------------------
                                                          TOTAL SHORT-TERM SECURITIES
                                                          (COST--$14,607,801)--6.6%...................    14,607,801
--------------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS
                                                          (COST--$203,973,478*)--107.1%...............   235,570,111
                                                          LIABILITIES IN EXCESS OF OTHER
                                                          ASSETS--(7.1%)..............................   (15,670,307)
                                                                                                        ------------
                                                          NET ASSETS--100.0%..........................  $219,899,804
                                                                                                        ============
--------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2007, as computed for federal income tax purposes, are as follows:

Aggregate cost..............................................   $204,187,806
                                                               ============
Gross unrealized appreciation...............................   $ 34,566,814
Gross unrealized depreciation...............................     (3,184,509)
                                                               ------------
Net unrealized appreciation.................................   $ 31,382,305
                                                               ============

(a)  Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

------------------------------------------------------------------------------------
                                                                  NET       INTEREST
AFFILIATE                                                       ACTIVITY     INCOME
------------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC Cash Sweep Series...........   $   20,151   $10,677
BlackRock Liquidity Series, LLC Money Market Series.........   $3,037,100   $21,117
------------------------------------------------------------------------------------

(c)  Security was purchased with the cash proceeds from securities loans.

(d)  Security, or a portion of security, is on loan.

(e)  Represents the current yield as of June 30, 2007.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Statement of Assets and Liabilities as of June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $14,160,034) (identified
  cost--$189,365,677).......................................                  $220,962,310
Investments in affiliated securities, at value (identified
  cost--$14,670,801)........................................                    14,607,801
Receivables:
  Dividends.................................................  $    108,240
  Capital shares sold.......................................        19,075
  Securities lending........................................         8,799         136,114
                                                              ------------
Prepaid expenses and other assets...........................                         1,984
                                                                              ------------
  Total assets..............................................                   235,708,209
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                    14,587,650
Payables:
  Capital shares redeemed...................................     1,061,221
  Investment adviser........................................       116,005
  Other affiliates..........................................         2,246
  Distributor...............................................           655       1,180,127
                                                              ------------
Accrued expenses............................................                        40,628
                                                                              ------------
Total liabilities...........................................                    15,808,405
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $219,899,804
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                  $  1,716,459
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                            11
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                        27,133
Paid-in capital in excess of par............................                   227,765,768
Undistributed investment income--net........................  $    511,825
Accumulated realized capital losses--net....................   (41,718,025)
Unrealized appreciation--net................................    31,596,633
                                                              ------------
Total accumulated losses--net...............................                    (9,609,567)
                                                                              ------------
NET ASSETS..................................................                  $219,899,804
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $216,487,695 and 17,164,588
  shares outstanding........................................                  $      12.61
                                                                              ============
Class II--Based on net assets of $1,439 and 113.9 shares
  outstanding...............................................                  $      12.63
                                                                              ============
Class III--Based on net assets of $3,410,670 and 271,331
  shares outstanding........................................                  $      12.57
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................              $ 1,308,844
Securities lending--net.....................................                   21,117
Interest from affiliates....................................                   10,677
                                                                          -----------
Total income................................................                1,340,638
                                                                          -----------
--------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $722,925
Accounting services.........................................    38,475
Printing and shareholder reports............................    16,635
Custodian fees..............................................    16,193
Professional fees...........................................    15,537
Directors' fees and expenses................................     5,984
Distribution fees--Class III................................     3,795
Transfer agent fees--Class I................................     2,269
Pricing services............................................       517
Transfer agent fees--Class III..............................        31
Distribution fees--Class II.................................         1
Other.......................................................     6,451
                                                              --------
Total expenses..............................................                  828,813
                                                                          -----------
Investment income--net......................................                  511,825
                                                                          -----------
--------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN--NET:
Realized gain on investments--net...........................               12,021,909
Change in unrealized appreciation on investments--net.......                3,096,590
                                                                          -----------
Total realized and unrealized gain--net.....................               15,118,499
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........              $15,630,324
                                                                          ===========
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               FOR THE SIX
                                                              MONTHS ENDED         FOR THE
                                                              JUNE 30, 2007      YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                             (UNAUDITED)    DECEMBER 31, 2006
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $    511,825      $    608,966
Realized gain--net..........................................    12,021,909        14,819,478
Change in unrealized appreciation--net......................     3,096,590        (1,871,581)
                                                              ------------      ------------
Net increase in net assets resulting from operations........    15,630,324        13,556,863
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................            --          (608,359)
  Class II..................................................            --                (4)
  Class III.................................................            --            (1,647)
                                                              ------------      ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................            --          (610,010)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (14,648,893)         (823,177)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................       981,431        12,123,676
Beginning of period.........................................   218,918,373       206,794,697
                                                              ------------      ------------
End of period*..............................................  $219,899,804      $218,918,373
                                                              ============      ============
-----------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $    511,825                --
                                                              ============      ============
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                               CLASS I
                                                 --------------------------------------------------------------------
                                                  FOR THE SIX
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE     MONTHS ENDED              FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN        JUNE 30, 2007   ----------------------------------------------------
THE FINANCIAL STATEMENTS.                         (UNAUDITED)      2006       2005       2004       2003       2002
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........    $  11.76      $  11.00   $   9.96   $   9.26   $   6.91   $   9.02
                                                   --------      --------   --------   --------   --------   --------
Investment income (loss)--net*.................         .03           .03        .02        .02       (.03)      (.04)
Realized and unrealized gain (loss)--net.......         .82           .76       1.04        .70       2.38      (2.07)
                                                   --------      --------   --------   --------   --------   --------
Total from investment operations...............         .85           .79       1.06        .72       2.35      (2.11)
                                                   --------      --------   --------   --------   --------   --------
Less dividends from investment income--net.....          --          (.03)      (.02)      (.02)        --         --
                                                   --------      --------   --------   --------   --------   --------
Net asset value, end of period.................    $  12.61      $  11.76   $  11.00   $   9.96   $   9.26   $   6.91
                                                   ========      ========   ========   ========   ========   ========
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.............       7.23%+        7.21%     10.64%      7.80%     34.01%    (23.39%)
                                                   ========      ========   ========   ========   ========   ========
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net waiver and/or reimbursement and
  excluding reorganization fees................        .74%***       .76%       .60%       .79%      1.02%      1.18%
                                                   ========      ========   ========   ========   ========   ========
Expenses, net of waiver and/or reimbursement...        .74%***       .76%       .60%       .79%      1.03%      1.18%
                                                   ========      ========   ========   ========   ========   ========
Expenses.......................................        .74%***       .76%       .77%       .79%      1.03%      1.18%
                                                   ========      ========   ========   ========   ========   ========
Investment income (loss)--net..................        .46%***       .30%       .20%       .23%      (.39%)     (.55%)
                                                   ========      ========   ========   ========   ========   ========
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).......    $216,488      $215,808   $205,406   $181,406   $ 86,697   $ 45,100
                                                   ========      ========   ========   ========   ========   ========
Portfolio turnover.............................         40%          116%       105%       155%       141%       134%
                                                   ========      ========   ========   ========   ========   ========
---------------------------------------------------------------------------------------------------------------------

*   Based on average shares outstanding.

**  Total investment returns exclude insurance-related fees and expenses.

*** Annualized.

+   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                  CLASS II
                                                          --------------------------------------------------------
                                                                            FOR THE YEAR
                                                           FOR THE SIX          ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE              MONTHS ENDED      DECEMBER 31,         FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN                 JUNE 30, 2007   -----------------   SEPTEMBER 30, 2004@
THE FINANCIAL STATEMENTS.                                  (UNAUDITED)     2006      2005     TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....................     $11.78       $11.02    $  9.96         $  8.84
                                                             ------       ------    -------         -------
Investment income--net*.................................        .02          .04        .03             .03
Realized and unrealized gain--net.......................        .83          .75       1.05            1.11
                                                             ------       ------    -------         -------
Total from investment operations........................        .85          .79       1.08            1.14
                                                             ------       ------    -------         -------
Less dividends from investment income--net..............         --         (.03)      (.02)           (.02)
                                                             ------       ------    -------         -------
Net asset value, end of period..........................     $12.63       $11.78    $ 11.02         $  9.96
                                                             ======       ======    =======         =======
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share......................      7.22%+       7.20%     10.84%          12.92%+
                                                             ======       ======    =======         =======
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver.................................       .89%***      .81%       .60%            .79%***
                                                             ======       ======    =======         =======
Expenses................................................       .89%***      .81%       .77%            .79%***
                                                             ======       ======    =======         =======
Investment income--net..................................       .31%***      .36%       .29%           1.04%***
                                                             ======       ======    =======         =======
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)................     $    1       $    1    $     1         $     1
                                                             ======       ======    =======         =======
Portfolio turnover......................................        40%         116%       105%            155%
                                                             ======       ======    =======         =======
------------------------------------------------------------------------------------------------------------------

*  Based on average shares outstanding.

**  Total investment returns exclude insurance-related fees and expenses.

*** Annualized.

+   Aggregate total investment return.

@   Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                                 CLASS III
                                                          --------------------------------------------------------
                                                                            FOR THE YEAR
                                                           FOR THE SIX          ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE              MONTHS ENDED      DECEMBER 31,         FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN                 JUNE 30, 2007   -----------------    MAY 19, 2004@ TO
THE FINANCIAL STATEMENTS.                                  (UNAUDITED)     2006      2005      DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....................     $11.74       $10.99    $  9.95         $  8.92
                                                             ------       ------    -------         -------
Investment income (loss)--net*..........................        .01           --+++      --++           .02
Realized and unrealized gain--net.......................        .82          .76       1.04            1.02
                                                             ------       ------    -------         -------
Total from investment operations........................        .83          .76       1.04            1.04
                                                             ------       ------    -------         -------
Less dividends from investment income--net..............         --         (.01)        --++          (.01)
                                                             ------       ------    -------         -------
Net asset value, end of period..........................     $12.57       $11.74    $ 10.99         $  9.95
                                                             ======       ======    =======         =======
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share......................      7.07%+       6.88%     10.47%          11.68%+
                                                             ======       ======    =======         =======
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver.................................       .99%***     1.01%       .84%           1.05%***
                                                             ======       ======    =======         =======
Expenses................................................       .99%***     1.01%      1.02%           1.05%***
                                                             ======       ======    =======         =======
Investment income (loss)--net...........................       .18%***      .02%      (.01%)           .28%***
                                                             ======       ======    =======         =======
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)................     $3,411       $3,109    $ 1,387         $   431
                                                             ======       ======    =======         =======
Portfolio turnover......................................        40%         116%       105%            155%
                                                             ======       ======    =======         =======
------------------------------------------------------------------------------------------------------------------

*   Based on average shares outstanding.

**  Total investment returns exclude insurance-related fees and expenses.

*** Annualized.

+   Aggregate total investment return.

++  Amount is less than $(.01) per share.

+++ Amount is less than $.01 per share.

@   Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock Large Cap Growth V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company

--------------------------------------------------------------------------------

announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Company's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be

--------------------------------------------------------------------------------

maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (h) Recent accounting pronouncements--Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. and various state tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's tax returns remains open for the years ended December 31, 2003 through December 31, 2006.

  In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

  In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with the Manager. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average daily value of the Fund's net assets. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays BIM for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1

--------------------------------------------------------------------------------

under the Investment Company Act of 1940, the Fund pays the Distributor ongoing distribution fees each month at an annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. As of June 30, 2007, the Fund lent securities with a value of $5,839,989 to MLPF&S or its affiliates. Pursuant to that order, the Company also has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the six months ended June 30, 2007, BIM received $6,476 in securities lending agent fees from the Fund.

  For the six months ended June 30, 2007, the Fund reimbursed the Manager $1,928 for certain accounting services.

  PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2007 were $88,237,632 and $101,416,442, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions were $14,648,893 and $823,177 for the six months ended June 30, 2007 and the year ended December 31, 2006, respectively.

  Transactions in capital shares for each class were as follows:

------------------------------------------------------------------
Class I Shares for Six Months Ended
June 30, 2007                            Shares      Dollar Amount
------------------------------------------------------------------
Shares sold..........................     331,592    $  4,079,116
Shares redeemed......................  (1,517,717)    (18,819,075)
                                       ----------    ------------
Net decrease.........................  (1,186,125)   $(14,739,959)
                                       ==========    ============
------------------------------------------------------------------

------------------------------------------------------------------
Class I Shares for the Year Ended
December 31, 2006                        Shares      Dollar Amount
------------------------------------------------------------------
Shares sold..........................   2,748,794    $ 31,787,071
Shares issued to shareholders in
 reinvestment of dividends...........      51,731         608,359
                                       ----------    ------------
Total issued.........................   2,800,525      32,395,430
Shares redeemed......................  (3,115,106)    (34,936,204)
                                       ----------    ------------
Net decrease.........................    (314,581)   $ (2,540,774)
                                       ==========    ============
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Six Months Ended                    Dollar
June 30, 2007                                     Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................   --        --
                                                    --        --
Net increase....................................   --        --
                                                    ==        ==
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2006                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................  --*         $4
                                                    --        --
Net increase....................................  --*         $4
                                                    ==        ==
------------------------------------------------------------------

* Amount is less than 1 share.

------------------------------------------------------------------
Class III Shares for the Six Months Ended                Dollar
June 30, 2007                               Shares       Amount
------------------------------------------------------------------
Shares sold.............................    106,775    $ 1,305,459
Shares redeemed.........................   (100,390)    (1,214,393)
                                           --------    -----------
Net increase............................      6,385    $    91,066
                                           ========    ===========
------------------------------------------------------------------

-----------------------------------------------------------------
Class III Shares for the Year Ended                     Dollar
December 31, 2006                          Shares       Amount
-----------------------------------------------------------------
Shares sold.............................   505,587    $ 5,575,868
Shares issued to shareholders in
 reinvestment of dividends..............       140          1,647
                                          --------    -----------
Total issued............................   505,727      5,577,515
Shares redeemed.........................  (367,019)    (3,859,922)
                                          --------    -----------
Net increase............................   138,708    $ 1,717,593
                                          ========    ===========
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders, which expires November 2007. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2007.

--------------------------------------------------------------------------------

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2006, the Fund had a net capital loss carry forward of $53,525,606, of which $33,269,220 expires in 2008, $19,237,460 expires in 2009 and $1,018,926 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------

       BLACKROCK LARGE CAP VALUE V.I. FUND
       -------------------------------------------------------------------------

                                                  Semi-Annual Report (Unaudited)
                                                                   June 30, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  The Fund weathered a volatile market environment to post strong absolute and relative returns for the semi-annual reporting period.

HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2007, BlackRock Large Cap Value V.I. Fund's Class I Shares had a total return of +9.28%, exceeding the +6.23% return of the benchmark Russell 1000 Value Index. Fund results also outpaced the +6.98% average return of the Lipper Multi-Cap Value Funds (Variable Products) category for the same period. (Funds in this Lipper category invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Value funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the Standard & Poor's SuperComposite 1500 Index.)

  The Fund invests primarily in a diversified portfolio of large cap companies selected from securities found in the Russell 1000 Value Index. As such, the Fund was influenced by the same economic and market events that affected the broader stock market during the past six months.

  Economic conditions changed over the course of the period, ending on a more positive note. Markets began 2007 in a rally that was halted in late February, sending the Dow Jones Industrial Average--the index of 30 U.S. stocks listed on the New York Stock Exchange--more than 416 points lower. This represented the largest one-week decline in U.S. equity markets since September 2001. The sell-off came on the heels of a substantial market correction in Asia, particularly in China.

  The markets rebounded shortly after, but remained volatile amid an increase in subprime mortgage delinquencies and the high-profile bankruptcy of a leading subprime mortgage company. However, there was ongoing investor debate as to whether the subprime meltdown would spread through other parts of the economy. First-quarter 2007 gross domestic product came in at 0.7%, the slowest rate of growth in almost five years. Meanwhile, first-quarter corporate earnings growth in the United States fell below the 10% mark for the first time in several years, but continued to exhibit resilience. In the second quarter of 2007, U.S. stock indexes rebounded, posting impressive gains and setting records along the way as corporate earnings outperformed investor expectations. The advance slowed toward the end of the period, but equities finished firmly in positive territory.

  Ample inventories from non-OPEC countries and unseasonably warm weather helped stabilize crude oil prices during the winter, but the onset of the summer driving season pushed prices above $71 per barrel. The Federal Reserve Board (the Fed) kept monetary policy at a pause, leaving its target interest rate steady at 5.25%. The slowdown in the U.S. housing market remained a concern for investors, although consumer spending continued to fuel the economy.

WHAT FACTORS MOST INFLUENCED FUND PERFORMANCE?

  Several factors contributed to the Fund's outperformance of its benchmark. We significantly underweighted the financials sector, particularly commercial banks, which lagged during the period. Performance was helped by good stock selection among capital markets players. We believe that the global mergers-and-acquisitions (M&A) boom will continue, and that those companies with a global presence will do well. Stock selection within the energy and consumer discretionary sectors further enhanced performance, led by shares of Goodyear Tire & Rubber Co., oil refiners Tesoro Corp. and Marathon Oil Corp., and oil-rig service provider Tidewater Inc. In energy, we prefer the integrated firms and refiners over the exploration and production companies. Stock selection and an overweight position in materials (particularly the metals and mining industry) and industrials (particularly machinery and the aerospace industry) contributed positively to the Fund's results, with United States Steel Corp., Lyondell Chemical Co., engine manufacturer Cummins, Inc. and equipment manufacturer SPX Corp. performing particularly well. Finally, the Fund's allocation within the information technology sector, particularly our overweighting of software and semiconductors, positively impacted returns, as did the individual performance generated by Compuware Corp.

  Detracting from the Fund's relative results was stock selection in the consumer staples sector, particularly our positions in Kraft Foods Inc. and ConAgra Foods, Inc. While overweighting the health care sector was the right alloca-

--------------------------------------------------------------------------------

tion decision, the benefit from this overweight was negated by poor stock selection within the sector. Underweighting the utilities and telecommunication services sectors also detracted from performance. Individual stocks from other sectors that had a negative impact on performance for the period included server computing vendor Sun Microsystems Inc., telecommunications giant AT&T Inc., brokerage firm The Bear Stearns Cos. Inc., airline AMR Corp., retailer JC Penney Co., Inc. and oil refiners Occidental Petroleum Corp. and Devon Energy Corp.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  Overall, we continued our efforts to identify companies with favorable growth characteristics and earnings developments, selling at attractive relative valuations. As a result of our bottom-up stock-selection process, we increased the Fund's positions in the telecommunication services and consumer staples sectors, and modestly reduced exposure to the financials, consumer discretionary, health care, information technology, materials and industrials sectors. Recent efforts have been focused on creating a two-pronged portfolio: one prong invested in cyclical stocks with a global emphasis, and the other in higher-quality companies with predictable earnings. We believe this is a prudent approach for navigating the current investment climate.

  The largest purchases during the period, based on capital expended, included American International Group, Inc., General Electric Co., Valero Energy Corp., AT&T Inc. and Sun Microsystems Inc. The largest sales, based on capital raised, included Exxon Mobil, Lyondell Chemical, Occidental Petroleum Corp., General Motors Corp. and Cummins. These transactions reflect our ongoing refinement of the portfolio, as we continue to look for stocks that best meet our investment criteria while pruning those that have deteriorated versus our original assessment.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  Relative to its benchmark, the Fund's largest overweights at period-end were in information technology, health care, energy, materials and industrials, and the largest underweights were in financials, utilities, consumer discretionary, telecommunication services and consumer staples.

  Based on the equity market run-up seen since the February correction, there has been some concern that equities may be overbought, potentially setting the stage for some near-term consolidation. We acknowledge that the markets do face headwinds in the form of slowing economic growth, worsening corporate earnings growth and a Fed that is not presently accommodative. In our opinion, however, the backdrop for an equity bear market simply does not exist. Monetary policy is by no means overly tight, inflation (while higher than the Fed would like) is still low and seems to be easing, and earnings growth is slowing, not collapsing. From our perspective, the tailwinds of good valuations, strong global economic growth, ongoing corporate M&A activity and the relative attractiveness of stocks compared to other investments (chiefly bonds) should help the bull market to continue.

  In summary, we believe that a soft landing is achievable in the United States. While the equity market may struggle if credit problems worsen, we do not believe a bear market is a likely outcome. Over the years, our investment process--which combines the art of fundamental research with the science of quantitative analysis, subject to specific risk-management parameters--has delivered strong, consistent long-term results for shareholders. Given our outlook for the remainder of the year, we are confident that our disciplined investment process and two-pronged portfolio positioning will serve shareholders well in the second half of 2007.

Robert C. Doll, Jr.
Portfolio Manager

July 13, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                               BLACKROCK LARGE CAP VALUE V.I.
                                                                   FUND+--CLASS I SHARES*           RUSSELL 1000 VALUE INDEX++
                                                               ------------------------------       --------------------------
4/23/01**                                                                  10000                              10000
6/01                                                                       10460                              10225
6/02                                                                       10570                               9309
6/03                                                                       10059                               9214
6/04                                                                       12949                              11162
6/05                                                                       15539                              12731
6/06                                                                       17917                              14271
6/07                                                                       21601                              17391

[LINE GRAPH]

                                               BLACKROCK LARGE CAP           BLACKROCK LARGE CAP
                                            VALUE V.I. FUND+--CLASS II   VALUE V.I. FUND+--CLASS III
                                                     SHARES*                       SHARES*             RUSSELL 1000 VALUE INDEX++
                                            --------------------------   ---------------------------   --------------------------
9/30/04**                                             10000                         10000                        10000
6/05                                                  12085                         12085                        11233
6/06                                                  13933                         13933                        12592
6/07                                                  16756                         16768                        15345

* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

** Commencement of operations.

+ The Fund invests primarily in equity securities of large cap companies that Fund management selects from among those included in the unmanaged Russell 1000 Value Index.

++ This unmanaged broad-based Index is a subset of the Russell 3000 Index consisting of those 1000 securities with lower price-to-book ratios and lower forecasted growth values.

   Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/07                                           +20.56%
--------------------------------------------------------------------------
Five Years Ended 6/30/07                                         +15.37
--------------------------------------------------------------------------
Inception (4/23/01) through 6/30/07                              +13.26
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/07                                           +20.26%
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/07                              +20.67
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/07                                           +20.34%
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/07                              +20.69
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2007                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +9.28%         +20.56%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +9.08          +20.26
-----------------------------------------------------------------------------------------
Class III Shares*                                                +9.22          +20.34
-----------------------------------------------------------------------------------------
Russell 1000(R) Value Index**                                    +6.23          +21.87
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset value for the period shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares. If such fees were included, returns shown would have been lower.

** This unmanaged broad-based Index is a subset of the Russell 3000 Index consisting of those 1000 securities with lower price-to-book ratios and have lower forecasted growth values.

    Past results shown should not be considered a representation of future performance.

    Russell 1000 is a registered trademark of the Frank Russell Company.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2007 and held through June 30, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                                 BEGINNING         ENDING       DURING THE PERIOD*
                                                               ACCOUNT VALUE    ACCOUNT VALUE   JANUARY 1, 2007 TO
                                                              JANUARY 1, 2007   JUNE 30, 2007     JUNE 30, 2007
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,092.80           $4.38
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,090.80           $5.06
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,092.20           $5.69
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,020.71           $4.23
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,020.06           $4.89
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,019.46           $5.49
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.84% for Class I, .97% for Class II and 1.09% for Class
   III), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Portfolio Information as of June 30, 2007
--------------------------------------------------------------------------------

                                                                   PERCENT OF
SECTOR REPRESENTATION                                         LONG-TERM INVESTMENTS
-----------------------------------------------------------------------------------
Financials..................................................          23.9%
Energy......................................................          18.0
Health Care.................................................          12.7
Information Technology......................................          12.5
Industrials.................................................          12.5
Materials & Processing......................................           6.2
Consumer Staples............................................           5.6
Consumer Discretionary......................................           5.1
Telecommunication Services..................................           3.5
-----------------------------------------------------------------------------------

For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Schedule of Investments as of June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

                                             SHARES
INDUSTRY                                       HELD                      COMMON STOCKS                     VALUE
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--5.7%                    47,000      Honeywell International, Inc. ...............  $  2,645,160
                                             27,000      L-3 Communications Holdings, Inc. ...........     2,629,530
                                             24,000      Lockheed Martin Corp. .......................     2,259,120
                                             43,000      Northrop Grumman Corp. ......................     3,348,410
                                             51,000      Raytheon Co. ................................     2,748,390
                                                                                                        ------------
                                                                                                          13,630,610
--------------------------------------------------------------------------------------------------------------------
AIRLINES--1.1%                               97,000      AMR Corp.(a).................................     2,555,950
--------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS--1.0%                        69,000      The Goodyear Tire & Rubber Co.(a)............     2,398,440
--------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--1.2%                          55,000      Biogen Idec, Inc.(a).........................     2,942,500
--------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--6.3%                        19,000      The Bear Stearns Cos., Inc. .................     2,660,000
                                             18,000      The Goldman Sachs Group, Inc. ...............     3,901,500
                                             48,000      Lehman Brothers Holdings, Inc. ..............     3,576,960
                                             59,000      Morgan Stanley...............................     4,948,920
                                                                                                        ------------
                                                                                                          15,087,380
--------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.7%                              81,000      The Dow Chemical Co. ........................     3,581,820
                                              9,000      E.I. du Pont de Nemours & Co. ...............       457,560
                                                                                                        ------------
                                                                                                           4,039,380
--------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--1.0%              133,000      ADC Telecommunications, Inc.(a)..............     2,437,890
--------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--4.5%               134,000      EMC Corp.(a).................................     2,425,400
                                             53,000      Hewlett-Packard Co. .........................     2,364,860
                                             32,000      International Business Machines Corp. .......     3,368,000
                                             48,000      NCR Corp.(a).................................     2,521,920
                                                                                                        ------------
                                                                                                          10,680,180
--------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.9%                 71,000      Sealed Air Corp. ............................     2,202,420
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES--0.0%           3,000      Service Corp. International .................        38,340
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--7.5%         40,000      Bank of America Corp. .......................     1,955,600
                                            162,000      Citigroup, Inc. .............................     8,308,980
                                            155,000      JPMorgan Chase & Co. ........................     7,509,750
                                                                                                        ------------
                                                                                                          17,774,330
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION                68,000      AT&T Inc. ...................................     2,822,000
SERVICES--3.5%
                                             55,000      CenturyTel, Inc.(b)..........................     2,697,750
                                            302,000      Qwest Communications International Inc.(a)...     2,929,400
                                                                                                        ------------
                                                                                                           8,449,150
--------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &                       64,000      Agilent Technologies, Inc.(a)................     2,460,160
INSTRUMENTS--1.0%
--------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--2.0%            38,000      ENSCO International, Inc. ...................     2,318,380
                                             36,000      Tidewater, Inc. .............................     2,551,680
                                                                                                        ------------
                                                                                                           4,870,060
--------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--2.3%               90,000      The Kroger Co. ..............................     2,531,700
                                             87,000      Safeway, Inc. ...............................     2,960,610
                                                                                                        ------------
                                                                                                           5,492,310
--------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--2.7%                          57,000      Campbell Soup Co. ...........................     2,212,170
                                             55,000      H.J. Heinz Co. ..............................     2,610,850
                                             20,000      The J.M. Smucker Co. ........................     1,273,200
                                             16,000      Tyson Foods, Inc. Class A....................       368,640
                                                                                                        ------------
                                                                                                           6,464,860
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)
--------------------------------------------------------------------------------

                                             SHARES
INDUSTRY                                       HELD                      COMMON STOCKS                     VALUE
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--5.5%       51,000      AmerisourceBergen Corp. .....................  $  2,522,970
                                             36,000      Humana, Inc.(a)..............................     2,192,760
                                             45,000      McKesson Corp. ..............................     2,683,800
                                             31,000      Medco Health Solutions, Inc.(a)..............     2,417,690
                                             42,000      WellPoint, Inc.(a)...........................     3,352,860
                                                                                                        ------------
                                                                                                          13,170,080
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.4%                     10,000      Mohawk Industries, Inc.(a)...................     1,007,900
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--0.2%                      8,000      The Procter & Gamble Co. ....................       489,520
--------------------------------------------------------------------------------------------------------------------
IT SERVICES--1.1%                            95,000      Electronic Data Systems Corp. ...............     2,634,350
--------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--2.6%              159,000      General Electric Co. ........................     6,086,520
--------------------------------------------------------------------------------------------------------------------
INSURANCE--10.2%                             31,000      AMBAC Financial Group, Inc. .................     2,702,890
                                             98,000      American International Group, Inc. ..........     6,862,940
                                             57,000      Chubb Corp. .................................     3,085,980
                                             12,000      Loews Corp. .................................       611,760
                                             19,000      MetLife, Inc. ...............................     1,225,120
                                             17,000      Nationwide Financial Services, Inc. Class
                                                           A..........................................     1,074,740
                                             36,000      Prudential Financial, Inc. ..................     3,500,280
                                             68,000      The Travelers Cos., Inc. ....................     3,638,000
                                             48,000      W.R. Berkley Corp. ..........................     1,561,920
                                                                                                        ------------
                                                                                                          24,263,630
--------------------------------------------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES--0.2%          7,000      Charles River Laboratories International,
                                                           Inc.(a)....................................       361,340
--------------------------------------------------------------------------------------------------------------------
MACHINERY--3.1%                              55,000      AGCO Corp.(a)................................     2,387,550
                                              3,000      Cummins, Inc. ...............................       303,630
                                             30,000      SPX Corp. ...................................     2,634,300
                                             27,000      Terex Corp.(a)...............................     2,195,100
                                                                                                        ------------
                                                                                                           7,520,580
--------------------------------------------------------------------------------------------------------------------
MEDIA--1.5%                                 105,000      Walt Disney Co. .............................     3,584,700
--------------------------------------------------------------------------------------------------------------------
METALS & MINING--2.3%                        46,000      Nucor Corp. .................................     2,697,900
                                             25,000      United States Steel Corp. ...................     2,718,750
                                                                                                        ------------
                                                                                                           5,416,650
--------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL--2.2%                       22,000      Dollar Tree Stores, Inc.(a)..................       958,100
                                             29,000      JC Penney Co., Inc. .........................     2,099,020
                                             42,000      Nordstrom, Inc. .............................     2,147,040
                                                                                                        ------------
                                                                                                           5,204,160
--------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--16.0%           96,000      Chevron Corp. ...............................     8,087,040
                                            169,000      Exxon Mobil Corp. ...........................    14,175,720
                                             54,000      Frontier Oil Corp. ..........................     2,363,580
                                             62,000      Marathon Oil Corp. ..........................     3,717,520
                                             43,000      Noble Energy, Inc. ..........................     2,682,770
                                             29,000      Sunoco, Inc. ................................     2,310,720
                                             39,000      Tesoro Corp. ................................     2,228,850
                                             35,000      Valero Energy Corp. .........................     2,585,100
                                                                                                        ------------
                                                                                                          38,151,300
--------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--1.3%                79,000      International Paper Co. .....................     3,084,950
--------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--5.8%                        50,000      Eli Lilly & Co. .............................     2,794,000
                                             61,000      Merck & Co., Inc. ...........................     3,037,800
                                            313,000      Pfizer, Inc. ................................     8,003,410
                                                                                                        ------------
                                                                                                          13,835,210
--------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR               43,000      KLA-Tencor Corp. ............................     2,362,850
EQUIPMENT--2.1%
                                            147,000      Teradyne, Inc.(a)............................     2,584,260
                                                                                                        ------------
                                                                                                           4,947,110
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Schedule of Investments as of June 30, 2007 (concluded)
--------------------------------------------------------------------------------

                                             SHARES
INDUSTRY                                       HELD                      COMMON STOCKS                     VALUE
--------------------------------------------------------------------------------------------------------------------
SOFTWARE--2.9%                               67,000      BMC Software, Inc.(a)........................  $  2,030,100
                                             48,000      Cadence Design Systems, Inc.(a)..............     1,054,080
                                            219,000      Compuware Corp.(a)...........................     2,597,340
                                             79,000      Novell, Inc.(a)..............................       615,410
                                             20,000      Synopsys, Inc.(a)............................       528,600
                                                                                                        ------------
                                                                                                           6,825,530
--------------------------------------------------------------------------------------------------------------------
TOBACCO--0.4%                                16,000      UST, Inc. ...................................       859,360
--------------------------------------------------------------------------------------------------------------------
                                                         TOTAL COMMON STOCKS
                                                         (COST--$185,602,019)--100.2%.................   238,966,850
--------------------------------------------------------------------------------------------------------------------
                                         BENEFICIAL
                                           INTEREST                  SHORT-TERM SECURITIES
--------------------------------------------------------------------------------------------------------------------
                                         $2,525,000      BlackRock Liquidity Series, LLC Money Market
                                                           Series, 5.33% (c)(d)(e)....................     2,525,000
--------------------------------------------------------------------------------------------------------------------
                                                         TOTAL SHORT-TERM SECURITIES
                                                         (COST--$2,525,000)--1.1%.....................     2,525,000
--------------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS
                                                         (COST--$188,127,019*)--101.3%................   241,491,850
                                                         LIABILITIES IN EXCESS OF OTHER
                                                           ASSETS--(1.3%).............................    (3,109,574)
                                                                                                        ------------
                                                         NET ASSETS--100.0%...........................  $238,382,276
                                                                                                        ============
--------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2007, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $188,396,107
                                                               ============
Gross unrealized appreciation...............................   $ 54,054,794
Gross unrealized depreciation...............................       (959,051)
                                                               ------------
Net unrealized appreciation.................................   $ 53,095,743
                                                               ============

(a)  Non-income producing security.

(b)  Security, or a portion of security, is on loan.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------------------------------------
                                                                   NET        INTEREST
AFFILIATE                                                        ACTIVITY      INCOME
--------------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC Cash Sweep Series...........   $  (238,957)    $  992
BlackRock Liquidity Series, LLC Money Market Series.........   $(5,808,355)    $7,389
--------------------------------------------------------------------------------------

(d)  Represents the current yield as of June 30, 2007.

(e)  Security was purchased with the cash proceeds from securities loans.

 - For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Statement of Assets and Liabilities as of June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $2,452,500) (identified
  cost--$185,602,019).......................................                 $238,966,850
Investments in affiliated securities, at value (identified
  cost--$2,525,000).........................................                    2,525,000
Receivables:
  Dividends.................................................  $   200,418
  Capital shares sold.......................................      126,293
  Securities lending........................................        2,243
  Interest from affiliates..................................           27         328,981
                                                              -----------
Prepaid expenses and other assets...........................                        2,870
                                                                             ------------
Total assets................................................                  241,823,701
                                                                             ------------
------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                    2,525,000
Bank overdraft..............................................                      610,351
Payables:
  Investment adviser........................................      145,234
  Capital shares redeemed...................................      119,469
  Other affiliates..........................................        3,419         268,122
                                                              -----------
Accrued expenses and other liabilities......................                       37,952
                                                                             ------------
Total liabilities...........................................                    3,441,425
                                                                             ------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                 $238,382,276
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                 $  1,456,212
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                           16
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                           10
Paid-in capital in excess of par............................                  162,358,402
Undistributed investment income--net........................  $ 1,190,985
Undistributed realized capital gains--net...................   20,011,820
Unrealized appreciation--net................................   53,364,831
                                                              -----------
Total accumulated earnings--net.............................                   74,567,636
                                                                             ------------
NET ASSETS..................................................                 $238,382,276
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $238,377,979 and 14,562,115
  shares outstanding........................................                 $      16.37
                                                                             ============
Class II--Based on net assets of $2,620 and 160.3 shares
  outstanding...............................................                 $      16.34
                                                                             ============
Class III--Based on net assets of $1,677 and 102.6 shares
  outstanding...............................................                 $      16.35
                                                                             ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................              $ 2,175,674
Securities lending--net.....................................                    7,389
Interest from affiliates....................................                      992
                                                                          -----------
Total income................................................                2,184,055
                                                                          -----------
--------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $887,210
Accounting services.........................................    37,412
Custodian fees..............................................    20,526
Professional fees...........................................    15,910
Printing and shareholder reports............................    15,756
Directors' fees and expenses................................     6,693
Transfer agent fees--Class I................................     2,374
Pricing services............................................       533
Distribution fees--Class II.................................         4
Distribution fees--Class III................................         2
Other.......................................................     6,650
                                                              --------
Total expenses..............................................                  993,070
                                                                          -----------
Investment income--net......................................                1,190,985
                                                                          -----------
--------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN--NET:
Realized gain on investments--net...........................               18,409,549
Change in unrealized appreciation on investments--net.......                1,463,928
                                                                          -----------
Total realized and unrealized gain--net.....................               19,873,477
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........              $21,064,462
                                                                          ===========
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               FOR THE SIX
                                                              MONTHS ENDED         FOR THE
                                                              JUNE 30, 2007      YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                             (UNAUDITED)    DECEMBER 31, 2006
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  1,190,985      $  1,853,540
Realized gain--net..........................................    18,409,549        21,821,403
Change in unrealized appreciation--net......................     1,463,928        10,177,798
                                                              ------------      ------------
Net increase in net assets resulting from operations........    21,064,462        33,852,741
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................            --        (1,853,606)
  Class II..................................................            --               (12)
  Class III.................................................            --               (12)
Realized gain--net:
  Class I...................................................            --       (20,848,752)
  Class II..................................................            --              (138)
  Class III.................................................            --              (138)
                                                              ------------      ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................            --       (22,702,658)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................   (14,232,156)        6,364,425
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................     6,832,306        17,514,508
Beginning of period.........................................   231,549,970       214,035,462
                                                              ------------      ------------
End of period*..............................................  $238,382,276      $231,549,970
                                                              ============      ============
-----------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $  1,190,985                --
                                                              ============      ============
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                    CLASS I
                                                      --------------------------------------------------------------------
                                                       FOR THE SIX
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE          MONTHS ENDED              FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE         JUNE 30, 2007   ----------------------------------------------------
FINANCIAL STATEMENTS.                                  (UNAUDITED)      2006       2005       2004       2003       2002
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................    $  14.98      $  14.31   $  13.36   $  11.90   $   8.92   $  10.26
                                                        --------      --------   --------   --------   --------   --------
Investment income--net***...........................         .08           .12        .09        .12        .06        .08
Realized and unrealized gain (loss)--net............        1.31          2.16       2.19       2.31       2.97      (1.37)
                                                        --------      --------   --------   --------   --------   --------
Total from investment operations....................        1.39          2.28       2.28       2.43       3.03      (1.29)
                                                        --------      --------   --------   --------   --------   --------
Less dividends and distributions:
  Investment income--net............................          --          (.13)      (.08)      (.11)      (.05)      (.05)
  Realized gain--net................................          --         (1.48)     (1.25)      (.86)        --         --
                                                        --------      --------   --------   --------   --------   --------
Total dividends and distributions...................          --         (1.61)     (1.33)      (.97)      (.05)      (.05)
                                                        --------      --------   --------   --------   --------   --------
Net asset value, end of period......................    $  16.37      $  14.98   $  14.31   $  13.36   $  11.90   $   8.92
                                                        ========      ========   ========   ========   ========   ========
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..................       9.28%+       16.01%     17.39%     20.38%     33.98%    (12.62%)
                                                        ========      ========   ========   ========   ========   ========
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses............................................        .84%*         .83%       .85%       .85%       .85%       .95%
                                                        ========      ========   ========   ========   ========   ========
Investment income--net..............................       1.01%*         .81%       .64%       .91%       .56%       .81%
                                                        ========      ========   ========   ========   ========   ========
--------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)............    $238,378      $231,547   $214,033   $148,484   $106,439   $ 68,775
                                                        ========      ========   ========   ========   ========   ========
Portfolio turnover..................................         40%           68%        74%       116%       127%       102%
                                                        ========      ========   ========   ========   ========   ========
--------------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                  CLASS II
                                                         ----------------------------------------------------------
                                                          FOR THE SIX     FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE             MONTHS ENDED        DECEMBER 31,         FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE            JUNE 30, 2007    ------------------   SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                     (UNAUDITED)      2006       2005     TO DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................     $14.98        $ 14.31    $ 13.36         $ 12.70
                                                            ------        -------    -------         -------
Investment income--net***..............................        .05            .12        .09             .04
Realized and unrealized gain--net......................       1.31           2.16       2.19            1.59
                                                            ------        -------    -------         -------
Total from investment operations.......................       1.36           2.28       2.28            1.63
                                                            ------        -------    -------         -------
Less dividends and distributions:
  Investment income--net...............................         --           (.13)      (.08)           (.11)
  Realized gain--net...................................         --          (1.48)     (1.25)           (.86)
                                                            ------        -------    -------         -------
Total dividends and distributions......................         --          (1.61)     (1.33)           (.97)
                                                            ------        -------    -------         -------
Net asset value, end of period.........................     $16.34        $ 14.98    $ 14.31         $ 13.36
                                                            ======        =======    =======         =======
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.....................      9.08%@        16.01%     17.39%          12.80%@
                                                            ======        =======    =======         =======
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................       .97%*          .86%       .85%            .85%*
                                                            ======        =======    =======         =======
Investment income--net.................................       .51%*          .80%       .67%           1.31%*
                                                            ======        =======    =======         =======
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...............     $    3        $     2    $     1         $     1
                                                            ======        =======    =======         =======
Portfolio turnover.....................................        40%            68%        74%            116%
                                                            ======        =======    =======         =======
-------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

@    Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                CLASS III
                                                       -----------------------------------------------------------
                                                        FOR THE SIX     FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE           MONTHS ENDED        DECEMBER 31,          FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE          JUNE 30, 2007    ------------------    SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                   (UNAUDITED)      2006       2005      TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.................     $14.97        $ 14.31    $ 13.36          $ 12.70
                                                          ------        -------    -------          -------
Investment income--net***............................        .07            .12        .09              .04
Realized and unrealized gain--net....................       1.31           2.15       2.19             1.59
                                                          ------        -------    -------          -------
Total from investment operations.....................       1.38           2.27       2.28             1.63
                                                          ------        -------    -------          -------
Less dividends and distributions:
  Investment income--net.............................         --           (.13)      (.08)            (.11)
  Realized gain--net.................................         --          (1.48)     (1.25)            (.86)
                                                          ------        -------    -------          -------
Total dividends and distributions....................         --          (1.61)     (1.33)            (.97)
                                                          ------        -------    -------          -------
Net asset value, end of period.......................     $16.35        $ 14.97    $ 14.31          $ 13.36
                                                          ======        =======    =======          =======
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...................      9.22%@        15.94%     17.39%           12.80%@
                                                          ======        =======    =======          =======
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.............................................      1.09%*          .88%       .85%             .85%*
                                                          ======        =======    =======          =======
Investment income--net...............................       .76%*          .78%       .67%            1.31%*
                                                          ======        =======    =======          =======
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).............     $    2        $     2    $     1          $     1
                                                          ======        =======    =======          =======
Portfolio turnover...................................        40%            68%        74%             116%
                                                          ======        =======    =======          =======
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

@    Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch"), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock Large Cap Value V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset

--------------------------------------------------------------------------------

value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Company's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for

--------------------------------------------------------------------------------

any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (h) Recent accounting pronouncements--Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. and various state tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's tax returns remains open for the years ended December 31, 2003 through December 31, 2006.

  In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

  In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159") was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

  (i) Bank overdraft--The Fund recorded a bank overdraft, which resulted from management estimates of available cash.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with the Manager. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee generally at the annual rate of .75% of the average daily value of the Fund's net assets. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays BIM for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. As of June 30, 2007, the Fund lent securities with a value of $2,452,500 to MLPF&S or its affiliates. Pursuant to that order, the Company also has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private invest-

--------------------------------------------------------------------------------

ment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the six months ended June 30, 2007, BIM received $2,431 in securities lending agent fees from the Fund.

  For the six months ended June 30, 2007, the Fund reimbursed the Manager $2,018 for certain accounting services.

  PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2007 were $94,115,671 and $106,218,534, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions was $(14,232,156) and $6,364,425 for the six months ended June 30, 2007 and the year ended December 31, 2006, respectively.

  Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------
Class I Shares for the Six Months Ended
June 30, 2007                              Shares     Dollar Amount
-------------------------------------------------------------------
Shares sold............................     282,500   $  4,476,605
Shares redeemed........................  (1,181,757)   (18,709,921)
                                         ----------   ------------
Net decrease...........................    (899,257)  $(14,233,316)
                                         ==========   ============
-------------------------------------------------------------------

-------------------------------------------------------------------
Class I Shares for the Year Ended
December 31, 2006                          Shares     Dollar Amount
-------------------------------------------------------------------
Shares sold............................   3,591,742   $ 53,966,399
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................   1,514,009     22,702,358
                                         ----------   ------------
Total issued...........................   5,105,751     76,668,757
Shares redeemed........................  (4,603,081)   (70,304,632)
                                         ----------   ------------
Net increase...........................     502,670   $  6,364,125
                                         ==========   ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Six Months Ended                  Dollar
June 30, 2007                                Shares       Amount
-----------------------------------------------------------------
Shares sold................................   1,280      $ 21,153
Shares redeemed............................  (1,222)      (19,993)
                                             ------      --------
Net increase...............................      58      $  1,160
                                             ======      ========
-----------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2006                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends and distributions....................    10       $150
                                                    --       ----
Net increase....................................    10       $150
                                                    ==       ====
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Six Months Ended                   Dollar
June 30, 2007                                     Shares    Amount
------------------------------------------------------------------
Shares sold.....................................     --        --
                                                  -----     -----
Net increase....................................     --        --
                                                  =====     =====
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2006                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends and distributions....................    10       $150
                                                    --       ----
Net increase....................................    10       $150
                                                    ==       ====
------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

  The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders, which expires November 2007. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2007.

--------------------------------------------------------------------------------

       BLACKROCK MONEY MARKET V.I. FUND
       -------------------------------------------------------------------------

                                                  Semi-Annual Report (Unaudited)
                                                                   June 30, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2007 and held through June 30, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                                 BEGINNING         ENDING       DURING THE PERIOD*
                                                               ACCOUNT VALUE    ACCOUNT VALUE   JANUARY 1, 2007 TO
                                                              JANUARY 1, 2007   JUNE 30, 2007     JUNE 30, 2007
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,023.30           $2.96
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,024.40           $2.96
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,022.10           $4.26
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,021.87           $2.96
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,021.87           $2.96
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,020.58           $4.26
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.59% for Class I, .59% for Class II and .85% for Class
   III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Currently, Class II has money from an affiliated entity and is not accruing its distribution fees (12b-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratio would have been approximately .74% and the actual and hypothetical expenses paid would have been approximately $3.71.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Portfolio Information
--------------------------------------------------------------------------------

                                                                AS OF        AS OF
PORTFOLIO COMPOSITION AS A PERCENT OF NET ASSETS              6/30/2007    12/31/2006
-------------------------------------------------------------------------------------
Bank Notes..................................................       --          4.4%
Certificates of Deposit.....................................      4.4%        11.1
Commercial Paper............................................     75.8         59.6
Funding Agreements..........................................      4.8          7.4
Medium-Term Notes...........................................      7.7          6.4
Repurchase Agreements.......................................      2.0          2.9
U.S. Government, Agency and Instrumentality
Obligations--Non-Discount...................................      5.0          6.5
Other Assets Less Liabilities...............................      0.3          1.7
                                                                -----        -----
TOTAL.......................................................    100.0%       100.0%
                                                                =====        =====
-------------------------------------------------------------------------------------

-----------------------------------------------------------------------
                                                               AS OF
SEVEN-DAY YIELD                                               6/30/2007
-----------------------------------------------------------------------
Class I.....................................................     4.76%
Class II....................................................     4.95
Class III...................................................     4.31
-----------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Schedule of Investments as of June, 30 2007 (unaudited)
--------------------------------------------------------------------------------

                                 FACE                                                INTEREST    MATURITY
                                AMOUNT                       ISSUE                    RATE*        DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF               $ 6,000,000    Citibank, NA.........................    5.30 %     8/16/2007  $  6,000,000
  DEPOSIT--4.4%
                                2,000,000    Citibank, NA.........................    5.305      8/27/2007     2,000,000
                                3,000,000    Harris Bank, NA......................    5.30      11/13/2007     3,000,000
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL CERTIFICATES OF DEPOSIT
                                             (COST--$11,000,000)..........................................    11,000,000
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--75.8%         2,500,000    Aquinas Funding LLC..................    5.30       8/28/2007     2,479,021
                                1,600,000    Aspen Funding Corp. .................    5.24       7/16/2007     1,596,740
                                4,000,000    Aspen Funding Corp. .................    5.23       8/02/2007     3,981,986
                                6,010,000    Asscher Finance Corp. ...............    5.30       7/23/2007     5,991,419
                                3,000,000    Bank of America Corp. ...............    5.203      7/25/2007     2,990,028
                                2,500,000    Bank of America Corp. ...............    5.23       8/13/2007     2,484,746
                                7,000,000    Bank of America Corp. ...............    5.17       9/05/2007     6,934,657
                                1,000,000    The Bear Stearns Cos., Inc. .........    5.18       8/10/2007       994,388
                                5,000,000    Beethoven Funding Corp. .............    5.27       9/18/2007     4,942,908
                                9,000,000    Beta Finance Inc. ...................    5.26       9/13/2007     8,904,005
                                2,000,000    Brahms Funding Corp. ................    5.32       7/25/2007     1,993,202
                                7,000,000    Brahms Funding Corp. ................    5.295      7/31/2007     6,970,142
                                3,000,000    Brahms Funding Corp. ................    5.30       8/14/2007     2,981,008
                                5,000,000    Cancara Asset Securitization Ltd. ...    5.28       7/18/2007     4,988,267
                                3,000,000    Concord Minutemen Capital Co., LLC...    5.31       7/18/2007     2,992,920
                                2,500,000    Edison Asset Securitization, LLC.....    5.17      11/05/2007     2,454,763
                                8,200,000    Emerald Notes (BA Credit Card
                                               Trust).............................    5.24       8/01/2007     8,164,193
                                1,000,000    Five Finance Inc. ...................    5.26       9/27/2007       987,288
                                2,700,000    General Electric Capital Corp. ......    5.17       3/07/2008     2,603,450
                                4,000,000    Goldman Sachs Group, Inc. ...........    5.19      11/14/2007     3,922,150
                                2,400,000    Govco LLC ...........................    5.30       7/11/2007     2,396,820
                                5,500,000    Grampian Funding LLC ................    5.145      8/03/2007     5,474,847
                                2,000,000    Grampian Funding LLC ................    5.205      8/07/2007     1,989,590
                                4,500,000    Grampian Funding LLC ................    5.17       8/31/2007     4,461,225
                                3,000,000    Greenwich Capital Holdings, Inc. ....    5.20       8/14/2007     2,981,367
                                2,400,000    Greyhawk Funding LLC.................    5.28      10/02/2007     2,367,616
                               10,292,000    Hudson-Thames LLC....................    5.259      9/12/2007    10,183,750
                                5,000,000    K2 (USA) LLC.........................    5.26       9/17/2007     4,943,747
                                5,000,000    Lake Constance Funding LLC...........    5.32       7/23/2007     4,984,483
                                5,000,000    Lexington Parker Capital Co., LLC....    5.14       8/10/2007     4,972,158
                                3,750,000    Mont Blanc Capital Corp. ............    5.24       8/15/2007     3,725,983
                                6,000,000    Newport Funding Corp. ...............    5.28       7/17/2007     5,986,800
                                3,000,000    Newport Funding Corp. ...............    5.24       8/13/2007     2,981,660
                                2,800,000    Newport Funding Corp. ...............    5.25       8/27/2007     2,777,133
                                2,000,000    Nightingale Finance LLC..............    5.26       9/10/2007     1,979,544
                                5,000,000    Nyala Funding LLC....................    5.26       7/16/2007     4,989,772
                                3,800,000    Park Avenue Receivables Co. LLC......    5.245      7/06/2007     3,797,785
                                2,000,000    Prudential Funding LLC...............    5.25       8/06/2007     1,989,792
                                2,768,000    Scaldis Capital LLC..................    5.31       7/16/2007     2,762,284
                                3,500,000    Sedna Finance Inc. ..................    5.20       7/30/2007     3,485,844
                                4,000,000    Silver Tower US Funding LLC..........    5.24       8/07/2007     3,979,040
                                5,750,000    Solitaire Funding LLC................    5.23       8/06/2007     5,720,763
                                4,400,000    Tango Finance Corp. .................    5.24       7/31/2007     4,381,427
                                5,151,000    Three Pillars Funding LLC............    5.29       7/16/2007     5,140,404
                                1,000,000    Ticonderoga Funding LLC..............    5.27       7/11/2007       998,683
                                2,200,000    Ticonderoga Funding LLC..............    5.30       7/30/2007     2,190,932
                                9,000,000    Ticonderoga Funding LLC..............    5.30       8/29/2007     8,923,150
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL COMMERCIAL PAPER
                                             (COST--$189,923,880).........................................   189,923,880
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Schedule of Investments as of June, 30 2007 (concluded)
--------------------------------------------------------------------------------

                                 FACE                                                INTEREST    MATURITY
                                AMOUNT                       ISSUE                    RATE*        DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
FUNDING AGREEMENTS--4.8%      $ 5,000,000    Metropolitan Life Insurance
                                               Co.(a)(b)..........................    5.39 %     4/01/2008  $  5,000,000
                                7,000,000    New York Life Insurance Co.(a)(b)....    5.43       4/14/2008     7,000,000
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL FUNDING AGREEMENTS
                                             (COST--$12,000,000)..........................................    12,000,000
------------------------------------------------------------------------------------------------------------------------
MEDIUM-TERM NOTES--7.7%         1,595,000    Cullinan Finance Corp.(a)............    5.30       6/25/2008     1,594,844
                                8,695,000    General Electric Capital Corp.(a)....    5.445     10/17/2007     8,695,000
                                4,100,000    Goldman Sachs Group, Inc.(a).........    5.37       7/14/2008     4,100,000
                                1,500,000    MetLife Global Funding I(a)..........    5.35       7/03/2008     1,500,000
                                1,750,000    MetLife Global Funding I(a)..........    5.41       7/14/2008     1,750,000
                                1,700,000    Principal Life Income Funding
                                               Trusts(a)..........................    5.39      12/07/2007     1,700,438
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL MEDIUM-TERM NOTES
                                             (COST--$19,340,282)..........................................    19,340,282
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT, AGENCY, &      1,800,000    Fannie Mae...........................    4.15       7/13/2007     1,799,688
INSTRUMENTALITY                 2,350,000    Fannie Mae...........................    4.875      1/11/2008     2,349,881
  OBLIGATIONS--
NON-DISCOUNT--5.0%                800,000    Fannie Mae...........................    4.96       2/08/2008       800,000
                                  800,000    Federal Home Loan Bank System........    4.21       9/14/2007       800,000
                                1,300,000    Freddie Mac..........................    4.45       9/28/2007     1,300,000
                                  600,000    Freddie Mac..........................    4.595     10/05/2007       600,000
                                1,000,000    Freddie Mac..........................    4.625     10/05/2007     1,000,000
                                  900,000    Freddie Mac..........................    4.655     10/11/2007       900,000
                                1,000,000    Freddie Mac..........................    4.705     10/11/2007       999,984
                                1,000,000    Freddie Mac..........................    4.75      10/24/2007       999,986
                                  900,000    U.S. Treasury Notes..................    4.375      1/31/2008       899,590
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL U.S. GOVERNMENT, AGENCY, & INSTRUMENTALITY
                                             OBLIGATIONS--NON-DISCOUNT
                                             (COST--$12,449,129)..........................................    12,449,129
------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--2.0%     5,080,000    Deutsche Bank Securities Inc., purchased on 6/29/2007 to
                                               yield 5.30% to 7/02/2007 repurchase price $5,082,244,
                                               collateralized by FHLMC, 5.25% to 5.40% due 10/30/2008 to
                                               1/16/2009..................................................     5,080,000
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL REPURCHASE AGREEMENTS
                                             (COST--$5,080,000)...........................................     5,080,000
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENTS
                                             (COST--$249,793,291**)--99.7%................................   249,793,291
                                             OTHER ASSETS LESS LIABILITIES--0.3%..........................       779,680
                                                                                                            ------------
                                             NET ASSETS--100.0%...........................................  $250,572,971
                                                                                                            ============
------------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain U.S. Government, Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on variable rates securities are adjustable periodically based upon appropriate indexes. The interest rates shown are the rates in effect at June 30, 2007.

** Cost for federal income tax purposes.

(a) Floating rate security.

(b) Restricted securities as to resale, representing approximately 4.8% of net assets were as follows:

-------------------------------------------------------------------------------------------------------
                                                              ACQUISITION
                           ISSUE                                 DATE           COST           VALUE
-------------------------------------------------------------------------------------------------------
Metropolitan Life Insurance Co., 5.39% due 4/01/2008........   4/02/2007     $ 5,000,000    $ 5,000,000
New York Life Insurance Co., 5.43% due 4/14/2008............   5/22/2007       7,000,000      7,000,000
-------------------------------------------------------------------------------------------------------
TOTAL.......................................................                 $12,000,000    $12,000,000
                                                                             ===========    ===========
-------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Statement of Assets and Liabilities as of June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$249,793,291).......................................                  $249,793,291
Receivables:
  Securities sold...........................................  $  7,353,738
  Capital shares sold.......................................     1,649,043
  Interest..................................................       359,466       9,362,247
                                                              ------------
Prepaid expenses............................................                         3,188
                                                                              ------------
Total assets................................................                   259,158,726
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Bank overdraft..............................................                        22,331
Payables:
  Securities purchased......................................     7,353,738
  Dividends to shareholders.................................       956,814
  Investment adviser........................................       105,293
  Capital shares redeemed...................................        70,836
  Other affiliates..........................................         3,848
  Distributor...............................................             2       8,490,531
                                                              ------------
Accrued expenses............................................                        72,893
                                                                              ------------
Total liabilities...........................................                     8,585,755
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $250,572,971
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value,
  3,300,000,000 shares authorized...........................                  $ 25,057,488
Class II Shares of Common Stock, $.10 par value,
  1,300,000,000 shares authorized...........................                           100
Class III Shares of Common Stock, $.10 par value,
  1,300,000,000 shares authorized...........................                           110
Paid-in capital in excess of par............................                   225,515,357
Undistributed investment income--net........................  $      1,841
Accumulated realized capital losses--net....................        (1,925)
                                                              ------------
Total accumulated losses--net...............................                           (84)
                                                                              ------------
NET ASSETS..................................................                  $250,572,971
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $250,570,867 and 250,574,883
  shares outstanding........................................                  $       1.00
                                                                              ============
Class II--Based on net assets of $1,000 and 1,000 shares
  outstanding...............................................                  $       1.00
                                                                              ============
Class III--Based on net assets of $1,104 and 1,104 shares
  outstanding...............................................                  $       1.00
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................              $6,805,166
                                                                          ----------
-------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $637,905
Accounting services.........................................    50,737
Printing and shareholder reports............................    27,390
Professional fees...........................................    17,589
Directors' fees and expenses................................     7,261
Custodian fees..............................................     4,372
Transfer agent fees--Class I................................     2,549
Pricing services............................................       435
Distribution fees--Class III................................         2
Other.......................................................     6,755
                                                              --------
Total expenses..............................................                 754,995
                                                                          ----------
Investment income--net......................................               6,050,171
                                                                          ----------
-------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized loss on investments--net...........................                     (36)
Change in unrealized appreciation/depreciation on
  investments--net..........................................                  62,500
                                                                          ----------
Total realized and unrealized gain--net.....................                  62,464
                                                                          ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........              $6,112,635
                                                                          ==========
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               FOR THE SIX
                                                              MONTHS ENDED         FOR THE
                                                              JUNE 30, 2007      YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                             (UNAUDITED)    DECEMBER 31, 2006
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  6,050,171      $ 12,067,924
Realized loss--net..........................................           (36)             (106)
Change in unrealized appreciation/depreciation--net.........        62,500            91,607
                                                              ------------      ------------
Net increase in net assets resulting from operations........     6,112,635        12,159,425
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................    (6,050,122)      (12,018,615)
  Class II..................................................           (25)          (49,203)
  Class III.................................................           (24)              (48)
                                                              ------------      ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................    (6,050,171)      (12,067,866)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................   (25,052,876)        8,419,482
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................   (24,990,412)        8,511,041
Beginning of period.........................................   275,563,383       267,052,342
                                                              ------------      ------------
End of period*..............................................  $250,572,971      $275,563,383
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $      1,841      $      1,841
                                                              ============      ============
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                             CLASS I
                                               --------------------------------------------------------------------
                                                FOR THE SIX
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE   MONTHS ENDED              FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE  JUNE 30, 2007   ----------------------------------------------------
FINANCIAL STATEMENTS.                           (UNAUDITED)      2006       2005       2004       2003       2002
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........    $   1.00      $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                 --------      --------   --------   --------   --------   --------
Investment income--net.......................       .0235         .0443      .0266      .0092      .0072      .0147
Realized and unrealized gain (loss)--net.....          --++       .0003      .0001     (.0009)    (.0004)    (.0007)
                                                 --------      --------   --------   --------   --------   --------
Total from investment operations.............       .0235         .0446      .0267      .0083      .0068      .0140
                                                 --------      --------   --------   --------   --------   --------
Less dividends and distributions:
  Investment income--net.....................      (.0235)       (.0443)    (.0266)    (.0092)    (.0072)    (.0147)
  Realized gain--net.........................          --            --         --         --         --+        --+
                                                 --------      --------   --------   --------   --------   --------
Total dividends and distributions............      (.0235)       (.0443)    (.0266)    (.0092)    (.0072)    (.0147)
                                                 --------      --------   --------   --------   --------   --------
Net asset value, end of period...............    $   1.00      $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                 ========      ========   ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share...........       2.36%@        4.48%      2.66%       .92%       .73%      1.49%
                                                 ========      ========   ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................        .59%**        .58%       .59%       .57%       .57%       .57%
                                                 ========      ========   ========   ========   ========   ========
Investment income and realized gain
  (loss)--net................................       4.74%**       4.45%      2.63%       .89%       .73%      1.47%
                                                 ========      ========   ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).....    $250,571      $275,561   $267,028   $314,351   $428,938   $545,630
                                                 ========      ========   ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses.

** Annualized.

+  Amount is less than $(.0001) per share.

++ Amount is less than $.0001 per share.

@  Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                 CLASS II
                                                       ------------------------------------------------------------
                                                        FOR THE SIX     FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE           MONTHS ENDED        DECEMBER 31,           FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE          JUNE 30, 2007    -------------------    FEBRUARY 13, 2004+++
FINANCIAL STATEMENTS.                                   (UNAUDITED)      2006        2005      TO DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.................     $  1.00       $  1.00     $  1.00          $  1.00
                                                          -------       -------     -------          -------
Investment income--net...............................       .0245         .0424       .0251            .0071
Realized and unrealized gain(loss)--net..............          --+           --+     (.0003)              --+
                                                          -------       -------     -------          -------
Total from investment operations.....................       .0245         .0424       .0248            .0071
                                                          -------       -------     -------          -------
Less dividends from investment income--net...........      (.0245)       (.0424)     (.0251)          (.0071)
                                                          -------       -------     -------          -------
Net asset value, end of period.......................     $  1.00       $  1.00     $  1.00          $  1.00
                                                          =======       =======     =======          =======
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share...................       2.46%++       4.44%       2.51%             .72%++
                                                          =======       =======     =======          =======
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.............................................        .59%**        .74%        .73%             .72%**
                                                          =======       =======     =======          =======
Investment income and realized gain (loss)--net......       4.74%**       4.44%       2.21%             .98%**
                                                          =======       =======     =======          =======
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).............     $     1       $     1     $    23          $    53
                                                          =======       =======     =======          =======
-------------------------------------------------------------------------------------------------------------------

*   Total investment returns exclude insurance-related fees and expenses.

**  Annualized.

+   Amount is less than $.0001 per share.

++  Aggregate total investment return.

+++ Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                CLASS III
                                                      -------------------------------------------------------------
                                                       FOR THE SIX     FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE          MONTHS ENDED        DECEMBER 31,           FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE         JUNE 30, 2007    -------------------    SEPTEMBER 30, 2004+++
FINANCIAL STATEMENTS.                                  (UNAUDITED)      2006        2005      TO DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................     $  1.00       $  1.00     $  1.00           $  1.00
                                                         -------       -------     -------           -------
Investment income--net..............................       .0223         .0454       .0278             .0040
Realized and unrealized gain--net...................          --+        .0004       .0001                --+
                                                         -------       -------     -------           -------
Total from investment operations....................       .0223         .0458       .0279             .0040
                                                         -------       -------     -------           -------
Less dividends from investment income--net..........      (.0223)       (.0454)     (.0278)           (.0040)
                                                         -------       -------     -------           -------
Net asset value, end of period......................     $  1.00       $  1.00     $  1.00           $  1.00
                                                         =======       =======     =======           =======
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share..................       2.24%++       4.59%       2.80%              .40%++
                                                         =======       =======     =======           =======
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses............................................        .85%**        .52%        .59%              .57%**
                                                         =======       =======     =======           =======
Investment income and realized gain (loss)--net.....       4.50%**       4.51%       3.25%             1.44%**
                                                         =======       =======     =======           =======
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)............     $     1       $     1     $     1           $     1
                                                         =======       =======     =======           =======
-------------------------------------------------------------------------------------------------------------------

*   Total investment returns exclude insurance-related fees and expenses.

**  Annualized.

+   Amount is less than $.0001 per share.

++  Aggregate total investment return.

+++ Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
Blackrock Money Market V.I. Fund
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock Money Market V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Effective April 2, 2007, short-term investments are valued at amortized cost, which approximates market value. Prior to April 2, 2007, portfolio securities with remaining maturities of greater than sixty days, for which market quotations were readily available, were valued at market value. As securities transitioned from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value was amortized on a straight-line basis to maturity.

  (b) Repurchase agreements--The Fund may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

  (e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional Fund shares at net asset value. Dividends are declared from the total of net investment income. Distribution of net realized gain, if any, on investments are paid at least annually.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of

--------------------------------------------------------------------------------

any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (h) Bank overdraft--The Fund recorded a bank overdraft which resulted from management estimates of available cash.

  (i) Recent accounting pronouncements--Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. and various state tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's tax returns remains open for the years ended December 31, 2003 through December 31, 2006.

  In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

  In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with the Manager. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .50% of the average daily value of the Fund's net assets. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Institutional Management Corporation, an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing distribution fee each month at the annual rate of .15% and ..25% of the average daily value of the Fund's Class II and Class III net assets, respectively. For the six months ended June 30, 2007 the distribution fees were not accrued for Class II.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill

--------------------------------------------------------------------------------

Lynch, or its affiliates. Pursuant to that order, the Company also has retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

  For the six months ended June 30, 2007, the Fund reimbursed the Manager $2,619 for certain accounting services.

  PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3. CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions was $(25,052,876) and $8,419,482 for the six months ended June 30, 2007 and the year ended December 31, 2006, respectively.

  Transactions in capital shares for each class were as follows:

---------------------------------------------------------------------
Class I Shares for the Six Months Ended
June 30, 2007                              Shares       Dollar Amount
---------------------------------------------------------------------
Shares sold..........................     44,501,463    $ 44,501,463
Shares issued to shareholders in
 reinvestment of dividends...........      6,020,250       6,020,250
                                         -----------    ------------
Total issued.........................     50,521,713      50,521,713
Shares redeemed......................    (75,574,614)    (75,574,614)
                                         -----------    ------------
Net decrease.........................    (25,052,901)   $(25,052,901)
                                         ===========    ============
---------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended
December 31, 2006                      Shares       Dollar Amount
-----------------------------------------------------------------
Shares sold.......................   189,936,136    $ 189,936,136
Shares issued to shareholders in
 reinvestment of dividends........    12,055,269       12,055,269
                                    ------------    -------------
Total issued......................   201,991,405      201,991,405
Shares redeemed...................  (193,549,805)    (193,549,805)
                                    ------------    -------------
Net increase......................     8,441,600    $   8,441,600
                                    ============    =============
-----------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Six Months Ended                    Dollar
June 30, 2007                                     Shares    Amount
------------------------------------------------------------------
Shares sold.....................................   --        --
Shares redeemed.................................   --        --
                                                   --        --
Net increase....................................   --        --
                                                   ==        ==
------------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Year Ended                      Dollar
December 31, 2006                         Shares        Amount
-----------------------------------------------------------------
Shares sold...........................   5,001,489    $ 5,001,489
Shares issued to shareholders in
 reinvestment of dividends............      49,179         49,179
                                        ----------    -----------
Total issued..........................   5,050,668      5,050,668
Shares redeemed.......................  (5,072,865)    (5,072,865)
                                        ----------    -----------
Net decrease..........................     (22,197)   $   (22,197)
                                        ==========    ===========
-----------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Six Months                         Dollar
Ended June 30, 2007                               Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    25       $25
                                                    --       ---
Net increase....................................    25       $25
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2006                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    79       $79
                                                    --       ---
Net increase....................................    79       $79
                                                    ==       ===
------------------------------------------------------------------

4. CAPITAL LOSS CARRYFORWARD:

On December 31, 2006, the Fund had a net capital loss carryforward of $1,842, of which $1,783 expires in 2013 and $59 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------

       BLACKROCK S&P 500 INDEX V.I. FUND
       -------------------------------------------------------------------------

                                                  Semi-Annual Report (Unaudited)
                                                                   June 30, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
A Discussion With Your Fund's Portfolio Managers
--------------------------------------------------------------------------------

  Amid a slowing economy and higher levels of market volatility, the Fund met its objective of closely replicating the returns of the benchmark S&P 500 Index during the six-month period.

HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2007, BlackRock S&P 500 Index V.I. Fund's Class I Shares had a total return of +6.73%. For the same period, the benchmark Standard & Poor's 500 (S&P 500) Index returned +6.96%.

  As the returns indicate, the Fund met its objective of closely tracking the performance of the S&P 500, a market-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of businesses. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the United States. As the value of the S&P 500 fluctuated during the past six months, the Fund's performance generally tracked that of the index.

  The S&P 500 Index increased nearly 7% during the six-month period despite weakening economic growth, moderating corporate profits and a return to higher levels of market volatility.

  In spite of some ominous headlines and talk of recession, the U.S. economy remained in fairly good shape. Economic activity did noticeably decelerate, as evidenced by the .7% gross domestic product growth rate in the first quarter (the slowest rate of growth since 2002), but is expected to rebound in the second quarter and to be slightly below trend at around 2% to 2.5% for full-year 2007. Corporate earnings growth remained strong (although weaker than last year). The labor market stayed firm, with the unemployment rate at the low end of its historical range, although the second quarter saw some slowing. This has helped consumer spending, which has remained resilient despite higher gasoline prices and a sagging U.S. housing market. Outside the United States, particularly in emerging markets such as China and India, as well as in Europe, economic growth levels remained robust. Economic growth outside the United States has been instrumental in supporting both the boom in U.S. exports and the resilience in profit growth, and has provided stimulus for improved levels of business investment.

  For its part, the Federal Reserve Board (the Fed) left the target federal funds interest rate unchanged at 5.25% throughout the semi-annual period as economic growth moderated and core inflation figures improved slightly. The decision at its latest meeting, held on June 28, marked the eighth consecutive pause since August 2006.

  Turning to the equity markets, 2007 began much as 2006 ended, with economic statistics continuing to paint a mixed picture and with stock prices continuing the rally that started in the summer of 2006. Volatility prevailed in the first quarter as analyst predictions of slowing corporate profit growth, rising oil prices, inflationary pressures and a deteriorating housing market dampened investor enthusiasm. Fears of a possible recession and fallout in the subprime mortgage industry intensified the negative sentiment. Then, at the end of February, a 10% correction in the Chinese stock market sparked a global sell-off that unwound earlier gains and marked the end of a significant, and seemingly unstoppable, multi-month advance. The Dow Jones Industrial Average plunged 416 points on February 27, and in the week that followed, U.S. stocks registered their most significant one-week decline in four years.

  U.S. equity markets rebounded shortly after. Surging corporate deal activity ($1 trillion to date, largely in the form of mergers and acquisitions, leveraged buyouts and share buybacks), solid global growth and an easing of inflation pressures were the primary forces behind an uninterrupted, multi-week market rally. Notably, the S&P 500 Index reached a new record high in late May. However, June proved to be more difficult, with stocks recording their worst monthly performance since the February retrenchment. Renewed concerns over problems in the subprime mortgage market and the risk born of complexities inherent in collateralized debt and loan obligations were the primary catalysts for the weakness. The fear was that these credit-related issues would prolong the slump in U.S. housing, stalling any robust consumer recovery. At the same time, investors struggled to digest rising long-term bond yields (which reached their highest level in five years), inflationary pressures and changing expectations with respect to Fed monetary policy.

  Ultimately, equities did experience some consolidation at the end of the second quarter, but quarterly and year-to-date gains were still quite respectable. The Dow Jones Industrial Average climbed more than 1,000 points during the second quarter to 13,408, advancing 9.11% in its best quarter in three and a half years. On a

--------------------------------------------------------------------------------

year-to-date basis, the Dow was up 8.76%. The broader market S&P 500 Index ended the quarter at 1,503, gaining 6.28% for the quarter and 6.96% year-to-date.

  Large-cap stocks led their mid- and small-cap counterparts during the second quarter, although that outperformance was not enough to gain back the ground lost earlier in the year. For the six-month period, the large-cap S&P 500 Index lagged the S&P SmallCap 600 Index and the S&P MidCap 400 Index, which returned +8.56% and +11.98%, respectively. Within the S&P 500, the value style of investing again topped the growth style for the period, with the S&P 500 Citigroup Value Index returning +7.37% versus the +6.53% return of the S&P 500 Citigroup Growth Index.

  Sector performance for nine of the 10 S&P 500 sectors posted positive returns for the semi-annual period; the notable exception was financials. The top performer was energy, which was up 17.22%, followed by materials and telecommunication services, with respective returns of +16.72% and +15.47%. Besides financials (.79%), consumer discretionary and consumer staples were the weakest performers, with respective returns of +2.89% and +4.92%.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  Throughout the period, as changes were made to the composition of the S&P 500 Index, the Fund purchased and sold securities to maintain its objective of tracking the risks and return of the benchmark.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  In keeping with its investment objective, the portfolio remains positioned to match the risk characteristics of its benchmark, irrespective of the market's future direction.

Debra L. Jelilian
Co-Portfolio Manager

Jeffrey L. Russo, CFA
Co-Portfolio Manager

July 13, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                BLACKROCK S&P 500 INDEX V.I.
                                                                   FUND+--CLASS I SHARES*         STANDARD & POOR'S 500 INDEX++
                                                                ----------------------------      -----------------------------
6/97                                                                       10000                              10000
6/98                                                                       12976                              13016
6/99                                                                       15874                              15978
6/00                                                                       16967                              17137
6/01                                                                       14399                              14595
6/02                                                                       11752                              11970
6/03                                                                       11748                              12000
6/04                                                                       13941                              14293
6/05                                                                       14755                              15197
6/06                                                                       15984                              16508
6/07                                                                       19205                              19907

[LINE GRAPH]

                                                 BLACKROCK S&P 500             BLACKROCK S&P 500
                                             INDEX V.I. FUND+--CLASS II   INDEX V.I. FUND+--CLASS III     STANDARD & POOR'S 500
                                                      SHARES*                       SHARES*                      INDEX++
                                             --------------------------   ---------------------------     ---------------------
9/30/04**                                              10000                         10000                        10000
6/05                                                   10806                         10806                        10835
6/06                                                   11706                         11706                        11770
6/07                                                   13970                         14050                        14193

* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
** Commencement of operations.
+ The Fund is required to invest at least 80% of its net assets in the common stocks of the S&P 500 Index and in derivative instruments linked to the S&P 500.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

   Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                RETURN
--------------------------------------------------------------------
One Year Ended 6/30/07                                        +20.15%
--------------------------------------------------------------------
Five Years Ended 6/30/07                                      +10.32
--------------------------------------------------------------------
Ten Years Ended 6/30/07                                       + 6.74
--------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                RETURN
--------------------------------------------------------------------
One Year Ended 6/30/07                                        +19.33%
--------------------------------------------------------------------
Inception (9/30/04) through 6/30/07                           +12.94
--------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                RETURN
--------------------------------------------------------------------
One Year Ended 6/30/07                                        +20.02%
--------------------------------------------------------------------
Inception (9/30/04) through 6/30/07                           +13.17
--------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2007                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +6.73%         +20.15%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +6.01          +19.33
-----------------------------------------------------------------------------------------
Class III Shares*                                                +6.68          +20.02
-----------------------------------------------------------------------------------------
S&P 500(R) Index**                                               +6.96          +20.59
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares. If such fees were included, returns shown would have been lower.

** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

    Past results shown should not be considered a representation of future performance.

    S&P 500 is a registered trademark of the McGraw-Hill Companies.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2007 and held through June 30, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                                 BEGINNING         ENDING       DURING THE PERIOD*
                                                               ACCOUNT VALUE    ACCOUNT VALUE   JANUARY 1, 2007 TO
                                                              JANUARY 1, 2007   JUNE 30, 2007     JUNE 30, 2007
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,067.30           $2.01
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,060.10           $2.67
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,066.80           $3.30
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,022.96           $1.97
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,022.31           $2.62
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,021.71           $3.23
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.39% for Class I, .52% for Class II and .56% for Class
    III), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Portfolio Information as of June 30, 2007
--------------------------------------------------------------------------------

                                                                   PERCENT OF
                   SECTOR REPRESENTATION                      LONG-TERM INVESTMENTS
-----------------------------------------------------------------------------------
Financials..................................................           20.9%
Information Technology......................................           15.5
Health Care.................................................           11.7
Industrials.................................................           11.4
Energy......................................................           10.7
Consumer Discretionary......................................           10.1
Consumer Staples............................................            9.3
Telecommunication Services..................................            3.7
Utilities...................................................            3.6
Materials...................................................            3.1
-----------------------------------------------------------------------------------

For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Schedule of Investments as of June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

  This summary schedule of investments is presented to help investors focus on the Fund's principal holdings. It includes the Fund's 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund's net assets. "Other Securities" represents all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling 800-441-7762 or on the Securities and Exchange Commission's Web site at http://www.sec.gov.
--------------------------------------------------------------------------------

                                   SHARES                                                                  PERCENT OF
INDUSTRY                             HELD                    COMMON STOCKS                     VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE                19,228      Boeing Co. ...............................  $  1,848,964        0.6%
                                   23,764      United Technologies Corp. ................     1,685,581        0.5
                                               Other Securities..........................     4,899,456        1.5
                                                                                           ------------      -----
                                                                                              8,434,001        2.6
---------------------------------------------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS            25,300      United Parcel Service, Inc. Class B(d)....     1,846,900        0.6
                                               Other Securities..........................     1,064,807        0.3
                                                                                           ------------      -----
                                                                                              2,911,707        0.9
---------------------------------------------------------------------------------------------------------------------
AIRLINES                                       Other Securities..........................       245,642        0.1
---------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS                                Other Securities..........................       700,123        0.2
---------------------------------------------------------------------------------------------------------------------
AUTOMOBILES                                    Other Securities..........................     1,307,940        0.4
---------------------------------------------------------------------------------------------------------------------
BEVERAGES                          48,696      The Coca-Cola Co..........................     2,547,288        0.8
                                   38,939      PepsiCo, Inc. ............................     2,525,194        0.8
                                               Other Securities..........................     1,684,176        0.5
                                                                                           ------------      -----
                                                                                              6,756,658        2.1
---------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                      27,723      Amgen, Inc.(a)............................     1,532,805        0.4
                                               Other Securities..........................     2,204,510        0.7
                                                                                           ------------      -----
                                                                                              3,737,315        1.1
---------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS                              Other Securities..........................       489,939        0.2
---------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS                     9,800      The Goldman Sachs Group, Inc. ............     2,124,150        0.7
                                   20,779      Merrill Lynch & Co., Inc.(b)..............     1,736,709        0.5
                                   25,163      Morgan Stanley............................     2,110,672        0.6
                                               Other Securities..........................     5,822,533        1.8
                                                                                           ------------      -----
                                                                                             11,794,064        3.6
---------------------------------------------------------------------------------------------------------------------
CHEMICALS                                      Other Securities..........................     5,025,079        1.5
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS                    8,264      The PNC Financial Services Group,
                                                 Inc.(b).................................       591,537        0.2
                                   46,384      Wachovia Corp. ...........................     2,377,180        0.7
                                   79,906      Wells Fargo & Co. ........................     2,810,294        0.9
                                               Other Securities..........................     6,308,806        1.9
                                                                                           ------------      -----
                                                                                             12,087,817        3.7
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &                          Other Securities..........................     1,812,945        0.6
SUPPLIES
---------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT          145,215      Cisco Systems, Inc.(a)....................     4,044,238        1.3
                                   39,868      QUALCOMM, Inc. ...........................     1,729,873        0.5
                                               Other Securities..........................     2,680,284        0.8
                                                                                           ------------      -----
                                                                                              8,454,395        2.6
---------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS            20,690      Apple Computer, Inc.(a)...................     2,525,008        0.8
                                   54,376      Dell, Inc.(a).............................     1,552,435        0.5
                                   62,643      Hewlett-Packard Co. ......................     2,795,131        0.9
                                   32,634      International Business Machines Corp. ....     3,434,729        1.0
                                               Other Securities..........................     2,325,321        0.7
                                                                                           ------------      -----
                                                                                             12,632,624        3.9
---------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING                     Other Securities..........................       208,707        0.1
---------------------------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS                         Other Securities..........................       280,623        0.1
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)
--------------------------------------------------------------------------------

                                   SHARES                                                                  PERCENT OF
INDUSTRY                             HELD                    COMMON STOCKS                     VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE                   28,378      American Express Co. .....................  $  1,736,166        0.5%
                                               Other Securities..........................     1,290,266        0.4
                                                                                           ------------      -----
                                                                                              3,026,432        0.9
---------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING                         Other Securities..........................       646,301        0.2
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTORS                                   Other Securities..........................       215,165        0.1
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED CONSUMER                           Other Securities..........................       373,051        0.1
SERVICES
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL             106,069      Bank of America Corp. ....................     5,185,713        1.6
SERVICES
                                  118,251      Citigroup, Inc. ..........................     6,065,094        1.9
                                   81,668      JPMorgan Chase & Co.(d)...................     3,956,815        1.2
                                               Other Securities..........................     1,064,728        0.3
                                                                                           ------------      -----
                                                                                             16,272,350        5.0
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                       147,402      AT&T Inc.(d)..............................     6,117,183        1.9
TELECOMMUNICATION SERVICES         69,418      Verizon Communications, Inc. .............     2,857,939        0.9
                                               Other Securities..........................     1,009,852        0.3
                                                                                           ------------      -----
                                                                                              9,984,974        3.1
---------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES                             Other Securities..........................     5,809,987        1.8
---------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT                           Other Securities..........................     1,397,477        0.4
---------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &                         Other Securities..........................       710,865        0.2
INSTRUMENTS
---------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES        28,190      Schlumberger Ltd. ........................     2,394,459        0.7
                                               Other Securities..........................     4,427,371        1.4
                                                                                           ------------      -----
                                                                                              6,821,830        2.1
---------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING           57,916      Wal-Mart Stores, Inc. ....................     2,786,339        0.9
                                               Other Securities..........................     4,667,550        1.4
                                                                                           ------------      -----
                                                                                              7,453,889        2.3
---------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS                                  Other Securities..........................     4,686,323        1.4
---------------------------------------------------------------------------------------------------------------------
GAS UTILITIES                                  Other Securities..........................       578,992        0.2
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &            28,162      Medtronic, Inc. ..........................     1,460,481        0.5
SUPPLIES                                       Other Securities..........................     3,726,324        1.1
                                                                                           ------------      -----
                                                                                              5,186,805        1.6
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &            32,058      UnitedHealth Group, Inc. .................     1,639,446        0.5
SERVICES                                       Other Securities..........................     5,412,090        1.7
                                                                                           ------------      -----
                                                                                              7,051,536        2.2
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY                         Other Securities..........................       167,526        0.1
---------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &                          Other Securities..........................     4,846,098        1.5
LEISURE
---------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES                             Other Securities..........................     1,789,870        0.5
---------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS                 75,284      The Procter & Gamble Co.(a)...............     4,606,628        1.4
                                               Other Securities..........................     1,716,691        0.5
                                                                                           ------------      -----
                                                                                              6,323,319        1.9
---------------------------------------------------------------------------------------------------------------------
IT SERVICES                                    Other Securities..........................     3,576,006        1.1
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCERS                    Other Securities..........................     1,554,192        0.5
& ENERGY TRADERS
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES           17,246      3M Co. ...................................     1,496,780        0.4
                                  246,065      General Electric Co.(d)...................     9,419,368        2.9
                                   48,363      Tyco International Ltd.(a)................     1,634,186        0.5
                                               Other Securities..........................       306,106        0.1
                                                                                           ------------      -----
                                                                                             12,856,440        3.9
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)
--------------------------------------------------------------------------------

                                   SHARES                                                                  PERCENT OF
INDUSTRY                             HELD                    COMMON STOCKS                     VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
INSURANCE                          62,007      American International Group, Inc.(c).....  $  4,342,350        1.3%
                                               Other Securities..........................    10,685,771        3.3
                                                                                           ------------      -----
                                                                                             15,028,121        4.6
---------------------------------------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL                      Other Securities..........................       662,141        0.2
---------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES        5,230      Google, Inc. Class A(a)...................     2,737,277        0.8
                                               Other Securities..........................     1,810,764        0.6
                                                                                           ------------      -----
                                                                                              4,548,041        1.4
---------------------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS                   Other Securities..........................       616,957        0.2
---------------------------------------------------------------------------------------------------------------------
LIFE SCIENCES TOOLS &                          Other Securities..........................     1,012,487        0.3
SERVICES
---------------------------------------------------------------------------------------------------------------------
MACHINERY                                      Other Securities..........................     5,462,205        1.7
---------------------------------------------------------------------------------------------------------------------
MEDIA                              65,686      Comcast Corp. Class A(a)..................     1,847,090        0.6
                                   92,048      Time Warner, Inc. ........................     1,936,690        0.6
                                   47,782      Walt Disney Co. ..........................     1,631,277        0.5
                                               Other Securities..........................     5,134,500        1.5
                                                                                           ------------      -----
                                                                                             10,549,557        3.2
---------------------------------------------------------------------------------------------------------------------
METALS & MINING                                Other Securities..........................     3,006,097        0.9
---------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES                                Other Securities..........................     3,625,424        1.1
---------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL                               Other Securities..........................     3,775,980        1.1
---------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS                             Other Securities..........................       406,985        0.1
---------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS        51,407      Chevron Corp. ............................     4,330,526        1.3
                                   39,124      ConocoPhillips............................     3,071,234        0.9
                                  134,746      Exxon Mobil Corp. ........................    11,302,494        3.5
                                               Other Securities..........................     8,640,934        2.7
                                                                                           ------------      -----
                                                                                             27,345,188        8.4
---------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS                        Other Securities..........................       986,274        0.3
---------------------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS                              Other Securities..........................       510,112        0.1
---------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                    37,420      Abbott Laboratories.......................     2,003,841        0.6
                                   47,963      Bristol-Myers Squibb Co. .................     1,513,712        0.4
                                   69,253      Johnson & Johnson.........................     4,267,370        1.3
                                   51,879      Merck & Co., Inc. ........................     2,583,574        0.8
                                  167,860      Pfizer, Inc. .............................     4,292,180        1.3
                                   32,651      Wyeth.....................................     1,872,208        0.6
                                               Other Securities..........................     3,518,703        1.1
                                                                                           ------------      -----
                                                                                             20,051,588        6.1
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT                         Other Securities..........................     3,802,218        1.2
TRUSTS (REITS)
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT &                       Other Securities..........................       149,650        0.0
DEVELOPMENT
---------------------------------------------------------------------------------------------------------------------
ROAD & RAIL                                    Other Securities..........................     2,453,817        0.7
---------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS &                  138,988      Intel Corp. ..............................     3,302,355        1.0
SEMICONDUCTOR EQUIPMENT                        Other Securities..........................     5,331,297        1.6
                                                                                           ------------      -----
                                                                                              8,633,652        2.6
---------------------------------------------------------------------------------------------------------------------
SOFTWARE                          201,286      Microsoft Corp. ..........................     5,931,898        1.8
                                   94,685      Oracle Corp.(a)...........................     1,866,241        0.6
                                               Other Securities..........................     2,640,810        0.8
                                                                                           ------------      -----
                                                                                             10,438,949        3.2
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)
--------------------------------------------------------------------------------

                                   SHARES                                                                  PERCENT OF
INDUSTRY                             HELD                    COMMON STOCKS                     VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL                   47,159      Home Depot, Inc. .........................  $  1,855,707        0.6%
                                               Other Securities..........................     4,214,986        1.3
                                                                                           ------------      -----
                                                                                              6,070,693        1.9
---------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY                     Other Securities..........................     1,516,235        0.5
GOODS
---------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE         23,234      Fannie Mae................................     1,517,877        0.4
                                               Other Securities..........................     2,912,261        0.9
                                                                                           ------------      -----
                                                                                              4,430,138        1.3
---------------------------------------------------------------------------------------------------------------------
TOBACCO                            50,689      Altria Group, Inc. .......................     3,555,326        1.1
                                               Other Securities..........................       411,909        0.1
                                                                                           ------------      -----
                                                                                              3,967,235        1.2
---------------------------------------------------------------------------------------------------------------------
TRADING COMPANIES &                            Other Securities..........................       188,054        0.1
DISTRIBUTORS
---------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION                     Other Securities..........................     1,958,513        0.6
SERVICES
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS
                                               (COST--$172,651,950)......................   319,405,318       97.8
---------------------------------------------------------------------------------------------------------------------
                               BENEFICIAL
                                 INTEREST                SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
                              $ 7,694,417      BlackRock Liquidity Series, LLC Cash Sweep
                                                 Series, 5.33%(b)(e).....................     7,694,417        2.4
                               13,365,100      BlackRock Liquidity Series, LLC Money
                                                 Market Series, 5.33%(b)(e)(f)...........    13,365,100        4.1
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES
                                               (COST--$21,059,517).......................    21,059,517        6.5
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                               (COST--$193,711,467*).....................   340,464,835      104.3
                                               LIABILITIES IN EXCESS OF OTHER ASSETS.....   (14,029,006)      (4.3)
                                                                                           ------------      -----
                                               NET ASSETS................................  $326,435,829      100.0%
                                                                                           ============      =====
---------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2007, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $201,466,552
                                                               ============
Gross unrealized appreciation...............................   $143,519,829
Gross unrealized depreciation...............................     (4,521,546)
                                                               ------------
Net unrealized appreciation.................................   $138,998,283
                                                               ============

(a)  Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------------------------------------------------------------
                                                                                                     INTEREST/
                                                               PURCHASE      SALE       REALIZED     DIVIDEND
AFFILIATE                                                        COST        COST      GAIN (LOSS)    INCOME
--------------------------------------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC Cash Sweep Series...........        --    $2,299,081*         --     $501,875
BlackRock Liquidity Series, LLC Money Market Series.........        --    $  504,600*         --     $  5,950
Merrill Lynch & Co., Inc. ..................................   $91,944    $   64,519     $82,487     $ 14,405
The PNC Financial Services Group, Inc. .....................   $159,652   $   51,275     $  (896)    $  8,360
--------------------------------------------------------------------------------------------------------------

*    Represents net sale cost.

(c) All or a portion of security held as collateral in connection with open financial futures contracts.

(d)  Security, or a portion of security, is on loan.

(e)  Represents the current yield as of June 30, 2007.

(f)  Security was purchased with the cash proceeds from securities loans.

- "Other Securities" represents issues that are not identified as the 50 largest holdings of the Fund and issues not exceeding 1% of net assets. Some securities or a portion of, in this category are either held as collateral in connection with open financial futures contracts or is out on loan.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Schedule of Investments as of June 30, 2007 (concluded)
--------------------------------------------------------------------------------

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Industries are shown as a percent of net assets.

-    Financial futures contracts purchased as of June 30, 2007 were as follows:

-------------------------------------------------------------------------------------
NUMBER OF                                     EXPIRATION       FACE       UNREALIZED
CONTRACTS               ISSUE                    DATE         VALUE      DEPRECIATION
-------------------------------------------------------------------------------------
   20      S&P 500 Financial Futures
           Index..........................  September 2007  $7,626,583   $(49,422)
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Statement of Assets and Liabilities as of June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $13,066,377) (identified
  cost--$171,568,969).......................................                  $317,077,072
Investments in affiliated securities, at value (identified
  cost--$22,142,498)........................................                    23,387,763
Cash........................................................                             2
Receivables:
  Capital shares sold.......................................  $ 19,034,233
  Dividends.................................................       330,954
  Securities sold...........................................       158,030
  Securities lending........................................         1,651      19,524,868
                                                              ------------
Prepaid expenses and other assets...........................                         3,697
                                                                              ------------
Total assets................................................                   359,993,402
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                    13,365,100
Payables:
  Securities purchased......................................    19,824,913
  Capital shares redeemed...................................       176,383
  Investment adviser........................................        74,554
  Variation margin..........................................         5,958
  Other affiliates..........................................         4,338
  Distribution fees.........................................            22      20,086,168
                                                              ------------
Accrued expenses and other liabilities......................                       106,305
                                                                              ------------
Total liabilities...........................................                    33,557,573
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $326,435,829
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                  $  1,702,042
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                            17
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                             7
Paid-in capital in excess of par............................                   192,194,813
Undistributed investment income--net........................  $  2,702,248
Accumulated realized capital losses--net....................   (16,867,244)
Unrealized appreciation--net................................   146,703,946
                                                              ------------
Total accumulated earnings--net.............................                   132,538,950
                                                                              ------------
NET ASSETS..................................................                  $326,435,829
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $326,431,151 and 17,020,422
  shares outstanding........................................                  $      19.18
                                                                              ============
Class II--Based on net assets of $3,273 and 171.8 shares
  outstanding...............................................                  $      19.05
                                                                              ============
Class III--Based on net assets of $1,405 and 73.33 shares
  outstanding...............................................                  $      19.16
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (including $22,765 from affiliates)...............                 $ 2,832,483
Interest from affiliates....................................                     501,875
Securities lending--net.....................................                       5,950
                                                                             -----------
Total income................................................                   3,340,308
                                                                             -----------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $   487,167
Accounting services.........................................       53,719
Printing and shareholder reports............................       25,847
Professional fees...........................................       20,124
Licensing fees..............................................       18,761
Custodian fees..............................................       14,356
Directors' fees and expenses................................        8,896
Transfer agent fees--Class I................................        2,424
Pricing services............................................          522
Distribution fees--Class II.................................           23
Distribution fees--Class III................................            2
Other.......................................................        8,027
                                                              -----------
Total expenses..............................................                     639,868
                                                                             -----------
Investment income--net......................................                   2,700,440
                                                                             -----------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain on:
  Investments--net (including $81,591 from affiliates)......   10,567,712
  Financial futures contracts--net..........................      941,870     11,509,582
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................    6,449,179
  Financial futures contracts--net..........................      (79,617)     6,369,562
                                                              -----------    -----------
Total realized and unrealized gain--net.....................                  17,879,144
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $20,579,584
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               FOR THE SIX
                                                              MONTHS ENDED         FOR THE
                                                              JUNE 30, 2007       YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                             (UNAUDITED)    DECEMBER 31, 2006
------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  2,700,440       $  5,060,364
Realized gain--net..........................................    11,509,582         24,266,530
Change in unrealized appreciation/depreciation--net.........     6,369,562         16,360,665
                                                              ------------       ------------
Net increase in net assets resulting from operations........    20,579,584         45,687,559
                                                              ------------       ------------
------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................            --         (5,060,105)
  Class II..................................................            --                (21)
  Class III.................................................            --                (21)
                                                              ------------       ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................            --         (5,060,147)
                                                              ------------       ------------
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (35,346,267)       (41,281,695)
                                                              ------------       ------------
------------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................   (14,766,683)          (654,283)
Beginning of period.........................................   341,202,512        341,856,795
                                                              ------------       ------------
End of period*..............................................  $326,435,829       $341,202,512
                                                              ============       ============
------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $  2,702,248       $      1,808
                                                              ============       ============
------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                  CLASS I
                                                    --------------------------------------------------------------------
                                                     FOR THE SIX
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE        MONTHS ENDED              FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE       JUNE 30, 2007   ----------------------------------------------------
FINANCIAL STATEMENTS.                                (UNAUDITED)      2006       2005       2004       2003       2002
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............    $  17.97      $  15.81   $  15.35   $  14.12   $  11.15   $  14.58
                                                      --------      --------   --------   --------   --------   --------
Investment income--net**..........................         .15           .26        .24        .23        .18        .15
Realized and unrealized gain (loss)--net..........        1.06          2.19        .45       1.25       2.96      (3.41)
                                                      --------      --------   --------   --------   --------   --------
Total from investment operations..................        1.21          2.45        .69       1.48       3.14      (3.26)
                                                      --------      --------   --------   --------   --------   --------
Less dividends from investment income--net........          --          (.29)      (.23)      (.25)      (.17)      (.17)
                                                      --------      --------   --------   --------   --------   --------
Net asset value, end of period....................    $  19.18      $  17.97   $  15.81   $  15.35   $  14.12   $  11.15
                                                      ========      ========   ========   ========   ========   ========
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share................       6.73%+       15.49%      4.49%     10.51%     28.14%    (22.40%)
                                                      ========      ========   ========   ========   ========   ========
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..........................................        .39%***       .40%       .39%       .39%       .38%       .40%
                                                      ========      ========   ========   ========   ========   ========
Investment income--net............................       1.66%***      1.58%      1.52%      1.59%      1.41%      1.20%
                                                      ========      ========   ========   ========   ========   ========
------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..........    $326,431      $341,200   $341,855   $398,558   $448,704   $319,740
                                                      ========      ========   ========   ========   ========   ========
Portfolio turnover................................          8%            4%        10%         3%         2%         8%
                                                      ========      ========   ========   ========   ========   ========
------------------------------------------------------------------------------------------------------------------------

*  Total investment returns exclude insurance-related fees and expenses.

** Based on average shares outstanding.

*** Annualized.

+ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                   CLASS II
                                                          ----------------------------------------------------------
                                                           FOR THE SIX    FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE              MONTHS ENDED       DECEMBER 31,          FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE             JUNE 30, 2007   -------------------   SEPTEMBER 30, 2004@
FINANCIAL STATEMENTS.                                      (UNAUDITED)      2006       2005     TO DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....................     $17.97       $ 15.80    $ 15.34          $ 14.29
                                                             ------       -------    -------          -------
Investment income--net**................................        .18           .26        .24              .10
Realized and unrealized gain--net.......................        .90          2.20        .45             1.20
                                                             ------       -------    -------          -------
Total from investment operations........................       1.08          2.46        .69             1.30
                                                             ------       -------    -------          -------
Less dividends from investment income--net..............         --          (.29)      (.23)            (.25)
                                                             ------       -------    -------          -------
Net asset value, end of period..........................     $19.05       $ 17.97    $ 15.80          $ 15.34
                                                             ======       =======    =======          =======
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share......................      6.01%+       15.56%      4.50%            9.12%+
                                                             ======       =======    =======          =======
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses................................................       .52%***       .39%       .39%             .39%***
                                                             ======       =======    =======          =======
Investment income--net..................................      1.41%***      1.59%      1.53%            2.60%***
                                                             ======       =======    =======          =======
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)................     $    3       $     1    $     1          $     1
                                                             ======       =======    =======          =======
Portfolio turnover......................................         8%            4%        10%               3%
                                                             ======       =======    =======          =======
--------------------------------------------------------------------------------------------------------------------

*   Total investment returns exclude insurance-related fees and expenses.

**  Based on average shares outstanding.

*** Annualized.

+   Aggregate total investment return.

@   Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                 CLASS III
                                                         ---------------------------------------------------------
                                                          FOR THE SIX    FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE             MONTHS ENDED       DECEMBER 31,         FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE            JUNE 30, 2007   ------------------   SEPTEMBER 30, 2004@
FINANCIAL STATEMENTS.                                     (UNAUDITED)     2006       2005     TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................     $ 17.96      $ 15.80    $ 15.34         $ 14.29
                                                            -------      -------    -------         -------
Investment income--net**...............................         .14          .26        .24             .10
Realized and unrealized gain--net......................        1.06         2.19        .45            1.20
                                                            -------      -------    -------         -------
Total from investment operations.......................        1.20         2.45        .69            1.30
                                                            -------      -------    -------         -------
Less dividends from investment income--net.............          --         (.29)      (.23)           (.25)
                                                            -------      -------    -------         -------
Net asset value, end of period.........................     $ 19.16      $ 17.96    $ 15.80         $ 15.34
                                                            =======      =======    =======         =======
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.....................       6.68%+      15.50%      4.50%           9.12%+
                                                            =======      =======    =======         =======
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................        .64%***      .41%       .39%            .39%***
                                                            =======      =======    =======         =======
Investment income--net.................................       1.41%***     1.57%      1.53%           2.60%***
                                                            =======      =======    =======         =======
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...............     $     1      $     1    $     1         $     1
                                                            =======      =======    =======         =======
Portfolio turnover.....................................          8%           4%        10%              3%
                                                            =======      =======    =======         =======
------------------------------------------------------------------------------------------------------------------

*   Total investment returns exclude insurance-related fees and expenses.

**  Based on average shares outstanding.

*** Annualized.

+   Aggregate total investment return.

@   Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock S&P 500 Index V.I. Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset

--------------------------------------------------------------------------------

value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Company's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Fund's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract, due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund may write call and put options and purchase put options. when the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of

--------------------------------------------------------------------------------

business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Recent accounting pronouncements--Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. and various state tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's tax returns remains open for the years ended December 31, 2003 through December 31, 2006.

  In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

  In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with the Manager. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .30% of the average daily value of the Fund's net assets. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays BIM, for services it provides, a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

  The Company has received an exemptive order from the Securities and Exchange Com-

--------------------------------------------------------------------------------

mission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. As of June 30, 2007, the Fund lent securities with a value of $1,766,600 to MLPF&S or its affiliates. Pursuant to that order, the Company also has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the six months ended June 30, 2007, BIM received $1,988 in securities lending agent fees from the Fund.

  For the six months ended June 30, 2007, the Fund reimbursed the Manager $3,030 for certain accounting services.

  In addition, MLPF&S received $732 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2007.

  PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2007 were $23,471,336 and $30,528,347, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $35,346,267 and $41,281,695 for the six months ended June 30, 2007 and the year ended December 31, 2006, respectively.

  Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------
Class I Shares for the Six Months Ended
June 30, 2007                              Shares      Dollar Amount
--------------------------------------------------------------------
Shares sold...........................    1,116,104    $ 21,297,523
Shares redeemed.......................   (3,088,056)    (56,646,880)
                                         ----------    ------------
Net decrease..........................   (1,971,952)   $(35,349,357)
                                         ==========    ============
--------------------------------------------------------------------

------------------------------------------------------------------
Class I Shares for the Year Ended
December 31, 2006                        Shares      Dollar Amount
------------------------------------------------------------------
Shares sold..........................   2,540,316    $ 44,108,921
Shares issued to shareholders in
 reinvestment of dividends...........     281,594       5,060,105
                                       ----------    ------------
Total issued.........................   2,821,910      49,169,026
Shares redeemed......................  (5,459,026)    (90,450,763)
                                       ----------    ------------
Net decrease.........................  (2,637,116)   $(41,281,737)
                                       ==========    ============
------------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Six Months Ended                 Dollar
June 30, 2007                                 Shares     Amount
-----------------------------------------------------------------
Shares sold.................................   9,324    $ 180,038
Shares redeemed.............................  (9,225)    (176,948)
                                              ------    ---------
Net increase................................      99    $   3,090
                                              ======    =========
-----------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2006                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    1        $21
                                                    --       ---
Net increase....................................    1        $21
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Six Months Ended                   Dollar
June 30, 2007                                     Shares    Amount
------------------------------------------------------------------
Shares sold.....................................     --        --
                                                   ----      ----
Net increase....................................     --        --
                                                   ====      ====
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2006                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    1        $21
                                                    --       ---
Net increase....................................    1        $21
                                                    ==       ===
------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders, which expires November 2007. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2007.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2006, the Fund had a net capital loss carryforward of $20,591,546, of which $16,474,565 expires in 2010, $1,879,475 expires in 2011 and $2,237,506 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------

       BLACKROCK UTILITIES AND
       -------------------------------------------------------------------------
       TELECOMMUNICATIONS V.I. FUND
       -------------------------------------------------------------------------

                                                  Semi-Annual Report (Unaudited)
                                                                   June 30, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  The Fund outperformed its benchmarks for the period, benefiting from favorable stock selection across key industries.

HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2007, BlackRock Utilities and Telecommunications V.I. Fund's Class I Shares had a total return of +15.06%. The Fund significantly outpaced the +6.96% return of the broad-market Standard & Poor's (S&P) 500 Index and the +8.87% return of the S&P Utilities Index for the same period. Fund performance was competitive with the +15.20% average return of the Lipper Utility Funds (Variable Products) category for the six-month period. (Funds in this Lipper category invest primarily in the equity securities of domestic and foreign companies providing utilities. The Fund also invests in telecommunication services stocks, in which many funds in the Lipper group have no position.)

  U.S. equity markets enjoyed positive returns during the past six months, with much of the advance realized in the second half of this semi-annual reporting period. A near 5% retreat in the broad market (as measured by the S&P 500 Index) in late February was triggered by fears of an overheating in China's stock market and concerns over slowing economic growth in the United States. The investor jitters proved fairly short-lived, as equities embarked on a recovery in early March through May. The market entered a trading range in June, leading to a -1.66% monthly return for the S&P 500 Index. Overall, more defensive sectors fared well amid the volatile backdrop, as evidenced by the S&P Utilities Index's outperformance of the broader market.

  The Fund's performance for the period was positively affected by above-average returns from its holdings in electric utilities and independent power producers, as well as strong results among our holdings in wireless telecommunications. In particular, performance in the latter industry was driven by companies such as MetroPCS Communications, Inc., America Movil S.A. de C.V., Rogers Communications Inc. and Leap Wireless International Inc. Among independent power producers, the two most significant contributors to performance for the period were NRG Energy, Inc. and Mirant Corp.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  Over the course of the six-month period, the Fund's weighting in the telecommunications sector declined by nearly 3%, utilities increased close to 3% and energy exposure was relatively unchanged at roughly 4.6%. Drilling down to the subsector level, the portfolio's holdings in wireless telecommunications increased, as did its position in independent power producers (IPPs). Conversely, our position in multi-utilities declined slightly.

  We continued adding to the Fund's weighting in IPPs in 2007, a move we noted in our annual report to shareholders dated December 2006. We expect the IPPs and unregulated merchant power companies to benefit from the lack of new capacity to come to the market, while growth in demand for electric power continues at a pace that, on average, is consistent with the rate of gross domestic product growth.

  In the telecommunications sector, the Fund maintained significant weightings in AT&T Corp. and Verizon Communications Inc., the leaders in the wireless telecommunications industry. These two companies have the ability to bundle their products to provide a more complete package for consumers (wireline phone, wireless, broadband and video). We also maintained positions in Leap Wireless International, Inc. and MetroPCS Communications, Inc., both of which provide wireless communication services to more credit-challenged consumers and lower-income users. The cost to acquire these customers is relatively low, and the customers pay upfront for the wireless access, which typically is their only phone service. Sprint Nextel Corp., another Fund holding, has entered this lower-end market, although neither AT&T nor Verizon have done so as yet. We believe growth in this market should continue for some time and, eventually, we expect that we may see some consolidation among the smaller providers.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  At June 30, 2007, the Fund comprised approximately 100 holdings and was diversified across 12 countries. Utilities remained the most heavily weighted sector at period-end, at 65% of net assets, followed by telecommunication services at 27%. Energy represented the next highest weighting at just under 5% of net assets. This was followed by consumer discretionary

--------------------------------------------------------------------------------

(cable and satellite television) and industrials (power generation equipment/services).

  The electric utility industry is entering a higher capital expenditure cycle. This historically has been a positive development for the integrated utilities since regulators allow the companies a set return on equity for the dollars spent on equipment, thereby growing the companies' rate base. As a result, the stock prices of these companies ran up earlier in the year to trade at valuation multiples that we perceived to be at or close to fair value. We have since trimmed these holdings, while maintaining an investment focus on the unregulated power-generation and transmission/distribution companies. We believe the unregulated power-generation companies (that is, the IPPs) will be better positioned to take advantage of rising power prices given the potential demand/supply imbalance. Meanwhile, the transmission/distribution companies benefit from the need for better infrastructure and from the fact that they are regulated on a federal level rather than based on decisions made at the state level.

  As mentioned earlier, we see improving trends in the telecommunications sector. While the decline in the number of wireline access lines persists, the rate of decline is slowing. The bundling of products is reducing customer churn, and wireless penetration continues to grow. Companies offering prepaid wireless service have an opportunity to capture a wider customer base. The enterprise business also is showing signs of improvement as the pricing environment becomes more rational.

  Overall, we remain optimistic about the trends we are seeing in the United States, Europe and Latin America for both the utilities and telecommunications sectors.

Kathleen M. Anderson
Portfolio Manager

July 13, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                 BLACKROCK UTILITIES AND
                                                 TELECOMMUNICATIONS V.I.
                                                 FUND+--CLASS I SHARES*          S&P 500 INDEX++         S&P UTILITIES INDEX+++
                                                 -----------------------         ---------------         ----------------------
6/97                                                      10000                       10000                       10000
6/98                                                      12477                       13016                       13029
6/99                                                      14228                       15978                       14129
6/00                                                      15138                       17137                       14474
6/01                                                      14558                       14595                       17531
6/02                                                      12172                       11970                       11953
6/03                                                      11996                       12000                       11452
6/04                                                      13534                       14293                       12768
6/05                                                      17871                       15197                       17618
6/06                                                      20001                       16508                       18661
6/07                                                      26836                       19907                       23529

[LINE GRAPH]

                                     BLACKROCK UTILITIES     BLACKROCK UTILITIES
                                             AND                     AND
                                      TELECOMMUNICATIONS     TELECOMMUNICATIONS
                                     V.I. FUND+--CLASS II   V.I. FUND+--CLASS III
                                           SHARES*                 SHARES*            S&P 500 INDEX++      S&P UTILITIES INDEX+++
                                     --------------------   ---------------------     ---------------      ----------------------
9/30/04**                                   10000                   10000                  10000                    10000
6/05                                        12439                   12439                  10835                    12928
6/06                                        13936                   13936                  11770                    13693
6/07                                        18673                   18674                  14193                    17265

* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

**  Commencement of operations.

+ The Fund invests at least 80% of its net assets in a diversified portfolio of equity and debt securities issued by utility companies.

++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

+++ This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of electric and natural gas utilities within the S&P 500 Index.

    Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/07                                           +34.17%
--------------------------------------------------------------------------
Five Years Ended 6/30/07                                         +17.13
--------------------------------------------------------------------------
Ten Years Ended 6/30/07                                          +10.38
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/07                                           +34.00%
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/07                              +25.52
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/07                                           +34.00%
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/07                              +25.52
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH     STANDARDIZED
AS OF JUNE 30, 2007                                           TOTAL RETURN   TOTAL RETURN   30-DAY YIELD
--------------------------------------------------------------------------------------------------------
Class I Shares*                                                  +15.06%        +34.17%         1.44%
--------------------------------------------------------------------------------------------------------
Class II Shares*                                                 +14.91         +34.00            --
--------------------------------------------------------------------------------------------------------
Class III Shares*                                                +15.01         +34.00            --
--------------------------------------------------------------------------------------------------------
S&P 500(R) Index**                                               + 6.96         +20.59            --
--------------------------------------------------------------------------------------------------------
S&P Utilities Index***                                           + 8.87         +26.09            --
--------------------------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares. If such fees were included, returns shown would have been lower.

** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

*** This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of electric and natural gas utilities within the S&P 500 Index.

    Past results shown should not be considered a representation of future performance.

    S&P 500 is a registered trademark of the McGraw-Hill Companies.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2007 and held through June 30, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                                 BEGINNING         ENDING       DURING THE PERIOD*
                                                               ACCOUNT VALUE    ACCOUNT VALUE   JANUARY 1, 2007 TO
                                                              JANUARY 1, 2007   JUNE 30, 2007     JUNE 30, 2007
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,150.60           $4.02
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,149.10           $4.88
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,150.10           $5.25
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,021.16           $3.78
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,020.36           $4.58
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,020.01           $4.94
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.75% for Class I, .91% for Class II and .98% for Class
   III), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Portfolio Information as of June 30, 2007
--------------------------------------------------------------------------------

                                                                   PERCENT OF
INDUSTRY REPRESENTATION                                       LONG-TERM INVESTMENTS
-----------------------------------------------------------------------------------
Electric Utilities..........................................           35.6%
Diversified Telecommunication Services......................           15.7
Multi-Utilities.............................................           13.4
Independent Power Producers & Energy Traders................           12.2
Wireless Telecommunication Services.........................           11.5
Gas Utilities...............................................            3.9
Oil, Gas & Consumable Fuels.................................            3.9
Media.......................................................            1.4
Water Utilities.............................................            0.9
Energy Equipment & Services.................................            0.7
Construction & Engineering..................................            0.5
Electrical Equipment........................................            0.3
-----------------------------------------------------------------------------------

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Schedule of Investments as of June 30, 2007 (unaudited)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                        SHARES
COUNTRY             INDUSTRY                              HELD                 COMMON STOCKS                  VALUE
----------------------------------------------------------------------------------------------------------------------
BRAZIL--3.0%        DIVERSIFIED TELECOMMUNICATION        1,900    GVT Holding SA(b)......................  $    32,996
                    SERVICES--0.1%
                    --------------------------------------------------------------------------------------------------
                    ELECTRIC UTILITIES--1.8%             8,000    CPFL Energia SA(a).....................      485,840
                                                        16,000    Cia Energetica de Minas Gerais(a)......      337,600
                                                        11,000    EDP--Energias do Brasil SA.............      225,246
                                                                                                           -----------
                                                                                                             1,048,686
                    --------------------------------------------------------------------------------------------------
                    INDEPENDENT POWER PRODUCERS &   20,000,000    Cia Energetica de Sao Paulo (Preference
                    ENERGY TRADERS--0.6%                            Shares)(b)...........................      364,334
                    --------------------------------------------------------------------------------------------------
                    WATER UTILITIES--0.5%                7,200    Cia De Saneamento Basico Do Estado De
                                                                    Sao Paulo............................      158,706
                                                        11,000    Companhia de Saneamento de Minas
                                                                    Gerais...............................      164,800
                                                                                                           -----------
                                                                                                               323,506
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN BRAZIL..........    1,769,522
----------------------------------------------------------------------------------------------------------------------
CANADA--1.8%        DIVERSIFIED TELECOMMUNICATION       10,300    Manitoba Telecom Services, Inc. .......      453,384
                    SERVICES--0.8%
                    --------------------------------------------------------------------------------------------------
                    WIRELESS TELECOMMUNICATION          13,700    Rogers Communications, Inc. Class B....      582,113
                    SERVICES--1.0%
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN CANADA..........    1,035,497
----------------------------------------------------------------------------------------------------------------------
CZECH               ELECTRIC UTILITIES--0.5%             6,000    CEZ....................................      309,098
REPUBLIC--0.5%
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN THE CZECH
                                                                  REPUBLIC...............................      309,098
----------------------------------------------------------------------------------------------------------------------
FINLAND--1.0%       ELECTRIC UTILITIES--1.0%            18,200    Fortum Oyj.............................      568,704
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN FINLAND.........      568,704
----------------------------------------------------------------------------------------------------------------------
FRANCE--3.8%        DIVERSIFIED TELECOMMUNICATION       10,300    France Telecom SA......................      282,492
                    SERVICES--0.8%
                                                         4,900    Neuf Cegetel(b)........................      191,717
                                                                                                           -----------
                                                                                                               474,209
                    --------------------------------------------------------------------------------------------------
                    ELECTRIC UTILITIES--0.9%             4,900    Electricite de France..................      529,607
                    --------------------------------------------------------------------------------------------------
                    MULTI-UTILITIES--2.1%               11,000    Suez SA................................      628,853
                                                         7,087    Veolia Environnement...................      556,620
                                                                                                           -----------
                                                                                                             1,185,473
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN FRANCE..........    2,189,289
----------------------------------------------------------------------------------------------------------------------
GERMANY--2.1%       ELECTRIC UTILITIES--1.8%             6,200    E.ON AG................................    1,041,032
                    --------------------------------------------------------------------------------------------------
                    MULTI-UTILITIES--0.3%                1,700    RWE AG.................................      181,439
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN GERMANY.........    1,222,471
----------------------------------------------------------------------------------------------------------------------
GREECE--0.5%        DIVERSIFIED TELECOMMUNICATION        9,300    Hellenic Telecommunications
                    SERVICES--0.5%                                  Organization SA......................      288,245
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN GREECE..........      288,245
----------------------------------------------------------------------------------------------------------------------
ITALY--0.3%         ELECTRIC UTILITIES--0.3%            14,000    Enel SpA...............................      150,486
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN ITALY...........      150,486
----------------------------------------------------------------------------------------------------------------------
LUXEMBOURG--0.5%    WIRELESS TELECOMMUNICATION           3,400    Millicom International Cellular
                    SERVICES--0.5%                                  SA(b)................................      311,576
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN LUXEMBOURG......      311,576
----------------------------------------------------------------------------------------------------------------------
MEXICO--1.8%        WIRELESS TELECOMMUNICATION          16,600    America Movil, SA de CV(a).............    1,028,038
                    SERVICES--1.8%
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN MEXICO..........    1,028,038
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                        SHARES
COUNTRY             INDUSTRY                              HELD                 COMMON STOCKS                  VALUE
----------------------------------------------------------------------------------------------------------------------
NORWAY--0.7%        DIVERSIFIED TELECOMMUNICATION       22,100    Telenor ASA............................  $   431,986
                    SERVICES--0.7%
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN NORWAY..........      431,986
----------------------------------------------------------------------------------------------------------------------
SPAIN--2.7%         DIVERSIFIED TELECOMMUNICATION       26,688    Telefonica SA..........................      593,917
                    SERVICES--1.0%
                    --------------------------------------------------------------------------------------------------
                    ELECTRIC UTILITIES--1.4%             5,400    Endesa SA..............................      293,881
                                                         9,000    Iberdrola SA...........................      502,529
                                                                                                           -----------
                                                                                                               796,410
                    --------------------------------------------------------------------------------------------------
                    ELECTRICAL EQUIPMENT--0.3%           4,900    Gamesa Corp. Tecnologica SA............      177,262
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN SPAIN...........    1,567,589
----------------------------------------------------------------------------------------------------------------------
UNITED              DIVERSIFIED TELECOMMUNICATION       37,700    BT Group Plc...........................      250,914
KINGDOM--5.4%       SERVICES--0.4%
                    --------------------------------------------------------------------------------------------------
                    ELECTRIC UTILITIES--0.7%            13,900    Scottish & Southern Energy Plc.........      403,020
                    --------------------------------------------------------------------------------------------------
                    INDEPENDENT POWER PRODUCERS &       66,600    International Power Plc................      572,473
                    ENERGY TRADERS--1.0%
                    --------------------------------------------------------------------------------------------------
                    MULTI-UTILITIES--1.2%               44,600    Centrica Plc...........................      346,510
                                                        23,538    National Grid Plc......................      347,310
                                                                                                           -----------
                                                                                                               693,820
                    --------------------------------------------------------------------------------------------------
                    WATER UTILITIES--0.4%               34,400    Northumbrian Water Group Plc...........      211,041
                    --------------------------------------------------------------------------------------------------
                    WIRELESS TELECOMMUNICATION          29,037    Vodafone Group Plc(a)..................      976,514
                    SERVICES--1.7%
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN THE UNITED
                                                                  KINGDOM................................    3,107,782
----------------------------------------------------------------------------------------------------------------------
UNITED              CONSTRUCTION &                       7,900    InfraSource Services, Inc.(b)..........      293,090
STATES--74.8%       ENGINEERING--0.5%

                    --------------------------------------------------------------------------------------------------
                    DIVERSIFIED TELECOMMUNICATION       77,747    AT&T Inc. .............................    3,226,501
                    SERVICES--11.3%
                                                        27,100    Citizens Communications Co. ...........      413,817
                                                         3,400    Embarq Corp. ..........................      215,458
                                                        92,000    Level 3 Communications, Inc.(b)........      538,200
                                                        26,000    Qwest Communications International
                                                                    Inc.(b)..............................      252,200
                                                        40,500    Verizon Communications, Inc. ..........    1,667,385
                                                        13,355    Windstream Corp. ......................      197,120
                                                                                                           -----------
                                                                                                             6,510,681
                    --------------------------------------------------------------------------------------------------
                    ELECTRIC UTILITIES--27.0%           17,500    Allegheny Energy, Inc.(b)..............      905,450
                                                        15,300    American Electric Power Co., Inc. .....      689,112
                                                        25,200    DPL, Inc. .............................      714,168
                                                        46,343    Duke Energy Corp. .....................      848,077
                                                        23,200    Edison International...................    1,301,984
                                                        17,700    Entergy Corp. .........................    1,900,095
                                                        26,100    Exelon Corp. ..........................    1,894,860
                                                        21,600    FPL Group, Inc. .......................    1,225,584
                                                        17,700    FirstEnergy Corp. .....................    1,145,721
                                                        16,700    ITC Holdings Corp. ....................      678,521
                                                        24,800    Mirant Corp.(b)........................    1,057,720
                                                        12,100    Northeast Utilities Inc. ..............      343,156
                                                        35,100    PPL Corp. .............................    1,642,329
                                                        10,300    Pepco Holdings, Inc. ..................      290,460
                                                         3,800    Progress Energy, Inc. .................      173,242
                                                        12,700    Reliant Energy, Inc.(b)................      342,265
                                                        14,600    The Southern Co. ......................      500,634
                                                                                                           -----------
                                                                                                            15,653,378
                    --------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                        SHARES
COUNTRY             INDUSTRY                              HELD                 COMMON STOCKS                  VALUE
----------------------------------------------------------------------------------------------------------------------
UNITED STATES       ENERGY EQUIPMENT &                   4,900    Grant Prideco, Inc.(b).................  $   263,767
(CONCLUDED)         SERVICES--0.7%
                                                         1,500    Transocean, Inc.(b)....................      158,970
                                                                                                           -----------
                                                                                                               422,737
                    --------------------------------------------------------------------------------------------------
                    GAS UTILITIES--3.9%                  7,900    Energen Corp. .........................      434,026
                                                         8,300    Equitable Resources, Inc. .............      411,348
                                                         4,600    New Jersey Resources Corp. ............      234,692
                                                        14,600    Questar Corp. .........................      771,610
                                                         9,021    Spectra Energy Corp. ..................      234,185
                                                         6,400    UGI Corp. .............................      174,592
                                                                                                           -----------
                                                                                                             2,260,453
                    --------------------------------------------------------------------------------------------------
                    INDEPENDENT POWER PRODUCERS &       18,100    The AES Corp.(b).......................      396,028
                    ENERGY TRADERS--9.9%
                                                        18,500    Constellation Energy Group, Inc. ......    1,612,645
                                                        33,517    Dynegy, Inc. Class A(b)................      316,401
                                                        47,600    NRG Energy, Inc.(b)....................    1,978,732
                                                         8,500    Ormat Technologies, Inc. ..............      320,280
                                                        16,300    TXU Corp. .............................    1,096,990
                                                                                                           -----------
                                                                                                             5,721,076
                    --------------------------------------------------------------------------------------------------
                    MEDIA--1.4%                         18,600    Comcast Corp. Special Class A(b).......      520,056
                                                         6,700    EchoStar Communications Corp. Class
                                                                    A(b).................................      290,579
                                                                                                           -----------
                                                                                                               810,635
                    --------------------------------------------------------------------------------------------------
                    MULTI-UTILITIES--9.7%               45,400    CMS Energy Corp. ......................      780,880
                                                         6,300    DTE Energy Co. ........................      303,786
                                                        11,800    Dominion Resources, Inc. ..............    1,018,458
                                                         7,100    MDU Resources Group, Inc. .............      199,084
                                                        14,300    NSTAR..................................      464,035
                                                        18,500    PG&E Corp. ............................      838,050
                                                        15,600    Public Service Enterprise Group,
                                                                    Inc. ................................    1,369,368
                                                         6,500    Sempra Energy..........................      384,995
                                                         6,300    Wisconsin Energy Corp. ................      278,649
                                                                                                           -----------
                                                                                                             5,637,305
                    --------------------------------------------------------------------------------------------------
                    OIL, GAS & CONSUMABLE                4,400    Devon Energy Corp. ....................      344,476
                    FUELS--3.9%
                                                         5,200    EOG Resources, Inc. ...................      379,912
                                                         4,400    Holly Corp. ...........................      326,436
                                                         6,400    Range Resources Corp. .................      239,424
                                                         7,500    Southwestern Energy Co.(b).............      333,750
                                                        19,700    Williams Cos., Inc. ...................      622,914
                                                                                                           -----------
                                                                                                             2,246,912
                    --------------------------------------------------------------------------------------------------
                    WIRELESS TELECOMMUNICATION           4,540    Alltel Corp. ..........................      306,677
                    SERVICES--6.5%
                                                        11,000    American Tower Corp. Class A(b)........      462,000
                                                        13,425    Crown Castle International Corp.(b)....      486,925
                                                        20,600    Dobson Communications Corp. Class
                                                                    A(b).................................      228,660
                                                         2,700    Leap Wireless International, Inc.(b)...      228,150
                                                        30,000    MetroPCS Communications, Inc.(b).......      991,200
                                                        14,300    SBA Communications Corp. Class A(b)....      480,337
                                                        26,900    Sprint Nextel Corp. ...................      557,099
                                                                                                           -----------
                                                                                                             3,741,048
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN THE
                                                                  UNITED STATES..........................   43,297,315
----------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS
                                                                  (COST--$37,459,320)--98.9%.............   57,277,598
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Schedule of Investments as of June 30, 2007 (concluded)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                          FACE
COUNTRY             INDUSTRY                            AMOUNT                TRUST PREFERRED                 VALUE
----------------------------------------------------------------------------------------------------------------------
UNITED STATES--0.6% INDEPENDENT POWER PRODUCERS &   $  357,550    AES Trust III, 6.75% due
                    ENERGY TRADERS--0.6%                            10/15/2029(c)........................  $   352,246
----------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL TRUST PREFERRED
                                                                  (COST--$218,696)--0.6%.................      352,246
----------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL INVESTMENTS
                                                                  (COST--$37,678,016*)--99.5%............   57,629,844
                                                                  OTHER ASSETS LESS LIABILITIES--0.5%....      284,663
                                                                                                           -----------
                                                                  NET ASSETS--100.0%.....................  $57,914,507
                                                                                                           ===========
----------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2007, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $37,678,016
                                                               ===========
Gross unrealized appreciation...............................   $19,963,246
Gross unrealized depreciation...............................       (11,418)
                                                               -----------
Net unrealized appreciation.................................   $19,951,828
                                                               ===========

(a)  Depositary receipts.

(b)  Non-income producing security.

(c)  Convertible security.

- Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

-------------------------------------------------------------------------------------
                                                                   NET       INTEREST
AFFILIATE                                                       ACTIVITY      INCOME
-------------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC Cash Sweep Series...........   $(2,521,336)  $29,162
-------------------------------------------------------------------------------------

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Statement of Assets and Liabilities as of June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$37,678,016)........................................                 $57,629,844
Foreign cash (cost--$37,190)................................                      37,456
Receivables:
  Securities sold...........................................  $   412,125
  Dividends.................................................      122,856
  Capital shares sold.......................................       65,258
  Interest (including $3,728 from affiliates)...............        9,032        609,271
                                                              -----------
Prepaid expenses............................................                         462
                                                                             -----------
Total assets................................................                  58,277,033
                                                                             -----------
-----------------------------------------------------------------------------------------
LIABILITIES:
Bank overdraft..............................................                     275,021
Payables:
  Securities purchased......................................       52,939
  Investment adviser........................................       28,269
  Other affiliates..........................................        1,771
  Capital shares redeemed...................................          242
  Distributor...............................................            1         83,222
                                                              -----------
Accrued expenses and other liabilities......................                       4,283
                                                                             -----------
Total liabilities...........................................                     362,526
                                                                             -----------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                 $57,914,507
                                                                             ===========
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                 $   438,946
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                          14
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                          14
Paid-in capital in excess of par............................                  33,932,503
Undistributed investment income--net........................  $   302,639
Undistributed realized capital gains--net...................    3,287,468
Unrealized appreciation--net................................   19,952,923
                                                              -----------
Total accumulated earnings--net.............................                  23,543,030
                                                                             -----------
NET ASSETS..................................................                 $57,914,507
                                                                             ===========
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $57,910,772 and 4,389,462
  shares outstanding........................................                 $     13.19
                                                                             ===========
Class II--Based on net assets of $1,868 and 141.7 shares
  outstanding...............................................                 $     13.18
                                                                             ===========
Class III--Based on net assets of $1,867 and 141.7 shares
  outstanding...............................................                 $     13.18
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $28,268 foreign withholding tax)..........                $  704,255
Interest (including $29,162 from affiliates)................                    41,938
                                                                            ----------
Total income................................................                   746,193
                                                                            ----------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  170,616
Professional fees...........................................      15,149
Accounting services.........................................       6,948
Custodian fees..............................................       5,154
Printing and shareholder reports............................       4,371
Transfer agent fees--Class I................................       2,559
Directors' fees and expenses................................       2,045
Pricing services............................................       1,669
Distribution fees--Class III................................           2
Distribution fees--Class II.................................           1
Other.......................................................       5,024
                                                              ----------
Total expenses..............................................                   213,538
                                                                            ----------
Investment income--net......................................                   532,655
                                                                            ----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN--NET:
Realized gain on:
  Investments--net..........................................   3,286,016
  Foreign currency transactions--net........................       1,455     3,287,471
                                                              ----------
Change in unrealized appreciation on:
  Investments--net..........................................   4,060,594
  Foreign currency transactions--net........................         465     4,061,059
                                                              ----------    ----------
Total realized and unrealized gain--net.....................                 7,348,530
                                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $7,881,185
                                                                            ==========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               FOR THE SIX
                                                              MONTHS ENDED         FOR THE
                                                              JUNE 30, 2007      YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                             (UNAUDITED)    DECEMBER 31, 2006
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................   $   532,655       $ 1,458,741
Realized gain--net..........................................     3,287,471         8,516,009
Change in unrealized appreciation/depreciation--net.........     4,061,059         1,612,821
                                                               -----------       -----------
Net increase in net assets resulting from operations........     7,881,185        11,587,571
                                                               -----------       -----------
-----------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................      (229,460)       (1,451,732)
  Class II..................................................            (6)              (42)
  Class III.................................................            (6)              (42)
Realized gain--net:
  Class I...................................................    (2,056,031)       (1,385,996)
  Class II..................................................           (64)              (41)
  Class III.................................................           (64)              (41)
                                                               -----------       -----------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................    (2,285,631)       (2,837,894)
                                                               -----------       -----------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................    (2,733,629)       (5,140,451)
                                                               -----------       -----------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................     2,861,925         3,609,226
Beginning of period.........................................    55,052,582        51,443,356
                                                               -----------       -----------
End of period*..............................................   $57,914,507       $55,052,582
                                                               ===========       ===========
-----------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................   $   302,639       $      (544)
                                                               ===========       ===========
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                               CLASS I
                                                   ---------------------------------------------------------------
                                                    FOR THE SIX
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE       MONTHS ENDED            FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE      JUNE 30, 2007   -----------------------------------------------
FINANCIAL STATEMENTS.                               (UNAUDITED)     2006      2005      2004      2003      2002
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............     $ 11.93      $ 10.06   $  9.03   $  7.37   $  6.32   $  8.25
                                                      -------      -------   -------   -------   -------   -------
Investment income--net***........................         .12          .31       .24       .20       .20       .25
Realized and unrealized gain (loss)--net.........        1.66         2.19      1.03      1.67      1.05     (1.76)
                                                      -------      -------   -------   -------   -------   -------
Total from investment operations.................        1.78         2.50      1.27      1.87      1.25     (1.51)
                                                      -------      -------   -------   -------   -------   -------
Less dividends and distributions:
  Investment income--net.........................        (.05)        (.32)     (.24)     (.21)     (.20)     (.26)
  Realized gain--net.............................        (.47)        (.31)       --        --        --      (.16)
                                                      -------      -------   -------   -------   -------   -------
Total dividends and distributions................        (.52)        (.63)     (.24)     (.21)     (.20)     (.42)
                                                      -------      -------   -------   -------   -------   -------
Net asset value, end of period...................     $ 13.19      $ 11.93   $ 10.06   $  9.03   $  7.37   $  6.32
                                                      =======      =======   =======   =======   =======   =======
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...............      15.06%+      25.23%    14.14%    25.72%    20.19%   (18.77%)
                                                      =======      =======   =======   =======   =======   =======
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.........................................        .75%*        .77%      .83%      .79%      .73%      .75%
                                                      =======      =======   =======   =======   =======   =======
Investment income--net...........................       1.87%*       2.86%     2.48%     2.60%     3.02%     3.50%
                                                      =======      =======   =======   =======   =======   =======
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).........     $57,911      $55,049   $51,441   $50,665   $47,790   $46,039
                                                      =======      =======   =======   =======   =======   =======
Portfolio turnover...............................         16%          47%       29%       12%       20%       30%
                                                      =======      =======   =======   =======   =======   =======
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                 CLASS II
                                                         ---------------------------------------------------------
                                                          FOR THE SIX    FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE             MONTHS ENDED       DECEMBER 31,         FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE            JUNE 30, 2007   ------------------   SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                     (UNAUDITED)     2006       2005     TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................     $ 11.93      $ 10.06    $  9.03         $  8.04
                                                            -------      -------    -------         -------
Investment income--net***..............................         .11          .31        .24             .05
Realized and unrealized gain--net......................        1.66         2.19       1.03            1.05
                                                            -------      -------    -------         -------
Total from investment operations.......................        1.77         2.50       1.27            1.10
                                                            -------      -------    -------         -------
Less dividends and distributions:
  Investment income--net...............................        (.05)        (.32)      (.24)           (.11)
  Realized gain--net...................................        (.47)        (.31)        --              --
                                                            -------      -------    -------         -------
Total dividends and distributions......................        (.52)        (.63)      (.24)           (.11)
                                                            -------      -------    -------         -------
Net asset value, end of period.........................     $ 13.18      $ 11.93    $ 10.06         $  9.03
                                                            =======      =======    =======         =======
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.....................      14.91%@      25.23%     14.14%          13.69%@
                                                            =======      =======    =======         =======
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................        .91%*        .79%       .83%            .79%*
                                                            =======      =======    =======         =======
Investment income--net.................................       1.72%*       2.83%      2.44%           2.30%*
                                                            =======      =======    =======         =======
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...............     $     2      $     2    $     1         $     1
                                                            =======      =======    =======         =======
Portfolio turnover.....................................         16%          47%        29%             12%
                                                            =======      =======    =======         =======
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                 CLASS III
                                                         ---------------------------------------------------------
                                                          FOR THE SIX    FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE             MONTHS ENDED       DECEMBER 31,         FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE            JUNE 30, 2007   ------------------   SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                     (UNAUDITED)     2006       2005     TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................     $ 11.92      $ 10.06    $  9.03         $  8.04
                                                            -------      -------    -------         -------
Investment income--net***..............................         .11          .31        .24             .05
Realized and unrealized gain--net......................        1.67         2.18       1.03            1.05
                                                            -------      -------    -------         -------
Total from investment operations.......................        1.78         2.49       1.27            1.10
                                                            -------      -------    -------         -------
Less dividends and distributions:
  Investment income--net...............................        (.05)        (.32)      (.24)           (.11)
  Realized gain--net...................................        (.47)        (.31)        --              --
                                                            -------      -------    -------         -------
Total dividends and distributions......................        (.52)        (.63)      (.24)           (.11)
                                                            -------      -------    -------         -------
Net asset value, end of period.........................     $ 13.18      $ 11.92    $ 10.06         $  9.03
                                                            =======      =======    =======         =======
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.....................      15.01%@      25.13%     14.14%          13.69%@
                                                            =======      =======    =======         =======
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................        .98%*        .82%       .83%            .79%*
                                                            =======      =======    =======         =======
Investment income--net.................................       1.66%*       2.80%      2.44%           2.30%*
                                                            =======      =======    =======         =======
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...............     $     2      $     2    $     1         $     1
                                                            =======      =======    =======         =======
Portfolio turnover.....................................         16%          47%        29%             12%
                                                            =======      =======    =======         =======
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock Utilities and Telecommunications V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset

--------------------------------------------------------------------------------

value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Company's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

- Options--The Fund may write covered call and put options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

  Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends

--------------------------------------------------------------------------------

from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Bank overdraft--The Fund recorded a bank overdraft, which resulted from management estimates of available cash.

  (j) Recent accounting pronouncements--Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. and various state tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's tax returns remains open for the years ended December 31, 2003 through December 31, 2006.

  In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

  In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with the Manager. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc.

--------------------------------------------------------------------------------

Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .60% of the average daily value of the Fund's net assets. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays BIM for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Company also has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

  For the six months ended June 30, 2007, the Fund reimbursed the Manager $541 for certain accounting services.

  In addition, MLPF&S received $3,230 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2007.

  PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2007 were $8,874,315 and $11,770,390, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $2,733,629 and $5,140,451 for the six months ended June 30, 2007 and the year ended December 31, 2006, respectively.

  Transactions in capital shares for each class were as follows:

------------------------------------------------------------------
Class I Shares for the Six Months Ended                  Dollar
June 30, 2007                                Shares      Amount
------------------------------------------------------------------
Shares sold...............................   326,287   $ 4,178,460
Shares issued to shareholders in
 reinvestment of dividends and
 distributions............................   178,219     2,285,631
                                            --------   -----------
Total issued..............................   504,506     6,464,091
Shares redeemed...........................  (728,367)   (9,197,860)
                                            --------   -----------
Net decrease..............................  (223,861)  $(2,733,769)
                                            ========   ===========
------------------------------------------------------------------

-------------------------------------------------------------------
Class I Shares for the Year Ended
December 31, 2006                          Shares     Dollar Amount
-------------------------------------------------------------------
Shares sold............................     357,878   $  4,070,091
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................     248,126      2,837,728
                                         ----------   ------------
Total issued...........................     606,004      6,907,819
Shares redeemed........................  (1,107,405)   (12,048,436)
                                         ----------   ------------
Net decrease...........................    (501,401)  $ (5,140,617)
                                         ==========   ============
-------------------------------------------------------------------

-------------------------------------------------------------------
Class II Shares for the Six Months Ended                     Dollar
June 30, 2007                                       Shares   Amount
-------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends and distributions......................   5.5      $70
                                                     ---      ---
Net increase......................................   5.5      $70
                                                     ===      ===
-------------------------------------------------------------------

-------------------------------------------------------------------
Class II Shares for the Year Ended                           Dollar
December 31, 2006                                   Shares   Amount
-------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends and distributions......................    7       $83
                                                      --      ---
Net increase......................................    7       $83
                                                      ==      ===
-------------------------------------------------------------------

-------------------------------------------------------------------
Class III Shares for the Six Months Ended                    Dollar
June 30, 2007                                       Shares   Amount
-------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends and distributions......................   5.5      $70
                                                     ---      ---
Net increase......................................   5.5      $70
                                                     ===      ===
-------------------------------------------------------------------

-------------------------------------------------------------------
Class III Shares for the Year Ended                          Dollar
December 31, 2006                                   Shares   Amount
-------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends and distributions......................    7       $83
                                                      --      ---
Net increase......................................    7       $83
                                                      ==      ===
-------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders, which expires November 2007. The Fund may borrow

--------------------------------------------------------------------------------

under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2007.

6. SUBSEQUENT EVENT:

The Fund paid an ordinary income dividend of $.069867 per share of Class I shares, $.069867 per share of Class II shares and $.069867 per share of Class III shares on July 20, 2007 to shareholders of record on July 18, 2007.

--------------------------------------------------------------------------------

       BLACKROCK VALUE
       -------------------------------------------------------------------------
       OPPORTUNITIES V.I. FUND
       -------------------------------------------------------------------------

                                                  Semi-Annual Report (Unaudited)
                                                                   June 30, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  The Fund outperformed both its benchmark and comparable Lipper category average for the period, benefiting primarily from successful stock selection.

HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2007, BlackRock Value Opportunities V.I. Fund's Class I, Class II and Class III Shares had total returns of +9.65%, +9.55% and +9.41%, respectively. For the same period, the benchmark Russell 2000 Index returned +6.45% and the Lipper Small Cap Value Funds (Variable Products) category posted an average return of +5.69%. (Funds in this Lipper category seek long-term growth of capital by investing in small-capitalization companies that are considered to be undervalued relative to a major unmanaged stock index.)

  U.S. equity markets closed the first half of 2007 firmly in positive territory, despite growing investor concern regarding the deteriorating housing market, credit risk in the subprime mortgage segment and diminishing expectations for a near-term cut in the target federal funds rate. In this environment, large cap stocks outperformed small cap stocks; however mid cap stocks were the market's best overall performers throughout the six months. In terms of style, growth outpaced value across the market capitalization spectrum. This was quite pronounced in the small cap space, where the Russell 2000 Growth Index's return of +9.33% more than doubled the +3.80% return of the Russell 2000 Value Index. For this reason, our relative value approach--wherein we look for stocks trading at the low end of their historical valuation ranges, rather than making decisions on an absolute valuation basis--proved advantageous.

WHAT FACTORS MOST INFLUENCED FUND PERFORMANCE?

  The majority of the Fund's outperformance relative to the Russell 2000 Index resulted from selection across multiple industries.

  The largest contributor to portfolio performance was Dresser-Rand Group, Inc., a manufacturer of compressors sold into the energy industry. The company benefited from a substantial increase in orders and solid earnings. Overall, the energy sector contributed about 150 basis points (1.50%) of outperformance, most of which was driven by favorable stock selection. In the consumer discretionary sector, shares of RadioShack were the leading contributor. The stock graduated to mid cap status, and we eliminated it from the portfolio on share price strength. In the industrials sector, aerospace & defense company, EDO Corp. contributed favorably as the shares surged on news of additional contract wins from the U.S. Department of defense.

  The Fund's financial services positioning also proved advantageous during the period. We had minimal exposure to the subprime market based on our long-held conviction that default rates would increase. We favored financial services stocks without much credit risk, such as the insurers. Our position in Conseco, Inc., a provider of life insurance and supplemental medical insurance, contributed to Fund results, and we significantly reduced the position on strength. Our investments in real estate investment trusts (REITs) also benefited performance. Crescent Real Estate Equities Co., the Fund's largest REITs position, appreciated on news that it would be acquired by Morgan Stanley. While REITs as a group declined sharply, our substantial position in Crescent did well on the takeover announcement. Merger-and-acquisition (M&A) activity continued at a robust pace and drove returns for a number of our holdings. During this six-month period, roughly 11 of the portfolio's investments were the subject of takeover activity or merger announcements.

  Detracting from performance, although not enough to hinder the Fund's solid results, was stock selection in the health care sector. One of our large positions, Medicis Pharmaceutical Corp., underperformed as the launch of a competitor's product led to worries regarding the company's market positioning. Nevertheless, with only two players addressing this emerging growth opportunity, we expect continued strong earnings. Finally, our position in Friedman, Billings, Ramsey Group, Inc. hindered relative results. We initially purchased Friedman, Billings, Ramsey Group for its investment banking/capital markets business, but it also owned a portfolio of subprime mortgages that it was looking to sell. The subprime market collapsed before the company could liquidate its portfolio. Ultimately, we sold our position in Friedman, Billings, Ramsey Group upon a small bounce in subprime stocks.

--------------------------------------------------------------------------------

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  Our emphasis on the larger end of our market-capitalization range played out nicely in the first half of 2007 as large and mid cap stocks outperformed their smaller counterparts. For the most part, however, we have emphasized the extremes of our benchmark, with exposure at the high end of our capitalization range coupled with a lot of very small/micro-cap names. It was at the market cap extremes of our category where we were able to find opportunities that were less exploited by the marketplace.

  More recent purchases have been in the heart of the small cap space. As stocks graduated out of the portfolio, we have replaced them with market caps below $2.0 billion. Crescent Real Estate Equities Co., for example, became mid cap on the acquisition announcement and we replaced it with smaller names. One addition was Omega Healthcare Investors, Inc., which invests in and provides financing to the long-term care industry. In the energy sector, we trimmed our position in Dresser-Rand Group, Inc. as it had appreciated sharply and moved into mid cap territory. We reinvested the proceeds in smaller energy stocks, such as oil and gas exploration and production companies Venoco, Inc. and Swift Energy Co.

  We increased the Fund's position in utilities, an area where we have seen some M&A activity. We previously had underweighted utilities, but the sector is beginning to look attractive again. Health care also has been an area of new investment, particularly within the biotechnology industry. We have seen a lot of consolidation activity and believe large cap pharmaceutical companies could be looking to acquire additional small players with emerging drug pipelines. For example, we initiated positions in Regeneron Pharmaceuticals, Inc., Enzon Pharmaceuticals, Inc. and PDL BioPharma, Inc.

  On the sell side, we reined in our overweighting in energy somewhat as oil prices topped $72 per barrel. Similarly, we reduced our overweighting in industrials upon the strong performance seen in the aerospace & defense industry. Finally, we have not found many compelling new opportunities in materials stocks and slightly pruned our existing positions in steel-related names, which on a combined basis represents a modest underweighting of the sector.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  At June 30, 2007, the Fund was most overweight versus the Russell 2000 Index in financial services and energy, and most underweight in consumer discretionary and industrials. The Fund's largest absolute exposure at period-end was in financial services, followed by information technology.

  Small cap stocks are vulnerable to concerns about rising financing costs and slowing M&A activity. Higher interest rates are likely to ease investor interest in small caps, and we expect that the pace of consolidation activity will slow. We have a more cautious long-term view, but continue to find attractive opportunities in specific small cap stocks. We ended the period with a fully invested portfolio and will continue to rebalance our positioning to mitigate risk.

R. Elise Baum, CFA
Portfolio Manager

July 13, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                               BLACKROCK VALUE OPPORTUNITIES
                                                                V.I. FUND+--CLASS I SHARES*            RUSSELL 2000 INDEX++
                                                               -----------------------------           --------------------
6/97                                                                       10000                              10000
6/98                                                                       11434                              11651
6/99                                                                       11647                              11826
6/00                                                                       14511                              13520
6/01                                                                       18303                              13597
6/02                                                                       17695                              12428
6/03                                                                       17136                              12224
6/04                                                                       22642                              16303
6/05                                                                       24297                              17843
6/06                                                                       28457                              20443
6/07                                                                       33310                              23803

[LINE GRAPH]

                                                               BLACKROCK VALUE OPPORTUNITIES
                                                                V.I. FUND+--CLASS II SHARES*           RUSSELL 2000 INDEX++
                                                               -----------------------------           --------------------
10/23/97**                                                                 10000                              10000
6/98                                                                        9757                              10232
6/99                                                                        9921                              10386
6/00                                                                       12348                              11873
6/01                                                                       15552                              11941
6/02                                                                       15007                              10915
6/03                                                                       14516                              10736
6/04                                                                       19146                              14318
6/05                                                                       20518                              15670
6/06                                                                       23994                              17954
6/07                                                                       28040                              20905

[LINE GRAPH]

                                                               BLACKROCK VALUE OPPORTUNITIES
                                                               V.I. FUND+--CLASS III SHARES*           RUSSELL 2000 INDEX++
                                                               -----------------------------           --------------------
11/18/03**                                                                 10000                              10000
6/04                                                                       11406                              11416
6/05                                                                       12212                              12494
6/06                                                                       14228                              14315
6/07                                                                       16588                              16668

* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A and Class B Shares were redesignated Class I and Class II Shares.
** Commencement of operations.
+ The Fund invests primarily in common stocks of small companies and emerging growth companies that Fund management believes have special investment value.
++ This unmanaged Index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors.

   Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/07                                           +17.05%
--------------------------------------------------------------------------
Five Years Ended 6/30/07                                         +13.49
--------------------------------------------------------------------------
Ten Years Ended 6/30/07                                          +12.79
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/07                                           +16.87%
--------------------------------------------------------------------------
Five Years Ended 6/30/07                                         +13.32
--------------------------------------------------------------------------
Inception (10/23/97) through 6/30/07                             +11.23
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/07                                           +16.59%
--------------------------------------------------------------------------
Inception (11/18/03) through 6/30/07                             +15.02
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2007                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +9.65%         +17.05%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +9.55          +16.87
-----------------------------------------------------------------------------------------
Class III Shares*                                                +9.41          +16.59
-----------------------------------------------------------------------------------------
Russell 2000(R) Index**                                          +6.45          +16.43
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

** This unmanaged Index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors.

   Past results shown should not be considered a representation of future performance.

   Russell 2000 is a registered trademark of the Frank Russell Company.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2007 and held through June 30, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                   EXPENSES PAID
                                                              BEGINNING           ENDING         DURING THE PERIOD*
                                                            ACCOUNT VALUE      ACCOUNT VALUE     JANUARY 1, 2007 TO
                                                           JANUARY 1, 2007     JUNE 30, 2007       JUNE 30, 2007
-------------------------------------------------------------------------------------------------------------------
ACTUAL
-------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000            $1,096.50             $4.34
-------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000            $1,095.50             $5.12
-------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000            $1,094.10             $5.64
-------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
-------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000            $1,020.76             $4.18
-------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000            $1,020.01             $4.94
-------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000            $1,019.51             $5.44
-------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.83% for Class I, .98% for Class II and 1.08% for Class
   III), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Portfolio Information as of June 30, 2007
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                                                    PERCENT OF
SECTOR REPRESENTATION                                          LONG-TERM INVESTMENTS
------------------------------------------------------------------------------------
Financials..................................................           24.1%
Information Technology......................................           20.7
Consumer Discretionary......................................           12.5
Industrials.................................................           12.1
Health Care.................................................           10.8
Energy......................................................            8.3
Materials Processing........................................            3.4
Consumer Staples............................................            2.6
Utilities...................................................            2.3
Other*......................................................            3.2
------------------------------------------------------------------------------------

*   Includes portfolio holdings in exchange-traded funds.

For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Schedule of Investments as of June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

                                                SHARES
INDUSTRY                                          HELD                    COMMON STOCKS                    VALUE
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--2.4%                       40,000      Curtiss-Wright Corp. ....................  $  1,864,400
                                               263,900      EDO Corp.(e).............................     8,674,393
                                                 6,800      Triumph Group, Inc. .....................       445,196
                                                                                                       ------------
                                                                                                         10,983,989
--------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS--1.2%                          242,300      ArvinMeritor, Inc. ......................     5,379,060
--------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--3.4%                            237,500      Angiotech Pharmaceuticals, Inc.(e)(a)....     1,688,625
                                                14,600      Applera Corp.--Celera Genomics
                                                              Group(a)...............................       181,040
                                               226,600      Enzon Pharmaceuticals, Inc.(a)(e)........     1,778,810
                                               200,900      Human Genome Sciences, Inc.(a)(e)........     1,792,028
                                                51,300      ImClone Systems, Inc.(a).................     1,813,968
                                               103,400      MannKind Corp.(a)(e).....................     1,274,922
                                               179,400      Maxygen, Inc.(a).........................     1,537,458
                                                77,700      NPS Pharmaceuticals, Inc.(a).............       321,678
                                               252,200      Neurogen Corp.(a)........................     1,674,608
                                                48,500      PDL BioPharma, Inc.(a)...................     1,130,050
                                               105,300      Regeneron Pharmaceuticals, Inc.(a).......     1,886,976
                                               153,300      Vical, Inc.(a)...........................       795,627
                                                                                                       ------------
                                                                                                         15,875,790
--------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--2.2%                           29,200      HFF, Inc. Class A(a).....................       452,892
                                                83,100      Knight Capital Group, Inc. Class A(a)....     1,379,460
                                                44,300      optionsXpress Holdings, Inc. ............     1,136,738
                                                53,000      Thomas Weisel Partners Group, Inc.(a)....       882,450
                                               241,100      Waddell & Reed Financial, Inc. Class
                                                              A(e)...................................     6,271,011
                                                                                                       ------------
                                                                                                         10,122,551
--------------------------------------------------------------------------------------------------------------------
CHEMICALS--0.6%                                 91,300      Valspar Corp. ...........................     2,593,833
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--5.3%                          19,800      Banner Corp. ............................       674,388
                                                79,700      Cullen/Frost Bankers, Inc. ..............     4,261,559
                                                58,700      First Merchants Corp. ...................     1,410,561
                                               249,800      First Midwest Bancorp, Inc. .............     8,870,398
                                                63,100      Greater Bay Bancorp(e)...................     1,756,704
                                                33,450      MetroCorp Bancshares, Inc. ..............       716,499
                                               207,260      Old National Bancorp.....................     3,442,589
                                                52,650      Sterling Financial Corp. ................     1,523,691
                                                83,200      Texas Capital Bancshares, Inc.(a)........     1,859,520
                                                                                                       ------------
                                                                                                         24,515,909
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES                             69,100      Administaff, Inc. .......................     2,314,159
& SUPPLIES--2.9%                               271,200      Allied Waste Industries, Inc.(a).........     3,650,352
                                                12,000      CRA International, Inc.(a)...............       578,400
                                               164,900      Casella Waste Systems, Inc.(a)...........     1,777,622
                                                31,400      Heidrick & Struggles International,
                                                              Inc.(a)................................     1,608,936
                                                21,700      RSC Holdings, Inc.(a)....................       434,000
                                               140,500      Tetra Tech, Inc.(a)......................     3,027,775
                                                                                                       ------------
                                                                                                         13,391,244
--------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--5.0%                 711,700      Andrew Corp.(a)..........................    10,276,948
                                                64,500      Black Box Corp.(e).......................     2,669,010
                                               761,700      Extreme Networks, Inc.(a)................     3,084,885
                                                 6,300      Starent Networks Corp.(a)................        92,610
                                               491,900      Tellabs, Inc.(a).........................     5,292,844
                                               611,400      Westell Technologies, Inc. Class A(a)....     1,595,754
                                                                                                       ------------
                                                                                                         23,012,051
--------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--1.3%                  159,500      Neoware Systems, Inc.(a)(e)..............     2,159,630
                                               293,700      Rackable Systems, Inc.(a)(e).............     3,630,132
                                                                                                       ------------
                                                                                                          5,789,762
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)
--------------------------------------------------------------------------------

                                                SHARES
INDUSTRY                                          HELD                    COMMON STOCKS                    VALUE
--------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING--1.7%                   598,800      Smurfit-Stone Container Corp.(a).........  $  7,970,028
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES--1.5%            101,900      Corinthian Colleges, Inc.(a).............     1,659,951
                                               212,400      Universal Technical Institute,
                                                              Inc.(a)(e).............................     5,392,836
                                                                                                       ------------
                                                                                                          7,052,787
--------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.4%                      33,100      Hubbell, Inc. Class B....................     1,794,682
--------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT                           189,300      Ingram Micro, Inc. Class A(a)(e).........     4,109,703
& INSTRUMENTS--2.8%                            227,800      Tech Data Corp.(a).......................     8,761,188
                                                                                                       ------------
                                                                                                         12,870,891
--------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--3.7%              223,200      Dresser-Rand Group, Inc.(a)..............     8,816,400
                                               181,400      Key Energy Services, Inc.(a).............     3,361,342
                                               114,500      Rowan Cos., Inc.(e)......................     4,692,210
                                                                                                       ------------
                                                                                                         16,869,952
--------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.6%                 109,100      Casey's General Stores, Inc.(e)..........     2,974,066
--------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--0.6%                             36,700      The J.M. Smucker Co. ....................     2,336,322
                                                18,900      Smithfield Foods, Inc.(a)................       581,931
                                                                                                       ------------
                                                                                                          2,918,253
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &                        268,600      DexCom, Inc.(a)(e).......................     2,199,834
SUPPLIES--2.7%                                 636,400      OraSure Technologies, Inc.(a)............     5,205,752
                                               219,800      Wright Medical Group, Inc.(a)............     5,301,576
                                                                                                       ------------
                                                                                                         12,707,162
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &                        117,900      Hooper Holmes, Inc.(a)...................       394,965
SERVICES--0.6%                                  49,400      LifePoint Hospitals, Inc.(a).............     1,910,792
                                                 9,100      Molina Healthcare, Inc.(a)...............       277,732
                                                                                                       ------------
                                                                                                          2,583,489
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY--1.0%                   249,348      HLTH Corp.(a)............................     3,493,365
                                               191,900      Merge Technologies, Inc.(a)(e)...........     1,253,107
                                                                                                       ------------
                                                                                                          4,746,472
--------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--1.6%             17,911      Ambassadors Group, Inc. .................       636,378
                                                35,100      Ambassadors International, Inc. .........     1,167,426
                                                10,200      Isle of Capri Casinos, Inc.(a)(e)........       244,392
                                               264,500      O'Charleys, Inc. ........................     5,332,320
                                                                                                       ------------
                                                                                                          7,380,516
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--1.0%                       225,000      Furniture Brands International,
                                                              Inc.(e)................................     3,195,000
                                                62,300      Meritage Homes Corp.(a)..................     1,666,525
                                                                                                       ------------
                                                                                                          4,861,525
--------------------------------------------------------------------------------------------------------------------
IT SERVICES--1.0%                              405,300      BearingPoint, Inc.(a)....................     2,962,743
                                                45,900      Global Payments, Inc. ...................     1,819,935
                                                                                                       ------------
                                                                                                          4,782,678
--------------------------------------------------------------------------------------------------------------------
INSURANCE--5.8%                                  2,700      American National Insurance Co. .........       412,020
                                               470,000      Conseco, Inc.(a).........................     9,818,300
                                                 2,036      Greenlight Capital Re Ltd.(a)............        45,871
                                               200,600      HCC Insurance Holdings, Inc. ............     6,702,046
                                                78,000      Harleysville Group, Inc.(e)..............     2,602,080
                                               144,900      IPC Holdings, Ltd. ......................     4,678,821
                                               117,400      Presidential Life Corp. .................     2,308,084
                                                                                                       ------------
                                                                                                         26,567,222
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)
--------------------------------------------------------------------------------

                                                SHARES
INDUSTRY                                          HELD                    COMMON STOCKS                    VALUE
--------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--2.3%              86,100      Ariba, Inc.(a)...........................  $    853,251
                                               739,000      CNET Networks, Inc.(a)(e)................     6,052,410
                                                11,200      ComScore, Inc.(a)........................       259,280
                                                10,400      Data Domain, Inc.(a).....................       239,200
                                                19,100      Limelight Networks, Inc.(a)..............       377,798
                                               378,500      RealNetworks, Inc.(a)....................     3,092,345
                                                 8,500      TechTarget, Inc.(a)......................       109,225
                                                                                                       ------------
                                                                                                         10,983,509
--------------------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--1.1%             132,100      Brunswick Corp. .........................     4,310,423
                                                75,000      Nautilus, Inc. ..........................       903,000
                                                                                                       ------------
                                                                                                          5,213,423
--------------------------------------------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES--0.7%           136,000      Affymetrix, Inc.(a)......................     3,385,040
--------------------------------------------------------------------------------------------------------------------
MACHINERY--3.4%                                 79,000      Mueller Industries, Inc. ................     2,720,760
                                               244,000      Timken Co. ..............................     8,810,840
                                               280,600      Wabash National Corp.(e).................     4,105,178
                                                                                                       ------------
                                                                                                         15,636,778
--------------------------------------------------------------------------------------------------------------------
MEDIA--3.4%                                    242,400      Harte-Hanks, Inc.(e).....................     6,224,832
                                               212,500      Playboy Enterprises, Inc. Class B(a).....     2,407,625
                                               406,700      Valassis Communications, Inc.(a)(e)......     6,991,173
                                                                                                       ------------
                                                                                                         15,623,630
--------------------------------------------------------------------------------------------------------------------
METALS & MINING--1.1%                           45,400      Reliance Steel & Aluminum Co. ...........     2,554,204
                                                54,400      Steel Dynamics, Inc. ....................     2,279,904
                                                                                                       ------------
                                                                                                          4,834,108
--------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES--2.3%                          182,800      OGE Energy Corp. ........................     6,699,620
                                               154,700      Puget Energy, Inc. ......................     3,740,646
                                                                                                       ------------
                                                                                                         10,440,266
--------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--4.6%               98,600      Cabot Oil & Gas Corp. Class A(e).........     3,636,368
                                               266,600      Denbury Resources, Inc.(a)(e)............     9,997,500
                                                84,500      Plains Exploration & Production Co.(a)...     4,039,945
                                                52,300      Swift Energy Co.(a)......................     2,236,348
                                                61,300      Venoco, Inc.(a)..........................     1,144,471
                                                                                                       ------------
                                                                                                         21,054,632
--------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.1%                    5,400      Neenah Paper, Inc. ......................       222,804
--------------------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS--1.3%                        249,100      Alberto-Culver Co. ......................     5,908,652
--------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--2.2%                          330,400      Medicis Pharmaceutical Corp. Class A(e)..    10,090,416
--------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS                   64,900      Alexandria Real Estate Equities, Inc. ...     6,283,618
(REITS)--7.4%                                  420,300      Crescent Real Estate Equities Co. .......     9,431,532
                                               265,900      FelCor Lodging Trust, Inc.(e)............     6,921,377
                                                46,000      Healthcare Realty Trust, Inc. ...........     1,277,880
                                               135,200      Lexington Corporate Properties
                                                              Trust(e)...............................     2,812,160
                                               282,600      Omega Healthcare Investors, Inc. ........     4,473,558
                                               111,200      UDR, Inc. ...............................     2,924,560
                                                                                                       ------------
                                                                                                         34,124,685
--------------------------------------------------------------------------------------------------------------------
ROAD & RAIL--1.5%                              113,800      Marten Transport Ltd.(a).................     2,049,538
                                                 7,800      Old Dominion Freight Line, Inc.(a).......       235,170
                                               140,950      U.S. Xpress Enterprises, Inc. Class
                                                              A(a)...................................     2,618,851
                                                92,200      Vitran Corp., Inc.(a)....................     1,967,548
                                                                                                       ------------
                                                                                                          6,871,107
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Schedule of Investments as of June 30, 2007 (continued)
--------------------------------------------------------------------------------

                                                SHARES
INDUSTRY                                          HELD                    COMMON STOCKS                    VALUE
--------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR                 130,500      Actel Corp.(a)...........................  $  1,815,255
EQUIPMENT--3.0%                                 44,500      Cree, Inc.(a)(e).........................     1,150,325
                                               230,300      Genesis Microchip, Inc.(a)...............     2,155,608
                                                 1,400      Integrated Silicon Solutions, Inc.(a)....         8,820
                                               256,100      Mattson Technology, Inc.(a)..............     2,484,170
                                               111,400      Omnivision Technologies, Inc.(a)(e)......     2,017,454
                                               199,800      Zoran Corp.(a)...........................     4,003,992
                                                                                                       ------------
                                                                                                         13,635,624
--------------------------------------------------------------------------------------------------------------------
SOFTWARE--5.1%                                 328,900      BEA Systems, Inc.(a).....................     4,502,641
                                               288,600      Bottomline Technologies, Inc.(a)(e)......     3,564,210
                                               363,500      InterVoice, Inc.(a)......................     3,027,955
                                               848,900      TIBCO Software, Inc.(a)..................     7,682,545
                                               411,400      Wind River Systems, Inc.(a)(e)...........     4,525,400
                                                                                                       ------------
                                                                                                         23,302,751
--------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--1.4%                         266,500      Foot Locker, Inc. .......................     5,809,700
                                                33,400      Talbots, Inc. ...........................       836,002
                                                                                                       ------------
                                                                                                          6,645,702
--------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--1.0%         169,000      Jones Apparel Group, Inc. ...............     4,774,250
--------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--3.1%                15,100      Anchor Bancorp Wisconsin, Inc. ..........       395,469
                                                87,800      Dime Community Bancshares, Inc. .........     1,158,082
                                                46,300      Franklin Bank Corp.(a)(e)................       689,870
                                                99,500      The PMI Group, Inc. .....................     4,444,665
                                               179,600      Webster Financial Corp. .................     7,663,532
                                                                                                       ------------
                                                                                                         14,351,618
--------------------------------------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--1.4%          66,100      Applied Industrial Technologies, Inc. ...     1,949,950
                                               137,400      United Rentals, Inc.(a)..................     4,470,996
                                                                                                       ------------
                                                                                                          6,420,946
--------------------------------------------------------------------------------------------------------------------
                                                            TOTAL COMMON STOCKS
                                                            (COST--$412,326,096)--95.7%..............   441,263,853
--------------------------------------------------------------------------------------------------------------------
                                                                      EXCHANGE-TRADED FUNDS
--------------------------------------------------------------------------------------------------------------------
                                                75,200      iShares Russell 2000 Index Fund(e).......     6,237,088
                                                19,400      iShares Russell Microcap Index Fund(e)...     1,173,700
                                                69,600      iShares S&P SmallCap 600/BARRA Value
                                                              Index Fund(e)..........................     5,524,848
                                                40,400      PowerShares Zacks Micro Cap Portfolio....       761,944
                                                14,300      streetTRACKS(R) Gold Trust(a)............       918,918
--------------------------------------------------------------------------------------------------------------------
                                                            TOTAL EXCHANGE-TRADED FUNDS
                                                            (COST--$12,990,229)--3.2%................    14,616,498
--------------------------------------------------------------------------------------------------------------------
                                          BENEFICIAL
                                           INTEREST                   SHORT-TERM SECURITIES
--------------------------------------------------------------------------------------------------------------------
                                         $   5,234,835      BlackRock Liquidity Series, LLC Cash
                                                              Sweep Series, 5.33%(b)(d)..............     5,234,835
                                            90,742,520      BlackRock Liquidity Series, LLC Money
                                                              Market Series, 5.33%(b)(c)(d)..........    90,742,520
--------------------------------------------------------------------------------------------------------------------
                                                            TOTAL SHORT-TERM SECURITIES
                                                            (COST--$95,977,355)--20.8%...............    95,977,355
--------------------------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS
                                                            (COST--$521,293,680*)--119.7%............   551,857,706
                                                            LIABILITIES IN EXCESS OF OTHER
                                                            ASSETS--(19.7%)..........................   (90,755,492)
                                                                                                       ------------
                                                            NET ASSETS--100.0%.......................  $461,102,214
                                                                                                       ============
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Schedule of Investments as of June 30, 2007 (concluded)
--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2007, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................  $524,552,682
                                                              ============
Gross unrealized appreciation...............................  $ 45,718,613
Gross unrealized depreciation...............................   (18,413,589)
                                                              ------------
Net unrealized appreciation.................................  $ 27,305,024
                                                              ============

(a)  Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

------------------------------------------------------------------------------------
                                                                  NET       INTEREST
AFFILIATE                                                      ACTIVITY      INCOME
------------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC Cash Sweep Series...........  $ 3,768,934   $102,220
BlackRock Liquidity Series, LLC Money Market Series.........  $10,684,620   $103,792
------------------------------------------------------------------------------------

(c)  Security was purchased with the cash proceeds from securities loans.

(d)  Represents the current yield as of June 30, 2007.

(e)  Security, or a portion of security, is on loan.

     - For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Statement of Assets and Liabilities as of June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $88,034,269) (identified
  cost--$425,316,325).......................................                 $455,880,351
Investments in affiliated securities, at value (identified
  cost--$95,977,355)........................................                   95,977,355
Receivables:
  Securities sold...........................................  $ 6,626,601
  Dividends.................................................      327,460
  Securities lending........................................       34,364
  Capital shares sold.......................................           11       6,988,436
                                                              -----------
  Prepaid expenses and other assets.........................                       18,539
                                                                             ------------
  Total assets..............................................                  558,864,681
                                                                             ------------
------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                   90,742,520
Bank overdraft..............................................                       92,706
Payables:
  Securities purchased......................................    5,547,780
  Capital shares redeemed...................................      965,140
  Investment adviser........................................      277,460
  Other affiliates..........................................        5,708
  Distributor...............................................        3,435       6,799,523
                                                              -----------
Accrued expenses............................................                      127,718
                                                                             ------------
Total liabilities...........................................                   97,762,467
                                                                             ------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                 $461,102,214
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                 $  1,708,067
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                       55,220
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                      388,499
Paid-in capital in excess of par............................                  384,102,232
Undistributed investment income--net........................  $   249,102
Undistributed realized capital gains--net...................   44,035,068
Unrealized appreciation--net................................   30,564,026
                                                              -----------
Total accumulated earnings--net.............................                   74,848,196
                                                                             ------------
NET ASSETS..................................................                 $461,102,214
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $438,383,021 and 17,080,667
  shares outstanding........................................                 $      25.67
                                                                             ============
Class II--Based on net assets of $14,125,114 and 552,203
  shares outstanding........................................                 $      25.58
                                                                             ============
Class III--Based on net assets of $8,594,079 and 3,884,985
  shares outstanding........................................                 $       2.21
                                                                             ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $815 foreign withholding tax).............                $ 1,989,843
Interest from affiliates....................................                    102,220
Securities lending--net.....................................                    103,792
                                                                            -----------
Total income................................................                  2,195,855
                                                                            -----------
----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $1,732,539
Accounting services.........................................      87,018
Printing and shareholder reports............................      32,585
Custodian fees..............................................      28,245
Professional fees...........................................      20,400
Directors' fees and expenses................................      12,859
Distribution fees--Class II.................................      11,072
Distribution fees--Class III................................      10,331
Transfer agent fees--Class I................................       2,384
Pricing services............................................         698
Transfer agent fees--Class II...............................          79
Transfer agent fees--Class III..............................          45
Other.......................................................       8,498
                                                              ----------
Total expenses..............................................                  1,946,753
                                                                            -----------
Investment income--net......................................                    249,102
                                                                            -----------
----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN--NET:
Realized gain on investments--net...........................                 36,730,187
Change in unrealized appreciation on investments--net.......                  5,587,683
                                                                            -----------
Total realized and unrealized gain--net.....................                 42,317,870
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $42,566,972
                                                                            ===========
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                FOR THE SIX      FOR THE YEAR
                                                                MONTHS ENDED        ENDED
                                                               JUNE 30, 2007     DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                              (UNAUDITED)          2006
---------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $    249,102     $  1,281,574
Realized gain--net..........................................      36,730,187       80,831,231
Change in unrealized appreciation--net......................       5,587,683      (19,994,108)
                                                                ------------     ------------
Net increase in net assets resulting from operations........      42,566,972       62,118,697
                                                                ------------     ------------
---------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................              --       (1,210,266)
  Class II..................................................              --          (17,203)
  Class III.................................................              --          (59,375)
Realized gain--net:
  Class I...................................................              --      (76,462,800)
  Class II..................................................              --       (2,592,602)
  Class III.................................................              --       (9,914,947)
                                                                ------------     ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................              --      (90,257,193)
                                                                ------------     ------------
---------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................     (47,419,520)     (32,677,427)
                                                                ------------     ------------
---------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................      (4,852,548)     (60,815,923)
Beginning of period.........................................     465,954,762      526,770,685
                                                                ------------     ------------
End of period*..............................................    $461,102,214     $465,954,762
                                                                ============     ============
---------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $    249,102               --
                                                                ============     ============
---------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                             CLASS I
                                               --------------------------------------------------------------------
                                                FOR THE SIX
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE   MONTHS ENDED              FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE  JUNE 30, 2007   ----------------------------------------------------
FINANCIAL STATEMENTS.                           (UNAUDITED)      2006       2005       2004       2003       2002
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........    $  23.41      $  24.93   $  26.17   $  25.60   $  18.09   $  25.08
                                                 --------      --------   --------   --------   --------   --------
Investment income (loss)--net***.............         .01           .07        .07         --+       .02       (.02)
Realized and unrealized gain (loss)--net.....        2.25          3.12       2.58       3.83       7.67      (5.84)
                                                 --------      --------   --------   --------   --------   --------
Total from investment operations.............        2.26          3.19       2.65       3.83       7.69      (5.86)
                                                 --------      --------   --------   --------   --------   --------
Less dividends and distributions:
  Investment income--net.....................          --          (.08)      (.07)        --       (.02)        --
  Realized gain--net.........................          --         (4.63)     (3.82)     (3.26)      (.16)     (1.13)
                                                 --------      --------   --------   --------   --------   --------
Total dividends and distributions............          --         (4.71)     (3.89)     (3.26)      (.18)     (1.13)
                                                 --------      --------   --------   --------   --------   --------
Net asset value, end of period...............    $  25.67      $  23.41   $  24.93   $  26.17   $  25.60   $  18.09
                                                 ========      ========   ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...........       9.65%@       12.82%     10.38%     14.98%     42.91%    (23.76%)
                                                 ========      ========   ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................        .83%*         .84%       .84%       .83%       .83%       .84%
                                                 ========      ========   ========   ========   ========   ========
Investment income (loss)--net................        .12%*         .27%       .28%      (.01%)      .08%      (.11%)
                                                 ========      ========   ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).....    $438,383      $443,153   $482,681   $583,301   $601,270   $460,279
                                                 ========      ========   ========   ========   ========   ========
Portfolio turnover...........................         50%           72%        80%        82%        64%        76%
                                                 ========      ========   ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Amount is less than $(.01) per share.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                             CLASS II
                                               ---------------------------------------------------------------------
                                                FOR THE SIX
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE   MONTHS ENDED               FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE  JUNE 30, 2007    ----------------------------------------------------
FINANCIAL STATEMENTS.                           (UNAUDITED)      2006       2005       2004       2003        2002
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......        $ 23.35       $ 24.87    $ 26.11    $ 25.55    $ 18.08    $  25.05
                                                  -------       -------    -------    -------    -------    --------
Investment income (loss)--net***..........             --+          .03        .04       (.04)      (.02)       (.06)
Realized and unrealized gain (loss)--net..           2.23          3.11       2.57       3.82       7.65       (5.82)
                                                  -------       -------    -------    -------    -------    --------
Total from investment operations..........           2.23          3.14       2.61       3.78       7.63       (5.88)
                                                  -------       -------    -------    -------    -------    --------
Less dividends and distributions:
  Investment income--net..................             --          (.03)      (.03)        --         --          --
  Realized gain--net......................             --         (4.63)     (3.82)     (3.22)      (.16)      (1.09)
                                                  -------       -------    -------    -------    -------    --------
Total dividends and distributions.........             --         (4.66)     (3.85)     (3.22)      (.16)      (1.09)
                                                  -------       -------    -------    -------    -------    --------
Net asset value, end of period............        $ 25.58       $ 23.35    $ 24.87    $ 26.11    $ 25.55    $  18.08
                                                  =======       =======    =======    =======    =======    ========
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share........          9.55%@       12.67%     10.24%     14.80%     42.62%     (23.86%)
                                                  =======       =======    =======    =======    =======    ========
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..................................           .98%*         .99%       .99%       .98%       .98%        .99%
                                                  =======       =======    =======    =======    =======    ========
Investment income (loss)--net.............          (.04%)*        .12%       .14%      (.16%)     (.08%)      (.26%)
                                                  =======       =======    =======    =======    =======    ========
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..        $14,125       $14,991    $16,489    $18,360    $18,313    $ 16,172
                                                  =======       =======    =======    =======    =======    ========
Portfolio turnover........................            50%           72%        80%        82%        64%         76%
                                                  =======       =======    =======    =======    =======    ========
--------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Amount is less than $(.01) per share.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                               CLASS III
                                                -----------------------------------------------------------------------
                                                 FOR THE SIX                                          FOR THE PERIOD
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE    MONTHS ENDED     FOR THE YEAR ENDED DECEMBER 31,    NOVEMBER 18, 2003++
BEEN DERIVED FROM INFORMATION PROVIDED IN THE   JUNE 30, 2007   ---------------------------------     TO DECEMBER 31,
FINANCIAL STATEMENTS.                            (UNAUDITED)      2006        2005        2004             2003
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $ 2.02        $  5.97     $  9.00     $ 10.68          $10.00
                                                   ------        -------     -------     -------          ------
Investment income (loss)--net***..............         --+            --+        .01          --+            .01
Realized and unrealized gain--net.............        .19            .73         .84        1.57             .68
                                                   ------        -------     -------     -------          ------
Total from investment operations..............        .19            .73         .85        1.57             .69
                                                   ------        -------     -------     -------          ------
Less dividends and distributions:
  Investment income--net......................         --           (.05)       (.06)         --            (.01)
  Realized gain--net..........................         --          (4.63)      (3.82)      (3.25)             --
                                                   ------        -------     -------     -------          ------
Total dividends and distributions.............         --          (4.68)      (3.88)      (3.25)           (.01)
                                                   ------        -------     -------     -------          ------
Net asset value, end of period................     $ 2.21        $  2.02     $  5.97     $  9.00          $10.68
                                                   ======        =======     =======     =======          ======
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share............      9.41%@        12.28%      10.11%      14.75%           6.95%@
                                                   ======        =======     =======     =======          ======
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses......................................      1.08%*         1.08%       1.09%       1.07%           1.08%*
                                                   ======        =======     =======     =======          ======
Investment income (loss)--net.................      (.13%)*        (.02%)       .11%       (.18%)           .36%*
                                                   ======        =======     =======     =======          ======
-----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)......     $8,594        $ 7,810     $27,600     $10,489          $   61
                                                   ======        =======     =======     =======          ======
Portfolio turnover............................        50%            72%         80%         82%             64%
                                                   ======        =======     =======     =======          ======
-----------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Amount is less than $(.01) per share.

++  Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock Value Opportunities V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written or purchased are valued at the last sales price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset

--------------------------------------------------------------------------------

value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Company's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract.

- Options--The Fund may purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of

--------------------------------------------------------------------------------

losses on investments made with cash collateral.

  (i) Bank overdraft--The Fund recorded a bank overdraft which resulted from failed trades that settled the next day.

  (j) Recent accounting pronouncements--Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. and various state tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's tax returns remains open for the years ended December 31, 2003 through December 31, 2006.

  In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

  In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with the Manager. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays BIM for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. As of June 30, 2007 the Fund lent securities with a value of $26,995,099 to MLPF&S or its affiliates. Pursuant to that order, the Company also has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the six months ended June 30, 2007, BIM received $34,615 in securities lending agent fees from the Fund.

  For the six months ended June 30, 2007, the Fund reimbursed the Manager $4,448 for certain accounting services.

--------------------------------------------------------------------------------

  In addition, MLPF&S received $75,492 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2007.

  PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2007 were $227,874,780 and $278,396,660, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $47,419,520 and $32,677,427 for the six months ended June 30, 2007 and the year ended December 31, 2006, respectively.

  Transactions in capital shares for each class were as follows:

------------------------------------------------------------------
Class I Shares for Six Months Ended
June 30, 2007                            Shares      Dollar Amount
------------------------------------------------------------------
Shares sold..........................     138,118    $  3,349,381
Shares redeemed......................  (1,984,721)    (48,591,435)
                                       ----------    ------------
Net decrease.........................  (1,846,603)   $(45,242,054)
                                       ==========    ============
------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended
December 31, 2006                       Shares      Dollar Amount
-----------------------------------------------------------------
Shares sold.........................     509,548    $  13,346,070
Shares issued to shareholders in
 reinvestment of dividends and
 distributions......................   3,240,760       77,673,066
                                      ----------    -------------
Total issued........................   3,750,308       91,019,136
Shares redeemed.....................  (4,184,475)    (109,681,176)
                                      ----------    -------------
Net decrease........................    (434,167)   $ (18,662,040)
                                      ==========    =============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for Six Months Ended                    Dollar
June 30, 2007                              Shares       Amount
-----------------------------------------------------------------
Shares sold..............................    2,372    $    55,367
Shares redeemed..........................  (92,135)    (2,259,574)
                                           -------    -----------
Net decrease.............................  (89,763)   $(2,204,207)
                                           =======    ===========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Year Ended                      Dollar
December 31, 2006                          Shares       Amount
-----------------------------------------------------------------
Shares sold.............................     1,315    $    35,689
Shares issued to shareholders in
 reinvestment of dividends and
 distributions..........................   109,155      2,609,805
                                          --------    -----------
Total issued............................   110,470      2,645,494
Shares redeemed.........................  (131,434)    (3,461,480)
                                          --------    -----------
Net decrease............................   (20,964)   $  (815,986)
                                          ========    ===========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class III Shares for Six Months Ended                   Dollar
June 30, 2007                              Shares       Amount
-----------------------------------------------------------------
Shares sold.............................   519,362    $ 1,088,578
Shares redeemed.........................  (499,883)    (1,061,837)
                                          --------    -----------
Net increase............................    19,479    $    26,741
                                          ========    ===========
-----------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Year Ended
December 31, 2006                        Shares      Dollar Amount
------------------------------------------------------------------
Shares sold..........................   2,628,990    $ 17,072,832
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   3,367,429       9,974,322
                                       ----------    ------------
Total issued.........................   5,996,419      27,047,154
Shares redeemed......................  (6,755,328)    (40,246,555)
                                       ----------    ------------
Net decrease.........................    (758,909)   $(13,199,401)
                                       ==========    ============
------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders, which expires November 2007. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2007.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
Officers and Directors
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS
Robert C. Doll, Jr.
Fund President and Director

James H. Bodurtha
Director

Kenneth A. Froot
Director

Joe Grills
Director

Herbert I. London
Director

Roberta Cooper Ramo
Director

Robert S. Salomon, Jr.
Director

Donald C. Burke
Vice President and
Treasurer

Karen Clark
Fund Chief Compliance Officer

Alice A. Pellegrino
Secretary

CUSTODIAN
For all Funds except BlackRock Global Allocation
V.I. Fund, BlackRock International Value V.I. Fund and BlackRock Large Cap Growth V.I. Fund:

The Bank of New York
100 Church Street
New York, NY 10286

For BlackRock Global Allocation V.I. Fund,
BlackRock International Value V.I. Fund and
BlackRock Large Cap Growth V.I. Fund:

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

TRANSFER AGENT
PFPC Inc.
Wilmington, DE 19809

PRINCIPAL OFFICE OF THE FUNDS
P.O. Box 9011
Princeton, NJ 08543-9011

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
Availability of Quarterly Schedule of Investments
--------------------------------------------------------------------------------

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Privacy Principles
--------------------------------------------------------------------------------

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, as necessary to respond to regulatory requests, or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

  This report is only for distribution to shareholders of the Funds of BlackRock Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in the BlackRock Money Market V.I. Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. Statements and other information herein are as dated and are subject to change.

  Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

  A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) on www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how each Fund voted proxies relating to securities held in each Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

                                                                     #16897-6/07

--------------------------------------------------------------------------------

Item 2 -- Code of Ethics -- Not Applicable to this semi-annual report

Item 3 -- Audit Committee Financial Expert -- Not Applicable to this semi-annual report

Item 4 -- Principal Accountant Fees and Services -- Not Applicable to this semi-annual report

Item 5 -- Audit Committee of Listed Registrants -- Not Applicable

Item 6 -- Schedule of Investments -- Attached hereto for BlackRock S&P 500 Index V.I. Fund

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
Blackrock S&P 500 Index V.I. Fund
Schedule of Investments as of June 30, 2007 (Unaudited)
--------------------------------------------------------------------------------

                                                       SHARES
INDUSTRY                                                 HELD                        COMMON STOCKS                         VALUE
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 2.6%                             19,228       Boeing Co. ......................................  $  1,848,964
                                                        9,228       General Dynamics Corp. ..........................       721,814
                                                        3,063       Goodrich Corp. ..................................       182,432
                                                       19,063       Honeywell International, Inc. ...................     1,072,866
                                                        2,629       L-3 Communications Holdings, Inc. ...............       256,038
                                                        8,133       Lockheed Martin Corp. ...........................       765,559
                                                        7,840       Northrop Grumman Corp. ..........................       610,501
                                                        3,500       Precision Castparts Corp. .......................       424,760
                                                       10,446       Raytheon Co. ....................................       562,935
                                                        4,283       Rockwell Collins, Inc. ..........................       302,551
                                                       23,764       United Technologies Corp. .......................     1,685,581
                                                                                                                       ------------
                                                                                                                          8,434,001
------------------------------------------------------------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS - 0.9%                          4,100       CH Robinson Worldwide, Inc. .....................       215,332
                                                        7,655       FedEx Corp. .....................................       849,475
                                                       25,300       United Parcel Service, Inc. Class B (d) .........     1,846,900
                                                                                                                       ------------
                                                                                                                          2,911,707
------------------------------------------------------------------------------------------------------------------------------------
AIRLINES - 0.1%                                        16,475       Southwest Airlines Co. ..........................       245,642
------------------------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS - 0.2%                                  5,334       The Goodyear Tire & Rubber Co. (a) ..............       185,410
                                                        4,446       Johnson Controls, Inc. ..........................       514,713
                                                                                                                       ------------
                                                                                                                            700,123
------------------------------------------------------------------------------------------------------------------------------------
AUTOMOBILES - 0.4%                                     46,971       Ford Motor Co. (d) ..............................       442,467
                                                       13,983       General Motors Corp. ............................       528,557
                                                        5,652       Harley-Davidson, Inc. ...........................       336,916
                                                                                                                       ------------
                                                                                                                          1,307,940
------------------------------------------------------------------------------------------------------------------------------------
BEVERAGES - 2.1%                                       18,831       Anheuser-Busch Cos., Inc. .......................       982,225
                                                        2,118       Brown-Forman Corp. Class B ......................       154,783
                                                       48,696       The Coca-Cola Co. ...............................     2,547,288
                                                        7,337       Coca-Cola Enterprises, Inc. .....................       176,088
                                                        4,900       Constellation Brands, Inc. Class A (a) ..........       118,972
                                                        1,341       Molson Coors Brewing Co. Class B ................       123,989
                                                        3,804       Pepsi Bottling Group, Inc. ......................       128,119
                                                       38,939       PepsiCo, Inc. ...................................     2,525,194
                                                                                                                       ------------
                                                                                                                          6,756,658
------------------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY - 1.1%                                   27,723       Amgen, Inc. (a) .................................     1,532,805
                                                        7,226       Biogen Idec, Inc. (a) ...........................       386,591
                                                        8,900       Celgene Corp. (a) ...............................       510,237
                                                        6,700       Genzyme Corp. (a) ...............................       431,480
                                                       22,600       Gilead Sciences, Inc. (a) .......................       876,202
                                                                                                                       ------------
                                                                                                                          3,737,315
------------------------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS - 0.2%                                3,600       American Standard Cos., Inc. ....................       212,328
                                                        9,751       Masco Corp. .....................................       277,611
                                                                                                                       ------------
                                                                                                                            489,939
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS - 3.6%                                  5,195       Ameriprise Financial, Inc. ......................       330,246
                                                       17,232       The Bank of New York Co., Inc. (a) ..............       714,094
                                                        3,053       The Bear Stearns Cos., Inc. .....................       427,420
                                                       23,965       The Charles Schwab Corp. ........................       491,762
                                                        9,300       E*Trade Financial Corp. (a) .....................       205,437
                                                        2,700       Federated Investors, Inc. Class B ...............       103,491
                                                        3,622       Franklin Resources, Inc. ........................       479,806
                                                        9,800       The Goldman Sachs Group, Inc. ...................     2,124,150

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
Blackrock S&P 500 Index V.I. Fund
Schedule of Investments as of June 30, 2007 (Unaudited)
--------------------------------------------------------------------------------

                                                       SHARES
INDUSTRY                                                 HELD                         COMMON STOCKS                        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                                        5,411       Janus Capital Group, Inc. .......................  $    150,642
                                                        2,800       Legg Mason, Inc. ................................       275,464
                                                       13,100       Lehman Brothers Holdings, Inc. ..................       976,212
                                                       10,711       Mellon Financial Corp. ..........................       471,284
                                                       20,779       Merrill Lynch & Co., Inc. (b) ...................     1,736,709
                                                       25,163       Morgan Stanley ..................................     2,110,672
                                                        4,001       Northern Trust Corp. ............................       257,024
                                                        8,893       State Street Corp. ..............................       608,281
                                                        6,386       T. Rowe Price Group, Inc. .......................       331,370
                                                                                                                       ------------
                                                                                                                         11,794,064
------------------------------------------------------------------------------------------------------------------------------------
CHEMICALS - 1.5%                                        4,789       Air Products & Chemicals, Inc. ..................       384,892
                                                        1,291       Ashland, Inc. ...................................        82,559
                                                       22,136       The Dow Chemical Co. ............................       978,854
                                                       21,396       E.I. du Pont de Nemours & Co. ...................     1,087,773
                                                        1,558       Eastman Chemical Co. ............................       100,226
                                                        4,576       Ecolab, Inc. ....................................       195,395
                                                        2,776       Hercules, Inc. (a) ..............................        54,548
                                                        2,399       International Flavors & Fragrances, Inc. ........       125,084
                                                       12,634       Monsanto Co. ....................................       853,300
                                                        3,443       PPG Industries, Inc. ............................       262,047
                                                        7,654       Praxair, Inc. ...................................       551,011
                                                        3,788       Rohm & Haas Co. .................................       207,128
                                                        3,334       Sigma-Aldrich Corp. .............................       142,262
                                                                                                                       ------------
                                                                                                                          5,025,079
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS - 3.7%                                12,596       BB&T Corp. ......................................       512,405
                                                        3,126       Comerica, Inc. ..................................       185,903
                                                        4,000       Commerce Bancorp, Inc. ..........................       147,960
                                                        3,353       Compass Bancshares, Inc. ........................       231,290
                                                       14,019       Fifth Third Bancorp .............................       557,536
                                                        2,000       First Horizon National Corp. ....................        78,000
                                                        9,405       Huntington Bancshares, Inc. .....................       213,870
                                                        9,703       KeyCorp .........................................       333,104
                                                        1,900       M&T Bank Corp. ..................................       203,110
                                                        5,500       Marshall & Ilsley Corp. .........................       261,965
                                                       12,625       National City Corp. .............................       420,665
                                                        8,264       The PNC Financial Services Group, Inc. (b) ......       591,537
                                                       17,693       Regions Financial Corp. .........................       585,638
                                                        8,896       SunTrust Banks, Inc. ............................       762,743
                                                        7,810       Synovus Financial Corp. .........................       239,767
                                                       42,604       U.S. Bancorp ....................................     1,403,802
                                                       46,384       Wachovia Corp. ..................................     2,377,180
                                                       79,906       Wells Fargo & Co. ...............................     2,810,294
                                                        2,224       Zions Bancorp. ..................................       171,048
                                                                                                                       ------------
                                                                                                                         12,087,817
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 0.6%                   6,394       Allied Waste Industries, Inc. (a) ...............        86,063
                                                        2,567       Avery Dennison Corp. ............................       170,654
                                                        3,636       Cintas Corp. ....................................       143,367
                                                        3,479       Equifax, Inc. ...................................       154,537
                                                        2,671       Monster Worldwide, Inc. (a) .....................       109,778
                                                        5,515       Pitney Bowes, Inc. ..............................       258,212

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
Blackrock S&P 500 Index V.I. Fund
Schedule of Investments as of June 30, 2007 (Unaudited)
--------------------------------------------------------------------------------

                                                       SHARES
INDUSTRY                                                 HELD                         COMMON STOCKS                        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                                        5,544       RR Donnelley & Sons Co. .........................      $241,219
                                                        4,186       Robert Half International, Inc. .................       152,789
                                                       12,710       Waste Management, Inc. ..........................       496,326
                                                                                                                       ------------
                                                                                                                          1,812,945
------------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 2.6%                        11,013       Avaya, Inc. (a) .................................       185,459
                                                        2,514       Ciena Corp. (a) .................................        90,831
                                                      145,215       Cisco Systems, Inc. (a) .........................     4,044,238
                                                       36,858       Corning, Inc. (a) ...............................       941,722
                                                        3,834       JDS Uniphase Corp. (a) ..........................        51,491
                                                       13,700       Juniper Networks, Inc. (a) ......................       344,829
                                                       55,036       Motorola, Inc. ..................................       974,137
                                                       39,868       QUALCOMM, Inc. ..................................     1,729,873
                                                        8,533       Tellabs, Inc. (a) ...............................        91,815
                                                                                                                       ------------
                                                                                                                          8,454,395
------------------------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 3.9%                         20,690       Apple Computer, Inc. (a) ........................     2,525,008
                                                       54,376       Dell, Inc. (a) ..................................     1,552,435
                                                       51,204       EMC Corp. (a) ...................................       926,792
                                                       62,643       Hewlett-Packard Co. .............................     2,795,131
                                                       32,634       International Business Machines Corp. ...........     3,434,729
                                                        2,507       Lexmark International, Inc. Class A (a) .........       123,620
                                                        3,840       NCR Corp. (a) ...................................       201,754
                                                        9,465       Network Appliance, Inc. (a) .....................       276,378
                                                        2,686       QLogic Corp. (a) ................................        44,722
                                                        5,800       SanDisk Corp. (a) ...............................       283,852
                                                       89,012       Sun Microsystems, Inc. (a) ......................       468,203
                                                                                                                       ------------
                                                                                                                         12,632,624
------------------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING - 0.1%                       1,874       Fluor Corp. .....................................       208,707
------------------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS - 0.1%                           2,450       Vulcan Materials Co. ............................       280,623
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE - 0.9%                                28,378       American Express Co. ............................     1,736,166
                                                        9,532       Capital One Financial Corp. .....................       747,690
                                                        9,423       SLM Corp. .......................................       542,576
                                                                                                                       ------------
                                                                                                                          3,026,432
------------------------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING - 0.2%                           2,836       Ball Corp. ......................................       150,790
                                                        2,256       Bemis Co. .......................................        74,854
                                                        3,767       Pactiv Corp. (a) ................................       120,130
                                                        3,920       Sealed Air Corp. ................................       121,598
                                                        2,908       Temple-Inland, Inc. .............................       178,929
                                                                                                                       ------------
                                                                                                                            646,301
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTORS - 0.1%                                     4,338       Genuine Parts Co. ...............................       215,165
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES - 0.1%                    3,800       Apollo Group, Inc. Class A (a) ..................       222,034
                                                        6,462       H&R Block, Inc. .................................       151,017
                                                                                                                       ------------
                                                                                                                            373,051
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 5.0%                 106,069       Bank of America Corp. ...........................     5,185,713
                                                        4,300       CIT Group, Inc. .................................       235,769
                                                          899       Chicago Mercantile Exchange Holdings, Inc. ......       480,390
                                                      118,251       Citigroup, Inc. .................................     6,065,094
                                                       81,668       JPMorgan Chase & Co. (d) ........................     3,956,815
                                                        5,604       Moody's Corp. ...................................       348,569
                                                                                                                       ------------
                                                                                                                         16,272,350
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
Blackrock S&P 500 Index V.I. Fund
Schedule of Investments as of June 30, 2007 (Unaudited)
--------------------------------------------------------------------------------

                                                       SHARES
INDUSTRY                                                 HELD                         COMMON STOCKS                        VALUE
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 3.1%         147,402       AT&T Inc. (d) ...................................  $  6,117,183
                                                        3,202       CenturyTel, Inc. ................................       157,058
                                                        8,803       Citizens Communications Co. .....................       134,422
                                                        3,084       Embarq Corp. ....................................       195,433
                                                       38,996       Qwest Communications International Inc. (a) . . .       378,261
                                                       69,418       Verizon Communications, Inc. ....................     2,857,939
                                                        9,802       Windstream Corp. ................................       144,678
                                                                                                                       ------------
                                                                                                                          9,984,974
------------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 1.8%                               3,522       Allegheny Energy, Inc. (a) ......................       182,228
                                                        8,818       American Electric Power Co., Inc. ...............       397,163
                                                       28,531       Duke Energy Corp. ...............................       522,117
                                                        7,696       Edison International ............................       431,900
                                                        5,072       Entergy Corp. ...................................       544,479
                                                       16,578       Exelon Corp. ....................................     1,203,563
                                                        9,914       FPL Group, Inc. .................................       562,520
                                                        7,788       FirstEnergy Corp. ...............................       504,117
                                                        9,258       PPL Corp. .......................................       433,182
                                                        2,324       Pinnacle West Capital Corp. .....................        92,611
                                                        6,229       Progress Energy, Inc. ...........................       283,980
                                                       19,018       The Southern Co. ................................       652,127
                                                                                                                       ------------
                                                                                                                          5,809,987
------------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.4%                             4,430       Cooper Industries Ltd. Class A ..................       252,909
                                                       18,250       Emerson Electric Co. ............................       854,100
                                                        4,183       Rockwell Automation, Inc. .......................       290,468
                                                                                                                       ------------
                                                                                                                          1,397,477
------------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.2%               8,962       Agilent Technologies, Inc. (a) ..................       344,499
                                                        4,015       Jabil Circuit, Inc. .............................        88,611
                                                        3,763       Molex, Inc. .....................................       112,928
                                                       24,335       Solectron Corp. (a) .............................        89,553
                                                        2,231       Tektronix, Inc. .................................        75,274
                                                                                                                       ------------
                                                                                                                            710,865
------------------------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 2.1%                      7,800       BJ Services Co. .................................       221,832
                                                        8,008       Baker Hughes, Inc. ..............................       673,713
                                                        3,500       ENSCO International, Inc. .......................       213,535
                                                       21,004       Halliburton Co. .................................       724,638
                                                        7,592       Nabors Industries Ltd. (a) ......................       253,421
                                                        4,201       National Oilwell Varco, Inc. (a) ................       437,912
                                                        3,487       Noble Corp. .....................................       340,052
                                                        3,335       Rowan Cos., Inc. ................................       136,668
                                                       28,190       Schlumberger Ltd. ...............................     2,394,459
                                                        4,300       Smith International, Inc. .......................       252,152
                                                        7,111       Transocean, Inc. (a) ............................       753,624
                                                        7,600       Weatherford International Ltd. (a) ..............       419,824
                                                                                                                       ------------
                                                                                                                          6,821,830
------------------------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING - 2.3%                        37,366       CVS Caremark Corp. ..............................     1,361,991
                                                       10,505       Costco Wholesale Corp. ..........................       614,753
                                                       17,826       The Kroger Co. ..................................       501,445
                                                        4,638       SUPERVALU INC. ..................................       214,832
                                                       13,871       SYSCO Corp. .....................................       457,604
                                                       10,447       Safeway, Inc. ...................................       355,511

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
Blackrock S&P 500 Index V.I. Fund
Schedule of Investments as of June 30, 2007 (Unaudited)
--------------------------------------------------------------------------------

                                                       SHARES
INDUSTRY                                                 HELD                         COMMON STOCKS                        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                                       57,916       Wal-Mart Stores, Inc. ...........................  $  2,786,339
                                                       23,244       Walgreen Co. ....................................     1,012,044
                                                        3,900       Whole Foods Market, Inc. ........................       149,370
                                                                                                                       ------------
                                                                                                                          7,453,889
------------------------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS - 1.4%                                   16,282       Archer-Daniels-Midland Co. ......................       538,771
                                                        4,893       Campbell Soup Co. ...............................       189,897
                                                       10,832       ConAgra Foods, Inc. .............................       290,948
                                                        3,100       Dean Foods Co. ..................................        98,797
                                                        8,908       General Mills, Inc. .............................       520,405
                                                        7,049       H.J. Heinz Co. ..................................       334,616
                                                        3,548       The Hershey Co. .................................       179,600
                                                        5,289       Kellogg Co. .....................................       273,917
                                                       39,371       Kraft Foods, Inc. ...............................     1,387,828
                                                        3,500       McCormick & Co., Inc. ...........................       133,630
                                                       16,017       Sara Lee Corp. ..................................       278,696
                                                        6,800       Tyson Foods, Inc. Class A .......................       156,672
                                                        5,470       Wm. Wrigley Jr. Co. .............................       302,546
                                                                                                                       ------------
                                                                                                                          4,686,323
------------------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES - 0.2%                                      429       Nicor, Inc. .....................................        18,413
                                                        3,600       Questar Corp. ...................................       190,260
                                                       14,265       Spectra Energy Corp. ............................       370,319
                                                                                                                       ------------
                                                                                                                            578,992
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES - 1.6%                   973       Bausch & Lomb, Inc. .............................        67,565
                                                       15,058       Baxter International, Inc. ......................       848,368
                                                        5,688       Becton Dickinson & Co. ..........................       423,756
                                                        5,125       Biomet, Inc. ....................................       234,315
                                                       29,225       Boston Scientific Corp. (a) .....................       448,311
                                                        2,054       CR Bard, Inc. ...................................       169,722
                                                        3,852       Hospira, Inc. (a) ...............................       150,382
                                                       28,162       Medtronic, Inc. .................................     1,460,481
                                                        7,688       St. Jude Medical, Inc. (a) ......................       318,975
                                                        6,696       Stryker Corp. ...................................       422,451
                                                        3,100       Varian Medical Systems, Inc. (a) ................       131,781
                                                        6,016       Zimmer Holdings, Inc. (a) .......................       510,698
                                                                                                                       ------------
                                                                                                                          5,186,805
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES - 2.2%                12,072       Aetna, Inc. (c) .................................       596,357
                                                        4,070       AmerisourceBergen Corp. .........................       201,343
                                                        9,137       Cardinal Health, Inc. ...........................       645,438
                                                        7,689       Cigna Corp. .....................................       401,520
                                                        3,250       Coventry Health Care, Inc. (a) ..................       187,363
                                                        7,000       Express Scripts, Inc. (a) .......................       350,070
                                                        3,657       Humana, Inc. (a) ................................       222,748
                                                        2,500       Laboratory Corp. of America Holdings (a) ........       195,650
                                                        1,449       Manor Care, Inc. ................................        94,605
                                                        6,607       McKesson Corp. ..................................       394,041
                                                        6,883       Medco Health Solutions, Inc. (a) ................       536,805
                                                        2,600       Patterson Cos., Inc. (a) ........................        96,902
                                                        4,000       Quest Diagnostics, Inc. .........................       206,600
                                                       11,812       Tenet Healthcare Corp. (a) ......................        76,896

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
Blackrock S&P 500 Index V.I. Fund
Schedule of Investments as of June 30, 2007 (Unaudited)
--------------------------------------------------------------------------------

                                                       SHARES
INDUSTRY                                                 HELD                         COMMON STOCKS                        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                                       32,058       UnitedHealth Group, Inc. ........................  $  1,639,446
                                                       15,104       WellPoint, Inc. (a) .............................     1,205,752
                                                                                                                       ------------
                                                                                                                          7,051,536
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY - 0.1%                           5,214       IMS Health, Inc. ................................       167,526
------------------------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 1.5%                    9,873       Carnival Corp. ..................................       481,506
                                                        2,661       Darden Restaurants, Inc. ........................       117,057
                                                        4,455       Harrah's Entertainment, Inc. ....................       379,833
                                                        8,563       Hilton Hotels Corp. .............................       286,604
                                                        8,508       International Game Technology ...................       337,768
                                                        7,066       Marriott International, Inc. Class A ............       305,534
                                                       27,872       McDonald's Corp. ................................     1,414,783
                                                       18,644       Starbucks Corp. (a) .............................       489,219
                                                        5,509       Starwood Hotels & Resorts Worldwide, Inc. .......       369,489
                                                        2,219       Wendy's International, Inc. .....................        81,548
                                                        4,265       Wyndham Worldwide Corp. (a) .....................       154,649
                                                       13,084       Yum! Brands, Inc. ...............................       428,108
                                                                                                                       ------------
                                                                                                                          4,846,098
------------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 0.5%                               1,485       Black & Decker Corp. ............................       131,140
                                                        2,572       Centex Corp. ....................................       103,137
                                                        6,400       DR Horton, Inc. .................................       127,552
                                                        3,299       Fortune Brands, Inc. ............................       271,739
                                                        1,600       Harman International Industries, Inc. ...........       186,880
                                                        1,478       KB Home, Inc. ...................................        58,189
                                                        4,755       Leggett & Platt, Inc. ...........................       104,848
                                                        2,750       Lennar Corp. Class A ............................       100,540
                                                        6,985       Newell Rubbermaid, Inc. .........................       205,569
                                                        5,084       Pulte Homes, Inc. ...............................       114,136
                                                        1,441       Snap-On, Inc. ...................................        72,785
                                                        1,841       The Stanley Works ...............................       111,749
                                                        1,813       Whirlpool Corp. .................................       201,606
                                                                                                                       ------------
                                                                                                                          1,789,870
-----------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 1.9%                               3,068       Clorox Co. ......................................       190,523
                                                       12,785       Colgate-Palmolive Co. ...........................       829,107
                                                       10,421       Kimberly-Clark Corp. ............................       697,061
                                                       75,284       The Procter & Gamble Co. ........................     4,606,628
                                                                                                                       ------------
                                                                                                                          6,323,319
------------------------------------------------------------------------------------------------------------------------------------
IT SERVICES - 1.1%                                      2,400       Affiliated Computer Services, Inc. Class A (a) ..       136,128
                                                       13,755       Automatic Data Processing, Inc. .................       666,705
                                                        3,700       Cognizant Technology Solutions Corp. (a) ........       277,833
                                                        4,608       Computer Sciences Corp. (a) .....................       272,563
                                                        3,934       Convergys Corp. (a) .............................        95,360
                                                       12,238       Electronic Data Systems Corp. ...................       339,360
                                                        3,700       Fidelity National Information Services, Inc. ....       200,836
                                                       17,308       First Data Corp. ................................       565,452
                                                        4,055       Fiserv, Inc. (a) ................................       230,324
                                                        8,960       Paychex, Inc. ...................................       350,515
                                                        8,569       Unisys Corp. (a) ................................        78,321
                                                       17,408       The Western Union Co. ...........................       362,609
                                                                                                                       ------------
                                                                                                                          3,576,006
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCERS & ENERGY
TRADERS - 0.5%                                         15,522       The AES Corp. (a) ...............................       339,621
                                                        4,652       Constellation Energy Group, Inc. ................       405,515

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
Blackrock S&P 500 Index V.I. Fund
Schedule of Investments as of June 30, 2007 (Unaudited)
--------------------------------------------------------------------------------

                                                       SHARES
INDUSTRY                                                 HELD                         COMMON STOCKS                        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                                       10,734       Dynegy, Inc. Class A (a) ........................  $    101,329
                                                       10,516       TXU Corp. .......................................       707,727
                                                                                                                       ------------
                                                                                                                          1,554,192
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 3.9%                        17,246       3M Co. ..........................................     1,496,780
                                                      246,065       General Electric Co. (d) ........................     9,419,368
                                                        2,780       Textron, Inc. ...................................       306,106
                                                       48,363       Tyco International Ltd. (a) .....................     1,634,186
                                                                                                                       ------------
                                                                                                                         12,856,440
------------------------------------------------------------------------------------------------------------------------------------
INSURANCE - 4.6%                                        7,200       ACE Ltd. ........................................       450,144
                                                        2,732       AMBAC Financial Group, Inc. .....................       238,203
                                                        7,575       AON Corp. (d) ...................................       322,771
                                                       11,542       Aflac, Inc. .....................................       593,259
                                                       13,945       The Allstate Corp. ..............................       857,757
                                                       62,007       American International Group, Inc. (c) ..........     4,342,350
                                                        2,300       Assurant, Inc. ..................................       135,516
                                                        8,996       Chubb Corp. .....................................       487,043
                                                        4,266       Cincinnati Financial Corp. ......................       185,144
                                                        9,300       Genworth Financial, Inc. Class A ................       319,920
                                                        7,277       Hartford Financial Services Group, Inc. .........       716,857
                                                        6,852       Lincoln National Corp. ..........................       486,149
                                                        9,828       Loews Corp. .....................................       501,031
                                                        3,588       MBIA, Inc. ......................................       223,245
                                                       12,460       Marsh & McLennan Cos., Inc. .....................       384,765
                                                       17,253       MetLife, Inc. ...................................     1,112,473
                                                        6,500       Principal Financial Group, Inc. .................       378,885
                                                       18,200       The Progressive Corp. ...........................       435,526
                                                       11,000       Prudential Financial, Inc. ......................     1,069,530
                                                        3,044       Safeco Corp. ....................................       189,519
                                                        2,697       Torchmark Corp. .................................       180,699
                                                       15,237       The Travelers Cos., Inc. ........................       815,180
                                                        7,389       UnumProvident Corp. .............................       192,927
                                                        4,855       XL Capital Ltd. Class A .........................       409,228
                                                                                                                       ------------
                                                                                                                         15,028,121
------------------------------------------------------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL - 0.2%                        7,200       Amazon.com, Inc. (a) ............................       492,552
                                                        4,900       IAC/InterActiveCorp (a) .........................       169,589
                                                                                                                       ------------
                                                                                                                            662,141
------------------------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES - 1.4%                    26,500       eBay, Inc. (a) ..................................       852,770
                                                        5,230       Google, Inc. Class A (a) ........................     2,737,277
                                                        6,200       VeriSign, Inc. (a) ..............................       196,726
                                                       28,060       Yahoo! Inc. (a) .................................       761,268
                                                                                                                       ------------
                                                                                                                          4,548,041
------------------------------------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS - 0.2%                     1,576       Brunswick Corp. .................................        51,425
                                                        7,711       Eastman Kodak Co. ...............................       214,597
                                                        4,345       Hasbro, Inc. ....................................       136,476
                                                        8,480       Mattel, Inc. ....................................       214,459
                                                                                                                       ------------
                                                                                                                            616,957
------------------------------------------------------------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES - 0.3%                   4,652       Applera Corp. - Applied Biosystems Group ........       142,072
                                                        1,431       Millipore Corp. (a) .............................       107,454
                                                        3,209       PerkinElmer, Inc. ...............................        83,627

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
Blackrock S&P 500 Index V.I. Fund
Schedule of Investments as of June 30, 2007 (Unaudited)
--------------------------------------------------------------------------------

                                                       SHARES
INDUSTRY                                                 HELD                         COMMON STOCKS                        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                                       10,036       Thermo Fisher Scientific, Inc. (a) ..............  $    519,062
                                                        2,700       Waters Corp. (a) ................................       160,272
                                                                                                                       ------------
                                                                                                                          1,012,487
------------------------------------------------------------------------------------------------------------------------------------
MACHINERY - 1.7%                                       14,984       Caterpillar, Inc. ...............................     1,173,247
                                                        2,690       Cummins, Inc. ...................................       272,255
                                                        5,266       Danaher Corp. ...................................       397,583
                                                        5,588       Deere & Co. .....................................       674,695
                                                        5,034       Dover Corp. .....................................       257,489
                                                        3,778       Eaton Corp. .....................................       351,354
                                                        3,856       ITT Corp. .......................................       263,288
                                                        9,232       Illinois Tool Works, Inc. .......................       500,282
                                                        7,758       Ingersoll-Rand Co. Class A ......................       425,294
                                                        5,969       PACCAR, Inc. ....................................       519,542
                                                        3,110       Pall Corp. ......................................       143,029
                                                        3,035       Parker Hannifin Corp. ...........................       297,157
                                                        2,300       Terex Corp. (a) .................................       186,990
                                                                                                                       ------------
                                                                                                                          5,462,205
------------------------------------------------------------------------------------------------------------------------------------
MEDIA - 3.2%                                           17,203       CBS Corp. Class B ...............................       573,204
                                                          190       Citadel Broadcasting Corp. ......................         1,226
                                                       11,045       Clear Channel Communications, Inc. ..............       417,722
                                                       65,686       Comcast Corp. Class A (a) .......................     1,847,090
                                                        8,966       Comcast Corp. Special Class A (a) ...............       250,689
                                                       17,200       The DIRECTV Group, Inc. (a) .....................       397,492
                                                        1,485       Dow Jones & Co., Inc. ...........................        85,313
                                                        1,300       EW Scripps Co. Class A ..........................        59,397
                                                        4,947       Gannett Co., Inc. ...............................       271,838
                                                        9,392       Interpublic Group of Cos., Inc. (a) .............       107,069
                                                        8,304       The McGraw-Hill Cos., Inc. ......................       565,336
                                                        1,432       Meredith Corp. ..................................        88,211
                                                       54,300       News Corp. Class A ..............................     1,151,703
                                                        2,177       The New York Times Co. Class A ..................        55,296
                                                        7,634       Omnicom Group Inc. ..............................       403,991
                                                       92,048       Time Warner, Inc. ...............................     1,936,690
                                                        2,062       Tribune Co. .....................................        60,623
                                                       15,503       Viacom, Inc. Class B (a) ........................       645,390
                                                       47,782       Walt Disney Co. .................................     1,631,277
                                                                                                                       ------------
                                                                                                                         10,549,557
------------------------------------------------------------------------------------------------------------------------------------
METALS & MINING - 0.9%                                 20,224       Alcoa, Inc. (c) .................................       819,679
                                                        2,361       Allegheny Technologies, Inc. ....................       247,622
                                                        9,216       Freeport-McMoRan Copper & Gold, Inc. Class B ....       763,269
                                                       11,503       Newmont Mining Corp. ............................       449,307
                                                        6,840       Nucor Corp. .....................................       401,166
                                                        2,989       United States Steel Corp. .......................       325,054
                                                                                                                       ------------
                                                                                                                          3,006,097
------------------------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES - 1.1%                                  4,497       Ameren Corp. ....................................       220,398
                                                        3,654       CMS Energy Corp. ................................        62,849
                                                        8,483       CenterPoint Energy, Inc. ........................       147,604
                                                        7,258       Consolidated Edison, Inc. .......................       327,481
                                                        4,323       DTE Energy Co. ..................................       208,455
                                                        8,761       Dominion Resources, Inc. ........................       756,162

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
Blackrock S&P 500 Index V.I. Fund
Schedule of Investments as of June 30, 2007 (Unaudited)
--------------------------------------------------------------------------------

                                                       SHARES
INDUSTRY                                                 HELD                         COMMON STOCKS                        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                                        1,152       Integrys Energy Group, Inc. .....................  $     58,441
                                                        3,217       KeySpan Corp. ...................................       135,050
                                                        6,911       NiSource, Inc. ..................................       143,127
                                                        7,681       PG&E Corp. ......................................       347,949
                                                        6,414       Public Service Enterprise Group, Inc. ...........       563,021
                                                        6,117       Sempra Energy ...................................       362,310
                                                        5,015       TECO Energy, Inc. ...............................        86,158
                                                       10,084       Xcel Energy, Inc. ...............................       206,419
                                                                                                                       ------------
                                                                                                                          3,625,424
------------------------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL - 1.1%                                 2,845       Big Lots, Inc. (a) ..............................        83,700
                                                        2,026       Dillard's, Inc. Class A .........................        72,794
                                                        8,088       Dollar General Corp. ............................       177,289
                                                        3,027       Family Dollar Stores, Inc. ......................       103,887
                                                        5,735       JC Penney Co., Inc. .............................       415,099
                                                        7,325       Kohl's Corp. (a) ................................       520,295
                                                       11,506       Macy's, Inc. ....................................       457,709
                                                        5,268       Nordstrom, Inc. .................................       269,300
                                                        2,070       Sears Holdings Corp. (a) ........................       350,865
                                                       20,834       Target Corp. ....................................     1,325,042
                                                                                                                       ------------
                                                                                                                          3,775,980
------------------------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS - 0.1%                              22,023       Xerox Corp. (a) .................................       406,985
------------------------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS - 8.4%                     11,736       Anadarko Petroleum Corp. ........................       610,155
                                                        8,366       Apache Corp. ....................................       682,582
                                                       10,600       Chesapeake Energy Corp. .........................       366,760
                                                       51,407       Chevron Corp. ...................................     4,330,526
                                                       39,124       ConocoPhillips ..................................     3,071,234
                                                        4,000       Consol Energy, Inc. .............................       184,440
                                                       10,402       Devon Energy Corp. ..............................       814,373
                                                        5,332       EOG Resources, Inc. .............................       389,556
                                                       16,512       El Paso Corp. ...................................       284,502
                                                      134,746       Exxon Mobil Corp. ...............................    11,302,494
                                                        6,215       Hess Corp. ......................................       366,436
                                                       16,780       Marathon Oil Corp. ..............................     1,006,129
                                                        4,000       Murphy Oil Corp. ................................       237,760
                                                       19,758       Occidental Petroleum Corp. ......................     1,143,593
                                                        6,000       Peabody Energy Corp. ............................       290,280
                                                        3,256       Sunoco, Inc. ....................................       259,438
                                                       13,400       Valero Energy Corp. .............................       989,724
                                                       13,607       Williams Cos., Inc. .............................       430,253
                                                        9,733       XTO Energy, Inc. ................................       584,953
                                                                                                                       ------------
                                                                                                                         27,345,188
------------------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 0.3%                         10,824       International Paper Co. .........................       422,677
                                                        4,942       MeadWestvaco Corp. ..............................       174,551
                                                        4,929       Weyerhaeuser Co. ................................       389,046
                                                                                                                            986,274
------------------------------------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS - 0.1%                                9,794       Avon Products, Inc. .............................       359,929
                                                        3,300       The Estee Lauder Cos., Inc. Class A .............       150,183
                                                                                                                       ------------
                                                                                                                            510,112
------------------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS - 6.1%                                 37,420       Abbott Laboratories .............................     2,003,841
                                                        6,854       Allergan, Inc. ..................................       395,065

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
Blackrock S&P 500 Index V.I. Fund
Schedule of Investments as of June 30, 2007 (Unaudited)
--------------------------------------------------------------------------------

                                                       SHARES
INDUSTRY                                                 HELD                         COMMON STOCKS                        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                                        2,300       Barr Pharmaceuticals, Inc. (a) ..................  $    115,529
                                                       47,963       Bristol-Myers Squibb Co. ........................     1,513,712
                                                       23,248       Eli Lilly & Co. .................................     1,299,098
                                                        8,018       Forest Laboratories, Inc. (a) ...................       366,022
                                                       69,253       Johnson & Johnson ...............................     4,267,370
                                                        6,116       King Pharmaceuticals, Inc. (a) ..................       125,133
                                                       51,879       Merck & Co., Inc. ...............................     2,583,574
                                                        5,430       Mylan Laboratories Inc. .........................        98,772
                                                      167,860       Pfizer, Inc. ....................................     4,292,180
                                                       35,011       Schering-Plough Corp. ...........................     1,065,735
                                                        1,640       Watson Pharmaceuticals, Inc. (a) ................        53,349
                                                       32,651       Wyeth ...........................................     1,872,208
                                                                                                                       ------------
                                                                                                                         20,051,588
------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.2%            1,600       Apartment Investment & Management Co. Class A ...        80,672
                                                        4,900       Archstone-Smith Trust ...........................       289,639
                                                        2,200       AvalonBay Communities, Inc. .....................       261,536
                                                        3,200       Boston Properties, Inc. .........................       326,816
                                                        2,900       Developers Diversified Realty Corp. .............       152,859
                                                        6,900       Equity Residential ..............................       314,847
                                                        5,600       General Growth Properties, Inc. .................       296,520
                                                       12,500       Host Marriott Corp. .............................       289,000
                                                        4,500       Kimco Realty Corp. ..............................       171,315
                                                        4,500       Plum Creek Timber Co., Inc. .....................       187,470
                                                        5,900       ProLogis ........................................       335,710
                                                        2,500       Public Storage, Inc. ............................       192,050
                                                        5,700       Simon Property Group, Inc. ......................       530,328
                                                        3,400       Vornado Realty Trust ............................       373,456
                                                                                                                       ------------
                                                                                                                          3,802,218
------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.0%             4,100       CB Richard Ellis Group, Inc. (a) ................       149,650
------------------------------------------------------------------------------------------------------------------------------------
ROAD & RAIL - 0.7%                                      8,066       Burlington Northern Santa Fe Corp. ..............       686,739
                                                       10,508       CSX Corp. .......................................       473,701
                                                        9,386       Norfolk Southern Corp. ..........................       493,422
                                                        1,584       Ryder System, Inc. ..............................        85,219
                                                        6,207       Union Pacific Corp. .............................       714,736
                                                                                                                       ------------
                                                                                                                          2,453,817
------------------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.6%        13,172       Advanced Micro Devices, Inc. (a)(d) .............       188,360
                                                        7,047       Altera Corp. ....................................       155,950
                                                        8,473       Analog Devices, Inc. ............................       318,924
                                                       33,062       Applied Materials, Inc. .........................       656,942
                                                       10,497       Broadcom Corp. Class A (a) ......................       307,037
                                                      138,988       Intel Corp. .....................................     3,302,355
                                                        5,100       KLA-Tencor Corp. ................................       280,245
                                                       19,096       LSI Logic Corp. (a) .............................       143,411
                                                        6,764       Linear Technology Corp. .........................       244,722
                                                        5,200       MEMC Electronic Materials, Inc. (a) .............       317,824
                                                        8,487       Maxim Integrated Products, Inc. .................       283,551
                                                       19,626       Micron Technology, Inc. (a) .....................       245,914
                                                        7,308       National Semiconductor Corp. ....................       206,597
                                                        2,142       Novellus Systems, Inc. (a) ......................        60,769

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
Blackrock S&P 500 Index V.I. Fund
Schedule of Investments as of June 30, 2007 (Unaudited)
--------------------------------------------------------------------------------

                                                       SHARES
INDUSTRY                                                 HELD                         COMMON STOCKS                        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                                        8,200       Nvidia Corp. (a) ................................  $    338,742
                                                        4,838       Teradyne, Inc. (a) ..............................        85,052
                                                       34,871       Texas Instruments, Inc. .........................     1,312,196
                                                        6,913       Xilinx, Inc. ....................................       185,061
                                                                                                                       ------------
                                                                                                                          8,633,652
------------------------------------------------------------------------------------------------------------------------------------
SOFTWARE - 3.2%                                        14,260       Adobe Systems, Inc. (a) .........................       572,539
                                                        6,052       AutoDesk, Inc. (a) ..............................       284,928
                                                        5,101       BMC Software, Inc. (a) ..........................       154,560
                                                       10,746       CA, Inc. ........................................       277,569
                                                        3,729       Citrix Systems, Inc. (a) ........................       125,555
                                                        9,818       Compuware Corp. (a) .............................       116,441
                                                        7,900       Electronic Arts, Inc. (a) .......................       373,828
                                                        7,386       Intuit, Inc. (a) ................................       222,171
                                                      201,286       Microsoft Corp. .................................     5,931,898
                                                        6,682       Novell, Inc. (a) ................................        52,053
                                                       94,685       Oracle Corp. (a) ................................     1,866,241
                                                       22,830       Symantec Corp. (a) ..............................       461,166
                                                                                                                       ------------
                                                                                                                         10,438,949
------------------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL - 1.9%                                 2,400       Abercrombie & Fitch Co. Class A .................       175,152
                                                        4,383       AutoNation, Inc. (a) ............................        98,355
                                                        1,308       AutoZone, Inc. (a) ..............................       178,699
                                                        7,248       Bed Bath & Beyond, Inc. (a) .....................       260,856
                                                       10,118       Best Buy Co., Inc. ..............................       472,207
                                                        2,765       Circuit City Stores, Inc. .......................        41,696
                                                       11,603       The Gap, Inc. ...................................       221,617
                                                       47,159       Home Depot, Inc. ................................     1,855,707
                                                        8,879       Limited Brands, Inc. ............................       243,729
                                                       35,122       Lowe's Cos., Inc. ...............................     1,077,894
                                                        6,740       Office Depot, Inc. (a) ..........................       204,222
                                                        1,379       OfficeMax, Inc. .................................        54,195
                                                        3,783       RadioShack Corp. ................................       125,369
                                                        2,866       The Sherwin-Williams Co. ........................       190,503
                                                       18,192       Staples, Inc. ...................................       431,696
                                                       10,656       TJX Cos., Inc. ..................................       293,040
                                                        2,747       Tiffany & Co. ...................................       145,756
                                                                                                                       ------------
                                                                                                                          6,070,693
------------------------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS - 0.5%                 8,600       Coach, Inc. (a) .................................       407,554
                                                        3,100       Jones Apparel Group, Inc. .......................        87,575
                                                        2,708       Liz Claiborne, Inc. .............................       101,008
                                                        9,634       Nike, Inc. Class B ..............................       561,566
                                                        1,500       Polo Ralph Lauren Corp. .........................       147,165
                                                        2,308       VF Corp. ........................................       211,367
                                                                                                                       ------------
                                                                                                                          1,516,235
------------------------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE - 1.3%                      13,658       Countrywide Financial Corp. .....................       496,468
                                                       23,234       Fannie Mae ......................................     1,517,877
                                                       16,350       Freddie Mac .....................................       992,445
                                                       12,000       Hudson City Bancorp, Inc. .......................       146,640
                                                        2,467       MGIC Investment Corp. ...........................       140,274
                                                        9,280       Sovereign Bancorp, Inc. .........................       196,179
                                                       22,051       Washington Mutual, Inc. .........................       940,255
                                                                                                                       ------------
                                                                                                                          4,430,138
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
Blackrock S&P 500 Index V.I. Fund
Schedule of Investments as of June 30, 2007 (Unaudited)
--------------------------------------------------------------------------------

                                                       SHARES
INDUSTRY                                                 HELD                        COMMON STOCKS                        VALUE
------------------------------------------------------------------------------------------------------------------------------------
TOBACCO - 1.2%                                         50,689       Altria Group, Inc. ..............................  $  3,555,326
                                                        3,600       Reynolds American, Inc. .........................       234,720
                                                        3,299       UST, Inc. .......................................       177,189
                                                                                                                       ------------
                                                                                                                          3,967,235
------------------------------------------------------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS - 0.1%                 2,021       WW Grainger, Inc. ...............................       188,054
------------------------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 0.6%              8,087       Alltel Corp. ....................................       546,277
                                                       68,191       Sprint Nextel Corp. .............................     1,412,236
                                                                                                                       ------------
                                                                                                                          1,958,513
------------------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS
                                                                    (COST - $172,651,950) - 97.8% ...................   319,405,318
------------------------------------------------------------------------------------------------------------------------------------

                                                   BENEFICIAL
                                                     INTEREST                      SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
                                                   $7,694,417       BlackRock Liquidity Series, LLC Cash Sweep
                                                                    Series, 5.33% (b)(e) ............................     7,694,417

                                                   13,365,100       BlackRock Liquidity Series, LLC Money Market
                                                                    Series, 5.33% (b)(e)(f) .........................    13,365,100

------------------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL SHORT-TERM SECURITIES
                                                                    (COST - $21,059,517) - 6.5% .....................    21,059,517
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL INVESTMENTS
                                                                    (COST - $193,711,467*) - 104.3% .................   340,464,835
                                                                    LIABILITIES IN EXCESS OF OTHER ASSETS - (4.3%) ..   (14,029,006)
                                                                                                                       ------------
                                                                    NET ASSETS - 100.0% .............................  $326,435,829
                                                                                                                       ============

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2007, as computed for federal income tax purposes, were as follows:

Aggregate cost ...........................   $201,466,552
                                             ============
Gross unrealized appreciation ............   $143,519,829
Gross unrealized depreciation ............     (4,521,546)
                                             ------------
Net unrealized appreciation ..............   $138,998,283
                                             ============

(a)   Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

-----------------------------------------------------------------------------------------------------------
                                            PURCHASE         SALE           REALIZED      INTEREST/DIVIDEND
AFFILIATE                                     COST           COST           GAIN (LOSS)        INCOME
-----------------------------------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC
   Cash Sweep Series .................            --     $2,299,081 *             --         $  501,875
BlackRock Liquidity Series, LLC
   Money Market Series ...............            --     $  504,600 *             --         $    5,950
Merrill Lynch & Co., Inc. ............     $  91,944     $   64,519        $  82,487         $   14,405
The PNC Financial Services Group, Inc.
   Group, Inc. .......................     $ 159,652     $   51,275        $    (896)        $    8,360
-----------------------------------------------------------------------------------------------------------

*     Represents net sale cost.
(c) All or a portion of security held as collateral in connection with open financial futures contracts.
(d)   Security, or a portion of security, is on loan.
(e)   Represents the current yield as of June 30, 2007.
(f)   Security was purchased with the cash proceeds from securities loans.
 * For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
Blackrock S&P 500 Index V.I. Fund
Schedule of Investments as of June 30, 2007 (Unaudited)
--------------------------------------------------------------------------------

-     Financial futures contracts purchased as of June 30, 2007 were as follows:

-----------------------------------------------------------------------------------------------------------------------------------
NUMBER OF                                                             EXPIRATION                     FACE               UNREALIZED
CONTRACTS                              ISSUE                             DATE                        VALUE             DEPRECIATION
-----------------------------------------------------------------------------------------------------------------------------------
20                        S&P 500 Financial Futures Index           September 2007               $ 7,626,583            $ (49,422)
-----------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Item 7 --  Disclosure of Proxy Voting Policies and Procedures for Closed-End
           Management Investment Companies -- Not Applicable

Item 8 --  Portfolio Managers of Closed-End Management Investment Companies --
           Not Applicable

Item 9 --  Purchases of Equity Securities by Closed-End Management Investment
           Company and Affiliated Purchasers -- Not Applicable

Item 10 -- Submission of Matters to a Vote of Security Holders -- The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -- Controls and Procedures

11(a) -- The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) -- There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -- Exhibits attached hereto

12(a)(1) -- Code of Ethics -- Not Applicable to this semi-annual report

12(a)(2) -- Certifications -- Attached hereto

12(a)(3) -- Not Applicable

12(b) --   Certifications -- Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Variable Series Funds, Inc.

By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Variable Series Funds, Inc.

       Date: August 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Variable Series Funds, Inc.

       Date: August 20, 2007

By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock Variable Series Funds, Inc.

       Date: August 20, 2007